UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03623

Exact name of registrant as specified in charter:	The Prudential Series Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Jonathan D. Shain
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-802-6469

Date of fiscal year end:	12/31/2004

Date of reporting period:	12/31/2004

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

ANNUAL REPORT

DECEMBER 31, 2004

The Prudential Series Fund, Inc.

■	Conservative Balanced Portfolio

■	Diversified Bond Portfolio

■	Equity Portfolio

■	Flexible Managed Portfolio

■	Global Portfolio

■	Government Income Portfolio

■	High Yield Bond Portfolio

■	Jennison Portfolio

■	Money Market Portfolio

■	Natural Resources Portfolio

■	Small Capitalization Stock Portfolio

■	Stock Index Portfolio

■	Value Portfolio

■	Zero Coupon Bond Portfolio 2005

The Prudential Insurance Company of America

751 Broad Street, Newark, NJ 07102-3777

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

213 Washington Street, Newark, NJ 07102-3777

Pruco Life Insurance Company is not licensed to do business in New York.

IFS-2005-A094581

T

his report is one of several that provide financial information about certain investment choices available on variable life insurance and variable annuity contracts. Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable life insurance or variable annuity contract prospectus to determine which portfolios are available to you. A list of the variable contracts that this report supports is located on the inside back cover.

This report must be preceded or accompanied by the current Monthly Performance Review (MPR) for the applicable product and the current prospectuses for the Prudential Series Fund portfolios and the applicable variable life or annuity contract. The prospectuses contain information on the investment objectives, risks, and charges and expenses and should be read carefully.

The contract’s prospectus contains hypothetical performance illustrations that show the effect of various assumptions regarding the cost of insurance protection. You may also obtain a personalized illustration of historical performance that reflects the cost of your policy’s insurance protection. The MPR shows historical investment performance after the deduction of investment management fees, investment-related expenses, and the product’s mortality and expense risk charges. For variable life insurance products, additional contract charges include the cost of insurance, administrative, sales, and any applicable withdrawal or surrender charges, which will reduce the rates of return shown. For variable annuity products, returns are net of all contract charges, including applicable surrender or withdrawal charges.

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To receive your semiannual/annual reports on-line, go to www.icsdelivery.com/prudential and enroll. Instead of receiving printed reports, you will receive notification via e-mail when new materials are available for your review. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request. Owners of variable annuity contracts should call 888-778-2888 and owners of variable life insurance contracts should call 800-778-2255 to obtain descriptions of the Fund’s proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31, 2004 is available on the website of the Commission at www.sec.gov and on the Fund’s website at www.irrc.com/prudential.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call 1-800-SEC-0330. Form N-Q is also available on the Fund’s website at www.prudential.com or by calling the telephone numbers referenced above.

GLOSSARY OF BENCHMARK DEFINITIONS

Aggressive Growth Asset Allocation Custom Blended Index consists of Russell 3000 Index (80%), and MSCI EAFE Index (20%).

Balanced Asset Allocation Custom Blended Index consists of Russell 3000 Index (48%), Lehman Brothers U.S. Aggregate Bond lndex(40%) and MSCI EAFE Index (12%).

Conservative Asset Allocation Custom Blended Index consists of Russell 3000 Index (32%), Lehman Brothers U.S. Aggregate Bond lndex(60%) and MSCI EAFE Index (8%).

Conservative Balanced Custom Blended Index consists of a blend of the S&P 500 Index (50%), the Lehman Brothers Aggregate Bond Index (40%), and the 3-Month T-Bill (10%).

Diversified Conservative Growth Custom Blended Index consists of S&P 500 Barra Value Index (15%), S&P 500 Barra Growth Index (15%), Russell 2000 Value Index (5%), Russell 2000 Growth Index (5%), Lehman Brothers Aggregate Bond Index (40%), and Lehman Brothers High Yield Bond Index (20%).

Flexible Managed Custom Blended Index consists of a blend of the S&P 500 Index (60%), the Lehman Brothers Aggregate Bond Index (35%), and the 3-Month T-Bill (5%).

Growth Asset Allocation Custom Blended Index consists of consists of Russell 3000 Index (64%), Lehman Brothers U.S. Aggregate Bond lndex(20%) and MSCI EAFE Index (16%).

Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, non-investment-grade debt securities with at least one year remaining to maturity. It gives a broad look at how high yield (“junk”) bonds have performed.

Lehman Brothers Government Bond Index is an unmanaged index comprised of securities issued or backed by the U.S. government, its agencies, and instrumentalities with a remaining maturity of 1 to 30 years.

Lehman Brothers Intermediate BB Corporate Bond Index is an unmanaged index comprised of various fixed income securities rated BB.

The Lipper Variable Insurance Products (VIP) Funds Averages are calculated by Lipper Analytical Services, Inc., and reflect the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

Balanced Funds Average	International Growth Funds Average	Multi-Cap Value Funds Average
Corporate Debt Funds BBB-Rated Average	Large-Cap Core Funds Average	Natural Resources Funds Average
Flexible Portfolio Funds Average	Large-Cap Growth Funds Average	S&P 500 Index Funds Average
General U.S. Government Funds Average	Large-Cap Value Funds Average	Small-Cap Core Funds Average
Global Funds Average	Mid-Cap Growth Funds Average	Small-Cap Growth Funds Average
High Current Yield Funds Average	Mid-Cap Value Funds Average	Small-Cap Value Funds Average
Income Funds Average	Money Market Funds Average	Specialty/Miscellaneous Funds Average
Intermediate Investment-Grade Debt Funds Average	Multi-Cap Core Funds Average	Target Maturity Funds Average
International Value Funds Average	Multi-Cap Growth Funds Average

Merrill Lynch U.S. High Yield Master II BB-B Rated Index is a broad high yield index including high yield bonds across the maturity spectrum, within the BB-B rated credit quality spectrum, included in the below-investment-grade universe.

Morgan Stanley Capital International Europe, Australasia, and the Far East (MSCI EAFE) Index is a weighted, unmanaged index that reflects stock performance in Europe, Australasia, and the Far East.

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index comprised of approximately 1,500 companies listed on the stock exchanges of Australasia, Canada, Europe, the Far East, and the United States.

Russell 1000 Growth Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market.

Russell 1000 Value Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Growth Index is a market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2500 Growth Index is a market cap-weighted index that measures the performance of those Russell 2500™ companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500 Index is a market cap-weighted index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

Russell 2500 Value Index is a market cap-weighted index that measures the performance of those Russell 2500™ companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index is a market cap-weighted index that measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index is a market cap-weighted index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

S&P MidCap 400 Index is a widely accepted, unmanaged total return index of 400 domestic stocks measuring the performance of the midsize company segment of the U.S. stock market.

S&P SmallCap 600 Index is an unmanaged index representing the aggregate market value of the common equity of 600 small-company stocks.

S&P SuperComposite Information Technology Index measures the performance of the technology components of the S&P SuperComposite 1500, which is a combination of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 indexes, and provides a broad representation of the entire U.S. market, representing 87% of total U.S. equity market capitalization.

This page may include certain benchmarks not applicable to the portfolios available in this particular report. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.

Annual Report

DECEMBER 31, 2004

Letter to Contract Owners

■	THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

Conservative Balanced Portfolio

Diversified Bond Portfolio

Equity Portfolio

Flexible Managed Portfolio

Global Portfolio

Government Income Portfolio

High Yield Bond Portfolio

Jennison Portfolio

Money Market Portfolio

Natural Resources Portfolio

Small Capitalization Stock Portfolio

Stock Index Portfolio

Value Portfolio

Zero Coupon Portfolio 2005

■	FINANCIAL REPORTS
A1	Financial Statements
B1	Schedule of Investments
C1	Notes to Financial Statements
D1	Financial Highlights
E1	Report of Independent Registered Accounting Firm
F1	Management of the Prudential Series Fund, Inc.

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund, Inc.

Annual Report

DECEMBER 31, 2004

Letter to Contract Owners

■	DEAR CONTRACT OWNER

We hope that you find the annual report for the Prudential Series Fund to be a valuable source of information about your investments. Your success is important to us.

As the New Year begins, we are taking this opportunity to remind you of the importance of asset allocation, a strategy that takes a long-term, disciplined approach and can help minimize risk through a diversified portfolio. Investing in a strategic mix of assets can help you avoid the negative impact of a downturn in one asset class and can help better position your investments as asset classes rotate in and out of favor.

Your investment professional can help you create a diversified investment plan that considers your reasons for investing, personal investment horizon and risk tolerance. A carefully chosen and broad mix of assets—reviewed periodically over time—can help you stay focused on meeting your long-term objectives, despite fluctuations in the market.

At Prudential, we are committed to helping you grow and protect your wealth by providing financial solutions that meet your needs—today and in the future. We look forward to continuing our relationship with you and thank you for your confidence in our products.

Sincerely,

David R. Odenath, Jr.

President,

The Prudential Series Fund, Inc.	January 31, 2005

PRESIDENT

DAVID R. ODENATH, JR.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

Conservative Balanced Portfolio

■	MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC. AND QUANTITATIVE MANAGEMENT ASSOCIATES LLC

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Conservative Balanced Portfolio	8.04%	2.64%	7.36%
S&P 500 Index[1]	10.87%	-2.30%	12.07%
Conservative Balanced Custom Blended Index[1]	7.33%	2.49%	9.84%
Lipper (VIP) Balanced Funds Average[1]	8.55%	2.96%	9.27%

Conservative Balanced Portfolio inception date: 5/13/1983. The Conservative Balanced Custom Blended Index consists of a blend of the S &P 500 Index (50%), the Lehman Brothers U.S. Aggregate Bond Index (40%), and the T-Bill 3-Month Blend (10%).

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change. The Portfolio may also invest in derivative securities, which may carry market, credit, and liquidity risks. These risks may result in greater share price volatility.

	Portfolio	SP500
31-Dec-94	10,000.0000	10,000.00
30-Jun-95	10,983.6870	12,018.58
31-Dec-95	11,727.1566	13,753.37
30-Jun-96	12,318.4790	15,140.96
31-Dec-96	13,207.8573	16,909.09
30-Jun-97	14,237.4208	20,391.89
31-Dec-97	14,984.7911	22,548.44
30-Jun-98	16,186.6397	26,544.46
31-Dec-98	16,743.2711	28,997.04
30-Jun-99	17,419.6260	32,582.91
31-Dec-99	17,863.9119	35,096.05
30-Jun-00	18,112.5990	34,946.30
31-Dec-00	17,777.7174	31,901.68
30-Jun-01	17,601.5328	29,766.54
31-Dec-01	17,418.9643	28,113.01
30-Jun-02	16,378.3997	24,415.89
31-Dec-02	15,855.4134	21,902.19
30-Jun-03	17,255.4071	24,476.09
31-Dec-03	18,831.2434	28,180.94
30-Jun-04	19,199.6913	29,150.84
31-Dec-04	20,344.9361	31,245.36

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the Conservative Balanced Portfolio had a total return of 8.04% compared with the return of 10.87% for the unmanaged S&P 500 Index, 7.33% for the unmanaged Conservative Balanced Custom Blended Index, and 8.55% for the Lipper (VIP) Balanced Funds Average.

The 10.87% return of the S&P 500 Index came almost entirely in the last few months of the year as the U.S. election settled the political uncertainty and the price of oil declined somewhat. Within the S&P 500 Index, value stocks and stocks of companies with small capitalizations tended to perform better. Although the threat of rising interest rates clouded the bond markets, a series of small actions by the Federal Reserve (the Fed) primarily affected short-term securities, while longer-term bonds actually declined moderately. Continued economic strength and investors’ search for higher yield continued to benefit more credit-sensitive issues.

While the Portfolio’s return trailed the Lipper (VIP) Balanced Funds Average, the Portfolio outperformed its custom benchmark. As a conservatively managed portfolio, it normally holds approximately 50% of its assets in stocks, while the remainder is in bonds and cash. This is a lower equity allocation than that of most balanced accounts, which normally hold about 60% in equities. Consequently, when stocks outperformed bonds, the Portfolio was hurt relative to its competitors by having a more conservative targeted equity exposure. Fortunately, our favorable view of stocks in 2004 led us to overweight them relative to our normal allocation, so we outperformed our 50% stock, 40% bond, and 10% cash benchmark. The stock segment of the Portfolio is managed to track the return of the S&P 500 Index, while the bond segment is actively managed.

The fixed income segment outperformed the Lehman Brothers Aggregate U.S. Bond Index. The segment emphasized intermediate-maturity bonds in lieu of the shorter-maturity securities, which were most affected by the rise in the Fed actions. The segment continued to overweight corporate bonds in the BBB ratings category and, to a lesser extent, high yield corporate bonds. Both sectors performed better than more highly rated corporate bonds and U.S. Treasury securities. Emphasizing commercial mortgage-backed and other asset-backed securities also contributed as they generally outperformed U.S. Treasurys. Issue selection in corporate bonds and mortgage-backed securities benefited performance.”

[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

Diversified Bond Portfolio

■	MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Diversified Bond Portfolio	5.59%	7.36%	7.58%
Lehman Brothers U.S. Aggregate Bond Index[1]	4.34%	7.71%	7.72%
Lipper (VIP) Corporate Debt Funds BBB-Rated Funds Average[1]	5.18%	7.70%	7.86%

Diversified Bond Portfolio inception date: 5/13/1983.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change. The Portfolio may also invest in derivative securities, which may carry market, credit, and liquidity risks. These risks may result in greater share price volatility.

	Portfolio	LBAB
31-Dec-94	10,000.0000	10,000.00
30-Jun-95	11,208.1841	11,144.43
31-Dec-95	12,073.2114	11,847.46
30-Jun-96	11,887.8679	11,703.51
31-Dec-96	12,604.1341	12,277.55
30-Jun-97	13,121.8322	12,657.35
31-Dec-97	13,684.0671	13,462.89
30-Jun-98	14,291.1644	13,991.68
31-Dec-98	14,663.1060	14,632.39
30-Jun-99	14,422.2987	14,431.87
31-Dec-99	14,555.2231	14,512.11
30-Jun-00	14,963.3377	15,090.68
31-Dec-00	15,970.6378	16,199.26
30-Jun-01	16,816.1082	16,785.14
31-Dec-01	17,084.9577	17,567.19
30-Jun-02	17,331.5785	18,233.13
31-Dec-02	18,292.3646	19,368.69
30-Jun-03	19,386.5834	20,129.50
31-Dec-03	19,661.5621	20,163.61
30-Jun-04	19,694.8328	20,193.90
31-Dec-04	20,759.9553	21,038.43

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the Diversified Bond Portfolio returned 5.59%, outperforming the Lehman Brothers U.S. Aggregate Bond Index that rose 4.34% and the Lipper (VIP) Corporate Debt Funds BBB-Rated Funds Average that gained 5.18%.

The Portfolio benefited from a U.S. bond market that was resilient, even as the Federal Reserve (the Fed) raised the federal funds rate—the rate banks charge each other on overnight loans—by a quarter percentage point five times. The combined moves lifted the key rate from 1.00% to 2.25%. Increasing borrowing costs enabled the Fed to reduce monetary stimulus in the economy.

Despite its resilience, the bond market was somewhat volatile during the year. Anticipation of the trend toward higher short-term rates had initially prompted a sharp selloff in the U.S. bond market during the second quarter of 2004. At that time strong job growth and rising inflationary pressures suggested the Fed would move aggressively to slow economic growth. Prospects for higher rates weighed on the fixed income market as bond prices move inversely to interest rates. However, as 2004 continued, the bond market recovered amid economic conditions that were more favorable for bonds. Job growth was uneven and inflation surprisingly mild despite sharply higher oil prices. These were welcomed developments, particularly as inflation erodes the value of bonds’ fixed interest payments.

In an environment of moderate inflation and still-low interest rates, many investors turned to bonds that yielded more than U.S. Treasury securities, particularly high yield bonds (commonly called “junk” bonds) and emerging-market bonds. The Portfolio benefited from its exposure to these higher-yielding assets, which dramatically outperformed Treasurys in 2004. Among high yield bonds held by the Portfolio, debt securities of Citizen Communications and CenterPointEnergy performed well, while bonds of HCA, Inc. and Continental Airlines Equipment Trust Certificates did not perform well. Among its emerging-market bonds, debt securities of Russia, Brazil, Poland, and Turkey performed well.

The Portfolio also benefited from its exposure to investment-grade corporate bonds, which also outperformed Treasurys in 2004. The search for attractive yields and a favorable supply/demand balance were supportive. The Portfolio’s return was enhanced by its holdings in the telecommunications sector (AT&T and Sprint) and the financial sector (Citigroup and Goldman Sachs). However, the Portfolio held bonds in the auto sector (General Motors) and the communications sector (Clear Channel) that did not perform well.”

[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.

Annual Report

December 31, 2004

Equity Portfolio

■ MANAGED BY: GE ASSET MANAGEMENT; JENNISON ASSOCIATES LLC; and SALOMON BROTHERS ASSET MANAGEMENT

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■ PERFORMANCE SUMMARY* - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Equity Portfolio: Class I	9.93%	0.61%	9.42%
Equity Portfolio: Class II	9.51%	0.20%	N/A†
S&P 500 Index[1]	10.87%	–2.30%	12.07%
Russell 1000 Index[1]	11.40%	–1.76%	12.16%
Lipper (VIP) Large-Cap Core Funds Average[1]	8.59%	–2.88%	9.72%

Equity Portfolio (Class I) inception date: 5/13/1983. Equity Portfolio (Class II) inception date: 5/4/1999. † The since inception return for the Class II shares was 0.06%.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change.

	Equity	SP500
31-Dec-1994	10,000.00	10,000.00
30-Jun-1995	11,658.43	12,018.58
31-Dec-1995	13,129.03	13,753.37
30-Jun-1996	14,089.19	15,140.96
31-Dec-1996	15,560.47	16,909.09
30-Jun-1997	17,624.41	20,391.89
31-Dec-1997	19,397.39	22,548.44
30-Jun-1998	21,816.29	26,544.46
31-Dec-1998	21,209.10	28,997.04
30-Jun-1999	24,490.78	32,582.91
31-Dec-1999	23,858.10	35,096.05
30-Jun-2000	22,553.48	34,946.30
31-Dec-2000	24,641.60	31,901.68
30-Jun-2001	23,250.66	29,766.54
31-Dec-2001	21,886.04	28,113.01
30-Jun-2002	19,316.26	24,415.89
31-Dec-2002	16,996.63	21,902.19
30-Jun-2003	19,055.70	24,476.09
31-Dec-2003	22,375.85	28,180.94
30-Jun-2004	22,998.11	29,150.84
31-Dec-2004	24,596.68	31,245.36

■ PERFORMANCE REVIEW

“For the year ended December 31, 2004, the Equity Portfolio (Class I) had a total return of 9.93% compared with the return of 10.87% for the unmanaged S&P 500 Index, 11.40% for the Russell 1000 Index, and 8.59% for the Lipper (VIP) Large-Cap Core Funds Average. Jennison manages 50% of the Portfolio while Salomon and GE each manage 25%.

Jennison’s segment outperformed the S&P 500 Index, led by holdings in the healthcare, consumer staples, energy, and financials sectors. Positions in the information technology, materials, industrials, and consumer discretionary sectors generated positive returns, but underperformed the Index. The drug company Sepracor and Internet and catalog retail stock eBay were among the largest contributors to the segment’s return. Oil and natural gas supply constraints, coupled with rising demand, pushed up oil prices and benefited the segment’s energy holdings. In technology, Yahoo! and Marvell Technology helped performance, but Intel, Cisco, and Texas Instruments declined. Cisco’s inventories increased when they were expected to fall, disappointing investors. However, Cisco claimed that the rise was linked to quicker responses to its customers’ needs. Jennison is monitoring the position.

Salomon’s segment trailed the S&P 500 Index. Overall stock selection in the healthcare, consumer staples, and telecommunications sectors helped performance during the year. Selection in the technology, consumer discretionary, and materials sectors hurt. The segment benefited from takeovers of several holdings and from the impact of above-expectation earnings on its defense stocks. However, a position in Nortel declined because of questions about its accounting policies.

GE’s segment trailed the S&P 500 Index. Its underperformance was broad, but the greatest impact was in the information technology, healthcare, consumer discretionary, and materials sectors. The segment’s utility holdings performed in line with the benchmark. GE’s price discipline proved costly in technology, where the more seasoned firms GE preferred were outperformed by more speculative stocks.”

*Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I).

**The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

1For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

Flexible Managed Portfolio

■	MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC. AND QUANTITATIVE MANAGEMENT ASSOCIATES LLC

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Flexible Managed Portfolio	10.74%	2.14%	8.19%
S&P 500 Index[1]	10.87%	-2.30%	12.07%
Flexible Managed Custom Blended Index[1]	8.14%	1.73%	10.46%
Lipper (VIP) Flexible Portfolio Funds Average[1]	8.25%	3.04%	10.00%

Flexible Managed Portfolio inception date: 5/13/1983. The Flexible Managed Custom Blended Index consists of a blend of the S&P 500 Index (60%), the Lehman Brothers U.S. Aggregate Bond Funds Average (35%), and the T-Bill 3-Month Blend (5%).

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change. The Portfolio may also invest in derivative securities, which may carry market, credit, and liquidity risks. These risks may result in greater share price volatility.

	Portfolio	SP500
31-Dec-94	10,000.0000	10,000.00
30-Jun-95	11,216.0510	12,018.58
31-Dec-95	12,413.5937	13,753.37
30-Jun-96	13,047.0578	15,140.96
31-Dec-96	14,105.8099	16,909.09
30-Jun-97	15,534.6227	20,391.89
31-Dec-97	16,639.7032	22,548.44
30-Jun-98	18,234.4269	26,544.46
31-Dec-98	18,342.9215	28,997.04
30-Jun-99	19,545.1087	32,582.91
31-Dec-99	19,769.1214	35,096.05
30-Jun-00	19,896.3958	34,946.30
31-Dec-00	19,484.0433	31,901.68
30-Jun-01	18,992.0377	29,766.54
31-Dec-01	18,376.4576	28,113.01
30-Jun-02	17,070.4340	24,415.89
31-Dec-02	16,035.4750	21,902.19
30-Jun-03	17,755.2586	24,476.09
31-Dec-03	19,845.6496	28,180.94
30-Jun-04	20,505.8402	29,150.84
31-Dec-04	21,977.1707	31,245.36

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the Flexible Managed Portfolio had a total return of 10.74% compared with the return of 10.87% for the unmanaged S&P 500 Index, 8.14% for the Flexible Managed Custom Blended Index, and 8.25% for the Lipper (VIP) Flexible Portfolio Funds Average.

All three elements of active management contributed positively in 2004, as the asset allocation and the underlying security selections in the stock and bond segments were good. Throughout the year the Portfolio had a consistent underweighting in bonds and overweighting in stocks, which benefited the Portfolio because stocks outperformed for the year.

The 10.87% return of the S&P 500 Index came almost entirely in the last few months of the year as the U.S. election settled the political uncertainty and the price of oil declined somewhat. Within the S&P 500 Index, value stocks and stocks of companies with small capitalizations tended to perform better. Although the threat of rising interest rates clouded the bond markets, a series of small actions by the Federal Reserve (the Fed) primarily affected short-term securities, while longer-term bonds actually declined moderately. Continued economic strength and investors’ search for higher yield continued to benefit more credit-sensitive issues.

The stock segment outperformed the S&P 500 Index by almost three percentage points. Its individual security emphases among those of rapidly growing companies were particularly helpful. Overweightings in Taser International ( + 361%) and Nucor ( + 89%) made significant contributions. Relative performance was also helped by having a larger exposure to smaller-cap stocks than the benchmark.

The fixed income segment outperformed the Lehman Aggregate Index. The segment emphasized intermediate-maturity bonds in lieu of the shorter-maturity securities that were most affected by the rise in the Fed actions. The segment continued to overweight corporate bonds in the BBB ratings category and, to a lesser extent, high yield corporate bonds. Both sectors performed better than more highly rated corporate bonds and U.S. Treasury securities. Emphasizing commercial mortgage-backed and other asset-backed securities also contributed as they generally outperformed U.S. Treasurys. Issue selection in corporate bonds and mortgage-backed securities benefited performance.”

[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

Global Portfolio

■	MANAGED BY: JENNISON ASSOCIATES LLC

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Global Portfolio	9.59%	-5.70%	7.45%
MSCI World Index[1]	14.72%	-2.45%	8.09%
Lipper (VIP) Global Growth Funds Average[1]	15.69%	-1.81%	9.62%

Global Portfolio inception date: 9/19/1988.

Foreign investments are subject to the risks of currency fluctuation and the impact of social, political, and economic change, which may result in greater share price volatility.

	Portfolio	MSCIWI
31-Dec-94	10,000.0000	10,000.00
30-Jun-95	10,945.0921	10,914.45
31-Dec-95	11,587.7288	12,072.03
30-Jun-96	12,775.3886	12,927.20
31-Dec-96	13,869.6754	13,699.20
30-Jun-97	15,601.2286	15,806.53
31-Dec-97	14,837.3316	15,858.66
30-Jun-98	17,706.5131	18,498.25
31-Dec-98	18,558.2690	19,718.35
30-Jun-99	20,366.1355	21,396.54
31-Dec-99	27,516.0435	24,635.09
30-Jun-00	27,244.0513	24,005.46
31-Dec-00	22,651.6490	21,388.59
30-Jun-01	20,695.8472	19,133.16
31-Dec-01	18,656.3646	17,790.19
30-Jun-02	16,095.7567	16,221.87
31-Dec-02	13,965.2548	14,252.42
30-Jun-03	16,026.7942	15,836.74
31-Dec-03	18,722.6592	18,970.91
30-Jun-04	18,844.5209	19,638.08
31-Dec-04	20,517.9243	21,763.60

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the Global Portfolio had a total return of 9.59% compared with the return of 14.72% for the unmanaged MSCI World Index and 15.69% for the Lipper (VIP) Global Growth Funds Average

Most of the Portfolio’s underperformance of the MSCI World Index occurred in the second quarter of 2004. Jennison had a more positive view of the global economy than the average analyst because of a stream of better-than-expected earnings reports in the first quarter and conversations with a wide range of company managements. Consequently, the Portfolio emphasized companies they believed were best able to deliver above-average earnings growth.

However, investors began to fear that interest-rate increases, potential problems in China, and high oil prices would ultimately dampen the economic expansion, and consequently earnings growth. These fears pulled down global markets as a whole, and the Portfolio’s most aggressive positions suffered more than most. Jennison recognized this and pulled back from its earlier stance during the quarter.

During the second half of 2004 they reoriented the Portfolio toward areas of greater economic and market strength, trimming or eliminating exposure to underperforming stocks. To reduce volatility, the size of the Portfolio’s largest positions and its exposure to companies with smaller market capitalization were reduced. These changes improved performance relative to the Portfolio’s benchmark over the last few months of the year.

Information technology holdings were the key drivers of the Portfolio’s return over the full reporting period, significantly outperforming the benchmark’s information technology sector. Holdings in the financials, energy, materials, and consumer staples sectors also improved performance. Apple Computer, Sumitomo Realty & Development, Monsanto, and Marvell Technology Group were among the top performers. IAC/InterActiveCorp, a provider of on-line travel and entertainment services, was the primary detractor. Concerns about its prospects for earnings growth, diminishing margins, and recent quarterly disappointments continued to pressure its shares. However, the stock strengthened in December after the company announced that it would spin its travel business into a new company, which may provide a clearer view into its earnings prospects. Other detractors included UFJ Holdings and Taisei Corp., both of which were sold.”

[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

Government Income Portfolio

■	MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Government Income Portfolio	3.12%	7.61%	7.45%
Lehman Brothers Govt Bond Index[1]	3.48%	7.48%	7.46%
Lipper (VIP) General U.S. Govt Funds Average[1]	3.92%	7.02%	6.88%

Government Income Portfolio inception date: 5/1/1989.

The Portfolio may invest in derivative securities, which may carry market, credit, and liquidity risks. These risks may result in greater share price volatility. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio, and not to the value of the Portfolio’s shares.

	Portfolio	LBGB
31-Dec-94	10,000.0000	10,000.00
30-Jun-95	11,197.5795	11,119.97
31-Dec-95	11,947.5106	11,834.08
30-Jun-96	11,657.2212	11,621.76
31-Dec-96	12,212.4028	12,162.04
30-Jun-97	12,533.7047	12,481.43
31-Dec-97	13,393.1802	13,328.17
30-Jun-98	13,921.3377	13,885.60
31-Dec-98	14,609.9554	14,641.21
30-Jun-99	14,227.6669	14,309.04
31-Dec-99	14,215.3592	14,314.16
30-Jun-00	14,845.0679	15,025.26
31-Dec-00	16,032.0824	16,209.89
30-Jun-01	16,379.4197	16,577.85
31-Dec-01	17,324.0568	17,382.03
30-Jun-02	18,084.6506	18,038.55
31-Dec-02	19,411.0271	19,380.17
30-Jun-03	20,003.9202	20,083.30
31-Dec-03	19,888.8188	19,836.84
30-Jun-04	19,871.3514	19,811.13
31-Dec-04	20,509.3099	20,526.60

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the Government Income Portfolio returned 3.12%, while the Lehman Brothers U.S. Government Bond Index rose 3.48% and the Lipper (VIP) General U.S. Government Funds Average gained 3.92%.

All sectors of the investment-grade U.S. bond market posted positive returns in 2004, although the Federal Reserve (the Fed) increased the federal funds rate—the rate banks charge each other on overnight loans—by a quarter percentage point five times. This was done to reduce the monetary stimulus in the economy. The combined moves raised the key rate from 1.00% to 2.25%.

Anticipation of the trend toward higher short-term rates had initially prompted a sharp selloff in the U.S. bond market during the second quarter of 2004. At that time strong job growth and rising inflationary pressures suggested the Fed would soon begin a new round of rate hikes, which weighed on bond prices as they move in the opposite direction of interest rates. However, as 2004 continued, economic conditions proved more favorable for bonds. Job growth was uneven and inflation surprisingly mild despite sharply higher oil prices. These were welcomed developments for bond prices, particularly as inflation erodes the value of bonds’ fixed interest payments. The Portfolio’s short duration (a measure of its sensitivity to changes in interest rates) prevented it from benefiting fully as bond prices rebounded during the third quarter of 2004, driving long-term interest rates lower. However, positioning the Portfolio for a flatter yield curve in the fourth quarter of 2004 helped the Portfolio’s performance.

In an environment of moderate inflation and still-low interest rates, many participants in the investment-grade bond market turned to bonds that yielded more than U.S. Treasury securities, such as federal agency securities, mortgage-backed securities, and investment-grade corporate bonds. The Portfolio had an underweight exposure to mortgage-backed securities through the third quarter of 2004 because valuations in that market had become expensive on a historical basis. However, our strategy detracted from the Portfolio’s performance as mortgage-backed securities performed relatively well in 2004.

Meanwhile, good security selection among asset-backed securities and commercial mortgage-backed securities contributed positively to the Portfolio’s performance in 2004. The Portfolio also benefited from its exposure to federal agency securities, which performed well despite the accounting issues at the Federal National Mortgage Association.”

[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

High Yield Bond Portfolio

■	MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
High Yield Bond Portfolio	10.30%	5.12%	6.92%
Lehman Brothers U.S. Corporate High Yield Bond Index[1]	11.13%	6.97%	8.13%
Lipper (VIP) High Current Yield Funds Average[1]	9.84%	4.78%	6.95%

High Yield Bond Portfolio inception date: 2/23/1987.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change. High yield bonds, also known as “junk” bonds, are subject to great credit and market liquidity risks, which may result in greater share price volatility.

	Portfolio	LBCHYB
31-Dec-94	10,000.0000	10,000.00
30-Jun-95	10,953.3854	11,241.12
31-Dec-95	11,756.3736	11,917.37
30-Jun-96	12,318.9016	12,329.38
31-Dec-96	13,095.3690	13,270.16
30-Jun-97	13,864.7626	14,042.17
31-Dec-97	14,900.4272	14,963.92
30-Jun-98	15,675.0927	15,637.33
31-Dec-98	14,549.2904	15,243.22
30-Jun-99	15,058.0886	15,578.51
31-Dec-99	15,220.0036	15,607.77
30-Jun-00	14,931.2955	15,418.82
31-Dec-00	14,015.4771	14,693.41
30-Jun-01	14,142.9531	15,270.22
31-Dec-01	13,953.5731	15,469.11
30-Jun-02	13,652.2272	14,720.12
31-Dec-02	14,162.4453	15,251.46
30-Jun-03	16,324.9430	18,070.98
31-Dec-03	17,708.7725	19,669.83
30-Jun-04	17,917.4565	19,936.92
31-Dec-04	19,532.1540	21,858.84

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the High Yield Bond Portfolio returned 10.30%, underperforming the Lehman Brothers U.S. Corporate High Yield Bond Index (the Index) that rose 11.13% but outperforming the Lipper (VIP) High Current Yield Funds Average that gained 9.84%.

The U.S. high yield bond market enjoyed another banner year in 2004. Although the Federal Reserve (the Fed) raised short-term interest rates by a quarter of a percentage point five times to reduce monetary stimulus in the economy, the general level of interest rates was still low. Therefore investors bought high yield bonds for the extra yield. Improving corporate balance sheets and a low high yield bond default rate also enncouraged investment in high yield bonds, which outperformed other sectors of the U.S. debt market in 2004. Lower-quality high yield bonds (the Caa and Ca-D rating categories) performed better than higher-quality high yield bonds. Having a smaller exposure to lower-quality high yield bonds than the Index affected the Portfolio’s relative performance in 2004.

The high yield market was somewhat volatile in 2004 despite its impressive double-digit return. Anticipation of the trend toward higher short-term rates initially prompted a sharp selloff in the U.S. debt market, including high yield bonds, during the second quarter of 2004. At that time strong job growth and rising inflationary pressures suggested the Fed would act aggressively to slow economic growth. Prospects for higher rates weighed on the fixed income market as bond prices move inversely to interest rates. However, as 2004 continued, the bond market began to recover amid economic conditions that were more favorable for bonds. Job growth was uneven and inflation surprisingly mild, despite sharply higher oil prices. These were welcomed developments, particularly as inflation erodes the value of bonds’ fixed interest payments.

We positioned the Portfolio to benefit from a surge in commodities prices that occurred partly due to strong demand from China The Portfolio held bonds in the chemicals sector (Rhodia SA, Huntsman LLC, and IMC Global, Inc.), the metals sector (AK Steel Corp. and Ispat Inland ULC), and the paper sector (Georgia-Pacific Corp.) that performed well. The Portfolio’s exposure to emerging-market bonds was another positive. The search for attractive yields and improving credit quality in Brazil, Russia, and certain other nations helped fuel a rally in the bonds of developing countries in 2004.

The Portfolio held bonds of Ampex Corp. that gained sharply in value. Ampex Corp announced it would redeem some of the bonds ahead of schedule with monies it received from a settlement involving its digital video patents. The bonds were retired in December 2004.”

[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

Jennison Portfolio

■	MANAGED BY: JENNISON ASSOCIATES LLC

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY* - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	5-Year	Since Inception
Jennison Portfolio: Class I	9.63%	-7.81%	9.75%
Jennison Portfolio: Class II	9.22%	N/A	-9.39%
S&P 500 Index[1]	10.87%	-2.30%	11.10%
Russell 1000 Growth Index[1]	6.30%	-9.29%	8.67%
Lipper (VIP) Large-Cap Growth Funds Average[1]	8.04%	-7.58%	8.65%

Jennison Portfolio (Class I) inception date: 4/25/1995. Jennison Portfolio (Class II) inception date: 2/10/2000.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change.

	Portfolio	SP500
25-Apr-95	10,000.0000	10,000.00
30-Jun-95	11,275.6908	10,640.20
31-Dec-95	12,556.3372	12,176.03
30-Jun-96	13,494.3537	13,404.49
31-Dec-96	14,361.8032	14,969.83
30-Jun-97	16,800.9715	18,053.20
31-Dec-97	18,916.0961	19,962.42
30-Jun-98	22,840.7999	23,500.14
31-Dec-98	26,001.6052	25,671.45
30-Jun-99	29,972.2871	28,846.06
31-Dec-99	36,974.9648	31,070.98
30-Jun-00	38,446.6227	30,938.40
31-Dec-00	30,549.1449	28,242.96
30-Jun-01	26,595.3238	26,352.70
31-Dec-01	24,972.4693	24,888.80
30-Jun-02	20,281.5007	21,615.70
31-Dec-02	17,243.3089	19,390.29
30-Jun-03	19,359.9622	21,669.00
31-Dec-03	22,459.2567	24,948.94
30-Jun-04	23,189.1146	25,807.62
31-Dec-04	24,622.9132	27,661.91

PERFORMANCE	REVIEW

“For the year ended December 31, 2004, the Jennison Portfolio (Class I) had a total return of 9.63% compared with the return of 10.87% for the unmanaged S&P 500 Index, 6.30% for the unmanaged Russell 1000 Growth Index, and 8.04% for the Lipper (VIP) Large-Cap Growth Funds Average.

Information technology, the largest sector component of the Portfolio, made the largest contribution to its total return despite a challenging environment for stocks in this sector. There was weakness in many semiconductor stocks, and several holdings, including Intel and Texas Instruments, produced negative returns for the year. After a positive beginning to the year, demand for semiconductors slowed suddenly in the summer, leading to excess inventories. However, other technology holdings more than offset this weakness. Internet-related companies, such as Google and Yahoo!, benefited from explosive growth in Internet advertising revenue. Apple was a stellar performer due to very strong consumer demand for its iPod and digital lifestyle businesses. Marvell, a semiconductor company benefiting from a strong product cycle, overcame a dismal industry environment and was one of the Portfolio’s strongest performing positions.

The energy sector produced the highest returns in the broad equity markets. This helped the Portfolio, which was positioned to benefit from a strong cyclic move in the prices of energy commodities. This exposure was reduced toward the end of the year after a considerable rise in share prices in the sector. It is not a traditional area of opportunity for the Portfolio’s growth strategy, but it continues to hold companies that can benefit from a long-term supply/demand imbalance. The return on the Portfolio’s consumer staples positions was more than double the returns of sector components of the benchmark indexes. This relative strength was driven by superior returns from Whole Foods, a natural and organic supermarket chain; Costco, a membership warehouse retailer; and Avon, a personal beauty products company.

The Portfolio’s underweight in industrials and its unfavorable stock selection among financials hurt its performance as compared with its benchmarks, although no individual holdings stand out as particularly weak performers.”

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I).
**	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.
[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

Money Market Portfolio

■	MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY — MONEY MARKET PORTFOLIO’S 7-DAY CURRENT NET YIELD : 1.95%

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Money Market Portfolio	1.01%	2.71%	4.03%
Lipper (VIP) Money Market Funds Average[1]	0.83%	2.49%	3.82%

Money Market Portfolio inception date: 5/13/1983.

The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. An investment in the Prudential Series Fund Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio.

	Portfolio	MNPR
12/29/03	0.72	0.40
01/06/04	0.72	0.40
01/13/04	0.75	0.39
01/20/04	0.75	0.38
01/27/04	0.74	0.38
02/03/04	0.73	0.38
02/10/04	0.74	0.38
02/17/04	0.74	0.38
02/24/04	0.73	0.38
03/02/04	0.73	0.38
03/09/04	0.74	0.37
03/16/04	0.73	0.37
03/23/04	0.73	0.37
03/30/04	0.74	0.36
04/06/04	0.74	0.36
04/13/04	0.75	0.37
04/20/04	0.71	0.37
04/27/04	0.71	0.37
05/04/04	0.70	0.38
05/11/04	0.69	0.38
05/18/04	0.70	0.38
05/25/04	0.70	0.38
06/01/04	0.67	0.39
06/08/04	0.67	0.39
06/15/04	0.72	0.40
06/22/04	0.80	0.42
06/29/04	0.80	0.45
07/06/04	0.91	0.51
07/13/04	0.88	0.53
07/20/04	0.91	0.56
07/27/04	0.92	0.58
08/03/04	0.93	0.61
08/10/04	1.00	0.64
08/17/04	1.07	0.70
08/24/04	1.09	0.72
08/31/04	1.12	0.76
09/07/04	1.15	0.77
09/14/04	1.18	0.80
09/21/04	1.22	0.84
09/28/04	1.28	0.90
10/05/04	1.31	0.93
10/12/04	1.32	0.95
10/19/04	1.34	0.98
10/26/04	1.36	1.00
11/02/04	1.38	1.03
11/09/04	1.39	1.05
11/16/04	1.46	1.11
11/23/04	1.52	1.16
11/30/04	1.54	1.19
12/07/04	1.57	1.23
12/14/04	1.63	1.28
12/21/04	1.91	1.37
12/28/04	1.95	1.40

■	PERFORMANCE REVIEW

“On December 31, 2004, the Money Market Portfolio’s 7-day current net yield was 1.95%, up from 0.74% on June 30, 2004. The Portfolio returned 1.01% in 2004, while the Lipper (VIP) Money Market Funds Average was 0.83%.

Yields on money market securities finally began to rise from very low levels, one of the most significant developments in the money markets in 2004. Our strategy aimed to provide the Portfolio with the flexibility to take advantage of attractive investment opportunities that occurred as yields moved progressively higher. Yields initially hovered at low levels in the first three months of 2004. Weaker-than-expected job data released during those months suggested the Federal Reserve (the Fed) would leave short-term interest rates unchanged at low levels for the time being. In this market environment, we favored debt securities that matured in six months to one year, which positioned the Portfolio’s weighted average maturity (WAM) longer than its competitive average. (WAM is expressed in days, and takes into account the maturity and quantity of each security held in a fund. It indicates a fund’s sensitivity to changes in interest rates.)

Eventually yields began to rise in early April after the outlook for monetary policy changed. Data showing improvement in the job market suggested the Fed would soon begin to raise rates to reduce monetary stimulus in the economy. Yields headed higher in May and June amid further signs of a stronger job market and rising inflation. This change in outlook altered our strategy, to one which would now emphasize debt securities that came due in three months or less, particularly those that matured near the time of the Fed’s meeting at the end of June. Our purchases caused the Portfolio’s WAM to decline over time until it was comparable with its competitive average. This allowed us to reinvest its assets more frequently at higher yields as short-term rates rose.

On June 30, 2004, the federal funds rate—the overnight bank lending rate—was increased to 1.25% from 1.00%. Proceeds of some of the Portfolio’s debt securities that matured near the end of June were reinvested in debt securities that came due in August when the federal funds rate was raised to 1.50% from 1.25%. For the remainder of 2004 we continued to reinvest the bulk of the Portfolio’s available assets in debt securities that matured around the time of successive Fed meetings in September, November, and December. In those months, the key rate was increased to 1.75%, 2.00%, and 2.25% respectively.”

*	Source: iMoneyNet, Inc., based on 374 funds in the iMoneyNet Prime Retail universe. Weekly 7-day current net yields of the Money Market Portfolio and the iMoneyNet Prime Retail universe as of 12/28/2004. Prudential Investments LLC is the source for Money Market Portfolio information.
[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

Natural Resources Portfolio

■	MANAGED BY: JENNISON ASSOCIATES LLC

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Natural Resources Portfolio	25.17%	20.69%	16.36%
S&P 500 Index[1]	10.87%	-2.30%	12.07%
Lipper (VIP) Natural Resources Funds Average[1]	20.32%	12.73%	9.98%

Natural Resources Portfolio inception date: 5/1/1988.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change. Natural resources companies are affected by numerous factors, including events of nature, inflationary pressures, and international politics. Sector funds may experience greater short-term price volatility than more diversified equity funds, and are most suitable for the aggressive portion of an investment portfolio.

The Portfolio is not diversified and may not be appropriate for all investors. Investment in a nondiversified portfolio involves greater risks than a diversified investment because a loss resulting from a particular security will have a greater impact on the Portfolio’s overall return. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio’s performance.

	Portfolio	SP500
31-Dec-94	10,000.0000	10,000.00
30-Jun-95	11,598.4846	12,018.58
31-Dec-95	12,691.9423	13,753.37
30-Jun-96	15,159.3102	15,140.96
31-Dec-96	16,610.7677	16,909.09
30-Jun-97	16,364.2880	20,391.89
31-Dec-97	14,685.6324	22,548.44
30-Jun-98	13,975.7763	26,544.46
31-Dec-98	12,174.5385	28,997.04
30-Jun-99	16,222.3197	32,582.91
31-Dec-99	17,773.5741	35,096.05
30-Jun-00	20,583.0819	34,946.30
31-Dec-00	24,467.3369	31,901.68
30-Jun-01	23,283.7631	29,766.54
31-Dec-01	22,000.0560	28,113.01
30-Jun-02	26,922.3334	24,415.89
31-Dec-02	26,161.4849	21,902.19
30-Jun-03	28,228.6438	24,476.09
31-Dec-03	36,363.8903	28,180.94
30-Jun-04	38,436.2111	29,150.84
31-Dec-04	45,518.0688	31,245.36

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the Natural Resources Portfolio had a total return of 25.17% compared with the return of 10.87% for the unmanaged S&P 500 Index and 20.32% for the Lipper (VIP) Natural Resources Funds Average.

All of the Portfolio’s key areas of exposure made significant positive contributions to its performance, with particular strength coming from its oil & gas, oil services, and metals & mining holdings. Select holdings in these areas did detract from performance minimally. Supply and demand imbalances, coupled with occasional supply disruptions, drove oil prices to new highs. Natural gas prices also rose steadily, reflecting growing demand and tightening supply. The Portfolio’s metals & mining holdings benefited from rising base (nonprecious) metal prices, which reflected supply limitations and strong Chinese demand. Jennison expects these trends to continue. Cheniere Energy, Smith International, Phelps Dodge, and Western Gas Resources made particularly significant contributions to the Portfolio’s return. Russian oil producer Yukos was the primary detractor. Its shares fell sharply after the Russian government announced that it would auction off Yukos’ core asset, the Yugansk oil field, which produces about 1 million barrels of oil a day. This action was taken as the result of Yukos’ failure to pay back taxes. The Portfolio’s position, which was very small, was sold. Its impact on the return, while negative, was marginal.

With non-OPEC oil production nearing its peak, OPEC operating close to 100% capacity, and continued strong demand, Jennison believes that oil prices will remain higher than most analysts expect. It also remains bullish on natural gas. Despite periodic pullbacks in the gold and silver markets, the prospects for precious metals remain good. The Portfolio continues to be positioned to benefit from increases in the price of copper.”

[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

Small Capitalization Stock Portfolio

■	MANAGED BY: QUANTITATIVE MANAGEMENT ASSOCIATES LLC

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY* - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	5-Year	Since Inception
Small Capitalization Stock Portfolio	22.04%	11.32%	13.59%
S&P SmallCap 600 Index[1]	22.65%	11.60%	14.01%
Lipper (VIP) Small-Cap Core Funds Average[1]	17.47%	7.82%	12.61%

Small Capitalization Stock Portfolio inception date: 4/25/1995.

Small and midsize companies may have limited marketability, and may be subject to more erratic or abrupt market movements than large-cap stocks.

	Portfolio	SPSC600
25-Apr-95	10,000.0000	10,000.00
30-Jun-95	10,681.2446	10,713.15
31-Dec-95	11,995.5430	12,138.01
30-Jun-96	13,223.8043	13,500.07
31-Dec-96	14,367.3706	14,725.86
30-Jun-97	16,021.6951	16,427.55
31-Dec-97	17,983.4248	18,493.27
30-Jun-98	19,037.1493	19,624.27
31-Dec-98	17,845.9143	18,251.83
30-Jun-99	18,772.7651	19,170.82
31-Dec-99	20,109.2573	20,515.83
30-Jun-00	21,613.1053	21,928.59
31-Dec-00	22,685.9455	22,936.46
30-Jun-01	23,911.7877	24,366.08
31-Dec-01	23,941.4216	24,436.08
30-Jun-02	23,863.0887	24,432.33
31-Dec-02	20,369.5707	20,861.30
30-Jun-03	22,967.2089	23,557.77
31-Dec-03	28,164.3463	28,953.16
30-Jun-04	30,903.3496	31,862.47
31-Dec-04	34,372.1626	35,510.89

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the Small Capitalization Stock Portfolio had a total return of 22.04% compared with the return of 22.65% for the S&P SmallCap 600 Index and 17.47% for the Lipper (VIP) Small-Cap Core Funds Average.

The Portfolio reflected the return of the S&P SmallCap 600 Index, which had a strong performance in 2004. Out of 24 industry groups, only two, automobiles & components and semiconductors & semiconductor equipment, had negative returns, while 20 groups had double-digit returns. However, the Index fluctuated within a narrow trading range for more than half the year. At that time investor confidence was weakened by concerns about the economic recovery. Uncertainty about the U.S. election, geopolitical threats, the availability and price of oil, job growth, rising interest rates, and the threat of inflation also weighed on the markets.

By about midyear the economic recovery appeared to be well established, although slowing from the swift pace of the last half of 2003. The Federal Reserve (the Fed) began a very gradual tightening of interest-rate policy. Some investors may have feared that rising interest rates and commodity prices, particularly oil, would choke off the recovery. Although the S&P SmallCap 600 Index declined, the fall was relatively modest, and growth stocks performed only slightly worse than value stocks. The Index reached its low for the year on August 12 and began a steep rise that lasted the remainder of the year.

All of the 10 broad economic sectors in the S&P SmallCap 600 Index had positive returns for the year. Three leading sectors were linked to the demand for rising raw materials and to overall economic growth: energy, materials, and industrials. The slowest sector was information technology. It included the semiconductor & semiconductor equipment industry group, which fell 21.51% (one of only two out of 24 industry groups to fall), and the technology hardware & equipment group, among the slower-growing small-cap industry groups. This slower-growing group returned 11.39%, nonetheless, illustrating the size and breadth of the market gains in the capitalization range of the S&P SmallCap 600 Index in 2004.”

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

Stock Index Portfolio

■	MANAGED BY: QUANTITATIVE MANAGEMENT ASSOCIATES LLC

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Stock Index Portfolio	10.45%	-2.50%	11.78%
S&P 500 Index[1]	10.87%	-2.30%	12.07%
Lipper (VIP) S&P 500 Index Objective Funds Average[1]	10.35%	-2.64%	11.69%

Stock Index Portfolio inception date: 10/19/1987.

The Portfolio consists primarily of the 500 stocks that comprise the Standard & Poor’s S&P 500 Index in approximately the same proportions they represent in the Index.

	Portfolio	SP500
31-Dec-94	10,000.0000	10,000.00
30-Jun-95	11,996.7112	12,018.58
31-Dec-95	13,706.7328	13,753.37
30-Jun-96	15,070.0976	15,140.96
31-Dec-96	16,799.7099	16,909.09
30-Jun-97	20,212.6184	20,391.89
31-Dec-97	22,315.3951	22,548.44
30-Jun-98	26,215.0828	26,544.46
31-Dec-98	28,658.1719	28,997.04
30-Jun-99	32,123.9223	32,582.91
31-Dec-99	34,545.4531	35,096.05
30-Jun-00	34,358.1141	34,946.30
31-Dec-00	31,425.7011	31,901.68
30-Jun-01	29,299.6668	29,766.54
31-Dec-01	27,637.8652	28,113.01
30-Jun-02	23,974.0042	24,415.89
31-Dec-02	21,504.2612	21,902.19
30-Jun-03	23,995.4156	24,476.09
31-Dec-03	27,564.9672	28,180.94
30-Jun-04	28,454.8601	29,150.84
31-Dec-04	30,445.3091	31,245.36

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the Stock Index Portfolio had a total return of 10.45% compared with the return of 10.87% for the S&P 500 Index (the Index) and 10.87% for the Lipper (VIP) S&P 500 Index Objective Funds Average. The Index fluctuated within a narrow trading range for almost the first half of the year. At that time confidence was weakened by concerns about whether the economic recovery was well rooted, and also about the U.S. election, geopolitical threats, the availability and price of oil, job growth, rising interest rates, and the threat of inflation.

By about midyear the economic recovery appeared to be well established, although slowing from the swift pace of the last half of 2003. The Federal Reserve (the Fed) began a very gradual tightening of interest-rate policy. Some investors may have feared that rising interest rates and commodity prices, particularly oil, would choke off the recovery. The Index declined in July and during part of August. Growth stocks (those that are expected to have above-average profit growth and whose prices often include a premium for future earnings) fell furthest. As the economy continued to grow, the Index rallied, accelerating into a steep climb as the U.S. presidential election removed one source of investors’ uncertainty. In addition, during the last months of the year China raised its interest rates, a good sign for future oil and commodity prices because it could slow the growth of demand; oil prices declined somewhat, insurance brokers and insurers addressed their legal issues with New York Attorney General Eliot Spitzer, and the Fed indicated that it would not raise interest rates precipitously. However, growth stocks generally did not make up the performance gap that opened during the summer.

Most of the market had strong full-year returns, but there were pockets of poor performance. At the broad level of 10 economic sectors, all were positive (although the healthcare sector only barely), and six were in double digits. Gains were concentrated in value stocks (those with low share prices in relation to earnings and book value). Even at the narrower level of 24 industry groups, only four declined: semiconductors & semiconductor equipment, automobiles & components, media, and pharmaceuticals & biotechnology. The latter group itself makes up almost 8% of the entire S&P 500 Index. It was affected by concerns about the drug companies’ development pipelines and by negative news about the potential side effects of several major drugs. Energy was the leading sector by a substantial margin, driven by the high price of oil and by large upward revisions in estimates of energy company profits. According to Thomson First Call, at the beginning of 2004 analysts expected profits in the sector to fall significantly because they had risen so much in 2003. Instead, by the end of 2004 analysts estimated that energy profits had risen approximately 48% over 2003 levels. Such earnings surprises often contribute to positive share price movements.”

[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.

Annual Report

December 31, 2004

Value Portfolio

■ MANAGED BY: JENNISON ASSOCIATES LLC

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■ PERFORMANCE SUMMARY* - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Value Portfolio: Class I	16.31%	5.64%	11.33%
Value Portfolio: Class II	15.83%	N/A	N/A†
S&P 500 Index[1]	10.87%	–2.30%	12.07%
Russell 1000 Value Index[1]	16.49%	5.27%	13.83%
Lipper (VIP) Large-Cap Value Funds Average[1]	11.53%	4.00%	11.20%
Lipper (VIP) Multi-Cap Value Funds Average[1]	14.62%	5.42%	11.18%

Value Portfolio (Class I) inception date: 2/19/1988. Value Portfolio (Class II) inception date: 5/14/2001. † The since inception return for class II shares was 3.61%.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change.

	Portfolio	SP500
31-Dec-1994	10,000.00	10,000.00
30-Jun-1995	11,411.35	12,018.58
31-Dec-1995	12,170.34	13,753.37
30-Jun-1996	13,028.31	15,140.96
31-Dec-1996	14,815.91	16,909.09
30-Jun-1997	17,404.44	20,391.89
31-Dec-1997	20,239.67	22,548.44
30-Jun-1998	22,242.68	26,544.46
31-Dec-1998	19,757.47	28,997.04
30-Jun-1999	23,367.77	32,582.91
31-Dec-1999	22,231.87	35,096.05
30-Jun-2000	21,051.17	34,946.30
31-Dec-2000	25,697.84	31,901.68
30-Jun-2001	25,908.32	29,766.54
31-Dec-2001	25,164.08	28,113.01
30-Jun-2002	22,483.60	24,415.89
31-Dec-2002	19,636.23	21,902.19
30-Jun-2003	21,722.74	24,476.09
31-Dec-2003	25,148.01	28,180.94
30-Jun-2004	26,669.06	29,150.84
31-Dec-2004	29,250.08	31,245.36

■ PERFORMANCE REVIEW

“For the year ended December 31, 2004, the Value Portfolio (Class I) had a total return of 16.31% compared with the return of 10.87% for the unmanaged S&P 500 Index, 16.49% for the unmanaged Russell 1000 Value Index, 11.53% for the Lipper (VIP) Large-Cap Value Funds Average, and 14.62% for the Lipper (VIP) Multi-Cap Value Funds Average.

The Portfolio’s energy holdings led its absolute returns by a large margin. Oil and natural gas supply constraints coupled with rising demand pushed up oil prices. This had a significant impact on the share prices of many of the companies involved in supporting the search for new resources, including Portfolio holdings Halliburton and GlobalSantaFe. Exploration and production companies Occidental Petroleum and Suncor Energy also benefited from the high oil prices.

Utilities holdings also made a strong contribution to the Portfolio’s performance. TXU had the greatest impact. Its new CEO, John Wilder, crafted a plan to create an integrated energy merchant with superior earnings growth potential, free cash flow, financial flexibility, and senior management. The restructuring improved its earnings more than even the most bullish analysts expected.

Although the Portfolio’s financials holdings had a positive return, they underperformed the respective sector of the Russell 1000 Value Index. Insurance holding St. Paul Travelers Companies detracted from return. It continued to strengthen its reserves (reducing its reported earnings) after a recent merger. Investors’ opinion of management soured.

The information technology sector was the only Portfolio sector with a negative return. Semiconductor holding Agere Systems was the biggest disappointment. After it was spun out from Lucent in 2002, we expected it to win additional contracts from customers with which it previously was unable to do business. This didn’t happen. There were other disappointments as well, so we sold the position. Nortel Networks also hurt performance."

*Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I).

**The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

1For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

Zero Coupon Bond Portfolio 2005

■	MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Zero Coupon Bond Portfolio 2005	0.57%	6.83%	7.90%
Lehman Brothers Govt Bond Index[1]	3.48%	7.48%	7.46%
Lipper (VIP) Target Maturity Funds Average[1]	3.05%	8.94%	8.95%

Zero Coupon Bond Portfolio 2005 inception date: 5/1/1989.

The values in this Portfolio will also fluctuate as interest rates rise and fall, since zero coupon bonds are very interest-rate sensitive.

	Portfolio	LBGB
31-Dec-94	10,000.0000	10,000.00
30-Jun-95	11,999.4892	11,119.97
31-Dec-95	13,184.8245	11,834.08
30-Jun-96	12,279.1054	11,621.76
31-Dec-96	13,051.3553	12,162.04
30-Jun-97	13,308.7070	12,481.43
31-Dec-97	14,510.1958	13,328.17
30-Jun-98	15,152.4204	13,885.60
31-Dec-98	16,302.4320	14,641.21
30-Jun-99	15,476.9387	14,309.04
31-Dec-99	15,379.9046	14,314.16
30-Jun-00	16,083.9776	15,025.26
31-Dec-00	17,495.7752	16,209.89
30-Jun-01	17,985.5244	16,577.85
31-Dec-01	18,914.1423	17,382.03
30-Jun-02	19,647.7101	18,038.55
31-Dec-02	20,881.0528	19,380.17
30-Jun-03	21,331.8575	20,083.30
31-Dec-03	21,276.9696	19,836.84
30-Jun-04	21,242.8319	19,811.13
31-Dec-04	21,398.3593	20,526.60

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the Zero Coupon Bond Portfolio 2005 returned 0.57% while the Lehman Brothers U.S. Government Bond Index rose 3.48% and the Lipper (VIP) Target Maturity Funds Average gained 3.05%.

Both U.S. Treasury and federal agency securities posted positive returns for the year, even though the Federal Reserve (the Fed) increased short-term interest rates five times. The federal funds rate—the rate banks charge each other on overnight loans—was raised by a quarter percentage point in June, August, September, November, and December. The combined moves increased the key rate from 1.00% to 2.25%. Gradually increasing short-term rates lessened the monetary stimulus in the U.S. economy as it expanded at a moderate pace in 2004.

Anticipation of the trend toward higher short-term rates initially prompted a sharp selloff in the U.S. bond market during the second quarter of 2004. At that time strong job growth and rising inflationary pressures suggested the Fed would soon begin a new round of rate hikes, which weighed on bond prices as they move in the opposite direction of interest rates. However, as 2004 continued, economic conditions proved more favorable for bonds. Job growth was uneven and inflation surprisingly mild despite sharply higher oil prices. These were welcomed developments for bond prices, particularly as inflation erodes the value of bonds’ fixed interest payments.

In the U.S. Treasury market, the slope of the yield curve flattened in 2004, which means the gap between yields on short- and long-term Treasurys narrowed. Specifically, yields rose on short-term Treasurys as they are more sensitive to changes in monetary policy, while the yield on 10-year Treasury notes declined slightly and the yield on 30-year Treasury bonds fell by a moderate amount. Thus, short-term Treasurys underperformed longer-term Treasurys in 2004. We believe the Portfolio lagged its Lipper Average in 2004 because its anticipated liquidation date of November 15, 2005, prevented us from investing in the better-performing, slightly longer-term bonds purchased by some funds in its peer group. Nevertheless, the Portfolio still benefited from emphasizing zero coupon bonds of federal agencies rather than Treasurys. Federal agency zero coupon bonds performed better than comparable Treasurys amid solid demand for bonds with higher yields than Treasurys.”

[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

Fees and Expenses (Unaudited)

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2004 through December 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

Prudential Series Fund Portfolios		Beginning Portfolio Value July 1, 2004	Ending Portfolio Value December 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Conservative Balanced (Class I)	Actual	$1,000	$1,060	0.59%	$3.06
	Hypothetical	$1,000	$1,022	0.59%	$3.00

Diversified Bond (Class I)	Actual	$1,000	$1,054	0.45%	$2.32
	Hypothetical	$1,000	$1,023	0.45%	$2.29

Equity Portfolio (Class I)	Actual	$1,000	$1,069	0.49%	$2.55
	Hypothetical	$1,000	$1,023	0.49%	$2.49

Equity Portfolio (Class II)	Actual	$1,000	$1,068	0.89%	$4.63
	Hypothetical	$1,000	$1,021	0.89%	$4.52

Flexible Managed (Class I)	Actual	$1,000	$1,072	0.63%	$3.28
	Hypothetical	$1,000	$1,022	0.63%	$3.20

Global Portfolio (Class I)	Actual	$1,000	$1,089	0.83%	$4.36
	Hypothetical	$1,000	$1,021	0.83%	$4.22

Government Income (Class I)	Actual	$1,000	$1,032	0.47%	$2.40
	Hypothetical	$1,000	$1,023	0.47%	$2.39

High Yield Portfolio (Class I)	Actual	$1,000	$1,090	0.60%	$3.15
	Hypothetical	$1,000	$1,022	0.60%	$3.05

Jennison Portfolio (Class I)	Actual	$1,000	$1,062	0.64%	$3.32
	Hypothetical	$1,000	$1,022	0.64%	$3.25

Prudential Series Fund Portfolios		Beginning Portfolio Value July 1, 2004	Ending Portfolio Value December 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Jennison Portfolio (Class II)	Actual	$1,000	$1,060	1.04%	$5.39
	Hypothetical	$1,000	$1,020	1.04%	$5.28

Money Market (Class I)	Actual	$1,000	$1,006	0.45%	$2.27
	Hypothetical	$1,000	$1,023	0.45%	$2.29

Natural Resources (Class I)	Actual	$1,000	$1,184	0.51%	$2.80
	Hypothetical	$1,000	$1,023	0.51%	$2.59

Small Capitalization (Class I)	Actual	$1,000	$1,112	0.48%	$2.55
	Hypothetical	$1,000	$1,023	0.48%	$2.44

Stock Index (Class I)	Actual	$1,000	$1,070	0.39%	$2.03
	Hypothetical	$1,000	$1,023	0.39%	$1.98

Value Portfolio (Class I)	Actual	$1,000	$1,097	0.44%	$2.32
	Hypothetical	$1,000	$1,023	0.44%	$2.24

Value Portfolio (Class II)	Actual	$1,000	$1,094	0.84%	$4.42
	Hypothetical	$1,000	$1,021	0.84%	$4.27

Zero Coupon Bond (Class I)	Actual	$1,000	$1,007	0.62%	$3.13
	Hypothetical	$1,000	$1,022	0.62%	$3.15

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2004, and divided by the 366 days in the Fund’s fiscal year ended December 31, 2004 (to reflect the six-month period).

CONSERVATIVE BALANCED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value including securities on loan of $454,023,289 (cost $3,362,687,601)	$3,472,546,424
Cash	7,563
Dividends and interest receivable	10,658,882
Receivable for investments sold	719,334
Receivable for capital stock sold	122,642
Prepaid expenses	50,568

Total Assets	3,484,105,413

LIABILITIES
Collateral for securities on loan	469,946,326
Payable for investments purchased	118,541,866
Management fee payable	1,340,969
Accrued expenses and other liabilities	347,116
Payable for capital stock repurchased	229,208
Due to broker-variation margin	136,872

Total Liabilities	590,542,357

NET ASSETS	$2,893,563,056

Net assets were comprised of:
Common stock, at $0.01 par value	$1,916,883
Paid-in capital in excess of par	2,688,619,581

2,690,536,464
Undistributed net investment income	65,771,642
Accumulated net realized gain on investments	25,880,404
Net unrealized appreciation on investments	111,374,546

Net assets, December 31, 2004	$2,893,563,056

Net asset value and redemption price per share, $2,893,563,056 / 191,688,308 outstanding shares of common stock (authorized 525,000,000 shares)	$15.10

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Interest	$43,125,954
Dividends (net of $8,426 foreign withholding tax)	37,348,782
Income from securities lending, net	670,340

81,145,076

EXPENSES
Management fee	15,644,479
Custodian’s fees and expenses	519,000
Shareholders’ reports	310,000
Insurance expenses	62,000
Directors’ fees	47,000
Commitment fee on syndicated credit agreement	34,000
Audit fee	20,000
Legal fees and expenses	11,000
Transfer agent’s fees and expenses	2,000
Miscellaneous	11,666

Total expenses	16,661,145
Less: custodian fee credit	(11,115)

Net expenses	16,650,030

NET INVESTMENT INCOME	64,495,046

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	20,845,709
Futures transactions	13,818,853

34,664,562

Net change in unrealized appreciation (depreciation) on:
Investments	125,188,913
Futures	(5,160,666)

120,028,247

NET GAIN ON INVESTMENTS	154,692,809

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$219,187,855

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$64,495,046	$54,829,681
Net realized gain on investments	34,664,562	77,165,130
Net change in unrealized appreciation (depreciation) on investments	120,028,247	337,526,752

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	219,187,855	469,521,563

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(55,941,153)	(73,725,917)
Distributions from net realized capital gains	(16,740,774)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(72,681,927)	(73,725,917)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [2,640,900 and 3,313,419 shares, respectively]	37,781,509	43,720,032
Capital stock issued in reinvestment of dividends and distributions [5,151,093 and 6,123,415 shares, respectively]	72,681,927	73,725,917
Capital stock repurchased [17,999,367 and 21,565,238 shares, respectively]	(258,377,816)	(278,564,074)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(147,914,380)	(161,118,125)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,408,452)	234,677,521
NET ASSETS:
Beginning of year	2,894,971,508	2,660,293,987

End of year (a)	$2,893,563,056	$2,894,971,508

(a) Includes undistributed net investment income of:	$65,771,642	$55,941,153

SEE NOTES TO FINANCIAL STATEMENTS.

A1

DIVERSIFIED BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value including securities on loan of $89,419,407 (cost $1,375,302,499)	$1,404,413,003
Foreign currency, at value (cost $554,117)	560,258
Interest receivable	12,955,764
Receivable for investments sold	2,589,961
Unrealized appreciation on swaps	317,459
Due from broker-variation margin	305,668
Receivable for capital stock sold	99,066
Prepaid expenses	24,047
Interest receivable on swap agreement	8,413
Unrealized appreciation on forward foreign currency contracts	403,936

Total Assets	1,421,677,575

LIABILITIES
Collateral for securities on loan	92,354,003
Payable for investments purchased	43,805,323
Unrealized depreciation on forward foreign currency contracts	928,412
Management fee payable	439,396
Payable for capital stock repurchased	227,226
Accrued expenses and other liabilities	209,920
Payable to custodian	35,343
Deferred directors’ fees	8,385

Total Liabilities	138,008,008

NET ASSETS	$1,283,669,567

Net assets were comprised of:
Common stock, at $0.01 par value	$1,137,956
Paid-in capital in excess of par	1,240,048,191

1,241,186,147
Undistributed net investment income	4,711,091
Accumulated net realized gain on investments	7,721,573
Net unrealized appreciation on investments and foreign currencies	30,050,756

Net assets, December 31, 2004	$1,283,669,567

Net asset value and redemption price per share, $1,283,669,567 / 113,795,573 outstanding shares of common stock (authorized 275,000,000 shares)	$11.28

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Interest	$66,444,270
Dividends	1,761,507
Income from securities lending, net	285,992

68,491,769

EXPENSES
Management fees	5,461,750
Custodian’s fees and expenses	274,000
Shareholders’ reports	250,000
Directors’ fees	40,000
Insurance expenses	31,000
Audit fee	20,000
Commitment fee on syndicated credit agreement	16,000
Legal fees and expenses	14,000
Transfer agent’s fees and expenses	2,600
Miscellaneous	5,937

Total expenses	6,115,287
Less: custodian fee credit	(11,757)

Net expenses	6,103,530

NET INVESTMENT INCOME	62,388,239

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	24,105,804
Futures transactions	2,157,047
Foreign currency transactions	(2,756,103)
Swaps	130,039

23,636,787

Net change in unrealized appreciation (depreciation) on:
Investments	(14,396,847)
Futures	1,379,677
Foreign currencies	219,802
Swaps	317,459

(12,479,909)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	11,156,878

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$73,545,117

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$62,388,239	$56,823,816
Net realized gain on investments and foreign currencies	23,636,787	33,989,526
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(12,479,909)	12,539,296

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	73,545,117	103,352,638

DIVIDENDS:
Dividends from net investment income	(59,934,775)	(57,232,060)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [4,067,619 and 18,720,228 shares, respectively]	45,699,435	205,756,877
Capital stock issued in reinvestment of dividends and distributions [5,347,081 and 5,149,986 shares, respectively]	59,934,775	57,232,060
Capital stock repurchased [22,539,459 and 23,581,158 shares, respectively]	(253,550,802)	(261,397,152)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(147,916,592)	1,591,785

TOTAL INCREASE (DECREASE) IN NET ASSETS	(134,306,250)	47,712,363
NET ASSETS:
Beginning of year	1,417,975,817	1,370,263,454

End of year (a)	$1,283,669,567	$1,417,975,817

(a) Includes undistributed net investment income of:	$4,711,091	$180,286

SEE NOTES TO FINANCIAL STATEMENTS.

A2

EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value including securities on loan of $442,278,355 (cost $3,884,278,933)	$4,602,906,460
Foreign currency, at value (cost $51,079)	51,079
Receivable for investments sold	8,004,161
Dividends and interest receivable	3,616,505
Receivable for capital stock sold	228,206
Tax reclaim receivable	20,601
Prepaid expenses	71,054

Total Assets	4,614,898,066

LIABILITIES
Collateral for securities on loan	458,644,678
Payable for investments purchased	16,551,415
Management fee payable	1,557,445
Accrued expenses and other liabilities	659,386
Payable for capital stock repurchased	620,242
Due to broker-variation margin	11,000
Distribution fee payable	236
Administration fee payable	141

Total Liabilities	478,044,543

NET ASSETS	$4,136,853,523

Net assets were comprised of:
Common stock, at $0.01 par value	$1,854,143
Paid-in capital in excess of par	4,208,415,259

4,210,269,402
Undistributed net investment income	900,629
Accumulated net realized loss on investments	(792,940,053)
Net unrealized appreciation on investments and foreign currencies	718,623,545

Net assets, December 31, 2004	$4,136,853,523

Class I:
Net asset value and redemption price per share, $4,135,721,053 / 185,363,594 outstanding shares of common stock (authorized 525,000,000 shares)	$22.31

Class II:
Net asset value and redemption price per share, $1,132,470 / 50,698 outstanding shares of common stock (authorized 50,000,000 shares)	$22.34

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $969,281 foreign withholding tax)	$69,240,182
Interest	361,612
Income from securities loaned, net	607,716

70,209,510

EXPENSES
Management fee	17,841,307
Distribution fee—Class II	2,648
Administration fee—Class II	1,589
Shareholders’ reports	668,000
Custodian’s fees and expenses	419,000
Insurance expenses	84,000
Directors’ fees	57,000
Commitment fee on syndicated credit agreement	47,000
Legal fees and expenses	23,000
Audit fee	18,000
Transfer agent’s fees and expenses	5,300
Miscellaneous	15,916

Total operating expenses	19,182,760
Loan interest expense (Note 8)	162
Less: custodian fee credit	(2,340)

Net expenses	19,180,582

NET INVESTMENT INCOME	51,028,928

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investments	135,779,542
Futures transactions	1,578,779
Foreign currency transactions	8,597

137,366,918

Net change in unrealized appreciation (depreciation) on:
Investments	189,431,907
Futures	(522,400)
Foreign currencies	(4,255)

188,905,252

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	326,272,170

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$377,301,098

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$51,028,928	$33,670,503
Net realized gain (loss) on investments and foreign currencies	137,366,918	(183,886,765)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	188,905,252	1,131,897,112

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	377,301,098	981,680,850

DIVIDENDS:
Dividends from net investment income
Class I	(50,405,570)	(34,653,868)
Class II	(9,198)	(3,532)

TOTAL DIVIDENDS	(50,414,768)	(34,657,400)

CAPITAL STOCK TRANSACTIONS (Note 7):
Capital stock sold [4,902,308 and 5,749,045 shares, respectively]	102,414,548	101,063,434
Capital stock issued in reinvestment of dividends [2,300,828 and 1,744,973 shares, respectively]	50,414,768	34,657,400
Capital stock repurchased [17,031,464 and 20,110,903 shares, respectively]	(356,013,098)	(343,584,774)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(203,183,782)	(207,863,940)

TOTAL INCREASE IN NET ASSETS	123,702,548	739,159,510
NET ASSETS:
Beginning of year	4,013,150,975	3,273,991,465

End of year (a)	$4,136,853,523	$4,013,150,975

(a) Includes undistributed net investment income of:	$900,629	$277,872

SEE NOTES TO FINANCIAL STATEMENTS.

A3

FLEXIBLE MANAGED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value including securities on loan of $718,584,562 (cost $4,376,061,484)	$4,712,371,365
Cash	5,455
Dividends and interest receivable	11,568,410
Due from broker-variation margin	129,238
Receivable for capital stock sold	118,478
Prepaid expenses	65,911

Total Assets	4,724,258,857

LIABILITIES
Collateral for securities on loan	746,870,215
Payable for investments purchased	91,031,444
Management fee payable	1,957,931
Payable for capital stock repurchased	512,194
Accrued expenses and other liabilities	406,571

Total Liabilities	840,778,355

NET ASSETS	$3,883,480,502

Net assets were comprised of:
Common stock, at $0.01 par value	$2,341,952
Paid-in capital in excess of par	3,631,162,966

3,633,504,918
Undistributed net investment income	68,680,004
Accumulated net realized loss on investments	(158,671,520)
Net unrealized appreciation on investments	339,967,100

Net assets, December 31, 2004	$3,883,480,502

Net asset value and redemption price per share, $3,883,480,502 / 234,195,220 outstanding shares of common stock (authorized 600,000,000 shares)	$16.58

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $32,511 foreign withholding tax)	$55,441,610
Interest (net of $221 foreign withholding tax)	34,279,883
Income from securities loaned, net	1,099,284

90,820,777

EXPENSES
Management fee	22,218,623
Custodian’s fees and expenses	552,000
Shareholders’ reports	137,000
Insurance expenses	79,000
Directors’ fees	56,000
Commitment fee on syndicated credit agreement	37,000
Legal fees and expenses	22,000
Audit fee	20,000
Transfer agent’s fees and expenses	1,900
Miscellaneous	20,613

Total expenses	23,144,136
Less: custodian fee credit	(15,757)

Net expenses	23,128,379

NET INVESTMENT INCOME	67,692,398

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	247,215,346
Futures transactions	30,619,098

277,834,444

Net change in unrealized appreciation (depreciation) on:
Investments	45,961,426
Futures	(8,088,485)

37,872,941

NET GAIN ON INVESTMENTS	315,707,385

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$383,399,783

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$67,692,398	$52,024,319
Net realized gain on investments	277,834,444	39,518,773
Net change in unrealized appreciation (depreciation) on investments	37,872,941	629,700,770

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	383,399,783	721,243,862

DIVIDENDS:
Dividends from net investment income	(52,897,054)	(68,283,392)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [2,576,492 and 3,981,685 shares, respectively]	39,870,970	54,389,704
Capital stock issued in reinvestment of dividends and distributions [3,496,170 and 5,574,154 shares, respectively]	52,897,054	68,283,392
Capital stock repurchased [15,095,754 and 19,797,358 shares, respectively]	(233,366,733)	(263,069,457)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(140,598,709)	(140,396,361)

TOTAL INCREASE IN NET ASSETS	189,904,020	512,564,109
NET ASSETS:
Beginning of year	3,693,576,482	3,181,012,373

End of year (a)	$3,883,480,502	$3,693,576,482

(a) Includes undistributed net investment income of:	$68,680,004	$52,897,055

SEE NOTES TO FINANCIAL STATEMENTS.

A4

GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value including securities on loan of $65,091,647 (cost $650,015,713)	$752,013,703
Foreign currency, at value (cost $7,946,198)	8,205,569
Receivable for investments sold	520,997
Dividends receivable	447,999
Foreign tax reclaim receivable	140,924
Receivable for capital stock sold	122,042
Unrealized appreciation on forward foreign currency contracts	16,623
Prepaid expenses	11,647

Total Assets	761,479,504

LIABILITIES
Collateral for securities on loan	68,128,773
Payable for investments purchased	1,094,358
Payable for capital stock repurchased	510,545
Management fee payable	431,894
Accrued expenses and other liabilities	227,220

Total Liabilities	70,392,790

NET ASSETS	$691,086,714

Net assets were comprised of:
Common stock, at $0.01 par value	$420,534
Paid-in capital in excess of par	808,296,007

808,716,541
Undistributed net investment income	4,450,477
Accumulated net realized loss on investments	(224,376,354)
Net unrealized appreciation on investments and foreign currencies	102,296,050

Net assets, December 31, 2004	$691,086,714

Net asset value and redemption price per share, $691,086,714 / 42,053,373 outstanding shares of common stock (authorized 125,000,000 shares)	$16.43

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $802,622 foreign withholding tax)	$9,608,128
Interest	8,088
Income from securities loaned, net	317,468

9,933,684

EXPENSES
Management fee	4,916,113
Custodian’s fees and expenses	376,000
Shareholders’ reports	150,000
Directors’ fees	21,000
Audit fee	15,000
Insurance expenses	14,000
Legal fees and expenses	7,500
Commitment fee on syndicated credit agreement	6,600
Transfer agent’s fees and expenses	5,000
Miscellaneous	7,647

Total operating expenses	5,518,860
Loan interest expense (Note 8)	136
Less: custodian fee credit	(1,749)

Net expenses	5,517,247

NET INVESTMENT INCOME	4,416,437

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	49,440,460
Foreign currency transactions	(14,388)

49,426,072

Net change in unrealized appreciation (depreciation) on:
Investments	6,631,540
Foreign currencies	121,753

6,753,293

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	56,179,365

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$60,595,802

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,416,437	$4,453,078
Net realized gain on investments and foreign currencies	49,426,072	11,664,997
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	6,753,293	154,048,178

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	60,595,802	170,166,253

DIVIDENDS:
Dividends from net investment income	(6,503,370)	(2,077,796)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [4,388,836 and 17,778,589 shares, respectively]	67,022,905	225,317,636
Capital stock issued in reinvestment of dividends [428,700 and 184,202 shares, respectively]	6,503,370	2,077,796
Capital stock repurchased [6,721,998 and 19,392,533 shares, respectively]	(102,162,355)	(244,784,313)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(28,636,080)	(17,388,881)

TOTAL INCREASE IN NET ASSETS	25,456,352	150,699,576
NET ASSETS:
Beginning of year	665,630,362	514,930,786

End of year (a)	$691,086,714	$665,630,362

(a) Includes undistributed net investment income of:	$4,450,477	$6,551,798

SEE NOTES TO FINANCIAL STATEMENTS.

A5

GOVERNMENT INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value including securities on loan of $60,640,603 (cost $524,928,788)	$529,939,925
Interest receivable	3,492,016
Receivable for capital stock sold	16,480
Due from broker-variation margin	6,266
Prepaid assets	7,588

Total Assets	533,462,275

LIABILITIES
Collateral for securities on loan	62,279,071
Payable for investments purchased	50,684,656
Management fee payable	142,611
Payable for capital stock repurchased	136,128
Accrued expenses and other liabilities	59,562
Deferred directors’ fees	3,623

Total Liabilities	113,305,651

NET ASSETS	$420,156,624

Net assets were comprised of:
Common stock, at $0.01 par value	$360,655
Paid-in capital in excess of par	416,001,336

416,361,991
Undistributed net investment income	2,209,085
Accumulated net realized loss on investments	(3,562,299)
Net unrealized appreciation on investments	5,147,847

Net assets, December 31, 2004	$420,156,624

Net asset value and redemption price per share, $420,156,624 / 36,065,518 outstanding shares of common stock (authorized 100,000,000 shares)	$11.65

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Interest	$18,680,093
Dividends	783,377
Income from securities loaned, net	176,285

19,639,755

EXPENSES
Management fee	1,730,251
Custodian’s fees and expenses	149,000
Shareholders’ reports	73,000
Audit fee	20,000
Directors’ fees	17,000
Legal fees and expenses	10,000
Insurance expenses	10,000
Commitment fee on syndicated credit agreement	6,000
Transfer agent’s fees and expenses	1,200
Miscellaneous	4,723

Total expenses	2,021,174
Less: custodian fee credit	(7,775)

Net expenses	2,013,399

NET INVESTMENT INCOME	17,626,356

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	2,690,068
Options written	21,833
Futures transactions	(4,534,529)

(1,822,628)

Net change in unrealized appreciation (depreciation) on:
Investments	(3,806,041)
Futures	1,145,261

(2,660,780)

NET LOSS ON INVESTMENTS	(4,483,408)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,142,948

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$17,626,356	$18,651,561
Net realized gain (loss) on investments	(1,822,628)	7,593,248
Net change in unrealized appreciation (depreciation) on investments	(2,660,780)	(14,198,522)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	13,142,948	12,046,287

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(17,811,600)	(18,674,043)
Distributions from net realized capital gains	(5,359,384)	(17,308,742)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(23,170,984)	(35,982,785)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [1,721,076 and 5,718,477 shares, respectively]	20,315,715	70,040,168
Capital stock issued in reinvestment of dividends and distributions [1,976,013 and 2,987,413 shares, respectively]	23,170,984	35,982,785
Capital stock repurchased [6,350,224 and 8,715,550 shares, respectively]	(74,818,441)	(104,847,327)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(31,331,742)	1,175,626

TOTAL DECREASE IN NET ASSETS	(41,359,778)	(22,760,872)
NET ASSETS:
Beginning of year	461,516,402	484,277,274

End of year (a)	$420,156,624	$461,516,402

(a) Includes undistributed net investment income of:	$2,209,085	$1,641,908

SEE NOTES TO FINANCIAL STATEMENTS.

A6

HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2004

ASSETS
Investments, at value including securities on loan of $276,149,778 (cost $1,792,450,947)	$1,856,350,243
Cash	5,626,822
Foreign currency, at value (cost: $50,147)	54,312
Dividends and interest receivable	26,274,804
Receivable for capital stock sold	91,063
Prepaid expenses	25,311

Total Assets	1,888,422,555

LIABILITIES
Collateral for securities on loan	291,013,237
Management fee payable	735,021
Payable for investments purchased	651,291
Accrued expenses and other liabilities	196,992
Payable for capital stock repurchased	137,199
Deferred director’s fee payable	5,387

Total Liabilities	292,739,127

NET ASSETS	$1,595,683,428

Net assets were comprised of:
Common stock, at $0.01 par value	$2,944,179
Paid-in capital in excess of par	1,790,395,815

1,793,339,994
Undistributed net investment income	171,280
Accumulated net realized loss on investments	(261,731,307)
Net unrealized appreciation on investments and foreign currency	63,903,461

Net assets December 31, 2004	$1,595,683,428

Net asset value and redemption price per share, $1,595,683,428 / 294,417,949 outstanding shares of common stock (authorized 600,000,000 shares)	$5.42

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Interest	$113,534,541
Dividends	3,447,527
Income from securities loaned, net	803,323

117,785,391

EXPENSES
Management fee	8,083,755
Custodian’s fees and expenses	308,000
Shareholders’ reports	212,000
Directors’ fees	36,000
Insurance expenses	30,000
Audit fee	20,000
Commitment fee on syndicated credit agreement	18,000
Legal fees and expenses	14,000
Transfer agent’s fees and expenses	2,500
Miscellaneous	10,253

Total expenses	8,734,508
Less: custodian fee credit	(18,079)

Net expenses	8,716,429

NET INVESTMENT INCOME	109,068,962

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	33,156,472
Foreign currency transactions	(80,146)

33,076,326

Net change in unrealized appreciation (depreciation) on:
Investments	2,653,050
Foreign currencies	4,166

2,657,216

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	35,733,542

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$144,802,504

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE IN NET ASSETS
OPERATIONS:
Net investment income	$109,068,962	$104,322,351
Net realized gain on investments and foreign currencies	33,076,326	6,319,986
Net change in unrealized appreciation (depreciation) on investments	2,657,216	179,026,505

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	144,802,504	289,668,842

DIVIDENDS:
Dividends from net investment income	(108,509,679)	(108,990,863)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [22,843,297 and 36,334,558 shares, respectively]	123,128,055	183,598,701
Capital stock issued in reinvestment of dividends [20,556,258 and 21,686,510 shares, respectively]	108,509,679	108,990,863
Capital stock repurchased [26,189,434 and 26,825,205 shares, respectively]	(138,934,319)	(135,167,810)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	92,703,415	157,421,754

TOTAL INCREASE IN NET ASSETS	128,996,240	338,099,733
NET ASSETS:
Beginning of year	1,466,687,188	1,128,587,455

End of year (a)	$1,595,683,428	$1,466,687,188

(a) Includes undistributed net investment income of:	$171,280	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A7

JENNISON PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value including securities on loan of $426,459,186 (cost $2,174,031,930)	$2,561,611,845
Foreign currency, at value (cost: $23,307)	23,909
Receivable for investments sold	11,556,940
Dividends and interest receivable	783,731
Receivable for capital stock sold	741,687
Prepaid expenses	35,456

2,574,753,568

LIABILITIES
Collateral for securities on loan	443,274,394
Management fee payable	1,070,608
Payable for capital stock repurchased	1,012,444
Accrued expenses and other liabilities	311,377
Payable to custodian	25,737
Distribution fee payable	17,796
Administration fee payable	10,677

445,723,033

NET ASSETS	$2,129,030,535

Net assets were comprised of:
Common stock, at $0.01 par value	$1,174,320
Paid-in capital in excess of par	2,895,447,116

2,896,621,436
Undistributed net investment income	348,010
Accumulated net realized loss on investments	(1,155,522,486)
Net unrealized appreciation on investments and foreign currencies	387,583,575

Net assets, December 31, 2004	$2,129,030,535

Class I:
Net asset value and redemption price per share, $2,044,111,469 / 112,705,877 outstanding shares of common stock (authorized 275,000,000 shares)	$18.14

Class II:
Net asset value and redemption price per share, $84,919,066 / 4,726,138 outstanding shares of common stock (authorized 75,000,000 shares)	$17.97

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $418,663 foreign withholding tax)	$21,673,529
Interest	448
Income from securities lending, net	499,586

22,173,563

EXPENSES
Management fee	11,650,035
Distribution fee—Class II	192,240
Administration fee—Class II	115,344
Shareholders’ reports	330,000
Custodian’s fees and expenses	265,000
Insurance expenses	40,000
Directors’ fees	33,000
Commitment fee on syndicated credit agreement	21,000
Audit fee	15,000
Legal fees and expenses	11,000
Transfer agent’s fees and expenses	6,500
Miscellaneous	10,146

Total operating expenses	12,689,265
Loan interest expense (Note 8)	395
Less: custodian fee credit	(1,701)

Net expenses	12,687,959

NET INVESTMENT INCOME	9,485,604

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	43,467,535
Foreign currency transactions	(137,594)

43,329,941

Net change in unrealized appreciation (depreciation) on:
Investments	133,576,557
Foreign currencies	(4,714)

133,571,843

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	176,901,784

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$186,387,388

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE IN NET ASSETS
OPERATIONS:
Net investment income	$9,485,604	$4,219,386
Net realized gain (loss) on investments and foreign currencies	43,329,941	(65,648,829)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	133,571,843	482,870,934

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	186,387,388	421,441,491

DIVIDENDS:
Dividends from net investment income
Class I	(8,976,218)	(4,049,114)
Class II	(34,040)	—

	(9,010,258)	(4,049,114)

CAPITAL STOCK TRANSACTIONS (Note 7):
Capital stock sold [20,281,543 and 16,084,536 shares, respectively]	339,856,220	232,921,690
Capital stock issued in reinvestment of dividends [504,275 and 248,870 shares, respectively]	9,010,258	4,049,114
Capital stock repurchased [14,520,484 and 17,502,721 shares, respectively]	(243,917,708)	(244,549,890)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	104,948,770	(7,579,086)

TOTAL INCREASE IN NET ASSETS	282,325,900	409,813,291
NET ASSETS:
Beginning of year	1,846,704,635	1,436,891,344

End of year (a)	$2,129,030,535	$1,846,704,635

(a) Includes undistributed net investment income of:	$348,010	$10,258

SEE NOTES TO FINANCIAL STATEMENTS.

A8

MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value (amortized cost $884,208,596)	$884,208,596
Cash	174
Interest receivable	1,437,719
Receivable for capital stock sold	870,468
Prepaid expenses	16,943

Total Assets	886,533,900

LIABILITIES
Payable for capital stock repurchased	644,104
Management fee payable	300,972
Accrued expenses	233,077

Total Liabilities	1,178,153

NET ASSETS	$885,355,747

Net assets were comprised of:
Common stock, at $0.01 par value	$885,356
Paid-in capital in excess of par	884,470,391

Net assets, December 31, 2004	$885,355,747

Net asset value and redemption price per share, $885,355,747 / 88,535,575 outstanding shares of common stock (authorized 275,000,000 shares)	$10.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Interest	$13,463,153

EXPENSES
Management fee	3,683,849
Shareholders’ reports	245,000
Custodian’s fees and expenses	106,000
Directors’ fees	28,000
Audit fee	14,000
Insurance expenses	24,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses	5,500
Miscellaneous	7,431

Total expenses	4,123,780
Less: custodian fee credit	(1,237)

Net expenses	4,122,543

NET INVESTMENT INCOME	9,340,610
NET REALIZED GAIN ON INVESTMENTS	24,915

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,365,525

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$9,340,610	$10,058,336
Net realized gain on investments	24,915	5,631

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	9,365,525	10,063,967

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(9,340,610)	(10,058,336)
Distributions from net realized capital gains	(24,915)	(5,631)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(9,365,525)	(10,063,967)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [50,222,414 and 79,403,786 shares, respectively]	502,224,143	794,037,861
Capital stock issued in reinvestment of dividends and distributions [936,553 and 1,006,397 shares, respectively]	9,365,526	10,063,967
Capital stock repurchased [55,988,466 and 123,701,580 shares, respectively]	(559,884,661)	(1,237,015,795)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(48,294,992)	(432,913,967)

TOTAL DECREASE IN NET ASSETS	(48,294,992)	(432,913,967)
NET ASSETS:
Beginning of year	933,650,739	1,366,564,706

End of year	$885,355,747	$933,650,739

SEE NOTES TO FINANCIAL STATEMENTS.

A9

NATURAL RESOURCES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value including securities on loan of $131,878,496 (cost $520,358,652)	$763,350,339
Dividends and interest receivable	348,197
Receivable for capital stock sold	71,749
Prepaid expenses	9,512

Total Assets	763,779,797

LIABILITIES
Collateral for securities on loan	139,284,543
Payable for investments purchased	1,445,496
Management fee payable	233,098
Accrued expenses and other liabilities	106,510
Payable for capital stock repurchased	100,713
Payable to custodian	54,504

Total Liabilities	141,224,864

NET ASSETS	$622,554,933

Net assets were comprised of:
Common stock, at $0.01 par value	$195,309
Paid-in capital in excess of par	334,240,153

334,435,462
Distributions in excess of net investment income	(14,843,794)
Accumulated net realized gain on investments	59,971,508
Net unrealized appreciation on investments and foreign currencies	242,991,757

Net assets, December 31, 2004	$622,554,933

Net asset value and redemption price per share, $622,554,933 / 19,530,900 outstanding shares of common stock (authorized 100,000,000 shares)	$31.88

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $434,508 foreign withholding tax)	$4,886,488
Interest	1,857
Income from securities lending, net	554,083

5,442,428

EXPENSES
Management fee	2,446,574
Custodian’s fees and expenses	212,000
Shareholders’ reports	60,000
Directors’ fees	16,000
Audit fee	16,000
Insurance expenses	10,000
Legal fees and expenses	8,500
Commitment fee on syndicated credit agreement	6,100
Transfer agent’s fees and expenses	1,300
Miscellaneous	7,195

Total expenses	2,783,669
Less: custodian fee credit	(973)

Net expenses	2,782,696

NET INVESTMENT INCOME	2,659,732

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	61,249,467
Foreign currency transactions	(66,195)

61,183,272

Net change in unrealized appreciation (depreciation) on:
Investments	61,165,647
Foreign currencies	(2,838)

61,162,809

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	122,346,081

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$125,005,813

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,659,732	$3,234,760
Net realized gain on investments and foreign currencies	61,183,272	34,228,780
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	61,162,809	104,149,291

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	125,005,813	141,612,831

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(18,430,595)	(16,566,539)
Distributions from net realized capital gains	(19,967,025)	(25,527,524)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(38,397,620)	(42,094,063)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [1,401,282 and 1,216,643 shares, respectively]	39,851,530	27,391,981
Capital stock issued in reinvestment of dividends and distributions [1,462,209 and 2,200,422 shares, respectively]	38,397,620	42,094,063
Capital stock repurchased [1,476,976 and 2,238,450 shares, respectively]	(41,027,681)	(49,471,579)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	37,221,469	20,014,465

TOTAL INCREASE IN NET ASSETS	123,829,662	119,533,233
NET ASSETS:
Beginning of year	498,725,271	379,192,038

End of year	$622,554,933	$498,725,271

SEE NOTES TO FINANCIAL STATEMENTS.

A10

SMALL CAPITALIZATION STOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value including securities on loan of $147,253,475 (cost $689,786,033)	$890,948,559
Cash	6
Receivable for investments sold	603,789
Dividends and interest receivable	544,088
Receivable for capital stock sold	389,554
Prepaid expenses	11,954
Due from broker-variation margin	2,775

Total Assets	892,500,725

LIABILITIES
Collateral for securities on loan	148,305,322
Payable for investments purchased	548,845
Management fee payable	248,348
Accrued expenses and other liabilities	163,294
Payable for capital stock repurchased	5,108

Total Liabilities	149,270,917

NET ASSETS	$743,229,808

Net assets were comprised of:
Common stock, at $0.01 par value	$348,463
Paid-in capital in excess of par	502,153,472

502,501,935
Undistributed net investment income	178,755
Accumulated net realized gain on investments	39,379,817
Net unrealized appreciation on investments	201,169,301

Net assets, December 31, 2004	$743,229,808

Net asset value and redemption price per share, $743,229,808 / 34,846,303 outstanding shares of common stock (authorized 100,000,000 shares)	$21.33

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $2,620 foreign withholding tax)	$6,737,731
Interest	8,765
Income from securities lending, net	433,039

7,179,535

EXPENSES
Management fee	2,638,921
Custodian’s fees and expenses	238,000
Shareholders’ reports	102,000
Directors’ fees	17,000
Audit fee	16,000
Insurance expenses	13,000
Legal fees and expenses	8,000
Commitment fee on syndicated credit agreement	7,500
Transfer agent’s fees and expenses	1,700
Miscellaneous	61,150

Total operating expenses	3,103,271
Loan interest expense (Note 8)	68
Less: custodian fee credit	(2,559)

Net expenses	3,100,780

NET INVESTMENT INCOME	4,078,755

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	43,155,168
Futures transactions	110,788

43,265,956

Net change in unrealized appreciation (depreciation) on:
Investments	87,678,730
Futures	(137,700)

87,541,030

NET GAIN ON INVESTMENTS	130,806,986

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$134,885,741

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,078,755	$2,382,260
Net realized gain on investments	43,265,956	6,054,498
Net change in unrealized appreciation (depreciation) on investments	87,541,030	161,178,295

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	134,885,741	169,615,053

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(3,949,770)	(2,476,478)
Distributions from net realized capital gains	(2,458,828)	(3,294,388)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(6,408,598)	(5,770,866)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [2,655,531 and 3,617,854 shares, respectively]	49,733,501	55,220,782
Capital stock issued in reinvestment of dividends and distributions [324,158 and 416,271 shares, respectively]	6,408,598	5,770,866
Capital stock repurchased [3,284,891 and 5,077,773 shares, respectively]	(61,288,177)	(72,352,327)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(5,146,078)	(11,360,679)

TOTAL INCREASE IN NET ASSETS	123,331,065	152,483,508
NET ASSETS:
Beginning of year	619,898,743	467,415,235

End of year (a)	$743,229,808	$619,898,743

(a) Includes undistributed net investment income of:	$178,755	$49,770

SEE NOTES TO FINANCIAL STATEMENTS.

A11

STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value including securities on loan of $597,200,348 (cost $2,894,812,300)	$3,714,037,390
Cash	36
Dividends receivable	3,989,493
Receivable for investments sold	2,085,724
Receivable for capital stock sold	303,645
Prepaid expenses	52,552

Total Assets	3,720,468,840

LIABILITIES
Collateral for securities on loan	621,001,370
Payable for investments purchased	2,577,408
Management fee payable	907,905
Payable for capital stock repurchased	868,820
Accrued expenses	383,140
Due to broker-variation margin	57,186

Total Liabilities	625,795,829

NET ASSETS	$3,094,673,011

Net assets were comprised of:
Common stock, at $0.01 par value	$989,123
Paid-in capital in excess of par	2,193,675,955

2,194,665,078
Undistributed net investment income	1,589,801
Accumulated net realized gain on investments	78,621,754
Net unrealized appreciation on investments	819,796,378

Net assets, December 31, 2004	$3,094,673,011

Net asset value and redemption price per share, $3,094,673,011 / 98,912,253 outstanding shares of common stock (authorized 275,000,000 shares)	$31.29

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Dividends	$59,081,758
Interest	77,537
Income from securities loaned, net	563,553

59,722,848

EXPENSES
Management fee	10,304,686
Custodian’s fees and expenses	415,000
Shareholders’ reports	379,000
Insurance expenses	62,000
Directors’ fees	48,000
Commitment fee on syndicated credit agreement	32,000
Audit fee	16,000
Legal fees and expenses	15,000
Transfer agent’s fees and expenses	5,400
Miscellaneous	14,864

Total expenses	11,291,950
Less: custodian fee credit	(1,109)

Net expenses	11,290,841

NET INVESTMENT INCOME	48,432,007

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	72,490,484
Futures transactions	9,809,212

82,299,696

Net change in unrealized appreciation (depreciation) on:
Investments	168,179,418
Futures	(2,381,036)

165,798,382

NET GAIN ON INVESTMENTS	248,098,078

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$296,530,085

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$48,432,007	$36,066,618
Net realized gain on investments	82,299,696	52,416,302
Net change in unrealized appreciation (depreciation) on investments	165,798,382	557,511,864

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	296,530,085	645,994,784

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(47,984,184)	(36,873,448)
Distributions from net realized capital gains	(50,558,478)	(88,278,910)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(98,542,662)	(125,152,358)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [9,453,913 and 11,323,413 shares, respectively]	278,172,758	289,984,229
Capital stock issued in reinvestment of dividends and distributions [3,317,515 and 5,178,990 shares, respectively]	98,542,662	125,152,358
Capital stock repurchased [14,255,340 and 13,763,310 shares, respectively]	(420,932,471)	(347,327,411)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(44,217,051)	67,809,176

TOTAL INCREASE IN NET ASSETS	153,770,372	588,651,602
NET ASSETS:
Beginning of year	2,940,902,639	2,352,251,037

End of year (a)	$3,094,673,011	$2,940,902,639

(a) Includes undistributed net investment income of:	$1,589,801	$1,141,978

SEE NOTES TO FINANCIAL STATEMENTS.

A12

VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value including securities on loan of $224,320,778 (cost $1,487,075,337)	$1,819,623,676
Receivable for investments sold	11,489,428
Dividends and interest receivable	2,498,589
Receivable for capital stock sold	138,647
Prepaid expenses	26,819

Total Assets	1,833,777,159

LIABILITIES
Collateral for securities on loan	233,693,985
Management fee payable	534,865
Payable for capital stock repurchased	394,991
Accrued expenses and other liabilities	576,420
Distribution fee payable	625
Administration fee payable	375
Payable to custodian	139

Total Liabilities	235,201,400

NET ASSETS	$1,598,575,759

Net assets were comprised of:
Common stock, at $0.01 par value	$802,162
Paid-in capital in excess of par	1,406,616,371

1,407,418,533
Undistributed net investment income	1,623,087
Accumulated net realized loss on investments and foreign currencies	(143,015,210)
Net unrealized appreciation on investments and foreign currencies	332,549,349

Net assets, December 31, 2004	$1,598,575,759

Class I:
Net asset value and redemption price per share $1,595,583,559 / 80,066,164 outstanding shares of common stock (authorized 275,000,000 shares)	$19.93

Class II:
Net asset value and redemption price per share, $2,992,200 / 150,068 outstanding shares of common stock (authorized 50,000,000 shares)	$19.94

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $410,436 foreign withholding tax)	$28,260,618
Income from securities lending, net	382,187

28,642,805

EXPENSES
Management fee	5,967,723
Distribution fee—Class II	6,989
Administration fee—Class II	4,193
Shareholders’ reports	287,000
Custodian’s fees and expenses	201,000
Insurance expenses	31,000
Directors’ fees	30,000
Commitment fee on syndicated credit agreement	15,000
Audit fee	15,000
Legal fees and expenses	12,000
Transfer agent’s fees and expenses	6,000
Miscellaneous	9,277

Total expenses	6,585,182
Loan interest expense (Note 8)	20
Less: custodian fee credit	(3,322)

Net expenses	6,581,880

NET INVESTMENT INCOME	22,060,925

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investments	77,061,070
Foreign currency transactions	1,171

77,062,241

Net change in unrealized appreciation (depreciation) on:
Investments	129,043,342
Foreign currencies	1,010

129,044,352

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	206,106,593

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$228,167,518

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$22,060,925	$19,114,150
Net realized gain on investments	77,062,241	4,156,849
Net change in unrealized appreciation (depreciation) on investments	129,044,352	302,547,646

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	228,167,518	325,818,645

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class I	(20,412,598)	(19,922,456)
Class II	(26,411)	(26,543)

	(20,439,009)	(19,948,999)

Tax return of capital
Class I	—	(111,957)
Class II	—	(149)

	—	(112,106)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(20,439,009)	(20,061,105)

CAPITAL STOCK TRANSACTIONS (Note 7):
Capital stock sold [3,961,436 and 5,751,364 shares, respectively]	72,300,449	85,572,556
Capital stock issued in reinvestment of dividends [1,041,743 and 1,195,581 shares, respectively]	20,439,009	20,061,105
Capital stock repurchased [8,812,231 and 13,737,343 shares, respectively]	(160,915,601)	(200,934,074)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(68,176,143)	(95,300,413)

TOTAL INCREASE IN NET ASSETS	139,552,366	210,457,127
NET ASSETS:
Beginning of year	1,459,023,393	1,248,566,266

End of year (a)	$1,598,575,759	$1,459,023,393

(a) Includes undistributed net investment income of:	$1,623,087	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A13

ZERO COUPON BOND PORTFOLIO 2005

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value (cost $59,525,441)	$60,630,438
Receivable for capital stock sold	1,744
Prepaid expenses	1,100
Interest receivable	67

Total Assets	60,633,349

LIABILITIES
Accrued expenses and other liabilities	36,120
Management fee payable	20,538
Payable for capital stock repurchased	6,977

Total Liabilities	63,635

NET ASSETS	$60,569,714

Net assets were comprised of:
Common stock, at $0.01 par value	$48,114
Paid-in capital in excess of par	59,020,881

59,068,995
Accumulated net realized gain on investments	395,722
Net unrealized appreciation on investments	1,104,997

Net assets, December 31, 2004	$60,569,714

Net asset value and redemption price per share, $60,569,714 / 4,811,350 outstanding shares of common stock (authorized 100,000,000 shares)	$12.59

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Interest	$2,963,434
Dividends	22,228

2,985,662

EXPENSES
Management fee	248,196
Custodian’s fees and expenses	90,000
Audit fee	21,000
Directors’ fees	11,000
Legal fees and expenses	8,000
Shareholders’ reports	7,000
Insurance expenses	1,400
Transfer agent’s fees and expenses	500
Miscellaneous	1,442

Total expenses	388,538
Less: custodian fee credit	(20)

Net expenses	388,518

NET INVESTMENT INCOME	2,597,144

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	396,206
Net change in unrealized appreciation (depreciation) on investments	(2,663,265)

NET LOSS ON INVESTMENTS	(2,267,059)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$330,085

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,597,144	$2,875,037
Net realized gain on investments	396,206	1,511,352
Net change in unrealized appreciation (depreciation) on investments	(2,663,265)	(3,113,046)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	330,085	1,273,343

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(2,597,144)	(2,875,037)
Distributions from net realized capital gains	(1,497,906)	(57,155)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(4,095,050)	(2,932,192)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [120,558 and 433,990 shares, respectively]	1,573,155	5,978,323
Capital stock issued in reinvestment of dividends and distributions [318,012 and 216,114 shares, respectively]	4,095,050	2,932,192
Capital stock repurchased [401,001 and 745,055 shares, respectively]	(5,230,079)	(10,203,192)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	438,126	(1,292,677)

TOTAL DECREASE IN NET ASSETS	(3,326,839)	(2,951,526)
NET ASSETS:
Beginning of year	63,896,553	66,848,079

End of year	$60,569,714	$63,896,553

SEE NOTES TO FINANCIAL STATEMENTS.

A14

CONSERVATIVE BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 95.4%		Value (Note 2)
COMMON STOCKS — 59.4%	Shares
Aerospace — 1.1%
Boeing Co.	127,600	$6,605,852
General Dynamics Corp.	31,100	3,253,060
Honeywell International, Inc.	132,512	4,692,250
Lockheed Martin Corp.	67,200	3,732,960
Northrop Grumman Corp.(b)	57,162	3,107,326
Raytheon Co.	67,100	2,605,493
Rockwell Collins, Inc.(b)	29,100	1,147,704
United Technologies Corp.	78,500	8,112,975

		33,257,620

Airlines — 0.1%
Delta Airlines, Inc.(a)(b)	20,600	154,088
Southwest Airlines Co.	117,300	1,909,644

		2,063,732

Apparel — 0.3%
Cintas Corp.(b)	24,000	1,052,640
Coach, Inc.(a)	28,100	1,584,840
Jones Apparel Group, Inc.	19,100	698,487
Nike, Inc. (Class “B” Stock)	40,100	3,636,669
Reebok International Ltd.(b)	10,200	448,800

		7,421,436

Autos – Cars & Trucks — 0.5%
Cummins Engine, Inc.	7,200	603,288
Dana Corp.	25,000	433,250
Delphi Automotive Systems Corp.	86,252	777,993
Ford Motor Co.(b)	279,695	4,094,735
General Motors Corp.(b)	85,191	3,412,751
Genuine Parts Co.	26,100	1,149,966
Navistar International Corp.(a)(b)	9,700	426,606
PACCAR, Inc.	28,275	2,275,572
Visteon Corp.(b)	24,811	242,404

		13,416,565

Banks & Savings & Loans — 4.5%
AmSouth Bancorporation(b)	53,900	1,396,010
Bank of New York Co., Inc. (The)	115,500	3,860,010
BankAmerica Corp.	620,566	29,160,396
BB&T Corp.(b)	84,900	3,570,045
Comerica, Inc.(b)	26,100	1,592,622
Compass Bancshares, Inc.	9,700	472,099
First Horizon National Corp.	17,000	732,870
Golden West Financial Corp.	48,000	2,948,160
Huntington Bancshares, Inc.(b)	37,836	937,576
J.P. Morgan & Chase Co.	541,801	21,135,657
KeyCorp Ltd.	65,300	2,213,670
M&T Bank Corp.(b)	17,500	1,887,200
Mellon Financial Corp.	65,900	2,050,149
National City Corp.	98,900	3,713,695
North Fork Bancorporation, Inc.	71,100	2,051,235
Northern Trust Corp.(b)	32,600	1,583,708
PNC Financial Services Group, Inc. (The)	42,700	2,452,688
Providian Financial Corp.(a)(b)	43,100	709,857
Regions Financial Corp.	74,035	2,634,906
Sovereign Bancorp, Inc.	47,800	1,077,890
SunTrust Banks, Inc.(b)	53,800	3,974,744
U.S. Bancorp	289,285	9,060,406

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Banks & Savings & Loans (cont’d.)
Wachovia Corp.(b)	246,180	$12,949,068
Wells Fargo & Co.	257,200	15,984,980
Zions Bancorp	12,500	850,375

		129,000,016

Business Services — 0.2%
Fiserv, Inc.(a)	27,500	1,105,225
Omnicom Group, Inc.(b)	29,100	2,453,712
Robert-Half International, Inc.	26,600	782,838

		4,341,775

Chemicals — 0.8%
Air Products & Chemicals, Inc.	34,700	2,011,559
Dow Chemical Co.	142,731	7,066,612
Du Pont E.I. de Nemours & Co.(b)	152,320	7,471,296
Eastman Chemical Co.	11,400	658,122
Engelhard Corp.	18,100	555,127
Great Lakes Chemical Corp.	9,700	276,353
Hercules, Inc.(a)	17,500	259,875
Praxair, Inc.	48,100	2,123,615
Rohm & Haas Co.	33,511	1,482,191
Sigma-Aldrich Corp.(b)	12,100	731,566

		22,636,316

Commercial Services
Convergys Corp.(a)	22,000	329,780

Computers — 0.8%
Apple Computer, Inc.(a)	59,000	3,799,600
Dell, Inc.(a)	380,800	16,046,912
Gateway, Inc.(a)	48,800	293,288
NCR Corp.(a)	14,700	1,017,681
Sun Microsystems, Inc.(a)	493,000	2,652,340

		23,809,821

Computer Services — 4.3%
Adobe Systems, Inc.	37,200	2,333,928
Affiliated Computer Services, Inc.(a)(b)	19,900	1,197,781
Autodesk, Inc.(b)	36,600	1,388,970
Automatic Data Processing, Inc.	93,000	4,124,550
BMC Software, Inc.(a)	37,900	704,940
Cisco Systems, Inc.(a)	1,021,400	19,713,020
Citrix Systems, Inc.(a)	24,200	593,626
Computer Associates International, Inc.(b)	87,900	2,730,174
Computer Sciences Corp.(a)(b)	28,800	1,623,456
Compuware Corp.(a)	59,000	381,730
Comverse Technology, Inc.(a)(b)	28,800	704,160
Electronic Arts, Inc.(a)	43,200	2,664,576
Electronic Data Systems Corp.(b)	76,100	1,757,910
EMC Corp.(a)(b)	376,750	5,602,273
First Data Corp.	132,710	5,645,483
Intuit, Inc.(a)(b)	33,000	1,452,330
Mercury Interactive Corp.(a)(b)	13,000	592,150
Microsoft Corp.	1,655,800	44,226,418
Network Appliance, Inc.(a)(b)	54,500	1,810,490
Novell, Inc.(a)(b)	55,200	372,600
Oracle Corp.(a)	789,400	10,830,568
Parametric Technology Corp.(a)	49,200	289,788

SEE NOTES TO FINANCIAL STATEMENTS.

B1

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Computer Services (cont’d.)
Siebel Systems, Inc.(a)	66,800	$701,400
SunGard Data Systems, Inc.(a)	40,000	1,133,200
Symantec Corp.(a)	92,000	2,369,920
Symbol Technologies, Inc.	39,800	688,540
Unisys Corp.(a)	49,200	500,856
VERITAS Software Corp.(a)	63,048	1,800,020
Yahoo!, Inc.(a)	206,500	7,780,920

		125,715,777

Construction — 0.2%
Centex Corp.	18,400	1,096,272
Fluor Corp.(b)	11,300	615,963
KB Home(b)	7,200	751,680
Pulte Homes, Inc.(b)	18,200	1,161,160
Vulcan Materials Co.	16,400	895,604

		4,520,679

Containers — 0.1%
Ball Corp.	17,600	774,048
Bemis Co., Inc.	14,400	418,896
Pactiv Corp.(a)	26,200	662,598
Sealed Air Corp.(a)(b)	12,500	665,875

		2,521,417

Cosmetics & Soaps — 1.3%
Alberto-Culver Co. (Class “B” Stock)	11,850	575,555
Avon Products, Inc.	71,200	2,755,440
Colgate-Palmolive Co.	81,000	4,143,960
Gillette Co.(b)	152,800	6,842,384
International Flavors & Fragrances, Inc.	15,100	646,884
Procter & Gamble Co. (The)	388,900	21,420,612

		36,384,835

Diversified Consumer Products — 0.8%
Altria Group, Inc.	311,600	19,038,760
Eastman Kodak Co.(b)	42,200	1,360,950
Fortune Brands, Inc.	22,600	1,744,268

		22,143,978

Diversified Office Equipment — 0.2%
Avery Dennison Corp. (Class “A” Stock)	15,500	929,535
Lexmark International, Inc.(a)	19,433	1,651,805
Pitney Bowes, Inc.	33,400	1,545,752
Xerox Corp.(a)(b)	139,400	2,371,194

		6,498,286

Diversified Operations — 2.2%
Cendant Corp.	154,600	3,614,548
General Electric Co.	1,606,100	58,622,650

		62,237,198

Drugs & Medical Supplies — 6.5%
Abbott Laboratories	238,600	11,130,690
Allergan, Inc.(b)	19,700	1,597,079
AmerisourceBergen Corp.	15,700	921,276
Amgen, Inc.(a)	195,760	12,558,004
Bard (C.R.), Inc.	15,400	985,292
Bausch & Lomb, Inc.(b)	8,900	573,694

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Drugs & Medical Supplies (cont’d.)
Baxter International, Inc.	92,800	$3,205,312
Becton Dickinson & Co.	37,600	2,135,680
Biogen Idec, Inc.(a)	51,690	3,443,071
Biomet, Inc.(b)	40,100	1,739,939
Boston Scientific Corp.(a)	124,600	4,429,530
Bristol-Myers Squibb Co.(b)	296,300	7,591,206
Cardinal Health, Inc.(b)	67,050	3,898,958
Caremark Rx, Inc.(a)	70,800	2,791,644
Chiron Corp.(a)(b)	28,500	949,905
Eli Lilly & Co.	170,900	9,698,575
Express Scripts, Inc.(a)(b)	11,200	856,128
Fisher Scientific International, Inc.(a)(b)	16,800	1,047,984
Forest Laboratories, Inc.(a)(b)	56,200	2,521,132
Genzyme Corp.(a)(b)	34,200	1,985,994
Gilead Sciences, Inc.(a)	65,400	2,288,346
Guidant Corp.	47,700	3,439,170
Hospira, Inc.(a)	23,860	799,310
Johnson & Johnson	452,848	28,719,620
King Pharmaceuticals, Inc.(a)	33,666	417,458
Laboratory Corp. of America Holdings(a)	20,300	1,011,346
Medco Health Solutions, Inc.(a)	42,149	1,753,398
MedImmune, Inc.(a)	37,700	1,022,047
Medtronic, Inc.(b)	184,000	9,139,280
Merck & Co., Inc.	336,100	10,802,254
Mylan Laboratories, Inc.(b)	32,900	581,672
Pfizer, Inc.	1,155,645	31,075,294
Quest Diagnostics, Inc.(b)	15,000	1,433,250
Schering-Plough Corp.(b)	223,000	4,656,240
St. Jude Medical, Inc.(a)	54,600	2,289,378
Stryker Corp.(b)	61,400	2,962,550
Watson Pharmaceuticals, Inc.(a)	15,900	521,679
Wyeth	203,500	8,667,065
Zimmer Holdings, Inc.(a)(b)	39,200	3,140,704

		188,781,154

Education — 0.1%
Apollo Group, Inc. (Class "A" Stock)(a)(b)	29,400	2,372,874

Electronics — 2.2%
Advanced Micro Devices, Inc.(a)(b)	51,400	1,131,828
Altera Corp.(a)	58,000	1,200,600
Analog Devices, Inc.(b)	56,700	2,093,364
Applied Materials, Inc.(a)	259,500	4,437,450
Applied Micro Circuits Corp.(a)(b)	40,000	168,400
Broadcom Corp. (Class “A” Stock)(a)(b)	46,000	1,484,880
Emerson Electric Co.	63,800	4,472,380
Freescale Semiconductor, Inc. (Class “B” Stock)(a)	48,030	881,831
Intel Corp.	979,400	22,908,166
Jabil Circuit, Inc.(a)(b)	29,000	741,820
KLA-Tencor Corp.(a)(b)	29,300	1,364,794
L-3 Communications Holdings, Inc.	15,300	1,120,572
Linear Technology Corp.(b)	52,100	2,019,396
LSI Logic Corp.(a)	57,200	313,456

SEE NOTES TO FINANCIAL STATEMENTS.

B2

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Electronics (cont’d.)
Maxim Integrated Products, Inc.	52,300	$2,216,997
Micron Technology, Inc.(a)	89,800	1,109,030
Molex, Inc.(b)	30,800	924,000
National Semiconductor Corp.(b)	58,000	1,041,100
Novellus Systems, Inc.(a)(b)	22,000	613,580
NVIDIA Corp.(a)	24,000	565,440
PMC-Sierra, Inc.(a)	25,000	281,250
QLogic Corp.(a)(b)	13,800	506,874
Rockwell Automation, Inc.	29,100	1,441,905
Sanmina-SCI Corp.(a)	71,700	607,299
Solectron Corp.(a)(b)	141,600	754,728
Tektronix, Inc.	14,500	438,045
Teradyne, Inc.(a)(b)	27,300	466,011
Texas Instruments, Inc.(b)	263,400	6,484,908
Xilinx, Inc.(b)	52,300	1,550,695

		63,340,799

Financial Services — 5.1%
Ambac Financial Group, Inc.	15,900	1,305,867
American Express Co.(b)	194,300	10,952,691
Bear, Stearns & Co., Inc.(b)	16,016	1,638,597
Capital One Financial, Inc.(b)	35,700	3,006,297
Charles Schwab Corp. (The)	201,350	2,408,146
CIT Group, Inc.	31,500	1,443,330
Citigroup, Inc.	788,658	37,997,542
Countrywide Financial Corp.	85,400	3,160,654
E*TRADE Financial Corp.(a)	51,000	762,450
Equifax, Inc.	24,500	688,450
Fannie Mae(b)	146,800	10,453,628
Federated Investors, Inc. (Class “B” Stock)	14,400	437,760
Fifth Third Bancorp(b)	85,221	4,029,249
Franklin Resources, Inc.(b)	37,000	2,577,050
Freddie Mac	106,400	7,841,680
Goldman Sachs Group, Inc. (The)	73,100	7,605,324
H&R Block, Inc.(b)	27,400	1,342,600
Janus Capital Group, Inc.(b)	38,400	645,504
Lehman Brothers Holdings, Inc.	41,300	3,612,924
Marshall & Ilsley Corp.	34,600	1,529,320
MBNA Corp.	193,625	5,458,289
Merrill Lynch & Co., Inc.	146,200	8,738,374
Moody’s Corp.(b)	22,500	1,954,125
Morgan Stanley	167,280	9,287,385
Paychex, Inc.	58,300	1,986,864
Principal Financial Group, Inc.	51,000	2,087,940
SLM Corp.(b)	70,300	3,753,317
State Street Corp.(b)	50,400	2,475,648
Synovus Financial Corp.	48,250	1,378,985
T. Rowe Price Group, Inc.	19,400	1,206,680
Washington Mutual, Inc.	135,817	5,742,343

		147,509,013

Food & Beverage — 2.2%
Adolph Coors Co. (Class “B” Stock)	6,600	499,422
Anheuser-Busch Companies, Inc.	123,100	6,244,863
Archer Daniels Midland Co.	101,026	2,253,890
Brown-Forman Corp. (Class “B” Stock)	17,800	866,504
Campbell Soup Co.(b)	64,200	1,918,938
Coca-Cola Co.	370,300	15,415,589

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Food & Beverage (cont’d.)
Coca-Cola Enterprises, Inc.(b)	72,100	$1,503,285
ConAgra Foods, Inc.(b)	79,400	2,338,330
General Mills, Inc.(b)	56,900	2,828,499
H.J. Heinz & Co.	53,600	2,089,864
Hershey Foods Corp.	38,400	2,132,736
Kellogg Co.	63,200	2,822,512
McCormick & Co., Inc.(b)	18,000	694,800
Pepsi Bottling Group, Inc.(b)	40,000	1,081,600
PepsiCo, Inc.	257,030	13,416,966
Sara Lee Corp.	121,400	2,930,596
Sysco Corp.(b)	96,700	3,691,039
Wrigley (William) Jr., Co.	33,100	2,290,189

		65,019,622

Forest Products — 0.2%
Georgia-Pacific Corp.	39,295	1,472,777
Louisiana-Pacific Corp.	14,500	387,730
MeadWestvaco Corp.	32,814	1,112,066
Plum Creek Timber Co., Inc.	27,500	1,057,100
Temple-Inland, Inc.	10,500	718,200
Weyerhaeuser Co.	35,400	2,379,588

		7,127,461

Gas Pipelines — 0.2%
Dynegy, Inc. (Class “A” Stock)(a)	54,100	249,942
Kinder Morgan, Inc.	19,100	1,396,783
People’s Energy Corp.	6,400	281,280
Sempra Energy(b)	34,719	1,273,493
Williams Companies, Inc. (The)	76,700	1,249,443

		4,450,941

Hospitals/Hospital Management — 0.8%
HCA, Inc.	69,100	2,761,236
Health Management Associates, Inc. (Class “A” Stock)(b)	38,100	865,632
Humana, Inc.(a)	22,500	668,025
IMS Health, Inc.	38,600	895,906
Manor Care, Inc.	15,000	531,450
McKesson Corp.	44,530	1,400,914
Tenet Healthcare Corp.(a)	71,000	779,580
UnitedHealth Group, Inc.(b)	101,200	8,908,636
WellPoint, Inc.(a)	44,800	5,152,000

		21,963,379

Household Products & Personal Care — 0.3%
Clorox Co.(b)	26,100	1,538,073
Kimberly-Clark Corp.	76,200	5,014,722
Leggett & Platt, Inc.(b)	30,400	864,272

		7,417,067

Housing Related — 0.4%
Lowe’s Companies, Inc.	121,700	7,008,703
Masco Corp.(b)	69,800	2,549,794
Maytag Corp.	13,600	286,960
Newell Rubbermaid, Inc.	38,314	926,816
Stanley Works (The)(b)	13,200	646,668
Whirlpool Corp.	9,100	629,811

		12,048,752

SEE NOTES TO FINANCIAL STATEMENTS.

B3

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Instrument – Controls — 0.2%
Agilent Technologies, Inc.(a)	72,593	$1,749,491
Applera Corp.-Applied Biosystems Group	33,000	690,030
Johnson Controls, Inc.	29,000	1,839,760
PerkinElmer, Inc.	18,500	416,065
Thermo Electron Corp.(a)	27,800	839,282
Waters Corp. (Bermuda)(a)	18,000	842,220

		6,376,848

Insurance — 2.5%
ACE Ltd. (Bermuda)	43,300	1,851,075
Aetna, Inc.	23,100	2,881,725
AFLAC, Inc.	78,300	3,119,472
Allstate Corp.	106,300	5,497,836
American International Group, Inc.	395,888	25,997,965
Aon Corp.(b)	42,600	1,016,436
Chubb Corp. (The)(b)	28,600	2,199,340
CIGNA Corp.	23,000	1,876,110
Cincinnati Financial Corp.(b)	28,350	1,254,771
Hartford Financial Services Group, Inc. (The)	43,900	3,042,709
Jefferson-Pilot Corp.	21,000	1,091,160
Lincoln National Corp.	27,200	1,269,696
Loews Corp.	28,100	1,975,430
Marsh & McLennan Companies., Inc.	80,500	2,648,450
MBIA, Inc.(b)	23,250	1,471,260
MetLife, Inc.	116,700	4,727,517
MGIC Investment Corp.	14,500	999,195
Progressive Corp.	31,300	2,655,492
SAFECO Corp.(b)	20,300	1,060,472
St. Paul Companies, Inc.	98,035	3,634,158
Torchmark Corp.	17,200	982,808
UnumProvident Corp.(b)	43,110	773,393
XL Capital Ltd. (Class "A" Stock) (Cayman Islands)(b)	20,500	1,591,825

		73,618,295

Internet Services — 0.4%
eBay, Inc.(a)(b)	99,600	11,581,488
Monster Worldwide, Inc.(a)	18,000	605,520

		12,187,008

Leisure — 0.8%
Brunswick Corp.	16,900	836,550
Carnival Corp.	94,400	5,440,272
Harrah’s Entertainment, Inc.	17,700	1,183,953
Hilton Hotels Corp.	57,500	1,307,550
International Game Technology Corp.(b)	50,000	1,719,000
Marriott International, Inc. (Class "A" Stock)	36,200	2,279,876
Starwood Hotels & Resorts
Worldwide, Inc.(b)	27,700	1,617,680
Walt Disney Co. (The)	311,600	8,662,480

		23,047,361

Machinery — 0.5%
American Power Conversion Corp.	29,000	620,600
Caterpillar, Inc.	53,100	5,177,781

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Machinery (cont’d.)
Deere & Co.	36,900	$2,745,360
Dover Corp.	31,300	1,312,722
Eaton Corp.(b)	23,000	1,664,280
Ingersoll-Rand Co. (Class “A” Stock)(Bermuda)	26,600	2,135,980
Parker Hannifin Corp.(b)	17,210	1,303,485
Snap-On, Inc.	8,900	305,804

		15,266,012

Manufacturing — 0.6%
American Standard Co., Inc.(a)	31,800	1,313,976
Cooper Industries, Ltd. (Class “A” Stock)	14,900	1,011,561
Illinois Tool Works, Inc.(b)	47,200	4,374,496
Power-One, Inc.(a)	5,000	44,600
Tyco International Ltd. (Bermuda)	303,661	10,852,844

		17,597,477

Media — 2.0%
Clear Channel Communications, Inc.	92,100	3,084,429
Comcast Corp. (Class “A” Stock)(a)(b)	339,960	11,313,869
Dow Jones & Co., Inc.(b)	13,100	564,086
Gannett Co., Inc.(b)	40,700	3,325,190
Interpublic Group of Companies, Inc. (The)(a)(b)	57,200	766,480
Knight-Ridder, Inc.	11,500	769,810
McGraw Hill Companies, Inc. (The)	28,800	2,636,352
Meredith Corp.	7,000	379,400
New York Times Co. (The) (Class “A” Stock)	22,100	901,680
News Corp. (Class “A” Stock)	363,700	6,786,642
R.R. Donnelley & Sons Co.	32,600	1,150,454
Time Warner, Inc.(a)(b)	699,300	13,594,392
Tribune Co.(b)	49,150	2,071,181
Univision Communications, Inc.(a)	47,000	1,375,690
Viacom, Inc. (Class “B” Stock)	261,669	9,522,135

		58,241,790

Metals – Ferrous — 0.1%
Allegheny Technologies, Inc.(b)	14,200	307,714
Nucor Corp.(b)	25,400	1,329,436
United States Steel Corp.	17,800	912,250

		2,549,400

Metals – Non Ferrous — 0.1%
Alcoa, Inc.	133,840	4,205,253

Mineral Resources — 0.1%
Phelps Dodge Corp.	14,893	1,473,216

Miscellaneous Basic Industry — 0.5%
AES Corp.(a)	96,200	1,315,054
Danaher Corp.	47,600	2,732,716
Ecolab, Inc.(b)	40,800	1,433,304
ITT Industries, Inc.	13,600	1,148,520
Millipore Corp.(a)	8,200	408,442
Monsanto Co.	38,597	2,144,063
Pall Corp.	19,000	550,050
PPG Industries, Inc.	26,100	1,778,976
Textron, Inc.	21,100	1,557,180
W.W. Grainger, Inc.	13,100	872,722

		13,941,027

SEE NOTES TO FINANCIAL STATEMENTS.

B4

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Miscellaneous – Consumer Growth/Staple — 0.4%
3M Co.	119,400	$9,799,158
Black & Decker Corp.(b)	12,500	1,104,125

		10,903,283

Motorcycles — 0.1%
Harley-Davidson, Inc.(b)	44,400	2,697,300

Oil & Gas — 3.2%
Amerada Hess Corp.	15,100	1,243,938
Anadarko Petroleum Corp.(b)	38,727	2,509,897
Ashland, Inc.	10,600	618,828
BJ Services Co.	25,000	1,163,500
ChevronTexaco Corp.(b)	326,072	17,122,041
ConocoPhillips	103,825	9,015,125
EOG Resources, Inc.(b)	17,500	1,248,800
Exxon Mobil Corp.	986,740	50,580,292
Kerr-McGee Corp.	22,925	1,324,836
KeySpan Corp.	24,700	974,415
Nabors Industries, Ltd. (Barbados)(a)	22,400	1,148,896
NICOR, Inc.	7,100	262,274
Sunoco, Inc.	12,900	1,054,059
Unocal Corp.(b)	40,100	1,733,924
Valero Energy Corp.	40,800	1,852,320

		91,853,145

Oil & Gas Exploration & Production — 0.5%
Burlington Resources, Inc.(b)	62,600	2,723,100
Devon Energy Corp.	71,600	2,786,672
Marathon Oil Corp.	52,700	1,982,047
Occidental Petroleum Corp.	59,900	3,495,764
Transocean, Inc.(a)	48,397	2,051,549
XTO Energy, Inc.	20,000	707,600

		13,746,732

Oil & Gas Services — 0.5%
Apache Corp.	48,914	2,473,581
Baker Hughes, Inc.(b)	51,950	2,216,707
El Paso Corp.(b)	93,236	969,654
Halliburton Co.(b)	65,500	2,570,220
Noble Corp.(a)(b)	20,400	1,014,696
Rowan Companies, Inc.(a)(b)	15,400	398,860
Schlumberger Ltd.	91,000	6,092,450

		15,736,168

Paper — 0.1%
International Paper Co.	72,073	3,027,066

Precious Metals — 0.1%
Freeport-McMoRan Copper & Gold, Inc. (Class “B” Stock)	26,000	993,980
Newmont Mining Corp.(b)	66,700	2,962,147

		3,956,127

Railroads — 0.3%
Burlington Northern Santa Fe Corp.	58,500	2,767,635
CSX Corp.	34,800	1,394,784
Norfolk Southern Corp.	57,000	2,062,830
Union Pacific Corp.	37,800	2,542,050

		8,767,299

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Real Estate Investment Trust — 0.3%
Apartment Investment & Management Co. (Class “A” Stock)(b)	13,300	$512,582
Archstone-Smith Trust	15,000	574,500
Equity Office Properties Trust	62,300	1,814,176
Equity Residential Properties Trust	41,600	1,505,088
ProLogis	27,600	1,195,908
Simon Property Group, Inc.	34,500	2,231,115

		7,833,369

Restaurants — 0.5%
Darden Restaurants, Inc.	30,150	836,361
McDonald's Corp.	191,700	6,145,902
Starbucks Corp.(a)	60,500	3,772,780
Wendy's International, Inc.	18,400	722,384
Yum! Brands, Inc.	43,300	2,042,894

		13,520,321

Retail — 3.6%
Albertson’s, Inc.(b)	55,166	1,317,364
AutoNation, Inc.(a)	35,000	672,350
AutoZone, Inc.(a)(b)	14,400	1,314,864
Bed Bath & Beyond, Inc.(a)	45,700	1,820,231
Best Buy Co., Inc.(b)	47,750	2,837,305
Big Lots, Inc.(a)	20,100	243,813
Circuit City Stores, Inc.	33,100	517,684
Costco Wholesale Corp.(b)	68,100	3,296,721
CVS Corp.	59,500	2,681,665
Dillard's, Inc.(b)	12,600	338,562
Dollar General Corp.	49,456	1,027,201
Family Dollar Stores, Inc.	23,000	718,290
Federated Department Stores, Inc.	30,000	1,733,700
Gap, Inc. (The)(b)	133,400	2,817,408
Home Depot, Inc.	340,250	14,542,285
J.C. Penney Corp., Inc.	47,900	1,983,060
Kohl’s Corp.(a)(b)	51,300	2,522,421
Kroger Co. (The),(a)	116,746	2,047,725
Limited Brands, Inc.	68,506	1,577,008
Liz Claiborne, Inc.	16,800	709,128
May Department Stores Co.(b)	44,100	1,296,540
Nordstrom, Inc.	21,800	1,018,714
Office Depot, Inc.(a)	53,200	923,552
OfficeMax, Inc.	12,200	382,836
RadioShack Corp.	27,300	897,624
Sears, Roebuck & Co.(b)	32,300	1,648,269
Sherwin-Williams Co.	20,800	928,304
Staples, Inc.(b)	74,900	2,524,879
SUPERVALU, Inc.(b)	18,400	635,168
Target Corp.	137,400	7,135,182
Tiffany & Co.	20,000	639,400
TJX Companies, Inc. (The)(b)	77,200	1,940,036
Toys ‘R’ Us, Inc.(a)	34,900	714,403
Wal-Mart Stores, Inc.	649,000	34,280,180
Walgreen Co.(b)	153,300	5,882,121

		105,565,993

Rubber
B.F. Goodrich Co.(b)	16,200	528,768
Cooper Tire & Rubber Co.(b)	11,200	241,360
Goodyear Tire & Rubber Co. (The)(a)(b)	24,500	359,170

		1,129,298

SEE NOTES TO FINANCIAL STATEMENTS.

B5

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Supermarkets
Safeway, Inc.(a)(b)	69,000	$1,362,060

Technology — 1.2%
Hewlett-Packard Co.(b)	465,148	9,754,154
International Business Machines Corp.	257,200	25,354,776

		35,108,930

Telecommunications — 2.8%
ADC Telecommunications, Inc.(a)	103,400	277,112
ALLTEL Corp.	47,400	2,785,224
Andrew Corp.(a)	27,700	377,551
AT&T Corp.(b)	123,304	2,350,174
Avaya, Inc.(a)	68,970	1,186,284
BellSouth Corp.(b)	279,100	7,756,189
CenturyTel, Inc.(b)	22,400	794,528
CIENA Corp.(a)	64,000	213,760
Citizens Communications Co.	40,000	551,600
Corning, Inc.(a)(b)	219,300	2,581,161
JDS Uniphase Corp.(a)(b)	215,000	681,550
Lucent Technologies, Inc.(a)	639,855	2,405,855
Motorola, Inc.	359,825	6,188,990
Nextel Communications, Inc. (Class “A” Stock)(a)(b)	170,400	5,112,000
QUALCOMM, Inc.	247,700	10,502,480
Qwest Communications International, Inc.(a)	257,357	1,142,665
SBC Communications, Inc.(b)	501,808	12,931,592
Scientific-Atlanta, Inc.	24,100	795,541
Sprint Corp.(b)	221,000	5,491,850
Tellabs, Inc.(a)(b)	66,600	572,094
Verizon Communications, Inc.	421,076	17,057,789

		81,755,989

Textiles
VF Corp.(b)	15,600	863,928

Tobacco — 0.1%
Reynolds American, Inc.(b)	22,500	1,768,500
UST, Inc.(b)	26,100	1,255,671

		3,024,171

Toys — 0.1%
Hasbro, Inc.(b)	30,700	594,966
Mattel, Inc.(b)	64,951	1,265,895

		1,860,861

Travel Services
Sabre Holdings Corp.(b)	23,526	521,336

Trucking/Shipping — 0.7%
FedEx Corp.	45,700	4,500,993
Ryder System, Inc.	9,500	453,815
United Parcel Service, Inc.(b)	171,800	14,682,028

		19,636,836

Utilities – Electric & Gas — 1.6%
Allegheny Energy, Inc.(a)(b)	15,000	295,650
Ameren Corp.	29,600	1,484,144
American Electric Power Co., Inc.(b)	59,160	2,031,554
Calpine Corp.(a)(b)	67,200	264,768
CenterPoint Energy, Inc.	46,200	522,060

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Utilities – Electric & Gas (cont’d.)
Cinergy Corp.	27,300	$1,136,499
CMS Energy Corp.(a)	25,000	261,250
Consolidated Edison, Inc.	36,300	1,588,125
Constellation Energy Group	25,900	1,132,089
Dominion Resources, Inc.	50,216	3,401,632
DTE Energy Co.(b)	27,600	1,190,388
Duke Energy Co.(b)	142,000	3,596,860
Edison International(b)	48,300	1,547,049
Entergy Corp.(b)	35,400	2,392,686
Exelon Corp.	100,574	4,432,296
FirstEnergy Corp.	50,101	1,979,491
FPL Group, Inc.	27,700	2,070,575
NiSource, Inc.	38,200	870,196
PG&E Corp.(a)	64,900	2,159,872
Pinnacle West Capital Corp.	14,000	621,740
PPL Corp.	29,200	1,555,776
Progress Energy, Inc.(b)	37,583	1,700,255
Public Service Enterprise Group, Inc.	35,600	1,843,012
Southern Co.(b)	111,500	3,737,480
TECO Energy, Inc.(b)	32,600	500,084
TXU Corp.(b)	41,500	2,679,240
Xcel Energy, Inc.(b)	61,910	1,126,762

		46,121,533

Waste Management — 0.1%
Allied Waste Industries, Inc.(a)	45,700	424,096
Waste Management, Inc.	87,942	2,632,983

		3,057,079

TOTAL COMMON STOCKS (cost $1,625,758,874)		1,716,882,804

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)
LONG-TERM BONDS — 36.0%
Aerospace — 0.3%
Boeing Capital Corp.
6.10%	03/01/11	A3	$1,125	1,227,106
Goodrich Corp.
7.625%	12/15/12	Baa3	1,340	1,588,924
Lockheed Martin Corp.
8.50%	12/01/29	Baa2	770	1,053,572
Northrop Grumman Corp.
7.125%	02/15/11(b)	Baa2	2,125	2,438,678
Raytheon Co.
4.50%	11/15/07	Baa3	194	198,487
5.50%	11/15/12	Baa3	775	818,246
6.55%	03/15/10(b)	Baa3	1,150	1,265,441
8.30%	03/01/10	Baa3	700	829,495

				9,419,949

Airlines — 0.2%
Continental Airlines, Inc.,
Series 1998-1, Class A
6.65%	09/15/17	Baa3	829	805,118
Series 2000-1, Class A-1
8.048%	11/01/20	Baa3	198	200,446

SEE NOTES TO FINANCIAL STATEMENTS.

B6

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Airlines (cont’d.)
Continental Airlines, Inc.
Series 2004-RJ
9.558%	09/01/19(b)	Ba2	$1,192	$1,201,179
Southwest Airlines Co.
5.25%	10/01/14(b)	Baa1	800	802,939
6.50%	03/01/12	Baa1	1,290	1,417,723

				4,427,405

Asset Backed Securities — 1.0%
American Express Credit Account Master Trust I, (cost $1,510,000; purchased 8/6/04)
Series 2004-4, Class C
2.873%	03/15/12(h)(j)(k)	Baa2	1,510	1,514,660
Series 2004-C, Class C
2.902%	02/15/12(h)	Baa2	1,940	1,942,842
Bank One Issuance Trust
Series 2003-C1, Class C1
4.54%	09/15/10	Baa2	2,445	2,481,155
Citibank Credit Card Issuance Trust I,
Series 2003-C3, Class C3
4.45%	04/07/10	Baa2	1,700	1,720,012
Equity One ABS, Inc.
Series 2004-3, Class M1
5.70%	07/25/34	Aa2	1,660	1,686,339
Household Mortgage Loan Trust
Series 2003-HC2, Class M
3.01%	06/20/33(h)	Aa2	1,475	1,476,704
Series 2004-HC1, Class M
2.91%	02/20/34(h)	Aa2	1,097	1,097,012
Hyundai Auto Receivables Trust
Series 2003-A, Class A4
3.02%	10/15/10	Aaa	2,700	2,669,591
MBNA Master Credit Card Trust,
Series 1999-J, Class A
7.00%	02/15/12	Aaa	2,370	2,669,575
Series 2000-E, Class A
7.80%	10/15/12	Aaa	3,810	4,487,515
Prestige Auto Receivables Trust,
Series 2004-1, Class A2
(cost $2,199,692; purchased 6/23/04)
3.69%	06/15/11(j)(k)	Aaa	2,200	2,203,630
Residential Asset Mortgage Products, Inc.
Series 2004-RS12, Class MII1
3.027%	12/25/34	Aa1	1,755	1,755,000
WFS Financial Owner Trust
Series 2004-4, Class D
3.58%	05/17/12	Baa2	1,810	1,805,075

				27,509,110

Automobiles — 0.6%
Auburn Hills Trust, Inc.
12.375%	05/01/20	A3	1,410	2,211,537
DaimlerChrysler North America Holding Corp.
6.50%	11/15/13	A3	590	639,923
Equus Cayman Finance Ltd. (Cayman Islands)
5.50%	09/12/08(j)	Baa3	410	425,065
Ford Motor Co.
7.45%	07/16/31(b)	A3	995	1,000,709
Ford Motor Credit Co.
5.70%	01/15/10	A3	850	857,737

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Automobiles (cont’d.)
Ford Motor Credit Co.
7.00%	10/01/13(b)	A3	$1,180	$1,250,956
7.375%	02/01/11	A3	3,225	3,475,747
General Motors Acceptance Corp.
6.125%	01/22/08	Baa1	1,500	1,543,992
6.75%	12/01/14	Baa1	1,965	1,967,686
6.875%	09/15/11	Baa1	2,365	2,423,636
General Motors Corp.
7.20%	01/15/11(b)	Baa2	800	820,514
Hyundai Motor Manufacturing LLC
5.30%	12/19/08(j)	Baa3	650	669,657

				17,287,159

Banks & Savings & Loans — 1.1%
Bank of America Corp.
5.375%	06/15/14	Aa2	2,740	2,859,395
Bank One Corp.
7.875%	08/01/10	A1	2,500	2,916,072
Capital One Bank,
6.50%	06/13/13(g)	Baa3	10	10,927
6.875%	02/01/06	Baa2	2,040	2,116,255
Citigroup, Inc.,
5.00%	09/15/14(j)	Aa2	513	515,475
5.625%	08/27/12	Aa2	1,900	2,023,386
6.00%	10/31/33	Aa2	985	1,019,368
6.625%	06/15/32(b)	Aa2	1,290	1,444,811
Export-Import Bank of Korea (The) (South Korea)
4.125%	02/10/09(j)	A3	1,120	1,116,956
HBOS PLC, (United Kingdom)
6.00%	11/01/33(j)	Aa3	215	223,931
J.P. Morgan & Chase Co.
4.50%	11/15/10	Aa3	1,005	1,018,884
5.25%	05/30/07	Aa3	660	686,132
6.50%	01/15/09	A1	1,100	1,197,294
Korea Development Bank (South Korea)
4.75%	07/20/09(b)	A3	1,530	1,558,925
Mellon Bank NA
4.75%	12/15/14	A1	775	768,382
Mizuho Finance Group (Cayman Islands)
5.79%	04/15/14(j)	A2	1,060	1,113,423
Roper Industries Bank Loan (cost $1,650,000; purchased 12/2/04)
3.72%	12/13/09(k)	Ba2	1,650	1,655,156
Santander Central Hispano Issuances Ltd. (Cayman Islands)
7.625%	09/14/10	A1	1,005	1,171,224
Wachovia Corp.
5.25%	08/01/14	A1	220	225,479
7.80%	08/18/10	Aa3	2,400	2,818,709
Washington Mutual, Inc.,
5.125%	01/15/15	A3	635	630,686
Wells Fargo Bank
5.125%	09/15/16	Aa2	1,485	1,491,868
6.45%	02/01/11	Aa1	2,300	2,557,747

				31,140,485

Brokerage — 0.4%
Goldman Sachs Group, Inc. (The),
5.00%	10/01/14	Aa3	1,165	1,163,355
6.345%	02/15/34	A1	1,250	1,301,630

SEE NOTES TO FINANCIAL STATEMENTS.

B7

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Brokerage (cont’d.)
Lehman Brothers Holdings, Inc.
4.80%	03/13/14	A1	$220	$217,000
6.625%	01/18/12	A1	1,800	2,012,738
Merrill Lynch & Co., Inc.
5.00%	01/15/15	Aa3	1,700	1,693,338
5.45%	07/15/14	Aa3	685	708,648
Morgan Stanley,
4.00%	01/15/10(b)	Aa3	1,660	1,641,143
4.75%	04/01/14	A1	1,510	1,471,356

				10,209,208

Building Materials — 0.1%
American Standard, Inc.
7.625%	02/15/10	Baa3	1,000	1,143,278
CRH America, Inc.
6.40%	10/15/33	Baa1	640	699,076
Hanson PLC, (United Kingdom)
7.875%	09/27/10	Baa1	1,000	1,161,687

				3,004,041

Cable & Pay Television Systems — 0.2%
Cox Communications, Inc.
4.625%	01/15/10(j)	Baa3	1,535	1,531,460
5.45%	12/15/14(j)	Baa3	830	829,969
Tele-Communications, Inc.
9.875%	06/15/22	Baa3	1,440	2,044,196

				4,405,625

Chemicals — 0.3%
Dow Chemical Co.,
5.75%	11/15/09	A3	495	529,495
5.97%	01/15/09	A3	430	461,035
6.00%	10/01/12	A3	876	957,070
6.125%	02/01/11	A3	890	974,830
Eastman Chemical Co.,
3.25%	06/15/08	Baa2	920	897,867
7.00%	04/15/12(b)	Baa2	575	655,335
ICI Wilmington, Inc.
5.625%	12/01/13	Baa3	1,905	1,972,993
Lubrizol Corp.
4.625%	10/01/09	Baa3	1,090	1,088,318
5.50%	10/01/14	Baa3	790	794,655

				8,331,598

Collateralized Mortgage Obligations — 0.4%
Countrywide Alternative Loan Trust Series 2004-18CB, Class 3A1
5.25%	09/25/19	Aaa	3,652	3,657,134
Master Alternative Loans Trust, Series 2004-4, Class 4A1
5.00%	04/25/19	Aaa	2,736	2,772,434
Structured Adjustable Rate Mortgage Loan,
Ser. 2004-1, Class 4A3
4.17%	02/25/34(h)	Aaa	3,476	3,488,973
Washington Mutual, Inc.,
Series 2002-AR15, Class A5
4.38%	12/25/32(h)	Aaa	1,391	1,398,587
Series 2002-AR4, Class A7
5.502%	04/26/32(h)	Aaa	813	812,290

				12,129,418

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Commercial Mortgage Backed Securities — 3.0%
Banc of America Commercial Mortgage, Inc.
Series 2004-2, Class A4
4.153%	11/10/38	Aaa	$3,680	$3,623,985
Series 2003-2, Class A3
4.873%	03/11/41	AAA(d)	3,350	3,424,197
Chase Commercial Mortgage Securities Corp., Series 1997-1, Class A2
7.37%	06/19/29	AAA(d)	4,872	5,145,545
Commercial Mortgage Pass-Through Certificate,
Series 2004-LB2, Class X2
1.117%	03/10/39(j)	Aaa	18,895	805,720
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C3, Class A4
4.835%	07/15/36	Aaa	5,500	5,586,501
Series 2004-C4, Class A4
4.283%	10/15/39	Aaa	1,500	1,486,355
DLJ Commercial Mortgage Corp. Series 2000-CF1, Class A1B
7.62%	06/10/33	AAA(d)	3,200	3,668,450
GE Commercial Mortgage Corp.,
Series 2004-C1, Class A3
0.704%	03/10/40(h)	Aaa	33,935	997,510
Series 2004-C2, Class X2
4.596%	11/10/38	Aaa	1,800	1,780,960
Greenwich Capital Commercial Funding Corp.,
Series 2003-C2, Class A2
4.022%	01/05/36	Aaa	6,600	6,590,058
Series 2003-C1, Class A4
4.111%	07/05/35	Aaa	10,000	9,649,596
Series 2003-C2, Class A3
4.533%	01/05/36	Aaa	3,570	3,595,235
J.P. Morgan Commercial Mortgage Finance Corp.,
Series 2000-C10, Class A2
7.371%	08/15/32	Aaa	6,500	7,374,938
Keycorp.
Series 2000-C1, Class A2
7.727%	05/17/32	Aaa	11,180	12,805,225
Merrill Lynch Mortgage Trust Series 2004-2, Class A3
4.615%	08/12/39	Aaa	1,900	1,899,766
PNC Mortgage Acceptance Corp.,
Series 1999-CM1, Class A1B
7.33%	12/10/32	AAA(d)	3,860	4,362,887
UBS Commercial Mortgage Trust,
Series 2004-C6, Class A5
4.826%	08/15/29(h)	AAA(d)	5,000	5,066,385
Series 2003-C8, Class A3
4.83%	11/15/27	Aaa	2,720	2,773,636
Series 2004-C8, Class A6
4.799%	12/15/29(h)	Aaa	3,600	3,598,545
Wachovia Bank Commercial Mortgage Trust,
Series 2002-C2, Class A4
4.98%	11/15/34	Aaa	1,700	1,739,210

				85,974,704

Consumer Products — 0.1%
Clorox Co. (The)
5.00%	01/15/15(j)	A3	1,930	1,963,262

SEE NOTES TO FINANCIAL STATEMENTS.

B8

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Consumer Services — 0.2%
Cendant Corp.,
6.25%	01/15/08	Baa1	1,010	1,077,890
6.875%	08/15/06	Baa1	1,715	1,804,292
7.375%	01/15/13	Baa1	1,375	1,590,645

				4,472,827

Diversified Manufacturing — 0.2%
Cooper Cameron Corp.
2.65%	04/15/07	Baa1	425	413,875
Honeywell International, Inc.
6.125%	11/01/11	A2	1,420	1,564,025
Hutchison Whampoa International Ltd. (Cayman Islands)
5.45%	11/24/10(j)	A3	$1,090	$1,128,890
Tyco International Group SA (Luxembourg)
6.00%	11/15/13	Baa3	1,640	1,786,716
United Technologies Corp.
6.35%	03/01/11(f)	A2	990	1,102,917
8.875%	11/15/19	A2	640	870,379

				6,866,802

Entertainment — 0.2%
AOL Time Warner, Inc.
7.70%	05/01/32	Baa1	1,420	1,736,828
Time Warner, Inc.
7.25%	10/15/17	Baa1	1,040	1,210,885
Viacom, Inc.
7.875%	07/30/30	A3	475	610,073
Walt Disney Co. (The),
5.375%	06/01/07	Baa1	300	311,852
6.75%	03/30/06	Baa1	1,365	1,422,214

				5,291,852

Environmental
Waste Management, Inc.
7.75%	05/15/32	Baa3	680	842,117

Financial Services — 0.5%
CIT Group, Inc.
5.50%	11/30/07	A2	1,285	1,345,165
Credit Suisse First Boston USA, Inc.
4.875%	01/15/15	Aa3	1,820	1,797,447
General Electric Capital Corp.,
4.75%	09/15/14	Aaa	515	513,339
5.875%	02/15/12	Aaa	510	551,829
6.125%	02/22/11	Aaa	2,865	3,138,292
6.75%	03/15/32	Aaa	2,700	3,160,215
Household Finance Corp.,
4.75%	05/15/09	A1	640	656,273
6.375%	11/27/12(f)	A1	225	248,599
7.00%	05/15/12	A1	1,770	2,021,299
HSBC Finance Corp.
6.75%	05/15/11	A1	570	639,666
International Lease Finance Corp.
3.50%	04/01/09	A1	750	730,292

				14,802,416

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Food & Beverage — 0.7%
Archer Daniels Midland Co.
8.125%	06/01/12	A2	395	487,032
Bunge Ltd. Finance Corp.
5.875%	05/15/13	Baa3	1,195	1,268,588
Cadbury Schweppes American Finance, Inc.
3.875%	10/01/08(j)	Baa2	1,050	1,046,321
Cargill, Inc.,
3.625%	03/04/09(j)	A2	2,430	2,394,376
ConAgra Foods, Inc.
7.875%	09/15/10	Baa1	865	1,016,154
General Mills, Inc.
5.125%	02/15/07	Baa2	500	513,359
Kellogg Co.
6.60%	04/01/11	Baa1	$2,435	$2,727,746
Kraft Foods, Inc.,
4.625%	11/01/06	A3	3,405	3,475,204
5.25%	06/01/07	A3	400	414,351
5.625%	11/01/11	A3	3,150	3,335,667
Miller Brewing Co.,
5.50%	08/15/13(j)	Baa1	1,010	1,055,699
Tate & Lyle International Finance PLC (United Kingdom)
5.00%	11/15/14(j)	Baa2	2,560	2,534,917
Tyson Foods, Inc.,
6.625%	10/17/05	Baa3	485	496,363
7.25%	10/01/06	Baa3	525	556,612
8.25%	10/01/11	Baa3	110	130,620

				21,453,009

Gaming
Harrah’s Operating Co., Inc.,
5.50%	07/01/10	Baa3	970	1,004,071
7.125%	06/01/07	Baa3	365	390,998

				1,395,069

Gas Distribution — 0.1%
Atmos Energy Corp.
4.00%	10/15/09	Baa3	1,605	1,586,570

Healthcare — 0.2%
HCA, Inc.
7.875%	02/01/11(b)	Ba2	1,185	1,305,279
Hospira, Inc.
5.90%	06/15/14	Baa3	950	998,362
WellPoint, Inc.
3.50%	09/01/07	Baa1	1,970	1,959,076
5.00%	12/15/14(j)	Baa1	1,085	1,081,584
5.95%	12/15/34(j)	Baa1	990	999,639

				6,343,940

Home Construction — 0.1%
D.R. Horton, Inc.
5.625%	09/15/14(b)	Ba1	1,550	1,546,125
Ryland Group, Inc.
5.375%	06/01/08	Baa3	575	598,000

				2,144,125

SEE NOTES TO FINANCIAL STATEMENTS.

B9

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Independent Energy — 0.5%
Chesapeake Energy Corp.
8.125%	04/01/11	Ba3	1	1,081
Devon Energy Corp.
2.75%	08/01/06	Baa2	2,810	2,777,073
Devon Financing Corp.
6.875%	09/30/11	Baa2	60	67,953
EnCana Corp. (Canada)
6.50%	08/15/34	Baa2	1,085	1,191,115
Kerr-McGee Corp.,
5.875%	09/15/06	Baa3	1,305	1,353,930
6.875%	09/15/11	Baa3	560	630,602
6.95%	07/01/24	Baa3	500	552,918
Occidental Petroleum Corp.
6.75%	01/15/12(b)	Baa1	$1,655	$1,878,708
7.65%	02/15/06	Baa1	1,615	1,690,666
Ocean Energy, Inc.
7.25%	10/01/11	Baa3	240	273,534
Parker & Parsley Petroleum Co.
8.875%	04/15/05	Baa3	1,375	1,396,142
Pioneer Natural Resource
5.875%	07/15/16	Baa3	760	793,981
Union Oil Co. of California
7.35%	06/15/09	Baa2	820	925,897
Woodside Petroleum Ltd. (Australia)
5.00%	11/15/13(j)	Baa1	1,800	1,820,605

				15,354,205

Insurance — 0.2%
Aon Corp.
8.65%	05/15/05	Baa2	965	983,606
Axa (France)
8.60%	12/15/30	A3	230	302,066
Everest Reinsurance Holdings (Bermuda)
5.40%	10/15/14	A3	780	782,134
Hartford Financial Services Group, Inc. (The)
4.75%	03/01/14	A3	660	643,103
Marsh & McLennan Companies., Inc.
5.375%	07/15/14	Baa2	290	283,349
MetLife, Inc.
6.125%	12/01/11	A2	435	472,748
6.375%	06/15/34	A2	935	1,004,382
Phoenix Life Insurance Co.
7.15%	12/15/34(j)	Baa2	550	548,616
W.R. Berkley Corp.
6.15%	08/15/19	Baa2	575	577,946
XL Capital Ltd. (Cayman Islands)
5.25%	09/15/14	A2	110	110,236

				5,708,186

Integrated Energy — 0.2%
Conoco, Inc.
6.95%	04/15/29	A3	755	891,545
ConocoPhillips
8.75%	05/25/10	A3	1,900	2,318,709
Marathon Oil Corp.
6.125%	03/15/12	Baa1	990	1,078,737
Suncor Energy, Inc. (Canada)
5.95%	12/01/34(b)	A3	580	608,048

				4,897,039

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Lodging — 0.3%
Carnival Corp. (Panama)
3.75%	11/15/07	A3	2,845	2,848,351
Carnival PLC (United Kingdom)
7.30%	06/01/07	A3	345	372,113
Hilton Hotels Corp.
7.625%	12/01/12	Baa3	880	1,029,093
Host Marriott LP
7.00%	08/15/12(j)	Ba3	1,500	1,586,250
La Quinta Inns, Inc.,
7.40%	09/15/05	Ba3	2,200	2,238,500

				8,074,307

Machinery
Caterpillar, Inc.
7.25%	09/15/09	A2	$1,000	$1,131,299

Media — 0.3%
British Sky Broadcasting Group PLC (United Kingdom)
7.30%	10/15/06	Baa2	785	833,909
Clear Channel Communications, Inc.,
4.40%	05/15/11	Baa3	1,200	1,165,121
7.65%	09/15/10	Baa3	600	682,692
8.00%	11/01/08	Baa3	745	836,475
News America Holdings, Inc.
5.30%	12/15/14(b)(j)	Baa3	1,800	1,821,238
7.625%	11/30/28	Baa3	1,360	1,614,976
8.50%	02/15/05	Baa3	1,800	1,809,383

				8,763,794

Metals — 0.1%
Alcan, Inc. (Canada)
5.20%	01/15/14	Baa1	500	513,029
6.125%	12/15/33	Baa1	1,170	1,238,313

				1,751,342

Municipals — 0.2%
Illinois St. Taxable Pension, G.O.
5.10%	06/01/33	Aa3	5,300	5,117,097

Oil Field Services — 0.2%
BJ Services Co.
7.00%	02/01/06	Baa2	4,000	4,131,956
Halliburton Co.
5.50%	10/15/10	Baa2	200	210,656
Precision Drilling Corp. (Canada)
5.625%	06/01/14	BBB+(d)	500	520,643
Transocean, Inc. (Cayman Islands)
7.50%	04/15/31	Baa2	185	227,709

				5,090,964

Paper — 0.1%
Georgia-Pacific Corp.
8.875%	05/15/31	Ba3	750	937,500
International Paper Co.
5.25%	04/01/16(b)	Baa2	625	623,897
MeadWestvaco Corp.
2.75%	12/01/05	Baa2	1,310	1,305,810
6.80%	11/15/32	Baa2	150	163,970
Weyerhaeuser Co.,
5.50%	03/15/05	Baa2	255	256,174
7.375%	03/15/32	Baa2	445	527,702

				3,815,053

SEE NOTES TO FINANCIAL STATEMENTS.

B10

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Pharmaceuticals — 0.1%
Bristol-Myers Squibb Co.
5.75%	10/01/11	A1	760	813,943
GlaxoSmithKline Capital, Inc.
4.375%	04/15/14	Aa2	330	321,507
Merck & Co., Inc.
5.95%	12/01/28	Aa2	205	212,177
Pharmacia Corp.
6.60%	12/01/28	Aaa	1,150	1,322,086
6.75%	12/15/27	Aaa	785	913,121
Wyeth
6.45%	02/01/24(f)	Baa1	$615	$654,109

				4,236,943

Pipelines — 0.1%
Enterprise Products Operating LP
4.00%	10/15/07(j)	Baa3	1,000	997,559
6.375%	02/01/13	Baa3	930	996,798
Magellan Midstream Partners LP
5.65%	10/15/16	Ba1	770	778,510

				2,772,867

Railroads — 0.1%
Norfolk Southern Corp.
7.80%	05/15/27	Baa1	645	807,889
Union Pacific Corp.,
6.625%	02/01/08	Baa2	1,755	1,906,709

				2,714,598

Real Estate Investment Trust — 0.4%
ERP Operating LP
6.63%	04/13/15	Baa1	5,000	5,050,845
Simon Debartolo Group, Inc.
6.75%	06/15/05	Baa2	5,000	5,079,455

				10,130,300

Refining
Valero Energy Corp.
6.875%	04/15/12	Baa3	410	465,040
7.50%	04/15/32	Baa3	800	964,945

				1,429,985

Restaurants
Tricon Global Restaurants, Inc.
8.875%	04/15/11	Baa3	475	586,872

Retail — 0.1%
CVS Corp.
4.875%	09/15/14	A3	820	820,256
May Department Stores Co.
8.50%	06/01/19	Baa2	550	676,673
Target Corp.,
7.50%	08/15/10	A2	855	999,602

				2,496,531

Sovereign — 0.4%
Pemex Project Funding Master Trust (Mexico)
7.875%	02/01/09	Baa1	2,275	2,555,963
8.50%	02/15/08	Baa1	1,100	1,240,250
9.50%	09/15/27	Baa1	3,025	3,811,500

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Sovereign — 0.4% (cont’d.)
Republic of Italy (Italy)
5.375%	06/15/33	AA-(d)	1,080	1,080,119
6.00%	02/22/11	AA-(d)	430	470,771
Republic of South Africa (South Africa)
6.50%	06/02/14	Baa2	620	678,900
United Mexican States (Mexico)
7.50%	01/14/12	Baa2	2,100	2,381,400

				12,218,903

Supermarkets — 0.2%
Albertson’s, Inc.
8.00%	05/01/31	Baa2	$910	$1,136,428
Kroger Co. (The),
6.75%	04/15/12	Baa2	1,560	1,761,338
6.80%	04/01/11	Baa2	575	648,006
Safeway, Inc.
2.50%	11/01/05	Baa2	1,800	1,789,825
4.95%	08/16/10(b)	Baa2	1,600	1,628,734

				6,964,331

Technology — 0.4%
Computer Associates International, Inc.
4.75%	12/01/09	Ba1	1,450	1,460,609
(cost $805,600; purchased 5/29/03)
6.375%	04/15/05(j)(k)	Ba1	760	766,968
Computer Sciences Corp.
6.75%	06/15/06	A3	395	413,585
Equifax, Inc.
4.95%	11/01/07	Baa1	475	491,292
First Data Corp.
4.85%	10/01/14	A1	2,380	2,389,413
Hewlett-Packard Co.
7.15%	06/15/05	A3	320	326,091
International Business Machines Corp.
5.875%	11/29/32(b)	A1	1,475	1,559,879
Jabil Circuit, Inc.
5.875%	07/15/10(b)	Baa3	1,000	1,052,622
Motorola, Inc.
4.608%	11/16/07	Baa3	1,220	1,244,080
7.625%	11/15/10	Baa3	975	1,130,964
SunGard Data Systems, Inc.
3.75%	01/15/09	Baa2	900	874,102
4.875%	01/15/14	Baa2	455	442,216

				12,151,821

Telecommunications — 1.6%
AT&T Wireless Services, Inc.,
7.35%	03/01/06	Baa2	2,245	2,348,582
8.125%	05/01/12	Baa2	800	967,075
8.75%	03/01/31	Baa2	705	950,561
BellSouth Corp.
4.20%	09/15/09	A2	1,365	1,368,565
5.20%	09/15/14	A2	1,630	1,661,332
6.55%	06/15/34(b)	A2	1,040	1,133,231
British Telecommunications PLC, (United Kingdom)
1.00%	12/15/30(f)	Baa1	1,720	2,303,116
7.00%	05/23/07	Baa1	1,400	1,500,100

SEE NOTES TO FINANCIAL STATEMENTS.

B11

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Telecommunications (cont’d.)
CenturyTel, Inc.
7.875%	08/15/12	Baa2	165	194,174
Citizens Communications Co., (cost $1,540,700; purchased 3/23/04)
7.60%	06/01/06(k)	Ba3	1,420	1,501,650
Deutsche Telekom International Finance BV, (Netherlands)
8.75%	06/15/30(f)	Baa1	460	607,411
9.25%	06/01/32(f)	Baa1	910	1,295,008
Pacific Bell
7.25%	11/01/27	A2	$500	$542,548
Royal KPN N.V. (Netherlands)
8.00%	10/01/10	Baa1	2,330	2,750,190
SBC Communications, Inc.
4.125%	09/15/09	A2	1,335	1,332,564
5.10%	09/15/14	A2	835	842,760
6.15%	09/15/34	A2	665	684,871
6.45%	06/15/34	A2	460	492,829
Sprint Capital Corp.
6.875%	11/15/28(b)	Baa3	2,950	3,229,622
8.75%	03/15/32	Baa3	220	293,108
Telecom de Puerto Rico, Inc. (Puerto Rico)
6.65%	05/15/06	Baa1	4,500	4,666,828
6.80%	05/15/09	Baa1	2,220	2,363,319
Telecom Italia Finance (Luxembourg)
5.25%	11/15/13	Baa2	1,010	1,020,843
4.95%	09/30/14(j)	Baa2	2,520	2,468,942
6.00%	09/30/34(j)	Baa2	2,690	2,629,892
Telefonica Europe BV (Netherlands)
7.75%	09/15/10	A3	1,490	1,747,308
Telus Corp. (Canada)
8.00%	06/01/11	Baa3	1,600	1,896,128
Verizon Global Funding Corp.
7.75%	12/01/30	A2	565	702,479
Verizon, Inc.
7.375%	04/01/32(b)	Baa2	1,125	1,290,439
Vodafone Group PLC (United Kingdom)
5.375%	01/30/15	A2	200	207,843
7.75%	02/15/10	A2	1,100	1,276,503

				46,269,821

Tobacco
Altria Group, Inc.
7.65%	07/01/08(b)	Baa2	765	841,449
Philip Morris Cos., Inc.
7.00%	07/15/05	Baa2	485	492,512

				1,333,961

Transportation Services — 0.1%
Erac USA Finance Co.
6.70%	06/01/34(j)	Baa1	1,160	1,259,839
Fedex Corp.
2.65%	04/01/07	Baa2	2,100	2,056,797

				3,316,636

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Utilities — 1.1%
Arizona Public Service Co.
7.625%	08/01/05	Baa1	5,000	5,129,970
Boston Edison Co.
4.875%	04/15/14	A1	730	739,631
CenterPoint Energy Houston Electric LLC
5.70%	03/15/13	Baa2	1,070	1,134,005
6.95%	03/15/33	Baa2	800	937,611
Consolidated Edison Co. of New York
5.70%	02/01/34	A1	550	564,710
Consumers Energy Co.
5.375%	04/15/13	Baa3	$435	$449,875
Dominion Resources, Inc.
5.125%	12/15/09	Baa1	1,255	1,298,554
Duke Capital LLC
4.331%	11/16/06	Baa3	920	931,542
6.25%	02/15/13	Baa3	305	329,638
8.00%	10/01/19	Baa3	280	341,695
Energy East Corp.
6.75%	09/15/33	Baa2	805	902,160
FirstEnergy Corp.
7.375%	11/15/31	Baa3	960	1,096,305
Florida Power & Light Co.
5.95%	10/01/33	Aa3	790	846,462
Indiana Michigan Power Co.
5.05%	11/15/14	Baa2	575	574,654
National Rural Utilities Cooperative Finance Corp.
7.25%	03/01/12	A2	900	1,038,785
NiSource Finance Corp.
7.625%	11/15/05	Baa3	750	777,321
Oncor Electric Delivery Co.
6.375%	01/15/15	Baa1	465	512,350
7.00%	09/01/22	Baa2	545	621,579
7.25%	01/15/33	Baa1	340	403,916
Pacific Gas & Electric Co.
6.05%	03/01/34	Baa2	2,500	2,596,540
PacifiCorp.
5.45%	09/15/13	A3	385	402,951
Pepco Holdings, Inc.
5.50%	08/15/07	Baa2	735	764,339
PPL Electric Utilities Corp.
6.25%	08/15/09	Baa1	1,900	2,065,207
Progress Energy, Inc.
6.75%	03/01/06	Baa2	1,825	1,893,722
Southern California Edison Co.
4.65%	04/01/15	A3	610	598,419
5.75%	04/01/35	A3	310	317,901
8.00%	02/15/07	A3	1,810	1,971,056
TXU Corp.(b)(j)
6.50%	11/15/24	Ba1	1,815	1,818,029
Westar Energy, Inc.
6.00%	07/01/14	Ba1	720	774,037
Xcel Energy, Inc.
3.40%	07/01/08	Baa1	785	769,626
7.00%	12/01/10	Baa1	250	281,807

				32,884,397

SEE NOTES TO FINANCIAL STATEMENTS.

B12

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Foreign Local Government Bonds — 0.1%
Hydro-Quebec (Canada)
7.50%	04/01/16	A1	665	820,345
8.00%	02/01/13	A1	1,900	2,344,847
Quebec Province of Canada (Canada)
4.875%	05/05/14	A1	1,000	1,016,288

				4,181,480

Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
U.S. Government & Agency Obligations — 6.0%
Federal Farm Credit Bank
3.00%	12/17/07(b)	$16,450	$16,284,529
Federal Home Loan Bank
3.75%	08/18/09	3,935	3,926,674
3.875%	01/15/10	7,100	7,079,793
4.50%	05/13/11	5,455	5,548,897
Federal Home Loan Mortgage Corp.,
2.75%	10/15/06(b)	14,055	13,943,811
2.875%	05/15/07(b)	2,145	2,123,117
7.00%	03/15/10	560	639,544
Federal National Mortgage Association,
3.25%	08/15/08	5,885	5,807,436
4.25%	05/15/09(b)	7,560	7,692,209
5.25%	08/01/12	8,475	8,793,914
5.50%	07/18/12	8,200	8,298,843
7.125%	06/15/10	18,665	21,453,962
United States Treasury Bonds,
5.375%	02/15/31(b)	5,871	6,348,477
6.00%	02/15/26(b)	4,630	5,303,702
9.00%	11/15/18(b)	7,072	10,243,629
9.125%	05/15/18(b)	4,202	6,111,612
9.25%	02/15/16	170	242,668
United States Treasury Notes,
1.625%	09/30/05(b)	500	496,309
1.875%	12/31/05	1,000	991,328
2.50%	10/31/06(b)	11,435	11,328,243
3.125%	05/15/07(b)	11,970	11,963,919
United States Treasury Strips, I/O
Zero	05/15/18	7,325	3,855,264
Zero	05/15/19(b)	23,515	11,648,132
Zero	05/15/25(b)	7,750	2,740,431

			172,866,443

Mortgage Backed Securities — 13.3%
Federal Home Loan Mortgage Corp.,
4.50%	11/01/18-06/01/19	8,141	8,124,156
5.00%	06/01/18-05/01/34	18,566	18,782,957
5.50%	12/01/33-07/01/34	19,118	19,436,693
6.00%	12/01/33	2,563	2,653,102
6.001%	TBA	10,000	10,328,120
6.50%	05/01/14-04/01/15	1,572	1,665,941
7.00%	05/01/31-09/01/33	14,332	15,190,470
Federal National Mortgage Association,
4.00%	06/01/19	3,827	3,734,994
4.50%	01/01/19-10/01/33	18,466	18,257,444
5.00%	10/01/18-04/01/34	42,027	41,933,385
5.001%	TBA	28,000	27,950,625

Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Mortgage Backed Securities — 13.3% (cont’d.)
Federal National Mortgage Association,
5.054%	07/01/33(h)	2,948	3,022,222
5.50%	03/01/16-04/01/34	70,498	71,678,577
5.501%	TBA	27,500	28,193,437
6.00%	04/01/13-03/01/34	18,707	19,426,500
6.001%	TBA	43,000	44,581,875
6.50%	07/01/17-09/01/34	11,170	11,736,569
6.501%	TBA	5,500	5,766,409
7.00%	08/01/11-07/01/32	3,526	3,744,801
7.50%	05/01/12-05/01/32	2,933	3,126,286
Government National Mortgage Association,
5.50%	08/15/33-03/15/34	$3,240	$3,311,863
6.00%	04/15/33-06/20/34	6,216	6,443,523
6.50%	10/15/23-08/15/32	14,234	15,024,213
7.00%	09/15/31	525	558,417
8.00%	01/15/24-04/15/25	485	529,028

			385,201,607

TOTAL LONG-TERM BONDS (cost $1,023,726,580)			1,042,461,473

TOTAL LONG-TERM INVESTMENTS (cost $2,649,485,454)			2,759,344,277

SHORT-TERM INVESTMENTS — 24.6%
Corporate Bonds — 1.8%
EL Sevier Finance(i)
2.38%	02/01/05	20,000	19,959,011
2.40%	02/04/05	22,500	22,449,000
2.48%	01/24/05	10,000	9,984,156

TOTAL CORPORATE BONDS (cost $ 52,392,167; Note 4)			52,392,167

U.S. Government & Agency Obligations — 0.2%
United States Treasury Bills
2.17%	03/17/05(c)(g)	6,500	6,470,682

Mutual Fund — 22.6%
Dryden Core Investment Fund — Taxable Money Market Series(i)		654,339,298	654,339,298

TOTAL SHORT-TERM INVESTMENTS (cost $713,202,147)			713,202,147

TOTAL INVESTMENTS — 120.0% (cost $3,362,687,601; Note 6)			3,472,546,424
VARIATION MARGIN ON OPEN FUTURES CONTRACTS, NET(l)			(136,872)
LIABILITIES IN EXCESS OF OTHER ASSETS — (20.0)%			(578,846,496)

TOTAL NET ASSETS — 100%			$2,893,563,056

The following abbreviations are used in portfolio descriptions:

G.O.	General Obligation
I/O	Interest Only
LP	Limited Partnership
M.T.N.	Medium Term Note
NR	Not Rated
TBA	Securities purchased on a forward commitment basis

(a)	Non-Income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

B13

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

(b)	Portion of securities on loan with an aggregate market value of $454,023,289; cash collateral of $469,946,326 was received with which the portfolio purchased securities.

(c)	Security segregated as collateral for futures contracts.

(d)	Standard & Poor’s rating.

(e)	Indicates a fair valued security.

(f)	Increase/decrease in rate variable upon increase/decrease in Moody’s or Standard & Poor’s rating.

(g)	Rate quoted represents yield-to-Maturity as of purchase date.

(h)	Indicates variable rate security.

(i)	Represents security, or a portion thereof, purchased with cash collateral for securities on loan.

(j)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers, unless otherwise noted 144A securities are deemed to be liquid.

(k)	Indicates a security that has been deemed illiquid. The aggregate cost of illiquid security of $7,705,992. The aggregate value, $8,335,705 represents 0.3% of the net assets.

(l)	Open futures contracts as of December 31, 2004 were as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2004	Unrealized Appreciation/ (Depreciation)
Long Positions:
87	Eurodollar Futures	Sep. 05	$20,998,790	$21,012,675	$13,885
120	S&P 500 Index	Mar. 05	36,115,550	36,411,000	295,450
134	S&P 500 Index	Mar. 05	39,570,200	40,658,950	1,088,750
160	U.S. Treasury 5Yr Notes	Mar. 05	17,419,371	17,525,000	105,629

					1,503,714

Short Positions:
148	U.S. Treasury 10Yr Notes	Mar. 05	16,524,135	16,566,750	(42,615)
58	U.S. Treasury Bonds	Mar. 05	6,536,278	6,525,000	11,278
147	U.S. Treasury 2Yr Notes	Mar. 05	30,853,627	30,810,281	43,346

					12,009

					$1,515,723

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Mutual Fund	22.6%
Mortgage Backed Securities	13.3
Drugs & Medical Supplies	6.5
U.S. Government & Agency Obligations	6.2
Financial Services	5.6
Banks & Savings & Loans	5.6
Computer Services	4.3
Retail	3.7
Oil & Gas	3.2
Commercial Mortgage Backed Securities	3.0
Food & Beverage	2.9
Telecommunications	2.8
Insurance	2.7
Media	2.3
Diversified Operations	2.2
Electronics	2.2
Corporate Bonds	1.8
Technology	1.6
Utilities — Electric & Gas	1.6
Aerospace	1.4
Telecommunications — Wirelines	1.4
Cosmetics & Soaps	1.3

Chemicals	1.1
Utilities	1.1
Asset Backed Securities	1.0
Computers	0.8
Diversified Consumer Products	0.8
Hospitals/Hospital Management	0.8
Leisure	0.8
Real Estate Investment Trust	0.7
Trucking/Shipping	0.7
Automobiles	0.6
Manufacturing	0.6
Autos — Cars & Trucks	0.5
Independent Energy	0.5
Machinery	0.5
Miscellaneous Basic Industry	0.5
Oil & Gas Exploration & Production	0.5
Oil & Gas Services	0.5
Restaurants	0.5
Brokerage	0.4
Collateralized Mortgage Obligations	0.4
Housing Related	0.4
Internet Services	0.4
Miscellaneous — Consumer Growth/Staple	0.4
Railroads	0.4
Sovereign	0.4
Airlines	0.3

SEE NOTES TO FINANCIAL STATEMENTS.

B14

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Apparel	0.3
Household Products & Personal Care	0.3
Lodging	0.3
Business Services	0.2
Cable & Pay Television Systems	0.2
Construction	0.2
Consumer Services	0.2
Diversified Manufacturing	0.2
Diversified Office Equipment	0.2
Entertainment	0.2
Forest Products	0.2
Gas Pipelines	0.2
Healthcare	0.2
Instrument — Controls	0.2
Integrated Energy	0.2
Municipals	0.2
Oil Field Services	0.2
Paper	0.2
Supermarkets	0.2
Telecommunications — Wireless	0.2
Building Materials	0.1
Consumer Products	0.1
Containers	0.1
Education	0.1
Gas Distribution	0.1
Home Construction	0.1
Metals	0.1
Metals — Ferrous	0.1
Metals — Non Ferrous	0.1
Mineral Resources	0.1
Motorcycles	0.1
Pharmaceuticals	0.1
Pipelines	0.1
Precious Metals	0.1
Tobacco	0.1
Toys	0.1
Transportation Services	0.1
Waste Management	0.1
Foreign Local Government Bonds	0.1
Commercial Services	0.0
Environmental	0.0
Gaming	0.0
Refining	0.0
Rubber	0.0
Textiles	0.0
Travel Services	0.0

120.0
Liabilities in excess of other assets	(20.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B15

DIVERSIFIED BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 98.8% LONG-TERM BONDS	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Aerospace/Defense — 0.3%
L-3 Communications Corp.	Ba3	6.125%	01/15/14	$1,385	$1,426,550
Raytheon Co.	Baa3	4.50%	11/15/07	335	342,748
Raytheon Co.(a)	Baa3	6.55%	03/15/10	1,175	1,292,951
Raytheon Co.	Baa3	8.30%	03/01/10	725	859,120

					3,921,369

Airlines — 0.7%
Continental Airlines, Inc., Series 2000-1, Class A-1(a)	Baa3	8.048%	11/01/20	3,789	3,838,327
Continental Airlines, Inc., Series RJ04, Class B(a)	Ba2	9.558%	09/01/19	2,165	2,180,828
Southwest Airlines Co.(a)	Baa1	5.25%	10/01/14	2,550	2,559,369

					8,578,524

Asset Backed Securities — 2.9%
American Express Credit Account Master Trust, Series 2004-C, Class C(f)	Baa2	2.902%	02/15/12	2,450	2,453,589
Bank One Issuance Trust, Series 2003-C1, Class C1	Baa2	4.54%	09/15/10	2,980	3,024,066
Citibank Credit Card Master Trust, Series 1996-3	Aaa	6.10%	05/15/08	8,400	8,717,441
CS First Boston Mortgage Securities Corp., Series 2000-HE1, Class B(f)	Baa3	4.753%	12/15/30	2,750	2,756,002
Equity One ABS, Inc., Series 2004-3, Class M1	Aa2	5.70%	07/25/34	2,100	2,133,320
MBNA Master Credit Card Trust, Series 1999-J, Class A	Aaa	7.00%	02/15/12	14,300	16,107,560
Residential Asset Mortgage Products, Inc., Series 2004-RS12, Class MII2(f)	Aa3	3.217%	12/25/34	2,100	2,100,000

					37,291,978

Automotive — 2.0%
Auburn Hills Trust, Inc.	A3	12.375%	05/01/20	1,900	2,980,085
Daimlerchrysler North America Holding Corp.	A3	8.50%	01/18/31	1,580	1,974,134
Equus Cayman Finance, Ltd., (Cayman Islands), 144A(g)	Baa3	5.50%	09/12/08	830	860,498
Ford Motor Credit Co.	A3	6.875%	02/01/06	555	571,761
Ford Motor Credit Co.(a)	A3	7.00%	10/01/13	5,305	5,624,000
Ford Motor Credit Co.(a)	A3	7.75%	03/15/05	3,500	3,532,855
General Motors Acceptance Corp.	Baa1	6.15%	04/05/07	3,710	3,812,663
General Motors Acceptance Corp.	Baa1	6.75%	12/01/14	770	771,053
Hyundai Motor Manufacturing LLC, 144A(g)	Baa3	5.30%	12/19/08	1,820	1,875,039
Lear Corp.(a)	Baa3	7.96%	05/15/05	3,040	3,088,546

					25,090,634

Banking — 3.4%
Cho Hung Bank, (South Korea), 144A(f)(g)	Baa2	11.50%	04/01/10	1,335	1,362,741
Cho Hung Bank, (South Korea), 144A(f)(g)	Baa2	11.875%	04/01/10	1,190	1,215,585
Citigroup, Inc.(a)	Aa2	6.625%	06/15/32	980	1,097,609
Hanvit Bank, (South Korea), 144A(f)(g)	Baa2	12.75%	03/01/10	100	101,530
HSBC Bank USA	Aa3	5.875%	11/01/34	2,550	2,582,125
HSBC Holdings PLC, (United Kingdom)	Aa3	5.25%	12/12/12	3,100	3,213,665
JP Morgan Chase & Co.	A1	6.75%	02/01/11	1,260	1,415,493
Kasikornbank Public Co., Ltd., (Thailand), 144A(g)	Baa2	8.25%	08/21/16	1,710	2,064,317
Kazkommerts International BV, (Netherlands), 144A(a)(g)	Baa2	7.875%	04/07/14	4,150	4,150,000
KBC Bank Funding Trust III, 144A(f)(g)	A2	9.86%	11/29/49	5,000	6,134,340
Mizuho Financial Group, (Cayman Islands), 144A(g)	A2	5.79%	04/15/14	1,880	1,974,750
PNC Funding Corp.	A3	7.50%	11/01/09	1,090	1,241,294
Rabobank Capital Funding Trust III, 144A(f)(g)	Aa2	5.254%	12/29/49	1,225	1,218,342
Santander Central Hispano Issuances, (Cayman Islands)(d)	A1	7.625%	09/14/10	1,200	1,398,476
Washington Mutual, Inc.	A3	7.50%	08/15/06	10,000	10,623,480
Wells Fargo & Co.	Aa2	5.125%	09/15/16	3,800	3,817,575

					43,611,322

SEE NOTES TO FINANCIAL STATEMENTS.

B16

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Brokerage — 1.1%
Goldman Sachs Group, Inc.	A1	6.345%	02/15/34	$5,180	$5,393,955
Lehman Brothers Holdings, Inc.	A1	6.625%	02/05/06	3,685	3,817,137
Merrill Lynch & Co., Inc.	Aa3	5.00%	01/15/15	4,475	4,457,462

					13,668,554

Building Materials & Construction — 1.4%
American Standard, Inc.	Baa3	7.625%	02/15/10	3,800	4,344,456
D.R. Horton, Inc.(a)	Ba1	5.625%	09/15/14	5,335	5,321,663
RPM International, Inc.	Baa3	6.25%	12/15/13	1,690	1,757,938
RPM International, Inc., 144A(g)	Baa3	4.45%	10/15/09	5,150	5,049,776
Ryland Group, Inc.	Baa3	5.375%	06/01/08	1,900	1,976,000

					18,449,833

Cable — 0.7%
Comcast Cable Communications, Inc.	Baa3	6.375%	01/30/06	650	671,412
Comcast Corp., Class A	Baa3	7.05%	03/15/33	255	291,778
CSC Holdings, Inc.	B1	7.875%	12/15/07	3,800	4,075,500
Rogers Cablesystems, Inc., (Canada)	Ba3	10.00%	03/15/05	3,500	3,548,125
TCI Communications, Inc.	Baa3	7.875%	02/15/26	750	921,019

					9,507,834

Capital Goods — 2.6%
Briggs & Stratton Corp.	Ba1	8.875%	03/15/11	3,905	4,695,762
FedEx Corp.(f)	Baa2	2.286%	04/01/05	3,800	3,801,980
FedEx Corp.	Baa2	2.65%	04/01/07	7,550	7,394,674
Rockwell Automation, Inc.	A3	5.20%	01/15/98	6,500	5,627,388
Roper Industries Bank Loan	B1	3.72%	12/13/09	3,000	3,009,375
Tyco International Group SA, (Luxembourg)	Baa3	6.00%	11/15/13	200	217,892
Tyco International Group SA, (Luxembourg)	Baa3	6.75%	02/15/11	805	902,235
United Technologies Corp.	A2	7.125%	11/15/10	575	660,543
Waste Management, Inc.	Baa3	7.125%	10/01/07	1,550	1,683,450
Waste Management, Inc.	Baa3	7.65%	03/15/11	2,100	2,400,407
Waste Management, Inc.	Baa3	7.75%	05/15/32	2,500	3,096,020

					33,489,726

Chemicals — 1.9%
Dow Chemical Co.	A3	5.97%	01/15/09	1,490	1,597,539
Dow Chemical Co.	A3	6.125%	02/01/11	4,100	4,490,788
Dow Chemical Co.	A3	9.00%	04/01/21	1,000	1,339,900
Eastman Chemicals Co.(a)	Baa2	7.00%	04/15/12	775	883,278
Hercules, Inc.	Ba3	6.75%	10/15/29	2,125	2,194,062
ICI Wilmington, Inc.	Baa3	4.375%	12/01/08	2,040	2,051,514
ICI Wilmington, Inc.	Baa3	5.625%	12/01/13	2,930	3,034,577
IMC Global, Inc., (cost $2,032,968; purchased 5/25/04)(a)(h)	B2	6.875%	07/15/07	2,000	2,080,000
Lubrizol Corp.	Baa3	4.625%	10/01/09	5,600	5,591,359
Lubrizol Corp.	Baa3	5.875%	12/01/08	550	577,857

					23,840,874

Collateralized Mortgage Obligations — 1.6%
Countrywide Alternative Loan Trust, Series 2004-18CB, Class 3A1	Aaa	5.25%	09/25/19	4,518	4,523,298
Master Alternative Loans Trust, Series 2004-4, Class 4A1	Aaa	5.00%	04/25/19	3,648	3,696,578
Structured Adjustable Rate Mortgage Loan, Series 2004-1, Class 4A3(f)	Aaa	4.17%	02/25/34	9,733	9,769,124
Washington Mutual, Series 2002-AR15, Class A5(f)	Aaa	4.38%	12/25/32	3,005	3,020,947

					21,009,947

Commercial Mortgage Backed Securities — 6.7%
Bear Stearns Commercial Mortgage Securities, Inc., Series 2003-T10, Class X2(f)	AAA(e)	1.269%	03/13/40	43,638	2,351,848
Chase Commercial Mortgage Securities Corp., Series 1997-1, Class A2	AAA(e)	7.37%	06/19/29	3,787	3,998,823
GMAC Commercial Mortgage Securities, Inc., Series 2002-C3, Class A2	Aaa	4.93%	07/10/39	8,500	8,688,492

SEE NOTES TO FINANCIAL STATEMENTS.

B17

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Commercial Mortgage Backed Securities (cont’d.)
Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A4	Aaa	4.111%	07/05/35	$12,700	$12,254,987
Greenwich Capital Commercial Funding Corp., Series 2003-C2, Class A3	Aaa	4.533%	01/05/36	4,750	4,783,576
JP Morgan Chase Commercial Mortgage Securities, Series 2003-ML 1A, Class A2	Aaa	4.767%	03/12/39	4,969	5,003,400
LB-UBS Commercial Mortgage Trust, Series 2003-C8, Class A3	Aaa	4.83%	11/15/27	3,375	3,441,552
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class A6(f)	Aaa	4.799%	12/15/29	4,200	4,198,302
Morgan Stanley Capital I, Inc., Series 2004-IQ7, Class A4(f)	AAA(e)	5.434%	06/15/38	12,000	12,598,613
Morgan Stanley Dean Witter Capital I, Series 2000-PRIN, Class A3	Aaa	7.36%	02/23/34	2,530	2,747,771
PNC Mortgage Acceptance Corp., Series 1999-CM1, Class A1B	AAA(e)	7.33%	12/10/32	4,800	5,425,352
PNC Mortgage Acceptance Corp., Series 2001-C1, Class A1	Aaa	5.91%	03/12/34	5,945	6,248,368
Wachovia Bank Commercial Mortgage Trust, Series 2002-C2, Class A4	Aaa	4.98%	11/15/34	2,500	2,557,661
Wachovia Bank Commercial Mortgage Trust, Series 2003-C3, Class A2	AAA(e)	4.867%	02/15/35	7,330	7,420,250
Wachovia Bank Commercial Mortgage Trust, Series 2003-C9, Class A3	AAA(e)	4.608%	12/15/35	4,750	4,799,447

					86,518,442

Consumer Services — 0.2%
Propex Fabrics, Inc., 144A(g)	Caa1	10.00%	12/01/12	2,000	2,075,000

Electric — 5.9%
CenterPoint Energy Houston Electric LLC	Baa2	5.70%	03/15/13	2,950	3,126,463
Commonwealth Edison Co.	Baa1	7.625%	01/15/07	7,525	8,114,682
Consumers Energy Co.	Baa3	5.375%	04/15/13	1,000	1,034,195
Consumers Energy Co.	Baa3	6.25%	09/15/06	2,300	2,401,336
Consumers Energy Co., 144A(g)	Baa3	5.00%	02/15/12	1,000	1,017,968
Dominion Resources, Inc.	Baa1	2.80%	02/15/05	5,000	5,001,731
Duke Capital LLC	Baa3	4.331%	11/16/06	650	658,154
Empresa Nacional de Electricidad SA, (Chile)(a)	Ba2	8.35%	08/01/13	625	724,226
Energy East Corp.	Baa2	6.75%	06/15/12	750	840,765
Energy East Corp.	Baa2	6.75%	09/15/33	1,150	1,288,799
Enersis SA, (Chile)	Ba2	7.375%	01/15/14	3,700	4,032,534
FirstEnergy Corp.	Baa3	5.50%	11/15/06	1,700	1,754,958
FirstEnergy Corp.	Baa3	6.45%	11/15/11	3,030	3,292,004
FirstEnergy Corp.	Baa3	7.375%	11/15/31	1,125	1,284,732
Korea East-West Power Co., Ltd., (South Korea), 144A(g)	A3	4.875%	04/21/11	1,700	1,714,088
MidAmerican Energy Holdings Co.	Baa3	7.23%	09/15/05	5,000	5,142,110
Midland Funding II, Series B (cost $4,369,591; purchased 8/4/03)(h)	Ba3	13.25%	07/23/06	4,000	4,412,380
NISource Finance Corp.	Baa3	7.875%	11/15/10	3,000	3,526,737
Northern States Power Co.	A2	8.00%	08/28/12	2,800	3,412,427
Oncor Electric Delivery Co.	Baa2	7.00%	09/01/22	300	342,154
Pacific Gas & Electric Co.	Baa2	6.05%	03/01/34	4,695	4,876,302
Southern California Edison Co.	Baa1	6.375%	01/15/06	1,250	1,289,233
Southern California Edison Co.	Baa1	7.625%	01/15/10	1,100	1,265,652
Southern California Edison Co.	A3	8.00%	02/15/07	3,823	4,163,174
Texas Genco LLC, 144A(a)(g)	B1	6.875%	12/15/14	2,725	2,816,969
TXU Corp.(a)	Ba1	4.446%	11/16/06	100	101,004
TXU Corp., 144A(g)	Ba1	6.50%	11/15/24	3,400	3,405,675
Westar Energy, Inc.	Ba1	6.00%	07/01/14	1,250	1,343,815
Xcel Energy, Inc.	Baa1	3.40%	07/01/08	1,330	1,303,952
Xcel Energy, Inc.	Baa1	7.00%	12/01/10	1,850	2,085,375

					75,773,594

Energy – Integrated — 1.4%
Conoco Funding Co., (Canada)	A3	6.35%	10/15/11	2,480	2,768,119
ConocoPhillips	A3	6.375%	03/30/09	3,075	3,359,090
Marathon Oil Corp.	Baa1	6.80%	03/15/32	1,800	2,017,870
Petronas Capital, Ltd., (Malaysia), 144A(g)	A2	7.00%	05/22/12	7,300	8,362,362
Tosco Corp.	A3	7.25%	01/01/07	1,500	1,600,158

					18,107,599

SEE NOTES TO FINANCIAL STATEMENTS.

B18

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Energy – Other — 1.5%
B.J. Services Co.	Baa2	7.00%	02/01/06	$5,000	$5,164,945
Burlington Resources Finance, (Canada)	Baa1	6.50%	12/01/11	510	570,940
Canadian Natural Resources Ltd., (Canada)	Baa1	4.90%	12/01/14	1,000	994,762
Chesapeake Energy Corp.	Ba3	8.125%	04/01/11	1	773
Devon Financing Corp.	Baa2	6.875%	09/30/11	820	928,697
EnCana Corp., (Canada)	Baa2	6.50%	08/15/34	465	510,478
Halliburton Co.	Baa2	5.50%	10/15/10	625	658,299
Occidental Petroleum	Baa1	4.25%	03/15/10	3,250	3,254,579
Ocean Energy, Inc.	Baa3	7.25%	10/01/11	500	569,863
Parker & Parsley Petroleum Co.	Baa3	8.875%	04/15/05	4,995	5,071,803
Pioneer Natural Resources Co.	Baa3	5.875%	07/15/16	1,310	1,368,573
Transocean, Inc., (Cayman Islands)	Baa2	7.50%	04/15/31	255	313,869
Valero Energy Corp.	Baa3	7.50%	04/15/32	200	241,236

					19,648,817

Foods — 2.0%
Albertson’s, Inc.	Baa2	8.00%	05/01/31	1,905	2,379,006
Cadbury Schweppes US Finance, 144A(g)	Baa2	3.875%	10/01/08	2,600	2,590,889
ConAgra Foods, Inc.	Baa1	6.00%	09/15/06	1,600	1,665,920
Kraft Foods, Inc.	A3	5.25%	06/01/07	650	673,320
Kraft Foods, Inc.	A3	5.625%	11/01/11	2,630	2,785,018
Kraft Foods, Inc.	A3	6.25%	06/01/12	1,425	1,564,315
Miller Brewing Co., 144A(g)	Baa1	5.50%	08/15/13	1,215	1,269,974
Safeway, Inc.(a)	Baa2	4.95%	08/16/10	3,850	3,919,142
The Kroger Co.	Baa2	6.75%	04/15/12	1,375	1,552,462
Tricon Global Restaurants, Inc.	Baa3	8.875%	04/15/11	3,415	4,219,297
Tyson Foods, Inc.	Baa3	6.625%	10/17/05	1,025	1,049,015
Tyson Foods, Inc.	Baa3	7.25%	10/01/06	1,250	1,325,267

					24,993,625

Gaming — 1.0%
Harrah’s Operating Co., Inc.	Ba1	7.875%	12/15/05	5,375	5,590,000
MGM Mirage, Inc.	Ba1	6.00%	10/01/09	3,900	3,997,500
Park Place Entertainment Corp.	Ba2	7.875%	12/15/05	2,450	2,541,875

					12,129,375

Health Care & Pharmaceutical — 1.8%
Bristol-Myers Squibb Co.	A1	5.75%	10/01/11	1,025	1,097,751
HCA, Inc.(a)	Ba2	6.375%	01/15/15	2,750	2,761,135
HCA, Inc.	Ba2	7.125%	06/01/06	7,000	7,265,972
Magellan Health Services, Inc.	B3	9.375%	11/15/08	1,300	1,415,375
Merck & Co., Inc.	Aa2	5.95%	12/01/28	255	263,927
Pharmacia Corp.	Aaa	6.50%	12/01/18	1,015	1,153,045
Quest Diagnostics, Inc.(a)	Baa2	6.75%	07/12/06	5,775	6,056,156
WellPoint, Inc., 144A(g)	Baa1	5.00%	12/15/14	1,310	1,305,876
WellPoint, Inc., 144A(g)	Baa1	5.95%	12/15/34	1,000	1,009,736
Wyeth(b)	Baa1	5.25%	03/15/13	1,250	1,299,154

					23,628,127

Insurance — 0.5%
Everest Reinsurance Holdings	A3	5.40%	10/15/14	1,900	1,905,198
Hartford Financial Services Group, Inc.	A3	2.375%	06/01/06	1,400	1,374,407
Hartford Financial Services Group, Inc.	A3	4.75%	03/01/14	890	867,214
Marsh & McLennan Cos., Inc.	Baa2	5.375%	07/15/14	2,115	2,066,490
XL Capital Ltd., Class A (Cayman Islands)	A2	5.25%	09/15/14	140	140,301

					6,353,610

Lodging — 1.0%
Carnival Corp., (Panama)	A3	3.75%	11/15/07	3,600	3,604,241
Carnival PLC, (United Kingdom)	A3	7.30%	06/01/07	825	889,835

SEE NOTES TO FINANCIAL STATEMENTS.

B19

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Lodging (cont’d.)
Hilton Hotels Corp.	Baa3	7.625%	12/01/12	$1,000	$1,169,424
Host Marriott LP	Ba3	8.375%	02/15/06	2,000	2,090,000
Host Marriott LP, 144A(g)	Ba3	7.00%	08/15/12	1,900	2,009,250
Starwood Hotels & Resorts Worldwide, Inc.	Ba1	7.375%	05/01/07	3,000	3,198,750

					12,961,500

Media & Entertainment — 1.7%
Chancellor Media Corp.	Baa3	8.00%	11/01/08	4,720	5,299,545
Clear Channel Communications, Inc.	Baa3	4.40%	05/15/11	700	679,654
News America, Inc., 144A(a)(g)	Baa3	5.30%	12/15/14	6,230	6,303,508
Thomson Corp., (Canada)	A3	5.75%	02/01/08	2,750	2,896,195
Time Warner, Inc.	Baa1	5.625%	05/01/05	500	504,605
Time Warner, Inc.(a)	Baa1	6.875%	05/01/12	3,000	3,416,568
Time Warner, Inc.	Baa1	7.70%	05/01/32	950	1,161,962
Viacom, Inc., Class B	A3	7.625%	01/15/16	1,000	1,204,980

					21,467,017

Metals — 0.3%
Alcan, Inc., (Canada)	Baa1	5.20%	01/15/14	2,400	2,462,539
Alcan, Inc., (Canada)	Baa1	6.125%	12/15/33	1,820	1,926,265

					4,388,804

Non Captive Finance — 0.8%
Capital One Bank	Baa2	6.875%	02/01/06	4,250	4,408,865
CIT Group, Inc.	A2	5.50%	11/30/07	235	246,003
General Electric Capital Corp.	Aaa	4.75%	09/15/14	1,760	1,754,322
Household Finance Corp.(b)	A1	4.625%	01/15/08	740	757,709
HSBC Finance Corp.	A1	6.75%	05/15/11	550	617,222
International Lease Finance Corp.	A1	2.95%	05/23/06	1,940	1,922,265

					9,706,386

Non-Corporate Foreign Agency — 0.6%
Pemex Project Funding Master Trust, (Mexico)	Baa1	8.85%	09/15/07	4,450	4,999,575
Pemex Project Funding Master Trust, (Mexico), 144A(g)	Baa1	9.50%	09/15/27	2,000	2,520,000

					7,519,575

Packaging — 0.7%
Crown Cork & Seal Finance PLC, (United Kingdom)	B3	7.00%	12/15/06	3,500	3,675,000
Pactiv Corp.	Baa2	7.20%	12/15/05	2,450	2,531,945
Pactiv Corp.	Baa2	8.125%	06/15/17	2,360	2,946,644

					9,153,589

Paper — 0.3%
Georgia-Pacific Corp.	Ba3	8.875%	05/15/31	2,200	2,750,000
International Paper Co.(a)	Baa2	5.25%	04/01/16	585	583,967
Weyerhaeuser Co.	Baa2	7.375%	03/15/32	800	948,677

					4,282,644

Pipelines & Other — 2.3%
Atmos Energy Corp.	Baa3	4.00%	10/15/09	5,300	5,239,140
Aventine Renewable Energy, 144A(f)(g)	B3	8.501%	12/15/11	2,400	2,424,000
Duke Energy Field Services	Baa2	7.50%	08/16/05	12,000	12,317,052
Enterprise Products Operating LP, 144A(g)	Baa3	4.00%	10/15/07	4,000	3,990,236
Enterprise Products Operating LP, 144A(g)	Baa3	5.60%	10/15/14	2,100	2,118,627
Gazprom OAO, (Germany)	BB-(e)	10.50%	10/21/09	1,685	2,003,971
Magellan Midstream Partners LP	Ba1	5.65%	10/15/16	1,870	1,890,667

					29,983,693

SEE NOTES TO FINANCIAL STATEMENTS.

B20

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Real Estate Investment Trusts — 0.6%
Equity One, Inc.	Baa3	3.875%	04/15/09	$1,450	$1,407,112
ERP Operating LP(d)	Baa1	6.63%	04/13/15	3,900	3,939,659
iStar Financial, Inc.(a)	Baa3	5.125%	04/01/11	2,225	2,248,732

					7,595,503

Retailers — 0.7%
JC Penney Co., Inc.	Ba2	7.375%	08/15/08	2,000	2,195,000
May Department Stores Co.	Baa2	8.50%	06/01/19	550	676,673
Target Corp.	A2	6.35%	01/15/11	1,400	1,560,668
The Gap, Inc.	Ba1	6.90%	09/15/07	4,675	5,025,625

					9,457,966

Structured Notes — 1.2%
DJ CDX NA HY, 144A(a)(g)	Ba3	6.375%	12/29/09	3,750	3,839,062
DJ CDX NA HY, 144A(a)(g)	B3	7.75%	12/29/09	6,000	6,168,750
DJ CDX NA HY3, 144A(a)(g)	B3	8.00%	12/29/09	1,500	1,538,438
Preferred Term Securities X, Class A-1 (cost $3,900,000; purchased 6/16/03), 144A(f)(g)(h)	Aaa	2.67%	07/03/33	3,900	3,904,875

					15,451,125

Technology — 1.9%
Certegy, Inc.	Baa2	4.75%	09/15/08	1,900	1,943,689
Computer Associates International, Inc., (cost $2,023,793; purchased 5/29/03)(h)	Ba1	6.375%	04/15/05	2,005	2,023,382
Computer Sciences Corp.	A3	6.75%	06/15/06	495	518,291
Equifax, Inc.	Baa1	4.95%	11/01/07	1,340	1,385,959
Hewlett-Packard Co.	A3	7.15%	06/15/05	400	407,613
International Business Machines Corp.	A1	8.375%	11/01/19	575	753,468
Jabil Circuit, Inc.(a)	Baa3	5.875%	07/15/10	2,000	2,105,244
Motorola, Inc.	Baa3	4.608%	11/16/07	2,870	2,926,648
Motorola, Inc.	Baa3	7.625%	11/15/10	915	1,061,366
Sun Microsystems, Inc.	Baa3	7.50%	08/15/06	5,835	6,168,062
SunGard Data Systems, Inc.	Baa2	3.75%	01/15/09	1,100	1,068,348
SunGard Data Systems, Inc.	Baa2	4.875%	01/15/14	2,350	2,283,972
Unisys Corp.	Ba1	8.125%	06/01/06	1,650	1,736,625

					24,382,667

Telecommunications — 7.3%
America Movil SA de CV, (Mexico), 144A(g)	Baa1	5.75%	01/15/15	1,000	997,719
AT&T Wireless Services, Inc.	Baa2	8.125%	05/01/12	1,815	2,194,052
AT&T Wireless Services, Inc.	Baa2	8.75%	03/01/31	2,375	3,202,243
BellSouth Corp.	A2	4.20%	09/15/09	6,025	6,040,737
BellSouth Corp.(a)	A2	6.55%	06/15/34	2,950	3,214,453
British Telecommunications PLC, (United Kingdom)(b)	Baa1	8.875%	12/15/30	3,085	4,130,880
CenturyTel, Inc.	Baa2	6.55%	12/01/05	4,000	4,113,292
Citizens Communications Co., (cost $1,594,221; purchased 3/23/04)(h)	Ba3	7.60%	06/01/06	1,510	1,596,825
Deutsche Telekom International Finance BV, (Netherlands)(b)	Baa1	8.25%	06/15/05	1,425	1,458,208
Deutsche Telekom International Finance BV, (Netherlands)(b)	Baa1	8.75%	06/15/30	865	1,142,196
Deutsche Telekom International Finance BV, (Netherlands)(b)	Baa1	9.25%	06/01/32	970	1,380,394
LCI International, Inc., (cost $6,720,556; purchased 7/21/98-1/24/00)(h)	NR	7.25%	06/15/07	6,675	6,491,437
SBC Communications, Inc.(a)	A2	4.125%	09/15/09	4,150	4,142,426
SBC Communications, Inc.	A2	5.10%	09/15/14	1,000	1,009,294
SBC Communications, Inc.	A2	6.45%	06/15/34	905	969,587
Sprint Capital Corp.	Baa3	4.78%	08/17/06	6,665	6,792,741
Sprint Capital Corp.	Baa3	6.90%	05/01/19	2,800	3,132,332
Sprint Capital Corp.	Baa3	8.75%	03/15/32	2,215	2,951,065
Telecom de Puerto Rico, (Puerto Rico)	Baa1	6.65%	05/15/06	6,800	7,052,096
Telecom de Puerto Rico, (Puerto Rico)	Baa1	6.80%	05/15/09	4,365	4,646,796
Telecom Italia Capital, (Luxembourg), 144A(g)	Baa2	4.95%	09/30/14	2,200	2,155,426

SEE NOTES TO FINANCIAL STATEMENTS.

B21

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Telecommunications (cont’d.)
Telecom Italia Capital, (Luxembourg), 144A(g)	Baa2	6.00%	09/30/34	$4,380	$4,282,129
TeleCorp PCS, Inc., Class A	Baa2	10.625%	07/15/10	5,940	6,474,077
TELUS Corp., (Canada)	Baa3	7.50%	06/01/07	6,250	6,790,625
TELUS Corp., (Canada)	Baa3	8.00%	06/01/11	150	177,762
Verizon New York, Inc.(a)	Baa2	7.375%	04/01/32	805	923,381
Verizon Wireless Capital, Inc.	A3	5.375%	12/15/06	5,900	6,111,250

					93,573,423

Tobacco — 0.2%
Altria Group, Inc.	Baa2	7.00%	07/15/05	1,750	1,777,104
Altria Group, Inc.(a)	Baa2	7.65%	07/01/08	1,100	1,209,927

					2,987,031

Foreign Government Bonds — 6.1%
Federal Republic of Brazil, (Brazil)(a)	B2	8.00%	04/15/14	3,398	3,478,971
Federal Republic of Brazil, (Brazil)	B1	9.25%	10/22/10	5,325	5,953,350
Federal Republic of Brazil, (Brazil)	B1	11.25%	07/26/07	565	649,750
Government of New Zealand, (New Zealand)	Aaa	7.00%	07/15/09	NZD22,465	16,846,243
Queensland Treasury Corp., (Australia)	Aaa	6.50%	06/14/05	AUD15,940	12,564,090
Republic of Colombia, (Colombia)	Ba2	10.00%	01/23/12	$2,780	3,210,900
Republic of Peru, (Peru)	Ba3	4.50%	03/07/17	750	701,250
Republic of Peru, (Peru)	Ba3	9.875%	02/06/15	1,635	2,002,875
Republic of Philippines, (Philippines)(a)	Ba2	9.875%	03/16/10	530	576,375
Republic of Philippines, (Philippines)(a)	Ba2	10.625%	03/16/25	2,215	2,364,513
Republic of Turkey, (Turkey)	B1	11.75%	06/15/10	2,270	2,848,850
Republic of Uruguay, (Uruguay)	B3	7.25%	02/15/11	1,310	1,296,900
Russian Federation, (Russia), 144A(g)	Baa3	5.00%	03/31/30	1,260	1,297,800
United Mexican States, (Mexico)	Baa1	8.00%	12/23/10	MXP154,380	12,975,565
United Mexican States, (Mexico)	Baa2	8.125%	12/30/19	$1,395	1,637,032
United Mexican States, (Mexico)(a)	Baa2	8.375%	01/14/11	8,000	9,396,000

					77,800,464

U.S. Government & Agency Obligations — 0.6%
Federal Farm Credit Bank		4.15%	05/15/13	1,600	1,567,208
Federal Home Loan Mortgage Corp.		4.875%	11/15/13	515	529,586
Federal National Mortgage Association		6.625%	11/15/30	170	202,583
United States Treasury Bonds(a)		5.375%	02/15/31	4,850	5,244,441

					7,543,818

U.S. Government Mortgage Backed Securities — 32.9%
Federal Home Loan Mortgage Corp.		4.50%	11/01/18-06/01/19	22,723	22,669,488
Federal Home Loan Mortgage Corp.		5.00%	01/01/19-10/01/33	8,336	8,414,256
Federal Home Loan Mortgage Corp.		5.00%	TBA	6,000	6,090,000
Federal Home Loan Mortgage Corp.		5.50%	10/01/33-06/01/34	8,752	8,922,639
Federal Home Loan Mortgage Corp.		6.00%	11/01/33-06/01/34	10,141	10,480,623
Federal Home Loan Mortgage Corp.		6.00%	TBA	4,500	4,647,654
Federal Home Loan Mortgage Corp.		6.50%	07/01/32-09/01/32	5,511	5,787,126
Federal Home Loan Mortgage Corp.		7.00%	10/01/32-11/01/33	13,677	14,495,888
Federal National Mortgage Association		4.00%	05/01/19-06/01/19	10,549	10,296,050
Federal National Mortgage Association		4.50%	06/01/18-08/01/33	41,148	40,788,482
Federal National Mortgage Association		5.00%	01/01/19-04/01/34	66,557	66,401,510
Federal National Mortgage Association		5.00%	TBA	15,500	15,374,063
Federal National Mortgage Association		5.50%	12/01/16-02/01/34	106,863	108,878,673
Federal National Mortgage Association		6.00%	09/01/17-03/01/34	15,723	16,328,605
Federal National Mortgage Association		6.00%	TBA	14,000	14,472,500
Federal National Mortgage Association		6.50%	11/01/09-11/01/33	18,357	19,311,625
Federal National Mortgage Association		6.50%	TBA	500	524,219
Federal National Mortgage Association		7.00%	03/01/32-06/01/32	2,605	2,761,619
Federal National Mortgage Association		9.00%	10/01/16-09/01/21	63	66,965

SEE NOTES TO FINANCIAL STATEMENTS.

B22

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM BONDS (Continued)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
U.S. Government Mortgage Backed Securities (cont’d.)
Government National Mortgage Association	5.50%	05/15/33-04/20/34	$14,029	$14,329,482
Government National Mortgage Association	6.00%	12/15/32-11/15/34	18,800	19,496,609
Government National Mortgage Association	6.50%	09/15/32-11/15/33	10,849	11,428,753
Government National Mortgage Association	7.50%	10/15/25-02/15/26	366	394,287

				422,361,116

TOTAL LONG-TERM BONDS (cost $1,239,194,601)				1,268,305,105

SHORT-TERM INVESTMENT — 10.6% Mutual Fund — 10.6%			Shares
Dryden Core Investment Fund — Taxable Money Market Fund Series (Note 4)(c) (cost $136,107,898)			136,107,898	136,107,898

TOTAL INVESTMENTS — 109.4% (cost $1,375,302,499; Note 6)				1,404,413,003
UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS(j)				(524,476)
VARIATION MARGIN ON OPEN FUTURES CONTRACTS, NET(i)				305,668
LIABILITIES IN EXCESS OF OTHER ASSETS — (9.4)%				(120,524,628)

TOTAL NET ASSETS — 100.0%				$1,283,669,567

The following abbreviations are used in portfolio descriptions:

AUD	Australian Dollar
MXP	Mexican Peso
NZD	New Zealand Dollar
NR	Not Rated by Moody’s or Standard & Poors
TBA	Securities purchased on a forward commitment basis.

(a)	Portion of securities on loan with an aggregate market value of $89,419,407; cash collateral of $92,354,003 was received with which the portfolio purchased highly liquid short-term securities.

(b)	Increase/decrease in rate variable upon increase/decrease in Moody’s or Standard & Poor’s rating.

(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(d)	Security segregated as collateral for futures contracts.

(e)	Standard & Poor’s rating.

(f)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2004.

(g)	Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

(h)	Indicates a security that has been deemed illiquid. The aggregate cost of the illiquid securities is $20,641,129 The aggregate value $20,508,899 represents 1.6% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

B23

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

(i)	Open futures contracts as of December 31, 2004 were as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2004	Unrealized Appreciation/ (Depreciation)
Long Positions:
99	Germany Fed. Rep. Bonds	Mar 05	$15,251,907	$15,192,470	$(59,437)
256	Eurodollar Futures	Sep 05	61,789,542	61,830,400	40,858
171	U.S. Treasury 10 Yr Notes	Mar 05	18,995,147	19,141,313	146,166
669	U.S. Treasury Bonds	Mar 05	74,119,096	75,262,500	1,143,404

					1,270,991

Short Position:
406	U.S. Treasury 5 Yr Notes	Mar 05	44,513,011	44,469,687	43,324
1,510	U.S. Treasury 2 Yr Notes	Mar 05	316,301,459	316,486,563	(185,104)

					(141,780)

					$1,129,211

(j)	Outstanding forward foreign currency contracts as of December 31, 2004 were as follows:

Foreign Currency Contract	Value at Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Purchased:
Australian Dollar expiring 1/20/05	$6,785,562	$6,987,840	$202,278
Mexican Peso expiring 1/10/05	6,823,847	6,922,007	98,160
New Zealand Dollar expiring 1/20/05	17,206,651	17,310,149	103,498

	30,816,060	31,219,996	403,936

Sold:
Australian Dollar expiring 1/20/05	12,831,932	13,110,512	(278,580)
Mexican Peso expiring 1/10/05	13,485,900	13,605,792	(119,892)
New Zealand Dollar expiring 1/20/05	16,780,209	17,310,149	(529,940)

	43,098,041	44,026,453	(928,412)

			$(524,476)

SEE NOTES TO FINANCIAL STATEMENTS.

B24

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

U.S. Government Mortgage Backed Securities	32.9%
Telecommunications	7.3
Commercial Mortgage Backed Securities	6.7
Foreign Government Bonds	6.1
Electric	5.9
Banking	3.4
Asset Backed Securities	2.9
Capital Goods	2.6
Pipelines & Other	2.3
Automotive	2.0
Foods	2.0
Technology	1.9
Chemicals	1.9
Health Care & Pharmaceutical	1.8
Media & Entertainment	1.7
Collateralized Mortgage Obligations	1.6
Energy — Other	1.5
Building Materials & Construction	1.4
Energy — Integrated	1.4
Structured Notes	1.2
Brokerage	1.1
Lodging	1.0
Gaming	1.0
Non-Captive Finance	0.8
Cable	0.7
Retailers	0.7
Packaging	0.7
Airlines	0.7
Real Estate Investment Trust	0.6
Non-Corporate Foreign Agency	0.6
U.S. Government & Agency Obligations	0.6
Insurance	0.5
Metals	0.3
Paper	0.3
Aerospace/Defense	0.3
Tobacco	0.2
Consumer Services	0.2
Mutual Fund	10.6

109.4
Liabilities in excess of other assets	(9.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B25

EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 98.6%		Value (Note 2)
COMMON STOCKS	Shares
Aerospace/Defense — 2.5%
Boeing Co.	476,822	$24,685,075
General Dynamics Corp.	18,873	1,974,116
Honeywell International, Inc.	329,605	11,671,313
ITT Industries, Inc.	56,530	4,773,958
L-3 Communications Holdings, Inc.	8,802	644,658
Lockheed Martin Corp.(b)	560,442	31,132,553
Northrop Grumman Corp.	44,886	2,440,003
Raytheon Co.	399,200	15,500,936
United Technologies Corp.	92,842	9,595,221

		102,417,833

Air Freight & Logistics — 1.1%
United Parcel Service, Inc. (Class “B” Stock)(b)	517,970	44,265,716

Automobiles — 0.1%
Ford Motor Co.	68,188	998,272
General Motors Corp.	41,001	1,642,500
Harley-Davidson, Inc.	52,477	3,187,978

		5,828,750

Beverages — 1.2%
Anheuser-Busch Cos., Inc.	18,190	922,779
Coca-Cola Co.	278,543	11,595,745
PepsiCo, Inc.	646,279	33,735,764
The Pepsi Bottling Group, Inc.	55,709	1,506,371

		47,760,659

Biotechnology — 3.2%
Amgen, Inc.(a)	870,931	55,870,224
Biogen Idec, Inc.(a)	36,768	2,449,116
Genentech, Inc.(a)	282,900	15,401,076
Genzyme Corp.(a)	19,498	1,132,249
Gilead Sciences, Inc.(a)	825,244	28,875,288
MedImmune, Inc.(a)(b)	633,700	17,179,607
OSI Pharmaceuticals, Inc.(a)	133,500	9,992,475

		130,900,035

Building & Building Products — 0.3%
American Standard Cos., Inc.(a)	290,100	11,986,932
KB HOME	3,844	401,313
Pulte Homes, Inc.	9,471	604,250

		12,992,495

Capital Markets — 3.7%
Goldman Sachs Group, Inc.(b)	437,782	45,546,839
Legg Mason, Inc.	39,200	2,871,792
Lehman Brothers Holdings, Inc.	37,771	3,304,207
Merrill Lynch & Co., Inc.	1,001,113	59,836,524
The Bank of New York Co., Inc.	805,881	26,932,543
The Charles Schwab Corp.(b)	1,221,800	14,612,728

		153,104,633

Chemicals — 1.0%
Air Products & Chemicals, Inc.	29,800	1,727,506
Dow Chemical Co.	89,077	4,410,202
E.I. du Pont de Nemours & Co.(b)	589,257	28,903,056
Monsanto Co.	39,209	2,178,060
PPG Industries, Inc.	10,072	686,508
Praxair, Inc.	43,898	1,938,097

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Chemicals (cont’d.)
Rohm & Haas Co.	14,810	$655,046

		40,498,475

Commercial Banks — 3.2%
Bank of America Corp.	1,024,657	48,148,632
Comerica, Inc.	135,600	8,274,312
Mellon Financial Corp.	132,258	4,114,546
North Fork Bancorporation, Inc.	41,233	1,189,572
U.S. Bancorp	352,295	11,033,879
Wachovia Corp.	430,946	22,667,760
Washington Mutual, Inc.	116,153	4,910,949
Wells Fargo & Co.	515,392	32,031,613

		132,371,263

Commercial Services & Supplies — 1.1%
Avery Dennison Corp.	177,000	10,614,690
Cendant Corp.	105,512	2,466,871
Certegy, Inc.	28,456	1,011,042
Corinthian Colleges, Inc.(a)	75,540	1,423,551
Fiserv, Inc.(a)	41,391	1,663,504
Iron Mountain, Inc.(a)	57,973	1,767,597
Paychex, Inc.	522,516	17,807,345
Waste Management, Inc.	332,216	9,946,547

		46,701,147

Communications Equipment — 3.2%
ADC Telecommunications, Inc.(a)	4,994,000	13,383,920
Avaya, Inc.(a)	76,750	1,320,100
Cisco Systems, Inc.(a)	2,643,555	51,020,611
Comverse Technology, Inc.(a)	22,283	544,819
Corning, Inc.(a)	181,345	2,134,431
Lucent Technologies, Inc.(a)	330,631	1,243,173
Motorola, Inc.	179,435	3,086,282
Nortel Networks Corp.(a)	3,931,600	13,721,284
Polycom, Inc.(a)	213,100	4,969,492
QUALCOMM, Inc.	478,128	20,272,627
Research In Motion Ltd.(a)	254,000	20,934,680

		132,631,419

Computers & Peripherals — 2.8%
Dell, Inc.(a)	690,394	29,093,203
EMC Corp.(a)	385,643	5,734,512
Hewlett-Packard Co.	198,433	4,161,140
International Business Machines Corp.	667,540	65,806,093
Lexmark International, Inc.(a)	136,885	11,635,225
Sun Microsystems, Inc.(a)	244,132	1,313,430

		117,743,603

Consumer Finance — 1.6%
American Express Co.(b)	1,099,474	61,977,350
SLM Corp.	78,716	4,202,647

		66,179,997

Containers & Packaging — 0.1%
Smurfit-Stone Container Corp.(a)	291,200	5,439,616

Diversified Financial Services — 5.2%
Capital One Financial Corp.	161,198	13,574,483
CIT Group, Inc.	58,494	2,680,195
Citigroup, Inc.	598,160	28,819,349

SEE NOTES TO FINANCIAL STATEMENTS.

B26

EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Diversified Financial Services (cont’d.)
Fannie Mae	127,684	$9,092,378
Franklin Resources, Inc.	46,517	3,239,909
Freddie Mac	252,691	18,623,327
J.P. Morgan Chase & Co.	1,952,542	76,168,663
MBNA Corp.	318,807	8,987,169
Morgan Stanley	134,395	7,461,610
Principal Financial Group, Inc.	943,820	38,639,991
State Street Corp.	137,959	6,776,546
T. Rowe Price Group, Inc.	38,773	2,411,681

		216,475,301

Diversified Telecommunication Services — 1.1%
BellSouth Corp.	118,102	3,282,055
Qwest Communications International, Inc.(a)	115,380	512,287
SBC Communications, Inc.	1,081,306	27,865,256
Sprint Corp.	216,894	5,389,816
Verizon Communications, Inc.	221,944	8,990,951

		46,040,365

Electric Utilities — 1.3%
AES Corp.(a)	51,196	699,849
Ameren Corp.	11,368	569,992
American Electric Power Co., Inc.	41,391	1,421,367
Cinergy Corp.	21,170	881,307
Consolidated Edison, Inc.	13,310	582,313
Constellation Energy Group, Inc.	25,459	1,112,813
Dominion Resources, Inc.	31,309	2,120,872
DTE Energy Co.	16,955	731,269
Edison International	37,436	1,199,075
Entergy Corp.	26,573	1,796,069
Exelon Corp.	666,045	29,352,603
FirstEnergy Corp.	125,140	4,944,281
FPL Group, Inc.	14,446	1,079,839
PG&E Corp.(a)	50,973	1,696,381
Pinnacle West Capital Corp.	6,852	304,297
PPL Corp.	25,649	1,366,579
Progress Energy, Inc.	9,359	423,401
Public Service Enterprise Group, Inc.	9,964	515,836
Southern Co.	71,530	2,397,686
TXU Corp.	24,639	1,590,694

		54,786,523

Electrical Equipment — 0.1%
Molex, Inc. (Class “A” Stock)	89,696	2,390,398

Electronic Equipment & Instruments — 0.7%
Agilent Technologies, Inc.(a)	1,132,385	27,290,478
Sanmina-SCI Corp.(a)	165,459	1,401,438
Waters Corp.(a)	11,728	548,753

		29,240,669

Energy Equipment & Services — 3.5%
BJ Services Co.	861,700	40,103,518
ENSCO International, Inc.	253,900	8,058,786
GlobalSantaFe Corp. (Cayman Islands).	863,400	28,587,174
Halliburton Co.	110,916	4,352,344
Schlumberger, Ltd.(b)	666,900	44,648,955

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Energy Equipment & Services (cont’d.)
Weatherford International, Ltd.(a)(b)	348,600	$17,883,180

		143,633,957

Food & Staples Retailing — 2.3%
Costco Wholesale Corp.	199,835	9,674,013
Kroger Co.(a)	1,386,200	24,313,948
Wal-Mart Stores, Inc.(e)	405,417	21,414,126
Walgreen Co.	20,909	802,278
Whole Foods Market, Inc.(b)	401,300	38,263,955

		94,468,320

Food Products — 1.3%
Cadbury Schweppes PLC ADR (United Kingdom)(b)	572,700	21,590,790
Hershey Foods Corp.	44,382	2,464,976
Kellogg Co.	372,047	16,615,619
McCormick & Co., Inc.	5,580	215,388
Sara Lee Corp.	573,884	13,853,560

		54,740,333

Gas Utilities — 0.5%
El Paso Corp.	1,284,100	13,354,640
Kinder Morgan, Inc.	13,053	954,566
Sempra Energy	162,332	5,954,338

		20,263,544

Health Care Equipment & Supplies — 0.7%
Boston Scientific Corp.(a)	103,061	3,663,818
Fisher Scientific International, Inc.(a)	172,000	10,729,360
Guidant Corp.	22,283	1,606,604
Medtronic, Inc.	130,916	6,502,598
Smith & Nephew PLC, ADR (United Kingdom)	38,996	2,018,433
Zimmer Holdings, Inc.(a)	37,882	3,035,106

		27,555,919

Health Care Providers & Services — 1.9%
Aetna, Inc.	27,854	3,474,787
Cardinal Health, Inc.	11,142	647,907
Caremark Rx, Inc.(a)	803,400	31,678,062
Coventry Heath Care, Inc.(a)	147,500	7,829,300
UnitedHealth Group, Inc.	91,914	8,091,189
WellPoint, Inc.(a)	220,771	25,388,665

		77,109,910

Hotels, Restaurants & Leisure — 1.1%
Carnival Corp.	53,480	3,082,052
Ctrip.com International Ltd. ADR (Cayman Islands)(a)	18,300	842,166
International Game Technology	28,523	980,621
Marriott International, Inc. (Class “A” Stock)	20,389	1,284,099
McDonald’s Corp.	368,433	11,811,962
Starbucks Corp.(a)	432,500	26,970,700

		44,971,600

Household Durables — 0.4%
Black & Decker Corp.	6,964	615,130
Centex Corp.	9,136	544,323
Fortune Brands, Inc.	12,312	950,240
Leggett & Platt, Inc.	15,933	452,975

SEE NOTES TO FINANCIAL STATEMENTS.

B27

EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Household Durables (cont’d.)
Maytag Corp.	6,239	$131,643
Newell Rubbermaid, Inc.	469,559	11,358,632
Snap-on, Inc.	4,902	168,433
Stanley Works	7,131	349,348
Whirlpool Corp.	5,404	374,011

		14,944,735

Household Products — 1.4%
Clorox Co.	80,777	4,760,189
Colgate-Palmolive Co.	103,084	5,273,777
Kimberly-Clark Corp.	251,831	16,572,998
Procter & Gamble Co.	587,144	32,339,892

		58,946,856

Industrial Conglomerates — 4.2%
3M Co.	104,190	8,550,873
General Electric Co.	2,956,700	107,919,550
Tyco International, Ltd.(b)	1,632,428	58,342,977

		174,813,400

Insurance — 3.2%
Allstate Corp.	125,233	6,477,051
American International Group, Inc.	963,478	63,271,600
Berkshire Hathaway, Inc. (Class “A” Stock)(a)	122	10,723,800
Chubb Corp.	177,431	13,644,444
Loews Corp.	424,500	29,842,350
MetLife, Inc.	197,745	8,010,650
SAFECO Corp.	44,121	2,304,881

		134,274,776

Internet & Catalog Retail — 1.3%
eBay, Inc.(a)(b)	472,756	54,972,067
InterActiveCorp(a)	4,277	118,131

		55,090,198

Internet Software & Services — 2.1%
Google, Inc. (Class “A” Stock)(a)(b)	117,800	22,747,180
GTECH Holdings Corp.	11,142	289,135
SINA Corp. (Cayman Islands)(a)	22,600	724,556
Yahoo!, Inc.(a)(b)	1,726,563	65,056,894

		88,817,765

IT Consulting & Services — 0.2%
Accenture, Ltd. (Class “A” Stock) (Bermuda)(a)	50,639	1,367,253
Affiliated Computer Services, Inc. (Class “A” Stock)(a)	21,245	1,278,737
First Data Corp.	137,015	5,828,618

		8,474,608

Leisure Equipment & Products — 0.3%
Mattel, Inc.	688,600	13,420,814

Machinery — 1.5%
Caterpillar, Inc.	48,411	4,720,557
Danaher Corp.	122,335	7,023,252
Deere & Co.	334,762	24,906,293
Dover Corp.	74,802	3,137,196
Eaton Corp.	102,721	7,432,892
Illinois Tool Works, Inc.	24,898	2,307,547

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Machinery (cont’d.)
Ingersoll-Rand Co. (Class “A” Stock) (Bermuda)	26,768	$2,149,470
Navistar International Corp.(a)	179,100	7,876,818
PACCAR, Inc.	34,009	2,737,044

		62,291,069

Media — 3.0%
Clear Channel Communications, Inc.	57,826	1,936,593
Comcast Corp. (Class “A” Stock)(a)	444,690	14,799,283
Comcast Corp. (Special Class “A” Stock)(a)	238,326	7,826,626
DreamWorks Animation SKG, Inc. (Class “A” Stock)(a)(b)	26,300	986,513
Gannett Co., Inc.	18,969	1,549,767
Liberty Media Corp. (Class “A” Stock)(a)	1,056,168	11,596,725
Liberty Media International, Inc. (Class “A” Stock)(a)	8,227	380,334
McGraw Hill, Inc.	12,646	1,157,615
New York Times Co. (Class “A” Stock)	21,225	865,980
News Corp. (Class “A” Stock)	841,703	15,706,178
Omnicom Group, Inc.	32,500	2,740,400
Time Warner, Inc.(a)	896,378	17,425,588
Tribune Co.	28,969	1,220,754
Univision Communications, Inc. (Class “A” Stock)(a)(b)	767,000	22,450,090
Viacom, Inc. (Class “B” Stock)	549,058	19,980,220
Walt Disney Co.	115,261	3,204,256

		123,826,922

Metals & Mining — 4.5%
Alcan, Inc. (Canada)	11,554	566,608
Alcoa, Inc.	69,285	2,176,935
Alumina, Ltd. ADR (Australia)	1,554,300	28,816,722
Barrick Gold Corp. (Canada)	780,158	18,895,427
Companhia Vale do Rio Doce, ADR (Brazil)(b)	2,023,400	58,698,834
Freeport-McMoRan Copper & Gold, Inc. (Class “B” Stock)(b)	1,152,480	44,059,310
Newmont Mining Corp.(b)	557,615	24,763,682
Phelps Dodge Corp.	19,052	1,884,624
Placer Dome, Inc.	229,200	4,322,712

		184,184,854

Multi-line Retail — 1.2%
Family Dollar Stores, Inc.	112,987	3,528,584
Federated Department Stores, Inc.	22,867	1,321,484
J.C. Penney Co., Inc.	194,500	8,052,300
Kohl’s Corp.(a)	34,577	1,700,151
Target Corp.(b)	708,536	36,794,274

		51,396,793

Multi-Utilities — 0.1%
Duke Energy Corp.	85,235	2,159,003

Office Electronics — 0.6%
Xerox Corp.(a)(b)	1,472,300	25,043,823

Oil & Gas — 6.8%
Amerada Hess Corp.	23,398	1,927,527
Apache Corp.	545,560	27,588,969

SEE NOTES TO FINANCIAL STATEMENTS.

B28

EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Oil & Gas (cont’d.)
Burlington Resources, Inc.	92,208	$4,011,048
ChevronTexaco Corp.	359,278	18,865,688
ConocoPhillips, Inc.	51,586	4,479,212
EOG Resources, Inc.	27,353	1,951,910
ExxonMobil Corp.(e)	1,063,061	54,492,507
Kerr-McGee Corp.	328,600	18,989,794
Nexen, Inc. (Canada)	631,600	25,674,540
Occidental Petroleum Corp.	62,596	3,653,103
Suncor Energy, Inc. (Canada)	1,381,200	48,877,753
Total SA, ADR (France)	633,000	69,528,720
Transocean, Inc.(a)	26,105	1,106,591

		281,147,362

Paper & Forest Products — 0.4%
International Paper Co.	344,463	14,467,446
Neenah Paper, Inc.(a)	2,419	78,859
Weyerhaeuser Co.	24,289	1,632,707

		16,179,012

Personal Products — 0.4%
Alberto-Culver Co.	8,614	418,382
Avon Products, Inc.	77,692	3,006,680
Estee Lauder Cos., Inc. (Class “A” Stock)	241,300	11,044,301
Gillette Co.	19,411	869,225

		15,338,588

Pharmaceuticals — 8.1%
Abbott Laboratories	172,697	8,056,315
Allergan, Inc.(b)	313,300	25,399,231
Barr Pharmaceuticals, Inc.(a)	42,183	1,921,014
Eli Lilly & Co.	814,305	46,211,809
Forest Laboratories, Inc.(a)	45,681	2,049,250
GlaxoSmithKline PLC, ADR (United Kingdom)	328,800	15,581,832
Johnson & Johnson	304,581	19,316,527
Medco Health Solutions, Inc.(a)	38,996	1,622,234
Merck & Co., Inc.	893,545	28,718,536
Novartis AG, ADR (Switzerland)	608,300	30,743,482
Pfizer, Inc.(e)	1,220,487	32,818,895
Roche Holdings AG, ADR (Switzerland).	310,000	35,686,394
Sepracor, Inc.(a)(b)	786,700	46,706,379
Teva Pharmaceutical Industries, Ltd., ADR (Israel)	723,309	21,598,007
Wyeth	483,345	20,585,663

		337,015,568

Road & Rail — 0.1%
Burlington Northern Santa Fe Corp.	41,224	1,950,307

Semiconductors & Semiconductor Equipment — 2.5%
Analog Devices, Inc.	78,400	2,894,528
Intel Corp.	830,298	19,420,670
KLA-Tencor Corp.(a)	30,361	1,414,215
Linear Technology Corp.	45,236	1,753,347
Marvell Technology Group Ltd. (Bermuda)(a)(b)	816,300	28,954,161

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Semiconductors & Semiconductor Equipment (cont’d.)
Maxim Integrated Products, Inc.	436,400	$18,498,996
Microchip Technology, Inc.	39,386	1,050,031
National Semiconductor Corp.	105,847	1,899,954
Novellus Systems, Inc.(a)	51,308	1,430,980
Texas Instruments, Inc.(b)	685,016	16,865,094
Xilinx, Inc.	264,584	7,844,916

		102,026,892

Software — 7.9%
Adobe Systems, Inc.	327,300	20,534,802
BMC Software, Inc.(a)	467,100	8,688,060
Electronic Arts, Inc.(a)(b)	753,400	46,469,712
Intuit, Inc.(a)	48,314	2,126,299
Mercury Interactive Corp.(a)	517,300	23,563,015
Microsoft Corp.	4,746,998	126,792,317
NAVTEQ Corp.(a)	313,200	14,519,952
Novell, Inc.(a)	173,406	1,170,490
Oracle Corp.(a)	1,076,185	14,765,258
SAP AG, ADR (Germany)	844,800	37,348,608
Siebel Systems, Inc.(a)	110,083	1,155,872
Symantec Corp.(a)(b)	635,700	16,375,632
VERITAS Software Corp.(a)	480,400	13,715,420

		327,225,437

Specialty Retail — 1.6%
Bed Bath & Beyond, Inc.(a)	737,191	29,362,318
Best Buy Co., Inc.	306,231	18,196,246
Home Depot, Inc.	212,798	9,094,986
Lowe’s Cos., Inc.	118,050	6,798,499
Ross Stores, Inc.	54,093	1,561,665
Staples, Inc.	22,091	744,688
The Gap, Inc.	21,789	460,184
Tiffany & Co.	5,571	178,105

		66,396,691

Textiles & Apparel — 0.0%
NIKE, Inc. (Class “B” Stock)	19,943	1,808,631

Tobacco — 0.8%
Altria Group, Inc.	510,199	31,173,159

Wireless Telecommunication Services — 1.2%
Nextel Communications, Inc. (Class “A” Stock)(a)	1,510,072	45,302,160
Vodafone Group PLC, ADR (United Kingdom)	122,079	3,342,523

		48,644,683

TOTAL LONG-TERM INVESTMENTS
(cost $3,358,476,899)		4,077,104,426

SHORT-TERM INVESTMENTS — 12.7%
Mutual Fund — 11.3%
Dryden Core Investment Fund —Taxable Money Market Series (Note 4)(c)	468,331,153	468,331,153

SEE NOTES TO FINANCIAL STATEMENTS.

B29

EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

SHORT-TERM INVESTMENTS (Continued)	Principal Amount (000)	Value (Note 2)
Repurchase Agreement — 1.4%
State Street Bank & Trust Co., 1.75%, 01/03/05(d)	$57,470	$57,470,881

TOTAL SHORT-TERM INVESTMENTS (cost $525,802,034)		525,802,034

TOTAL INVESTMENTS — 111.3% (cost $3,884,278,933; Note 6)		4,602,906,460

VARIATION MARGIN ON OPEN FUTURES CONTRACTS, NET(f)		(11,000)
LIABILITIES IN EXCESS OF OTHER ASSETS — (11.3)%		(466,041,937)

NET ASSETS — 100%		$4,136,853,523

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Mutual Fund	11.3%
Pharmaceuticals	8.1
Software	7.9
Oil & Gas	6.8
Diversified Financial Services	5.2
Metals & Mining	4.5
Industrial Conglomerates	4.2
Capital Markets	3.7
Energy Equipment & Services	3.5
Communications Equipment	3.2
Commercial Banks	3.2
Biotechnology	3.2
Insurance	3.2
Media	3.0
Computers & Peripherals	2.8
Aerospace/Defense	2.5
Semiconductors & Semiconductor Equipment	2.5
Food & Staples Retailing	2.3

Internet Software & Services	2.1%
Health Care Providers & Services	1.9
Specialty Retail	1.6
Consumer Finance	1.6
Machinery	1.5
Household Products	1.4
Repurchase Agreement	1.4
Internet & Catalog Retail	1.3
Electric Utilities	1.3
Food Products	1.3
Multi-line Retail	1.2
Wireless Telecommunication Services	1.2
Beverages	1.2
Commercial Services & Supplies	1.1
Diversified Telecommunication Services	1.1
Hotels, Restaurants & Leisure	1.1
Air Freight & Logistics	1.1
Chemicals	1.0
Tobacco	0.8
Electronic Equipment & Instruments	0.7
Health Care Equipment & Supplies	0.7
Office Electronics	0.6
Gas Utilities	0.5
Paper & Forest Products	0.4
Household Durables	0.4
Personal Products	0.4
Leisure Equipment & Products	0.3
Building & Building Products	0.3
IT Consulting & Services	0.2
Automobiles	0.1
Containers & Packaging	0.1
Electrical Equipment	0.1
Multi-Utilities	0.1
Road & Rail	0.1
Textiles & Apparel	0.0

111.3
Liabilities in excess of other assets	(11.3)

100.0%

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	Portion of securities on loan with an aggregate market value of $442,278,355; cash collateral $458,644,678 was received with which the portfolio purchased securities.

(c)	Represents security purchased with cash collateral received for securities on loan.

(d)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $57,479,262 due 01/03/2005. The value of the collateral including accrued interest was $59,291,665. Collateralized by United States Treasury or federal agency obligations.

(e)	Security segregated as collateral for futures contracts.

(f)	Open futures contracts as of December 31, 2004 were as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2004	Unrealized Depreciation
Long Positions:
44	S&P 500 Index	Mar 05	$13,355,650	$13,350,700	$(4,950)

SEE NOTES TO FINANCIAL STATEMENTS.

B30

FLEXIBLE MANAGED PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 92.7%		Value (Note 2)
COMMON STOCKS — 71.1%	Shares
Aerospace/Defense — 1.9%
Alliant Techsystems, Inc.(a)	2,300	$150,374
Armor Holdings, Inc.(a)(b)	19,500	916,890
General Dynamics Corp.	122,400	12,803,040
Lockheed Martin Corp.(b)	227,400	12,632,070
Northrop Grumman Corp.(b)	309,400	16,818,984
The Boeing Co.(b)	109,300	5,658,461
United Technologies Corp.	242,500	25,062,375

		74,042,194

Apparel — 0.3%
Liz Claiborne, Inc.	91,900	3,879,099
NIKE, Inc. (Class “B” Stock)	24,900	2,258,181
Quiksilver, Inc.(a)(b)	39,300	1,170,747
The Timberland Co. (Class “A” Stock)(a)	31,300	1,961,571
V.F. Corp.(b)	47,800	2,647,164

		11,916,762

Autos – Cars & Trucks — 0.9%
American Axle & Manufacturing Holdings, Inc.	52,000	1,594,320
Dana Corp.	120,600	2,089,998
Ford Motor Co.(b)	1,328,200	19,444,848
Navistar International Corp.(a)	30,100	1,323,798
PACCAR, Inc.	130,300	10,486,544
Winnebago Industries, Inc.(b)	34,200	1,335,852

		36,275,360

Banks & Savings & Loans — 4.7%
AmSouth Bancorporation(b)	50,800	1,315,720
Bank of America Corp.	851,882	40,029,935
BB&T Corp.(b)	216,000	9,082,800
CapitalSource, Inc.(a)	33,400	857,378
Comerica, Inc.(b)	125,700	7,670,214
Commerce Bancorp, Inc.(b)	75,200	4,842,880
First Horizon National Corp.(b)	94,500	4,073,895
Golden West Financial Corp.	22,800	1,400,376
Huntington Bancshares, Inc.(b)	124,100	3,075,198
KeyCorp(b)	228,600	7,749,540
National City Corp.(b)	225,500	8,467,525
New York Community Bancorp, Inc.(b)	136,300	2,803,691
Popular, Inc.	54,200	1,562,586
Regions Financial Corp.	19,236	684,609
Sovereign Bancorp, Inc.	86,000	1,939,300
SunTrust Banks, Inc.(b)	146,100	10,793,868
U.S. Bancorp(b)	872,032	27,312,043
Wachovia Corp.	379,300	19,951,180
Wells Fargo & Co.	421,500	26,196,225
Zions Bancorp	13,800	938,814

		180,747,777

Chemicals — 0.8%
Cabot Microelectronics Corp.(a)(b)	80,400	3,220,020
Cytec Industries, Inc.(b)	17,900	920,418
Eastman Chemical Co.	17,000	981,410
Engelhard Corp.	72,600	2,226,642
FMC Corp.(a)	22,100	1,067,430
Lubrizol Corp.	36,700	1,352,762

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Chemicals (cont’d.)
Lyondell Chemical Co.	14,300	$413,556
MacDermid, Inc.	8,800	317,680
Olin Corp.	15,600	343,512
OM Group, Inc.(a)	27,500	891,550
PPG Industries, Inc.	13,400	913,344
RPM, Inc.	28,100	552,446
Sigma-Aldrich Corp.(b)	30,700	1,856,122
The Dow Chemical Co.	302,500	14,976,775
The Mosaic Co.(a)(b)	72,500	1,183,200

		31,216,867

Commercial Services — 0.3%
Banta Corp.	2,700	120,852
Convergys Corp.(a)	101,300	1,518,487
Deluxe Corp.(b)	41,700	1,556,661
Paychex, Inc.	70,500	2,402,640
Polycom, Inc.(a)(b)	142,700	3,327,764
Robert Half International, Inc.	73,800	2,171,934
SOURCECORP, Inc.(a)	2,400	45,864

		11,144,202

Computers — 2.1%
Dell, Inc.(a)	247,500	10,429,650
Hewlett-Packard Co.(b)	851,765	17,861,512
International Business Machines Corp.	549,500	54,169,710
PalmOne, Inc.(a)(b)	15,500	489,025

		82,949,897

Computer Services — 5.5%
Adobe Systems, Inc.	8,900	558,386
Automatic Data Processing, Inc.	27,600	1,224,060
Cisco Systems, Inc.(a)	2,364,300	45,630,990
Citrix Systems, Inc.(a)	12,300	301,719
Computer Sciences Corp.(a)(b)	4,200	236,754
Electronic Data Systems Corp.(b)	83,100	1,919,610
EMC Corp.(a)(b)	1,591,700	23,668,579
Intuit, Inc.(a)(b)	219,300	9,651,393
Lexmark International, Inc.(a)	37,800	3,213,000
Microsoft Corp.	3,169,800	84,665,358
NCR Corp.(a)	34,900	2,416,127
Network Appliance, Inc.(a)(b)	482,000	16,012,040
Oracle Corp.(a)	1,834,200	25,165,224

		214,663,240

Construction — 0.8%
D.R. Horton, Inc.	59,900	2,414,569
KB HOME(b)	77,300	8,070,120
M.D.C. Holdings, Inc.	22,720	1,963,917
Masco Corp.(b)	398,000	14,538,940
NVR, Inc.(a)(b)	2,000	1,538,800
Standard Pacific Corp.	59,000	3,784,260

		32,310,606

Consumer Products — 0.3%
Coach, Inc.(a)	194,600	10,975,440
NBTY, Inc.(a)	17,500	420,175
Yankee Candle, Inc.(a)	38,000	1,260,840

		12,656,455

SEE NOTES TO FINANCIAL STATEMENTS.

B31

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Containers & Packaging — 0.2%
Ball Corp.	101,200	$4,450,776
Pactiv Corp.(a)	75,600	1,911,924

		6,362,700

Cosmetics & Soaps — 1.3%
Avon Products, Inc.(b)	106,600	4,125,420
Gillette Co.(b)	340,500	15,247,590
Nu Skin Enterprises, Inc. (Class “A” Stock)	41,100	1,043,118
Procter & Gamble Co.	533,000	29,357,640

		49,773,768

Distribution/Wholesale — 0.1%
W.W. Grainger, Inc.	56,700	3,777,354

Diversified Operations — 3.7%
3M Co.(b)	145,200	11,916,564
Carlisle Cos., Inc.	7,900	512,868
Cooper Industries, Ltd. (Class “A” Stock) (Bermuda)	67,500	4,582,575
Eaton Corp.(b)	90,500	6,548,580
General Electric Co.	2,043,700	74,595,050
Illinois Tool Works, Inc.(b)	85,500	7,924,140
Ingersoll-Rand Co. (Class “A” Stock)	154,900	12,438,470
Tyco International Ltd.(b)	719,650	25,720,291

		144,238,538

Drugs & Medical Supplies — 6.4%
Abbott Laboratories	258,700	12,068,355
American Medical Systems Holdings, Inc.(a)	10,200	426,462
Amgen, Inc.(a)	98,208	6,300,043
Applera Corp. – Applied Biosystems Group	124,100	2,594,931
Bausch & Lomb, Inc.(b)	68,100	4,389,726
Becton, Dickinson & Co.	175,700	9,979,760
Biogen Idec, Inc.(a)	38,300	2,551,163
Biomet, Inc.(b)	6,100	264,679
Biosite, Inc.(a)(b)	25,600	1,575,424
C.R. Bard, Inc.	85,400	5,463,892
Cephalon, Inc.(a)(b)	91,200	4,640,256
Charles River Laboratories International, Inc.(a)	10,400	478,504
Dade Behring Holdings, Inc.(a)	27,400	1,534,400
Edwards Lifesciences Corp.(a)(b)	37,700	1,555,502
Fisher Scientific International, Inc.(a)(b)	76,432	4,767,828
Guidant Corp.	23,600	1,701,560
Hospira, Inc.(a)	16,320	546,720
Immucor Corp.(a)	19,050	447,866
Invitrogen Corp.(a)	85,800	5,759,754
Johnson & Johnson	816,998	51,814,013
Kensey Nash Corp.(a)	18,100	624,993
Lilly (Eli) & Co.	33,800	1,918,150
Medtronic, Inc.(b)	388,300	19,286,861
Merck & Co., Inc.	1,017,000	32,686,380
Pfizer, Inc.	2,357,065	63,381,478
Respironics, Inc.(a)	5,900	320,724
Stryker Corp.(b)	88,600	4,274,950

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Drugs & Medical Supplies (cont’d.)
Techne Corp.(a)	24,000	$933,600
Varian Medical Systems, Inc.(a)(b)	107,000	4,626,680
Ventana Medical Systems, Inc.(a)(b)	12,600	806,274
Zimmer Holdings, Inc.(a)	12,100	969,452

		248,690,380

Electronics — 1.3%
Amphenol Corp. (Class “A” Stock)(a)	60,400	2,219,096
Cree, Inc.(a)(b)	273,800	10,973,904
Emerson Electric Co.	202,600	14,202,260
IDEXX Laboratories, Inc.(a)	22,000	1,200,980
PerkinElmer, Inc.	108,700	2,444,663
Taser International, Inc.(a)(b)	438,000	13,836,420
Tech Data Corp.(a)	56,700	2,574,180
Waters Corp.(a)	41,000	1,918,390

		49,369,893

Financial Services — 6.4%
A.G. Edwards, Inc.	25,100	1,084,571
American Express Co.	96,300	5,428,431
Ameritrade Holding Corp.(a)	260,400	3,702,888
Bear, Stearns & Co., Inc.(b)	95,200	9,739,912
CIT Group, Inc.	98,600	4,517,852
Citigroup, Inc.	1,553,962	74,869,889
Countrywide Credit Industries, Inc.	223,300	8,264,333
Fannie Mae(b)	72,800	5,184,088
Goldman Sachs Group, Inc.	202,500	21,068,100
J.P. Morgan Chase & Co.	536,094	20,913,027
Lehman Brothers Holdings, Inc.	233,200	20,400,336
Marshall & Ilsley Corp.	22,200	981,240
MBNA Corp.	91,650	2,583,613
Merrill Lynch & Co., Inc.	290,200	17,345,254
Moody’s Corp.(b)	54,900	4,768,065
Morgan Stanley	299,590	16,633,237
PNC Financial Services Corp.	194,600	11,177,824
Providian Financial Corp.(a)(b)	213,700	3,519,639
SLM Corp.(b)	171,100	9,135,029
Washington Mutual, Inc.(b)	204,500	8,646,260

		249,963,588

Food & Beverage — 2.7%
Adolph Coors Co. (Class “B” Stock)	23,100	1,747,977
Anheuser Busch Cos., Inc.	300,900	15,264,657
Archer-Daniels-Midland Co.	347,779	7,758,950
Chiquita Brands International, Inc.	26,400	582,384
Coca-Cola Co.	830,200	34,561,226
Coca-Cola Enterprises Inc.(b)	272,400	5,679,540
Dean Foods Co.(a)	43,500	1,433,325
Del Monte Foods Co.(a)	33,500	369,170
General Mills, Inc.(b)	10,700	531,897
H.J. Heinz Co.	40,700	1,586,893
Kellogg Co.	13,600	607,376
Pepsi Bottling Group, Inc.(b)	210,200	5,683,808
PepsiAmericas, Inc.	2,900	61,596
PepsiCo, Inc.	148,720	7,763,184
Pilgrim’s Pride Corp.(b)	46,800	1,435,824
Sanderson Farms, Inc.(b)	25,700	1,112,296
Sara Lee Corp.	63,600	1,535,304

SEE NOTES TO FINANCIAL STATEMENTS.

B32

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Food & Beverage (cont’d.)
Smithfield Foods, Inc.(a)	63,900	$1,890,801
SUPERVALU, Inc.(b)	114,800	3,962,896
The Kroger Co.(a)	484,000	8,489,360
Tyson Foods, Inc. (Class “A” Stock)(b)	160,843	2,959,511

		105,017,975

Forest Products — 0.4%
Georgia-Pacific Corp.	200,200	7,503,496
Louisiana-Pacific Corp.(b)	145,000	3,877,300
Temple-Inland, Inc.	37,000	2,530,800
Weyerhaeuser Co.	20,200	1,357,844

		15,269,440

Gas Pipelines — 0.2%
Sempra Energy	169,573	6,219,938

Healthcare — 1.1%
Aetna, Inc.	69,600	8,682,600
Express Scripts, Inc.(a)(b)	66,300	5,067,972
Manor Care, Inc.	59,900	2,122,257
Select Medical Corp.	60,100	1,057,760
UnitedHealth Group, Inc.	3,500	308,105
WellChoice, Inc.(a)	9,000	480,600
WellPoint, Inc.(a)	210,900	24,253,500

		41,972,794

Hospital Management — 0.1%
AmSurg Corp.(a)	10,600	313,124
HCA, Inc.	52,800	2,109,888
Humana, Inc.(a)	70,900	2,105,021
Pediatrix Medical Group, Inc.(a)	14,400	922,320

		5,450,353

Household & Personal Care Products — 0.3%
Kimberly-Clark Corp.	140,200	9,226,562
USANA Health Sciences, Inc.(a)(b)	19,500	666,900

		9,893,462

Insurance — 2.8%
ACE, Ltd.	198,000	8,464,500
Allmerica Financial Corp.(a)	10,700	351,281
Allstate Corp.	288,100	14,900,532
American Financial Group, Inc.	27,600	864,156
American International Group, Inc.	420,835	27,636,234
AmerUs Group Co.	12,900	584,370
Assurant, Inc.	25,900	791,245
CIGNA Corp.	36,700	2,993,619
Everest Re Group Ltd. (Bermuda)	21,400	1,916,584
Genworth Financial, Inc. (Class “A” Stock)	91,300	2,465,100
LandAmerica Financial Group, Inc.(b)	26,600	1,434,538
Lincoln National Corp.	6,500	303,420
Loews Corp.	66,900	4,703,070
MetLife, Inc.(b)	260,700	10,560,957
MGIC Investment Corp.	63,200	4,355,112
Odyssey Re Holdings Corp.(b)	12,200	307,562
Principal Financial Group, Inc.	52,400	2,145,256
SAFECO Corp.(b)	24,300	1,269,432
The Chubb Corp.(b)	109,300	8,405,170
The Hartford Financial Services Group, Inc.	47,200	3,271,432
UnumProvident Corp.(b)	341,570	6,127,766

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Insurance (cont’d.)
XL Capital Ltd. (Class “A” Stock)(b)	47,000	$3,649,550

		107,500,886

Internet Software & Services — 0.6%
EarthLink, Inc.(a)	174,800	2,013,696
Internet Security Systems, Inc.(a)	85,400	1,985,550
Overstock.com, Inc.(a)(b)	116,600	8,045,400
Priceline.com, Inc.(a)(b)	35,800	844,522
Yahoo!, Inc.(a)(b)	276,000	10,399,680

		23,288,848

Leisure — 0.2%
Brunswick Corp.	71,600	3,544,200
Harrah’s Entertainment, Inc.	5,200	347,828
Marvel Enterprises, Inc.(a)	86,600	1,773,568
Sabre Holdings Corp. (Class “A” Stock)(b)	144,400	3,199,904

		8,865,500

Machinery — 0.6%
Caterpillar, Inc.	58,900	5,743,339
Cummins, Inc.(b)	22,300	1,868,517
Deere & Co.	200,600	14,924,640
Zebra Technologies Corp. (Class “A” Stock)(a)	16,300	917,364

		23,453,860

Manufacturing — 0.3%
CARBO Ceramics, Inc.	11,800	814,200
Dover Corp.	2,300	96,462
Grant Prideco, Inc.(a)	70,300	1,409,515
Harman International Industries, Inc.	400	50,800
Hasbro, Inc.(b)	140,800	2,728,704
Maverick Tube Corp.(a)	22,900	693,870
Parker Hannifin Corp.(b)	13,400	1,014,916
Terex Corp.(a)	4,900	233,485
Thermo Electron Corp.(a)	109,200	3,296,748

		10,338,700

Media — 2.2%
Clear Channel Communications, Inc.(b)	509,500	17,063,155
Comcast Corp. (Special Class “A” Stock)(a)	89,782	2,987,945
EchoStar Communications Corp. (Class “A” Stock)	84,800	2,818,752
Gannett Co., Inc.(b)	164,200	13,415,140
Knight-Ridder, Inc.(b)	33,000	2,209,020
Liberty Media Corp. (Class “A” Stock)(a)	669,200	7,347,816
Time Warner, Inc.(a)	1,898,450	36,905,868
Walt Disney Co.	81,500	2,265,700

		85,013,396

Media & Entertainment
Viacom, Inc. (Class “B” Stock)	49,738	1,809,966

Metals – Non Ferrous — 0.1%
Century Aluminum Co.(a)	15,900	417,534
Mueller Industries, Inc.	30,600	985,320
Phelps Dodge Corp.	16,700	1,651,964

		3,054,818

SEE NOTES TO FINANCIAL STATEMENTS.

B33

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Metal – Steel — 1.1%
Commercial Metals Co.(b)	13,800	$697,728
International Steel Group, Inc.(a)(b)	52,700	2,137,512
Nucor Corp.(b)	341,700	17,884,578
Reliance Steel & Aluminum Co.	25,000	974,000
Steel Dynamics, Inc.(b)	28,900	1,094,732
United States Steel Corp.(b)	352,300	18,055,375

		40,843,925

Miscellaneous Consumer Growth — 0.1%
Energizer Holdings, Inc.(a)(b)	52,400	2,603,756

Office Equipment & Supplies — 0.2%
Office Depot, Inc.(a)	34,100	591,976
Xerox Corp.(a)(b)	510,200	8,678,502

		9,270,478

Oil & Gas — 5.5%
Amerada Hess Corp.	41,900	3,451,722
Anadarko Petroleum Corp.(b)	100,300	6,500,443
Apache Corp.	320,600	16,212,742
Atwood Oceanics, Inc.(a)	13,900	724,190
Burlington Resources, Inc.	18,700	813,450
Cal Dive International, Inc.(a)	18,100	737,575
Chesapeake Energy Corp.	96,000	1,584,000
ChevronTexaco Corp.	393,556	20,665,625
Conoco, Inc. (Class “B” Stock)	333,767	28,980,989
Devon Energy Corp.	338,824	13,187,030
Diamond Offshore Drilling, Inc.(b)	153,600	6,151,680
Exxon Mobil Corp.	1,269,616	65,080,516
Houston Exploration Co.(a)	3,700	208,347
Marathon Oil Corp.	52,000	1,955,720
Newfield Exploration Co.(a)	36,700	2,167,135
Noble Corp.(a)(b)	39,700	1,974,678
Occidental Petroleum Corp.	206,900	12,074,684
Pogo Producing Co.	47,100	2,283,879
Pride International, Inc.(a)	26,600	546,364
Schlumberger Ltd.	358,200	23,981,490
Smith International, Inc.(a)	24,200	1,316,722
Todco (Class “A” Stock)(a)	33,300	613,386
Unit Corp.(a)	30,200	1,153,942
Weatherford International Ltd.(a)	29,200	1,497,960

		213,864,269

Pharmaceuticals — 1.0%
Bristol-Myers Squibb Co.(b)	296,800	7,604,016
First Horizon Pharmaceutical Corp.(a)(b)	69,900	1,600,011
Gilead Sciences, Inc.(a)	53,900	1,885,961
Medicis Pharmaceutical Corp. (Class “A” Stock)(b)	51,200	1,797,632
Pharmion Corp.(a)	44,600	1,882,566
United Therapeutics Corp.(a)(b)	51,300	2,316,195
Wyeth	514,000	21,891,260

		38,977,641

Photography
Eastman Kodak Co.(b)	57,000	1,838,250

Railroads
Norfolk Southern Corp.	24,400	883,036

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Real Estate Investment Trust — 0.3%
American Home Mortgage Investment Corp.	7,300	$250,025
Boykin Lodging Co.(a)	9,800	89,768
Equity Office Properties Trust	10,500	305,760
General Growth Properties, Inc.	88,300	3,192,928
New Century Financial Corp.	54,749	3,499,009
Simon Property Group, Inc.	72,000	4,656,240
Sizeler Property Investors, Inc.	4,000	47,120
Thornburg Mortgage, Inc.(b)	33,000	955,680

		12,996,530

Restaurants — 1.1%
CEC Entertainment, Inc.(a)	36,150	1,444,915
Darden Restaurants, Inc.	142,600	3,955,724
Jack in the Box, Inc.(a)(b)	23,300	859,071
McDonald’s Corp.	577,400	18,511,444
Ruby Tuesday, Inc.(b)	24,000	625,920
Starbucks Corp.(a)	210,100	13,101,836
Yum! Brands, Inc.	68,200	3,217,676

		41,716,586

Retail — 5.1%
Albertson’s, Inc.(b)	126,700	3,025,596
American Eagle Outfitters, Inc.	58,100	2,736,510
AutoZone, Inc.(a)(b)	65,000	5,935,150
Bed Bath & Beyond, Inc.(a)	101,700	4,050,711
Best Buy Co., Inc.(b)	55,600	3,303,752
Circuit City Stores, Inc.	119,800	1,873,672
Electronics Boutique Holdings Corp.(a)	38,200	1,640,308
Federated Department Stores, Inc.	107,900	6,235,541
GameStop Corp. (Class “A” Stock)(a)(b)	12,900	288,444
Home Depot, Inc.(b)	685,250	29,287,585
J. C. Penney Co., Inc.	408,500	16,911,900
Jones Apparel Group, Inc.(b)	121,100	4,428,627
Kmart Holding Corp.(a)(b)	42,400	4,195,480
Limited Brands	304,600	7,011,892
Lowe’s Cos., Inc.	429,100	24,711,869
Nordstrom, Inc.	19,400	906,562
Pacific Sunwear of California, Inc.(a)	199,300	4,436,418
RadioShack Corp.	26,900	884,472
Reebok International Ltd.(b)	73,700	3,242,800
Safeway, Inc.(a)(b)	331,100	6,535,914
Wal-Mart Stores, Inc.(b)	1,250,000	66,025,000

		197,668,203

Schools — 0.5%
Apollo Group, Inc. (Class “A” Stock)(a)(b)	255,683	20,636,175

Semiconductors — 1.9%
Intel Corp.(b)	2,182,000	51,036,980
Linear Technology Corp.(b)	436,600	16,922,616
MEMC Electronic Materials, Inc.(a)	32,100	425,325
Sigmatel, Inc.(a)	76,700	2,725,151
Skyworks Solutions, Inc.(a)(b)	285,200	2,689,436
Tektronix, Inc.	63,300	1,912,293

		75,711,801

SEE NOTES TO FINANCIAL STATEMENTS.

B34

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Software — 0.2%
First Data Corp.	44,000	$1,871,760
Mercury Interactive Corp.(a)	71,600	3,261,380
The Dun & Bradstreet Corp.(a)	21,300	1,270,545

		6,403,685

Telecommunications — 2.5%
ALLTEL Corp.	73,600	4,324,736
AT&T Corp.(b)	650,100	12,390,906
Avaya, Inc.(a)	299,500	5,151,400
BellSouth Corp.(b)	239,900	6,666,821
CenturyTel, Inc.(b)	142,300	5,047,381
Corning, Inc.(a)(b)	576,100	6,780,697
Crown Castle International Corp.(a)	99,400	1,654,016
Motorola, Inc.	219,400	3,773,680
QUALCOMM, Inc.	88,700	3,760,880
SBC Communications, Inc.	283,550	7,307,083
Scientific–Atlanta, Inc.	78,100	2,578,081
Tellabs, Inc.(a)(b)	419,800	3,606,082
Verizon Communications	766,488	31,050,429
Western Wireless Corp.(a)	53,800	1,576,340

		95,668,532

Tobacco — 0.7%
Altria Group, Inc.	255,700	15,623,270
Reynolds American, Inc.(b)	150,900	11,860,740
UST, Inc.(b)	9,500	457,045

		27,941,055

Trucking & Shipping — 0.9%
CNF, Inc.	12,300	616,230
EGL, Inc.(a)	16,400	490,196
FedEx Corp.	74,500	7,337,505
J.B. Hunt Transport Services, Inc.(b)	82,100	3,682,185
Knight Transportation, Inc.	20,900	518,320
Overseas Shipholding Group, Inc.	20,900	1,153,680
Ryder System, Inc.	7,000	334,390
Swift Transportation Co., Inc.(a)(b)	99,400	2,135,112
United Parcel Service, Inc. (Class “B” Stock)(b)	221,300	18,912,298

		35,179,916

Utilities – Electric — 1.4%
Alliant Energy Corp.	22,000	629,200
American Electric Power Co., Inc.(b)	3,900	133,926
CMS Energy Corp.(a)	93,100	972,895
Constellation Energy Group, Inc.	113,000	4,939,230
Dominion Resources, Inc.	86,400	5,852,736
Exelon Corp.	131,900	5,812,833
FirstEnergy Corp.	36,300	1,434,213
NiSource, Inc.(b)	172,500	3,929,550
PPL Corp.(b)	78,100	4,161,168
Progress Energy, Inc.(b)	119,100	5,388,084
TXU Corp.(b)	281,300	18,160,728
Xcel Energy, Inc.(b)	189,900	3,456,180

		54,870,743

TOTAL COMMON STOCKS (cost $2,441,914,081)		2,764,324,098

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS — 21.6%
Aerospace/Defense — 0.2%
Boeing Capital Corp.,
Sr. Notes
6.10%	03/01/11	A3	$925	$1,008,954
Goodrich Corp.,
Notes
7.625%	12/15/12	Baa3	970	1,150,191
Lockheed Martin Corp.,
Bonds
8.50%	12/01/29	Baa2	120	164,193
Northrop Grumman Corp.,
Notes
7.125%	02/15/11(b)	Baa2	3,500	4,016,645
Raytheon Co.,
Notes
4.50%	11/15/07	Baa3	177	181,094
5.50%	11/15/12	Baa3	595	628,202
6.55%	03/15/10	Baa3	870	957,334
8.30%	03/01/10	Baa3	530	628,046

				8,734,659

Airlines — 0.1%
Continental Airlines, Inc.,
Pass-thru Certs.
6.648%	09/15/17	Baa3	503	488,822
9.558%	09/01/19(b)	Ba2	925	931,420
Southwest Airlines Co.,
Notes
5.25%	10/01/14(b)	Baa1	650	652,388
6.50%	03/01/12	Baa1	1,005	1,104,505

				3,177,135

Asset Backed Securities — 0.5%
American Express Credit Account Master Trust,
Ser. 2004-4, Class C, 144A (cost $1,170,000; purchased 8/6/04)(i)
2.873%	03/15/12(g)	Baa2	1,170	1,173,610
Ser. 2004-C, Class C
2.902%	02/15/12(g)	Baa2	1,490	1,492,183
Bank One Issuance Trust,
Ser. 2003-C1, Class C1
4.54%	09/15/10	Baa2	1,820	1,846,913
Citibank Credit Card Issurance Trust,
Ser. 2003-C3, Class C3
4.45%	04/07/10	Baa2	1,300	1,315,303
Equity One Abs, Inc.,
Ser. 2004-3, Class M1
5.70%	07/25/34	Aa2	1,280	1,300,309
Household Mortgage Loan Trust,
Ser. 2003-HC2, Class M
3.01%	06/20/33(g)	Aa2	1,229	1,230,587
Ser. 2004-HC1, Class M
2.91%	02/20/34(g)	Aa2	872	872,623
Hyundai Auto Receivables Trust,
Ser. 2003-A, Class A4
3.02%	10/15/10	Aaa	2,000	1,977,475
MBNA Master Credit Card Trust,
Ser. 1999-J, Cl. A
7.00%	02/15/12	Aaa	1,830	2,061,317

SEE NOTES TO FINANCIAL STATEMENTS.

B35

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Asset Backed Securities (cont’d.)
Ser. 2000-E, Cl. A
7.80%	10/15/12	Aaa	$2,940	$3,462,807
Prestige Auto Receivables Trust,
Ser. 2004-1, Class A2, 144A
3.69%	06/15/11(j)	Aaa	1,730	1,732,855
Residential Asset Mortgage Products, Inc.,
Ser. 2004-RS11, Class MII1
2.98%	12/25/34(g)	Aa1	1,400	1,400,000
WFS Financial Owner Trust,
Ser. 2004-4, Class D
3.58%	05/17/12	Baa2	1,440	1,436,082

				21,302,064

Automotive — 0.3%
Auburn Hills Trust,
Debs.
12.375%	05/01/20	A3	1,080	1,693,943
DaimlerChrysler NA Holdings Corp.,
Notes
6.50%	11/15/13	A3	460	498,923
Equus Cayman Finance Ltd.
144A, (Cayman Islands), Notes
5.50%	09/12/08(j)	Baa3	315	326,575
Ford Motor Co.,
Notes
7.45%	07/16/31(b)	Baa1	2,225	2,237,767
Ford Motor Credit Co.,
Notes
5.70%	01/15/10	A3	560	565,098
7.00%	10/01/13(b)	A3	755	800,399
General Motors Acceptance Corp.,
Notes
6.75%	12/01/14	Baa1	1,860	1,862,543
Sr. Unsub. Notes
5.85%	01/14/09	Baa1	2,800	2,836,870
6.125%	01/22/08	Baa1	575	591,864
General Motors Corp.,
Notes
7.20%	01/15/11(b)	Baa2	580	594,872
Hyundai Motor Manufacturing LLC,
Gtd. Notes, 144A
5.30%	12/19/08(j)	Baa3	500	515,121

				12,523,975

Banking — 0.5%
Bank of America Corp.,
Sr. Notes
5.375%	06/15/14	Aa2	2,100	2,191,507
Bank One Corp.,
Sub. Notes
7.875%	08/01/10	A1	2,250	2,624,465
Citigroup, Inc.,
Notes
5.625%	08/27/12	Aa2	2,800	2,981,832
6.00%	10/31/33	Aa2	935	967,623
6.625%	06/15/32	Aa2	515	576,805
Sub. Notes, 144A
5.00%	09/15/14(j)	Aa2	454	456,190

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Banking (cont’d.)
HBOS PLC (United Kingdom),
Sub. Notes, 144A
6.00%	11/01/33(j)	Aa3	$170	$177,061
J.P. Morgan Chase & Co.,
Sr. Notes
4.50%	11/15/10	Aa3	740	750,223
5.25%	05/30/07	Aa3	210	218,315
Sub. Notes
6.50%	01/15/09	A1	1,100	1,197,294
Mellon Bank NA,
Sub. Notes
4.75%	12/15/14	A1	615	609,749
Mizuho Financial Ltd.
144A, (Cayman Islands), Bank Gtd.
Notes
5.79%	04/15/14(j)	A2	815	856,075
Santander Central Hispano Issuances,
Bank Gtd. Notes
7.625%	09/14/10	A1	695	809,951
Wachovia Bank NA,
Sub. Notes
7.80%	08/18/10	Aa3	2,100	2,466,370
Wachovia Corp.,
Sub. Notes
5.25%	08/01/14	A1	155	158,860
Washington Mutual Bank,
Sub. Notes
5.125%	01/15/15	A3	500	496,603
Wells Fargo & Co.,
Sub. Notes
5.125%	09/15/16	Aa2	1,060	1,064,903
Wells Fargo Bank,
Sub. Notes
6.45%	02/01/11	Aa1	2,000	2,224,128

				20,827,954

Brokerage — 0.3%
Credit Suisse First Boston USA, Inc.,
Notes
4.875%	01/15/15	Aa3	1,445	1,427,094
Goldman Sachs Group LP,
Notes
5.00%	10/01/14	Aa3	965	963,637
Lehman Brothers Holdings, Inc.,
Notes
6.625%	01/18/12	A1	1,670	1,867,374
Merrill Lynch & Co., Inc.,
Notes
5.00%	01/15/15	Aa3	1,375	1,369,612
5.45%	07/15/14	Aa3	515	532,779
Morgan Stanley,
Notes
4.00%	01/15/10(b)	Aa3	1,365	1,349,494
Sub. Notes
4.75%	04/01/14	A1	1,170	1,140,057
The Goldman Sachs Group, Inc.,
Sub. Notes
6.345%	02/15/34	A1	970	1,010,065

				9,660,112

SEE NOTES TO FINANCIAL STATEMENTS.

B36

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Building Materials & Construction — 0.1%
American Standard, Inc.,
Gtd. Notes
7.625%	02/15/10	Baa3	$770	$880,324
CRH America, Inc.,
Gtd. Notes
6.40%	10/15/33	Baa1	500	546,153
D.R. Horton, Inc.,
Sr. Notes
5.625%	09/15/14(b)	Ba1	1,230	1,226,925
Hanson PLC,
Sr. Unsub.
7.875%	09/27/10	Baa1	800	929,350
The Ryland Group, Inc.,
Sr. Notes
5.375%	06/01/08	Baa3	440	457,600

				4,040,352

Cable — 0.2%
Comcast Corp.,
Notes
7.05%	03/15/33	Baa3	325	371,874
Continental Cablevision, Inc.,
Sr. Notes
8.30%	05/15/06	Baa3	4,000	4,249,236
Cox Communications, Inc.,
Class A, Notes, 144A
4.625%	01/15/10(j)	Baa3	1,220	1,217,187
5.45%	12/15/14(j)	Baa3	660	659,975
Rogers Cablesystems, Inc.
(Canada), Sr. Notes
10.00%	03/15/05	Ba3	1,750	1,774,062

				8,272,334

Capital Goods — 0.3%
Caterpillar, Inc.,
Debs.
7.25%	09/15/09	A2	700	791,909
Cooper Cameron Corp.,
Sr. Notes
2.65%	04/15/07	Baa1	330	321,362
Erac USA Finance Co.,
Notes, 144A
6.70%	06/01/34(j)	Baa1	900	977,461
FedEx Corp.,
Notes
2.65%	04/01/07	Baa2	1,600	1,567,083
Honeywell International, Inc.,
Bonds
6.125%	11/01/11	A2	1,095	1,206,062
Hutchison Whampoa International Ltd.,
Gtd. Notes, 144A
5.45%	11/24/10(j)	A3	825	854,435
Roper Industries Bank Loan,
3.72%	12/13/09	Ba2	1,350	1,354,219
Tyco International Group SA,
Gtd. Notes
6.00%	11/15/13	Baa3	1,265	1,378,168

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Capital Goods (cont’d.)
United Technologies Corp.,
Debs.
8.875%	11/15/19	A2	$460	$625,585
Notes
6.35%	03/01/11	A2	825	919,097
Waste Management, Inc.,
Gtd. Notes
7.75%	05/15/32	Baa3	540	668,740

				10,664,121

Chemicals — 0.2%
Eastman Chemical Co.,
Notes
3.25%	06/15/08	Baa2	710	692,919
7.00%	04/15/12(b)	Baa2	445	507,172
ICI Wilmington, Inc.,
Gtd. Notes
5.625%	12/01/13	Baa3	1,470	1,522,467
Lubrizol Corp.,
Sr. Notes
4.625%	10/01/09	Baa3	860	858,673
5.50%	10/01/14	Baa3	630	633,713
The Dow Chemical Co.,
Notes
5.75%	11/15/09	A3	300	320,906
5.97%	01/15/09	A3	390	418,148
6.00%	10/01/12	A3	700	764,782
6.125%	02/01/11	A3	685	750,290

				6,469,070

Collateralized Mortgage Obligations — 0.2%
Countrywide Alternative Loan Trust,
Ser. 2004-18CB, Class 3A1
5.25%	09/25/19	Aaa	2,884	2,887,212
Master Alternative Loans Trust
5.00%	04/25/19	Aaa	1,824	1,848,289
Structured Adjustable Rate Mortgage Loan
4.17%	02/25/34(g)	Aaa	2,781	2,791,178
Washington Mutual, Inc.
4.38%	12/25/32(g)	Aaa	1,113	1,118,869
5.502%	04/26/32(g)	Aaa	625	624,839

				9,270,387

Commercial Mortgage Backed Securities — 1.7%
Bank of America Commercial Mortgage, Inc.
4.153%	11/10/38	Aaa	2,800	2,757,380
4.873%	03/11/41	AAA(e)	2,500	2,555,371
Commercial Mortgage Pass-Through Certificate
144A
1.117%	03/10/39(j)	Aaa	14,519	619,105
CS First Boston Mortgage Securities Corp.,
Ser. 2004-C3, Class A4
4.835%	07/15/36	Aaa	4,280	4,347,314
Ser. 2004-C4, Class A4
4.283%	10/15/39	Aaa	1,400	1,387,265
DLJ Commercial Mortgage Corp.,
Ser. 2000-CF1, Class A1B
7.62%	06/10/33	AAA(e)	2,710	3,106,719

SEE NOTES TO FINANCIAL STATEMENTS.

B37

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Commercial Mortgage Backed Securities (cont’d.)
General Electric Capital Commercial Mortgage Corp.
0.704%	03/10/40(g)	Aaa	$26,400	$776,020
Greenwich Capital Commercial Funding Corp.
4.022%	01/05/36	Aaa	5,000	4,992,468
4.111%	07/05/35	Aaa	7,700	7,430,189
4.533%	01/05/36	Aaa	2,750	2,769,439
J.P. Morgan Commercial Mortgage Finance Corp.
5.255%	07/12/37	Aaa	2,100	2,184,792
7.371%	08/15/32	Aaa	8,250	9,360,498
KeyCorp
7.727%	05/17/32	Aaa	9,000	10,308,321
LB-UBS Commercial Mortgage Trust
4.826%	08/15/29(g)	AAA(e)	3,910	3,961,913
4.83%	11/15/27	Aaa	1,460	1,488,790
LB-UBS Commercial Mortgage Trust,
Ser. 2004-C8, Class A6
4.799%	12/15/29(g)	Aaa	4,260	4,258,278
Merrill Lynch Mortgage Trust,
Sr. 2004-KEY2, Class A3
4.615%	08/12/39	Aaa	2,000	1,999,753
PNC Mortgage Acceptance Corp.
7.33%	12/10/32	AAA(e)	2,100	2,373,591

				66,677,206

Consumer — 0.1%
Cendant Corp.,
Notes
6.875%	08/15/06	Baa1	1,320	1,388,726
Sr. Notes
6.25%	01/15/08	Baa1	885	944,488
7.375%	01/15/13	Baa1	1,065	1,232,027
The Clorox Co.
Notes, 144A
5.00%	01/15/15(j)	A3	1,530	1,556,368

				5,121,609

Electric — 0.7%
Arizona Public Service Co.,
Notes
7.625%	08/01/05	Baa1	5,000	5,129,970
Boston Edison Co.,
Debs.
4.875%	04/15/14	A1	565	572,454
CenterPoint Energy Houston Electric LLC,
Mtge. Bonds, Ser. J2
5.70%	03/15/13	Baa2	740	784,266
Mtge. Bonds, Ser. K2
6.95%	03/15/33	Baa2	590	691,488
Consolidated Edison Co. of NY,
Debs.
5.70%	02/01/34	A1	425	436,367
Consumers Energy Co.,
First Mtge. Bonds, Ser. B
5.375%	04/15/13	Baa3	325	336,113
Dominion Resources, Inc.,
Sr. Notes
5.125%	12/15/09	Baa1	970	1,003,663

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Electric (cont’d.)
Duke Capital LLC,
Sr. Notes
4.331%	11/16/06	Baa3	$700	$708,781
6.25%	02/15/13	Baa3	235	253,984
8.00%	10/01/19	Baa3	215	262,373
Energy East Corp.,
Notes
6.75%	09/15/33	Baa2	630	706,038
FirstEnergy Corp.,
Notes
7.375%	11/15/31	Baa3	735	839,358
Florida Power & Light Co.,
5.95%	10/01/33	Aa3	610	653,597
Indiana Michigan Power Co.,
Sr. Notes
5.05%	11/15/14	Baa2	460	459,723
National Rural Utilities Cooperative Finance Corp.,
Notes
7.25%	03/01/12	A2	715	825,257
NiSource Finance Corp.,
Gtd. Notes
7.625%	11/15/05	Baa3	600	621,857
Oncor Electric Delivery Co.,
Debs.
6.375%	01/15/15	Baa1	345	380,131
7.00%	09/01/22	Baa2	475	541,743
7.25%	01/15/33	Baa1	250	296,997
Pacific Gas & Electric Co.,
First Mtge.
6.05%	03/01/34	Baa2	1,930	2,004,529
PacifiCorp,
First Mtge.
5.45%	09/15/13	A3	300	313,988
Pepco Holdings, Inc.,
Notes
5.50%	08/15/07	Baa2	565	587,553
PPL Electric Utilities,
Second Mtge.
6.25%	08/15/09	Baa1	1,500	1,630,426
Progress Energy, Inc.,
Sr. Notes
6.75%	03/01/06	Baa2	1,410	1,463,095
Southern California Edison Co.,
First Mtge.
4.65%	04/01/15	A3	470	461,077
5.75%	04/01/35	A3	250	256,372
8.00%	02/15/07	A3	1,395	1,519,128
TXU Corp.,
Notes, 144A
6.50%	11/15/24(j)	Ba1	1,415	1,417,362
Westar Energy, Inc.,
First Mtge.
6.00%	07/01/14	Ba1	550	591,279
Xcel Energy, Inc.,
Sr. Notes
3.40%	07/01/08	Baa1	605	593,151
7.00%	12/01/10	Baa1	190	214,174

				26,556,294

SEE NOTES TO FINANCIAL STATEMENTS.

B38

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Energy – Integrated — 0.1%
Conoco, Inc.,
Sr. Notes
6.95%	04/15/29	A3	$570	$673,087
ConocoPhillips,
Notes
8.75%	05/25/10	A3	1,505	1,836,662
Marathon Oil Corp.,
Notes
6.125%	03/15/12	Baa1	765	833,569
Suncor Energy, Inc.,
Bonds
5.95%	12/01/34(b)	A3	445	466,520

				3,809,838

Energy – Other — 0.5%
B.J. Services Co.,
Sr. Notes
7.00%	02/01/06	Baa2	4,000	4,131,956
Chesapeake Energy Corp.,
Gtd. Notes
8.125%	04/01/11	Ba3	1	618
Devon Energy Corp.,
Sr. Notes
2.75%	08/01/06(d)	Baa2	2,390	2,361,994
Devon Financing Corp.,
Gtd. Notes
6.875%	09/30/11	Baa2	195	220,849
EnCana Corp. (Canada),
Bonds
6.50%	08/15/34	Baa2	840	922,154
Halliburton Co.,
Notes
5.50%	10/15/10	Baa2	150	157,992
Kerr-McGee Corp.,
Gtd. Notes
5.875%	09/15/06	Baa3	930	964,869
6.875%	09/15/11	Baa3	460	517,995
6.95%	07/01/24	Baa3	400	442,334
Occidental Petroleum Corp.,
Sr. Notes
6.75%	01/15/12(b)	Baa1	735	834,351
7.65%	02/15/06	Baa1	2,800	2,931,185
Parker & Parsley Petroleum Co.,
Sr. Notes
8.875%	04/15/05	Baa3	2,725	2,766,899
Pioneer Natural Resources Co.,
Sr. Notes
5.875%	07/15/16	Baa3	340	355,202
Precision Drilling Corp. (Canada),
Notes
5.625%	06/01/14	Baa2	390	406,102
Transocean, Inc.,
Notes
7.50%	04/15/31	Baa2	145	178,474
Union Oil Co.,
Gtd. Notes
7.35%	06/15/09	Baa2	650	733,943

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Energy – Other (cont’d.)
Valero Energy Corp.,
Notes
6.875%	04/15/12	Baa3	$315	$357,287
7.50%	04/15/32	Baa3	645	777,987
Woodside Petroleum Ltd.,
Notes, 144A
5.00%	11/15/13(j)	Baa1	1,400	1,416,026

				20,478,217

Foods — 0.6%
Albertson’s, Inc.,
Debs.
8.00%	05/01/31	Baa2	700	874,175
Archer-Daniels-Midland Co.,
Debs.
8.125%	06/01/12	A2	300	369,898
Bunge Ltd. Finance Corp.,
Notes
5.875%	05/15/13	Baa3	920	976,654
Cadbury Schweppes US Finance,
Notes, 144A
3.875%	10/01/08(j)	Baa2	810	807,162
Cargill, Inc.,
Notes, 144A
3.625%	03/04/09(j)	A2	1,875	1,847,513
ConAgra Foods, Inc.,
Notes
7.875%	09/15/10	Baa1	650	763,584
General Mills, Inc.,
Notes
5.125%	02/15/07	Baa2	350	359,351
Kellogg Co.,
Notes
6.60%	04/01/11	Baa1	1,875	2,100,420
Kraft Foods, Inc.,
Notes
4.625%	11/01/06	A3	2,700	2,755,669
5.25%	06/01/07	A3	300	310,763
5.625%	11/01/11	A3	2,400	2,541,461
Miller Brewing Co.,
Notes, 144A
5.50%	08/15/13(j)	Baa1	655	684,636
Safeway, Inc.,
Notes
2.50%	11/01/05	Baa2	1,400	1,392,086
4.95%	08/16/10(b)	Baa2	1,375	1,399,693
Tate & Lyle International Finance PLC (United Kingdom)
Notes, 144A
5.00%	11/15/14(j)	Baa2	2,040	2,020,012
The Kroger Co.,
Gtd. Notes
6.75%	04/15/12	Baa2	1,830	2,066,185
6.80%	04/01/11	Baa2	670	755,068
Tyson Foods, Inc.,
Notes
6.625%	10/17/05	Baa3	375	383,786

SEE NOTES TO FINANCIAL STATEMENTS.

B39

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Foods (cont’d.)
7.25%	10/01/06	Baa3	$405	$429,386
8.25%	10/01/11	Baa3	95	112,808
Yum! Brands, Inc.,
Sr. Notes
8.875%	04/15/11	Baa3	365	450,964

				23,401,274

Foreign Agencies — 0.1%
Korea Development Bank,
Notes
4.75%	07/20/09	A3	1,180	1,202,308
The Export-Import Bank of Korea,
Notes, 144A
4.125%	02/10/09(j)	A3	860	857,663

				2,059,971

Gaming
Harrah’s Casinos Co., Inc.,
Gtd. Notes
7.875%	12/15/05	Ba1	975	1,014,000
Harrah’s Operating Co., Inc.,
Gtd. Notes
5.50%	07/01/10	Baa3	625	646,953

				1,660,953

Health Care & Pharmaceutical — 0.2%
Bristol-Myers Squibb Co.,
Notes
5.75%	10/01/11	A1	555	594,392
Glaxosmithkline Capital, Inc.,
Gtd. Notes
4.375%	04/15/14	Aa2	255	248,438
Hospira, Inc.,
Notes
5.90%	06/15/14	Baa3	755	793,435
Merck & Co., Inc.,
Debs.
5.95%	12/01/28	Aa2	165	170,776
Pharmacia Corp.,
Debs.
6.50%	12/01/18	Aaa	1,550	1,760,808
6.75%	12/15/27	Aaa	915	1,064,339
WellPoint, Inc.,
Bonds, 144A
5.95%	12/15/34(j)	Baa1	785	792,643
Notes
3.50%	09/01/07	Baa1	1,560	1,551,350
Notes, 144A
5.00%	12/15/14(j)	Baa1	860	857,292
Wyeth,
Notes
6.45%	02/01/24	Baa1	475	505,206

				8,338,679

Insurance — 0.1%
Axa (France),
Sub. Notes
8.60%	12/15/30	A3	155	203,566

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Insurance (cont’d.)
Everest Reinsurance Holdings
(Bermuda), Notes
5.40%	10/15/14	A3	$615	$616,683
Marsh & McLennan Cos., Inc.,
Notes
5.375%	07/15/14	Baa2	230	224,725
MetLife, Inc.,
Notes
6.125%	12/01/11	A2	335	364,070
Sr. Notes
6.375%	06/15/34	A2	745	800,283
Phoenix Life Insurance Co.,
Notes, 144A
7.15%	12/15/34(j)	Baa2	430	428,918
The Hartford Financial Services Group, Inc.,
Sr. Notes
4.75%	03/01/14	A3	500	487,199
W. R. Berkley Corp.,
Sr. Notes
6.15%	08/15/19	Baa2	460	462,356
XL Capital Ltd.,
Sr. Notes
5.25%	09/15/14	A2	85	85,183

				3,672,983

Lodging — 0.2%
Carnival Corp.,
Gtd. Notes
3.75%	11/15/07	A3	2,205	2,207,597
Carnival PLC,
Gtd. Notes
7.30%	06/01/07	A3	260	280,433
Hilton Hotels Corp.,
Notes
7.625%	12/01/12	Baa3	650	760,126
Host Marriott LP,
Sr. Notes, 144A
7.00%	08/15/12(j)	Ba3	1,150	1,216,125
La Quinta Inns, Inc.,
Sr. Notes
7.40%	09/15/05	Ba3	1,700	1,729,750

				6,194,031

Media & Entertainment — 0.3%
British Sky Broadcasting Group PLC (United Kingdom),
Gtd. Notes
7.30%	10/15/06	Baa2	660	701,121
Clear Channel Communications, Inc.,
Sr. Notes
4.40%	05/15/11	Baa3	910	883,550
7.65%	09/15/10	Baa3	450	512,019
8.00%	11/01/08	Baa3	575	645,601
News America Holdings, Inc.,
Gtd. Notes
8.50%	02/15/05	Baa3	1,350	1,357,038
News America, Inc.,
Gtd. Notes
7.625%	11/30/28	Baa3	1,050	1,246,856

SEE NOTES TO FINANCIAL STATEMENTS.

B40

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Media & Entertainment (cont.d)
Notes, 144A
5.30%	12/15/14(b)(j)	Baa3	$1,380	$1,396,283
Time Warner Cos., Inc.,
Debs.
7.25%	10/15/17	Baa1	790	919,807
Time Warner, Inc.,
Gtd. Notes
7.70%	05/01/32	Baa1	1,100	1,345,430
Viacom, Inc.,
Gtd. Notes
7.875%	07/30/30	A3	375	481,637
Walt Disney Co.,
Sr. Notes
5.375%	06/01/07	Baa1	225	233,889
6.75%	03/30/06	Baa1	1,016	1,058,585

				10,781,816

Metals
Alcan, Inc.,
Notes
5.20%	01/15/14	Baa1	390	400,163
6.125%	12/15/33	Baa1	900	952,548

				1,352,711

Municipals — 0.1%
Illinois St., Taxable Pension, G.O.
5.10%	06/01/33	Aa3	4,880	4,711,591

Non Captive Finance — 0.3%
Capital One Bank Corp.,
Notes
6.50%	06/13/13	Baa3	20	21,854
6.875%	02/01/06	Baa2	1,540	1,597,565
CIT Group, Inc.,
Sr. Notes
5.50%	11/30/07	A2	990	1,036,353
General Electric Capital Corp.,
Notes
4.75%	09/15/14	Aaa	205	204,338
5.875%	02/15/12	Aaa	160	173,123
6.125%	02/22/11	Aaa	3,230	3,538,110
6.75%	03/15/32	Aaa	2,100	2,457,945
Household Finance Corp.,
Notes
4.75%	05/15/09	A1	640	656,273
6.375%	11/27/12	A1	155	171,257
7.00%	05/15/12	A1	1,300	1,484,570
HSBC Finance Corp.,
Notes
6.75%	05/15/11	A1	430	482,555
International Lease Finance Corp.,
Notes
3.50%	04/01/09	A1	580	564,759

				12,388,702

Non-Corporate — 0.2%
Pemex Project Funding Master Trust,
Gtd. Notes
9.50%	09/15/27	NR	2,200	2,772,000

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Non-Corporate (cont’d.)
Notes
7.875%	02/01/09	Baa1	$1,750	$1,966,125
8.50%	02/15/08	Baa1	1,430	1,612,325

				6,350,450

Paper — 0.1%
Georgia-Pacific Corp.,
Notes
8.875%	05/15/31	Ba3	550	687,500
International Paper Co.,
Notes
5.25%	04/01/16(b)	Baa2	480	479,153
MeadWestvaco Corp.,
Gtd. Notes
6.80%	11/15/32	Baa2	120	131,176
Notes
2.75%	12/01/05	Baa2	1,010	1,006,770
Weyerhaeuser Co.,
Notes
5.50%	03/15/05	Baa2	198	198,911
7.375%	03/15/32	Baa2	345	409,117

				2,912,627

Pipelines & Other — 0.1%
Atmos Energy Corp.,
Notes
4.00%	10/15/09	Baa3	1,270	1,255,416
Enterprise Products Operating LP,
Sr. Gtd. Notes
6.375%	02/01/13	Baa3	720	771,715
Sr. Notes, 144A
4.00%	10/15/07(j)	Baa3	780	778,096
Magellan Midstream Partners LP,
Unsub. Notes
5.65%	10/15/16	Ba1	610	616,742

				3,421,969

Railroads — 0.1%
Norfolk Southern Corp.,
Bonds
7.80%	05/15/27	Baa1	495	620,008
Union Pacific Corp.,
Notes
6.625%	02/01/08	Baa2	1,390	1,510,157

				2,130,165

Real Estate Investment Trust — 0.2%
ERP Operating LP,
Notes
6.63%	04/13/15	Baa1	1,650	1,666,779
Simon Debartolo Group, Inc.,
Notes
6.75%	06/15/05	Baa2	5,000	5,079,455

				6,746,234

Retailers — 0.1%
CVS Corp.,
Notes
4.875%	09/15/14	A3	650	650,203

SEE NOTES TO FINANCIAL STATEMENTS.

B41

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Retailers (cont’d.)
May Department Stores Co.,
Gtd. Notes
8.50%	06/01/19	Baa2	$435	$535,187
Target Corp.,
Notes
5.95%	05/15/06	A2	1,000	1,037,345
7.50%	07/15/06	A2	1,150	1,220,715

				3,443,450

Technology — 0.2%
Computer Associates International, Inc.,
Sr. Notes
6.375%	04/15/05	Ba1	575	580,272
Sr. Notes, 144A
4.75%	12/01/09(j)	Ba1	1,175	1,183,597
Computer Sciences Corp.,
Notes
6.75%	06/15/06	A3	290	303,645
Equifax, Inc.,
Notes
4.95%	11/01/07	Baa1	320	330,975
First Data Corp.,
Notes
4.85%	10/01/14	A1	1,885	1,892,455
Hewlett-Packard Co.,
Notes
7.15%	06/15/05	A3	240	244,568
International Business Machines Corp.,
Debs.
5.875%	11/29/32(b)	A1	1,150	1,216,177
Jabil Circuit, Inc.,
St. Notes
5.875%	07/15/10(b)	Baa3	770	810,519
Motorola, Inc.,
Notes
4.608%	11/16/07	Baa3	950	968,751
7.625%	11/15/10	Baa3	750	869,972
SunGard Data Systems, Inc.,
Bonds
4.875%	01/15/14	Baa2	370	359,604
Notes
3.75%	01/15/09	Baa2	700	679,858

				9,440,393

Telecommunications — 0.9%
AT&T Wireless Services, Inc.,
Notes
8.125%	05/01/12	Baa2	640	773,660
Sr. Notes
7.35%	03/01/06	Baa2	1,756	1,837,020
8.75%	03/01/31	Baa2	539	726,741
BellSouth Corp.,
Bonds
5.20%	09/15/14	A2	1,290	1,314,796
6.55%	06/15/34(b)	A2	795	866,268
Notes
4.20%	09/15/09	A2	1,175	1,178,069

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Telecommunications (cont’d.)
British Telecom PLC (United Kingdom),
Bonds
7.00%	05/23/07	NR	$1,265	$1,355,448
8.875%	12/15/30	Baa1	1,305	1,747,422
CenturyTel, Inc.,
Sr. Notes
7.875%	08/15/12	Baa2	130	152,986
Citizens Communications Co.,
Debs.
7.60%	06/01/06	Ba3	1,100	1,163,250
Deutsche Telekom International Finance BV (Netherlands),
Gtd. Notes
8.75%	06/15/30	Baa1	340	448,956
9.25%	06/01/32	Baa1	745	1,060,199
Koninlijke (Royal) KPN NV (Netherlands),
Sr. Notes
8.00%	10/01/10	Baa1	1,720	2,030,183
Pacific Bell,
Notes
7.25%	11/01/27	A2	380	412,336
SBC Communications, Inc.,
Bonds
6.45%	06/15/34	A2	370	396,406
Notes
4.125%	09/15/09(b)	A2	1,070	1,068,047
5.10%	09/15/14	A2	670	676,227
6.15%	09/15/34	A2	530	545,837
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28(b)	Baa3	2,195	2,403,058
8.75%	03/15/32	Baa3	230	306,431
Telecom de Puerto Rico,
Gtd. Notes
6.65%	05/15/06	Baa1	2,700	2,800,097
6.80%	05/15/09	Baa1	3,065	3,262,870
Telecom Italia Capital,
Gtd. Notes
5.25%	11/15/13	Baa2	775	783,320
Gtd. Notes, 144A
4.95%	09/30/14(j)	Baa2	2,070	2,028,060
6.00%	09/30/34(j)	Baa2	2,140	2,092,181
Telefonica Europe BV (Netherlands),
Gtd. Notes
7.75%	09/15/10	A3	1,150	1,348,594
Telus Corp.,
Notes
8.00%	06/01/11	Baa3	1,255	1,487,275
Verizon Global Funding Corp.,
Notes
7.75%	12/01/30	A2	320	397,864
Verizon New York, Inc.,
Debs.
7.375%	04/01/32(b)	Baa2	875	1,003,675
Vondafone Group PLC (United Kingdom),
Notes
5.375%	01/30/15	A2	205	213,039

SEE NOTES TO FINANCIAL STATEMENTS.

B42

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Telecommunications (cont’d.)
7.75%	02/15/10	A2	$800	$928,366

				36,808,681

Tobacco
Altria Group, Inc.,
Notes
7.00%	07/15/05	Baa2	460	467,125
7.65%	07/01/08(b)	Baa2	590	648,961

				1,116,086

Foreign Government Bonds — 0.2%
Hydro-Quebec (Canada)
7.50%	04/01/16	A1	600	740,161
8.00%	02/01/13	A1	1,500	1,851,195
Quebec Province (Canada),
Debs.
5.75%	02/15/09	A1	500	535,643
Republic of Italy (Italy)
5.375%	06/15/33	AA-(e)	800	800,088
6.00%	02/22/11	Aa2	390	426,979
Republic of South Africa (South Africa)
6.50%	06/02/14	Baa2	475	520,125
United Mexican States
(Mexico), Notes
7.50%	01/14/12	Baa2	1,500	1,701,000

				6,575,191

Mortgage Backed Securities — 7.8%
Federal Home Loan Mortgage Corp.
4.50%	11/01/18-06/01/19(h)		5,988	5,972,333
5.00%	06/01/18-05/01/34(h)		15,486	15,651,789
5.001%	TBA		4,000	4,060,000
5.50%	12/01/33-06/01/34(h)		14,889	15,135,849
6.00%	12/01/33(h)		2,563	2,653,101
6.001%	TBA		8,000	8,262,496
6.50%	05/01/14-09/01/14(h)		849	900,013
7.00%	01/01/31-11/01/33(h)		10,762	11,406,411
Federal National Mortgage Assn.
4.00%	06/01/19(h)		2,870	2,801,246
4.50%	01/01/19-03/01/34(h)		15,579	15,396,373
5.00%	10/01/18-04/01/34(h)		31,330	31,256,714
5.001%	TBA		7,000	7,109,375
5.001%	TBA		14,000	13,886,250
5.054%	07/01/33(h)		2,215	2,271,276
5.50%	03/01/16-04/01/34(h)		53,809	54,718,314
5.501%	TBA		9,000	9,298,125
5.501%	TBA		16,000	16,240,000
6.00%	04/01/13-03/01/34(h)		14,757	15,334,238
6.001%	TBA		3,500	3,666,250
6.001%	TBA		23,800	24,603,250
6.50%	07/01/17-09/01/34(h)		8,303	8,724,532
6.501%	TBA		3,500	3,669,533
7.00%	08/01/11-07/01/32(h)		3,115	3,308,537
7.50%	06/01/12-05/01/32(h)		2,932	3,125,254
Government National Mortgage Assn.
5.50%	08/15/33-02/15/34		2,385	2,437,628
6.00%	02/15/33-06/20/34		5,248	5,440,113
6.50%	10/15/23-08/15/32		12,657	13,361,336

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Mortgage Backed Securities (cont’d.)
8.00%	01/15/24-04/15/25		$542	$591,819

				301,282,155

U.S. Government Agency Obligations — 3.8%
Federal Farm Credit Bank,
3.00%	12/17/07(b)		10,180	10,077,599
Federal Home Loan Bank
3.75%	08/18/09		1,895	1,890,990
3.875%	01/15/10(b)		6,800	6,780,647
4.50%	05/13/11		4,515	4,592,717
Federal Home Loan Mortgage Corp.
2.75%	10/15/06(b)		12,500	12,401,113
2.875%	05/15/07(b)		1,910	1,890,514
4.875%	11/15/13		225	231,372
7.00%	03/15/10		2,505	2,860,820
Federal National Mortgage Assn.
3.25%	08/15/08		2,250	2,220,345
4.25%	05/15/09(b)		6,045	6,150,715
5.25%	08/01/12		6,535	6,780,912
5.50%	07/18/12		7,200	7,286,789
7.125%	06/15/10		13,185	15,155,129
United States Treasury Bonds
5.375%	02/15/31(b)		8,068	8,724,154
6.00%	02/15/26(b)		1,885	2,159,283
6.25%	08/15/23		2,500	2,926,855
8.875%	08/15/17		1,950	2,763,362
8.875%	02/15/19(b)		6,050	8,703,730
9.00%	11/15/18(b)		5,727	8,295,428
9.125%	05/15/18(b)		3,995	5,810,540
9.25%	02/15/16		1,647	2,351,028
United States Treasury Notes
1.625%	09/30/05(b)		5,000	4,963,085
2.50%	10/31/06(b)		8,580	8,499,897
2.75%	08/15/07(b)		8,465	8,372,080
3.125%	05/15/07(b)		2,104	2,102,931
4.75%	05/15/14		435	453,318
United States Treasury Strips, I/O
Zero	05/15/18		1,248	656,843
Zero	05/15/25(b)		1,969	696,246

				145,798,442

TOTAL LONG-TERM BONDS (cost $824,274,017)				838,173,881

TOTAL LONG-TERM INVESTMENTS (cost $3,266,188,098)				3,602,497,979

SHORT-TERM INVESTMENTS — 28.6%
Corporate Bonds — 1.3%
EL Sevier Finance
2.38%	02/01/05		25,000	24,948,764
2.40%	02/01/05		16,000	15,966,933
2.47%	01/19/05		10,000	9,987,650

				50,903,347

U.S. Government Agency Obligations — 0.3%
United States Treasury Bills
2.18%	03/17/05(d)		10,000	9,954,896

SEE NOTES TO FINANCIAL STATEMENTS.

B43

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

SHORT-TERM INVESTMENTS (Continued)	Shares	Value (Note 2)

Mutual Fund — 27.0%
Dryden Core Investment Fund —Taxable Money Market Series (cost $1,049,015,143; Note 4)(c)	1,049,015,143	$1,049,015,143

TOTAL SHORT-TERM INVESTMENTS (cost $1,109,873,386)		1,109,873,386

TOTAL INVESTMENTS — 121.3% (cost $4,376,061,484; Note 6)		4,712,371,365
VARIATION MARGIN ON OPEN FUTURES CONTRACTS, NET(k)		129,238
LIABILITIES IN EXCESS OF OTHER ASSETS — (21.3)%		(829,020,101)

TOTAL NET ASSETS — 100%		$3,883,480,502

The following abbreviations are used in portfolio descriptions:

G.O.	General Obligation
I/O	Interest Only
NR	Not rated by Moody’s or Standard and Poor’s.
TBA	Securities purchased on a forward commitment basis.

(a)	Non-income producing security.

(b)	Portion of securities on loan with an aggregate market value of $718,584,562; cash collateral $746,870,215 was received with which the portfolio purchased securities.

(c)	Represents security, or portion thereof, purchased with cash collateral for securities on loan.

(d)	Security segregated as collateral for futures contracts.

(e)	Standard & Poor’s rating.

(f)	Indicates a fair valued security.

(g)	Indicates a variable rate security.

(h)	Security segregated as collateral for TBA’s.

(i)	Indicates a security that has been deemed illiquid. The aggregate cost of the illiquid security is $1,170,000. The aggregate value, $1,173,610 represents .03% of the net assets.

(j)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers unless otherwise noted 144A securities are deemed to be liquid.

(k)	Open futures contracts as of December 31, 2004 were as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2004	Unrealized Appreciation (Depreciation)
Long Positions:
68	Eurodollar	Sept 05	$16,412,847	$16,423,700	$10,853
289	S&P 500 Index	Mar 05	85,341,700	87,689,825	2,348,125
117	S&P MidCap 400 Index	Mar 05	37,741,275	38,922,975	1,181,700
917	U.S. Treasury 5 YR Notes	Mar 05	100,354,188	100,440,156	85,968
76	U.S. Treasury 5 YR Notes	Mar 05	8,314,825	8,324,375	9,550

					3,636,196

Short Positions:
104	U.S. Treasury 10 YR Notes	Mar 05	11,611,512	11,641,500	(29,988)
2	U.S. Treasury Bonds	Mar 05	224,871	225,000	(129)
165	U.S. Treasury 2 YR Notes	Mar 05	34,634,109	34,582,969	51,140

					21,023

					$3,657,219

SEE NOTES TO FINANCIAL STATEMENTS.

B44

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Mutual Fund	27.0%
Mortgage Backed Securities	9.5
Financial Services	6.4
Drugs & Medical Supplies	6.4
Oil & Gas	5.5
Computer Services	5.5
Retail	5.2
Banks & Savings & Loans	4.7
U.S. Government Agency Obligations	4.1
Diversified Operations	3.7
Telecommunications	3.4
Food & Beverage	3.3
Insurance	2.9
Media	2.5
Computers	2.1
Aerospace/Defense	2.1
Semiconductors	1.9
Utilities — Electric	1.4
Corporate Bonds	1.3
Cosmetics & Soaps	1.3
Electronics	1.3
Healthcare	1.3
Restaurants	1.1
Metal — Steel	1.1
Pharmaceuticals	1.0
Chemicals	1.0
Autos — Cars & Trucks	0.9
Trucking & Shipping	0.9
Construction	0.8
Tobacco	0.7
Electric	0.7
Machinery	0.6
Internet Software & Services	0.6
Asset Backed Securities	0.5
Schools	0.5
Real Estate Investment Trust	0.5
Banking	0.5
Energy — Other	0.5
Forest Products	0.4
Consumer Products	0.3
Apparel	0.3
Commercial Services	0.3
Manufacturing	0.3
Household & Personal Care Products	0.3
Automobiles & Automotives	0.3
Non-Captive Finance	0.3
Capital Goods	0.3
Brokerage	0.3
Technology	0.2
Office Equipment & Supplies	0.2
Collateralized Mortgage Obligations	0.2
Leisure	0.2
Cable	0.2
Foreign Government Bonds	0.2
Software	0.2
Containers & Packaging	0.2
Gas Pipelines	0.2
Lodging	0.2

Non-Corporate	0.2%
Hospital Management	0.1
Consumer Services	0.1
Municipals	0.1
Energy — Integrated	0.1
Distribution/Wholesale	0.1
Pipelines & Other	0.1
Airlines	0.1
Metals — Non Ferrous	0.1
Railroads	0.1
Paper	0.1
Miscellaneous Consumer Growth	0.1
Foreign Agencies	0.1
Building Materials & Construction	0.1

121.3
Liabilities in excess of other assets	(21.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B45

GLOBAL PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 98.5%		Value (Note 2)
COMMON STOCKS	Shares
Austria — 0.5%
Erste Bank der Oesterreichischen Sparkassen AG	69,300	$3,701,903

Bermuda — 2.3%
Marvell Technology Group, Ltd.(a)	276,500	9,807,455
Tyco International, Ltd.(b)	170,900	6,107,966

		15,915,421

Canada — 1.6%
Research In Motion Ltd.(a)	49,200	4,055,064
Suncor Energy, Inc.	198,700	7,033,980

		11,089,044

France — 4.1%
Schneider Electric SA	114,200	7,947,587
Total SA	92,882	20,288,348

		28,235,935

Republic of Germany — 5.5%
Deutsche Telekom AG(a)	449,100	10,163,810
Metro AG	189,300	10,418,318
RWE AG	61,300	3,391,206
SAP AG, ADR	175,600	7,763,276
Siemens AG	73,800	6,257,502

		37,994,112

Hong Kong — 1.8%
Cheung Kong Holdings, Ltd.	360,100	3,602,066
Cosco Pacific, Ltd.	3,494,000	7,282,257
Esprit Holdings, Ltd.	245,000	1,481,467

		12,365,790

Ireland — 1.3%
Anglo Irish Bank Corp., PLC	364,100	8,824,117

Italy — 3.8%
Enel SpA	895,100	8,796,484
Eni SpA	226,386	5,668,112
Riunione Adriatica di Sicurta SpA	528,843	11,961,326

		26,425,922

Japan — 11.1%
Asahi Glass Co., Ltd.(b)	821,000	9,053,674
Cannon, Inc.	124,100	6,697,307
JFE Holdings, Inc.	362,200	10,338,977
Mitsubishi Corp.(b)	543,000	7,016,024
Mitsubishi Estate Co., Ltd.(b)	943,000	11,043,232
Mitsui & Co., Ltd.	1,045,000	9,372,060
Nidec Corp.	80,100	9,763,336
Nissan Motor Co., Ltd.	491,300	5,341,155
Sumitomo Realty & Development Co., Ltd.	636,000	8,292,144

		76,917,909

Spain — 2.7%
Banco Bilbao Vizcaya Argentaria, S.A.(b)	517,665	9,182,450
Telefonica SA	487,382	9,181,887

		18,364,337

Switzerland — 6.9%
Alcon, Inc.	110,400	8,898,240

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Switzerland (cont’d.)
Novartis AG, ADR	212,900	$10,759,966
Roche Holding AG, ADR	124,200	14,297,581
UBS AG — Registered	166,200	13,936,479

		47,892,266

United Kingdom — 7.4%
BHP Billiton PLC	307,100	3,599,519
Cadbury Schweppes PLC	626,500	5,833,669
Exel PLC	525,102	7,288,883
Royal Bank of Scotland Group PLC	388,582	13,070,608
Tesco PLC	2,274,500	14,050,232
Vodafone Group PLC	2,581,154	6,999,731

		50,842,642

United States — 49.5%
Activision, Inc.(a)	246,850	4,981,433
Agilent Technologies, Inc.(a)	211,500	5,097,150
American Express Co.	159,200	8,974,104
American International Group, Inc.	91,300	5,995,671
Amgen, Inc.(a)	160,400	10,289,660
Apple Computer, Inc.(a)	178,300	11,482,520
Bank of New York Co., Inc. (The)	203,000	6,784,260
Bed Bath & Beyond, Inc.(a)	232,800	9,272,424
BJ Services Co.	125,300	5,831,462
Cendant Corp.	213,900	5,000,982
Charles Schwab Corp. (The)	370,700	4,433,572
Chico’s FAS, Inc.(a)(b)	165,600	7,539,768
Cisco Systems, Inc.(a)	312,600	6,033,180
Costco Wholesale Corp.(b)	126,500	6,123,865
Dell, Inc.(a)	183,600	7,736,904
eBay, Inc.(a)	31,500	3,662,820
Electronic Arts, Inc.(a)(b)	146,200	9,017,616
Eli Lilly & Co.	157,100	8,915,425
ENSCO International, Inc.	244,600	7,763,604
General Electric Co.	342,400	12,497,600
Gilead Sciences, Inc.(a)	296,750	10,383,282
Google, Inc. (Class “A” Stock)(a)(b)	11,500	2,220,650
IAC / InterActiveCorp.(a)(b)	302,100	8,344,002
J. P. Morgan Chase & Co.	324,200	12,647,042
Kroger Co. (The)(a)	348,700	6,116,198
Lehman Brothers Holdings, Inc.	59,800	5,231,304
Lowe’s Cos., Inc.	176,800	10,181,912
MedImmune, Inc.(a)	15,100	409,361
Mercury Interactive Corp.(a)(b)	152,100	6,928,155
Microsoft Corp.	349,100	9,324,461
Monsanto Co.	232,400	12,909,820
Nextel Communications, Inc. (Class “A” Stock)(a)(b)	228,100	6,843,000
P.F. Chang’s China Bistro, Inc.(a)(b)	82,300	4,637,605
PETsMART, Inc.	114,600	4,071,738
Phelps Dodge Corp.	94,300	9,328,156
Praxair, Inc.	181,600	8,017,640
Procter & Gamble Co.	164,100	9,038,628
QUALCOMM, Inc.	218,100	9,247,440
Schlumberger, Ltd.	183,000	12,251,850
Sirius Satellite Radio, Inc.(a)(b)	130,200	996,030
Smith International, Inc.(a)	108,000	5,876,280
Target Corp.	155,600	8,080,308

SEE NOTES TO FINANCIAL STATEMENTS.

B46

GLOBAL PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
United States (cont’d.)
UnitedHealth Group, Inc.	95,100	$8,371,653
Univision Communications, Inc. (Class “A” Stock)(a)(b)	254,000	7,434,580
WellPoint, Inc.(a)	29,200	3,358,000
Williams-Sonoma, Inc.(a)(b)	126,700	4,439,568
XM Satellite Radio Holdings, Inc. (Class “A” Stock)(a)(b)	56,400	2,121,768
Yahoo! Inc.(a)	162,400	6,119,232

		342,363,683

TOTAL LONG-TERM INVESTMENTS (cost $578,935,091)		680,933,081

SHORT-TERM INVESTMENT — 10.3%
Mutual Fund
Dryden Core Investment Fund –Taxable Money Market Series (cost $71,080,622; Note 4)(c)	71,080,622	71,080,622

TOTAL INVESTMENTS — 108.8% (cost $650,015,713; Note 6)		752,013,703
UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS, NET(d)		16,623
LIABILITIES IN EXCESS OF OTHER ASSETS — (8.8)%		(60,943,612)

NET ASSETS — 100.0%		$691,086,714

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Mutual Fund	10.3%
Software	5.5
Specialty Retail	5.3
Food & Staples Retailing	5.3
Commercial Banks	5.0
Pharmaceuticals	4.9
Industrial Conglomerates	4.9
Oil & Gas	4.7
Energy Equipment & Services	4.6
Capital Markets	4.4
Real Estate	3.3
Biotechnology	3.1
Chemicals	3.0
Diversified Telecommunication Services	2.8
Communications Equipment	2.8
Computers & Peripherals	2.8
Insurance	2.6
Trading Companies & Distributors	2.4
Electronic Equipment & Instruments	2.2
Metals & Mining	2.0
Wireless Telecommunication Services	2.0
Diversified Financial Services	1.8
Internet & Catalog Retail	1.7
Health Care Providers & Services	1.7
Media	1.5
Semiconductors & Semiconductor Equipment	1.4
Household Products	1.3
Building Products	1.3
Consumer Finance	1.3
Health Care Equipment & Supplies	1.3
Electric Utilities	1.3
Internet Software & Services	1.2
Multiline Retail	1.2
Electrical Equipment	1.2
Air Freight & Logistics	1.1
Transportation Infrastructure	1.1
Office Electronics	1.0
Food Products	0.8
Automobiles	0.8
Commercial Services & Supplies	0.7
Hotels Restaurants & Leisure	0.7
Multi-Utilities & Unregulated Power	0.5

108.8
Liabilities in excess of other assets	(8.8)

100.0%

The following abbreviation is used in portfolio descriptions:

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	Portion of securities on loan with an aggregate market value of $65,091,647; cash collateral of $68,128,773 was received with which the portfolio purchased highly liquid short-term investments.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Outstanding forward foreign currency contract as of December 31, 2004 was as follows:

Forward Foreign Currency Contracts	Value at Settlement Date	Value at December 31, 2004	Unrealized Appreciation
Purchased:
Japanese Yen, expiring 1/4/05	$1,078,051	$1,094,674	$16,623

SEE NOTES TO FINANCIAL STATEMENTS.

B47

GOVERNMENT INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 92.9%	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Asset Backed Securities — 0.9%
MBNA Master Credit Card Trust, Series 1999-J, Class A	7.00%	02/15/12	$3,200	$3,604,489

Collateralized Mortgage Obligations — 6.5%
Federal Home Loan Mortgage Corp., Series 2496, Class PM	5.50%	09/15/17	2,819	2,899,230
Federal Home Loan Mortgage Corp., Series 2501, Class MC	5.50%	09/15/17	2,000	2,080,968
Federal Home Loan Mortgage Corp., Series 2513, Class HC	5.00%	10/15/17	2,339	2,352,992
Federal Home Loan Mortgage Corp., Series 2518, Class PV	5.50%	06/15/19	1,920	1,970,623
Federal National Mortgage Association, Series 1993-29, Class PH	6.50%	01/25/23	1,358	1,390,034
Federal National Mortgage Association, Series 2002-18, Class PC	5.50%	04/25/17	5,000	5,237,964
Federal National Mortgage Association, Series 2002-57, Class ND	5.50%	09/25/17	2,600	2,703,104
Federal National Mortgage Association, Series 2002-94, Class HQ	4.50%	01/25/18	6,419	6,334,190
Structured Adjustable Rate Mortgage Loan, Ser. 2004-1, Class 4A3	4.17%	02/25/34	1,599	1,604,927
Washington Mutual, Series 2002-AR4, Class A7	5.502%	04/26/32	250	249,936
Westpac Securitization Trust Limited, Series 1998-1G, Class A (Australia)(c)(d)	2.21%	07/19/29	694	694,350

				27,518,318

Commercial Mortgage Backed Securities — 6.4%
Bear Stearns Commercial Mortgage, Series 2004-T16, Class A5	4.60%	02/13/46	4,200	4,164,727
Bear Stearns Commercial Mortgage, Series 2000-WF1, Class A1	7.64%	02/15/32	1,526	1,630,957
First Union National Bank Commercial Mortgage Trust, Series 2000-C1, Class A1	7.739%	05/17/32	1,691	1,836,608
First Union National Bank Commercial Mortgage Trust, Series 2000-C2, Class A1	6.94%	10/15/32	1,978	2,096,069
First Union-Lehman Brothers Commercial Mortgage Trust, Series 1997-C1, Class A3	7.38%	04/18/29	4,146	4,411,752
GS Mortgage Securities Corp. II, Series 2003-C1, Class A3	4.608%	01/10/40	6,800	6,786,444
KeyCorp., Series 2000-C1, Class A2	7.727%	05/17/32	3,000	3,436,107
Merrill Lynch Mortgage Investors, Inc., Series 1996-C1, Class A3	7.42%	04/25/28	65	65,069
Morgan Stanley Chase Capital, Inc., Series 2001-TOP1, Class A2	6.32%	02/15/33	2,366	2,494,090

				26,921,823

Mortgage Backed Securities — 35.9%
Federal Home Loan Mortgage Corp.	5.00%	06/01/33	6,239	6,208,675
Federal Home Loan Mortgage Corp.	5.00%	TBA	500	496,406
Federal Home Loan Mortgage Corp.	6.00%	09/01/34	879	908,656
Federal Home Loan Mortgage Corp.	6.00%	TBA	3,000	3,098,436
Federal Home Loan Mortgage Corp.	6.50%	06/01/08-09/01/32	2,428	2,563,609
Federal Home Loan Mortgage Corp.	7.00%	06/01/08-10/01/32	3,600	3,788,201
Federal National Mortgage Association(d)	4.073%	08/01/33	7,505	7,372,318
Federal National Mortgage Association(d)	4.278%	04/01/34	3,860	3,877,603
Federal National Mortgage Association(d)	4.455%	06/01/34	3,883	3,907,776
Federal National Mortgage Association(d)	4.903%	10/01/34	3,983	4,023,636
Federal National Mortgage Association	5.00%	07/01/18-03/01/34	23,364	23,497,999
Federal National Mortgage Association	5.01%	TBA	38,000	37,691,250
Federal National Mortgage Association	5.50%	01/01/17-11/01/18	2,971	3,074,071
Federal National Mortgage Association	5.51%	TBA	1,000	1,033,125
Federal National Mortgage Association	5.51%	TBA	4,000	4,060,000
Federal National Mortgage Association	6.00%	11/01/14	1,346	1,413,234
Federal National Mortgage Association	6.00%	TBA	4,000	4,135,000
Federal National Mortgage Association	6.30%	03/01/11	1,911	2,091,659
Federal National Mortgage Association	6.50%	11/01/09-10/01/32	8,541	8,972,258
Federal National Mortgage Association	7.00%	02/01/12-02/01/34	7,848	8,318,012
Federal National Mortgage Association	7.50%	12/01/05-10/01/12	1,102	1,158,433
Federal National Mortgage Association	8.00%	03/01/22-05/01/26	106	115,714
Federal National Mortgage Association	9.00%	02/01/25-04/01/25	473	526,191
Government National Mortgage Association	5.00%	07/15/33-04/15/34	10,087	10,107,069
Government National Mortgage Association	6.50%	07/15/32-08/15/32	1,823	1,920,405
Government National Mortgage Association	7.00%	03/15/23-08/15/28	4,140	4,419,407
Government National Mortgage Association	7.50%	12/15/25-02/15/26	960	1,035,010
Government National Mortgage Association	8.50%	09/15/24-04/15/25	976	1,070,574

				150,884,727

SEE NOTES TO FINANCIAL STATEMENTS.

B48

GOVERNMENT INCOME PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS (Continued)	Interest Rate		Maturity Date	Principal Amount (000)	Value (Note 2)
Municipal Bond — 0.8%
New Jersey Economic Development Authority State Pension Funding, Series B	4.83%	(f)	02/15/12	$4,609	$3,316,636

U.S. Government & Agency Obligations — 42.4%
Federal Farm Credit Bank	5.90%		01/10/05	5,000	5,004,910
Federal Home Loan Bank	3.875%		01/15/10	17,985	17,933,815
Federal Home Loan Bank	4.75%		08/13/10	10,755	11,127,241
Federal Home Loan Bank(a)	5.25%		06/18/14	4,375	4,613,122
Federal Home Loan Bank(d)	6.43%		02/20/07	2,000	2,116,180
Federal Home Loan Mortgage Corp.	4.00%		12/15/09	11,095	11,143,918
Federal Home Loan Mortgage Corp.(b)	4.125%		09/01/09	15,965	15,918,973
Federal National Mortgage Association(a)	4.625%		10/15/13	6,050	6,106,325
Federal National Mortgage Association	7.25%		01/15/10	23,435	26,933,869
Small Business Administration Participation Certificates, Series 1988-J20	6.00%		09/01/18	4,246	4,473,559
Small Business Administration Participation Certificates, Series 1996-J20	7.20%		10/01/16	7,120	7,619,503
Small Business Administration Participation Certificates, Series 1997-A20	7.15%		01/01/17	7,504	8,027,736
Small Business Administration Participation Certificates, Series 1997-G20	6.85%		07/01/17	2,070	2,210,918
United States Treasury Bonds(a)	5.25%		11/15/28	4,200	4,402,125
United States Treasury Bonds(a)	5.375%		02/15/31	12,280	13,278,708
United States Treasury Bonds	5.50%		08/15/28	4,420	4,783,960
United States Treasury Bonds(a)	13.25%		05/15/14	5,600	7,781,374
United States Treasury Notes(a)	3.50%		12/15/09	1,120	1,114,575
United States Treasury Notes(a)	3.875%		05/15/09	10,220	10,370,510
United States Treasury Notes(a)	4.25%		11/15/14	12,940	12,973,864
United States Treasury Strips, P/O	6.125%		11/15/27	505	158,232

					178,093,417

TOTAL LONG-TERM INVESTMENTS (cost $385,328,273)					390,339,410

SHORT-TERM INVESTMENTS — 33.2%				Shares
Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series(e) (cost $139,600,515)				139,600,515	139,600,515

TOTAL INVESTMENTS — 126.1%
(cost $ 524,928,788)					529,939,925
VARIATION MARGIN ON OPEN FUTURES CONTRACTS					6,266
LIABILITIES IN EXCESS OF OTHER ASSETS — (26.1)%					(109,789,567)

TOTAL NET ASSETS — 100.0%					$420,156,624

The following abbreviations are used in portfolio descriptions:

P/O	Principal Only
TBA	Securities purchased on a forward commitment basis

(a)	All or a portion of securities on loan with an aggregate market value of $60,640,603; cash collateral of $62,279,071 was received with which the portfolio purchased securities.

(b)	Security segregated as collateral for futures contracts.

(c)	US$ Denominated Foreign Bonds.

(d)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2004.

(e)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(f)	Represents yield to maturity as of December 31, 2004.

SEE NOTES TO FINANCIAL STATEMENTS.

B49

GOVERNMENT INCOME PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

(g)	Open futures contracts as of December 31, 2004 were as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2004	Unrealized Appreciation/ (Depreciation)
Long Positions:
135	Eurodollar Futures	Sep 05	$32,584,329	$32,605,875	$21,546
165	U.S. Treasury Bonds	Mar 05	18,357,619	18,562,500	204,881
Short Positions:
275	U.S. Treasury 10Yr Notes	Mar 05	$30,706,147	$30,782,812	(76,665)
82	U.S. Treasury 5Yr Notes	Mar 05	8,945,546	8,981,563	(36,017)
318	U.S. Treasury 2Yr Notes	Mar 05	66,673,778	66,650,813	22,965

					$136,710

The asset category classification of portfolio holdings and liabilities in excess of assets shown as a percentage of net assets as of December 31, 2004 was as follows:

U.S Government & Agency Obligations	42.4%
Mortgage Backed Securities	35.9
Mutual Fund	33.2
Collateralized Mortgage Obligations	6.5
Commercial Mortgage Backed Securities	6.4
Asset Backed Securities	0.9
Municipal Bond	0.8

126.1
Liabilities in excess of other assets	(26.1)

100%

SEE NOTES TO FINANCIAL STATEMENTS.

B50

HIGH YIELD BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 90.8% CORPORATE BONDS — 87.0%	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Aerospace/Defense — 2.1%
Alliant Techsystems, Inc., Sr. Sub. Notes	B2	8.50%	05/15/11	$2,750	$3,011,250
Argo Tech Corp., Sr. Notes(b)	B3	9.25%	06/01/11	915	1,004,213
BE Aerospace, Inc., Sr. Sub Notes(b)	Caa3	8.875%	05/01/11	3,485	3,641,825
BE Aerospace, Inc., Sr. Sub Notes, Ser. B	Caa3	8.00%	03/01/08	1,150	1,151,437
Esterline Technologies Corp., Sr. Sub Notes	B1	7.75%	06/15/13	4,500	4,916,250
K&F Industry, Inc., (cost $4,947,911, purchased 11/17/04)(f)	B2	4.70%	11/05/12	4,948	5,024,199
K&F Industry, Inc., Sr. Sub. Notes 144A	Caa1	7.75%	11/15/14	2,600	2,684,500
L-3 Communications Corp., Sr. Sub. Notes	Ba3	7.625%	06/15/12	4,750	5,213,125
Sequa Corp., Sr. Notes	B1	8.875%	04/01/08	2,575	2,819,625
Standard Aero Holdings, Inc., Sr. Sub Notes 144A	Caa1	8.25%	09/01/14	2,050	2,214,000
TransDigm, Inc.	B3	8.375%	07/15/11	1,500	1,608,750

					33,289,174

Airlines — 0.9%
American Airline Bank Loan, Term B (cost $2,000,000; purchased 12/17/04)(f)(h)	B2	9.50%	12/17/10	2,000	2,031,876
AMR Corp., Deb. Notes	Caa2	10.00%	04/15/21	1,695	1,245,825
AMR Corp., M.T.N.	NR	10.40%	03/15/11	1,000	765,000
AMR Corp., M.T.N.	NR	10.55%	03/12/21	1,425	1,011,750
AMR Corp., Notes, M.T.N.	NR	10.40%	03/10/11	1,000	765,000
Calair Capital Corp., Gtd. Notes	Caa2	8.125%	04/01/08	1,978	1,612,070
Continental Airlines, Inc., Pass-thru Certs., Ser. 01-1, Class B	Ba1	7.373%	06/15/17	1,169	987,246
Continental Airlines, Inc., Pass-thru Certs., Ser. 98-1, Class B	Ba2	6.748%	03/15/17	1,743	1,422,748
Continental Airlines, Inc., Pass-thru Certs., Ser. 99-1, Class B	Ba2	6.795%	08/02/18	931	813,906
Continental Airlines, Inc., Pass-thru Certs., Ser. 99-2, Class B	Ba2	7.566%	03/15/20	1,364	1,151,496
Delta Air Lines, Inc., Pass-thru Certs., Ser. 93, Class A-2	Caa2	10.50%	04/30/16	2,000	1,311,580
Delta Air Lines, Inc., Sr. Notes	Ca	8.30%	12/15/29	1,130	548,050
Delta Air Lines, Inc., Sr. Notes(b)	C(g)	10.00%	08/15/08	995	733,813

					14,400,360

Automotive — 1.6%
ArvinMeritor, Inc., Notes(b)	Ba1	8.75%	03/01/12	7,245	8,367,975
Collins & Aikman Products Co., Sr. Notes(b)	B2	10.75%	12/31/11	925	943,500
Collins & Aikman Products Co., Sr. Sub. Notes144A(b)	B3	12.875%	08/15/12	535	462,106
Cooper Standard Automotive, Inc., Notes144A(b)	B3	8.375%	12/15/14	1,600	1,596,000
Navistar International Corp., Sr. Notes(b)	Ba3	7.50%	06/15/11	615	659,588
Navistar International Corp., Sr. Notes, Ser. B	Ba3	9.375%	06/01/06	1,300	1,391,000
Tenneco Automotive, Inc., Sr. Sub. Notes 144A(b)	B3	8.625%	11/15/14	3,025	3,146,000
TRW Automotive, Inc., Sr. Notes	Ba3	9.375%	02/15/13	2,409	2,794,440
TRW Automotive, Inc., Sr. Sub. Notes(b)	B1	11.00%	02/15/13	975	1,174,875
Visteon Corp., Notes(b)	Ba1	7.00%	03/10/14	2,185	2,086,675
Visteon Corp., Sr. Notes(b)	Ba1	8.25%	08/01/10	2,475	2,592,562

					25,214,721

Banking — 0.4%
Halyk Savings Bank of Kazakhstan, Notes 144A (Kazakhstan)	Baa2	8.125%	10/07/09	1,305	1,353,938
Kazkommerts International BV, Gtd. Notes 144A (Netherlands)	Baa2	7.00%	11/03/09	1,685	1,693,425
Kazkommerts International BV, Gtd. Notes 144A (Netherlands)	Baa2	8.50%	04/16/13	3,360	3,511,200

					6,558,563

Building Materials & Construction — 2.1%
American Standard, Inc., Gtd. Notes (cost $3,021,988; purchased 03/17/03)(f)	Baa3	7.375%	04/15/05	3,000	3,036,306
Beazer Homes USA, Inc., Sr. Notes	Ba1	8.625%	05/15/11	1,820	1,983,800
D.R. Horton, Inc., Gtd. Notes	Ba1	8.00%	02/01/09	3,000	3,356,250
D.R. Horton, Inc., Sr. Notes	Ba1	8.50%	04/15/12	3,250	3,623,750
Goodman Global Holdings Co., Inc., Sr. Notes 144A(h)	B3	5.76%	06/15/12	2,900	2,943,500
K Hovnanian Enterprises, Inc., Gtd. Notes 144A	Ba2	6.25%	01/15/15	3,500	3,438,750
KB HOME, Notes	Ba1	6.375%	08/15/11	700	735,000

SEE NOTES TO FINANCIAL STATEMENTS.

B51

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)		Value (Note 2)
Building Materials & Construction (cont’d.)
KB HOME, Sr. Sub. Notes(b)	Ba2	8.625%		12/15/08	$2,800		$3,164,000
New Millenium Homes LLC, Sr. Notes (cost $2,827,810; purchased 9/25/00)(f)	NR	0.00%		12/31/07	2,781		1,668,600
Nortek Inc., Sr. Sub. Notes 144A	B3	8.50%		09/01/14	3,375		3,526,875
Toll Corp., Sr. Sub. Notes(b)	Ba2	8.25%		02/01/11	4,150		4,482,000
WCI Communities, Inc., Gtd. Notes	Ba3	9.125%		05/01/12	2,000		2,220,000

							34,178,831

Cable — 3.8%
AT&T Broadband Corp., Notes	Baa3	8.375%		03/15/13	100	(i)	123
Avalon Cable Holdings, Sr. Disc. Notes	Caa1	11.875%		12/01/08	1,891		1,973,345
Callahan Nordhein-Westfalen, Sr. Disc. Notes, Zero Coupon (until 07/15/05) (Germany)(cost $3,863,565; purchased 06/29/00)(c)(f)	NR	11.00%	(j)	07/15/10	7,000		280,000
Charter Communications Bank, (cost $7,910,000; purchased 12/3/04)(f)	B2	5.17%		04/27/10	8,000		7,948,336
Charter Communciations Operating Charter, Sr. Notes 144A(b)	B2	8.375%		04/30/14	3,000		3,165,000
Charter Communications Holdings, Sr. Disc. Notes	Ca	1.00%		01/15/10	700		652,750
Charter Communications Holdings, Sr. Disc. Notes(b), Zero coupon (until 1/15/06)	Ca	13.50%	(j)	01/15/11	1,000		840,000
Charter Communications Holdings, Sr. Disc. Notes, Zero Coupon (until 05/15/06)	Ca	11.75%	(j)	05/15/11	3,150		2,315,250
Charter Communications Holdings, Sr. Notes(b)	Ca	8.625%		04/01/09	2,675		2,320,563
Charter Communications Holdings, Sr. Notes(b)	Ca	9.625%		11/15/09	1,150		1,009,125
Charter Communications Holdings, Sr. Notes(b)	Ca	10.00%		05/15/11	9,109		7,788,195
Charter Communications Holdings, Sr. Notes(b)	Ca	10.25%		01/15/10	360		315,900
Charter Communications Holdings, Sr. Notes	Ca	10.75%		10/01/09	1,700		1,547,000
Charter Communications Holdings, Sr. Notes(b)	Ca	11.125%		01/15/11	3,075		2,782,875
Charter Communications Holdings II, Sr. Notes(b)	Caa1	10.25%		09/15/10	3,725		3,948,500
CSC Holdings, Inc., Sr. Debs.(b)	B1	7.625%		07/15/18	1,250		1,321,875
CSC Holdings, Inc., Sr. Notes, Ser. B(b)	B1	8.125%		07/15/09	1,500		1,640,625
CSC Holdings. Inc., Sr. Notes	B1	7.875%		12/15/07	2,650		2,842,125
Kabel Deutschland GMBH, Sr. Notes 144A (Germany)	B2	10.625%		07/01/14	3,295		3,789,250
Rogers Cable, Inc., Gtd. Debs. (Canada)	B2	11.00%		12/01/15	4,500		5,017,500
Rogers Cablesystems Ltd., Sec’d. (Canada)	Ba3	6.75%		03/15/15	800		818,000
UPC Distribution Holdings Bank, (cost $5,000,000; purchased 11/22/04)(f)(h)	B1	5.98%		11/04/11	5,000		5,054,690
Videotron Ltee, Sr. Notes 144A (Canada)	Ba3	6.875%		01/15/14	3,000		3,101,250

							60,472,277

Capital Goods — 5.5%
Allied Waste of North America, Inc., Sr. Notes	B2	5.75%		02/15/11	5,320		5,000,800
Allied Waste of North America, Inc., Sr. Notes	B2	7.625%		01/01/06	1,250		1,287,500
Allied Waste of North America, Inc., Sr. Notes	B2	7.875%		04/15/13	675		691,875
Allied Waste of North America, Inc., Sr. Notes(b)	B2	8.50%		12/01/08	8,200		8,692,000
AMSTED Industries, Inc., Sr. Notes 144A (cost $2,560,000; purchased 8/8/03)(f)	B3	10.25%		10/15/11	2,550		2,881,500
Case New Holland, Inc., Sr. Notes 144A	Ba3	9.25%		08/01/11	5,555		6,179,937
Flowserve Corp., Gtd. Notes	B2	12.25%		08/15/10	1,725		1,906,125
Great Lakes Dredge & Dock Corp., Sr. Sub. Notes(b)	Caa2	7.75%		12/15/13	2,010		1,829,100
Holt Group, Inc., Sr. Notes (cost $800,000; purchased 01/15/98)(c)(f)	NR	9.75%		01/15/06	800		2,000
Invensys PLC, Sr. Notes (United Kingdom) 144A	B3	9.875%		03/15/11	3,415		3,671,125
Johnsondiversey, Inc., Gtd. Notes	B2	9.625%		05/15/12	725		810,188
Johnsondiversey, Inc., Sr. Disc. Notes, Zero Coupon (until 5/15/07) (cost $3,664,180; purchased 2/25/04-12/7/04)(b)(f)	B3	10.67%	(j)	05/15/13	4,575		3,957,375
Joy Global, Inc., Gtd. Notes, Ser. B	B1	8.75%		03/15/12	6,110		6,843,200
Manitowoc Co., Inc., Sr. Sub. Notes	B2	10.50%		08/01/12	6,800		7,820,000
Motors & Gears, Inc., Sr. Notes	Caa1	10.75%		11/15/06	165		161,288
Mueller Group, Inc., Sr. Sub. Notes	Caa1	10.00%		05/01/12	1,835		2,000,150
Noteco Ltd., Notes (United Kingdom)(h)	NR	1.00%		06/30/25	1,264		2,608,762
Rexnord Corp., Gtd. Notes (cost $3,575,000; purchased 11/19/02)(f)	B3	10.125%		12/15/12	3,575		4,039,750

SEE NOTES TO FINANCIAL STATEMENTS.

B52

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Capital Goods (cont’d.)
Sensus Metering Systems Inc., Sr. Sub. Notes	Caa1	8.625%	12/15/13	$2,175	$2,229,375
SPX Corp., Sr. Notes	Ba3	7.50%	01/01/13	1,070	1,160,950
Stena AB, Sr. Notes (Sweden)	Ba3	7.50%	11/01/13	3,175	3,325,813
Stena AB, Sr. Notes (Sweden)	Ba3	9.625%	12/01/12	1,600	1,808,000
Terex Corp., Gtd. Notes 144A	B3	7.375%	01/15/14	650	697,125
Terex Corp., Sr. Sub. Notes	B3	9.25%	07/15/11	2,825	3,171,062
Terex Corp., Sr. Sub. Notes(b)	B3	10.375%	04/01/11	5,534	6,198,080
Thermadyne Holdings Corp., Sr. Notes	Caa1	9.25%	02/01/14	2,825	2,754,375
Trism, Inc., Gtd. Notes (cost $1,572,399; purchased 03/01/00)(c)(f)	NR	12.00%	02/15/05	1,305	3,262
Tyco International Group SA, Notes (Luxembourg)	Baa3	6.375%	10/15/11	790	872,204
United Rentals North America, Inc., Gtd. Notes	B1	6.50%	02/15/12	1,300	1,267,500
United Rentals North America, Inc., Gtd. Notes(b)	B2	7.75%	11/15/13	3,150	3,087,000

					86,957,421

Chemicals — 4.0%
BCP Caylux Holdings, Sr. Sub. Notes 144A (Luxembourg)	B3	9.625%	06/15/14	800	902,000
Borden United States Finance Corp., Sr. Sec’d. Notes 144A	B3	6.82%	07/15/10	1,500	1,567,500
Borden United States Finance Corp., Sr. Sec’d. Notes 144A(b)	B3	9.00%	07/15/14	2,750	3,052,500
Equistar Chemicals LP, Gtd. Notes(b)	B2	10.125%	09/01/08	2,320	2,673,800
Equistar Chemicals LP, Sr. Notes(b)	B2	10.625%	05/01/11	2,185	2,534,600
Hercules, Inc., Gtd. Notes	Ba3	6.75%	10/15/29	2,955	3,051,038
HMP Equity Holdings Corp., Sr. Sec’d. Notes	CCC+(g)	0.00%	05/15/08	2,000	1,322,500
Huntsman Advanced Materials LLC, Sr. Sec’d. Notes 144A, Zero coupon	B2	11.00%	07/15/10	1,150	1,368,500
Huntsman ICI Chemical, Sr. Sub. Notes (k)	Caa1	10.125%	07/01/09	842	886,205
Huntsman International Holdings LLC, Sr. Disc. Notes, Zero Coupon (b)	Caa2	0.00%	12/31/09	1,750	980,000
IMC Global, Inc., Debs. (cost $2,541,210; purchased 5/25/04)(b)(f)	B2	6.875%	07/15/07	2,500	2,600,000
IMC Global, Inc., Gtd. Notes, Ser. B	B1	10.875%	06/01/08	2,943	3,531,600
IMC Global, Inc., Gtd. Notes, Ser. B	B1	11.25%	06/01/11	499	576,345
IMC Global, Inc., Gtd. Notes, Ser. B	B1	11.25%	06/01/11	1,100	1,270,500
ISP Chemco, Inc., Gtd. Notes, Ser. B	B1	10.25%	07/01/11	5,685	6,424,050
Koppers, Inc., Gtd. Notes	B2	9.875%	10/15/13	650	741,000
Lyondell Chemical Co., Sec’d. Notes, Ser. B	B1	9.875%	05/01/07	3,559	3,728,052
Millennium America, Inc., Gtd. Notes	B1	9.25%	06/15/08	93	105,814
Nalco Co., Sr. Sub. Notes(b)	Caa1	8.875%	11/15/13	6,500	7,133,750
OM Group, Inc., Sr. Sub. Notes	Caa1	9.25%	12/15/11	2,740	2,918,100
Rhodia SA, Sr. Notes (France)(b)	B3	10.25%	06/01/10	5,630	6,333,750
Rhodia SA, Sr. Sub. Notes (France)(b)	Caa1	8.875%	06/01/11	4,585	4,619,387
Rockwood Specialties, Inc., Sr. Sub. Notes (cost $2,782,789 purchased 7/9/03-4/26/04)(b)(f)	B3	10.625%	05/15/11	2,715	3,122,250
Westlake Chemical Corp., Gtd. Notes	Ba2	8.75%	07/15/11	2,600	2,938,000

					64,381,241

Consumer — 1.6%
Alderwoods Group, Inc., Sr. Notes 144A(b)	B2	7.75%	09/15/12	3,475	3,753,000
Coinmach Corp., Sr. Notes	B3	9.00%	02/01/10	1,967	2,055,515
Levi Strauss & Co., Sr. Notes 144A(b)	Ca	9.75%	01/15/15	4,425	4,380,750
Levi Strauss & Co., Sr. Notes(b)	Ca	12.25%	12/15/12	4,720	5,251,000
Propex Fabrics, Inc., Sr. Notes 144A	Caa1	10.00%	12/01/12	4,000	4,150,000
Rayovac Corp., Sr. Sub. Notes	B3	8.50%	10/01/13	1,355	1,504,050
Service Corp. International, Debs.(b)	Ba3	7.875%	02/01/13	2,000	2,175,000
Service Corp. International, Notes	Ba3	6.00%	12/15/05	473	481,278
Service Corp. International, Notes	Ba3	6.50%	03/15/08	2,000	2,065,000

					25,815,593

Electric — 9.1%
AES Corp., Sec’d. Notes 144A(b)	B1	8.75%	05/15/13	2,695	3,062,194
AES Corp., Sr. Notes(b)	B2	9.375%	09/15/10	9,200	10,695,000
AES Corp., Sr. Notes(b)	B2	9.50%	06/01/09	1,325	1,507,187

SEE NOTES TO FINANCIAL STATEMENTS.

B53

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Electric (cont’d.)
AES Eastern Energy LP, Ser. 99-A	Ba1	9.00%	01/02/17	$3,067	$3,481,066
Allegheny Energy Supply Co., LLC, Notes 144A(b)	B3	8.25%	04/15/12	1,555	1,737,713
Aquila, Inc., Sr. Notes(b)	B2	9.95%	02/01/11	5,250	5,945,625
Beaver Valley II Funding Corp., Debs.	Ba1	9.00%	06/01/17	4,000	4,730,760
Calpine Canada Energy Finance, Gtd. Notes (Canada)(b)	Caa1	8.50%	05/01/08	2,500	2,050,000
Calpine Corp., Sr. Notes(b)	Caa1	8.50%	02/15/11	758	577,975
Calpine Corp., Sr. Notes(b)	Caa1	8.75%	07/15/07	5,000	4,375,000
Calpine Corp., Sr. Sec’d. Notes 144A(b)	B(g)	8.75%	07/15/13	5,260	4,339,500
CMS Energy Corp., Sr. Notes(b)	B1	7.50%	01/15/09	3,290	3,503,850
CMS Energy Corp., Sr. Notes	B1	8.50%	04/15/11	1,910	2,170,238
CMS Energy Corp., Sr. Notes	B1	9.875%	10/15/07	4,725	5,280,187
Dynegy Holdings, Inc., Debs.	Caa2	7.125%	05/15/18	675	601,594
Dynegy Holdings, Inc., Debs.	Caa2	7.625%	10/15/26	1,425	1,237,968
Dynegy Holdings, Inc., Sr. Notes(b)	Caa2	6.875%	04/01/11	1,210	1,164,625
Dynegy Holdings, Inc., Sr. Sec’d. Notes 144A	B3	10.125%	07/15/13	6,520	7,465,400
Edison Mission Energy, Sr. Notes(b)	B1	7.73%	06/15/09	6,140	6,600,500
Edison Mission Energy, Sr. Notes(b)	B1	9.875%	04/15/11	720	853,200
Empresa Nacional de Electricidad SA, Notes (Chile)(b)	Ba2	8.35%	08/01/13	5,650	6,547,005
Empresa Nacional de Electricidad SA, Notes (Chile)	Ba2	8.625%	08/01/15	4,700	5,627,841
Homer City Funding LLC, Gtd. Notes	Ba2	8.137%	10/01/19	1,593	1,803,506
Inergy LP, Sr. Notes 144A(b)	B1	6.875%	12/15/14	3,000	3,015,000
Midland Funding II Corp., Debs.	Ba3	11.75%	07/23/05	1,996	2,072,561
Midland Funding II Corp., Debs. (cost $1,652,309; purchased 9/7/00-9/26/00)(f)	Ba3	13.25%	07/23/06	1,585	1,748,406
Midwest Generation LLC, Pass-thru Certs., Ser. A (cost $3,309,978; purchased 11/20/03-9/17/04)(f)	B1	8.30%	07/02/09	3,225	3,466,875
Midwest Generation LLC, Pass-thru Certs., Ser. B	B1	8.56%	01/02/16	1,320	1,465,200
Midwest Generation LLC, Sec’d. Notes	B1	8.75%	05/01/34	4,625	5,249,375
Mirant Corp., Sr. Notes 144A(c)	NR	7.40%	07/15/04	1,825	1,341,375
Mission Energy Holding Co., Sr. Sec’d. Notes	B3	13.50%	07/15/08	1,925	2,401,438
Nevada Power Co.(b)	Ba2	8.25%	06/01/11	1,675	1,924,156
Nevada Power Co.	Ba2	10.875%	10/15/09	265	306,075
NRG Energy, Inc. 144A	B1	8.00%	12/15/13	9,030	9,842,700
Orion Power Holdings, Inc., Sr. Notes	B2	12.00%	05/01/10	5,055	6,419,850
Reliant Energy Mid-Atlantic Power, Pass-thru Certs., Ser. B (cost $1,860,170; purchased 07/24/03)(f)	B1	9.237%	07/02/17	1,791	2,059,119
Reliant Energy Mid-Atlantic Power, Pass-thru Certs., Ser. C	B1	9.681%	07/02/26	250	271,906
Reliant Energy, Inc., Sec. Notes(b)	B1	9.50%	07/15/13	6,110	6,942,488
Sierra Pacific Power Co., Gen. Ref. Mtge. Notes, Ser. A	Ba2	8.00%	06/01/08	1,505	1,647,975
Sierra Pacific Resources, Inc., Sr. Notes(b)	B2	8.625%	03/15/14	1,530	1,728,900
TECO Energy, Inc., Sr. Notes(b)	Ba2	7.50%	06/15/10	3,800	4,199,000
Texas Genco Holdings Bank, (cost $1,576,811; purchased 12/10/04)(f)(h)	Ba2	4.48%	12/14/11	1,577	1,597,366
Texas Genco Holdings Bank, (cost $651,291; purchased 12/8/04)(f)(h)	Ba2	1.25%	12/14/11	651	659,665
Utilicorp, Gtd. Notes (Canada)	B2	7.75%	06/15/11	625	649,219
York Power Funding, Sr. Sec’d. Notes 144A (Cayman Islands) (cost $539,993; purchased 07/31/98)(c)(f)	D(g)	12.00%	10/30/07	540	46,709

					144,413,292

Energy – Other — 3.0%
Chesapeake Energy Corp., Gtd. Notes	Ba3	7.75%	01/15/15	3,054	3,321,225
Chesapeake Energy Corp., Sr. Notes 144A(b)	Ba3	6.375%	06/15/15	3,025	3,108,187
Chesapeake Energy Corp., Sr. Notes	Ba3	7.00%	08/15/14	2,350	2,502,750
Encore Acquisition Co., Sr. Sub. Notes (cost $1,500,000; purchased 03/30/04)(f)	B2	6.25%	04/15/14	1,500	1,507,500
Forest Oil Corp., Sr. Notes	Ba3	8.00%	06/15/08	440	485,650
Hanover Compressor Co., Sr. Notes	B3	8.625%	12/15/10	2,125	2,321,563
Hanover Equipment Trust, Sec’d. Notes(b)	B2	8.50%	09/01/08	2,110	2,268,250
Hanover Equipment Trust, Sec’d. Notes(b)	B2	8.75%	09/01/11	2,170	2,354,450

SEE NOTES TO FINANCIAL STATEMENTS.

B54

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Energy – Other (cont’d.)
Houston Exploration Corp., Sr. Sub. Notes	B2	7.00%	06/15/13	$1,625	$1,722,500
Magnum Hunter Resources, Sr. Notes	B2	9.60%	03/15/12	341	387,035
Newfield Exploration Co., Sr. Sub. Notes	Ba3	8.375%	08/15/12	6,235	6,983,200
Parker and Parsley, Sr. Notes	Baa3	8.875%	04/15/05	1,000	1,015,376
Parker Drilling Co., Gtd. Notes, Ser B	B2	10.125%	11/15/09	1,021	1,072,050
Parker Drilling Co., Sr. Notes	B2	9.625%	10/01/13	1,480	1,661,300
Premcor Refining Group, Inc., Gtd. Notes	Ba3	6.75%	05/01/14	1,635	1,737,188
Premcor Refining Group, Inc., Sr. Notes	Ba3	6.75%	02/01/11	1,600	1,724,000
Premcor Refining Group, Inc., Sr. Notes	Ba3	7.50%	06/15/15	675	730,687
Premcor Refining Group, Inc., Sr. Notes	Ba3	9.50%	02/01/13	3,055	3,543,800
Premcor Refining Group, Inc., Sr. Sub. Notes(b)	B2	7.75%	02/01/12	1,925	2,122,312
Stone Energy Corp., Sr. Sub. Notes	B2	8.25%	12/15/11	6,875	7,425,000

					47,994,023

Foods — 2.2%
Agrilink Foods, Inc., Sr. Gtd. Notes (cost $434,772; purchased 04/11/00)(f)	B3	11.875%	11/01/08	465	484,181
Ahold Finance USA, Inc., Notes	Ba3	8.25%	07/15/10	1,120	1,268,400
Del Monte Corp., Gtd. Notes, Ser. B	B2	9.25%	05/15/11	2,120	2,321,400
Del Monte Corp., Sr. Sub. Notes	B2	8.625%	12/15/12	2,700	3,024,000
Delhaize America, Inc., Gtd. Notes	Ba1	8.125%	04/15/11	7,260	8,463,156
Dole Food Co., Inc., Sr. Notes	B2	7.25%	06/15/10	1,760	1,808,400
Dole Food Co., Inc., Sr. Notes	B2	8.625%	05/01/09	2,400	2,610,000
Dole Food Co., Inc., Sr. Notes(b)	B2	8.875%	03/15/11	1,995	2,169,562
Dominos, Inc., Sr. Sub. Notes	B2	8.25%	07/01/11	1,276	1,394,030
Pathmark Stores, Inc., Gtd. Notes	Caa1	8.75%	02/01/12	4,280	4,087,400
Smithfield Foods, Inc., Notes	Ba2	7.75%	05/15/13	900	1,001,250
Smithfield Foods, Inc., Sr. Notes 144A	Ba2	7.00%	08/01/11	2,770	2,956,975
Smithfield Foods, Inc., Sr. Notes	Ba2	8.00%	10/15/09	2,040	2,259,300
Stater Brothers Holdings, Inc., Sr. Notes(b)	B1	8.125%	06/15/12	1,265	1,337,738

					35,185,792

Gaming — 5.4%
Argosy Gaming Co., Sr. Sub. Notes	B1	7.00%	01/15/14	4,175	4,613,375
Argosy Gaming Co., Sr. Sub. Notes	Ba3	9.00%	09/01/11	810	903,150
Aztar Corp., Sr. Sub. Notes	Ba3	7.875%	06/15/14	3,575	3,941,438
Boyd Gaming Corp., Sr. Sub. Notes	B1	6.75%	04/15/14	1,875	1,964,063
Boyd Gaming Corp., Sr. Sub. Notes	B1	8.75%	04/15/12	1,500	1,668,750
Caesars Entertainment, Inc., Sr. Notes(b)	Ba1	7.50%	09/01/09	5,700	6,341,250
Caesars Entertainment, Inc., Sr. Sub. Notes	Ba2	7.875%	12/15/05	3,500	3,631,250
Caesars Entertainment, Inc., Sr. Sub. Notes	Ba2	7.875%	03/15/10	700	788,375
Caesars Entertainment, Inc., Sr. Sub. Notes(b)	Ba2	8.125%	05/15/11	1,530	1,767,150
Caesars Entertainment, Inc., Sr. Sub. Notes	Ba2	9.375%	02/15/07	355	391,387
Circus Enterprises, Inc., Sr. Notes	Ba2	6.45%	02/01/06	1,220	1,247,450
Isle of Capri Casinos, Inc., Sr. Sub. Notes	B2	7.00%	03/01/14	950	969,000
Isle of Capri Casinos, Inc., Sr. Sub. Notes	B2	9.00%	03/15/12	1,430	1,576,575
Mandalay Resort Group, Sr. Notes	Ba2	9.50%	08/01/08	2,250	2,570,625
MGM Grand, Inc., Gtd. Notes	Ba2	9.75%	06/01/07	9,051	10,046,610
MGM Mirage, Inc., Gtd. Notes	Ba1	6.00%	10/01/09	13,000	13,325,000
Mohegan Tribal Gaming Authority, Sr. Sub. Notes(b)	Ba3	6.375%	07/15/09	2,585	2,656,087
Mohegan Tribal Gaming Authority, Sr. Sub. Notes	Ba3	7.125%	08/15/14	900	947,250
Mohegan Tribal Gaming Authority, Sr. Sub. Notes	Ba3	8.00%	04/01/12	2,845	3,086,825
Station Casinos, Inc., Sr. Notes	Ba3	6.00%	04/01/12	3,250	3,310,938
Sun International Hotels, Ltd., Sr. Sub. Notes (Bahamas)	B2	8.875%	08/15/11	5,240	5,724,700
Venetian Casino Resort LLC, Second Mtge. Notes	B2	11.00%	06/15/10	7,930	9,050,112
Wynn Las Vegas LLC, First Mortgage 144A(b)	B2	6.625%	12/01/14	4,950	4,900,500

					85,421,860

Health Care & Pharmaceutical — 7.3%
Alliance Imaging, Inc., Sr. Sub. Notes 144A(b)	B3	7.25%	12/15/12	1,675	1,704,313
Bio-Rad Laboratories, Inc., Sr. Sub. Notes	Ba3	7.50%	08/15/13	1,575	1,732,500

SEE NOTES TO FINANCIAL STATEMENTS.

B55

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Health Care & Pharmaceutical (cont’d.)
Columbia/HCA Healthcare Corp., Debs.	Ba2	7.50%	12/15/23	$600	$609,083
Columbia/HCA Healthcare Corp., M.T.N.	Ba2	8.70%	02/10/10	1,800	2,038,100
Columbia/HCA Healthcare Corp., M.T.N.	Ba2	8.85%	01/01/07	259	279,356
Columbia/HCA Healthcare Corp., Notes	Ba2	9.00%	12/15/14	4,100	4,841,731
Columbia/HCA Healthcare Corp., Sr. Notes	Ba2	8.36%	04/15/24	2,000	2,184,268
Concentra Operating Corp., Gtd. Notes 144A	B3	9.125%	06/01/12	3,625	4,096,250
Coventry Health Care, Inc., Sr. Notes	Ba1	8.125%	02/15/12	2,375	2,600,625
Elan Finance PLC, Sr. Notes 144A (Ireland)(b)	B3	7.75%	11/15/11	3,150	3,354,750
Elan Finance PLC, Sr. Notes 144A (Ireland)(h)	B3	6.51%	11/15/11	1,700	1,789,250
HCA, Inc., Notes	Ba2	5.25%	11/06/08	2,000	2,011,654
HCA, Inc., Notes	Ba2	5.50%	12/01/09	5,000	5,001,635
HCA, Inc., Notes(b)	Ba2	6.375%	01/15/15	4,000	4,016,196
HCA, Inc., Notes	Ba2	7.125%	06/01/06	3,830	3,975,525
HCA, Inc., Notes(b)	Ba2	7.50%	11/06/33	1,000	1,020,133
HCA, Inc., Notes	Ba2	8.75%	09/01/10	2,200	2,514,787
HEALTHSOUTH Corp., Notes(b)	NR	7.625%	06/01/12	9,675	9,723,375
HEALTHSOUTH Corp., Sr. Notes	NR	6.875%	06/15/05	1,200	1,207,500
HEALTHSOUTH Corp., Sr. Notes(b)	NR	7.375%	10/01/06	750	766,875
HEALTHSOUTH Corp., Sr. Notes(b)	NR	8.50%	02/01/08	3,600	3,735,000
Iasis Healthcare LLC, Sr. Sub. Notes	B3	8.75%	06/15/14	1,400	1,526,000
Inverness Medical Innovations, Inc., Sr. Sub Notes 144A	Caa1	8.75%	02/15/12	2,655	2,774,475
Magellan Health Services, Inc., Sr. Notes, Ser. A	B3	9.375%	11/15/08	6,414	6,983,505
Medco Health Solutions, Inc., Sr. Notes	Ba1	7.25%	08/15/13	3,855	4,312,392
Medical Device Manufacturing, Inc., Gtd. Notes 144A	Caa1	10.00%	07/15/12	3,785	4,078,337
MedQuest, Inc., Sr. Sub. Notes	B3	11.875%	08/15/12	4,050	4,758,750
NeighborCare Inc., Sr. Sub. Notes	Ba3	6.875%	11/15/13	1,425	1,492,688
Res-Care, Inc., Sr. Notes	B2	10.625%	11/15/08	6,650	7,331,625
Select Medical Corp., Sr. Sub. Notes	B2	9.50%	06/15/09	2,415	2,590,087
Senior Housing Properties Trust, Sr. Notes	Ba2	8.625%	01/15/12	2,730	3,119,025
Tenet Healthcare Corp., Sr. Notes	B3	6.375%	12/01/11	810	751,275
Tenet Healthcare Corp., Sr. Notes	B3	6.50%	06/01/12	3,300	3,052,500
Tenet Healthcare Corp., Sr. Notes 144A(b)	B3	9.875%	07/01/14	2,000	2,180,000
Vanguard Health Holding Co. II LLC, Sr. Sub Notes 144A	Caa1	9.00%	10/01/14	4,000	4,280,000
Ventas Realty LP, Sr. Notes	Ba3	8.75%	05/01/09	2,000	2,242,500
Ventas Realty LP, Sr. Notes	Ba3	9.00%	05/01/12	4,348	5,070,855

					115,746,920

Lodging — 3.9%
Felcor Lodging LP, Gtd. Notes(b)	B1	9.00%	06/01/11	4,900	5,549,250
Felcor Lodging LP, Sr. Notes	B1	6.874%	06/01/11	1,875	1,968,750
Felcor Suites LP, Gtd. Notes	B1	7.625%	10/01/07	950	1,002,250
HMH Properties, Inc., Sr. Gtd. Notes, Ser. B	Ba3	7.875%	08/01/08	1,416	1,454,940
Host Marriott LP, Sr. Notes 144A	Ba3	7.00%	08/15/12	7,000	7,402,500
Host Marriott LP, Sr. Notes	Ba3	7.125%	11/01/13	1,250	1,335,937
Host Marriott LP, Sr. Notes	Ba3	9.50%	01/15/07	6,815	7,462,425
Host Marriott LP, Sr. Notes, Ser. E	Ba3	8.375%	02/15/06	5,175	5,407,875
ITT Corp., Debs(b)	Ba1	6.75%	11/15/05	3,030	3,113,325
ITT Corp., Sr. Sub. Notes, Ser. B	Ba1	7.375%	11/15/15	2,850	3,170,625
La Quinta Inns, Inc., Sr. Notes	Ba3	7.40%	09/15/05	1,000	1,017,500
La Quinta Properties, Inc.	Ba3	8.875%	03/15/11	3,725	4,153,375
La Quinta Properties, Inc., Sr. Notes	Ba3	7.00%	08/15/12	1,775	1,877,063
Royal Caribbean Cruises, Ltd., Sr. Notes (Liberia)	Ba2	6.875%	12/01/13	6,275	6,777,000
Royal Caribbean Cruises, Ltd., Sr. Notes (Liberia)	Ba2	8.75%	02/02/11	1,150	1,358,438
Starwood Hotels & Resorts Worldwide, Inc., Notes	Ba1	7.375%	05/01/07	5,900	6,290,875
Starwood Hotels & Resorts Worldwide, Inc., Notes	Ba1	7.875%	05/01/12	2,235	2,553,487

					61,895,615

SEE NOTES TO FINANCIAL STATEMENTS.

B56

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)	Value (Note 2)
Media & Entertainment — 6.9%
Advertising Directory Solution, (cost $2,750,000; purchased 11/4/04)(f)(h)	B3	6.15%		05/09/12	$2,750	$2,802,250
AMC Entertainment, Inc., Sr. Sub. Notes	B3	8.00%		03/01/14	675	671,625
AMC Entertainment, Inc., Sr. Notes 144A(b)	B2	8.625%		08/15/12	2,125	2,348,125
American Color Graphics, Inc., Sr. Notes	Caa1	10.00%		06/15/10	3,325	2,805,469
American Media Operations, Inc., Gtd. Notes, Ser. B	B3	10.25%		05/01/09	160	168,600
CanWest Media, Inc., Sr. Notes (Canada)(b)	Ba3	7.625%		04/15/13	1,500	1,633,125
CanWest Media, Inc., Sr. Sub. Notes (Canada)	B2	10.625%		05/15/11	3,000	3,367,500
Cinemark USA, Inc., Sr. Sub. Notes	B3	9.00%		02/01/13	850	970,063
Cinemark, Inc., Sr. Disc. Notes, Zero Coupon (until 3/15/09)	Caa1	9.75%	(j)	03/15/14	1,400	1,057,000
Dex Media East LLC, Sr. Sub. Notes(b)	B2	12.125%		11/15/12	5,328	6,493,500
Dex Media West LLC, Sr. Sub Notes	B2	9.875%		08/15/13	8,945	10,309,112
Dex Media, Inc., Notes	B3	8.00%		11/15/13	2,825	3,058,062
DirecTV Holdings, Sr. Notes(b)	B1	8.375%		03/15/13	5,505	6,172,481
Echostar DBS Corp., Sr. Notes 144A	Ba3	6.625%		10/01/14	2,800	2,835,000
Echostar DBS Corp., Sr. Notes	Ba3	9.125%		01/15/09	5,174	5,691,400
Entercom Radio LLC, Gtd. Notes	Ba2	7.625%		03/01/14	1,005	1,081,631
Granite Broadcasting, Sec’d. Notes(b)	B3	9.75%		12/01/10	1,735	1,656,925
Gray Television, Inc., Sr. Sub. Notes	B2	9.25%		12/15/11	4,605	5,157,600
Intrawest Corp., Sr. Notes 144A (Canada)	B1	7.50%		10/15/13	2,250	2,393,438
Medianews Group, Inc., Sr. Sub. Notes 144A(b)	B2	6.375%		04/01/14	2,375	2,351,250
Medianews Group, Inc., Sr. Sub. Notes	B2	6.875%		10/01/13	1,375	1,409,375
Morris Publishing Group LLC, Gtd. Notes	Ba3	7.00%		08/01/13	1,050	1,071,000
New Skies Satellites NV, Sr. Notes 144A (Netherlands)(b)(h)	B3	7.438%		11/01/11	1,325	1,364,750
New Skies Satellites NV, Sr. Sub. Notes 144A (Netherlands)(b)	Caa1	9.125%		11/01/12	1,425	1,453,500
Phoenix Color Corp., Sr. Sub. Notes	Caa2	10.375%		02/01/09	4,000	3,485,000
PRIMEDIA, Inc., Sr. Notes	B3	7.665%		05/15/10	2,145	2,273,700
PRIMEDIA, Inc., Sr. Notes	B3	8.875%		05/15/11	2,000	2,115,000
Quebecor Media, Inc., Sr. Disc. Notes, Zero Coupon (until 07/15/06) (Canada)	B2	13.75%	(j)	07/15/11	3,125	3,093,750
Quebecor Media, Inc., Sr. Notes (Canada)	B2	11.125%		07/15/11	4,700	5,369,750
R.H. Donnelley Finance Corp., Gtd. Notes	B2	10.875%		12/15/12	800	950,000
R.H. Donnelley Finance Corp., Sr. Sub. Notes 144A	B2	10.875%		12/15/12	2,995	3,556,562
Sinclair Broadcast Group, Inc., Gtd. Notes	B2	8.75%		12/15/11	2,500	2,721,875
Six Flags, Inc., Sr. Notes(b)	Caa1	9.625%		06/01/14	2,775	2,788,875
Susquehanna Media Co., Sr. Sub. Notes	B1	7.375%		04/15/13	900	963,000
Universal City Florida Holding Co., Sr. Notes 144A(b)	B3	8.375%		05/01/10	4,050	4,201,875
Vail Resorts, Inc., Sr. Sub Notes	B2	6.75%		02/15/14	2,295	2,335,163
Vertis, Inc., Gtd. Notes, Ser. B	B3	10.875%		06/15/09	1,700	1,844,500
Vertis, Inc., Sec’d. Notes	B2	9.75%		04/01/09	4,500	4,882,500
WDAC Subsidiary Corp., Sr. Notes 144A	B2	8.375%		12/01/14	1,720	1,696,350

						110,600,681

Metals — 2.6%
AK Steel Corp., Notes	B3	7.75%		06/15/12	3,320	3,419,600
AK Steel Corp., Sr. Notes	B3	7.875%		02/15/09	5,927	6,038,131
Arch Western Finance LLC, Sr. Notes	Ba3	6.75%		07/01/13	1,385	1,430,012
Arch Western Finance LLC, Sr. Notes 144A	Ba3	6.75%		07/01/13	2,100	2,168,250
Century Aluminum Co., Sr. Notes 144A	B1	7.50%		08/15/14	3,600	3,834,000
CSN Islands VII Corp., Gtd. Notes 144A (Cayman Islands) (cost $5,002,949; purchased 9/5/03-4/22/04)(f)	B1	10.75%		09/12/08	4,945	5,618,756
Ispat Inland ULC, Sec’d. Notes (Canada)	B3	9.75%		04/01/14	5,941	7,337,135
Massey Energy Co., Sr. Notes	Ba3	6.625%		11/15/10	250	261,250
Oregon Steel Mills, Inc., Gtd. Notes(b)	B2	10.00%		07/15/09	2,075	2,308,438
Peabody Energy Corp., Sr. Notes	Ba3	5.875%		04/15/16	1,450	1,442,750
Russel Metals, Inc., Sr. Notes (Canada)(b)	Ba3	6.375%		03/01/14	1,000	1,015,000
Ryerson Tull, Inc., Sr. Notes 144A(b)	B2	8.25%		12/15/11	2,575	2,600,750
United States Steel Corp., Sr. Notes	Ba2	10.75%		08/01/08	3,000	3,532,500

						41,006,572

SEE NOTES TO FINANCIAL STATEMENTS.

B57

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 2)
Packaging — 3.0%
Anchor Glass Container Corp., Sr. Sec’d. Notes	B2	11.00%	02/15/13	$4,450		$4,761,500
Berry Plastics Corp., Gtd. Notes	B3	10.75%	07/15/12	4,720		5,404,400
Crown Cork & Seal PLC, Notes (United Kingdom)	B3	7.00%	12/15/06	7,525		7,901,250
Crown European Holdings SA, Sr. Sec’d. Notes (France)(b)	B1	9.50%	03/01/11	3,750		4,275,000
Graham Packaging 144A	Caa1	8.50%	10/15/12	2,200		2,310,000
Graham Packaging 144A(b)	Caa2	9.875%	10/15/14	3,050		3,255,875
Graham Packaging, (cost $1,000,000, purchased 10/1/04)(f)(h)	B3	6.813%	04/07/12	1,000		1,024,500
Greif Brothers Corp., Sr. Sub. Notes	B1	8.875%	08/01/12	6,200		6,897,500
Owens-Brockway, Sr. Sec’d. Notes(b)	B1	7.75%	05/15/11	5,410		5,856,325
Owens-Brockway, Sr. Sec’d. Notes(b)	B1	8.75%	11/15/12	3,495		3,940,612
Portola Packaging, Inc., Sr. Notes	Caa1	8.25%	02/01/12	950		750,500
Silgan Holdings, Inc., Sr. Sub Notes	B1	6.75%	11/15/13	1,575		1,638,000

						48,015,462

Paper — 3.4%
Abitibi Consolidated, Inc., Deb. Notes (Canada)	Ba3	8.85%	08/01/30	1,500		1,507,500
Abitibi Consolidated, Inc., Gtd. Notes (Canada)(b)	Ba3	5.25%	06/20/08	1,200		1,174,500
Abitibi Consolidated, Inc., Gtd. Notes (Canada)	Ba3	6.95%	12/15/06	600		622,500
Abitibi-Consolidated, Inc., Gtd. Notes (Canada)(b)	Ba3	6.00%	06/20/13	2,345		2,236,544
Ainsworth Lumber, Sr. Notes (Canada)(b)	B2	6.75%	03/15/14	4,985		4,879,069
Ainsworth Lumber, Sr. Notes (Canada) 144A	B2	6.30%	10/01/10	1,100		1,122,000
Ainsworth Lumber, Sr. Notes (Canada) 144A	B2	7.25%	10/01/12	100	(i)	101,750
Boise Cascade LLC, Sr. Notes 144A(h)	B1	5.005%	10/15/12	2,000		2,075,000
Bowater Finance Corp., Gtd. Notes (Canada)	Ba3	7.95%	11/15/11	650		700,422
Caraustar Industries, Inc., Sec. 144A(b)	Caa1	9.875%	04/01/11	2,100		2,278,500
Cascades, Inc., Sr. Notes (Canada)	Ba3	7.25%	02/15/13	1,600		1,696,000
Cascades, Inc., Sr. Notes (Canada) 144A	Ba3	7.25%	02/15/13	3,000		3,180,000
Cellu Tissue Holdings, Inc., Sr. Sec’d. Notes	B2	9.75%	03/15/10	3,000		3,112,500
Georgia-Pacific Corp., Debs.	Ba3	7.375%	12/01/25	1,000		1,092,500
Georgia-Pacific Corp., Debs.(b)	Ba3	7.70%	06/15/15	1,000		1,142,500
Georgia-Pacific Corp., Debs.	Ba3	7.75%	11/15/29	200		224,000
Georgia-Pacific Corp., Debs. (cost $3,767,237; purchased 5/13/04)(f)	Ba3	7.50%	05/15/06	3,650		3,823,375
Georgia-Pacific Corp., Notes	Ba3	8.875%	05/15/31	2,780		3,475,000
Georgia-Pacific Corp., Sr. Notes(b)	Ba2	9.375%	02/01/13	6,210		7,234,650
Millar Western Forest Products Ltd., Sr. Notes (Canada)	B2	7.75%	11/15/13	2,670		2,856,900
Norampac, Inc., (Canada)	Ba2	6.75%	06/01/13	1,000		1,052,500
Stone Container Finance Co., Gtd. Notes (Canada)(b)	B2	7.375%	07/15/14	1,920		2,044,800
Tembec Industries, Inc., Gtd. Notes (Canada)	Ba3	8.50%	02/01/11	400		402,000
Tembec Industries, Inc., Gtd. Notes (Canada)(b)	Ba3	8.625%	06/30/09	1,525		1,532,625
Tembec Industries, Inc., Sr. Notes (Canada)	Ba3	7.75%	03/15/12	5,265		5,093,887

						54,661,022

Pipelines & Other — 4.5%
AmeriGas Partners LP, Sr. Notes, Ser. C	B2	8.875%	05/20/11	2,950		3,215,500
El Paso Corp., (cost $2,250,000; purchased 11/19/04)(f)(h)	B3	5.265%	11/23/09	2,250		2,264,414
El Paso Corp., (cost $3,750,000; purchased 11/19/04)(f)(h)	B3	5.1875%	11/23/09	3,750		3,779,167
El Paso Corp., Sr. Notes(b)	Caa1	7.00%	05/15/11	8,505		8,600,681
El Paso Production Holdings Corp., Sr. Notes	B3	7.75%	06/01/13	4,640		4,860,400
Enterprise Products Operating LP, Sr. Notes 144A	Baa3	5.60%	10/15/14	3,600		3,631,932
Ferrellgas Partners LP, Sr. Notes	Ba3	6.75%	05/01/14	1,175		1,207,313
Ferrellgas Partners LP, Sr. Notes	B2	8.75%	06/15/12	1,400		1,526,000
Gazprom OAO, Notes 144A	BB-(g)	9.625%	03/01/13	3,750		4,425,000
Gazprom OAO, Sec’d. Notes (cost $1,956,256; purchased 02/21/03) (Russia)(f)	BB-(g)	10.50%	10/21/09	1,720		2,045,596
Markwest Energy Partners LP, Sr. Notes 144A	B1	6.875%	11/01/14	2,000		2,030,000
Pacific Energy Partners LP, Sr. Notes	Ba2	7.125%	06/15/14	1,975		2,103,375
Plains All American Pipeline LP, Sr. Notes	Baa3	7.75%	10/15/12	4,620		5,404,227
Southern Natural Gas Co., Sr. Notes	B1	8.875%	03/15/10	2,900		3,248,000
Tennessee Gas Pipeline Co., Debs.(b)	B1	7.00%	10/15/28	2,125		2,130,313

SEE NOTES TO FINANCIAL STATEMENTS.

B58

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Pipelines & Other (cont’d.)
Tennessee Gas Pipeline Co., Debs.(b)	B1	7.625%	04/01/37	$4,615	$4,839,981
Tennessee Gas Pipeline Co., Debs. (cost $3,079,298 purchased 12/3/02-2/25/03)(f)	B1	7.00%	03/15/27	3,530	3,705,878
TransMontaigne, Inc., Sr. Sub. Notes	B3	9.125%	06/01/10	1,385	1,502,725
Williams Cos., Inc., Notes(b)	B1	7.125%	09/01/11	4,475	4,888,937
Williams Cos., Inc., Notes(b)	B1	8.125%	03/15/12	5,045	5,826,975

					71,236,414

Railroads — 0.2%
Kansas City Southern Railway, Sr. Notes	B2	7.50%	06/15/09	2,750	2,887,500

Real Estate Investment Trusts — 0.4%
OMEGA Healthcare Investors, Inc., Notes	B1	6.95%	08/01/07	3,700	3,838,750
OMEGA Healthcare Investors, Inc., Sr. Notes	B1	7.00%	04/01/14	2,600	2,671,500

					6,510,250

Retailers — 2.0%
Asbury Automotive Group, Inc., Sr. Sub. Notes 144A(b)	B3	8.00%	03/15/14	1,800	1,782,000
AutoNation, Inc., Gtd. Notes	Ba2	9.00%	08/01/08	375	428,438
General Nutrition Center, Inc., Sr. Sub. Notes	Caa1	8.50%	12/01/10	2,300	2,173,500
JC Penney Co., Inc., Deb. Notes	Ba2	8.00%	03/01/10	2,350	2,684,875
JC Penney Co., Inc., Debs.(b)	Ba2	7.125%	11/15/23	3,625	3,860,625
JC Penney Co., Inc., Debs.	Ba2	7.65%	08/15/16	675	772,875
JC Penney Co., Inc., Notes	Ba2	6.875%	10/15/15	225	243,563
JC Penney Co., Inc., Notes	Ba2	9.00%	08/01/12	525	647,062
Jean Coutu Group PJC Inc., Sr. Notes 144A (Canada)	B2	7.625%	08/01/12	200	211,500
Jean Coutu Group PJC Inc., Sr. Sub. Notes 144 (Canada)(b)	B3	8.50%	08/01/14	4,185	4,289,625
Pantry, Inc., Sr. Sub Notes	B3	7.75%	02/15/14	3,025	3,221,625
Rite Aid Corp., Sr. Sec’d. Notes(b)	B2	8.125%	05/01/10	2,720	2,876,400
Saks, Inc., Gtd. Notes(b)	Ba3	7.00%	12/01/13	1,500	1,531,875
Saks, Inc., Gtd. Notes	Ba3	7.375%	02/15/19	3,425	3,390,750
Sonic Automotive Inc, Sr. Sub. Notes	B2	8.625%	08/15/13	1,810	1,929,913
Toys “R” Us, Inc., Notes(b)	Ba2	7.875%	04/15/13	2,675	2,654,937

					32,699,563

Structured Notes — 0.6%
Dow Jones CDX, Pass-thru Certs., Ser. 3-1,144A(b)	B3	7.75%	12/29/09	1,650	1,696,406
TRAINS HY-2004-1, (cost $8,252,807 purchased 10/1/04-10/20/04) 144A(f)(h)	B1	7.955%	08/01/15	7,628	8,343,100

					10,039,506

Technology — 2.5%
Amkor Technology, Inc., Sr. Notes(b)	B3	7.125%	03/15/11	800	752,000
Amkor Technology, Inc., Sr. Sub. Notes(b)	Caa1	10.50%	05/01/09	955	955,000
Ampex Corp., Sec’d. Notes (cost $1,771,972; purchased 8/16/02-8/15/04)(f)	NR	12.00%	08/15/08	1,772	442,993
Celestica, Inc., Sr. Sub. Notes (Canada)	Ba3	7.875%	07/01/11	2,700	2,895,750
Flextronics International, Ltd., Sr. Sub. Notes (Singapore) 144A	Ba2	6.25%	11/15/14	1,700	1,683,000
Flextronics International, Ltd., Sr. Sub. Notes (Singapore)(b)	Ba2	6.50%	05/15/13	3,200	3,280,000
Freescale Semiconductor, Inc., Sr. Notes	Ba2	7.125%	07/15/14	1,040	1,128,400
Iron Mountain, Inc., Gtd. Notes	Caa1	8.625%	04/01/13	3,875	4,117,188
Nortel Networks, Ltd., Notes (Canada)	B3	6.125%	02/15/06	2,220	2,258,850
Sanmina-SCI Corp., Sr. Notes	Ba2	10.375%	01/15/10	2,810	3,224,475
Seagate Technology International, Sr. Notes (Cayman Islands)	Ba2	8.00%	05/15/09	1,625	1,755,000
STATS ChipPAC Ltd., Sr. Notes (Singapore) 144A	Ba2	6.75%	11/15/11	1,925	1,905,750
UGS Corp. 144A	B3	10.00%	06/01/12	1,500	1,706,250
Unisys Corp., Sr. Notes(b)	Ba1	7.25%	01/15/05	4,100	4,102,460
Unisys Corp., Sr. Notes	Ba1	8.125%	06/01/06	795	836,738
Xerox Corp.	Ba2	6.875%	08/15/11	4,450	4,739,250
Xerox Corp., Sr. Notes	Ba2	7.625%	06/15/13	3,525	3,868,687
Xerox Corp., Sr. Notes	Ba2	9.75%	01/15/09	590	693,250

					40,345,041

SEE NOTES TO FINANCIAL STATEMENTS.

B59

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Telecommunications — 7.9%
Alamosa Delaware, Inc., Gtd. Notes	Caa1	11.00%	07/31/10	$2,650	$3,120,375
Alamosa Delaware, Inc., Sr. Notes	Caa1	8.50%	01/31/12	3,650	3,987,625
American Tower Corp., Sr. Notes	B3	9.375%	02/01/09	2,143	2,266,223
AT&T Corp., Sr. Notes	Ba1	9.05%	11/15/11	4,975	5,727,469
AT&T Corp., Sr. Notes	Ba1	9.75%	11/15/31	1,500	1,790,625
Bestel SA de CV, Sr. Disc. Notes (Mexico)(cost $891,606; purchased 5/13/98-7/9/98)(c)(f)	NR	12.75%	05/15/05	900	108,000
Centennial Communications Corp., Sr. Notes(b)	Caa1	8.125%	02/01/14	4,350	4,469,625
Cincinnati Bell, Inc.(b)	B3	8.375%	01/15/14	2,860	2,895,750
Citizens Communications Co., Notes	Ba3	9.25%	05/15/11	2,855	3,340,350
Citizens Communications Co., Sr. Notes	Ba3	6.25%	01/15/13	5,850	5,893,875
Crown Castle International Corp., Sr. Notes	B3	7.50%	12/01/13	4,250	4,568,750
Crown Castle International Corp., Sr. Notes	B3	9.375%	08/01/11	1,325	1,484,000
Crown Castle International Corp., Sr. Notes	B3	10.75%	08/01/11	5,390	5,848,150
Crown Castle International Corp., Sr. Notes, Ser. B	B3	7.50%	12/01/13	1,000	1,075,000
Dobson Cellular Systems, Inc., Sec’d. Notes 144A(h)	B2	6.96%	11/01/11	1,650	1,707,750
Dobson Cellular Systems, Inc., Sec’d. Notes 144A(b)	B2	8.375%	11/01/11	1,175	1,213,188
Eircom Funding, Sr. Sub. Notes (Ireland)	B1	8.25%	08/15/13	2,815	3,110,575
MCI, Inc., Sr. Notes	B2	6.908%	05/01/07	3,516	3,599,505
MCI, Inc., Sr. Notes	B2	7.688%	05/01/09	4,041	4,182,435
MCI, Inc., Sr. Notes	B2	8.735%	05/01/14	4,113	4,421,475
New Skies Satellites NV, (Netherlands) (cost $1,250,000; purchased 11/1/04)(f)	B1	5.87%	05/02/11	1,250	1,266,146
Nextel Communications, Inc., Sr. Notes	Ba3	5.95%	03/15/14	1,200	1,242,000
Nextel Communications, Inc., Sr. Notes	Ba3	7.375%	08/01/15	10,550	11,605,000
Nextel Partners, Inc., Sr. Notes(b)	B3	8.125%	07/01/11	5,875	6,521,250
Qwest Services Corp., Sr. Notes, 144A	Ba3	7.875%	09/01/11	700	759,500
Qwest Services Corp., Sr. Sec’d. Notes, 144A	Caa1	14.00%	12/15/10	20,135	24,212,337
Rogers Wireless Communications, Inc., Sec’d. Notes (Canada)	Ba3	6.375%	03/01/14	4,000	3,960,000
Rogers Wireless Communications, Inc., Sec’d. Notes (Canada)	Ba3	9.625%	05/01/11	1,300	1,524,250
Rogers Wireless Communications, Inc., Sr. Sub. Notes, 144A (Canada)	B2	8.00%	12/15/12	425	449,437
Triton PCS, Inc., Gtd. Notes	Caa1	8.50%	06/01/13	1,570	1,515,050
U.S. Unwired, Inc., Sec’d. Notes(h)	B2	6.74%	06/15/10	1,275	1,319,625
U.S. West Communications, Inc., Debs.	Ba3	7.50%	06/15/23	2,000	1,990,000
Ubiquitel Operating Co. 144A(b)	Caa1	9.875%	03/01/11	3,275	3,676,187
Ubiquitel Operating Co., Sr. Notes	Caa1	9.875%	03/01/11	1,025	1,150,563

					126,002,090

Tobacco — 0.1%
DIMON, Inc., Gtd. Notes, Ser. B	B1	9.625%	10/15/11	850	930,750
North Atlantic Holding Inc., Sr. Dis. Notes, Zero Coupon (until 3/1/09)	Caa1	12.25%	03/01/14	2,275	932,750

					1,863,500

TOTAL CORPORATE BONDS (cost $1,308,689,261)					1,387,793,284

CONVERTIBLE BONDS — 0.3%
Nortel Networks Corp., (Canada)	B3	4.25%	09/01/08	2,175	2,115,188
Tyco International Group SA (Luxembourg)144A(b)	Baa3	3.125%	01/15/23	1,650	2,772,000

TOTAL CONVERTIBLE BONDS (cost $3,412,795)					4,887,188

FOREIGN GOVERNMENT OBLIGATIONS — 1.7%
Federal Republic of Argentina, (Argentina)(h)	Caa1	1.98%	08/03/12	8,500	7,225,000
Federal Republic of Brazil, (Brazil)(b)	B1	8.25%	01/20/34	1,560	1,518,660
Federal Republic of Brazil, (Brazil)(b)(h)	B1	8.299%	06/29/09	1,200	1,413,000
Federal Republic of Brazil, (Brazil)	B1	10.00%	08/07/11	1,920	2,225,280
Federal Republic of Colombia, (Colombia)(b)	Ba2	10.00%	01/23/12	3,352	3,871,560
Federal Republic of Peru, (Peru)	Ba3	8.375%	05/03/16	3,330	3,729,600
Federal Republic of Philippines, (Phillippines)	Ba2	9.375%	01/18/17	4,115	4,274,456
Federal Republic of Venezuela, (Venezuela)	B2	9.25%	09/15/27	3,315	3,497,325

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (cost $25,936,173)					27,754,881

SEE NOTES TO FINANCIAL STATEMENTS.

B60

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS — 0.6%		Shares	Value (Note 2)
Adelphia Business Solutions, Inc., (cost $127,579; purchased 06/29/01)(Class “B” Stock)(a)(e)(f)		25,755	$424,957
Birch Telecom, Inc., (cost $2,500,000; purchased 06/18/98)(a)(f)		15,652	157
Classic Communications, Inc., (cost $0; purchased 07/21/98)(a)(f)		6,000	60
GenTek, Inc.(a)		6,444	288,369
IMPSAT Fiber Networks, Inc., (Argentina)(a)		29,831	171,528
Kaiser Group Holdings, Inc.(a)		47,054	1,246,931
Netia SA, (Poland)(a)		302,168	449,913
NTL, Inc.(a)(b)		12,930	943,373
PSF Group Holdings, Inc., (cost $374,377; purchased 9/17/96)(a)(f)		220	374,425
RCN Corp.(a)		156	3
Samuels Jewelers, Inc., (cost $624,993; purchased 10/28/98)(a)(f)		36,825	552
Systems Holding, Inc., (cost $0; purchased 2/15/02)(a)(e)(f)		29,402	294
Telewest Global, Inc., (United Kingdom)(a)		189,591	3,333,010
Trism, Inc., (cost $0; purchased 03/01/00)(a)(f)		82,628	1,033
UnitedGlobalCom, Inc., (Class “A” Stock)(a)(b)		212,736	2,055,030
York Research Corp., (cost $0; purchased 11/14/02)(a)(e)(f)		4,155	0

TOTAL COMMON STOCKS (cost $15,795,889)			9,289,635

PREFERRED STOCKS — 1.1%
Adelphia Communications Corp., PIK, 13.00% (cost $481,250; purchased 7/2/97-8/8/01)(f)		5,000	5,000
AmeriKing, Inc., PIK, 13.00% (cost $745,569; purchased 9/29/97-8/22/02)(c)(f)		36,672	37
Dobson Communications Corp., PIK, 13.00% (cost $2,869,322; purchased 4/29/99-4/13/04)(f)		3,143	1,351,490
Eagle-Picher Holdings, Inc., 11.75% (cost $969,758; purchased 2/19/98-2/26/98)(f)		170	1,483,250
Electronic Retailing Systems International, (cost $0; purchased 06/20/00)(e)(f)		1,046	10
Kaiser Group Holdings, Inc., 7.00%		19,034	1,075,421
McLeodUSA, Inc., 2.50%		18,063	67,556
New Millenium Homes, 10.00% (cost $0; purchased 9/25/00)(f)		3,000	30
Paxon Communications, Inc., PIK, 14.25%		1,186	8,746,750
PRIMEDIA, Inc., 10.00%		20,918	2,091,800
PTV, Inc., Ser. A, 10.00%		13	56
World Access, Inc., 13.25%, (cost $2,000,000; purchased 02/11/00-9/20/00)(f)		1,435	1
Xerox Corp., 6.25%		16,920	2,499,930

TOTAL PREFERRED STOCKS (cost $26,777,429)			17,321,331

WARRANTS(a) — 0.1%	Expiration Date	Units
Allegiance Telecommunications, Inc., (cost $0; purchased 1/29/98-2/25/98)(f)	02/03/08	3,800	0
Asia Pulp & Paper, Ltd., 144A (cost $0; purchased 03/09/00)(f)	03/15/05	1,295	0
Bell Technology Group, Ltd., (cost $0; purchased 04/24/98)(f)	05/01/05	1,250	0
Bestel SA de CV, (Mexico) (cost $0; purchased 5/13/98-7/9/98)(f)	05/15/05	2,500	0
GenTek, Inc., (cost $455, purchased 11/10/03)(f)	10/31/10	3,670	7,340
GenTek, Inc., (cost $931, purchased 11/10/03)(f)	10/31/08	7,516	15,032
GT Group Telecommunication, Inc., (Canada) 144A (cost $0, purchased 1/27/00)(f)	02/01/10	3,050	3
HF Holdings, Inc., (cost $1,958,758; purchased 9/27/99-9/29/99)(f)	09/27/09	18,093	18
ICG Communications, Inc., (cost $0; purchased 8/4/95-8/8/95)(f)	09/15/05	20,790	208
McLeodUSA, Inc.	04/16/07	40,027	9,607
Price Communications Corp., (cost $0; purchased 07/31/97)(f)	08/01/07	6,880	354,093
Star Choice Communications, Inc., (cost $0; purchased 1/28/97)(f)	12/15/05	69,480	475,070
Sterling Chemical Holdings, Inc., (cost $0; purchased 08/16/96)(f)	08/15/08	560	0
Tellus Corp.	09/15/05	42,866	811,882
TVN Entertainment, (cost $1,215,008; purchased 10/30/01-3/15/04)(e)(f)	08/12/11	9,347	5,421
Verado Holdings, Inc., Ser. B 144A	04/18/08	1,175	743
Versatel Telecommunications, (cost $0; purchased 05/21/98)(f)	05/15/08	2,000	0
Viasystems Group, Inc., (cost $1,039,826; purchased 01/31/03)(f)	01/31/10	45,109	5
Wam!Net, Inc., (cost $0; purchased 02/26/98)(f)	03/15/05	3,000	30
XM Satellite Radio, Inc., 144A(cost $0, purchased 3/10/00-7/11/00)(f)	03/03/10	5,005	50

TOTAL WARRANTS (cost $4,214,978)			1,679,502

TOTAL LONG-TERM INVESTMENTS (cost $1,384,826,525)			1,448,725,821

SEE NOTES TO FINANCIAL STATEMENTS.

B61

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

SHORT-TERM INVESTMENT — 25.5%	Value (Note 2)
Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series(d) (cost $407,624,422; Note 4)	$407,624,422

TOTAL INVESTMENTS — 116.3% (cost $1,792,450,947; Note 6)	1,856,350,243
LIABILITIES IN EXCESS OF OTHER ASSETS — (16.3)%	(260,666,815)

TOTAL NET ASSETS — 100.0%	$1,595,683,428

The following abbreviations are used in portfolio descriptions:

LLC	Limited Liability Company
LP	Limited Partnership
M.T.N.	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
PIK	Payment-in-kind
144A	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

(a)	Non-income producing security.

(b)	Portion of securities on loan with an aggregate market value of $276,149,778; cash collateral of $291,013,237 was received with which the portfolio purchased highly liquid short-term investments.

(c)	Represents issuer in default on interest payments, non-income producing security.

(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(e)	Indicates a fair valued security.

(f)	Indicates a security that has been deemed illiquid; the aggregate cost of the illiquid securities is $109,222,127. The aggregate value, $92,942,706 is approximately 5.8% of net assets.

(g)	Standard & Poor’s rating.

(h)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2004.

(i)	Amount is actual; not rounded to thousands.

(j)	Interest rate reflected represents the rate that would be in effect from the date the bond steps up from zero to an interest paying bond.

SEE NOTES TO FINANCIAL STATEMENTS.

B62

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Mutual Fund	25.5%
Electric	9.1
Telecommunications	7.9
Health Care & Pharmaceutical	7.3
Media & Entertainment	6.8
Capital Goods	5.4
Gaming	5.4
Pipelines & Other	4.5
Chemicals	4.0
Lodging	3.9
Paper	3.4
Cable	3.0
Energy — Other	3.0
Packaging	3.0
Metals	2.6
Technology	2.5
Foods	2.2
Aerospace/Defense	2.1
Building Materials & Construction	2.1
Retailers	2.0
Foreign Government Obligations	1.7
Automotive	1.6
Consumer	1.6
Banking	1.4
Preferred Stocks	1.1
Airlines	0.9
Common Stocks	0.6
Structured Notes	0.5
Real Estate Investment Trusts	0.4
Convertible Bonds	0.3
Railroads	0.2
Special Purpose Entity	0.1
Tobacco	0.1
Warrants	0.1

116.3
Liabilities in excess of other assets	(16.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B63

JENNISON PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 98.2%		Value (Note 2)
COMMON STOCKS — 98.2%	Shares
Air Freight & Logistics — 1.8%
United Parcel Service, Inc. (Class “B” Stock)(b)	441,300	$37,713,498

Biotechnology — 6.2%
Amgen, Inc.(a)	667,300	42,807,295
Genentech, Inc.(a)(b)	833,800	45,392,072
Gilead Sciences, Inc.(a)	899,900	31,487,501
MedImmune, Inc.(a)(b)	434,000	11,765,740

		131,452,608

Capital Markets — 4.1%
Charles Schwab Corp. (The)(b)	953,500	11,403,860
Goldman Sachs Group, Inc. (The)	318,700	33,157,548
Merrill Lynch & Co., Inc.	712,100	42,562,217

		87,123,625

Commercial Services & Supplies — 0.5%
Paychex, Inc.	342,300	11,665,584

Communications Equipment — 4.9%
Cisco Systems, Inc.(a)	1,543,600	29,791,480
QUALCOMM, Inc.(b)	1,049,900	44,515,760
Research In Motion Ltd. (Canada)(a)	355,600	29,308,552

		103,615,792

Computers & Peripherals — 6.3%
Apple Computer, Inc.(a)	688,300	44,326,520
Dell, Inc.(a)	1,112,600	46,884,964
International Business Machines Corp.(b)	271,500	26,764,470
Lexmark International, Inc. (Class “A” Stock)(a)	193,500	16,447,500

		134,423,454

Consumer Finance — 2.4%
American Express Co.	915,100	51,584,187

Diversified Financial Services — 2.4%
J.P. Morgan Chase & Co.	1,288,000	50,244,880

Electronic Equipment & Instruments — 1.5%
Agilent Technologies, Inc.(a)	1,307,600	31,513,160

Energy Equipment & Services — 2.7%
Schlumberger Ltd.(b)	848,100	56,780,295

Food Products — 0.8%
Cadbury Schweppes PLC (United Kingdom)	1,911,800	17,801,770

Food & Staples Retailing — 3.0%
Costco Wholesale Corp.(b)	414,500	20,065,945
Whole Foods Market, Inc.(b)	460,600	43,918,210

		63,984,155

Health Care Equipment & Supplies — 1.1%
Alcon, Inc. (Switzerland)	278,700	22,463,220

Health Care Providers & Services — 3.8%
Caremark Rx, Inc.(a)	727,200	28,673,496
UnitedHealth Group, Inc.	297,600	26,197,728
WellPoint, Inc.(a)	218,700	25,150,500

		80,021,724

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Hotels Restaurants & Leisure — 2.7%
Starbucks Corp.(a)(b)	929,500	$57,963,620

Household Durables — 1.3%
Harman International Industries, Inc.(b)	179,400	22,783,800
Lennar Corp. (Class “A” Stock)(b)	83,100	4,710,108

		27,493,908

Household Products — 1.3%
Procter & Gamble Co. (The)	502,000	27,650,160

Industrial Conglomerates — 3.8%
General Electric Co.	2,216,800	80,913,200

Insurance — 1.4%
American International Group, Inc.	454,637	29,856,012

Internet & Catalog Retail — 4.1%
eBay, Inc.(a)(b)	753,700	87,640,236

Internet Software & Services — 6.0%
Google, Inc. (Class “A” Stock)(a)(b)	284,700	54,975,570
Yahoo!, Inc.(a)(b)	1,950,000	73,476,000

		128,451,570

Media — 2.1%
DreamWorks Animation SKG, Inc. (Class “A” Stock)(a)(b)	36,200	1,357,862
Sirius Satellite Radio, Inc.(a)(b)	1,033,400	7,905,510
Univision Communications, Inc. (Class “A” Stock)(a)(b)	778,700	22,792,549
XM Satellite Radio Holdings, Inc. (Class “A” Stock)(a)(b)	311,000	11,699,820

		43,755,741

Multiline Retail — 2.4%
Target Corp.	997,400	51,794,982

Oil & Gas — 2.3%
Suncor Energy, Inc. (Canada)	561,700	19,884,180
Total SA (France)	138,120	30,169,748

		50,053,928

Personal Products — 1.2%
Estee Lauder Companies, Inc. (The) (Class “A” Stock)(b)	544,700	24,930,919

Pharmaceuticals — 6.9%
Allergan, Inc.(b)	350,500	28,415,035
Eli Lilly & Co.	701,800	39,827,150
Novartis AG, ADR (Switzerland)	765,700	38,698,478
Roche Holdings Group, ADR (Switzerland)	340,200	39,162,939

		146,103,602

Semiconductors & Semiconductor Equipment — 3.0%
Marvell Technology Group Ltd. (Bermuda)(a)(b)	1,062,600	37,690,422
Maxim Integrated Products, Inc.	630,200	26,714,178

		64,404,600

Software — 10.3%
Adobe Systems, Inc.	257,600	16,161,824
Electronic Arts, Inc.(a)(b)	995,100	61,377,768

SEE NOTES TO FINANCIAL STATEMENTS.

B64

JENNISON PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Software (cont’d.)
Mercury Interactive Corp.(a)(b)	544,600	$24,806,530
Microsoft Corp.	2,358,100	62,984,851
NAVTEQ(a)	312,700	14,496,772
SAP AG, ADR (Germany)	911,600	40,301,836

		220,129,581

Specialty Retail — 5.4%
Bed Bath & Beyond, Inc.(a)	930,900	37,077,747
Chico’s FAS, Inc.(a)(b)	825,300	37,575,909
Lowe’s Companies, Inc. (The)(b)	467,300	26,911,807
Williams-Sonoma, Inc.(a)(b)	373,700	13,094,448

		114,659,911

Textiles, Apparel & Luxury Goods — 1.0%
Coach, Inc.(a)	383,600	21,635,040

Wireless Telecommunication Services — 1.5%
Nextel Communications, Inc. (Class “A” Stock)(a)(b)	1,066,700	32,001,000

TOTAL COMMON STOCKS (cost $1,702,259,667)		2,089,825,962

	Units
WARRANTS(a)
Communications Equipment
Lucent Technologies, Inc., expiring 12/10/07 (cost $0)	8,620	13,620

TOTAL LONG-TERM INVESTMENTS (cost $1,702,259,667)		2,089,839,582

SHORT-TERM INVESTMENTS — 22.1%
	Shares
Mutual Fund — 22.1%
Dryden Core Investment Fund — Taxable Money Market Series (cost $471,742,022; Note 4)(c)	471,742,022	471,742,022

	Principal Amount (000)
Repurchase Agreement
State Street Bank & Trust Co. 1.75%, 1/3/05(d) (cost $30,241)	$30	30,241

TOTAL SHORT-TERM INVESTMENTS (cost $471,772,263)		471,772,263

TOTAL INVESTMENTS — 120.3% (cost $2,174,031,930; Note 6)		2,561,611,845
LIABILITIES IN EXCESS OF OTHER ASSETS — (20.3)%		(432,581,310)

NET ASSETS — 100%		$2,129,030,535

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Mutual Fund	22.1%
Software	10.3
Pharmaceuticals	6.9
Computers & Peripherals	6.3
Biotechnology	6.2
Internet Software & Services	6.0
Specialty Retail	5.4
Communications Equipment	4.9
Internet & Catalog Retail	4.1
Capital Markets	4.1
Industrial Conglomerates	3.8
Health Care Providers & Services	3.8
Food & Staples Retailing	3.0
Semiconductors & Semiconductor Equipment	3.0
Hotels Restaurants & Leisure	2.7
Energy Equipment & Services	2.7
Multiline Retail	2.4
Consumer Finance	2.4
Diversified Financial Services	2.4
Oil & Gas	2.3
Media	2.1
Air Freight & Logistics	1.8
Wireless Telecommunication Services	1.5
Electronic Equipment & Instruments	1.5
Insurance	1.4
Household Products	1.3
Household Durables	1.3
Personal Products	1.2
Health Care Equipment & Supplies	1.1
Textiles, Apparel & Luxury Goods	1.0
Food Products	0.8
Commercial Services & Supplies	0.5

120.3
(20.30)

100.00%

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	Portion of securities on loan with an aggregate market value of $426,459,186; cash collateral of $443,274,394 was received with which the portfolio purchased securities.

(c)	Represents security, or a portion thereof, purchased with cash collateral for securities on loan.

(d)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $30,245 due 1/03/05. The value of the collateral including accrued interest was $31,752 Collateralized by United States Treasury or federal agency obligations.

SEE NOTES TO FINANCIAL STATEMENTS.

B65

MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Certificates of Deposit — 30.1%
Bank of New York(a)	2.345%	01/31/05	$25,000	$24,993,756
Barclays Bank PLC New York(a)	2.342%	01/25/05	20,000	19,997,608
BNP Paribas SA	1.25%	01/27/05	4,000	3,999,957
BNP Paribas SA(a)	2.365%	03/09/05	19,000	18,994,578
Credit Suisse First Boston NY	2.21%	01/18/05	30,000	29,998,974
Landesbank Hessen Thuringen	1.40%	02/02/05	43,000	43,000,777
Nordea Bank Finland PLC New York Branch	2.39%	03/07/05	19,000	19,000,000
Societe Generale North America, Inc.	2.415%	03/11/05	26,000	25,999,752
Toronto Dominion Bank NY	2.32%	02/02/05	9,000	9,000,000
Toronto Dominion Bank NY	2.44%	03/14/05	10,000	10,000,000
Toronto Dominion Bank NY	3.03%	12/30/05	10,000	10,000,000
Unicredito Italiano SpA	2.30%	02/02/05	25,000	24,999,990
Wells Fargo Bank NA	2.35%	01/27/05	26,718	26,718,000

				266,703,392

Commercial Paper — 30.0%
Allianz Finance Corp. 144A(d)	2.31%	02/07/05	18,000	17,957,265
Amsterdam Funding Corp. 144A(d)	2.34%	02/02/05	44,000	43,908,480
Banco Santander Central Hispano	2.21%	02/04/05	6,633	6,619,155
Barton Capital Corp. 144A(d)	2.245%	02/09/05	10,000	9,975,679
Barton Capital Corp. 144A(d)	2.24%	02/10/05	10,000	9,975,111
Cafco LLC 144A(d)	2.35%	01/31/05	6,300	6,287,662
HBOS Treasury Services PLC	2.34%	01/31/05	10,000	9,980,500
HBOS Treasury Services PLC	2.21%	02/02/05	9,400	9,381,534
HSBC Finance Corp.	2.35%	02/02/05	15,000	14,968,667
New Center Asset Trust	2.40%	02/08/05	10,000	9,974,667
Three Pillars Funding Corp. 144A(d)	2.36%	01/20/05	20,000	19,975,089
Three Pillars Funding Corp. 144A(d)	2.35%	01/25/05	24,000	23,962,400
Triple A One Funding Corp. 144A(d)	2.35%	01/21/05	8,000	7,989,556
Tulip Funding Corp. 144A(d)	2.40%	01/28/05	44,000	43,920,800
Westpac Capital Corp. M.T.N.	2.41%	03/10/05	31,000	30,858,881

				265,735,446

Other Corporate Obligations — 29.7%
American Express Credit Corp. M.T.N.(a)	2.381%	01/05/05	8,000	8,000,000
Bank of Nova Scotia(a)	2.357%	01/28/05	15,000	14,999,521
Bank of Nova Scotia(a)	2.357%	01/31/05	10,000	9,999,639
GE Capital Assurances Co. (cost $11,000,000; purchased 7/21/2004)(a)(b)	2.493%	01/24/05	11,000	11,000,000
General Electric Capital Corp.(a)	2.46%	01/10/05	11,750	11,750,000
General Electric Capital Corp. M.T.N.(a)	2.51%	01/18/05	21,000	21,000,000
Goldman Sachs Group, Inc. M.T.N. 144A(a)(d)	2.64%	03/15/05	42,000	42,000,000
Irish Life and Permanent PLC M.T.N. 144A(a)(d)	2.413%	01/21/05	25,000	24,996,628
Merrill Lynch & Co., Inc. M.T.N.(a)	2.54%	01/11/05	34,000	34,016,571
Metropolitan Life Insurance (cost $10,000,000; purchased 9/30/2004)(a)(b)	2.36%	01/03/05	10,000	10,000,000
Metropolitan Life Insurance (cost $9,000,000; purchased 2/03/2004)(a)(b)	2.24%	02/09/05	9,000	9,000,000
Morgan Stanley, Inc. M.T.N.(a)	2.522%	01/18/05	25,000	25,000,000
National City Bank of Indiana M.T.N.(a)	2.365%	01/10/05	10,000	10,001,768
Pacific Life Insurance (cost $7,000,000; purchased 3/15/2004)(a)(b)	2.62%	03/16/05	7,000	7,000,000
Royal Bank of Canada M.T.N.(a)	2.38%	01/10/05	5,000	5,000,000
Travellers Insurance Co. (cost $6,000,000; purchased 7/7/04)(a)(b)	2.43%	01/10/05	6,000	6,000,000
Westpac Banking Corp.(a)	2.45%	03/11/05	13,000	12,999,803

				262,763,930

U.S. Government Obligations — 8.5%
Federal Home Loan Bank	1.47%	02/28/05	15,000	15,000,000
Federal National Mortgage Association(a)	2.288%	01/18/05	30,000	29,999,828
Federal National Mortgage Association(a)	1.65%	02/08/05	15,000	15,000,000
Federal National Mortgage Association	1.40%	03/29/05	15,000	15,000,000

				74,999,828

SEE NOTES TO FINANCIAL STATEMENTS.

B66

MONEY MARKET PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Repurchase Agreements — 1.6%
Greenwich Capital Management(c)	2.29%	01/03/05	$14,006	$14,006,000

TOTAL INVESTMENTS — 99.9% (amortized cost $884,208,596(e))				884,208,596

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%				1,147,151

NET ASSETS — 100.0%				$885,355,747

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2004 was as follows:

Commercial Banks	47.9%
Life Insurance	19.9%
Asset Backed Securities	19.9%
Federal Credit Agences	8.5%
Short Term Business Credit	3.7%

99.9%
Other assets in excess of liabilities	0.1%

100.0%

M.T.N.—Medium	Term Notes

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2004.

(b)	Indicates a restricted security and deemed illiquid. The aggregate cost and value of restricted securities is $43,000,000, and represents 4.9% of net assets.

(c)	Greenwich Capital Management Repurchase Agreement, repurchase price $14,008,673 due 1/3/05. The value of the collateral including accrued interest was $14,286,127. Collateralized by United States Treasury or federal agency obligations.

(d)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be subject to that rule except to qualified institutional buyers unless otherwise noted. 144A securities are deemed to be liquid.

(e)	Federal income tax basis is the same as for financial reporting purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

B67

NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 99.5%		Value (Note 2)
COMMON STOCKS — 97.6%	Shares
Chemicals — 0.2%
Hokko Chemical Industry Co., Ltd. (Japan)	450,900	$1,588,513
Construction Materials — 0.7%
Anhui Conch Cement Co., Ltd. (Class“H” Stock) (China)	4,200,000	4,565,981
Energy Equipment & Services — 31.7%
B.J. Services Co.(b)	663,700	30,888,598
CARBO Ceramics, Inc.	53,900	3,719,100
Cooper Cameron Corp.(a)	72,700	3,911,987
ENSCO International, Inc.	294,900	9,360,126
FMC Technologies, Inc.(a)(b)	195,261	6,287,404
GlobalSantaFe Corp. (Cayman Islands)	63,600	2,105,796
Grant Prideco, Inc.(a)	213,400	4,278,670
Grey Wolf, Inc.(a)(b)	326,000	1,718,020
Hydril Co.(a)	96,200	4,378,062
Maverick Tube Corp.(a)	272,500	8,256,750
Nabors Industries, Ltd. (Barbados)(a)	180,300	9,247,587
National-Oilwell, Inc.(a)(b)	361,600	12,760,864
Oil States International, Inc.(a)	478,700	9,234,123
OPTI Canada, Inc. (Canada)(a)	1,378,574	22,355,876
Rowan Cos., Inc.(a)(b)	166,500	4,312,350
Smith International, Inc.(a)	529,500	28,810,095
Todco (Class “A” Stock)(a)	206,400	3,801,888
Transocean, Inc.(a)(b)	279,600	11,852,244
W-H Energy Services, Inc.(a)	168,800	3,774,368
Weatherford International, Ltd.(a)	312,800	16,046,640

		197,100,548

Food Products — 0.7%
Cresud SA, ADR (Argentina)(b)	287,800	4,288,220
Household Durables — 0.5%
Blout International, Inc.(a)	171,000	2,978,820
Industrial Conglomerates — 3.6%
Phelps Dodge Corp.(b)	225,700	22,326,244
Machinery — 0.3%
Railpower Technologies Corp. (Canada)(a)(b)	354,500	1,843,287
Metals & Mining — 27.3%
Alumina, Ltd. (Australia)	1,989,400	9,263,374
Aluminum Corp. of China, Ltd., ADR (China)(b)	70,300	4,116,065
Anglo American Platinum, Ltd., ADR (South Africa)	86,669	3,184,462
AngloGold, Ltd., ADR (Canada)(b)	155,476	5,651,553
Aquarius Platinum, Ltd. (Australia)	517,725	2,049,515
AXMIN, Inc. (Canada)(a)	1,289,500	731,845
Bema Gold Corp. (Canada)(a)(b)	494,200	1,512,252
Canico Resource Corp. (Canada)(a)	248,389	3,006,001
Coeur d’Alene Mines Corp.(a)	243,825	958,232
Companhia Vale do Rio Doce, ADR (Brazil)(b)	641,700	18,615,717
Crystallex International Corp. (Canada)(a)	2,111,000	7,578,490
DRDGOLD, Ltd., ADR (South Africa)(a)(b)	830,600	1,279,124
European Goldfields, Ltd.(a)	38,400	85,572
First Quantum Minerals, Ltd.(a)	221,700	3,450,908

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Metals & Mining (Cont’d.)
FNX Mining Co., Inc. (Canada)(a)	230,600	$996,960
Freeport-McMoRan Copper & Gold, Inc. (Class “B” Stock)(b)	314,400	12,019,512
Gabriel Resources, Ltd.(a)	749,800	976,245
Gold Fields, Ltd., ADR (South Africa)(b)	426,000	5,316,480
Gold Reserve, Inc. (Canada)(a)	121,200	538,150
Golden Star Resources, Ltd.(a)(b)	238,700	957,187
Harmony Gold Mining Co., Ltd. (South Africa)	156,400	1,421,376
Harmony Gold Mining Co., Ltd., ADR (South Africa)(b)	491,900	4,559,913
Impala Platinum Holdings, Ltd., ADR (South Africa)	200,800	4,268,165
Ivanhoe Mines, Ltd.(a)	576,300	4,160,577
Kinross Gold Corp. (Canada)(a)	625,965	4,414,643
Kinross Gold Corp.(a)	17,401	122,503
Lihir Gold, Ltd. (Australia)(a)	6,154,600	5,596,525
Massey Energy Co.(b)	327,300	11,439,135
Meridian Gold, Inc.(a)	274,000	5,200,317
Miramar Mining Corp.(a)(b)	234,000	269,100
Miramar Mining Corp. (Canada)(a)	336,000	384,192
Nelson Resources, Ltd. (Canada)(a)	841,500	1,580,249
Nevsun Resources, Ltd. (Canada)(a)	351,300	645,044
Newcrest Mining, Ltd. (Australia)	498,200	6,814,905
Newmont Mining Corp.(b)	248,100	11,018,121
Orezone Resources, Inc. (Canada)(a)(b)	988,500	1,237,533
Oxus Gold PLC (United Kingdom)(a)	432,500	450,469
Pan American Silver Corp. (Canada)(a) .	97,572	1,566,005
Peru Copper, Inc. (Canada)(a)	656,200	755,795
Placer Dome, Inc. (Canada)	430,400	8,117,344
Platinum Group Metals, Ltd. (Canada)(a)	1,186,700	1,032,428
Randgold Resources, Ltd., ADR (Channel Islands)(a)	227,600	2,594,640
Southern Peru Copper Corp.(b)	94,200	4,447,182
Southern Platinum Corp. (Canada)(a)	858,600	1,512,036
SouthernEra Diamonds, Inc. (Class “A”Stock) (Canada)(a)	858,600	358,302
Stornoway Diamond Corp. (Canada)(a)	357,800	537,529
Western Silver Corp. (Canada)(a)	343,600	3,106,144

		169,897,816

Oil & Gas — 32.1%
Apache Corp.	128,366	6,491,469
Bill Barrett Corp.(a)	700	22,393
BPI Industries, Inc. (Canada) (cost $1,368,745, purchased 12/31/04) (a)(d)(e)	1,200,000	1,474,774
Carrizo Oil & Gas, Inc.(a)	132,100	1,492,730
Cheniere Energy, Inc.(a)(b)	137,900	8,784,230
Denbury Resources, Inc.(a)	342,700	9,407,115
Encore Acquisition Co.(a)	272,100	9,499,011
Endeavour International Corp.(a)(b)	374,800	1,570,412
Eni SpA, ADR (Italy)	136,600	17,189,744
Galaxy Energy Corp.(a)(b)	631,700	792,784

SEE NOTES TO FINANCIAL STATEMENTS.

B68

NATURAL RESOURCES PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Oil & Gas (cont’d.)
Gasco Energy, Inc.(a)(b)	632,600	$2,694,876
Genoil, Inc. (Canada)(a)	493,267	167,711
Houston Exploration Co.(a)	47,000	2,646,570
KCS Energy, Inc.(a)	296,972	4,389,246
McMoRan Exploration Co.(a)(b)	227,500	4,254,250
Noble Energy, Inc.(b)	105,600	6,511,296
Petroleo Brasileiro SA, ADR (Brazil)(b)	210,600	8,377,668
Quicksilver Resources, Inc.(a)(b)	277,000	10,188,060
Range Resources Corp.	304,200	6,223,932
Sibneft, ADR (Russia)(a)(b)	49,100	1,485,275
Southwestern Energy Co.(a)	282,800	14,335,132
St. Mary Land & Exploration Co.(b)	140,200	5,851,948
Suncor Energy, Inc. (Canada)	486,500	17,222,100
Surgutneftegaz, ADR (Russia)(b)	76,100	2,846,140
Total SA, ADR (France)	222,700	24,461,368
Trident Resources Corp. (Canada) (cost $4,402,178, purchased 12/04/03)(a)(d)(e)	412,657	5,682,795
UTS Energy Corp. (Canada)(a)	2,107,000	1,670,617
Warren Resources, Inc.(a)	340,500	3,098,550
Western Gas Resources, Inc.	452,100	13,223,925
Western Oil Sands, Inc. (Canada)(a)	233,200	8,145,407

		200,201,528

Real Estate — 0.5%
IRSA Inversiones y Representaciones SA, GDR (Argentina)(a)(b)	264,300	2,973,375

TOTAL COMMON STOCKS (cost $366,723,737)		607,764,332

LINKED NOTE(a)(d)(e) — 1.1%	Principal Amount (000)
USD Palladium Linked Bank Note 7/13/07 (cost $7,000,001, purchased 6/30/03)	$7,000	6,760,631

PREFERRED STOCK — 0.7%	Shares
Oil & Gas
Surgutneftegaz, ADR (Russia) (cost $2,445,104)	79,300	4,321,850

WARRANTS(a) — 0.1%	Units
Oil & Gas
BPI Industries, Inc. (Canada), expiring 12/31/06 (cost $131,255, purchased 12/31/04)(d)(e)	600,000	154,814

Metals & Mining — 0.1%
Pan American Silver Corp., expiring 2/20/08	49,786	395,163
Peru Copper, Inc. (Canada), expiring 3/18/06	328,100	60,245

		455,408

TOTAL WARRANTS (cost $296,506)		610,222

TOTAL LONG-TERM INVESTMENTS (cost $376,465,348)		619,457,035

SHORT-TERM INVESTMENT — 23.1%	Shares	Value (Note 2)
Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $143,893,304; Note 4)(c)	143,893,304	$143,893,304

TOTAL INVESTMENTS — 122.6% (cost $520,358,652; Note 6)		763,350,339

LIABILITIES IN EXCESS OF OTHER ASSETS — (22.6)%		(140,795,406)

NET ASSETS — 100%		$622,554,933

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Oil & Gas	32.8%
Energy Equipment & Services	31.7
Metals & Mining	28.5
Industrial Conglomerates	3.6
Construction Materials	0.7
Food Products	0.7
Household Durables	0.5
Real Estate	0.5
Machinery	0.3
Chemicals	0.2
Mutual Fund	23.1

122.6
Liabilities in excess of other assets	(22.6)

100.0%

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

(a)	Non-income producing security.

(b)	All or portion of securities on loan with an aggregate value of $131,878,496; cash collateral of $139,284,543 was received with which the portfolio purchased short-term, highly liquid securities.

(c)	Represents security, or portion thereof, purchased with cash collateral for securities on loan.

(d)	Indicates a fair valued security.

(e)	Indicates a restricted security and deemed illiquid, See Note 1. The aggregate cost of such securities is $12,902,179. The aggregate value of $14,073,014 at December 31, 2004 is approximately 2.26% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

B69

SMALL CAPITALIZATION STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 99.9%		Value (Note 2)
COMMON STOCKS	Shares
Advertising — 0.2%
ADVO, Inc.	41,783	$1,489,564

Aerospace — 1.4%
AAR Corp.(a)	44,056	600,043
Curtiss-Wright Corp.	29,375	1,686,419
DRS Technologies, Inc.(a)	37,241	1,590,563
GenCorp, Inc.(b)	72,392	1,344,319
Kaman Corp. (Class “A” Stock)	31,055	392,846
Moog, Inc. (Class “A” Stock)(a)	35,176	1,595,232
Trimble Navigation, Ltd.(a)	70,912	2,342,932
Triumph Group, Inc.(a)	21,761	859,559

		10,411,913

Agricultural Products & Services — 0.2%
Delta & Pine Land Co.	52,707	1,437,847

Airlines — 0.3%
Frontier Airlines, Inc.(a)	48,687	555,519
Mesa Air Group, Inc.(a)(b)	43,212	343,103
SkyWest, Inc.	78,542	1,575,553

		2,474,175

Apparel — 1.0%
Fossil, Inc.(a)	97,281	2,494,285
Genesco, Inc.(a)	30,184	939,930
Phillips-Van Heusen Corp.	42,405	1,144,935
Russell Corp.	44,676	870,288
Wolverine World Wide, Inc.	52,367	1,645,371

		7,094,809

Appliances & Home Furnishings
Applica, Inc.(a)	32,873	198,882
Fedders Corp.	41,431	149,980

		348,862

Autos – Cars & Trucks — 0.8%
Midas, Inc.(a)	21,544	430,880
Myers Industries, Inc.	47,112	603,033
Sonic Automative, Inc.	56,600	1,403,680
Standard Motor Products, Inc.	27,012	426,790
Superior Industries International, Inc.(b)	33,500	973,175
TBC Corp.(a)	30,421	845,704
Wabash National Corp.(a)	41,476	1,116,949

		5,800,211

Banks & Savings & Loans — 7.1%
Anchor BanCorp Wisconsin, Inc.	31,370	914,436
BankAtlantic Bancorp, Inc. (Class “A” Stock)	81,960	1,631,004
BankUnited Financial Corp. (Class “A” Stock)(a)	41,051	1,311,579
Boston Private Financial Holdings, Inc.	37,718	1,062,516
Brookline Bancorp, Inc.	80,921	1,320,631
Chittenden Corp.(b)	63,375	1,820,764
Commercial Federal Corp.	53,894	1,601,191
Community Bank System, Inc.	41,831	1,181,726
Dime Community Bancshares	50,939	912,317
Downey Financial Corp.	38,098	2,171,586
East West Bancorp, Inc.	71,666	3,007,105
First Bancorp/Puerto Rico	55,237	3,508,102
First Midwest Bancorp, Inc.	63,500	2,304,415

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Banks & Savings & Loans (cont’d.)
First Republic Bank	22,435	$1,189,055
FirstFed Financial Corp.(a)	22,495	1,166,816
Flagstar Bancorp, Inc.(b)	83,963	1,897,564
Gold Banc Corp., Inc.	54,936	803,164
Nara Bancorp, Inc.	31,900	678,513
PrivateBancorp, Inc.	27,778	895,285
Provident Bankshares Corp.(b)	45,280	1,646,834
Republic Bancorp, Inc.	96,399	1,472,977
Riggs National Corp.	43,271	919,941
Southwest Bancorporation of Texas, Inc.(b)	95,862	2,232,626
Sterling Bancshares, Inc.	61,474	877,234
Sterling Financial Corp.(a)	31,185	1,224,323
Susquehanna Bancshares, Inc.	63,592	1,586,620
TrustCo Bank Corp.	101,696	1,402,388
UCBH Holdings, Inc.(b)	62,286	2,853,945
Umpqua Holdings Corp.	61,105	1,540,457
United Bankshares, Inc.	58,996	2,250,697
Waypoint Financial Corp.	45,861	1,300,159
Whitney Holding Corp.	57,510	2,587,375
Wintrust Financial Corp.(b)	29,527	1,681,858

		52,955,203

Chemicals — 1.7%
A. Schulman, Inc.	41,758	894,039
Arch Chemicals, Inc.	32,148	925,220
Cambrex Corp.	35,763	969,177
Georgia Gulf Corp.	45,863	2,283,977
H.B. Fuller Co.	39,155	1,116,309
MacDermid, Inc.	41,440	1,495,984
OM Group, Inc.(a)	38,758	1,256,534
Omnova Solutions, Inc.(a)	55,095	309,634
Penford Corp.	11,997	188,713
PolyOne Corp.(a)	125,300	1,135,218
Quaker Chemical Corp.	13,192	327,689
TETRA Technologies, Inc.(a)	30,622	866,603
WD-40 Co.	22,674	644,168
Wellman, Inc.	43,804	468,265

		12,881,530

Collectibles & Gifts — 0.3%
Action Performance Cos., Inc.	25,083	275,662
Department 56, Inc.(a)	18,484	307,759
Enesco Group, Inc.(a)	19,606	158,416
Lennox International, Inc.	82,405	1,676,942

		2,418,779

Commercial Services — 3.5%
ABM Industries, Inc.	66,392	1,309,250
Arbitron, Inc.(a)	42,434	1,662,564
Bowne & Co., Inc.	48,998	796,708
Central Parking Corp.(b)	49,960	756,894
Chemed Corp.	17,057	1,144,695
Coinstar, Inc.(a)(b)	33,649	902,803
Consolidated Graphics, Inc.(a)	18,712	858,881
CPI Corp.	10,536	143,184
Dendrite International, Inc.(a)	57,081	1,107,372
eFunds Corp.(a)	66,818	1,604,300
FindWhat.com(a)	41,378	733,632

SEE NOTES TO FINANCIAL STATEMENTS.

B70

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Commercial Services (cont’d.)
Global Payments, Inc.	52,619	$3,080,316
Hooper Holmes, Inc.	88,914	526,371
Insurance Auto Auctions, Inc.(a)	15,795	354,124
John H. Harland Co.	38,012	1,372,233
Labor Ready, Inc.(a)(b)	57,385	970,954
MAXIMUS, Inc.(a)	29,648	922,646
Mobile Mini, Inc.(a)	19,981	660,172
NCO Group, Inc.(a)	43,825	1,132,876
Nelson Thomas, Inc.	20,159	455,593
On Assignment, Inc.(a)	34,516	179,138
PAREXEL International Corp.(a)	35,530	721,259
Pre-Paid Legal Services, Inc.(b)	21,211	796,473
Rewards Network, Inc.(a)(b)	33,895	237,265
SOURCECORP, Inc.(a)	21,533	411,496
Sovran Self Storage, Inc.	21,660	912,752
Startek, Inc.	19,795	563,168
Vertrue, Inc.(a)(b)	13,674	516,467
Viad Corp.	30,335	864,244
Volt Information Sciences, Inc.(a)	20,828	612,135

		26,309,965

Computer Services — 3.9%
Actel Corp.(a)	34,635	607,498
Adaptec, Inc.(a)	152,066	1,154,181
Agilysys, Inc.	44,079	755,514
Avid Technology, Inc.(a)(b)	46,537	2,873,660
Black Box Corp.	23,722	1,139,130
Brooktrout, Inc.(a)	17,354	208,421
CACI International, Inc. (Class “A” Stock)(a)(b)	40,018	2,726,426
Carreker Corp.(a)	33,875	291,325
Cerner Corp.(a)(b)	49,700	2,642,549
Ciber, Inc.(a)	85,364	822,909
FactSet Research Systems, Inc.(b)	42,699	2,495,330
FileNet Corp.(a)(b)	53,999	1,391,014
Hutchinson Technology, Inc.(a)	35,712	1,234,564
Insight Enterprises, Inc.(a)	66,636	1,367,371
Manhattan Associates, Inc.(a)	41,080	980,990
Mercury Computer Systems, Inc.(a)(b)	28,838	855,912
MTS Systems Corp.	28,000	946,680
NYFIX, Inc.(a)	44,312	274,291
Phoenix Technology, Ltd.(a)	33,537	277,016
Pinnacle Systems, Inc.(a)	94,854	578,609
Progress Software Corp.(a)	49,387	1,153,186
Radiant Systems, Inc.(a)	36,131	235,213
RadiSys Corp.(a)	26,178	511,780
Standard Microsystems Corp.(a)	25,273	450,618
Synaptics, Inc.(a)	34,996	1,070,178
TALX Corp.	18,782	484,388
Teledyne Technologies, Inc.(a)	44,675	1,314,785

		28,843,538

Construction — 3.5%
Coachmen Industries, Inc.	21,503	373,292
ElkCorp	27,155	929,244
Florida Rock Industries, Inc.	59,359	3,533,641
Insituform Technologies, Inc. (Class “A” Stock)(a)	36,573	829,110

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Construction (cont’d.)
M.D.C. Holdings, Inc.	44,075	$3,809,843
Meritage Corp.(a)	17,611	1,984,760
NVR, Inc.(a)(b)	8,725	6,713,015
Shaw Group, Inc.(a)(b)	87,596	1,563,589
Simpson Manufacturing Co., Inc.	65,286	2,278,481
Standard Pacific Corp.	45,764	2,935,303
Thomas Industries, Inc.	24,199	966,024

		25,916,302

Consumer Cyclical — 0.1%
JAKKS Pacific, Inc.(a)	35,830	792,201

Containers — 0.3%
AptarGroup, Inc.	48,959	2,584,056

Cosmetics & Soaps — 0.1%
Nature’s Sunshine Products, Inc.	21,053	428,639

Distribution/Wholesalers — 0.9%
Advanced Marketing Services, Inc.	26,041	261,973
Bell Microproducts, Inc. (Class “B” Stock)(a)	38,747	372,746
Castle (A.M.) & Co.(a)	21,610	258,023
ScanSource, Inc.(a)	17,327	1,077,046
SCP Pool Corp.	71,390	2,277,341
United Stationers, Inc.(a)	45,249	2,090,504

		6,337,633

Diversified Manufacturing Operations — 1.7%
Acuity Brands, Inc.	58,016	1,844,909
Barnes Group, Inc.	31,687	840,022
Ceradyne, Inc.(a)(b)	22,300	1,275,783
CLARCOR, Inc.	35,049	1,919,634
CUNO, Inc.(a)	23,259	1,381,585
Griffon Corp.(a)	40,177	1,084,779
Lydall, Inc.(a)	22,033	261,311
MascoTech, Inc.(a)	64,600	0
Mueller Industries, Inc.	49,783	1,603,012
Smith (A.O.) Corp.	40,304	1,206,702
Standex International Corp.	16,837	479,686
Valmont Industries, Inc.	32,770	822,855

		12,720,278

Drugs & Medical Supplies — 5.6%
Advanced Medical Optics, Inc.(a)(b)	50,245	2,067,079
American Medical Systems Holdings, Inc.(a)	46,107	1,927,734
ArthroCare Corp.(a)(b)	32,247	1,033,839
Coherent, Inc.(a)	41,482	1,262,712
CONMED Corp.(a)	40,874	1,161,639
CryoLife, Inc.(a)(b)	31,865	225,286
Cyberonics, Inc.(a)(b)	32,706	677,668
Diagnostic Products Corp.	39,962	2,199,908
Enzo Biochem, Inc.(a)	44,316	862,833
Haemonetics Corp.(a)	34,822	1,260,905
Hologic, Inc.(a)	28,071	771,110
ICU Medical, Inc.(a)(b)	18,596	508,415
IDEXX Laboratories, Inc.(a)	46,036	2,513,105
Integra LifeSciences Holdings(a)(b)	39,475	1,457,812
Invacare Corp.(b)	42,788	1,979,373

SEE NOTES TO FINANCIAL STATEMENTS.

B71

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Drugs & Medical Supplies (cont’d.)
Medicis Pharmaceutical Corp. (Class “A” Stock)(b)	74,901	$2,629,774
NBTY, Inc.(a)	91,535	2,197,755
Noven Pharmaceuticals, Inc.(a)	32,065	547,029
Osteotech, Inc.(a)	23,429	128,860
Owens & Minor, Inc.	53,995	1,521,039
PolyMedica Corp.	37,566	1,400,836
Possis Medical, Inc.(a)	24,798	334,277
Priority Healthcare Corp.(a)	59,555	1,296,512
Regeneron Pharmaceuticals, Inc.(a)(b)	76,186	701,673
ResMed, Inc.(a)	46,464	2,374,310
Respironics, Inc.(a)	48,145	2,617,162
Savient Pharmaceuticals, Inc.(a)	82,671	224,038
SFBC International, Inc.(a)	20,200	797,900
SurModics, Inc.(a)(b)	24,006	780,435
Sybron Dental Specialties, Inc.(a)	53,262	1,884,410
Viasys Healthcare, Inc.(a)	42,420	805,980
Vital Signs, Inc.	17,403	677,325
Wilson Greatbatch Technologies, Inc.(a)	29,236	655,471

		41,484,204

Electrical Equipment — 1.0%
ALLETE, Inc.	40,431	1,485,839
Anixter International, Inc.(a)	50,978	1,834,698
Baldor Electric Co.	45,110	1,241,878
C&D Technologies, Inc.	34,645	590,351
Kulicke & Soffa Industries, Inc.(a)	69,869	602,271
MagneTek, Inc.(a)	38,972	268,907
Technitrol, Inc.(a)	55,272	1,005,950
Vicor Corp.	57,507	753,917

		7,783,811

Electronics — 2.6%
Analogic Corp.	18,731	838,962
Artesyn Technologies, Inc.(a)	53,658	606,335
Audiovox Corp.(a)	31,447	496,234
Belden, Inc.(b)	64,190	1,489,208
Benchmark Electronics, Inc.(a)(b)	56,558	1,928,628
Checkpoint Systems, Inc.(a)	51,439	928,474
CTS Corp.	49,062	652,034
Dionex Corp.(a)(b)	28,576	1,619,402
EDO Corp.	27,398	869,887
Electro Scientific Industries, Inc.(a)	38,907	768,802
Esterline Technologies, Inc.(a)	33,602	1,097,105
Helix Technology Corp.	35,696	620,753
Intermagnetics General Corp.(a)	34,906	886,961
Itron, Inc.(a)	28,950	692,195
Keithley Instruments, Inc.	22,187	437,084
Littelfuse, Inc.(a)	30,495	1,041,709
Methode Electronics, Inc. (Class “A” Stock)	48,946	628,956
Park Electrochemical Corp.	27,257	590,932
Photronics, Inc.(a)	44,609	736,049
SBS Technologies, Inc.(a)	21,197	295,910
Sonic Solutions(a)(b)	32,035	718,865
Ultratech Stepper, Inc.(a)	32,573	614,001
X-Rite, Inc.	28,490	456,125

		19,014,611

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Electronic Components — 1.7%
Alliance Semiconductor Corp.(a)	48,490	$179,413
Bel Fuse, Inc. (Class “B” Stock)	15,267	515,872
Cohu, Inc.	29,487	547,279
Cubic Corp.	36,563	920,291
Cymer, Inc.(a)	50,567	1,493,749
Daktronics, Inc.(a)	25,901	644,676
DSP Group, Inc.(a)	38,279	854,770
FLIR Systems, Inc.(a)(b)	46,769	2,983,394
Microsemi Corp.(a)(b)	81,535	1,415,447
Planar Systems, Inc.(a)	19,995	224,544
Rayovac Corp.(a)	47,364	1,447,444
Rogers Corp.(a)	22,919	987,809
Supertex, Inc.(a)	17,843	387,193

		12,601,881

Energy — 0.9%
Advanced Energy Industries, Inc.(a)	44,717	408,266
Headwaters, Inc.(a)	46,002	1,311,057
UGI Corp.	69,768	2,854,209
Unisource Energy Corp.	46,845	1,129,433
Veritas DGC, Inc.(a)(b)	45,734	1,024,899

		6,727,864

Engineering — 0.7%
EMCOR Group, Inc.(a)	20,748	937,394
Engineered Support Systems, Inc.	36,467	2,159,576
URS Corp.(a)	59,500	1,909,950

		5,006,920

Environmental Services — 0.7%
Ionics, Inc.(a)(b)	31,127	1,349,044
Tetra Tech, Inc.(a)	76,895	1,287,222
Waste Connections, Inc.(a)	65,622	2,247,554

		4,883,820

Exchange Traded Funds — 2.6%
iShares S&P SmallCap 600 Index Fund(b)	119,440	19,434,082

Financial Services — 2.1%
Financial Federal Corp.	23,746	930,843
Hudson United Bancorp	61,512	2,422,343
Investment Technology Group, Inc.(a)(b)	57,344	1,146,880
Irwin Financial Corp.	38,800	1,101,532
MAF Bancorp, Inc.	45,989	2,061,227
Piper Jaffray Cos., Inc.(a)	27,183	1,303,425
PRG-Schultz International, Inc.(a)(b)	84,683	425,956
South Financial Group, Inc.	97,292	3,164,909
SWS Group, Inc.	23,609	517,509
UICI	62,618	2,122,750
World Acceptance Corp.(a)	25,669	706,154

		15,903,528

Food & Beverage — 1.9%
American Italian Pasta Co. (Class “A” Stock)(b)	24,720	574,740
Corn Products International, Inc.	49,675	2,660,593
Flowers Foods, Inc.	59,128	1,867,262
Hain Celestial Group, Inc.(a)	49,905	1,031,536
J & J Snack Foods Corp.	12,359	605,962

SEE NOTES TO FINANCIAL STATEMENTS.

B72

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Food & Beverage (cont’d.)
Lance, Inc.	40,434	$769,459
Nash-Finch Co.	17,148	647,509
Performance Food Group Co.(a)	63,954	1,721,002
Ralcorp Holdings, Inc.	40,079	1,680,512
Sanderson Farms, Inc.(b)	27,283	1,180,808
United Natural Foods, Inc.(a)	54,676	1,700,424

		14,439,807

Furniture — 0.8%
Aaron Rents, Inc.	68,077	1,701,925
Bassett Furniture Industries, Inc.	15,960	313,215
Ethan Allen Interiors, Inc.(b)	49,243	1,970,705
Interface, Inc.(a)	71,201	709,874
La-Z-Boy, Inc.	71,275	1,095,497

		5,791,216

Healthcare — 2.7%
Amedisys, Inc.(a)	20,900	676,951
American Healthways, Inc.(a)(b)	45,148	1,491,690
ArQule, Inc.(a)	39,528	228,867
BioLase Technology, Inc.(b)	33,368	362,710
Cooper Cos., Inc.(b)	44,771	3,160,385
Datascope Corp.	20,273	804,635
Immucor, Inc.(a)	61,394	1,443,373
LabOne, Inc.(a)	23,492	752,684
LCA-Vision, Inc.	41,350	967,177
Mentor Corp.(b)	58,537	1,975,038
Merit Medical Systems, Inc.(a)	36,135	552,143
NDCHealth Corp.	49,178	914,219
Pharmaceutical Product Development, Inc.(a)(b)	77,388	3,195,351
Sierra Health Services, Inc.(a)	36,111	1,990,077
Sola International, Inc.(a)	44,061	1,213,440
Theragenics Corp(a)	41,005	166,480

		19,895,220

Hospitals/Healthcare Management — 2.4%
Accredo Health, Inc.(a)	66,933	1,855,383
AMERIGROUP Corp.(a)(b)	34,291	2,594,457
AmSurg Corp.(a)	40,067	1,183,579
Biosite, Inc.(a)(b)	22,187	1,365,388
Centene Corp.(a)	56,198	1,593,213
Curative Health Services, Inc.(a)	17,618	120,683
DJ Orthopedics, Inc.(a)	29,364	628,977
Kensey Nash Corp.(a)	15,508	535,491
OCA, Inc.(a)(b)	68,485	434,880
Odyssey Healthcare, Inc.(a)(b)	50,199	686,722
Pediatrix Medical Group, Inc.(a)	30,582	1,958,777
Province Healthcare Co.(a)	68,081	1,521,610
RehabCare Group, Inc.(a)	22,454	628,488
Sunrise Assisted Living, Inc.(a)(b)	27,876	1,292,332
United Surgical Partners International, Inc.(a)	38,975	1,625,258

		18,025,238

Housing Related — 0.4%
Champion Enterprises, Inc.(a)	97,940	1,157,651
Fleetwood Enterprises, Inc.(a)	75,850	1,020,941

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Housing Related (cont’d.)
National Presto Industries, Inc.	9,302	$423,241
Skyline Corp.	11,520	470,016

		3,071,849

Human Resources — 0.6%
Administaff, Inc.(a)(b)	34,767	438,412
CDI Corp.	26,930	575,763
Cross Country Healthcare, Inc.(a)	43,862	793,025
Heidrick & Struggles International, Inc.(a)	26,244	899,382
Spherion Corp.(a)	83,446	700,947
Watson Wyatt & Co. Holdings	44,414	1,196,957

		4,604,486

Instrument – Controls — 0.4%
BEI Technologies, Inc.	20,216	624,270
FEI Co.(a)	45,505	955,605
Woodward Governor Co.	15,480	1,108,523

		2,688,398

Insurance — 2.4%
Delphi Financial Group, Inc.	43,343	2,000,279
Fremont General Corp.(b)	105,432	2,654,778
Hilb, Rogal & Hamilton Co.(b)	49,243	1,784,566
LandAmerica Financial Group, Inc.(b)	24,408	1,316,323
Philadelphia Consolidated Holding Corp.(a)	30,477	2,015,749
Presidential Life Corp.	40,101	680,113
ProAssurance Corp.(a)(b)	39,948	1,562,366
RLI Corp.	34,615	1,438,946
SCPIE Holdings, Inc.(a)	13,504	133,690
Selective Insurance Group, Inc.	38,062	1,683,863
Stewart Information Services Corp.	24,828	1,034,086
Zenith National Insurance Corp.(b)	26,405	1,316,025

		17,620,784

Internet — 0.6%
Digital Insight Corp.(a)	48,807	898,049
Internet Security Systems, Inc.(a)	62,768	1,459,356
Napster, Inc.(a)(b)	47,537	446,848
Websense, Inc.(a)(b)	32,007	1,623,395

		4,427,648

Leisure — 2.4%
Argosy Gaming Co.(a)	40,360	1,884,812
Aztar Corp.(a)	47,479	1,657,967
Bally Total Fitness Holding Corp.(a)	46,547	197,359
K2, Inc.(a)	63,885	1,014,494
Marcus Corp.	41,199	1,035,743
Multimedia Games, Inc.(a)(b)	38,335	604,160
Pinnacle Entertainment, Inc.(a)	54,396	1,075,953
Polaris Industries, Inc.	58,622	3,987,468
Shuffle Master, Inc.(a)(b)	31,713	1,493,682
Sturm Ruger & Co., Inc.	36,796	332,268
The Nautilus Group, Inc.(b)	44,918	1,085,668
Winnebago Industries, Inc.(b)	46,003	1,796,877
WMS Industries, Inc.(a)(b)	41,830	1,402,978

		17,569,429

SEE NOTES TO FINANCIAL STATEMENTS.

B73

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Machinery — 3.5%
Albany International Corp. (Class “A” Stock)	43,389	$1,525,557
Applied Industrial Technologies, Inc.	40,554	1,111,180
Astec Industries, Inc.(a)	27,335	470,435
Cognex Corp.	63,033	1,758,621
Dril-Quip, Inc.(a)	23,695	574,841
Gardner Denver, Inc.(a)	27,205	987,269
IDEX Corp.	69,256	2,804,868
JLG Industries, Inc.	60,925	1,195,958
Lindsay Manufacturing Co.	16,084	416,254
Manitowoc Co., Inc.	40,425	1,522,001
Milacron, Inc.(a)	66,409	225,126
Paxar Corp.(a)	54,211	1,201,858
Photon Dynamics, Inc.(a)	23,004	558,537
Regal-Beloit Corp.	33,418	955,755
Robbins & Myers, Inc.	19,837	472,716
Roper Industries, Inc.	57,680	3,505,214
Stewart & Stevenson Services, Inc.	39,332	795,686
Timken Co.	123,530	3,214,251
Toro Co.	31,255	2,542,594

		25,838,721

Media — 0.1%
4Kids Entertainment, Inc.(a)	18,267	383,972

Metals – Ferrous — 1.9%
Aleris International, Inc.(a)	39,429	667,139
Carpenter Technology Corp.	32,804	1,917,722
Century Aluminum Co.(a)	43,798	1,150,135
Cleveland-Cliffs, Inc.(b)	14,763	1,533,285
Commercial Metals Co.(b)	40,209	2,032,967
Kaydon Corp.	38,641	1,275,926
Material Sciences Corp.(a)	19,666	353,791
Maverick Tube Corp.(a)	58,323	1,767,187
Quanex Corp.	22,657	1,553,590
Reliance Steel & Aluminum Co.	44,673	1,740,460
Steel Technologies, Inc.	17,501	481,453

		14,473,655

Metals – Non Ferrous — 0.3%
Brush Engineered Materials, Inc.(a)	26,197	484,644
RTI International Metals, Inc.(a)	29,605	608,087
Ryerson Tull, Inc.(b)	34,202	538,681
Wolverine Tube, Inc.(a)	20,315	262,267

		1,893,679

Mineral Resources — 0.6%
AMCOL International Corp.	40,135	806,312
Massey Energy Co.	104,044	3,636,338

		4,442,650

Miscellaneous Basic Industry — 1.7%
Apogee Enterprises, Inc.	37,304	500,247
Armor Holdings, Inc.(a)(b)	45,410	2,135,178
Briggs & Stratton Corp.	70,508	2,931,723
Lawson Products, Inc.	12,780	644,495
Libbey, Inc.	18,879	419,303
Meade Instruments Corp.(a)	27,339	93,773
Texas Industries, Inc.	29,643	1,849,130
Tredegar Industries, Inc.	52,796	1,067,007

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Miscellaneous Basic Industry (cont’d.)
Watsco, Inc.	36,515	$1,286,058
Watts Water Technologies (Class “A” Stock)	44,304	1,428,361

		12,355,275

Miscellaneous – Consumer Growth/Staple — 0.5%
DIMON, Inc.	61,739	414,886
Hughes Supply, Inc.	90,356	2,923,017

		3,337,903

Networking — 0.2%
Aeroflex, Inc.(a)	101,904	1,235,077
C-COR.net Corp.(a)	58,960	548,328

		1,783,405

Office Equipment & Supplies — 0.3%
Global Imaging Systems, Inc.(a)(b)	31,746	1,253,967
Imagistics International, Inc.(a)	22,310	750,955
Standard Register Co.	38,967	550,214

		2,555,136

Oil & Gas — 3.3%
Cabot Oil & Gas Corp. (Class “A” Stock)	45,307	2,004,835
Cascade Natural Gas Corp.	15,393	326,332
Cimarex Energy Co.(a)	56,913	2,157,003
Frontier Oil Corp.	36,829	981,861
Laclede Group, Inc.	28,715	894,472
Lone Star Technologies, Inc.(a)	39,783	1,331,139
Northwest Natural Gas Co.	37,536	1,266,465
Petroleum Development Corp.(a)	22,630	872,839
Piedmont Natural Gas Co., Inc.(b)	104,929	2,438,550
Remington Oil and Gas Corp.(a)(b)	38,011	1,035,800
Southern Union Co.(a)(b)	112,720	2,703,025
Southwest Gas Corp.	49,310	1,252,474
Spinnaker Exploration Co.(a)	46,423	1,628,055
Swift Energy Co.(a)(b)	38,331	1,109,299
Unit Corp.(a)	62,559	2,390,379
Vintage Petroleum, Inc.(b)	89,919	2,040,262

		24,432,790

Oil & Gas Services — 3.5%
Atwood Oceanics, Inc.(a)	20,646	1,075,657
Cal Dive International, Inc.(a)(b)	52,552	2,141,494
CARBO Ceramics, Inc.	21,896	1,510,824
Energen Corp.	49,851	2,938,716
Hydril Co.(a)	31,769	1,445,807
Input/Output, Inc.(a)	106,016	937,181
New Jersey Resources Corp.	38,129	1,652,511
Oceaneering International, Inc.(a)	35,130	1,311,052
Offshore Logistics, Inc.(a)	31,871	1,034,851
Patina Oil & Gas Corp.	96,637	3,623,888
SEACOR SMIT, Inc.(a)	25,072	1,338,845
Southwestern Energy Co.(a)	49,663	2,517,417
St. Mary Land & Exploration Co.(b)	39,216	1,636,876
Stone Energy Corp.(a)(b)	36,492	1,645,424
W-H Energy Services, Inc.(a)	37,963	848,853

		25,659,396

Paper & Forest Products — 1.2%
Brady (W.H.) Co. (Class “A” Stock)	33,056	2,068,314
Buckeye Technologies, Inc.(a)	51,001	663,523

SEE NOTES TO FINANCIAL STATEMENTS.

B74

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Paper & Forest Products (cont’d.)
Caraustar Industries, Inc.(a)	38,986	$655,745
Chesapeake Corp.	26,678	724,574
Neenah Paper, Inc.(a)	20,500	668,300
Pope & Talbot, Inc.	22,199	379,825
Rock-Tenn Co. (Class “A” Stock)	48,699	738,277
Schweitzer-Mauduit Int’l, Inc.	20,272	688,234
Universal Forest Products, Inc.	24,499	1,063,257
Wausau-Mosinee Paper Corp.	70,734	1,263,309

		8,913,358

Pharmaceuticals — 0.7%
Alpharma, Inc. (Class “A” Stock)	72,073	1,221,637
Bradley Pharmaceuticals, Inc.(a)(b)	21,606	419,156
Gentiva Health Services, Inc.(a)	32,870	549,587
MGI Pharma, Inc.(a)	97,010	2,717,250

		4,907,630

Real Estate Investment Trust — 3.2%
Capital Automotive REIT(b)	58,893	2,092,174
Colonial Properties Trust	37,510	1,473,018
Commercial Net Lease Realty	71,081	1,464,269
CRT Properties, Inc.	42,600	1,016,436
Entertainment Properties Trust	34,756	1,548,380
Essex Property Trust, Inc.(b)	31,410	2,632,158
Gables Residential Trust	40,081	1,434,499
Glenborough Realty Trust, Inc.	43,705	930,042
Kilroy Realty Corp.	39,005	1,667,464
Lexington Corporate Properties Trust	66,323	1,497,573
New Century Financial Corp.	74,699	4,774,013
Parkway Properties, Inc.	15,700	796,775
Shurgard Storage Centers, Inc. (Class “A” Stock)	63,642	2,800,884

		24,127,685

Restaurants — 2.3%
CEC Entertainment, Inc.(a)	49,695	1,986,309
IHOP Corp.(b)	27,285	1,142,969
Jack in the Box, Inc.(a)	50,340	1,856,036
Landry’s Restaurants, Inc.	36,218	1,052,495
Lone Star Steakhouse & Saloon, Inc.	27,842	779,576
O’Charley’s, Inc.(a)	29,203	570,919
P.F. Chang’s China Bistro, Inc.(a)(b)	35,404	1,995,015
Papa John’s International, Inc.(a)	22,936	789,916
RARE Hospitality International, Inc.(a)	46,562	1,483,465
Ryan’s Restaurant Group, Inc.(a)	57,036	879,495
Sonic Corp.(a)	82,291	2,509,875
The Steak’N Shake Co.(a)	37,750	758,020
Triarc Cos., Inc. (Class “A” Stock)(b)	88,164	1,080,891

		16,884,981

Retail — 6.2%
Arctic Cat, Inc.	27,848	738,529
Brown Shoe Co., Inc.	24,925	743,513
Building Materials Corp.	18,745	717,746
Burlington Coat Factory Warehouse Corp.	61,084	1,386,607
Caseys Gen. Stores, Inc.	68,444	1,242,259
Cash America International, Inc.	39,131	1,163,365

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Retail (cont’d.)
Cato Corp. (Class “A” Stock)	28,379	$817,883
Christopher & Banks Corp.	48,838	901,061
Cost Plus, Inc.(a)(b)	29,848	959,016
Dress Barn, Inc.(a)(b)	40,715	716,584
Electronics Boutique Holdings Corp.(a)	33,189	1,425,136
Fred’s, Inc.(b)	53,745	935,163
GameStop Corp. (Class “B” Stock)(a)	69,400	1,555,254
Goody’s Family Clothing, Inc.	44,866	410,075
Great Atlantic & Pacific Tea Co., Inc.(a)	52,696	540,134
Group 1 Automotive, Inc.(a)	31,658	997,227
Guitar Center, Inc.(a)	34,698	1,828,238
Hancock Fabrics, Inc.	25,867	268,241
Haverty Furniture Cos., Inc.	30,870	571,095
Hibbett Sporting Goods, Inc.(a)	32,085	853,782
Hot Topic, Inc.(a)	63,519	1,091,892
J. Jill Group, Inc.(a)	27,467	408,984
Jo-Ann Stores, Inc. (Class “A” Stock)(a)	30,951	852,390
K-Swiss, Inc. (Class “A” Stock)	46,852	1,364,330
Linens ‘n Things, Inc.(a)(b)	61,775	1,532,020
Longs Drug Stores Corp.(b)	51,597	1,422,529
Movie Gallery, Inc.	42,452	809,560
Panera Bread Co. (Class “A” Stock)(a)(b)	41,485	1,672,675
Pep Boys-Manny, Moe & Jack	78,164	1,334,259
Quiksilver, Inc.(a)	77,821	2,318,288
Russ Berrie & Co., Inc.	28,519	651,374
School Specialty, Inc.(a)	31,076	1,198,290
Select Comfort Corp.(a)	50,526	906,436
Shopko Stores, Inc.(a)	40,268	752,206
Stage Stores, Inc.(a)	24,400	1,013,088
Stein Mart, Inc.(a)	58,068	990,640
Stride Rite Corp.	50,264	561,449
The Childrens Place Retail Stores, Inc.(a)	36,890	1,366,037
The Gymboree Corp.(a)	42,076	539,414
The Men’s Wearhouse, Inc.(a)	49,010	1,566,360
Too, Inc.(a)	47,198	1,154,463
Tractor Supply Co.(a)	52,433	1,951,032
Zale Corp.(a)(b)	70,982	2,120,232

		46,348,856

Semiconductors — 1.6%
ATMI, Inc.(a)	42,999	968,767
Axcelis Technologies, Inc.(a)	136,785	1,112,062
Brooks Automation, Inc.(a)	60,920	1,049,042
DuPont Photomasks, Inc.(a)	25,360	669,758
ESS Technology, Inc.(a)	54,145	384,971
Exar Corp.(a)(b)	56,964	808,319
Kopin Corp.(a)	95,745	370,533
Pericom Semiconductor Corp.(a)	36,259	341,922
Power Integrations, Inc.(a)(b)	42,470	840,057
Rudolph Technologies, Inc.(a)	22,990	394,738
Skyworks Solutions, Inc.(a)(b)	212,809	2,006,789
Varian Semiconductor Equipment Associates, Inc.(a)	49,770	1,834,025
Veeco Instruments, Inc.(a)(b)	40,700	857,549

		11,638,532

SEE NOTES TO FINANCIAL STATEMENTS.

B75

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Software — 2.5%
Altiris, Inc.(a)	36,900	$1,307,367
ANSYS, Inc.(a)	42,798	1,372,104
Captaris, Inc.(a)	41,498	214,130
Catapult Communications Corp.(a)	19,905	480,905
Concord Communications, Inc.(a)	24,980	276,778
EPIQ Systems, Inc.(a)	24,393	357,114
Gerber Scientific, Inc.(a)	30,445	231,686
Hyperion Solutions Corp.(a)(b)	53,384	2,488,762
JDA Software Group, Inc.(a)	39,766	541,613
ManTech International Corp. (Class “A” Stock)(a)	44,271	1,050,994
Mapinfo Corp.(a)	27,810	333,164
MICROS Systems, Inc.(a)	25,378	1,981,007
MRO Software, Inc.(a)	34,117	444,203
PC-Tel, Inc.(a)	28,343	224,760
SERENA Software, Inc.(a)(b)	59,582	1,289,354
SPSS, Inc.(a)	23,996	375,297
Take-Two Interactive Software, Inc.(a)(b)	61,753	2,148,387
THQ, Inc.(a)(b)	53,243	1,221,394
Verity, Inc.(a)	51,118	670,668
Webex Communications, Inc.(a)(b)	61,092	1,452,768
Zixit Corp.(a)(b)	43,993	226,564

		18,689,019

Supermarkets — 0.3%
Kronos, Inc.(a)	42,641	2,180,234

Telecommunications — 1.2%
Applied Signal Technology, Inc.	15,307	539,572
Boston Communications Group, Inc.(a)	23,951	221,307
Commonwealth Telephone Enterprises, Inc.(a)(b)	28,743	1,427,377
Digi International, Inc.(a)	29,620	509,168
General Communication, Inc.(a)	79,447	877,095
Harmonic, Inc.(a)	98,853	824,434
Intermediate Telephone, Inc.	35,389	968,951
Intrado, Inc.(a)	23,777	287,702
J2 Global Communications, Inc.(a)	32,188	1,110,486
Network Equipment Technologies, Inc.(a)	33,417	328,155
Symmetricom, Inc.(a)	61,977	601,796
Tollgrade Communications, Inc.(a)	17,916	219,292
ViaSat, Inc.(a)	36,573	887,627

		8,802,962

Textiles — 0.6%
Angelica Corp.	12,240	331,092
Ashworth, Inc.(a)	18,387	200,234
G & K Services, Inc. (Class “A” Stock)	28,699	1,246,111
Haggar Corp.	9,812	230,376
Kellwood Co.(b)	37,858	1,306,101
Oshkosh B’Gosh, Inc. (Class “A” Stock)	16,037	343,192
Oxford Industries, Inc.	22,925	946,802

		4,603,908

Timber — 0.1%
Deltic Timber Corp.	16,699	708,873

Transportation — 0.7%
EGL, Inc.(a)(b)	70,189	2,097,949

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Transportation (cont’d.)
Kansas City Southern(a)(b)	85,772	$1,520,737
Pegasus Systems, Inc.(a)	29,703	374,258
USF Corp.	38,327	1,454,510

		5,447,454

Trucking/Shipping — 2.6%
Arkansas Best Corp.	34,462	1,546,999
Forward Air Corp.(a)	29,385	1,313,510
Heartland Express, Inc.	102,579	2,304,950
Kirby Corp.(a)	33,928	1,505,725
Knight Transportation, Inc.	77,343	1,918,106
Landstar Systems, Inc.(a)	41,547	3,059,521
Monaco Coach Corp.	40,178	826,461
Oshkosh Truck Corp.(b)	49,020	3,351,988
Yellow Roadway Corp.(a)	66,516	3,705,606

		19,532,866

Utility – Electric — 1.2%
Atmos Energy Corp.	104,726	2,864,256
Avista Corp.	66,208	1,169,895
Central Vermont Public Service Corp.	16,646	387,186
CH Energy Group, Inc.	21,594	1,037,592
Cleco Corp.	66,837	1,354,118
El Paso Electric Co.(a)	64,792	1,227,161
Green Mountain Power Corp.	7,036	202,848
UIL Holdings Corp.	19,988	1,025,384

		9,268,440

Utility – Water — 0.1%
American States Water Co.	22,820	593,320

TOTAL LONG-TERM INVESTMENTS (cost $540,862,475)		742,025,001

SHORT-TERM INVESTMENTS — 20.0%
U.S. Government Agency Obligation
United States Treasury Bills(d)(e) 2.18%, 3/17/05 (cost $248,872)	250,000	248,872

Mutual Fund — 20.0%
Dryden Core Investment Fund — Taxable Money Market Series (cost $148,674,686; Note 4)(c)	148,674,686	148,674,686

TOTAL SHORT-TERM INVESTMENTS (cost $148,923,558)		148,923,558

TOTAL INVESTMENTS — 119.9% (cost $689,786,033; Note 6)		890,948,559

VARIATION MARGIN ON OPEN FUTURES CONTRACTS, NET(f)		2,775
LIABILITIES IN EXCESS OF OTHER ASSETS — (19.9)%		(147,721,526)

NET ASSETS — 100%		$743,229,808

(a)	Non-income producing security.

(b)	Portion of securities on loan with an aggregate market value of $147,253,475; cash collateral $148,305,322 was received with which the portfolio purchased securities.

SEE NOTES TO FINANCIAL STATEMENTS.

B76

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Security segregated as collateral for futures contracts.

(e)	Rate quoted represents yield-to-maturity as of purchase date.

(f)	Open futures contracts as of December 31, 2004 were as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at Dec 31, 2004	Unrealized Appreciation
Long Positions:
3	S&P MidCap 400 Index	Mar 05	$991,250	$998,025	$6,775

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Mutual Fund	20.0%
Banks and Savings & Loans	7.1
Retail	6.2
Drugs & Medical Supplies	5.6
Computer Services	3.9
Commercial Services	3.5
Construction	3.5
Machinery	3.5
Oil & Gas Services	3.5
Oil & Gas	3.3
Real Estate Investment Trust	3.2
Healthcare	2.7
Trucking/Shipping	2.6
Exchange Traded Funds	2.6
Electronics	2.6
Software	2.5
Hospitals/Healthcare Management	2.4
Insurance	2.4
Leisure	2.4
Restaurants	2.3
Financial Services	2.1
Metals — Ferrous	1.9
Food & Beverage	1.9
Chemicals	1.7
Diversified Manufacturing Operations	1.7
Electronic Components	1.7
Miscellaneous Basic Industry	1.7
Semiconductors	1.6
Aerospace	1.4
Utility — Electric	1.2
Paper & Forest Products	1.2
Telecommunications	1.2
Electrical Equipment	1.0

Apparel	1.0%
Energy	0.9
Distribution/Wholesalers	0.9
Autos — Cars & Trucks	0.8
Furniture	0.8
Transportation	0.7
Engineering	0.7
Pharmaceuticals	0.7
Environmental Services	0.7
Human Resources	0.6
Textiles	0.6
Mineral Resources	0.6
Internet	0.6
Miscellaneous — Consumer Growth/Staple	0.5
Housing Related	0.4
Instrument — Controls	0.4
Containers	0.3
Office Equipment & Supplies	0.3
Airlines	0.3
Collectibles & Gifts	0.3
Supermarkets	0.3
Metals — Non Ferrous	0.3
Networking	0.2
Advertising	0.2
Agricultural Products & Services	0.2
Consumer Cyclical	0.1
Timber	0.1
Utility — Water	0.1
Cosmetics & Soaps	0.1
Media	0.1

119.9
Liabilities in excess of other assets	(19.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B77

STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 97.7%		Value (Note 2)
COMMON STOCKS	Shares
Advertising — 0.1%
Omnicom Group, Inc.(b)	52,700	$4,443,664

Aerospace — 1.8%
Boeing Co.(b)	231,036	11,960,734
General Dynamics Corp.	53,400	5,585,640
L-3 Communications Holdings, Inc.	26,900	1,970,156
Lockheed Martin Corp.(b)	121,498	6,749,214
Northrop Grumman Corp.(b)	102,326	5,562,441
Raytheon Co.(b)	116,918	4,539,926
Rockwell Automation, Inc.	48,200	2,388,310
Rockwell Collins, Inc.	44,500	1,755,080
United Technologies Corp.	138,700	14,334,645

		54,846,146

Airlines — 0.1%
Delta Airlines, Inc.(a)(b)	33,000	246,840
Southwest Airlines Co.	214,837	3,497,546

		3,744,386

Apparel — 0.3%
Jones Apparel Group, Inc.(b)	30,700	1,122,699
Nike, Inc. (Class “B” Stock)(b)	72,000	6,529,680
Reebok International, Ltd.(b)	17,000	748,000

		8,400,379

Autos – Cars & Trucks — 1.0%
Cummins Engine Co., Inc.(b)	12,400	1,038,996
Dana Corp.	37,894	656,703
Delphi Automotive Systems Corp.	154,044	1,389,477
Ford Motor Co.(b)	485,745	7,111,307
General Motors Corp.(b)	154,700	6,197,282
Genuine Parts Co.	49,225	2,168,853
Harley-Davidson, Inc.(b)	77,800	4,726,350
Johnson Controls, Inc.	50,400	3,197,376
Navistar International Corp.(a)(b)	18,900	831,222
PACCAR, Inc.	48,435	3,898,049
Visteon Corp.(b)	42,964	419,758

		31,635,373

Banks and Savings & Loans — 6.5%
AmSouth Bancorporation(b)	95,500	2,473,450
Bank of New York Co., Inc.	208,500	6,968,070
BankAmerica Corp.	1,091,412	51,285,450
Capital One Financial Corp.(b)	63,000	5,305,230
Comerica, Inc.	46,050	2,809,971
Compass Bancshares, Inc.	22,000	1,070,740
Fifth Third Bancorp(b)	149,849	7,084,861
First Horizon National Corp.	30,900	1,332,099
Golden West Financial Corp.	82,000	5,036,440
Huntington Bancshares, Inc.(b)	60,875	1,508,482
KeyCorp	115,900	3,929,010
M&T Bank Corp.(b)	31,400	3,386,176
Mellon Financial Corp.	116,100	3,611,871
National City Corp.(b)	177,100	6,650,105
North Fork Bancorporation, Inc.	126,350	3,645,197
Northern Trust Corp.	57,100	2,773,918
PNC Financial Services Group	76,900	4,417,136
Providian Financial Corp.(a)(b)	86,200	1,419,714
Regions Financial Corp.	122,737	4,368,210

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Banks and Savings & Loans (cont’d.)
Sovereign Bancorp, Inc.	80,700	$1,819,785
State Street Corp.(b)	87,800	4,312,736
Suntrust Banks, Inc.(b)	94,300	6,966,884
U.S. Bancorp(b)	504,181	15,790,949
Wachovia Corp.(b)	430,385	22,638,251
Wells Fargo & Co.	454,760	28,263,334
Zions Bancorporation	23,400	1,591,902

		200,459,971

Chemicals — 1.3%
Air Products & Chemicals, Inc.	60,900	3,530,373
Dow Chemical Co.	254,461	12,598,364
Du Pont (E.I.) de Nemours & Co.	264,891	12,992,904
Eastman Chemical Co.	22,400	1,293,152
Engelhard Corp.	32,375	992,941
Great Lakes Chemical Corp.	13,500	384,615
Hercules, Inc.(a)	27,900	414,315
Praxair, Inc.	89,400	3,947,010
Rohm & Haas Co.	60,600	2,680,338
Sigma-Aldrich Corp.(b)	19,200	1,160,832

		39,994,844

Commercial Services — 1.0%
Cendant Corp.	268,318	6,273,275
Cintas Corp.(b)	44,600	1,956,156
Convergys Corp.(a)	43,900	658,061
eBay, Inc.(a)(b)	176,500	20,523,420
Fiserv, Inc.(a)	51,800	2,081,842
Monster Worldwide, Inc.(a)	25,400	854,456

		32,347,210

Computers — 3.4%
Apple Computer, Inc.(a)	101,200	6,517,280
Citrix Systems, Inc.(a)	46,800	1,148,004
Comverse Technology, Inc.(a)(b)	52,000	1,271,400
Dell, Inc.(a)	668,300	28,162,162
Hewlett-Packard Co.(b)	822,116	17,239,773
International Business Machines Corp.	451,900	44,548,302
Sun Microsystems, Inc.(a)	902,900	4,857,602

		103,744,523

Computer Services — 7.2%
Adobe Systems, Inc.	62,600	3,927,524
Affiliated Computer Services, Inc. (Class “A” Stock)(a)(b)	33,500	2,016,365
Autodesk, Inc.(b)	61,700	2,341,515
Automatic Data Processing, Inc.	159,600	7,078,260
Avaya, Inc.(a)	119,908	2,062,418
BMC Software, Inc.(a)	63,300	1,177,380
Cisco Systems, Inc.(a)	1,793,800	34,620,340
Computer Associates International, Inc.(b)	159,243	4,946,088
Computer Sciences Corp.(a)(b)	49,200	2,773,404
Compuware Corp.(a)	108,600	702,642
EMC Corp.(a)(b)	646,974	9,620,503
First Data Corp.	231,004	9,826,910
Gateway, Inc.(a)	106,800	641,868

SEE NOTES TO FINANCIAL STATEMENTS.

B78

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Computer Services (cont’d.)
Intuit, Inc.(a)(b)	51,100	$2,248,911
Lexmark International, Inc.(a)	34,614	2,942,190
Mercury Interactive Corp.(a)	25,000	1,138,750
Micron Technology, Inc.(a)	170,700	2,108,145
Microsoft Corp.	2,920,500	78,006,555
NCR Corp.(a)	25,900	1,793,057
Network Appliance, Inc.(a)(b)	92,400	3,069,528
Novell, Inc.(a)	106,100	716,175
NVIDIA Corp.(a)	44,000	1,036,640
Oracle Corp.(a)	1,396,620	19,161,626
Parametric Technology Corp.(a)	81,800	481,802
Siebel Systems, Inc.(a)	134,900	1,416,450
SunGuard Data Systems, Inc.(a)	75,500	2,138,915
Symantec Corp.(a)	168,400	4,337,984
Symbol Technologies, Inc.	67,400	1,166,020
Unisys Corp.(a)	83,000	844,940
VERITAS Software Corp.(a)	115,559	3,299,210
Yahoo!, Inc.(a)(b)	359,900	13,561,032

		221,203,147

Construction — 0.3%
Centex Corp.	33,000	1,966,140
Fluor Corp.(b)	23,500	1,280,985
KB HOME(b)	14,166	1,478,930
Pulte Corp.	32,200	2,054,360
Vulcan Materials Co.	28,200	1,540,002

		8,320,417

Containers — 0.1%
Ball Corp.	28,200	1,240,236
Bemis Co., Inc.	25,900	753,431
Pactiv Corp.(a)	43,900	1,110,231

		3,103,898

Cosmetics & Soaps — 2.2%
Alberto-Culver Co. (Class “B” Stock)	22,800	1,107,396
Avon Products, Inc.	128,600	4,976,820
Clorox Co.(b)	42,700	2,516,311
Colgate-Palmolive Co.	142,800	7,305,648
Gillette Co.(b)	269,800	12,081,644
International Flavors & Fragrances, Inc.	22,100	946,764
Procter & Gamble Co.	685,008	37,730,241

		66,664,824

Diversified Consumer Products — 1.2%
Altria Group, Inc.	553,300	33,806,630
Eastman Kodak Co.(b)	74,700	2,409,075

		36,215,705

Diversified Manufacturing Operations — 3.5%
American Standard Cos., Inc.(a)	55,800	2,305,656
Cooper Industries, Ltd. (Class “A” Stock)	25,000	1,697,250
General Electric Co.	2,837,100	103,554,150

		107,557,056

Diversified Office Equipment — 0.3%
Avery Dennison Corp.	28,000	1,679,160
Pitney Bowes, Inc.	60,800	2,813,824
Xerox Corp.(a)(b)	226,192	3,847,526

		8,340,510

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Diversified Operations — 0.1%
Corning, Inc.(a)	369,100	$4,344,307

Drugs & Medical Supplies — 9.3%
Abbott Laboratories	422,200	19,695,630
Allergan, Inc.	34,900	2,829,343
AmerisourceBergen Corp.	31,200	1,830,816
Bard, (C.R.), Inc.	26,600	1,701,868
Bausch & Lomb, Inc.(b)	13,100	844,426
Baxter International, Inc.	164,000	5,664,560
Becton Dickinson & Co.	67,300	3,822,640
Biogen Idec, Inc.(a)(b)	88,925	5,923,294
Biomet, Inc.(b)	67,525	2,929,910
Boston Scientific Corp.(a)	219,600	7,806,780
Bristol-Myers Squibb Co.(b)	521,060	13,349,557
Cardinal Health, Inc.(b)	114,475	6,656,721
Genzyme Corp.(a)(b)	62,300	3,617,761
Guidant Corp.	83,700	6,034,770
Hospira, Inc.(a)	42,820	1,434,470
Johnson & Johnson	800,871	50,791,239
King Pharmaceuticals, Inc.(a)	71,633	888,249
Laboratory Corp. of America Holdings(a)	37,600	1,873,232
Lilly (Eli) & Co.	303,000	17,195,250
Medtronic, Inc.(b)	324,800	16,132,816
Merck & Co., Inc.	599,400	19,264,716
Mylan Laboratories, Inc.(b)	73,000	1,290,640
Pfizer, Inc.	2,039,408	54,839,681
Quest Diagnostics, Inc.(b)	27,200	2,598,960
Schering-Plough Corp.(b)	384,000	8,017,920
St. Jude Medical, Inc.(a)	94,200	3,949,806
Stryker Corp.(b)	110,000	5,307,500
Watson Pharmaceuticals, Inc.(a)	31,400	1,030,234
Wyeth	361,700	15,404,803
Zimmer Holdings, Inc.(a)(b)	64,186	5,142,583

		287,870,175

Education — 0.1%
Apollo Group, Inc. (Class “A” Stock)(a)(b)	49,300	3,979,003

Electrical Services — 0.3%
American Power Conversion(b)	57,700	1,234,780
Power-One, Inc.(a)	20,000	178,400
TXU Corp.(b)	69,506	4,487,307
Xcel Energy, Inc.(b)	109,495	1,992,809

		7,893,296

Electronics — 3.9%
Advanced Micro Devices, Inc.(a)(b)	92,900	2,045,658
Altera Corp.(a)(b)	96,100	1,989,270
Analog Devices, Inc.(b)	99,800	3,684,616
Applied Materials, Inc.(a)	452,300	7,734,330
Applied Micro Circuits Corp.(a)(b)	97,000	408,370
Broadcom Corp.(a)(b)	77,900	2,514,612
Electronic Arts, Inc.(a)	76,700	4,730,856
Electronic Data Systems Corp.	128,300	2,963,730
Emerson Electric Co.	115,700	8,110,570
Fisher Scientific International, Inc.(a)(b)	30,900	1,927,542
Freescale Semiconductor, Inc. (Class “B” Stock)(a)	77,746	1,427,416

SEE NOTES TO FINANCIAL STATEMENTS.

B79

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Electronics (cont’d.)
Intel Corp.	1,719,600	$40,221,444
Jabil Circuit, Inc.(a)(b)	54,600	1,396,668
JDS Uniphase Corp.(a)(b)	410,100	1,300,017
KLA-Tencor Corp.(a)(b)	51,400	2,394,212
Linear Technology Corp.(b)	88,100	3,414,756
LSI Logic Corp.(a)	110,800	607,184
Maxim Integrated Products, Inc.	85,800	3,637,062
Molex, Inc.(b)	50,500	1,515,000
National Semiconductor Corp.(b)	101,600	1,823,720
Novellus Systems, Inc.(a)(b)	40,000	1,115,600
Perkin Elmer, Inc.	36,000	809,640
Pinnacle West Capital Corp.	26,000	1,154,660
PMC-Sierra, Inc.(a)	48,800	549,000
PPL Corp.	47,000	2,504,160
QLogic Corp.(a)(b)	25,900	951,307
RadioShack Corp.	43,660	1,435,541
Sanmina Corp.(a)	150,600	1,275,582
Solectron Corp.(a)(b)	247,000	1,316,510
Tektronix, Inc.	22,700	685,767
Teradyne, Inc.(a)(b)	46,600	795,462
Texas Instruments, Inc.(b)	468,400	11,532,008
Waters Corp.(a)	32,100	1,501,959
Xilinx, Inc.(b)	90,900	2,695,185

		122,169,414

Financial Services — 9.0%
Ambac Financial Group, Inc.(b)	30,000	2,463,900
American Express Co.	341,800	19,267,266
Bear Stearns Cos., Inc.(b)	27,010	2,763,393
CIT Group, Inc.	56,700	2,597,994
Citigroup, Inc.	1,395,176	67,219,580
Countrywide Credit Industries, Inc.	150,798	5,581,034
E*TRADE Financial Corp.(a)	90,600	1,354,470
Equifax, Inc.	41,300	1,160,530
Fannie Mae(b)	260,000	18,514,600
Federated Investors, Inc. (Class “B” Stock)	26,500	805,600
Franklin Resources, Inc.(b)	67,800	4,722,270
Freddie Mac	181,600	13,383,920
Goldman Sachs Group, Inc.(b)	133,900	13,930,956
H&R Block, Inc.(b)	46,300	2,268,700
J.P. Morgan Chase & Co.	957,085	37,335,886
Janus Capital Group, Inc.(b)	62,600	1,052,306
Lehman Brothers Holdings, Inc.	75,100	6,569,748
Marshall & Ilsley Corp.	62,400	2,758,080
MBNA Corp.	346,152	9,758,025
Merrill Lynch & Co., Inc.	252,800	15,109,856
Moody’s Corp.	41,760	3,626,856
Morgan Stanley	297,510	16,517,755
Paychex, Inc.	103,650	3,532,392
Schwab (Charles) Corp.	374,100	4,474,236
SLM Corp.	115,300	6,155,867
Synovus Financial Corp.	85,100	2,432,158
T. Rowe Price Group, Inc.	36,000	2,239,200
Washington Mutual, Inc.(b)	231,222	9,776,066

		277,372,644

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Food & Beverage — 3.8%
Adolph Coors Co.	10,800	$817,236
Anheuser-Busch Cos., Inc.	215,100	10,912,023
Archer-Daniels-Midland Co.	172,438	3,847,092
Brown-Forman Corp. (Class “B” Stock)	32,600	1,586,968
Campbell Soup Co.(b)	111,800	3,341,702
Coca-Cola Co.	648,200	26,984,566
Coca-Cola Enterprises, Inc.(b)	123,000	2,564,550
ConAgra Foods, Inc.(b)	137,700	4,055,265
General Mills, Inc.(b)	95,500	4,747,305
Heinz (H.J.) & Co.	94,850	3,698,201
Hershey Foods Corp.	67,400	3,743,396
Kellogg Co.(b)	108,200	4,832,212
McCormick & Co., Inc.(b)	36,300	1,401,180
Monsanto Co.	69,298	3,849,504
Pepsi Bottling Group, Inc.(b)	70,400	1,903,616
PepsiCo, Inc.	450,340	23,507,748
Sara Lee Corp.	215,800	5,209,412
Sysco Corp.(b)	172,100	6,569,057
Wrigley (William) Jr. Co.(b)	58,600	4,054,534

		117,625,567

Forest Products — 0.6%
Georgia-Pacific Corp.	68,039	2,550,102
International Paper Co.	131,467	5,521,614
Louisiana-Pacific Corp.	31,000	828,940
MeadWestvaco Corp.	57,289	1,941,524
Plum Creek Timber Co., Inc.	46,500	1,787,460
Temple-Inland, Inc.	16,000	1,094,400
Weyerhaeuser Co.	64,400	4,328,968

		18,053,008

Gas Pipelines — 0.2%
Cinergy Corp.	48,339	2,012,352
Peoples Energy Corp.	11,400	501,030
Sempra Energy	63,054	2,312,821
Williams Cos., Inc.	133,400	2,173,086

		6,999,289

Hospitals/Healthcare Management — 2.9%
Aetna, Inc.	41,012	5,116,247
Agilent Technologies, Inc.(a)	127,913	3,082,703
Amgen, Inc.(a)	340,464	21,840,766
Applera Corp.-Applied Biosystems Group	60,000	1,254,600
Caremark Rx, Inc.(a)	124,000	4,889,320
Chiron Corp.(a)(b)	51,600	1,719,828
Express Scripts, Inc.(a)(b)	21,200	1,620,528
Forest Laboratories, Inc.(a)(b)	100,800	4,521,888
Gilead Sciences, Inc.(a)	115,800	4,051,842
HCA, Inc.	116,598	4,659,256
Health Management Associates, Inc. (Class “A” Stock)(b)	66,300	1,506,336
Humana, Inc.(a)	46,100	1,368,709
IMS Health, Inc.	60,120	1,395,385
Manor Care, Inc.	22,950	813,119
McKesson Corp.	81,107	2,551,626
Medco Health Solutions, Inc.(a)	74,796	3,111,514
MedImmune, Inc.(a)	68,200	1,848,902
Tenet Healthcare Corp.(a)	127,100	1,395,558

SEE NOTES TO FINANCIAL STATEMENTS.

B80

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Hospitals/Healthcare Management (cont’d.)
UnitedHealth Group, Inc.(b)	174,600	$15,370,038
WellPoint, Inc.(a)	79,200	9,108,000

		91,226,165

Household Products & Personal Care — 0.3%
Kimberly-Clark Corp.	129,988	8,554,510
Leggett & Platt, Inc.(b)	47,000	1,336,210

		9,890,720

Housing Related — 0.3%
Masco Corp.(b)	124,400	4,544,332
Maytag Corp.(b)	21,800	459,980
Newell Rubbermaid, Inc.	72,249	1,747,703
Stanley Works(b)	19,800	970,002
Whirlpool Corp.	19,300	1,335,753

		9,057,770

Human Resources
Robert Half International, Inc.	41,900	1,233,117

Insurance — 4.1%
ACE, Ltd.	75,200	3,214,800
AFLAC, Inc.	135,600	5,402,304
Allstate Corp.	188,288	9,738,255
American International Group, Inc.(b)	699,587	45,941,878
Aon Corp.(b)	81,325	1,940,415
Chubb Corp.(b)	49,700	3,821,930
CIGNA Corp.	36,700	2,993,619
Cincinnati Financial Corp.(b)	45,360	2,007,634
Hartford Financial Services Group, Inc.	80,400	5,572,524
Jefferson-Pilot Corp.	38,418	1,996,199
Lincoln National Corp.	47,700	2,226,636
Loews Corp.	48,400	3,402,520
Marsh & McLennan Cos., Inc.	133,800	4,402,020
MBIA, Inc.(b)	37,550	2,376,164
MetLife, Inc.	202,000	8,183,020
MGIC Investment Corp.	27,900	1,922,589
Principal Financial Group, Inc.	84,800	3,471,712
Progressive Corp.	53,500	4,538,940
SAFECO Corp.(b)	33,000	1,723,920
St. Paul Cos., Inc.	179,298	6,646,577
Torchmark Corp.	27,300	1,559,922
UnumProvident Corp.(b)	80,456	1,443,381
XL Capital, Ltd. (Bermuda) (Class “A” Stock)	38,000	2,950,700

		127,477,659

Leisure — 1.3%
Brunswick Corp.	26,400	1,306,800
Carnival Corp.(b)	168,700	9,722,181
Disney (Walt) Co.	553,001	15,373,428
Harrah’s Entertainment, Inc.	29,750	1,989,977
Hilton Hotels Corp.	104,800	2,383,152
Marriott International, Inc. (Class “A” Stock)	63,600	4,005,528
Sabre Group Holdings, Inc. (Class “A” Stock)(b)	42,419	940,005
Starwood Hotels & Resorts Worldwide, Inc.(b)	54,200	3,165,280

		38,886,351

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Machinery — 0.9%
Caterpillar, Inc.	91,700	$8,941,667
Deere & Co.	67,400	5,014,560
Dover Corp.	53,900	2,260,566
Eaton Corp.	39,200	2,836,512
Ingersoll-Rand Co. (Class “A” Stock)	46,250	3,713,875
Parker Hannifin Corp.(b)	32,325	2,448,296
Snap-on, Inc.	14,300	491,348
Thermo Electron Corp.(a)	46,400	1,400,816

		27,107,640

Media — 3.3%
Clear Channel Communications, Inc.(b)	161,400	5,405,286
Comcast Corp. (Class “A” Stock)(a)	594,130	19,772,646
Dow Jones & Co., Inc.(b)	22,800	981,768
Gannett Co., Inc.(b)	72,600	5,931,420
Interpublic Group of Cos., Inc.(a)(b)	116,200	1,557,080
Knight-Ridder, Inc.	19,400	1,298,636
McGraw Hill, Inc.	50,800	4,650,232
Meredith Corp.	13,800	747,960
New York Times Co. (Class “A” Stock)	41,500	1,693,200
News Corp. (Class “A” Stock)	658,000	12,278,280
R.R. Donnelley & Sons, Co.	56,900	2,008,001
Time Warner, Inc.(a)(b)	1,226,420	23,841,605
Tribune Co.(b)	85,700	3,611,398
Univision Communications, Inc. (Class “A” Stock)(a)(b)	84,400	2,470,388
Viacom, Inc. (Class “B” Stock)	456,036	16,595,150

		102,843,050

Metals – Ferrous — 0.1%
Allegheny Technologies, Inc.(b)	21,940	475,440
Nucor Corp.(b)	43,600	2,282,024
United States Steel Corp.	31,540	1,616,425

		4,373,889

Metals – Non Ferrous — 0.2%
Alcoa, Inc.	230,176	7,232,130

Mineral Resources — 0.2%
Burlington Resources, Inc.(b)	106,834	4,647,279
Phelps Dodge Corp.	23,528	2,327,390

		6,974,669

Miscellaneous – Basic Industry — 2.2%
AES Corp.(a)	161,700	2,210,439
BB&T Corp.(b)	148,100	6,227,605
Danaher Corp.(b)	82,800	4,753,548
Ecolab, Inc.(b)	65,200	2,290,476
Fortune Brands, Inc.	38,100	2,940,558
Honeywell, Inc.	233,550	8,270,005
Illinois Tool Works, Inc.(b)	83,100	7,701,708
International Game Technology(b)	92,200	3,169,836
ITT Industries, Inc.	25,000	2,111,250
Millipore Corp.(a)	14,200	707,302
Pall Corp.	36,000	1,042,200
PPG Industries, Inc.	46,600	3,176,256
Sealed Air Corp.(a)	22,910	1,220,416
Textron, Inc.	38,100	2,811,780

SEE NOTES TO FINANCIAL STATEMENTS.

B81

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Miscellaneous – Basic Industry (cont’d.)
Tyco International, Ltd.(b)	539,043	$19,265,397
W.W. Grainger, Inc.	23,200	1,545,584

		69,444,360

Miscellaneous – Consumer Growth/Staple — 0.6%
3M Co.(b)	208,200	17,086,974
Black & Decker Corp.(b)	21,200	1,872,596

		18,959,570

Oil & Gas — 4.6%
Amerada Hess Corp.	25,500	2,100,690
Anadarko Petroleum Corp.(b)	68,063	4,411,163
Ashland, Inc.	18,600	1,085,868
ChevronTexaco Corp.	574,322	30,157,648
El Paso Corp.(b)	176,311	1,833,634
EOG Resources, Inc.(b)	27,700	1,976,672
Exxon Mobil Corp.	1,731,270	88,744,900
Kerr-McGee Corp.	38,426	2,220,639
Marathon Oil Corp.	94,300	3,546,623
NICOR, Inc.	14,200	524,548
Sunoco, Inc.	18,500	1,511,635
Unocal Corp.(b)	71,200	3,078,688

		141,192,708

Oil & Gas Exploration/Production — 0.9%
ConocoPhillips	186,897	16,228,267
Devon Energy Corp.	126,800	4,935,056
Occidental Petroleum Corp.	103,800	6,057,768
XTO Energy, Inc.	38,000	1,344,440

		28,565,531

Oil & Gas Services — 1.4%
Apache Corp.	88,850	4,493,144
Baker Hughes, Inc.(b)	88,330	3,769,041
BJ Services Co.	43,700	2,033,798
Halliburton Co.(b)	118,300	4,642,092
Kinder Morgan, Inc.	32,100	2,347,473
Nabors Industries, Ltd. (Barbados)(a)	39,500	2,025,955
Noble Corp.(a)(b)	40,600	2,019,444
PG&E Corp.(a)	112,500	3,744,000
Rowan Cos., Inc.(a)	28,700	743,330
Schlumberger, Ltd.	161,700	10,825,815
Transocean Sedco Forex, Inc.(a)	86,633	3,672,373
Valero Energy Corp.	69,200	3,141,680

		43,458,145

Precious Metals — 0.2%
Freeport-McMoRan Copper & Gold, Inc. (Class “B” Stock)(b)	49,800	1,903,854
Newmont Mining Corp.(b)	118,403	5,258,277

		7,162,131

Railroads — 0.5%
Burlington Northern Santa Fe Corp.	100,126	4,736,961
CSX Corp.	57,412	2,301,073
Norfolk Southern Corp.	100,100	3,622,619
Union Pacific Corp.	71,700	4,821,825

		15,482,478

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Real Estate Investment Trust — 0.4%
Apartment Investment & Management Co. (Class “A” Stock)(b)	22,000	$847,880
Archstone-Smith Trust	35,600	1,363,480
Equity Office Properties Trust	109,400	3,185,728
Equity Residential Properties Trust	71,600	2,590,488
ProLogis	51,200	2,218,496
Simon Property Group, Inc.	56,500	3,653,855

		13,859,927

Restaurants — 0.6%
Darden Restaurants, Inc.(b)	47,750	1,324,585
McDonald’s Corp.	341,100	10,935,666
Wendy’s International, Inc.	30,700	1,205,282
Yum! Brands, Inc.	76,100	3,590,398

		17,055,931

Retail — 6.7%
Albertson’s, Inc.(b)	97,944	2,338,903
AutoNation, Inc.(a)	63,400	1,217,914
AutoZone, Inc.(a)(b)	20,900	1,908,379
Bed Bath & Beyond, Inc.(a)	82,200	3,274,026
Best Buy Co., Inc.(b)	86,650	5,148,743
Big Lots, Inc.(a)	35,200	426,976
Circuit City Stores, Inc.	55,200	863,328
Coach, Inc.(a)	49,300	2,780,520
Costco Wholesale Corp.(b)	122,832	5,946,297
CVS Corp.(b)	109,800	4,948,686
Dillard’s, Inc. (Class “A” Stock)(b)	25,750	691,903
Dollar General Corp.	90,203	1,873,516
Family Dollar Stores, Inc.	45,600	1,424,088
Federated Department Stores, Inc.	48,100	2,779,699
Gap, Inc.(b)	234,087	4,943,917
Home Depot, Inc.(b)	594,919	25,426,838
J.C. Penney Co., Inc.	76,600	3,171,240
Kohl’s Corp.(a)(b)	89,100	4,381,047
Kroger Co.(a)	198,400	3,479,936
Limited Brands	118,696	2,732,382
Liz Claiborne, Inc.(b)	31,800	1,342,278
Lowe’s Cos., Inc.(b)	210,500	12,122,695
May Department Stores Co.(b)	79,600	2,340,240
Nordstrom, Inc.	38,300	1,789,759
Office Depot, Inc.(a)	89,000	1,545,040
OfficeMax, Inc.(b)	19,886	624,023
Safeway, Inc.(a)(b)	113,700	2,244,438
Sears, Roebuck & Co.(b)	54,300	2,770,929
Sherwin-Williams Co.	39,700	1,771,811
Staples, Inc.(b)	136,800	4,611,528
Starbucks Corp.(a)(b)	104,900	6,541,564
Supervalu, Inc.(b)	39,000	1,346,280
Target Corp.	241,468	12,539,433
Tiffany & Co.	39,300	1,256,421
TJX Cos., Inc.(b)	121,900	3,063,347
Toys ‘R’ Us, Inc.(a)	61,250	1,253,787
Wal-Mart Stores, Inc.(b)	1,136,500	60,029,930
Walgreen Co.(b)	273,000	10,475,010

		207,426,851

SEE NOTES TO FINANCIAL STATEMENTS.

B82

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Rubber — 0.1%
B.F. Goodrich Co.(b)	31,800	$1,037,952
Cooper Tire & Rubber Co.(b)	23,800	512,890
Goodyear Tire & Rubber Co.(a)(b)	49,200	721,272

		2,272,114

Telecommunications — 4.4%
ADC Telecommunications, Inc.(a)	232,400	622,832
Alltel Corp.	84,500	4,965,220
Andrew Corp.(a)	36,112	492,207
AT&T Corp.(b)	219,073	4,175,531
BellSouth Corp.(b)	492,700	13,692,133
CenturyTel, Inc.(b)	40,100	1,422,347
CIENA Corp.(a)(b)	115,000	384,100
Citizens Communications Co.	74,000	1,020,460
Lucent Technologies, Inc.(a)	1,160,305	4,362,747
Motorola, Inc.	635,295	10,927,074
Nextel Communications, Inc. (Class “A” Stock)(a)(b)	299,900	8,997,000
QUALCOMM, Inc.	436,100	18,490,640
Qwest Communications International, Inc.(a)	473,947	2,104,325
SBC Communications, Inc.(b)	894,574	23,053,172
Scientific-Atlanta, Inc.	39,200	1,293,992
Sprint Corp.(b)	390,800	9,711,380
Tellabs, Inc.(a)(b)	116,000	996,440
Verizon Communications, Inc.	743,038	30,100,469

		136,812,069

Textiles — 0.1%
VF Corp.(b)	29,836	1,652,318

Tobacco — 0.2%
Reynolds American, Inc.(b)	38,700	3,041,820
UST, Inc.(b)	43,700	2,102,407

		5,144,227

Toy Manufacturer — 0.1%
Hasbro, Inc.(b)	47,650	923,457
Mattel, Inc.(b)	120,281	2,344,277

		3,267,734

Trucking & Shipping — 1.1%
FedEx Corp.	80,840	7,961,932
Ryder System, Inc.	17,600	840,752
United Parcel Service, Inc. (Class “B” Stock)(b)	302,800	25,877,288

		34,679,972

Utilities – Electric & Gas — 0.5%
Dynegy, Inc. (Class “A” Stock)(a)	113,300	523,446
Exelon Corp.	174,850	7,705,640
KeySpan Corp.	43,400	1,712,130
NiSource, Inc.	73,000	1,662,940
Progress Energy, Inc.(b)	65,214	2,950,281

		14,554,437

Utilities – Electric — 1.7%
Allegheny Energy, Inc.(a)(b)	35,200	693,792
Ameren Corp.	48,200	2,416,748
American Electric Power Co., Inc.	107,940	3,706,660
Calpine Corp.(a)(b)	95,000	374,300

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Utilities – Electric (cont’d.)
CenterPoint Energy, Inc.	90,610	$1,023,893
CMS Energy Corp.(a)	43,100	450,395
Consolidated Edison, Inc.	62,700	2,743,125
Constellation Energy Group	46,850	2,047,814
Dominion Resources, Inc.	86,142	5,835,259
DTE Energy Co.(b)	48,600	2,096,118
Duke Energy Co.(b)	249,262	6,313,806
Edison International(b)	85,100	2,725,753
Entergy Corp.(b)	63,200	4,271,688
FirstEnergy Corp.	91,236	3,604,734
FPL Group, Inc.(b)	50,700	3,789,825
Public Service Enterprise Group, Inc.	63,700	3,297,749
Southern Co.(b)	199,300	6,680,536
TECO Energy, Inc.	49,700	762,398

		52,834,593

Waste Management — 0.2%
Allied Waste Industries, Inc.(a)(b)	90,200	837,056
Waste Management, Inc.	147,830	4,426,030

		5,263,086

TOTAL LONG-TERM INVESTMENTS (cost $2,203,496,340)		3,022,720,098

SHORT-TERM INVESTMENTS — 22.3%
Mutual Fund — 22.2%
Dryden Core Investment Fund —Taxable Money Market Series (Note 4)(c)	686,338,512	686,338,512

	Principal Amount (000)
U.S. Government Obligation — 0.1%
United States Treasury Bills(d)(e) 2.18%, 3/17/05	$5,000	4,978,780

TOTAL SHORT-TERM INVESTMENTS (cost $691,315,960)		691,317,292

TOTAL INVESTMENTS — 120.0% (cost $2,894,812,300; Note 6)		3,714,037,390

VARIATION MARGIN ON OPEN FUTURES CONTRACTS, NET(f)		(57,186)
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS — (20.0)%		(619,307,193)

NET ASSETS — 100%		$3,094,673,011

(a)	Non-income producing security.

(b)	Portion of securities on loan with an aggregate market value of $597,200,348; cash collateral of $621,001,370 was received with which the portfolio purchased highly liquid short-term investments.

(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(d)	Security segregated as collateral for futures contracts.

(e)	Rate quoted represents yield-to-maturity at purchase date.

SEE NOTES TO FINANCIAL STATEMENTS.

B83

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

(f)	Open futures contracts as of December 31, 2004 were as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2004	Unrealized Appreciation
Long Positions:
230	S&P 500 Index	Mar 05	$69,216,462	$69,787,750	$571,288

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Mutual Fund	22.2%
Drugs & Medical Supplies	9.3
Financial Services	9.0
Computer Services	7.2
Retail	6.7
Banks & Savings & Loans	6.5
Oil & Gas	4.6
Telecommunications	4.4
Insurance	4.1
Electronics	3.9
Food & Beverage	3.8
Diversified Manufacturing Operations	3.5
Computers	3.4
Media	3.3
Hospitals/Healthcare Management	2.9
Cosmetics & Soaps	2.2
Miscellaneous — Basic Industry	2.2
Aerospace	1.8
Utilities — Electric	1.7
Oil & Gas Services	1.4
Chemicals	1.3
Leisure	1.3
Diversified Consumer Products	1.2
Trucking & Shipping	1.1
Autos — Cars & Trucks	1.0
Commercial Services	1.0
Machinery	0.9
Oil & Gas Exploration/Production	0.9
Forest Products	0.6

Miscellaneous — Consumer Growth/Staple	0.6%
Restaurants	0.6
Railroads	0.5
Utilities — Electric & Gas	0.5
Real Estate Investment Trust	0.4
Apparel	0.3
Construction	0.3
Diversified Office Equipment	0.3
Electrical Services	0.3
Household Products & Personal Care	0.3
Housing Related	0.3
Gas Pipelines	0.2
Metals — Non Ferrous	0.2
Mineral Resources	0.2
Precious Metals	0.2
Tobacco	0.2
Waste Management	0.2
Advertising	0.1
Airlines	0.1
Containers	0.1
Diversified Operations	0.1
Education	0.1
Metals — Ferrous	0.1
Rubber	0.1
Textiles	0.1
Toy Manufacturer	0.1
U.S. Government Obligation	0.1

120.0
Liabilities in excess of other assets	(20.0)

100%

SEE NOTES TO FINANCIAL STATEMENTS.

B84

VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 98.0%		Value (Note 2)
COMMON STOCKS	Shares
Aerospace & Defense — 2.3%
Lockheed Martin Corp.(b)	390,100	$21,670,055
Northrop Grumman Corp.	271,700	14,769,612

		36,439,667

Biotechnology — 0.6%
MedImmune, Inc.(a)(b)	376,800	10,215,048

Capital Markets — 6.2%
Bank of New York Co., Inc. (The)	959,300	32,059,806
Lehman Brothers Holdings, Inc.	347,900	30,434,292
Mellon Financial Corp.	408,300	12,702,213
Merrill Lynch & Co., Inc.	396,800	23,716,736

		98,913,047

Chemicals — 2.4%
E.I. du Pont de Nemours & Co.	368,300	18,065,115
Mosaic Co. (The)(a)(b)	1,283,600	20,948,352

		39,013,467

Commercial Banks — 2.3%
Bank of America Corp.	778,084	36,562,167

Commercial Services & Supplies — 2.5%
Cendant Corp.	715,200	16,721,376
Waste Management, Inc.	752,000	22,514,880

		39,236,256

Communications Equipment — 0.9%
Nortel Networks Corp. (Canada)(a)	4,346,900	15,170,681

Computers & Peripherals — 0.8%
Hewlett-Packard Co.	587,250	12,314,633

Consumer Finance — 1.8%
American Express Services Co.	207,800	11,713,686
MBNA Corp.	597,800	16,851,982

		28,565,668

Diversified Financial Services — 6.2%
Citigroup, Inc.	1,010,300	48,676,254
J.P. Morgan Chase & Co.	633,800	24,724,538
Principal Financial Group, Inc. (The)	636,800	26,070,592

		99,471,384

Diversified Telecommunication Services — 4.0%
ALLTEL Corp.	268,300	15,765,308
SBC Communications, Inc.	1,306,600	33,671,082
Verizon Communications, Inc.	377,500	15,292,525

		64,728,915

Electric Utilities — 5.0%
E.ON AG, ADR (Germany)	135,500	12,330,500
Exelon Corp.	410,500	18,090,735
PG&E Corp.(a)	378,500	12,596,480
TXU Corp.(b)	579,300	37,399,608

		80,417,323

Electronic Equipment & Instruments — 0.8%
Agilent Technologies, Inc.(a)	519,600	12,522,360

Energy Equipment & Services — 4.2%
ENSCO International, Inc.	222,500	7,062,150
GlobalSantaFe Corp.(b)	794,100	26,292,651
Halliburton Co.(b)	504,500	19,796,580

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Energy Equipment & Services (cont’d.)
Schlumberger Ltd.	199,300	$13,343,135

		66,494,516

Food Products — 1.0%
Cadbury Schweppes PLC, ADR (United Kingdom)	432,200	16,293,940

Food & Staples Retailing — 2.1%
Kroger Co. (The)(a)	1,901,600	33,354,064

Healthcare Providers & Services — 4.5%
CIGNA Corp.(b)	329,200	26,852,844
Express Scripts, Inc.(a)(b)	378,800	28,955,472
Medco Health Solutions, Inc.(a)	368,404	15,325,606

		71,133,922

Hotels, Restaurants & Leisure — 1.0%
McDonald’s Corp.	518,000	16,607,080

Household Products — 1.3%
Kimberly-Clark Corp.	327,200	21,533,032

Industrial Conglomerates — 5.2%
General Electric Co.	865,100	31,576,150
Phelps Dodge Corp.(b)	207,300	20,506,116
Tyco International Ltd. (Bermuda)(b)	876,600	31,329,684

		83,411,950

Insurance — 7.9%
Allstate Corp.	305,300	15,790,116
Genworth Financial, Inc. (Class “A” Stock)(b)	593,500	16,024,500
Loews Corp.	364,300	25,610,290
MBIA, Inc.(b)	250,200	15,832,656
St. Paul Travelers Companies, Inc. (The)	589,763	21,862,514
XL Capital, Ltd. (Class “A” Stock) (Cayman Islands)(b)	411,300	31,937,445

		127,057,521

IT Services — 1.2%
Accenture Ltd. (Class “A” Stock) (Bermuda)(a)(b)	720,200	19,445,400

Machinery — 1.1%
Deere & Co.	226,500	16,851,600

Media — 2.1%
DIRECTV Group, Inc. (The)(a)	133,800	2,239,812
News Corp. (Class “A” Stock)(b)	926,602	17,290,394
Viacom, Inc. (Class “B” Stock)	369,629	13,450,799

		32,981,005

Metals & Mining — 0.9%
Inco Ltd. (Canada)(a)	405,400	14,910,612

Multi-Utilities & Unregulated Power — 2.9%
Dominion Resources, Inc.	308,600	20,904,564
Sempra Energy	692,600	25,404,568

		46,309,132

Office Electronics — 2.4%
Xerox Corp.(a)(b)	2,290,200	38,956,302

SEE NOTES TO FINANCIAL STATEMENTS.

B85

VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Oil & Gas — 10.5%
Eni S.p.A., ADR (Italy)	219,700	$27,647,048
ExxonMobil Corp.	239,600	12,281,896
Kerr-McGee Corp.	280,200	16,192,758
Nexen, Inc. (Canada)	608,100	24,719,265
Occidental Petroleum Corp.	505,200	29,483,472
Suncor Energy, Inc. (Canada)	884,500	31,311,300
Total SA, ADR (France)	235,900	25,911,256

		167,546,995

Paper & Forest Products — 2.3%
Georgia-Pacific Corp.	566,900	21,247,412
International Paper Co.(b)	363,100	15,250,200

		36,497,612

Pharmaceuticals — 4.5%
Eli Lilly & Co.	280,000	15,890,000
Merck & Co., Inc.	587,600	18,885,464
Novartis AG, ADR (Switzerland)	507,000	25,623,780
Wyeth	269,942	11,496,830

		71,896,074

Software — 0.9%
Microsoft Corp.	523,900	13,993,369

Specialty Retail — 1.5%
Toys “R” Us, Inc.(a)	1,149,600	23,532,312

Thrifts & Mortgage Finance — 1.0%
Freddie Mac	218,200	16,081,340

Tobacco — 2.4%
Altria Group, Inc.	622,900	38,059,190

Wireless Telecommunication Services — 1.3%
Nextel Communications, Inc. (Class “A” Stock)(a)	666,300	19,989,000

TOTAL LONG-TERM INVESTMENTS (cost $1,233,958,245)		1,566,506,584

SHORT-TERM INVESTMENT — 15.8%
Mutual Fund
Dryden Core Investment Fund-Taxable Money Market Series, (cost $253,117,092)(c)	253,117,092	253,117,092

TOTAL INVESTMENTS — 113.8% (cost $1,487,075,337; Note 6)		1,819,623,676
LIABILITIES IN EXCESS OF OTHER ASSETS — (13.8)%		(221,047,917)

NET ASSETS — 100%		$1,598,575,759

The industry classification of portfolio of holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Mutual Fund	15.8%
Oil & Gas	10.5
Insurance	7.9
Capital Markets	6.2
Diversified Financial Services	6.2
Industrial Conglomerates	5.2
Electric Utilities	5.0
Healthcare Providers & Services	4.5
Pharmaceuticals	4.5
Energy Equipment & Services	4.2
Diversified Telecommunication Services	4.0
Multi-Utilities & Unregulated Power	2.9
Commercial Services & Supplies	2.5
Chemicals	2.4
Office Electronics	2.4
Tobacco	2.4
Aerospace & Defense	2.3
Commercial Banks	2.3
Paper & Forest Products	2.3
Food & Staples Retailing	2.1
Media	2.1
Consumer Finance	1.8
Specialty Retail	1.5
Household Products	1.3
Wireless Telecommunication Services	1.3
IT Services	1.2
Machinery	1.1
Hotels, Restaurants & Leisure	1.0
Food Products	1.0
Thrifts & Mortgage Finance	1.0
Communications Equipment	0.9
Metals & Mining	0.9
Software	0.9
Computers & Peripherals	0.8
Electronic Equipment & Instruments	0.8
Biotechnology	0.6

113.8
Liabilities in excess of other assets	(13.8)

100.0%

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	All or a portion of securities on loan with an aggregate market value of $224,320,778; cash collateral $233,693,985 was received with which the portfolio purchased securities.

(c)	Represents security, or portion thereof, purchased with cash collateral for securities on loan.

SEE NOTES TO FINANCIAL STATEMENTS.

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ZERO COUPON BOND PORTFOLIO 2005

SCHEDULE OF INVESTMENTS	December 31, 2004

	Maturity Date	Principal Amount (000)	Value (Note 2)
LONG-TERM INVESTMENTS — 98.3%
U.S. GOVERNMENT & AGENCY OBLIGATIONS
Federal National Mortgage Association	01/24/05	$1,400	$1,397,984
Federal National Mortgage Association	01/24/06	2,320	2,248,270
Financing Corp.	02/08/05	688	686,561
Financing Corp.	11/11/05	425	414,520
Financing Corp.	08/08/07	2,070	1,893,360
United States Treasury Strip	08/15/05	41,095	40,445,535
United States Treasury Strip	02/15/06	7,970	7,727,186
United States Treasury Strip	08/15/07	5,150	4,738,252

TOTAL LONG-TERM INVESTMENTS (cost $58,446,671)			59,551,668

SHORT-TERM INVESTMENT — 1.8% MUTUAL FUND		Shares
Dryden Core Investment Fund-Taxable Money Market Series (cost $1,078,770; Note 4)		1,078,770	1,078,770

TOTAL INVESTMENTS — 100.1% (cost $59,525,441; Note 6)			60,630,438
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%			(60,724)

NET ASSETS — 100.0%			$60,569,714

The sector classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

U.S. Government Treasuries	87.4%
U.S. Government Agencies	10.9
Mutual Fund	1.8

100.1
Liabilities in excess of other assets	(0.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND, INC.

Note 1:	General

The Prudential Series Fund, Inc. (“Series Fund”), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of thirty-six Portfolios (“Portfolio” or “Portfolios”), each with a separate series of capital stock. The information presented in these financial statements pertains to fourteen Portfolios: Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Jennison Portfolio, Money Market Portfolio, Natural Resources Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio, Value Portfolio and Zero Coupon Bond Portfolio 2005.

The Portfolios of the Series Fund have the following as investment objectives:

Conservative Balanced Portfolio:    Total investment return consistent with a conservatively managed diversified portfolio by investing in a mix of equity-related securities, debt obligations and money market instruments.

Diversified Bond Portfolio:    High level of income over a longer term while providing reasonable safety of capital by investing in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The types of debt obligations in which the Portfolio can invest include U.S. government securities, mortgage-related securities and corporate bonds.

Equity Portfolio:    Capital appreciation by investing primarily in stocks of major, established corporations as well as small companies.

Flexible Managed Portfolio:    High total return consistent with an aggressively managed diversified portfolio by investing in a mix of equity and equity-related securities, debt obligations and money market instruments.

Global Portfolio:    Long-term growth of capital by investing primarily in equity and equity-related securities of foreign and U.S. companies.

Government Income Portfolio:    High level of income over the long-term consistent with the preservation of capital by investing primarily in intermediate and long-term U.S. government securities, including U.S. Treasuries and agencies and mortgage-related securities.

High Yield Bond Portfolio:    High total return by investing primarily in medium to lower rated debt securities.

Jennison Portfolio:    Long-term growth of capital by investing primarily in equity securities of established companies that the Portfolio manager believes offer above-average growth prospects.

Money Market Portfolio:    Maximum current income consistent with the stability of capital and maintenance of liquidity by investing in high quality short-term money market securities issued by the U.S government and its agencies, as well as commercial paper, asset backed securities, certificates of deposit and other obligations issued by banks, corporations and other companies, that generally mature in 13 months or less.

Natural Resources Portfolio:    Long-term growth of capital by investing primarily in stocks of companies that operate within, or do business with, the natural resources sector of the economy.

Small Capitalization Stock Portfolio:    Long-term growth of capital that corresponds to the price and yield performance of the Standard & Poor’s Small Capitalization Stock Index (the “S&P 600 SmallCap Index”) by investing primarily in stocks of the S&P 600 SmallCap Index.

Stock Index Portfolio:    Investment results that generally correspond to the price and yield performance of the S&P 500 Index by investing primarily in stocks in the S&P 500 Index.

Value Portfolio:    Capital appreciation by investing in equity and equity-related securities that are undervalued.

Zero Coupon Bond Portfolio 2005:    Highest predictable compound investment for a specific period of time, consistent with safety of invested capital by investing primarily in debt obligations of the U.S. Treasury and corporations, issued without interest coupons or stripped of their interest coupons.

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The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country.

Note 2:	Accounting Policies

The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

Securities Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange, or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series fund’s normal pricing time, are valued at fair value in accordance with Board of Directors’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of December 31, 2004 there were no foreign securities whose value required adjustment in accordance with such procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

The Money Market, Conservative Balanced and Flexible Managed Portfolios use amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value. The amortized cost method values a security at its cost at the time of purchase and there after assumes a constant amortization to maturity of any discount or premium.

The High Yield Bond and Natural Resources Portfolios may hold up to 15% of their net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Certain issues of restricted securities held by these portfolios at December 31, 2004 include registration rights, under which the portfolios may demand registration by the issuer, of which the portfolios may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund’s policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults or the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

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Foreign Currency Translation:    The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities – at the current daily rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the year, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Short Sales:    Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    The High Yield Bond Portfolio may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participant.

Options:    The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates or currencies with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When

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the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Series Fund has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gains (losses) on purchased options are included in net realized gains (losses) on investment transactions. Gains (losses) on written options are presented separately as a net realized gains (losses) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the contract may be exercised. As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series Fund intends to purchase, against fluctuations in value caused by changes in prevailing rates or market conditions. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

Swaps:    Certain portfolios of the Series Fund may enter into swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolios enter into interest rate, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolios with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (Market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gains (losses) are realized on the termination date of the swap and is equal to the difference between a Portfolio’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Portfolios may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending:    The Series Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series Fund also

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continues to receive interest and dividends or amounts equivalent thereto on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

When-Issued/Delayed Delivery Securities:    Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Series Fund’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly to a Portfolio or class level.

For Portfolios with multiple classes of shares, net investment income (loss) (other than administration and distribution fees, which are charged to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Custody Fee Credits:    The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statements of Operations.

Taxes:    For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. It is each Portfolio’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund’s understanding of the applicable country’s tax rules and regulations.

Dividends and Distributions:    Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gains daily. The Diversified Bond, Government Income, High Yield Bond and Zero Coupon Bond 2005 Portfolios will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. All other Portfolios will declare and distribute dividends from net investment income and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par, as appropriate.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3:	Agreements

The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. (“PIM”), Jennison Associates LLC (“Jennison”), GE Asset Management (“GEAM”), and Salomon Brothers Asset Management (“Salomon”) (collectively, the “Subadvisers”), under which each provides investment advisory services for certain Portfolios of the Series Fund. PI pays for the services of the Subadvisers, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

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The management fee paid to PI is computed daily and payable monthly, at the annual rates specified below, of the value of each of the Portfolio’s average daily net assets.

Portfolio	Management Fee	Effective Management Fee
Conservative Balanced Portfolio	0.55%	0.55%
Diversified Bond Portfolio	0.40	0.40
Equity Portfolio	0.45	0.45
Flexible Managed Portfolio	0.60	0.60
Global Portfolio	0.75	0.75
Government Income Portfolio	0.40	0.40
High Yield Bond Portfolio	0.55	0.55
Jennison Portfolio	0.60	0.60
Money Market Portfolio	0.40	0.40
Natural Resources Portfolio	0.45	0.45
Small Capitalization Stock Portfolio	0.40	0.40
Stock Index Portfolio	0.35% up to $4 billion 0.30% over $4 billion	0.35
Value Portfolio	0.40	0.40
Zero Coupon Bond 2005 Portfolio	0.40	0.40

The Subadvisers provide investment advisory services to the Portfolios as follows. Where more than one Subadviser is listed, each Subadviser provides services to a segment of the Portfolio:

Portfolio	Subadviser(s)
Conservative Balanced Portfolio	PIM
Diversified Bond Portfolio	PIM
Equity Portfolio	Jennison, GEAM, Salomon
Flexible Managed Portfolio	PIM
Global Portfolio	Jennison
Government Income Portfolio	PIM
High Yield Bond Portfolio	PIM
Jennison Portfolio	Jennison
Money Market Portfolio	PIM
Natural Resources Portfolio	Jennison
Small Capitalization Stock Portfolio	PIM
Stock Index Portfolio	PIM
Value Portfolio	Jennison
Zero Coupon Bond Portfolio 2005	PIM

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PI which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PI has agreed to reimburse each Portfolio the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeded the percentage stated below, of the Portfolio’s average daily net assets.

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Portfolio	Class I Expense limit	Class II Expense limit
Conservative Balanced Portfolio	0.75%	N/A
Diversified Bond Portfolio	0.75	N/A
Equity Portfolio	0.75	1.15%
Flexible Managed Portfolio	0.75	N/A
Government Income Portfolio	0.75	N/A
High Yield Bond Portfolio	0.75	N/A
Jennison Portfolio	0.75	1.15
Money Market Portfolio	0.75	N/A
Natural Resources Portfolio	0.75	N/A
Small Capitalization Stock Portfolio	0.75	N/A
Stock Index Portfolio	0.75	N/A
Value Portfolio	0.75	1.15
Zero Coupon Bond Portfolio 2005	0.75	N/A

N/A – Not applicable – Portfolio does not currently have Class II shares.

PIMS, PI, PIM and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 4:	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent. Transfer agent fees and expenses in the Statements of Operations include certain out-of-pocket expense paid to nonaffiliates, where applicable. During the year ended December 31, 2004, the Series Fund incurred fees for the services of PMFS and as of December 31, 2004 fees were due to PMFS as follows:

Portfolio	Amount Incurred for the Year Ended December 31, 2004	Amount Due as of December 31, 2004
Conservative Balanced Portfolio	$1,900	$200
Diversified Bond Portfolio	2,600	200
Equity Portfolio	5,100	400
Flexible Managed Portfolio	1,900	200
Global Portfolio	4,900	400
Government Income Portfolio	1,200	100
High Yield Bond Portfolio	2,400	200
Jennison Portfolio	6,200	500
Money Market Portfolio	5,300	400
Natural Resources Portfolio	1,200	100
Small Capitalization Stock Portfolio	1,700	100
Stock Index Portfolio	5,300	400
Value Portfolio	5,200	400
Zero Coupon Bond Portfolio 2005	400	30

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series Fund’s securities lending agent. For the year ended December 31, 2004, PIM was compensated as follows for these services by the Series Fund Portfolios:

PIM
Conservative Balanced Portfolio	$232,778
Diversified Bond Portfolio	99,084
Equity Portfolio	210,792
Flexible Managed Portfolio	335,188
Global Portfolio	103,239
Government Income Portfolio	61,073
High Yield Bond Portfolio	248,962
Jennison Portfolio	166,528
Natural Resources Portfolio	184,269
Small Capitalization Stock Portfolio	146,275
Stock Index Portfolio	187,851
Value Portfolio	129,280

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For the year ended December 31, 2004, Prudential Equity Group, LLC, an indirect wholly-owned subsidiary of Prudential, and Wachovia Securities, LLC an affiliate of PI, earned brokerage commissions from transactions executed on behalf of the Series Fund Portfolios as follows:

Portfolio	Prudential Equity Group	Wachovia
Equity Portfolio	$44,455	$51,388
Global Portfolio	24,666	425
Jennison Portfolio	28,003	35,870
Value Portfolio	49,038	83,775

Certain Portfolios invest in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended December 31, 2004, the following Portfolios earned income from the Series by investing their excess cash and collateral from securities lending. See Note 2 relating to Securities Lending:

Portfolio	Excess Cash Investment	Securities Lending Cash Collateral Investment
Conservative Balanced Portfolio	$4,723,277	$670,340
Diversified Bond Portfolio	1,761,507	285,992
Equity Portfolio	787,650	607,716
Flexible Managed Portfolio	6,021,340	1,099,284
Global Portfolio	113,466	317,468
Government Income Portfolio	783,377	176,285
High Yield Bond Portfolio	1,099,112	803,323
Jennison Portfolio	529,746	499,586
Natural Resources Portfolio	56,415	554,083
Small Capitalization Stock Portfolio	109,880	433,039
Stock Index Portfolio	1,049,854	563,553
Value Portfolio	484,178	382,187
Zero Coupon Bond 2005 Portfolio	22,228	—

Note 5:	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2004 were as follows:

Cost of Purchases:

Portfolio
Conservative Balanced Portfolio	$498,655,559
Diversified Bond Portfolio	1,104,097,572
Equity Portfolio	1,929,866,743
Flexible Managed Portfolio	2,509,810,032
Global Portfolio	815,095,951
Government Income Portfolio	30,555,326
High Yield Bond Portfolio	933,075,758
Jennison Portfolio	1,529,136,237
Natural Resources Portfolio	144,110,523
Small Capitalization Stock Portfolio	120,580,024
Stock Index Portfolio	81,760,616
Value Portfolio	755,280,389
Zero Coupon Bond 2005 Portfolio	—

C8

Proceeds from Sales:

Portfolio
Conservative Balanced Portfolio	$402,219,586
Diversified Bond Portfolio	1,065,382,961
Equity Portfolio	2,007,143,040
Flexible Managed Portfolio	2,412,911,407
Global Portfolio	827,145,795
Government Income Portfolio	24,058,676
High Yield Bond Portfolio	902,038,456
Jennison Portfolio	1,423,980,377
Natural Resources Portfolio	130,832,992
Small Capitalization Stock Portfolio	117,954,551
Stock Index Portfolio	137,864,680
Value Portfolio	784,622,033
Zero Coupon Bond 2005 Portfolio	—

The Government Income Portfolio’s written options activity for the year ended December 31, 2004 was as follows:

Government Income Portfolio	Contracts	Premiums
Balance as of December 31, 2003	—	$—
Options written	1,680	614,618
Options terminated in closing purchase transactions	(840)	(335,062)
Options exercised	(420)	(188,997)
Options expired	(420)	(90,559)

Balance as of December 31, 2004	—	$—

The Diversified Bond Portfolio entered into credit default swap agreements during the year ended December 31, 2004. Details of the swap agreements outstanding as of December 31, 2004 were as follows:

Diversified Bond Portfolio:
Counterparty(a)	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation
Morgan Stanley Capital Services, Inc.	6/20/09	$4,000	0.82%	Tyco International Group SA, 6.00%, due 11/15/13	$89,122
Morgan Stanley Capital Services, Inc.	12/20/14	5,500	1.17%	Nextel Communications, Inc., 7.375%, due 8/1/15	124,471
Morgan Stanley Capital Services, Inc.	9/20/09	8,000	0.60%	EnCana Corp., 4.75%, due 10/15/13	103,866

					$317,459

(a)	The Portfolio receives the fixed rate and pays the counterparty par in the event that the underlying bond defaults.

Note 6:	Distributions and Tax Information

In order to present undistributed net investment income and accumulated net realized capital gains (losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain (loss) on investments.

C9

For the year ended December 31, 2004 the adjustments were as follows:

Portfolio	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Conservative Balanced Portfolio (b)	$1,276,596	$(1,276,596)	—
Diversified Bond Portfolio (a),(b),(f)	2,077,341	(2,077,341)	—
Equity Portfolio (a)	8,597	(8,597)	—
Flexible Managed Portfolio (b),(e)	987,605	(987,606)	$1
Global Portfolio (a)	(14,388)	14,388	—
Government Income Portfolio (b)	752,421	(752,421)	—
High Yield Bond Portfolio (a),(b),(c)	484,895	(484,895)	—
Jennison Portfolio (a)	(137,594)	137,594	—
Natural Resources Portfolio (a),(d)	1,170,279	(1,170,279)	—
Value Portfolio (a)	1,171	(1,171)	—

(a)	Reclassification of net foreign currency gain (loss).
(b)	Reclassification of paydown losses.
(c)	Reclassification of income on defaulted securities.
(d)	Reclassification of book to tax differences due to the sale of passive foreign investment companies.
(e)	Reclassification of other tax adjustments.
(f)	Reclassification of swap income.

The tax character of distributions paid during the year ended December 31, 2004 were as follows:

Portfolio	Ordinary Income	Long-Term Capital Gains	Total Distributions
Conservative Balanced Portfolio	$62,958,425	$9,723,502	$72,681,927
Diversified Bond Portfolio	59,934,775	—	59,934,775
Equity Portfolio	50,414,768	—	50,414,768
Flexible Managed Portfolio	52,897,054	—	52,897,054
Global Portfolio	6,503,370	—	6,503,370
Government Income Portfolio	23,161,432	9,552	23,170,984
High Yield Bond Portfolio	108,509,679	—	108,509,679
Jennison Portfolio	9,010,258	—	9,010,258
Money Market Portfolio	9,344,369	21,156	9,365,525
Natural Resources Portfolio	21,498,787	16,898,833	38,397,620
Small Capitalization Stock Portfolio	4,033,462	2,375,136	6,408,598
Stock Index Portfolio	55,156,437	43,386,225	98,542,662
Value Portfolio	20,439,009	—	20,439,009
Zero Coupon Bond Portfolio 2005	2,597,144	1,497,906	4,095,050

The tax character of distributions paid during the year ended December 31, 2003 were as follows:

Portfolio	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Distributions
Conservative Balanced Portfolio	$73,725,917	—	—	$73,725,917
Diversified Bond Portfolio	57,232,060	—	—	57,232,060
Equity Portfolio	34,657,400	—	—	34,657,400
Flexible Managed Portfolio	68,283,392	—	—	68,283,392
Global Portfolio	2,077,796	—	—	2,077,796
Government Income Portfolio	31,212,695	$4,770,090	—	35,982,785
High Yield Bond Portfolio	108,990,863	—	—	108,990,863
Jennison Portfolio	4,049,114	—	—	4,049,114
Money Market Portfolio	10,061,179	2,788	—	10,063,967
Natural Resources Portfolio	17,617,482	24,476,581	—	42,094,063
Small Capitalization Stock Portfolio	2,476,478	3,294,388	—	5,770,866
Stock Index Portfolio	36,873,448	88,278,910	—	125,152,358
Value Portfolio	19,948,999	—	$112,106	20,061,105
Zero Coupon Bond Portfolio 2005	2,875,037	57,155	—	2,932,192

C10

At December 31, 2004, the components of distributable earnings on a tax basis and approximate capital loss carryforwards were as follows:

Portfolio	Accumulated Ordinary Income	Accumulated Long-Term Capital Gains	Approximate Capital Loss Carryforward(a)		Expiration
					2007	2008	2009	2010	2011
Conservative Balanced Portfolio	$75,600,623	$18,446,572	—		—	—	—	—	—
Diversified Bond Portfolio	7,309,626	6,446,465	—	(b)	—	—	—	—	—
Equity Portfolio	901,423	—	$747,785,000	(c)	—	—	$16,370,000	$525,994,000	$205,421,000
Flexible Managed Portfolio	68,680,004	—	140,450,000	(d)	—	—	—	140,450,000	—
Global Portfolio	4,467,100	—	217,927,000	(e)	—	—	67,079,000	145,175,000	5,673,000
Government Income Portfolio	2,212,711	—	3,257,000	(f)	—	—	—	—	—
High Yield Bond Portfolio	1,115,307	—	260,499,000	(g)	$18,627,000	$59,264,000	80,595,000	102,013,000	—
Jennison Portfolio	429,383	—	1,141,208,000	(h)	—	—	512,257,000	508,642,000	120,309,000
Natural Resources Portfolio	771,086	59,265,774	—		—	—	—	—	—
Small Capitalization Stock Portfolio	1,105,211	41,694,638	—		—	—	—	—	—
Stock Index Portfolio	4,783,446	77,233,581	—		—	—	—	—	—
Value Portfolio	1,624,516	—	138,535,000	(i)	—	—	—	94,300,000	44,235,000
Zero Coupon Bond 2005 Portfolio	—	395,722	—		—	—	—	—	—

(a)	Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforwards.
(b)	Approximately $13,322,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2004.
(c)	Approximately $133,982,000 of the Fund’s capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2004.
(d)	Approximately $254,991,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2004.
(e)	Approximately $52,466,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2004.
(f)	Approximately $3,257,000 expiring in 2012.
(g)	Approximately $24,840,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2004.
(h)	Approximately $31,214,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2004.
(i)	Approximately $74,429,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2004.

As of December 31, 2004, the Money Market Portfolio had no distributable earnings.

The difference between book and tax basis is primarily cost basis adjustments and post-October losses (the Portfolios have elected to treat losses incurred in the period November 1, 2004 through December 31, 2004 as having been incurred in the following fiscal year) which are presented below:

	Approximate Post October Losses
Portfolio	Currency	Capital
Diversified Bond Portfolio	$114,500	—
Equity Portfolio	800	—
Global Portfolio	—	$230,456
High Yield Portfolio	2,068	—
Jennison Portfolio	81,400	—
Natural Resources Portfolio	44,200	—
Value Portfolio	1,400	—

C11

The United States federal income tax basis and unrealized appreciation (depreciation) of the Series Fund’s investments and the total net unrealized appreciation (depreciation) as of December 31, 2004 were as follows:

Portfolio	Tax Basis	Appreciation	Depreciation	Net	Other Cost Basis Adjustment	Total Net Unrealized
Conservative Balanced Portfolio	$3,363,567,025	$401,687,824	$292,708,425	$108,979,399	—	$108,979,399
Diversified Bond Portfolio	1,375,359,443	32,532,026	3,478,466	29,053,560	$276,082	29,329,642
Equity Portfolio	3,929,439,219	782,941,664	109,474,423	673,467,241	968	673,468,209
Flexible Managed Portfolio	4,390,625,745	399,237,180	77,491,560	321,745,620	—	321,745,620
Global Portfolio	656,234,660	104,727,257	8,948,214	95,779,043	281,438	96,060,481
Government Income Portfolio	525,097,773	5,914,480	1,072,328	4,842,152	—	4,842,152
High Yield Bond Portfolio	1,794,619,490	105,195,128	43,464,375	61,730,753	4,166	61,734,919
Jennison Portfolio	2,185,346,768	401,149,560	24,884,483	376,265,077	3,661	376,268,738
Natural Resources Portfolio	535,223,551	241,847,894	13,721,106	228,126,788	—	228,126,788
Small Capitalization Stock Portfolio	693,020,534	251,754,801	53,826,776	197,928,025	—	197,928,025
Stock Index Portfolio	2,896,046,486	1,113,802,162	295,811,258	817,990,904	—	817,990,904
Value Portfolio	1,491,555,694	337,379,445	9,311,463	328,067,982	1,010	328,068,992
Zero Coupon Bond 2005 Portfolio	59,525,441	1,129,772	24,775	1,104,997	—	1,104,997

The differences between book basis and tax basis of investments are primarily attributable to deferred losses on wash sales and mark to market on passive foreign investments companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark to market of receivables and payables.

Note 7:	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2004, the Equity, Jennison, and Value Portfolios have Class II shares outstanding.

Transactions in shares of common stock of the Equity, Jennison and Value Portfolios were as follows:

Equity Portfolio:
Class I	Shares	Amount
Year ended December 31, 2004:
Capital stock sold	4,880,675	$101,956,955
Capital stock issued in reinvestment of dividends and distributions	2,300,409	50,405,570
Capital stock repurchased	(17,020,123)	(355,777,280)

Net increase (decrease) in shares outstanding	(9,839,039)	$(203,414,755)

Year ended December 31, 2003:
Capital stock sold	5,720,088	$100,538,375
Capital stock issued in reinvestment of dividends and distributions	1,744,798	34,653,868
Capital stock repurchased	(20,096,637)	(343,330,924)

Net increase (decrease) in shares outstanding	(12,631,751)	$(208,138,681)

Class II
Year ended December 31, 2004:
Capital stock sold	21,633	$457,593
Capital stock issued in reinvestment of dividends and distributions	419	9,198
Capital stock repurchased	(11,341)	(235,818)

Net increase (decrease) in shares outstanding	10,711	$230,973

Year ended December 31, 2003:
Capital stock sold	28,957	$525,059
Capital stock issued in reinvestment of dividends and distributions	175	3,532
Capital stock repurchased	(14,266)	(253,850)

Net increase (decrease) in shares outstanding	14,866	$274,741

C12

Jennison Portfolio:
Class I	Shares	Amount
Year ended December 31, 2004:
Capital stock sold	19,266,794	$323,093,604
Capital stock issued in reinvestment of dividends and distributions	502,353	8,976,218
Capital stock repurchased	(13,717,853)	(230,738,958)

Net increase (decrease) in shares outstanding	6,051,294	$101,330,864

Year ended December 31, 2003:
Capital stock sold	14,265,473	$207,272,223
Capital stock issued in reinvestment of dividends and distributions	248,870	4,049,114
Capital stock repurchased	(16,408,586)	(229,354,175)

Net increase (decrease) in shares outstanding	(1,894,243)	$(18,032,838)

Class II	Shares	Amount
Year ended December 31, 2004:
Capital stock sold	1,014,749	$16,762,616
Capital stock issued in reinvestment of dividends and distributions	1,922	34,040
Capital stock repurchased	(802,631)	(13,178,750)

Net increase (decrease) in shares outstanding	214,040	$3,617,906

Year ended December 31, 2003:
Capital stock sold	1,819,063	$25,649,467
Capital stock repurchased	(1,094,135)	(15,195,715)

Net increase (decrease) in shares outstanding	724,928	$10,453,752

Value Portfolio:
Class I	Shares	Amount
Year ended December 31, 2004:
Capital stock sold	3,957,617	$72,230,270
Capital stock issued in reinvestment of dividends and distributions	1,040,398	20,412,598
Capital stock repurchased	(8,791,625)	(160,544,530)

Net increase (decrease) in shares outstanding	(3,793,610)	$(67,901,662)

Year ended December 31, 2003:
Capital stock sold	5,673,401	$84,460,988
Capital stock issued in reinvestment of dividends and distributions	1,194,010	20,034,413
Capital stock repurchased	(13,710,924)	(200,548,356)

Net increase (decrease) in shares outstanding	(6,843,513)	$(96,052,955)

Class II
Year ended December 31, 2004:
Capital stock sold	3,819	$70,179
Capital stock issued in reinvestment of dividends and distributions	1,345	26,411
Capital stock repurchased	(20,606)	(371,071)

Net increase (decrease) in shares outstanding	(15,442)	$(274,481)

Year ended December 31, 2003:
Capital stock sold	77,963	$1,111,568
Capital stock issued in reinvestment of dividends and distributions	1,571	26,692
Capital stock repurchased	(26,419)	(385,718)

Net increase (decrease) in shares outstanding	53,115	$752,542

C13

Note 8:	Borrowings

The Series Fund (excluding the Money Market Portfolio), along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period January 1, 2004 through April 30, 2004, the SCA provided for a commitment of $800 million and allowed the Funds to increase the commitment to $1 billion, if necessary. Effective May 1, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds paid a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement continues to be $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement is October 28, 2005.

The following Portfolios utilized the line of credit during the year ended December 31, 2004. The average balance is for the number of days the Portfolio had an outstanding balance.

Portfolio	Average Balance Outstanding	Number of Days Outstanding	Weighted Average Interest Rates
Equity Portfolio	$461,833	6	2.11%
Global Portfolio	790,000	4	1.55
Jennison Portfolio	228,458	44	1.87
Small Capitalization Stock Portfolio	898,500	1	2.73
Value Portfolio	154,000	3	1.57

Note 9:	Change in Independent Registered Public Accounting Firm (Unaudited)

PricewaterhouseCoopers LLP was previously the independent registered public accounting firm for the Series Fund. The decision to change the independent registered public accounting firm was approved by the Audit Committee and by the Board of Directors in a meeting help on September 2, 2003, resulting in KPMG LLP’s appointment as the independent registered public accounting firm of the Series Fund. The reports on the financial statements of the Series Fund audited by PricewaterhouseCoopers LLP through the year ended December 31, 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Series Fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

Note 10:	Other

The Zero Coupon Bond Portfolio 2005 will liquidate as of November 15, 2005. On the liquidation date, all of the securities held by the Portfolio will be sold and all outstanding shares of the Portfolio will be redeemed.

Note 11:	Subsequent Events

On November 18, 2004, the Board of Directors of the Series Fund approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the Class I shares of the following funds for like shares of the acquiring funds and the assumption of the liabilities of the funds.

Fund	Acquiring Fund
SP MFS Capital Opportunities Portfolio	Equity Portfolio

Note 12:	Ownership

As of December 31, 2004, all of Class I shares of each Portfolio were owned of record by the Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by PICA.

C14

Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.34	$12.43	$13.69	$14.63	$15.36

Income (Loss) From Investment Operations:
Net investment income	0.34	0.28	0.34	0.44	0.59
Net realized and unrealized gains (losses) on investments	0.78	1.99	(1.57)	(0.75)	(0.65)

Total from investment operations	1.12	2.27	(1.23)	(0.31)	(0.06)

Less Distributions:
Dividends from net investment income	(0.28)	(0.36)	—	(0.48)	(0.56)
Distributions from net realized gains	(0.08)	—	(0.03)	(0.15)	(0.11)
Distributions in excess of net realized gains	—	—	—	—	—

Total distributions	(0.36)	(0.36)	(0.03)	(0.63)	(0.67)

Net Asset Value, end of year	$15.10	$14.34	$12.43	$13.69	$14.63

Total Investment Return(a)	8.04%	18.77%	(8.98)%	(2.02)%	(0.48)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,893.6	$2,895.0	$2,660.3	$3,259.7	$3,714.3
Ratios to average net assets:
Expenses	0.59%	0.58%	0.58%	0.58%	0.60%
Net investment income	2.27%	2.02%	2.49%	3.05%	3.79%
Portfolio turnover rate	153%	248%	260%	239%	85%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

	Diversified Bond Portfolio
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.17	$10.82	$11.36	$11.28	$10.95

Income (Loss) From Investment Operations:
Net investment income	0.52	0.45	0.57	0.67	0.77
Net realized and unrealized gains on investments	0.09	0.35	0.17	0.12	0.26

Total from investment operations	0.61	0.80	0.74	0.79	1.03

Less Dividends and Distributions:
Dividends from net investment income	(0.50)	(0.45)	(1.27)	(0.71)	(0.70)
Distributions from net realized gains	—	—	—	—	— (b)
Tax return of capital distributions	—	—	(0.01)	—	—

Total dividends and distributions	(0.50)	(0.45)	(1.28)	(0.71)	(0.70)

Net Asset Value, end of year	$11.28	$11.17	$10.82	$11.36	$11.28

Total Investment Return(a)	5.59%	7.49%	7.07%	6.98%	9.72%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,283.7	$1,418.0	$1,370.3	$1,400.7	$1,269.8
Ratios to average net assets:
Expenses	0.45%	0.44%	0.44%	0.44%	0.45%
Net investment income	4.57%	4.02%	5.25%	6.35%	6.83%
Portfolio turnover rate	382%	706%	595%	257%	139%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

(b)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

D1

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.55	$15.75	$20.49	$24.50	$28.90

Income (Loss) From Investment Operations:
Net investment income	0.28	0.17	0.17	0.18	0.51
Net realized and unrealized gains (losses) on investments	1.75	4.81	(4.75)	(2.83)	0.26

Total from investment operations	2.03	4.98	(4.58)	(2.65)	0.77

Less Distributions:
Dividends from net investment income	(0.27)	(0.18)	(0.16)	(0.18)	(0.51)
Distributions in excess of net investment income	—	—	—	—	(0.02)
Distributions from net realized gains	—	—	—	(1.18)	(4.64)

Total dividends and distributions	(0.27)	(0.18)	(0.16)	(1.36)	(5.17)

Net Asset Value, end of year	$22.31	$20.55	$15.75	$20.49	$24.50

Total Investment Return(a)	9.93%	31.65%	(22.34)%	(11.18)%	3.28%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,135.7	$4,012.3	$3,273.6	$4,615.9	$5,652.7
Ratios to average net assets:
Expenses	0.48%	0.49%	0.48%	0.49%	0.49%
Net investment income	1.29%	0.96%	0.88%	0.84%	1.75%
Portfolio turnover rate	50%	54%	54%	153%	78%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

	Equity Portfolio
	Class II
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.58	$15.76	$20.49	$24.51	$28.92

Income (Loss) From Investment Operations:
Net investment income	0.20	0.08	0.09	0.09	0.39
Net realized and unrealized gains (losses) on investments	1.74	4.83	(4.72)	(2.83)	0.26

Total from investment operations	1.94	4.91	(4.63)	(2.74)	0.65

Less distributions:
Dividends from net investment income	(0.18)	(0.09)	(0.10)	(0.10)	(0.40)
Distributions in excess of net investment income	—	—	—	—	(0.02)
Distributions from net realized gains	—	—	—	(1.18)	(4.64)

Total dividends and distributions	(0.18)	(0.09)	(0.10)	(1.28)	(5.06)

Net Asset Value, end of year	$22.34	$20.58	$15.76	$20.49	$24.51

Total Investment Return(a)	9.51%	31.11%	(22.62)%	(11.57)%	2.83%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1.1	$0.8	$0.4	$1.1	$1.8
Ratios to average net assets:
Expenses	0.88%	0.89%	0.88%	0.89%	0.91%
Net investment income	0.91%	0.54%	0.46%	0.45%	1.26%
Portfolio turnover rate	50%	54%	54%	153%	78%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

SEE NOTES TO FINANCIAL STATEMENTS.

D2

Financial Highlights

	Flexible Managed Portfolio
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.19	$12.55	$14.79	$16.53	$17.64

Income (Loss) From Investment Operations:
Net investment income	0.29	0.22	0.27	0.42	0.61
Net realized and unrealized gains (losses) on investments	1.32	2.70	(2.10)	(1.35)	(0.86)

Total from investment operations	1.61	2.92	(1.83)	(0.93)	(0.25)

Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.28)	(0.41)	(0.58)	(0.62)
Distributions from net realized gains	—	—	—	(0.23)	(0.24)

Total dividends and distributions	(0.22)	(0.28)	(0.41)	(0.81)	(0.86)

Net Asset Value, end of year	$16.58	$15.19	$12.55	$14.79	$16.53

Total Investment Return(a)	10.74%	23.76%	(12.74)%	(5.68)%	(1.44)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,883.5	$3,693.6	$3,181.0	$3,896.6	$4,463.8
Ratios to average net assets:
Expenses	0.62%	0.62%	0.63%	0.64%	0.64%
Net investment income	1.83%	1.55%	1.92%	2.61%	3.22%
Portfolio turnover rate	150%	204%	238%	236%	132%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

	Global Portfolio
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.14	$11.35	$15.29	$23.61	$30.98

Income (Loss) From Investment Operations:
Net investment income	0.11	0.10	0.07	0.09	0.07
Net realized and unrealized gains (losses) on investments	1.33	3.74	(3.87)	(3.58)	(5.30)

Total from investment operations	1.44	3.84	(3.80)	(3.49)	(5.23)

Less Dividends and Distributions:
Dividends from net investment income	(0.15)	(0.05)	(0.14)	(0.06)	(0.07)
Distributions in excess of net investment income	—	—	—	—	(0.13)
Distributions from net realized gains	—	—	—	(4.77)	(1.94)

Total dividends and distributions	(0.15)	(0.05)	(0.14)	(4.83)	(2.14)

Net Asset Value, end of year	$16.43	$15.14	$11.35	$15.29	$23.61

Total Investment Return(a)	9.59%	34.07%	(25.14)%	(17.64)%	(17.68)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$691.1	$665.6	$514.9	$885.0	$1,182.1
Ratios to average net assets:
Expenses	0.84%	0.87%	0.82%	0.84%	0.85%
Net investment income	0.67%	0.78%	0.47%	0.58%	0.25%
Portfolio turnover rate	128%	88%	75%	67%	95%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

SEE NOTES TO FINANCIAL STATEMENTS.

D3

Financial Highlights

	Government Income Portfolio
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.92	$12.50	$12.26	$12.02	$11.55

Income (Loss) From Investment Operations:
Net investment income	0.49	0.46	0.38	0.65	0.89
Net realized and unrealized gain (losses) on investment	(0.13)	(0.15)	1.00	0.31	0.52

Total from investment operations	0.36	0.31	1.38	0.96	1.41

Less Dividends and Distributions:
Dividends from net investment income	(0.44)	(0.46)	(1.06)	(0.72)	(0.91)
Distributions from net realized gains	(0.19)	(0.43)	(0.08)	—	(0.03)

Total dividends and distributions	(0.63)	(0.89)	(1.14)	(0.72)	(0.94)

Net Asset Value, end of year	$11.65	$11.92	$12.50	$12.26	$12.02

Total Investment Return(a)	3.12%	2.46%	12.05%	8.06%	12.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$420.2	$461.5	$484.3	$311.0	$291.5
Ratios to average net assets:
Expenses	0.47%	0.46%	0.44%	0.47%	0.47%
Net investment income	4.07%	3.76%	4.29%	5.53%	6.03%
Portfolio turnover rate	617%	695%	508%	361%	184%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

	High Yield Bond Portfolio
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.29	$4.59	$5.40	$6.14	$7.52

Income (Loss) From Investment Operations:
Net investment income	0.39	0.41	0.29	0.58	0.74
Net realized and unrealized gains (losses) on investments	0.13	0.71	(0.21)	(0.62)	(1.30)

Total from investment operations	0.52	1.12	0.08	(0.04)	(0.56)

Less Dividends:
Dividends from net investment income	(0.39)	(0.42)	(0.89)	(0.70)	(0.82)

Net Asset Value, end of year	$5.42	$5.29	$4.59	$5.40	$6.14

Total Investment Return(a)	10.30%	25.04%	1.50%	(0.44)%	(7.91)%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,595.7	$1,466.7	$1,128.6	$655.8	$661.3
Ratios to average net assets:
Expenses	0.59%	0.60%	0.58%	0.60%	0.60%
Net investment income	7.42%	8.11%	9.36%	10.93%	10.47%
Portfolio turnover rate	65%	93%	77%	84%	76%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

SEE NOTES TO FINANCIAL STATEMENTS.

D4

Financial Highlights

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.62	$12.79	$18.57	$22.97	$32.39

Income (Loss) From Investment Operations:
Net investment income	0.08	0.04	0.03	0.04	0.01
Net realized and unrealized gains (losses) on investments	1.52	3.83	(5.78)	(4.22)	(5.61)

Total from investment operations	1.60	3.87	(5.75)	(4.18)	(5.60)

Less Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.04)	(0.03)	(0.03)	— (b)
Distributions from net realized gains	—	—	—	(0.19)	(3.82)

Total dividends and distributions	(0.08)	(0.04)	(0.03)	(0.22)	(3.82)

Net Asset Value, end of year	$18.14	$16.62	$12.79	$18.57	$22.97

Total Investment Return(a)	9.63%	30.25%	(30.95)%	(18.25)%	(17.38)%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$2,044.1	$1,772.4	$1,388.8	$2,186.9	$2,892.7
Ratios to average net assets:
Expenses	0.64%	0.64%	0.61%	0.64%	0.64%
Net investment income	0.50%	0.28%	0.21%	0.18%	0.02%
Portfolio turnover rate	74%	69%	74%	86%	89%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

(b)	Less than $0.005 per share.

	Jennison Portfolio
	Class II
	Year Ended December 31,				February 10, 2000(e) through December 31, 2000
	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.46	$12.70	$18.45	$22.88	$34.25

Income (Loss) From Investment Operations:
Net investment income (loss)	0.02	(0.01)	(0.02)	0.01	(0.03)
Net realized and unrealized gains (losses) on investments	1.50	3.77	(5.73)	(4.25)	(7.54)

Total from investment operations	1.52	3.76	(5.75)	(4.24)	(7.57)

Less Distributions:
Dividends from net investment income	(0.01)	—	—	— (d)	—	(d)
Distributions from net realized gains	—	—	—	(0.19)	(3.80)

Total distributions	(0.01)	—	—	(0.19)	(3.80)

Net Asset Value, end of year	$17.97	$16.46	$12.70	$18.45	$22.88

Total Investment Return(a)	9.22%	29.61%	(31.17)%	(18.60)%	(22.19)%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$84.9	$74.3	$48.1	$59.6	$13.3
Ratios to average net assets:
Expenses	1.04%	1.04%	1.01%	1.04%	1.04	%(b)
Net investment income (loss)	0.11%	(0.13)%	(0.19)%	(0.19)%	(0.39	)%(b)
Portfolio turnover rate	74%	69%	74%	86%	89	%(c)

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods less than one full year are not annualized.

(b)	Annualized.

(c)	Not annualized.

(d)	Less than $0.005 per share.

(e)	Commencement of offering of Class II Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

D5

Financial Highlights

	Money Market Portfolio
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00

Income (Loss) From Investment Operations:
Net investment income and realized and unrealized gains	0.01	0.08	0.15	0.41	0.60
Dividend and distributions	(0.01)	(0.08)	(0.15)	(0.41)	(0.60)

Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total Investment Return(a)	1.01%	0.84%	1.52%	4.22%	6.20%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$885.4	$933.7	$1,366.6	$1,501.9	$1,238.2
Ratios to average net assets:
Expenses	0.45%	0.44%	0.43%	0.43%	0.44%
Net investment income	1.01%	0.84%	1.52%	3.86%	6.03%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

	Natural Resources Portfolio
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.49	$22.35	$19.11	$23.59	$17.38

Income (Loss) From Investment Operations:
Net investment income	0.19	0.25	0.09	0.43	0.13
Net realized and unrealized gains (losses) on investments	6.28	7.38	3.52	(2.89)	6.36

Total from investment operations	6.47	7.63	3.61	(2.46)	6.49

Less Dividends and Distributions:
Dividends from net investment income	(1.00)	(0.98)	(0.12)	(0.55)	(0.16)
Distributions in excess of net investment income	—	—	—	—	(0.09)
Distributions from net realized gains	(1.08)	(1.51)	(0.25)	(1.47)	(0.03)

Total dividends and distributions	(2.08)	(2.49)	(0.37)	(2.02)	(0.28)

Net Asset Value, end of year	$31.88	$27.49	$22.35	$19.11	$23.59

Total Investment Return(a)	25.17%	39.00%	18.92%	(10.08)%	37.66%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$622.6	$498.7	$379.2	$336.1	$393.2
Ratios to average net assets:
Expenses	0.51%	0.51%	0.50%	0.52%	0.58%
Net investment income	0.49%	0.80%	0.47%	1.94%	0.67%
Portfolio turnover rate	24%	24%	37%	23%	30%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

SEE NOTES TO FINANCIAL STATEMENTS.

D6

Financial Highlights

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.64	$12.91	$15.48	$17.11	$16.25

Income (Loss) From Investment Operations:
Net investment income	0.12	0.07	0.06	0.06	0.07
Net realized and unrealized gains (losses) on investments	3.75	4.82	(2.31)	0.67	1.81

Total from investment operations	3.87	4.89	(2.25)	0.73	1.88

Less Distributions:
Dividends from net investment income	(0.11)	(0.07)	(0.13)	(0.08)	(0.08)
Distributions from net realized gains	(0.07)	(0.09)	(0.19)	(2.28)	(0.94)

Total distributions	(0.18)	(0.16)	(0.32)	(2.36)	(1.02)

Net Asset Value, end of year	$21.33	$17.64	$12.91	$15.48	$17.11

Total Investment Return(a)	22.04%	38.27%	(14.92)%	5.53%	12.81%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$743.2	$619.9	$467.4	$611.1	$568.3
Ratios to average net assets:
Expenses	0.47%	0.48%	0.46%	0.48%	0.48%
Net investment income	0.62%	0.47%	0.40%	0.52%	0.59%
Portfolio turnover rate	18%	15%	17%	23%	29%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

	Stock Index Portfolio
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$29.29	$24.09	$31.64	$38.66	$44.45

Income (Loss) From Investment Operations:
Net investment income	0.50	0.36	0.37	0.36	0.36
Net realized and unrealized gains (losses) on investments	2.50	6.14	(7.34)	(5.05)	(4.37)

Total from investment operations	3.00	6.50	(6.97)	(4.69)	(4.01)

Less Dividends & Distributions:
Dividends from net investment income	(0.49)	(0.37)	(0.36)	(0.35)	(0.37)
Distributions from net realized gains	(0.51)	(0.93)	(0.22)	(1.98)	(1.41)

Total distributions	(1.00)	(1.30)	(0.58)	(2.33)	(1.78)

Net Asset Value, end of year	$31.29	$29.29	$24.09	$31.64	$38.66

Total Investment Return(a)	10.45%	28.18%	(22.19)%	(12.05)%	(9.03)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,094.7	$2,940.9	$2,352.3	$3,394.1	$4,186.0
Ratios to average net assets:
Expenses	0.38%	0.37%	0.37%	0.39%	0.39%
Net investment income	1.64%	1.42%	1.25%	1.02%	0.83%
Portfolio turnover rate	3%	2%	4%	3%	7%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

SEE NOTES TO FINANCIAL STATEMENTS.

D7

Financial Highlights

	Value Portfolio
	Class I
	Year Ended December 31,
	2004	2003	2002(b)	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.36	$13.75	$17.91	$20.46	$19.52

Income (Loss) From Investment Operations:
Net investment income	0.28	0.23	0.22	0.25	0.46
Net realized and unrealized gains (losses) on investments	2.55	3.62	(4.15)	(0.69)	2.45

Total from investment operations	2.83	3.85	(3.93)	(0.44)	2.91

Less Distributions:
Dividends from net investment income	(0.26)	(0.24)	(0.23)	(0.30)	(0.44)
Distributions from net realized gains	—	—	—	(1.81)	(1.53)
Tax return of capital distributions	—	— (c)	—	—	—

Total distributions	(0.26)	(0.24)	(0.23)	(2.11)	(1.97)

Net asset value, end of year	$19.93	$17.36	$13.75	$17.91	$20.46

Total Investment Return(a)	16.31%	28.07%	(21.97)%	(2.08)%	15.59%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,595.6	$1,456.1	$1,247.0	$1,801.4	$1,975.3
Ratios to average net assets:
Expenses	0.44%	0.44%	0.43%	0.44%	0.45%
Net investment income	1.48%	1.49%	1.39%	1.32%	2.31%
Portfolio turnover rate	52%	72%	94%	175%	85%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

(b)	Calculated based upon weighted average shares outstanding during the year.

(c)	Less than .005 per share.

	Value Portfolio
	Class II
	Year Ended December 31,			May 14, 2001(d) through December 31,
	2004	2003(e)	2002(e)	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$17.37	$13.75	$17.91	$19.79

Income (Loss) From Investment Operations:
Net investment income	0.20	0.16	0.16	0.12
Net realized and unrealized gains (losses) on investments	2.55	3.62	(4.15)	(1.01)

Total from investment operations	2.75	3.78	(3.99)	(0.89)

Less Distributions:
Dividends from net investment income	(0.18)	(0.16)	(0.17)	(0.14)
Distributions from net realized gains	—	—	—	(0.85)
Tax return of capital distributions	—	— (f)	—	—

Total distributions	(0.18)	(0.16)	(0.17)	(0.99)

Net Asset Value, end of period	$19.94	$17.37	$13.75	$17.91

Total Investment Return(a)	15.83%	27.63%	(22.35)%	(4.34)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3.0	$2.9	$1.5	$1.1
Ratios to average net assets:
Expenses	0.84%	0.84%	0.83%	0.84	%(b)
Net investment income	1.08%	1.10%	1.04%	0.94	%(b)
Portfolio turnover rate	52%	72%	94%	175	%(c)

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(b)	Annualized.

(c)	Not annualized.

(d)	Commencement of offering of Class II shares.

(e)	Calculated based upon weighted average shares outstanding during the year.

(f)	Less than .005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

D8

Financial Highlights

	Zero Coupon Bond Portfolio 2005
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.38	$13.73	$13.77	$13.38	$12.68

Income (Loss) From Investment Operations:
Net investment income	0.55	0.60	0.59	0.65	0.65
Net realized and unrealized gains (losses) on investments	(0.47)	(0.34)	0.75	0.42	1.02

Total from investment operations	0.08	0.26	1.34	1.07	1.67

Less Dividends and Distributions:
Dividends from net investment income	(0.55)	(0.60)	(1.25)	(0.64)	(0.67)
Distributions from net realized gains	(0.32)	(0.01)	(0.13)	(0.04)	(0.30)

Total dividends and distributions	(0.87)	(0.61)	(1.38)	(0.68)	(0.97)

Net Asset Value, end of year	$12.59	$13.38	$13.73	$13.77	$13.38

Total Investment Return(a)	0.57%	1.90%	10.40%	8.11%	13.76%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$60.6	$63.9	$66.8	$55.0	$49.8
Ratios to average net assets:
Expenses	0.63%	0.66%	0.63%	0.63%	0.65%
Net investment income	4.19%	4.33%	4.64%	5.05%	5.26%
Portfolio turnover rate	9%	8%	1%	10%	67%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

SEE NOTES TO FINANCIAL STATEMENTS.

D9

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Prudential Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities of The Prudential Series Fund, Inc., (comprised of Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Jennison Portfolio, Money Market Portfolio, Natural Resources Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio, Value Portfolio and Zero Coupon Bond 2005 Portfolio) (hereafter referred to as the “Fund”), including the portfolios of investments, as of December 31, 2004, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended December 31, 2003 and the financial highlights for the periods presented prior to December 31, 2004, were audited by another independent registered public accounting firm, whose report dated, February 13, 2004, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 9, 2005

E1

Tax Information

(Unaudited)

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 2004) as to the federal tax status of dividends paid by the Series Fund during such fiscal year. Accordingly, we are advising you that in 2004, the Series Fund paid dividends as follows:

	Ordinary Dividends	Long-Term Capital Gains		Total Distributions
Conservative Balanced Portfolio	$0.318	$0.049		$0.367
Diversified Bond Portfolio	0.502	—		0.502
Equity Portfolio (Class I)	0.275	—		0.275
Equity Portfolio (Class II)	0.184	—		0.184
Flexible Managed Portfolio	0.220	—		0.220
Global Portfolio	0.149	—		0.149
Government Income Portfolio	0.634	—	(a)	0.634
High Yield Bond Portfolio	0.393	—		0.393
Jennison Portfolio (Class I)	0.080	—		0.080
Jennison Portfolio (Class II)	0.007	—		0.007
Money Market Portfolio	0.010	—	(a)	0.010
Natural Resources Portfolio	1.162	0.923		2.085
Small Capitalization Stock Portfolio	0.116	0.067		0.183
Stock Index Portfolio	0.564	0.435		0.999
Value Portfolio (Class I)	0.258	—		0.258
Value Portfolio (Class II)	0.177	—		0.177
Zero Coupon Bond 2005 Portfolio	0.547	0.320		0.867

(a)	Less than $0.005 per share

Pursuant to Section 854 of the Internal Revenue Code, the following percentages of distributions from ordinary income for the year ended December 31, 2004 have been designated as being eligible for the dividends received deduction available to corporate shareholders:

Corporate Dividend Received Deduction
Conservative Balanced Portfolio	40.64%
Equity Portfolio	100.00%
Flexible Managed Portfolio	80.26%
Global Portfolio	43.81%
High Yield Bond Portfolio	3.14%
Jennison Portfolio	100.00%
Natural Resources Portfolio	58.27%
Small Capitalization Stock Portfolio	100.00%
Stock Index Portfolio	100.00%
Value Portfolio	100.00%

E2

This report contains financial information about certain investment choices that may be available on the variable life insurance and variable annuity contracts listed below. You may receive additional reports and should refer to your variable life insurance or variable annuity contract prospectus to determine which portfolios are available to you.

VARIABLE LIFE INSURANCE

■	Prudential’s Variable Appreciable Life®
■	Pruco Life’s Variable Appreciable Life®
■	Pruco Life of New Jersey’s Variable Appreciable Life®
■	Prudential’s Custom VALSM
■	Pruco Life’s Discovery® Life Plus
■	Pruco Life of New Jersey’s Discovery® Life Plus
■	Pruco Life’s Variable Life Insurance
■	Pruco Life of New Jersey’s Variable Life Insurance
■	Pruco Life’s PRUviderSM
■	Pruco Life of New Jersey’s PRUviderSM
■	Prudential’s Survivorship Preferred®
■	Prudential’s Variable Universal Life
■	Pruco Life’s Variable Universal Life®
■	Pruco Life’s Survivorship Variable Universal Life
■	Pruco Life of New Jersey’s Survivorship Variable Universal Life
■	Pruco Life’s Pruselect ISM
■	Pruco Life’s Pruselect IISM
■	Pruco Life’s PruLife® Custom Premier
■	Pruco Life of New Jersey’s PruLife® Custom Premier
■	Pruco Life’s PruSelectSM III
■	Pruco Life of New Jersey’s PruSelectSM III
■	Pruco Life’s Magnastar
■	Pruco Life’s MPremier VUL

VARIABLE ANNUITIES

■	Prudential’s Discovery® Plus
■	Pruco Life’s Discovery® Plus
■	Pruco Life of New Jersey’s Discovery® Plus
■	Pruco Life’s Discovery Preferred®
■	Prudential’s Variable Investment Plan®
■	Prudential’s Qualified Variable Investment Plan®
■	Pruco Life’s Discovery Select®
■	Pruco Life of New Jersey’s Discovery Select®
■	Pruco Life’s Discovery Choice®
■	Pruco Life of NewJersey’s Discovery Choice®
■	Pruco Life’s Strategic Partners Annuity One
■	Pruco Life of New Jersey’s Strategic Partners Annuity One
■	Pruco Life’s Strategic Partners Select
■	Pruco Life of New Jersey’s Strategic Partners Select
■	Pruco Life’s Strategic Partners Advisor
■	Pruco Life of New Jersey’s Strategic Partners Advisor
■	Pruco Life’s Strategic Partners FlexElite
■	Pruco Life of New Jersey’s Strategic Partners FlexElite
■	Pruco Life’s Strategic Partners Plus
■	Pruco Life of New Jersey’s Strategic Partners Plus

Variable life insurance is distributed by Pruco Securities LLC, member SIPC, 751 Broad Street, Newark, NJ 07102-3777. Variable annuities are distributed through Prudential Investment Management Services LLC (PIMS), member SIPC, Gateway Center Three, 14th Floor, Newark, NJ 07102-4077. Variable life insurance and variable annuities are issued by The Prudential Insurance Company of America, Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey. All are Prudential Financial companies. Each is solely responsible for its own financial condition and contractual obligations. Guarantees are based on the claims-paying ability of the issuing company.

Variable Contracts:	ARE NOT FDIC INSURED	ARE NOT BANK GUARANTEED	MAY LOSE VALUE

The 2004 Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America will be available commencing April 30, 2005. You may call (888) 778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (“householding”) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877) 778-5008, you can revoke or “opt out” of householding at any time.

Prudential Financial and the Rock logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

Presorted

Standard

U.S. Postage

PAID

Prudential

IFS-2005-AO94581    PFS-AR-A    Ed. 01/31/2005

ANNUAL REPORT

DECEMBER 31, 2004

The Prudential Series Fund, Inc.

■	SP Aggressive Growth Asset Allocation Portfolio

■	SP AIM Aggressive Growth Portfolio

■	SP AIM Core Equity Portfolio

■	SP Alliance Large Cap Growth Portfolio

■	SP Balanced Asset Allocation Portfolio

■	SP Conservative Asset Allocation Portfolio

■	SP Davis Value Portfolio

■	SP Goldman Sachs Small Cap Value Portfolio

■	SP Growth Asset Allocation Portfolio

■	SP Large Cap Value Portfolio

■	SP LSV International Value Portfolio

■	SP MFS Capital Opportunities Portfolio

■	SP Mid Cap Growth Portfolio

■	SP PIMCO High Yield Portfolio

■	SP PIMCO Total Return Portfolio

■	SP Prudential U.S. Emerging Growth Portfolio

■	SP State Street Research Small Cap Growth Portfolio

■	SP Strategic Partners Focused Growth Portfolio

■	SP Technology Portfolio

■	SP William Blair International Growth Portfolio

The Prudential Insurance Company of America

751 Broad Street, Newark, NJ 07102-3777

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

213 Washington Street, Newark, NJ 07102-2992

Pruco Life Insurance Company is not licensed to do business in New York.

IFS-2005-A094682

T

his report is one of several that provide financial information about certain investment choices available on variable life insurance and variable annuity contracts. Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable life insurance or variable annuity contract prospectus to determine which portfolios are available to you. A list of the variable contracts that this report supports is located on the inside back cover.

This report must be preceded or accompanied by the current Monthly Performance Review (MPR) for the applicable product and the current prospectuses for the Prudential Series Fund portfolios and the applicable variable life or annuity contract. The prospectuses contain information on the investment objectives, risks, and charges and expenses and should be read carefully.

The contract’s prospectus contains hypothetical performance illustrations that show the effect of various assumptions regarding the cost of insurance protection. You may also obtain a personalized illustration of historical performance that reflects the cost of your policy’s insurance protection. The MPR shows historical investment performance after the deduction of investment management fees, investment-related expenses, and the product’s mortality and expense risk charges. For variable life insurance products, additional contract charges include the cost of insurance, administrative, sales, and any applicable withdrawal or surrender charges, which will reduce the rates of return shown. For variable annuity products, returns are net of all contract charges, including applicable surrender or withdrawal charges.

DISCOVER THE BENEFITS OF E-DELIVERY

■	Eliminate receiving printed reports.

■	View documents on-line as they become available.

■	Download and store e-reports on your PC.

■	Help the environment by using less paper.

To receive your semiannual/annual reports on-line, go to www.icsdelivery.com/prudential and enroll. Instead of receiving printed reports, you will receive notification via e-mail when new materials are available for your review. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request. Owners of variable annuity contracts should call 888-778-2888 and owners of variable life insurance contracts should call 800-778-2255 to obtain descriptions of the Fund’s proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31, 2004 is available on the website of the Commission at www.sec.gov and on the Fund’s website at www.irrc.com/prudential.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call 800-SEC-0330. Form N-Q is also available on the Fund’s website at www.prudential.com or by calling the telephone numbers referenced above.

The Prudential Series Fund, Inc.

Annual Report

DECEMBER 31, 2004

Letter to Contract Owners

■	THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

SP Aggressive Growth Asset Allocation Portfolio

SP AIM Aggressive Growth Portfolio

SP AIM Core Equity Portfolio

SP Alliance Large Cap Growth Portfolio

SP Balanced Asset Allocation Portfolio

SP Conservative Asset Allocation Portfolio

SP Davis Value Portfolio

SP Goldman Sachs Small Cap Value Portfolio

SP Growth Asset Allocation Portfolio

SP Large Cap Value Portfolio

SP LSV International Value Portfolio

SP MFS Capital Opportunities Portfolio

SP Mid Cap Growth Portfolio

SP PIMCO High Yield Portfolio

SP PIMCO Total Return Portfolio

SP Prudential U.S. Emerging Growth Portfolio

SP State Street Research Small Cap Growth Portfolio

SP Strategic Partners Focused Growth Portfolio

SP Technology Portfolio

SP William Blair International Growth Portfolio

■	FINANCIAL REPORTS

A1 Financial Statements

B1 Schedule of Investments

C1 Notes to Financial Statements

D1 Financial Highlights

E1 Report of Independent Registered Accounting Firm

F1 Management of the Prudential Series Fund, Inc.

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

SP Aggressive Growth Asset Allocation Portfolio

■	MANAGED BY: PRUDENTIAL INVESTMENTS LLC

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY* - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	3-Year	Since Inception
SP Aggressive Growth Asset Allocation Portfolio	14.76%	5.85%	-2.21%
S&P 500 Index[1]	10.87%	3.58%	-2.38%
Aggressive Growth AA Custom Blended Index[1]	13.57%	6.22%	-1.05%
Lipper (VIP) Multi-Cap Core Funds Average[1]	12.06%	4.40%	-1.11%

SP Aggressive Growth Asset Allocation Portfolio inception date: 9/22/2000.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change. Small and mid-size companies may have limited marketability, and may be subject to more erratic or abrupt market movements than large-cap stocks.

	Portfolio	SP500
22-Sep-00	10,000.0000	10,000.00
31-Dec-00	9,335.3157	9,218.11
30-Jun-01	8,333.9065	8,601.15
31-Dec-01	7,662.2350	8,123.36
30-Jun-02	6,904.0983	7,055.06
31-Dec-02	5,964.0087	6,328.72
30-Jun-03	6,674.4447	7,072.46
31-Dec-03	7,918.3185	8,142.99
30-Jun-04	8,267.1341	8,423.24
31-Dec-04	9,086.7643	9,028.46

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the SP Aggressive Growth Asset Allocation Portfolio had a total return of 14.76%, compared with a return of 10.87% for the unmanaged S&P 500 Index, 13.57% for the Aggressive Growth AA Custom-Blended Index (80% Russell 3000 Index and 20% MSCI EAFE Index), and 12.06% for the Lipper (VIP) Multi-Cap Core Funds Average.

All of the Portfolio’s segments posted positive returns in 2004. Nonetheless, asset allocation proved to be a dominant factor in determining the Portfolio return because small caps and international stocks significantly outperformed stocks of larger U.S. companies. What’s more, value stocks outperformed growth stocks in both domestic and foreign markets, in large-caps and small-cap stocks. Stocks had a strong year. Analysts estimated that the earnings of companies in the S&P 500 Index grew more than 19% over 2003 levels, driving share prices up.

Bonds performed better than had been expected, particularly high-yield bonds. High-yield bonds are issued by companies whose lower credit ratings require them to pay higher interest rates. Investors turned to them in search of a better return in the generally low-yield environment. They also benefited from the strong global economy, which reduced the premium that less credit-worthy companies had to pay and so increased the value of their bonds.

Asset allocation decisions contributed to performance. An overweight in large-cap value versus large-cap growth had a positive impact on relative performance. The Portfolio’s large cap growth and value managers both outperformed their respective benchmarks for the year. The Portfolio’s small cap growth allocation underperformed the Russell 2000 Growth significantly and was the largest detractor from relative performance.”

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

SP AIM Aggressive Growth Portfolio

■	MANAGED BY: AIM ADVISORS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY* - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	3-Year	Since Inception
SP AIM Aggressive Growth Portfolio	11.86%	3.81%	-7.21%
Russell 2500 Index[1]	18.29%	12.27%	7.87%
Russell 2500 Growth Index[1]	14.59%	5.93%	-3.62%
Lipper (VIP) Mid-Cap Growth Funds Average[1]	14.75%	3.54%	-7.35%

SP AIM Aggressive Growth Portfolio inception date: 9/22/2000. A portion of the expenses of the Portfolio is subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change. Small and mid-size companies may have limited marketability, and may be subject to more erratic or abrupt market movements than large-cap stocks.

	Portfolio	r2500
22-Sep-00	10,000.0000	10,000.00
31-Dec-00	8,600.0000	9,633.63
30-Jun-01	7,490.0000	10,003.89
31-Dec-01	6,490.0000	9,751.16
30-Jun-02	5,840.0000	9,242.26
31-Dec-02	5,130.0000	8,015.93
30-Jun-03	5,570.0000	9,372.41
31-Dec-03	6,490.0000	11,663.92
30-Jun-04	6,840.0000	12,391.62
31-Dec-04	7,260.0000	13,797.71

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the SP AIM Aggressive Growth Portfolio had a total return of 11.86%, compared with a total return of 18.29% for the unmanaged Russell 2500 Index, 14.59% for the unmanaged Russell 2500 Growth Index, and 14.75% for the Lipper (VIP) Mid-Cap Growth Funds Average.

The Portfolio’s underperformance of the Russell 2500 Growth Index came primarily in the first quarter of 2004, largely due to stock selection in the consumer discretionary and the information technology sectors. By the end of the second quarter, however, as the market began to favor quality technology stocks, performance in the sector improved significantly.

The Portfolio’s technology holdings led its sector contributions for the remainder of the year. Within the sector, the semiconductor industry added most to relative performance. The Portfolio’s financials also strengthened its performance relative to the Russell 2500 Growth Index, particularly its capital markets holdings.

AIM positioned the Portfolio with a balanced exposure to more aggressive, cyclically-sensitive stocks and high quality, less aggressive ones. They applied a combination of quantitative and fundamental analysis to seek quality companies that exhibit sustainable, above average, earnings growth potential. As 2005 begins, they are cautiously optimistic about the economic expansion and continue to seek quality names that can outperform over a longer period of time.”

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

SP AIM Core Equity Portfolio

■	MANAGED BY: AIM ADVISORS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY* - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	3-Year	Since Inception
SP AIM Core Equity Portfolio	8.79%	4.50%	-6.70%
S&P 500 Index[1]	10.87%	3.58%	-2.38%
Russell 1000 Index[1]	11.40%	4.27%	-2.40%
Lipper (VIP) Large-Cap Core Funds Average[1]	8.59%	1.93%	-3.75%

SP AIM Core Equity Portfolio inception date: 9/22/2000. A portion of the expenses of the Portfolio is subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change. The Portfolio may invest in derivative securities, which may carry market, credit, and liquidity risks. These risks may result in greater share price volatility.

	Portfolio	SP500
22-Sep-00	10,000.0000	10,000.00
31-Dec-00	8,425.7981	9,218.11
30-Jun-01	7,244.9855	8,601.15
31-Dec-01	6,514.4828	8,123.36
30-Jun-02	6,064.1730	7,055.06
31-Dec-02	5,523.8011	6,328.72
30-Jun-03	6,038.7639	7,072.46
31-Dec-03	6,832.5449	8,142.99
30-Jun-04	7,110.0372	8,423.24
31-Dec-04	7,433.2207	9,028.46

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the SP AIM Core Equity Portfolio had a total return of 8.79%, compared with a total return of 10.87% for the unmanaged S&P 500 Index, 11.40% for the unmanaged Russell 1000 Index, and 8.59% for the Lipper (VIP) Large-Cap Core Funds Average.

Underweights in the financials and consumer discretionary sectors were primarily responsible for the Portfolio’s underperformance, although stock selection in the consumer discretionary sector also detracted slightly from relative performance. This occurred in the second and fourth quarters of the year, when the Portfolio’s media holdings trailed those in the S&P 500 Index.

Performance was helped by the significant overall outperformance of the Portfolio’s industrial holdings. The building products industry made the largest contribution to the sector’s performance compared to its benchmark. Selection among information technology stocks also added to performance relative to the benchmark, particularly holdings in the office electronics industry.”

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

SP Alliance Large Cap Growth Portfolio

■	MANAGED BY: ALLIANCE CAPITAL MANAGEMENT, LP

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY* - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	3-Year	Since Inception
SP Alliance Large Cap Growth Portfolio	6.10%	-3.30%	-9.20%
Russell 1000 Index[1]	11.40%	4.27%	-2.40%
Russell 1000 Growth Index[1]	6.30%	-0.18%	-10.55%
Lipper (VIP) Large-Cap Growth Funds Average[1]	8.04%	-0.14%	-9.53%

SP Alliance Large Cap Growth Portfolio inception date: 9/22/2000.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change.

	Portfolio	r1000
22-Sep-00	10,000.0000	10,000.00
31-Dec-00	8,556.2900	9,084.57
30-Jun-01	7,678.6222	8,444.20
31-Dec-01	7,318.2175	7,953.58
30-Jun-02	5,826.5425	6,934.12
31-Dec-02	5,035.6545	6,231.42
30-Jun-03	5,546.2278	7,000.12
31-Dec-03	6,237.0034	8,094.04
30-Jun-04	6,397.1833	8,363.88
31-Dec-04	6,617.4306	9,017.14

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the SP Alliance Large Cap Growth Portfolio had a total return of 6.10%, compared with a total return of 11.40% for the unmanaged Russell 1000 Index, 6.30% for the unmanaged Russell 1000 Growth Index, and 8.04% for the Lipper (VIP) Large-Cap Growth Funds Average.

Stock selection in the healthcare sector had the largest negative impact on the Portfolio’s performance compared with the Russell 1000 Growth Index. A mid-sized position in Forest Laboratories (-27.4%) detracted most. Overweighting the strong consumer discretionary sector and good stock selection within the sector made the greatest positive impact. Large positions in eBay (+80.1%) and Yahoo! (+67.4%) accounted for most of the outperformance.

The Portfolio also strengthened its relative performance in the technology sector. A mid-size position in Marvell Technology Group (+87.0%) contributed most. The Portfolio gained a little ground from good stock selection in the financial services sector, where a small position in Franklin Resources (+34.6%) accounted for most of the outperformance.

Alliance believes that investors are underestimating the outlook for the U.S. economy and corporate profitability, providing an unusual opportunity to buy superior growth companies at little valuation premium. In an environment that seems conducive to further economic and earnings expansion, the premium for growth stocks relative to the broad market is as low as it has been in the past 25 years.”

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

SP Balanced Asset Allocation Portfolio

■	MANAGED BY: PRUDENTIAL INVESTMENTS LLC

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY* - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	3-Year	Since Inception
SP Balanced Asset Allocation Portfolio	11.09%	6.43%	2.63%
S&P 500 Index[1]	10.87%	3.58%	-2.38%
Balanced AA Custom Blended Index[1]	9.89%	6.57%	2.65%
Lipper (VIP) Balanced Funds Average[1]	8.55%	5.28%	2.59%

SP Balanced Asset Allocation Portfolio inception date: 9/22/2000.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change. The Portfolio may invest in derivative securities, which may carry market, credit, and liquidity risks. These risks may result in greater share price volatility.

	Portfolio	SP500
22-Sep-00	10,000.0000	10,000.00
31-Dec-00	9,857.5257	9,218.11
30-Jun-01	9,459.4586	8,601.15
31-Dec-01	9,267.4618	8,123.36
30-Jun-02	8,607.1148	7,055.06
31-Dec-02	8,185.4998	6,328.72
30-Jun-03	9,058.0529	7,072.46
31-Dec-03	10,057.5621	8,142.99
30-Jun-04	10,332.1492	8,423.24
31-Dec-04	11,173.0158	9,028.46

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the SP Balanced Asset Allocation Portfolio had a total return of 11.09%, compared with a return of 10.87% for the unmanaged S&P 500 Index, 9.89% for the Balanced AA Custom-Blended Index (48% Russell 3000 Index, 40% Lehman Brothers Aggregate Bond Index, and 12% MSCI EAFE Index), and 8.55% for the Lipper (VIP) Balanced Funds Average.

All of the Portfolio’s segments posted positive returns in 2004. Nonetheless, asset allocation proved to be a dominant factor in determining the Portfolio return because small caps and international stocks significantly outperformed stocks of larger U.S. companies. What’s more, value stocks outperformed growth stocks in both domestic and foreign markets, in large-caps and small-cap stocks. Stocks had a strong year. Analysts estimated that the earnings of companies in the S&P 500 Index grew more than 19% over 2003 levels, driving share prices up.

Bonds performed better than had been expected, particularly high-yield bonds. High-yield bonds are issued by companies whose lower credit ratings require them to pay higher interest rates. Investors turned to them in search of a better return in the generally low-yield environment. They also benefited from the strong global economy, which reduced the premium that less credit-worthy companies had to pay and so increased the value of their bonds.

An overweight in large-cap value versus large-cap growth stocks aided relative performance. Similarly, an allocation to the SP PIMCO High Yield Portfolio aided performance relative to the Lehman Aggregate Index. The Portfolio’s large-cap growth and value managers both outperformed their respective benchmarks for the year, as did the SP PIMCO Total Return Bond Portfolio, which comprises the core fixed income allocation. The Portfolio’s small cap growth allocation underperformed the Russell 2000 Growth Index significantly and was the top detractor from relative performance.”

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

SP Conservative Asset Allocation Portfolio

■	MANAGED BY: PRUDENTIAL INVESTMENTS LLC

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY* - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	3-Year	Since Inception
SP Conservative Asset Allocation Portfolio	8.89%	6.09%	4.38%
S&P 500 Index[1]	10.87%	3.58%	-2.38%
Conservative AA Custom Blended Index[1]	8.04%	6.56%	4.34%
Lipper (VIP) Income Funds Average[1]	8.47%	6.62%	4.28%

SP Conservative Asset Allocation Portfolio inception date: 9/22/2000.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change. Small and mid-size companies may have limited marketability, and may be subject to more erratic or abrupt market movements than large-cap stocks.

	Portfolio	SP500
22-Sep-00	10,000.0000	10,000.00
31-Dec-00	10,083.5468	9,218.11
30-Jun-01	9,984.5440	8,601.15
31-Dec-01	10,060.4041	8,123.36
30-Jun-02	9,551.7901	7,055.06
31-Dec-02	9,469.0906	6,328.72
30-Jun-03	10,377.9580	7,072.46
31-Dec-03	11,030.5274	8,142.99
30-Jun-04	11,218.2671	8,423.24
31-Dec-04	12,011.1532	9,028.46

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the SP Conservative Asset Allocation Portfolio had a total return of 8.89%, compared with a return of 10.87% for the unmanaged S&P 500 Index, 8.04% for the Conservative AA Custom-Blended Index (32% Russell 3000 Index, 60% Lehman Brothers Aggregate Bond Index, and 8% MSCI EAFE Index), and 8.47% for the Lipper (VIP) Income Funds Average.

The Portfolio uses specialty managers to invest assets in a broad array of stocks and bonds. This diversification among asset classes and styles helped performance in 2004 over a portfolio of primarily large-cap stocks. Small cap and international stocks outperformed stocks of larger U.S. companies significantly. This exposure helped performance, as did our slight overweight of value stocks over growth stocks. Overall, stocks had a strong year. Analysts estimated that earnings of companies in the S&P 500 Index grew more than 19% over 2003 levels, driving share prices up.

Bonds performed better than expected, particularly high-yield. High yield bonds are issued by companies whose lower credit ratings require them to pay higher interest rates. Investors turned to them in search of a better return in the generally low-yielding environments. These bonds also benefited from the strong global economy, which reduced the premium that less credit-worthy companies had to pay and so increased the value of their bonds.

The Portfolio’s large-cap growth and value managers both outperformed their respective benchmarks for the year, as did the SP PIMCO Total Return Bond Portfolio, comprising the core fixed income segment. The Portfolio’s small cap growth allocation underperformed the Russell 2000 Growth Index significantly and was the largest detractor from relative performance.”

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

SP Davis Value Portfolio

■	MANAGED BY: DAVIS ADVISORS LP

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY* - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	3-Year	Since Inception
SP Davis Value Portfolio	12.53%	7.07%	2.64%
S&P 500 Index[1]	10.87%	3.58%	-2.38%
Russell 1000 Value Index[1]	16.49%	8.57%	5.42%
Lipper (VIP) Multi-Cap Value Funds Average[1]	14.62%	6.62%	5.01%
Lipper (VIP) Large-Cap Value Funds Average[1]	11.53%	4.68%	3.85%

SP Davis Value Portfolio inception date: 9/22/2000. Although Upper classifies the Portfolio within the Multi-Cap Value Funds Average, the returns for the Large-Cap Value Funds Average are also shown, because the management of the portfolios included in the Large-Cap Value Funds Average is more consistent with the management of the Portfolio.

The Portfolio is not diversified and may not be appropriate for all investors. Investment in a nondiversified portfolio involves greater risks than a diversified investment, because a loss resulting from a particular security will have a greater impact on the Portfolio’s overall return. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio’s performance.

	Portfolio	SP500
22-Sep-00	10,000.0000	10,000.00
31-Dec-00	10,168.9094	9,218.11
30-Jun-01	9,534.1315	8,601.15
31-Dec-01	9,105.4984	8,123.36
30-Jun-02	8,250.2292	7,055.06
31-Dec-02	7,676.0374	6,328.72
30-Jun-03	8,554.6847	7,072.46
31-Dec-03	9,933.1647	8,142.99
30-Jun-04	10,424.0828	8,423.24
31-Dec-04	11,177.3856	9,028.46

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the SP Davis Value Portfolio had a total return of 12.53%, compared with the return of 10.87% for the unmanaged S&P 500 Index, 16.49% for the unmanaged Russell 1000 Value Index, 14.62% for the Lipper (VIP) Multi-Cap Value Funds Average, and 11.53% for the Lipper (VIP) Large-Cap Value Funds Average.

All of the Portfolio’s holdings in the consumer staples sector performed well particularly Altria Group (+18.38%) and Costco Wholesale (+31.15%). However, a number of positions in the financial services sector pulled down performance, including Fifth Third Bancorp (-17.93%), Marsh & McLennan (-25.80% since being added to the Portfolio in June), and Transatlantic Holdings (-3.77%). Other holdings in the financial services sector turned in strong performances, notably American Express (+17.60%), CenterPoint Properties (+32.93%), and Loews (+43.59%). Overall, the Portfolio’s substantial holdings in the sector trailed the S&P 500 Index by a small margin. The Portfolio benefited from having only limited exposure to information technology companies, which generally underperformed the broader market in 2004. The largest positive contribution to the Portfolio’s performance in the sector came from Lexmark International (+8.09%). The largest detractor was Iron Mountain (-8.74%) since being purchased in September. Other important contributors to performance included industrials company Tyco International (+35.41%) and energy company ConocoPhillips (+35.60%). Important detractors included two healthcare companies, Pfizer (-24.68%) before being sold in December) and Eli Lilly (+17.55%).

Davis has built a portfolio that is quite different in composition from the S&P 500 Index. Its strategy is to perform extensive research, to buy companies with expanding earnings at value prices, and the to hold them for the long term.”

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

.The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

SP Goldman Sachs Small Cap Value Portfolio1

■	MANAGED BY: GOLDMAN SACHS ASSET MANAGEMENT, LP

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY* - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	3-Year	Since Inception
SP Goldman Sachs Small Cap Value Portfolio[1]	20.69%	11.21%	11.27%
Russell 2500 Index[2]	18.29%	12.27%	7.87%
Lipper (VIP) Small-Cap Value Funds Average[2]	20.64%	15.40%	15.97%

SP Goldman Sachs Small Cap Value Portfolio inception date: 9/22/2000. Although Lipper classifies the Portfolio in the Mid-Cap Value Funds Average, the returns for the Small-Cap Value Funds Average are shown because the management of the portfolios in the Small-Cap Value Funds Average is more consistent with the management of the Portfolio.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change. Small and mid-size companies may have limited marketability, and may be subject to more erratic or abrupt market movements than large-cap stocks.

	Portfolio	r2500
22-Sep-00	10,000.0000	10,000.00
31-Dec-00	11,132.9148	9,633.63
30-Jun-01	11,644.0610	10,003.89
31-Dec-01	11,479,0707	9,751.16
30-Jun-02	11,802.4248	9,242.26
31-Dec-02	9,828.2680	8,015.93
30-Jun-03	10,705.3703	9,372.41
31-Dec-03	13,082.0844	11,663.92
30-Jun-04	13,874.4624	12,391.62
31-Dec-04	15,788.1813	13,797.71

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the SP Goldman Sachs Small Cap Value (formerly SP Small/Midcap Value) Portfolio had a total return of 20.69%, compared with a return of 22.25% for the unmanaged Russell 2000 Value Index, 18.29% for the unmanaged Russell 2500 Index, and 20.64% for the Lipper (VIP) Small-Cap Value Funds Average. Goldman Sachs assumed management of the Portfolio from Fidelity Investments on January 20, 2004.

During the period Goldman Sachs managed the Portfolio, the Portfolio posted strong positive results and outperformed the Russell 2000 Value Index. Stock selection was mixed as transportation, financials, and energy holdings contributed positively to returns, while industrials and consumer cyclicals detracted. In energy, Range Resources, an explorer and developer of oil and gas properties, emerged as a top contributor after it announced the purchase of Appalachian oil and gas properties. In financials, Accredited Home Lenders made a significant contribution after it issued a better-than-expected outlook for 2005. The California-based mortgage bank cited its exposure to less-volatile loan origination markets, internal cost discipline, and portfolio growth as key drivers to its success in a variety of market conditions. Among transportation holdings, oil tanker company OMI was a top performer. It has been expanding its double-hulled fleet. It announced substantially higher revenues through 2004, benefiting from increased world oil demand that has sustained high freight rates.

Among industrials, GrafTech International, a synthetic and natural graphite and carbon manufacturer, detracted from performance. Its shares declined when earnings estimates were reduced on expectations that the price increase on graphite electrodes would not be as significant as was believed initially. Consumer cyclicals such as Gymboree and Concord Camera were also a drag on results. Gymboree, a specialty retailer of children’s apparel, reported weaker-than-expected earnings. Delays in product introductions caused Concord Camera, an image capture manufacturer, to lose market share. The position in Concord Camera was sold on concerns that this might be a longer term issue for the company.”

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	Prior to 1/20/04, the SP Goldman Sachs Small Cap Value Portfolio was known as the SP Small/Mid Cap Value Portfolio and Fidelity Investments served as Sub-Advisor to the Portfolio. Performance information shown reflects Fidelity Investments’ management of the Portfolio.
[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

SP Growth Asset Allocation Portfolio

■	MANAGED BY: PRUDENTIAL INVESTMENTS LLC

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY* - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	3-Year	Since Inception
SP Growth Asset Allocation Portfolio	13.05%	6.26%	0.24%
S&P 500 Index[1]	10.87%	3.58%	-2.38%
Growth AA Custom Blended Index[1]	11.73%	6.45%	0.85%
Lipper (VIP) Multi-Cap Core Funds Average[1]	12.06%	4.40%	-1.11%

SP Growth Asset Allocation Portfolio inception date: 9/22/2000.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change. Small and mid-size companies may have limited marketability, and may be subject to more erratic or abrupt market movements than large-cap stocks.

	Portfolio	SP500
22-Sep-00	10,000.0000	10,000.00
31-Dec-00	9,544.4085	9,218.11
30-Jun-01	8,840.3122	8,601.15
31-Dec-01	8,420.7449	8,123.36
30-Jun-02	7,659.6866	7,055.06
31-Dec-02	6,967.0554	6,328.72
30-Jun-03	7,767.1814	7,072.46
31-Dec-03	8,936.8759	8,142.99
30-Jun-04	9,247.4716	8,423.24
31-Dec-04	10,103.1462	9,028.46

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the SP Growth Asset Allocation Portfolio had a total return of 13.05%, compared with a return of 10.87% for the unmanaged S&P 500 Index, 11.73% for the Growth AA Custom-Blended Index (64% Russell 3000 Index, 20% Lehman Brothers Aggregate Bond Index, and 16% MSCI EAFE Index), and 12.06% for the Lipper (VIP) Multi-Cap Core Funds Average.

All of the Portfolio’s segments posted positive returns in 2004. Nonetheless, asset allocation proved to be a dominant factor in determining the Portfolio return because small caps and international stocks significantly outperformed stocks of larger U.S. companies. What’s more, value stocks outperformed growth stocks in both domestic and foreign markets, in large-caps and small-cap stocks. Stocks had a strong year. Analysts estimated that the earnings of companies in the S&P 500 Index grew more than 19% over 2003 levels, driving share prices up.

Bonds performed better than had been expected, particularly high-yield bonds. High-yield bonds are issued by companies whose lower credit ratings require them to pay higher interest rates. Investors turned to them in search of a better return in the generally low-yield environment. They also benefited from the strong global economy, which reduced the premium that less credit-worthy companies had to pay and so increased the value of their bonds.

An overweight in large-cap value versus large-cap growth aided relative performance. Similarly, an allocation to the SP PIMCO High Yield Portfolio aided performance relative to the Lehman Aggregate Index. The Portfolio’s large-cap growth and value managers both outperformed their respective benchmarks for the year, as did the SP PIMCO Total Return Bond portfolio, which comprises the core fixed income allocation. The Portfolio’s small cap growth allocation underperformed the Russell 2000 Growth Index significantly and was the top detractor from relative performance.”

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

SP Large Cap Value Portfolio

■	MANAGED BY: JP MORGAN FLEMING ASSET MANAGEMENT; and HOTCHKIS AND WILEY CAPITAL MANAGEMENT LLC

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY* - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	3-Year	Since Inception
SP Large Cap Value Portfolio	17.75%	7.67%	4.26%
Russell 1000 Index[1]	11.40%	4.27%	-2.40%
Russell 1000 Value Index[1]	16.49%	8.57%	5.42%
Lipper (VIP) Large-Cap Value Funds Average[1]	11.53%	4.68%	3.85%
Lipper (VIP) Multi-Cap Value Funds Average[1]	14.62%	6.62%	5.01%

SP Large Cap Value Portfolio inception date: 9/22/2000.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change.

	Portfolio	r1000
22-Sep-00	10,000.0000	10,000.00
31-Dec-00	10,481.9578	9,084.57
30-Jun-01	10,099.2644	8,444.20
31-Dec-01	9,575.5006	7,953.58
30-Jun-02	9,068.3237	6,934.12
31-Dec-02	8,008.3516	6,231.42
30-Jun-03	8,756.8916	7,000.12
31-Dec-03	10,151.4317	8,094.04
30-Jun-04	10,598.7995	8,363.88
31-Dec-04	11,953.3778	9,017.14

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the SP Large Cap Value Portfolio had a total return of 17.75%, compared with 11.40% for the unmanaged Russell 1000 Index, 16.49% for the unmanaged Russell 1000 Value Index, 11.53% for the Lipper (VIP) Large-Cap Value Funds Average, and 14.62% for the Lipper (VIP) Multi-Cap Value Funds Average. Management of the Portfolio was assumed by JPMorgan Fleming Asset Management and Hotchkis and Wiley Capital Management on January 20, 2004.

During the period JPMorgan Fleming managed their segment of the Portfolio, it performed essentially in line with the Russell 1000 Value Index. On JPMorgan Fleming’s proprietary 20-sector model, stock selection improved its performance relative to the Index in the pharmaceutical/medical technology, industrial cyclical and capital market sectors, while selection in consumer staples, media, and energy had a negative impact. At the security level, the Portfolio was helped by overweights relative to the Index in Sepracor, TXU, and Norfolk, while overweights in Coca-Cola and Viacom and an underweight in Apple detracted from performance.

During the period Hotchkis and Wiley managed its segment of the Portfolio, it benefited from their stock selection within the consumer discretionary sector. J.C. Penney and Mandalay Resort Group were the strongest performers, posting double-digit gains. J.C. Penney gained on news that sale of the company’s troubled Eckerd division was finalized; Mandalay Resort Group benefited from a buyout offer from one of its rivals as well as an overall increase in travel.

In addition, stock selection within the financials sector helped performance as MetLife and UnumProvident made solid gains. Weakness in the segment was primarily due to stock selection within the materials sector. Alcoa, the segment’s largest detractor from performance, declined as analysts lowered their earnings forecasts for the company. At the same time, investors appeared concerned about the impact of slower Chinese demand for commodities in general.”

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

SP LSV International Value Portfolio

■	MANAGED BY: LSV ASSET MANAGEMENT

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY* - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	3-Year	Since Inception
SP LSV International Value Portfolio	15.80%	6.90%	-2.37%
MSCI EAFE Index[1]	20.25%	11.89%	1.63%
Lipper (VIP) International Value Funds Average[1]	20.75%	13.12%	4.22%

SP LSV International Value Portfolio inception date: 9/22/2000. A portion of the expenses of the Portfolio is subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

Foreign investments are subject to the risks of currency fluctuation and the impact of social, political, and economic change, which may result in greater share price volatility.

	Portfolio	MSCIEI
22-Sep-00	10,000.0000	10,000.00
31-Dec-00	9,480.0000	9,731.66
30-Jun-01	8,199.1699	8,309.94
31-Dec-01	7,388.2124	7,644.93
30-Jun-02	7,307.6869	7,520.94
31-Dec-02	6,119.9361	6,426.33
30-Jun-03	6,439.4755	7,035.06
31-Dec-03	7,794.8083	8,905.98
30-Jun-04	7,934.0549	9,312.40
31-Dec-04	9,026.6467	10,709.18

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the SP LSV International Value Portfolio (formerly SP Deutsche International Equity Portfolio) had a total return of 15.80%, trailing the return of 20.25% for the unmanaged MSCI EAFE Index and 20.75% for the Lipper (VIP) International Value Funds Average. Management of the Portfolio was transferred from Deutsche to LSV on November 19, 2004.

During the period Deutsche managed the Portfolio, which covered most of the year, the Portfolio had a positive return, but trailed the total return of the EAFE Index. Stock selection in the consumer discretionary, healthcare, and consumer staples sectors detracted most from performance. Disappointing Japanese domestic demand as well as concerns about the U.S. consumer hurt consumer electronics holdings Philips Electronics and Sharp. Consumer staples positions Nestle and Henkel were affected by higher costs and competitive pressures on their margins, while William Morrison Supermarkets had difficulty improving the profitability of Safeway, which it acquired in March. Healthcare holdings were generally weak, primarily because of investor concerns about product pipelines and pricing regulation in large-cap pharmaceuticals. The largest positive factors in performance were overweights in the technology, materials, and energy sectors as compared with the EAFE Index. Stock selection in technology benefited from positions in Ericsson, Samsung, and Hoya China’s build-out of its infrastructure helped the Portfolio’s materials holdings BHP Billiton and CVRD, as well as its steel producer Nippon Steel. Although the Portfolio had a position in Yukos for part of the period, the negative impact on its energy return was largely offset by gains on ENI, Lukoil, Total, and Statoil.

For the brief part of 2004 that LSV managed the Portfolio, it modestly outperformed the EAFE Index during a time when the Index itself rose substantially. The Portfolio’s value orientation was beneficial, as were several large positions, particularly European financials, two European utilities, and two auto-related stocks, Toyota and Michelin. LSV seeks to buy undervalued companies that appear to be emerging from extended periods of poor financial and stock price performance. The Portfolio is broadly diversified by country, sector, and industry to mitigate the volatility associated with concentration. At the end of 2004, it had exposure to twenty countries and was most heavily invested in the United Kingdom and Japan. It was invested in all 10 economic sectors, with emphases in the financials, consumer discretionary, and utility sectors.”

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

SP MFS Capital Opportunities Portfolio

■	MANAGED BY: MASSACHUSETTS FINANCIAL SERVICES COMPANY [MFS]

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY* - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	3-Year	Since Inception
SP MFS Capital Opportunities Portfolio	12.39%	0.55%	-7.57%
S&P 500 Index[1]	10.87%	3.58%	-2.38%
Russell 1000 Index[1]	11.40%	4.27%	-2.40%
Lipper (VIP) Large-Cap Core Funds Average[1]	8.59%	1.93%	-3.75%
Lipper (VIP) Multi-Cap Core Funds Average[1]	12.06%	4.40%	-1.11%

SP MFS Capital Opportunities Portfolio inception date: 9/22/2000. Although Lipper classifies the Portfolio within the Multi-Cap Core Funds Average, the returns for the Large-Cap Core Funds Average are also shown, because the management of the portfolios included in the Large-Cap Core Funds Average is more consistent with the management of the Portfolio. A portion of the expenses of the Portfolio is subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio’s performance.

	Portfolio	SP500
22-Sep-00	10,000.0000	10,000.00
31-Dec-00	9,160.5597	9,218.11
30-Jun-01	8,050.7420	8,601.15
31-Dec-01	7,027.8513	8,123.36
30-Jun-02	5,674.4135	7,055.06
31-Dec-02	5,012.7327	6,328.72
30-Jun-03	5,673.4607	7,072.46
31-Dec-03	6,356.2843	8,142.99
30-Jun-04	6,570.3574	8,423.24
31-Dec-04	7,143.8802	9,028.46

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the SP MFS Capital Opportunities Portfolio had a total return of 12.39%, compared with the return of 10.87% for the unmanaged S&P 500 Index, 11.40% for the unmanaged Russell 1000 Index, and 12.06% for the Lipper (VIP) Multi-Cap Core Funds Average.

Holdings in the utilities and communications, basic materials, and healthcare sectors were the strongest contributors to the Portfolio’s outperformance of the S&P 500 Index. Stock selection in the utilities and communications sector contributed most. (MFS uses a proprietary 13-sector classification.) AT&T Wireless was the Portfolio’s strongest relative performer. A position in Sprint also was among the larger contributors. In the basic materials sector, Owens-Illinois, a manufacturer of packaging products, helped boost relative return, as did a position the Brazilian mining company Companhia Vale do Rio Doce, a stock not in the S&P 500. The Portfolio’s relative performance was also helped by the fact it had no position in semiconductor giant Intel and an underweight position in the large pharmaceutical company Pfizer. Both are companies with large capitalizations (the total value of a company’s outstanding stock). Their steep declines in 2004 pulled down the capitalization-weighted S&P 500 Index. As of period end AT&T Wireless was no longer in the portfolio.

The Portfolio’s weakest performance was in its leisure and technology exposure. Selection among leisure stocks was poor. To a smaller extent, the Portfolio’s overweight in the leisure sector also hurt its relative performance. Its overweight in media giant Viacom was the largest single detractor. In the technology sector, both stock selection and an overweight hurt performance. An overweight position in the semiconductor company PMC-Sierra hurt results when the company’s profits fell in a general slowdown in the semiconductor chip industry. Positions in Nortel Networks, a global maker of telecommunications equipment, and Linux software provider Red Hat (neither of which is in the S&P 500) also reduced the Portfolio’s relative performance. As of period-end Red Hat was no longer a holding.”

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

SP Mid Cap Growth Portfolio

■	MANAGED BY: CALAMOS ADVISORS LLC

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY* - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	3-Year	Since Inception
SP Mid Cap Growth Portfolio	19.55%	-3.49%	-8.16%
Russell Midcap Index[1]	20.22%	12.17%	6.06%
Russell Midcap Growth Index[1]	15.48%	6.16%	-7.04%
Lipper (VIP) Mid-Cap Growth Funds Average[1]	14.75%	3.54%	-7.35%
Lipper (VIP) Multi-Cap Growth Funds Average[1]	10.40%	1.86%	-9.73%

SP Mid Cap Growth Portfolio inception date: 9/22/2000. Although Upper classifies the Portfolio in the Multi-Cap Growth Funds Average, the returns for the Mid-Gap Growth Funds Average is also shown because the management of the portfolios in the Mid-Cap Growth Funds Average is more consistent with the management of the Portfolio. A portion of the expenses of the Portfolio is subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

Small and mid-size companies may have limited marketability, and may be subject to more erratic or abrupt market movements than large-cap stocks. The Portfolio is not diversified and may not be appropriate for all investors. Investment in a nondiversified portfolio involves greater risks than a diversified investment, because a loss resulting from a particular security will have a greater impact on the Portfolio’s overall return.

	Portfolio	rsmci
22-Sep-00	10,000.0000	10,000.00
31-Dec-00	9,773.7902	9,641.34
30-Jun-01	9,046.6227	9,452.27
31-Dec-01	7,728.1687	9,099.12
30-Jun-02	4,746.4343	8,579.85
31-Dec-02	4,148.0590	7,626.42
30-Jun-03	4,847.8538	8,805.90
31-Dec-03	5,811.3394	10,681.50
30-Jun-04	6,348.8630	11,393.61
31-Dec-04	6,947.2382	12,841.06

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the SP Mid Cap Growth Portfolio had a total return of 19.55%, compared with 20.22% for the unmanaged Russell Midcap Index, 15.48% for the unmanaged Russell Midcap Growth Index, 14.75% for the Lipper (VIP) Mid-Cap Growth Funds Average, and 10.40% for the Lipper (VIP) Multi-Cap Growth Funds Average.

Calamos’ top-down strategy was to take advantage of more cyclical industries (those whose earnings usually reflect the pace of the overall economy) while remaining invested in high quality, strong cash flow-generating companies that benefit from productivity gains and from increasing capital expenditures. Accordingly, the Portfolio emphasized the information technology, consumer discretionary, and telecommunication services sectors, and underweighted the industrials, materials, consumer staples, and financials sectors as compared with the Russell Midcap Growth Index. The underweight in financials was primarily due to Calamos’ concerns about the impact of rising interest rates. While technology was a poor sector for the indexes in 2004, the Portfolio’s emphasis on this sector was positive in both absolute terms and relative to the indexes due to Calamos’ strong bottom-up security selection within the sector. Stocks such as Apple Computer, Research in Motion, and Autodesk were among the best performers for the year. Consumer discretionary stocks performed well both in the Russell Midcap Growth Index and the Portfolio. The Portfolio’s consumer discretionary stocks had its highest sector return because of positions in companies such as Harman International, XM Satellite Radio, and Coach. Healthcare and energy were two sectors where Calamos attempted to have a more neutral weight relative to the benchmark throughout the year. Both sectors turned in strong performances in 2004. Valero Energy and Sepracor were among the Portfolio’s better-performing positions in these sectors. Some holdings disappointed, detracting from the Portfolio’s return and hurting its performance relative to its benchmarks. Among those were Martek Bioscience, Ameritrade Holding, Broadcom, and Sandisk.”

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

SP PIMCO High Yield Portfolio

■	MANAGED BY: PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY* - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	3-Year	Since Inception
SP PIMCO High Yield Portfolio	9.32%	10.26%	8.55%
M-L U.S. High Yield Master II BB-B Rated Index[1]	9.93%	10.09%	7.36%
Lehman Intermediate BB Corp. Index[1]	8.55%	8.25%	8.18%
Lipper (VIP) High Current Yield Funds Average[1]	9.84%	10.63%	6.04%

SP PIMCO High Yield Portfolio inception date 9/22/2000.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change. High yield bonds, also known as “junk” bonds, are subject to great credit and market liquidity risks, which may result in greater share price volatility.

	Portfolio	Lehman Brothers Intermediate BB Corp.	Merrill Lynch US High Yld Master II BB-B Rated Index
22-Sep-00	10,000.0000	10,000.00	10,000.00
31-Dec-00	10,193.6066	9,993.68	9,617.15
30-Jun-01	10,245.9459	10,727.24	9,970.20
31-Dec-01	10,598.1825	11,009.74	10,136.44
30-Jun-02	10,254.4164	10,639.80	9,667.80
31-Dec-02	10,614.1930	10,932.46	10,005.25
30-Jun-03	12,165.5221	12,125.80	11,454.00
31-Dec-03	12,993.3381	12,864.99	12,301.30
30-Jun-04	13,020.6689	13,019.86	12446.95136
31-Dec-04	14,204.7076	13,965.11	13522.95884

■	PERFORMANCE REVIEW

“Throughout the reporting period, volatility in the high yield bond market remained low, especially in contrast to the amplified price movement experienced by high yield investors over the past few years. Technical factors continued to provide a tailwind to the high yield market as investors globally looked to the asset class to provide additional yield in their portfolios in an environment in which few fixed income sectors could fill this void. Improving fundamentals also drove high yield returns in 2004 as corporations continued to shore-up their balance sheets and the default rate fell to levels not seen in nearly seven years.

The Portfolio lagged its benchmark during the reporting period. Allocations to BBB-rated issues detracted from returns as lower quality bonds outperformed during the year. An overweight in the utility and energy sector was a strong contributor to performance as energy prices benefited from the rising tide of a commodities bull market throughout most of 2004. Given the highly indebted position of the US consumer, we maintained an underweight to consumer cyclicals, which contributed to performance as this sector lagged the broader high yield market. Additionally, positive security selection partially offset the negative effects of an overweight to the cable/pay TV sector. As equipment bonds outperformed, led by diversified capital goods, an underweight to the sector was a slight detriment to relative performance.

With respectable technicals and an improving credit environment balanced by tight spreads, yield is likely to be the driving factor for performance in 2005. The Portfolio is expected to maintain shorter than index duration and deploy, where feasible, into intermediate maturities where lower correlation to Treasurys exists. The outlook is still negative on consumer cyclical sectors as monetary and fiscal stimulus decline. The utility and energy sectors continue to offer attractive value, especially among secured issues, due to strong asset quality. Significant balance sheet improvement and potential ratings upgrades result in attractive total return opportunities in the pipeline sector. The turnaround in the telecommunications and cable sectors will likely continue and valuations remain attractive. Finally, the Portfolio is expeced to maintain out-of-index allocations to emerging markets and Euro high yield, where attractive opportunities exist to complement traditional high yield bonds.”

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For	a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

SP PIMCO Total Return Portfolio

■	MANAGED BY: PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY* - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	3-Year	Since Inception
SP PIMCO Total Return Portfolio	5.28%	6.83%	8.06%
Lehman Brothers U.S. Aggregate Bond Index[1]	4.34%	6.19%	7.38%
Lipper (VIP) Intermediate Investment-Grade Debt Funds Average[1]	4.22%	5.97%	7.05%

SP PIMCO Total Return Portfolio inception date: 9/22/2000.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change. High yield bonds, also known as “junk” bonds, are subject to great credit and market liquidity risks, which may result in greater share price volatility.

	Portfolio	Lehman Brothers US Aggregate Bond
22-Sep-00	10,000.0000	10,000.00
31-Dec-00	10,517.7478	10,420.55
30-Jun-01	10,847.7482	10,797.43
31-Dec-01	11,428.1201	11,300.50
30-Jun-02	11,779.5975	11,728.88
31-Dec-02	12,501.1182	12,459.36
30-Jun-03	13,156.8262	12,948.77
31-Dec-03	13,232.8254	12,970.71
30-Jun-04	13,319.3736	12,990.19
31-Dec-04	13,931.3602	13,533.46

■	PERFORMANCE REVIEW

“During the early part of the year, concern about the durability of the U.S. economic recovery pushed interest rates lower and in addition demand for relatively safe assets also rose amid renewed fears of terrorist attacks after the Madrid bombing. However, from April through June, U.S. employment reports showed strength, which convinced markets that the Federal Reserve (the Fed) would soon begin a tightening campaign. On June 30th, the Fed met market expectations with a 25 basis point increase in the federal funds rate and raised rates a total of five times in 2004 to end the year at 2.25%. Signs of rising inflation had fueled anxiety that central banks may need to move aggressively to combat it. Inflation concerns were driven by higher oil prices as well as slower productivity growth. The Fed helped to calm markets by commenting that it would raise rates gradually. Economic data releases suggested moderate economic growth, as job numbers, inflation, and consumer confidence all fell short of analysts’ expectations.

The Portfolio outperformed its benchmark during the reporting period. Diversifying beyond core index sectors helped protect the Portfolio during difficult market periods and also added to returns in sectors where interest rates actually fell. Overall, below index U.S. duration was positive for returns as short- and intermediate-term rates rose in the U.S. Additionally, Euroland duration contributed to returns as intermediate- and long-term rates fell. Active management across a variety of strategies, including “rolling down” a steep yield curve, active security selection of mortgage-backed securities and corporate bonds, exposure to Treasury Inflation Protected Securities (TIPS), Euroland exposure, and emerging market exposure all contributed to the Portfolio’s performance during the year.

The investment strategy will remain defensive as interest rates are near historical lows and core bond sectors become even more expensive. The Portfolio will target U.S. duration below-index to limit risk from higher rates but take exposure to intermediate maturities in Europe, where growth pressures will be more muted. The Portfolio will also continue to underweight mortgage-backed securities and corporate bonds as investors stretching for yield have bid valuations up to frothy levels. Exposure to TIPS will be retained as a substitute for nominal Treasurys as the Fed seeks to keep real yields low to stimulate the economy. Out of index exposure to emerging-market bonds will also be maintained as the issuing countries continue to be upgraded amid growing trade surpluses and ample currency reserves.”

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For	a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

SP Prudential U.S. Emerging Growth Portfolio

■	MANAGED BY: JENNISON ASSOCIATES LLC

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY* - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	3-Year	Since Inception
SP Prudential U.S. Emerging Growth Portfolio: Class I	21.39%	5.42%	-4.86%
SP Prudential U.S. Emerging Growth Portfolio: Class II	21.01%	4.99%	1.50%
S&P MidCap 400 Index[1]	16.48%	10.53%	6.19%
Russell Midcap Growth Index[1]	15.48%	6.16%	-7.04%
Lipper (VIP) Mid-Cap Growth Funds Average[1]	14.75%	3.54%	-7.35%

SP Prudential U.S. Emerging Growth Portfolio Class I inception date: 9/22/2000. SP Prudential U.S. Emerging Growth Portfolio Class II inception date: 7/9/2001.

Small and mid-size companies may have limited marketability, and may be subject to more erratic or abrupt market movements than large-cap stocks. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio’s performance.

	Portfolio	SP400
22-Sep-00	10,000.0000	10,000.00
31-Dec-00	8,388.5468	9,614.94
30-Jun-01	8,018.1695	9,707.97
31-Dec-01	6,897.0272	9,556.86
30-Jun-02	5,255.3545	9,249.99
31-Dec-02	4,684.7732	8,169.92
30-Jun-03	5,775.8849	9,184.01
31-Dec-03	6,656.7824	11,079.94
30-Jun-04	7,379.5551	11,754.13
31-Dec-04	8,080.4626	12,906.35

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the SP U.S. Emerging Growth Portfolio (Class I) had a total return of 21.39%, compared with the return of 16.48% for the unmanaged S&P Midcap 400 Index, 15.48% for the unmanaged Russell Midcap Growth Index, and 14.75% for the Lipper (VIP) Mid-Cap Growth Funds Average.

The Portfolio’s information technology holdings were, by a large margin, the primary contributors to its return and its outperformance of the Russell Midcap Growth Index. Healthcare and industrials holdings were also important contributors. Satellite radio broadcaster Sirius Satellite Radio was the Portfolio’s leading absolute and relative performer, as increasing confidence about its long-term growth prospects led shares higher. A position in Apple Computer also improved performance, as its share price reflected the continued strength of iPod sales. In healthcare, pharmaceutical company Sepracor was a leading contributor to the Portfolio’s return. The company’s shares jumped on the FDA’s approval of its Lunesta (formerly Estorra) insomnia drug.

Semiconductor holdings International Rectifier and National Semiconductor detracted from the Portfolio’s return. After a strong 2003, semiconductor stocks fell early in 2004 when investors began to be concerned about their valuations. Although the outlook for business spending on semiconductors was building momentum as we entered the summer, lower-than-expected current demand for semiconductors and a seasonal slowdown led to excess inventories. This hurt semiconductor stocks. The Portfolio’s shares of the pharmaceutical company Impax Laboratories fell on news of accounting irregularities and it was sold from the Portfolio.”

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I).
**	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-l and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.
[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

SP State Street Research Small Cap Growth Portfolio

■	MANAGED BY: STATE STREET RESEARCH AND MANAGEMENT COMPANY

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY * - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	3-Year	Since Inception
SP State Street Research Small Cap Growth Portfolio	-0.92%	-2.36%	-9.71%
Russell 2000 Index[1]	18.33%	11.48%	6.79%
Russell 2000 Growth Index[1]	14.31%	5.79%	-3.55%
Lipper (VIP) Small-Cap Growth Funds Average[1]	11.71%	3.60%	-4.23%

SP State Street Research Small Cap Growth Portfolio inception date: 9/22/2000.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change. Small and mid-size companies may have limited marketability, and may be subject to more erratic or abrupt market movements than large-cap stocks.

	Portfolio	R2000
22-Sep-00	10,000.0000	10,000.00
31-Dec-00	8,380.0000	9,309.17
30-Jun-01	7,510.0000	9,947.13
31-Dec-01	6,940.0000	9,540.61
30-Jun-02	5,690.0000	9,092.07
31-Dec-02	4,840.0000	7,586.35
30-Jun-03	5,500.0000	8,942.86
31-Dec-03	6,520.0000	11,171.19
30-Jun-04	6,540.0000	11,926.70
31-Dec-04	6,460.0000	13,218.80

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the SP State Street Research Small Company Growth (formerly SP INVESCO Small Company Growth) Portfolio had a total return of -0.92%, compared with the return of 18.33% for the unmanaged Russell 2000 Index, 14.31% for the Russell 2000 Growth Index, and 11.71% for the Lipper (VIP) Small-Cap Growth Funds Average. Management of the Portfolio was transferred from INVESCO to State Street Research (SSR) on May 3, 2004. The fund’s underperformance relative to the Indices occurred primarily under State Street Research.

During the period INVESCO managed the Portfolio, it underperformed the Russell 2000 Growth Index. The underperformance occurred in the first three months of the year and was due to the Portfolio’s holdings in the information technology and financials sectors. Stock selection in the technology sector was the primary reason. The financials sector trailed due to a combination of stock selection and a slight underweight. Performance was relatively strong during April, when the benchmark dropped sharply and the Portfolio held up better.

During the period SSR managed the Portfolio it substantially underperformed its benchmarks. Several positions fell sharply. Alliance Gaming missed its earnings target. Although SSR eliminated the position, investors’ frustrations were already reflected in the stock’s price. The Portfolio’s holdings in education services providers Corinthian Colleges and Career Education, as well as the related eCollege.com, posted significant declines. Disappointing estimates of future earnings by Corinthian Colleges weighed heavily on the industry, and SSR sold the Career Education and Corinthian positions. In the healthcare sector, Nektar Therapeutics declined significantly after indications from European drug regulators that Exubera, its inhaled insulin product, would not be approved. On this news, SSR eliminated the position. Although small-cap growth stocks rebounded in the fourth quarter, certain consumer discretionary holdings generated disappointing returns. Autobytel’s share-price declined after the company announced it would have to restate 2004 earnings and retract its 2005 earnings forecast. SSR eliminated the position. Internet search provider Ask Jeeves also declined as investor sentiment turned negative following the company’s third quarter earnings release. Although Ask Jeeves’ earnings continued to grow, investors had expected faster growth because of the excitement about Internet search and were disappointed by the company’s conservative forecasts for fourth-quarter sales. The Portfolio’s energy and producer durables holdings also lagged.”

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

SP Strategic Partners Focused Growth Portfolio

■	MANAGED BY: JENNISON ASSOCIATES LLC; and ALLIANCE CAPITAL

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY* - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	3-Year	Since Inception
SP Strategic Partners Focused Growth Portfolio: Class I	10.58%	1.32%	-7.99%
SP Strategic Partners Focused Growth Portfolio: Class II	9.90%	0.89%	-5.07%
S&P 500 Index[1]	10.87%	3.58%	-2.38%
Russell 1000 Growth Index[1]	6.30%	-0.18%	-10.55%
Lipper (VIP) Large-Cap Growth Funds Average[1]	8.04%	-0.14%	-9.53%

SP Strategic Partners Focused Growth Portfolio Class I inception date: 9/22/2000. SP Strategic Partners Focused Growth Portfolio Class II inception date: 1/12/2001. A portion of the expenses of the Portfolio is subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio’s performance.

	Portfolio	SP500
22-Sep-00	10,000.0000	10,000.00
31-Dec-00	7,953.4130	9,218.11
30-Jun-01	7,345.4752	8,601.15
31-Dec-01	6,735.0202	8,123.36
30-Jun-02	5,754.2892	7,055.06
31-Dec-02	5,033.7521	6,328.72
30-Jun-03	5,494.0952	7,072.46
31-Dec-03	6,334.7218	8,142.99
30-Jun-04	6,584.9083	8,423.24
31-Dec-04	7,005.2216	9,028.46

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the SP Focused Growth Portfolio (Class I) had a total return of 10.58%, compared with the return of 10.87% for the unmanaged S&P 500 Index, 6.30% for the unmanaged Russell 1000 Growth Index, and 8.04% for the Lipper (VIP) Large-Cap Growth Funds Average.

Jennison’s segment of the Portfolio far outperformed the Russell 1000 Growth Index. Information technology, the segment’s largest sector, made the largest contribution to its total return despite a challenging environment for some of its holdings. Semiconductor stocks were weak, and several positions, including Intel and Texas Instruments, had negative returns. However, Marvell Technology, a semiconductor company benefiting from a strong product cycle, was one of the segment’s strongest-performing positions. In addition, other industries in the sector more than offset the semiconductor weakness. Internet-related companies such as Yahoo! benefited from explosive growth in Internet advertising revenue. Apple was a stellar performer due to very strong consumer demand for its iPod and digital lifestyle businesses. Consumer discretionary holdings contributed substantially, primarily because of superb returns from eBay and Starbucks. On the other hand, the segment’s relative performance was hurt by its underweight in industrials and by unfavorable stock selection in financials, although no individual holding stands out as particularly weak. Alliance’s segment outperformed the Russell 1000 Growth Index, with particular strength in the consumer discretionary sector. Not only was stock selection excellent, but the segment overweighted this outperforming sector. Its average exposure was approximately 30% versus approximately 18% in the Index. Large positions in eBay and Yahoo accounted for most of the outperformance. The segment also beat the Index in the healthcare sector, with large positions in UnitedHealth Group and Alcon. However the segment trailed the Index in technology, primarily because it held Broadcom. Subpar stock selection in the financial services sector also detracted from relative performance. A small position in Lehman Brothers and a large position in Citigroup detracted most.”

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I).
**	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-l and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.
[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

SP Technology Portfolio

■	MANAGED BY: THE DREYFUS CORPORATION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY* - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	3-Year	Since Inception
SP Technology Portfolio	0.00%	-5.82%	-15.87%
S&P 500 Index[1]	10.87%	3.58%	-2.38%
S&P SuperComposite Information Technology Index[1]	2.24%	-1.87%	-15.41%
Lipper (VIP) Specialty/Misc. Funds Average[1]	7.82%	0.67%	-11.43%

SP Technology Portfolio inception date: 9/22/2000. A portion of the expenses of the Portfolio is subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change. The Portfolio focuses its investments in the technology sector, thereby increasing its vulnerability to any single economic, political, or regulatory development.

	Portfolio	SP500
22-Sep-00	10,000.0000	10,000.00
31-Dec-00	7,628.5256	9,218.11
30-Jun-01	6,517.2837	8,601.15
31-Dec-01	5,716.3886	8,123.36
30-Jun-02	4,054.5313	7,055.06
31-Dec-02	3,353.7481	6,328.72
30-Jun-03	3,924.3859	7,072.46
31-Dec-03	4,775.3369	8,142.99
30-Jun-04	4.685.2362	8,423.24
31-Dec-04	4,775.3369	9,028.46

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the SP Technology Portfolio’s total return was flat at 0.00%, compared with the return of 10.87% for the unmanaged S&P 500 Index, 2.24% for the unmanaged S&P SuperComposite Technology Index, and 7.82% for the Lipper (VIP) Specialty/Miscellaneous Funds Average. Management of the Portfolio passed from Alliance to Dreyfus on January 20, 2004.

During the period Dreyfus managed the Portfolio, almost all of the reporting period, many of its packaged software stocks performed well because the sales and earnings in the industry continued strong growth. Some, such as digital document manager Adobe, are in the midst of new product cycles, and are seeing sales to large enterprises improve. The Internet continued the business momentum it established in 2003. Although the overall competitive landscape remains difficult, there are fewer players and several with solid business models such as Portfolio holdings Yahoo! and, eBay. In addition, the Internet remains one of the fastest growing advertising markets. Security for consumers and enterprises alike is a major concern, providing a good market for companies with security-oriented products such as Symantec and VeriSign.

The largest detractors from the Portfolio’s performance were in the semiconductor, semiconductor capital equipment, and computer communications industries. The semiconductor and related industries came under increasing pressure as 2004 progressed. They had a strong year in 2003, but as we moved past the peak in sales and earnings, inventories rose and semiconductor shares gave back some of their gains. Semiconductor spending is highly cyclical; we feel the current cycle matured in the early part of 2004 and now appears to be in a downturn. Holdings, Intel and UMC experienced share declines, as did several related companies in the semiconductor capital equipment industry. The Portfolio’s computer communications firms had mixed performance. Several companies with new product introductions and leverage to specific areas of spending, such as Juniper, performed well. On the other hand, companies such as Cisco, Emulex, and Qlogic suffered from the overall slowness of demand and aggressive competition.”

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

SP William Blair International Growth Portfolio

■	MANAGED BY: WILLIAM BLAIR & COMPANY, LLC

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY* - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	3-Year	Since Inception
SP William Blair International Growth Portfolio: Class I	16.54%	7.99%	-8.35%
SP William Blair International Growth Portfolio: Class II	16.12%	7.63%	-8.29%
MSCI EAFE Index[1]	20.25%	11.89%	1.63%
Lipper (VIP) International Growth Funds Average[1]	17.36%	8.83%	-3.37%

SP William Blair International Growth Portfolio Class I inception date: 9/22/2000. SP William Blair International Growth Portfolio Class II inception date: 10/04/2000.

Foreign investments are subject to the risks of currency fluctuation and the impact of social, political, and economic change, which may result in greater share price volatility.

	Portfolio	MSCIEI
22-Sep-00	10,000.0000	10,000.00
31-Dec-00	8,500.0000	9,731.66
30-Jun-01	6,327.7040	8,309.94
31-Dec-01	5,471.0001	7,644.93
30-Jun-02	5,169.8442	7,520.94
31-Dec-02	4,236.2607	6,426.33
30-Jun-03	4,748.2258	7,035.06
31-Dec-03	5,912.6956	8,905.98
30-Jun-04	6,116.1039	9,312.40
31-Dec-04	6,890.6763	10,709.18

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the SP William Blair International Growth Portfolio Class I (formerly SP Jennison International Growth Portfolio) had a total return of 16.54%, compared with the return of 20.25% for the unmanaged MSCI EAFE Index and 17.36% for the Lipper (VIP) International Funds Average. Management of the Portfolio was transferred from Jennison to William Blair on May 1, 2004.

During the period Jennison managed the Portfolio, it delivered modest positive absolute performance, and also outperformed its benchmark, the MSCI EAFE Index. Jennison’s holdings in the financials sector were the principal source of absolute and relative performance, with Japanese commercial bank Sumitomo Trust and Banking Co. as the leading contributor. Healthcare was another area of strength, led by Switzerland-based dental implant manufacturer Nobel Biocare Holding AG. On the other hand, Jennison’s telecommunications holdings detracted from both absolute and relative performance. France Telecom was the poorest performing holding in this area, and was also the primary detractor.

During the period William Blair managed the Portfolio, its performance was hampered by Blair’s focus on quality growth stocks. This strategy was not rewarded in the value-led market, as investors became concerned about the prospects of slowing global growth coupled with high energy prices. The EAFE Growth Index trailed its value counterpart by 6.8% between May 1 and the end of the year. As a result, the Portfolio’s focus on Asian cyclical stocks, such as technology and consumer stocks, rather than European value stocks was the largest factor in the underperformance. In contrast, holdings in emerging market countries and Canada strengthened its relative performance. Blair’s stock selection within most economic sectors added value, except in materials and healthcare.

Blair believes the likeliest scenario for global stocks in 2005 is a steady slowdown in economic and earnings growth toward a pace that can be sustained over the long run. It sees no clear basis for anticipating the slowdown to intensify or for volatility to increase in the near term.”

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the ** Portfolio’s inception.
**	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-l and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.
[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

Fees and Expenses (Unaudited)

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, [distribution and service (12b-1) fees,] and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2004 through December 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

Prudential Series Fund Portfolios		Beginning Portfolio Value July 1, 2004	Ending Portfolio Value December 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

SP Aggressive Growth Asset Allocation (Class I)	Actual	$1,000	$1,099	0.05%	$0.26
	Hypothetical	$1,000	$1,025	0.05%	$0.25

SP AIM Aggressive Growth (Class I)	Actual	$1,000	$1,061	1.07%	$5.54
	Hypothetical	$1,000	$1,020	1.07%	$5.43

SP AIM Core Equity (Class I)	Actual	$1,000	$1,045	1.00%	$5.14
	Hypothetical	$1,000	$1,020	1.00%	$5.08

SP Alliance Large Cap Growth (Class I)	Actual	$1,000	$1,034	1.17%	$5.98
	Hypothetical	$1,000	$1,019	1.17%	$5.94

SP Balanced Asset Allocation (Class I)	Actual	$1,000	$1,081	0.05%	$0.26
	Hypothetical	$1,000	$1,025	0.05%	$0.25

SP Conservative Asset Allocation (Class I)	Actual	$1,000	$1,071	0.05%	$0.26
	Hypothetical	$1,000	$1,025	0.05%	$0.25

SP Davis Value (Class I)	Actual	$1,000	$1,072	0.86%	$4.48
	Hypothetical	$1,000	$1,021	0.86%	$4.37

SP Goldman Sachs Small Cap Value (Class I)	Actual	$1,000	$1,138	0.96%	$5.16
	Hypothetical	$1,000	$1,020	0.96%	$4.87

SP Growth Asset Allocation (Class I)	Actual	$1,000	$1,093	0.05%	$0.26
	Hypothetical	$1,000	$1,025	0.05%	$0.25

Prudential Series Fund Portfolios		Beginning Portfolio Value July 1, 2004	Ending Portfolio Value December 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

SP Large Cap Value (Class I)	Actual	$1,000	$1,128	0.84%	$4.49
	Hypothetical	$1,000	$1,021	0.84%	$4.27

SP LSV International Value (Class I)	Actual	$1,000	$1,138	1.10%	$5.91
	Hypothetical	$1,000	$1,020	1.10%	$5.59

SP MFS Capital Opportunities (Class I)	Actual	$1,000	$1,087	1.00%	$5.25
	Hypothetical	$1,000	$1,020	1.00%	$5.08

SP Mid Cap Growth (Class I)	Actual	$1,000	$1,094	1.00%	$5.26
	Hypothetical	$1,000	$1,020	1.00%	$5.08

SP PIMCO High Yield (Class I)	Actual	$1,000	$1,091	0.68%	$3.57
	Hypothetical	$1,000	$1,022	0.68%	$3.46

SP PIMCO Total Return (Class I)	Actual	$1,000	$1,046	0.65%	$3.34
	Hypothetical	$1,000	$1,022	0.65%	$3.30

SP Prudential US Emerging Growth Portfolio (Class I)	Actual	$1,000	$1,095	0.87%	$4.58
	Hypothetical	$1,000	$1,021	0.87%	$4.42

SP Prudential US Emerging Growth Portfolio (Class II)	Actual	$1,000	$1,093	1.27%	$6.68
	Hypothetical	$1,000	$1,019	1.27%	$6.45

SP State Street Research Small Cap Growth Portfolio (Class I)	Actual	$1,000	$988	1.06%	$5.30
	Hypothetical	$1,000	$1,020	1.06%	$5.38

SP Strategic Partners Focused Growth Portfolio (Class I)	Actual	$1,000	$1,064	1.01%	$5.24
	Hypothetical	$1,000	$1,020	1.01%	$5.13

SP Strategic Partners Focused Growth Portfolio (Class II)	Actual	$1,000	$1,060	1.41%	$7.30
	Hypothetical	$1,000	$1,018	1.41%	$7.15

SP Technology (Class I)	Actual	$1,000	$1,019	1.30%	$6.60
	Hypothetical	$1,000	$1,019	1.30%	$6.60

SP William Blair International Growth Portfolio (Class I)	Actual	$1,000	$1,127	1.04%	$5.56
	Hypothetical	$1,000	$1,020	1.04%	$5.28

SP William Blair International Growth Portfolio (Class II)	Actual	$1,000	$1,126	1.44%	$7.70
	Hypothetical	$1,000	$1,018	1.44%	$7.30

*	Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2004, and divided by the 366 days in the Fund’s fiscal year ended December 31, 2004 (to reflect the six-month period).

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value (cost $121,496,431)	$136,913,811
Receivable for capital stock sold	117,328

Total assets	137,031,139

LIABILITIES
Payable for investments purchased	113,929
Management fee payable	5,518
Payable for capital stock repurchased	3,378
Deferred directors’ fee	851

Total liabilities	123,676

NET ASSETS	$136,907,463

Net assets were comprised of:
Common stock, at $0.01 par value	$152,504
Paid-in capital in excess of par	115,747,729

115,900,233
Undistributed net investment income	254,403
Accumulated net realized gain on investments	5,335,447
Net unrealized appreciation on investments	15,417,380

Net assets, December 31, 2004	$136,907,463

Net asset value and redemption price per share, $136,907,463 / 15,250,379 outstanding shares of common stock (authorized 100,000,000 shares)	$8.98

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Dividends	$301,393

EXPENSES
Management fee	46,990

NET INVESTMENT INCOME	254,403

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	7,391,663
Net change in unrealized appreciation (depreciation) on investments	7,628,625

NET GAIN ON INVESTMENTS	15,020,288

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,274,691

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$254,403	$47,387
Net realized gain (loss) on investments	7,391,663	(794,845)
Net change in unrealized appreciation (depreciation) on investments	7,628,625	10,099,333

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	15,274,691	9,351,875

DIVIDENDS:
Dividends from net investment income	(47,387)	(7,077)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [8,837,254 and 6,301,640 shares, respectively]	71,795,086	43,779,270
Capital stock issued in reinvestment of dividends [5,953 and 1,239 shares, respectively]	47,387	7,077
Capital stock repurchased [1,332,326 and 1,117,894 shares, respectively]	(10,751,075)	(7,614,148)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	61,091,398	36,172,199

TOTAL INCREASE IN NET ASSETS	76,318,702	45,516,997
NET ASSETS:
Beginning of year	60,588,761	15,071,764

End of year (a)	$136,907,463	$60,588,761

(a) Includes undistributed net investment income of:	$254,403	$47,387

SEE NOTES TO FINANCIAL STATEMENTS.

A1

SP AIM AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value (cost $30,214,441)	$33,037,020
Receivable for investments sold	57,557
Receivable for capital stock sold	23,078
Dividends and interest receivable	11,997
Prepaid expenses	479

Total assets	33,130,131

LIABILITIES
Payable for investments purchased	190,083
Accrued expenses and other liabilities	35,573
Outstanding options written (premium received $27,077)	33,370
Management fee payable	25,636
Payable for capital stock repurchased	2,462
Deferred directors’ fees	2,243

Total liabilities	289,367

NET ASSETS	$32,840,764

Net assets were comprised of:
Common stock, at $0.01 par value	$45,242
Paid-in capital in excess of par	28,827,052

28,872,294
Accumulated net investment loss	(2,243)
Accumulated net realized gain on investments	1,154,427
Net unrealized appreciation on investments	2,816,286

Net assets, December 31, 2004	$32,840,764

Net asset value and redemption price per share, $32,840,764 / 4,524,246 outstanding shares of common stock (authorized 100,000,000 shares)	$7.26

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT LOSS
Dividends	$108,029
Interest	23,265

131,294

EXPENSES
Management fee	253,180
Custodian’s fees and expenses	100,000
Audit fee	16,000
Shareholders’ reports	10,000
Directors’ fees	8,700
Legal fees and expenses	7,000
Transfer agent’s fees and expenses	3,500
Commitment fee on syndicated credit agreement	350
Miscellaneous	7,455

Total expenses	406,185
Less: custodian fee credit	(33)
expense subsidy	(120,987)

Net expenses	285,165

NET INVESTMENT LOSS	(153,871)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	3,888,282
Options written	14,336

3,902,618

Net change in unrealized appreciation (depreciation) on:
Investments	(429,820)
Options written	(6,293)

(436,113)

NET GAIN ON INVESTMENTS	3,466,505

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,312,634

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE IN NET ASSETS
OPERATIONS:
Net investment loss	$(153,871)	$(104,209)
Net realized gain on investments	3,902,618	474,950
Net change in unrealized appreciation (depreciation) on investments	(436,113)	3,391,777

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,312,634	3,762,518

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [1,879,309 and 2,164,971 shares, respectively]	12,515,556	12,388,756
Capital stock repurchased [803,337 and 538,571 shares, respectively]	(5,377,013)	(3,103,409)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	7,138,543	9,285,347

TOTAL INCREASE IN NET ASSETS	10,451,177	13,047,865
NET ASSETS:
Beginning of year	22,389,587	9,341,722

End of year	$32,840,764	$22,389,587

SEE NOTES TO FINANCIAL STATEMENTS.

A2

SP AIM CORE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value (cost $29,558,507)	$31,865,751
Cash	30
Dividends and interest receivable	46,468
Receivable for investments sold	18,586
Receivable for capital stock sold	6,298
Prepaid expenses	458

Total assets	31,937,591

LIABILITIES
Accrued expenses and other liabilities	48,630
Payable for investments purchased	33,961
Management fee payable	10,797
Deferred directors’ fees	2,246
Payable for capital stock repurchased	1,361

Total liabilities	96,995

NET ASSETS	$31,840,596

Net assets were comprised of:
Common stock, at $0.01 par value	$43,268
Paid-in capital in excess of par	29,628,037

29,671,305
Undistributed net investment income	335,369
Accumulated net realized loss on investments	(473,322)
Net unrealized appreciation on investments	2,307,244

Net assets, December 31, 2004	$31,840,596

Net asset value and redemption price per share, $31,840,596 / 4,326,778 outstanding shares of common stock (authorized 100,000,000 shares)	$7.36

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $4,462 foreign withholding tax)	$569,964
Interest	29,367

599,331

EXPENSES
Management fee	224,337
Custodian’s fees and expenses	102,000
Shareholders’ reports	20,000
Audit fee	17,000
Directors’ fees	9,000
Legal fees and expenses	8,000
Transfer agent’s fees and expenses	3,400
Commitment fee on syndicated credit agreement	300
Miscellaneous	6,778

Total expenses	390,815
Less: custodian fee credit	(1)
expense subsidy	(126,852)

Net expenses	263,962

NET INVESTMENT INCOME	335,369

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	1,939,651
Net change in unrealized appreciation (depreciation) on investments	129,902

NET GAIN ON INVESTMENTS	2,069,553

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,404,922

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$335,369	$121,766
Net realized gain on investments	1,939,651	24,833
Net change in unrealized appreciation (depreciation) on investments	129,902	3,787,179

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,404,922	3,933,778

DIVIDENDS:
Dividends from net investment income	(121,766)	(56,574)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [1,615,797 and 1,344,519 shares, respectively]	11,192,718	8,030,198
Capital stock issued in reinvestment of dividends [18,228 and 10,654 shares, respectively]	121,766	56,574
Capital stock repurchased [659,162 and 522,105 shares, respectively]	(4,557,603)	(3,078,682)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	6,756,881	5,008,090

TOTAL INCREASE IN NET ASSETS	9,040,037	8,885,294
NET ASSETS:
Beginning of year	22,800,559	13,915,265

End of year (a)	$31,840,596	$22,800,559

(a) Includes undistributed net investment income of:	$335,369	$121,766

SEE NOTES TO FINANCIAL STATEMENTS.

A3

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value (cost $59,664,525)	$65,922,445
Receivable for investments sold	1,081,102
Receivable for capital stock sold	39,532
Dividends and interest receivable	28,198
Prepaid expenses	1,196

Total assets	67,072,473

LIABILITIES
Payable for investments purchased	1,272,777
Management fee payable	49,373
Accrued expenses and other liabilities	40,616
Deferred directors’ fees	2,453
Payable for capital stock repurchased	1,973

Total liabilities	1,367,192

NET ASSETS	$65,705,281

Net assets were comprised of:
Common stock, at $0.01 par value	$99,440
Paid-in capital in excess of par	62,572,773

62,672,213
Accumulated net investment loss	(2,453)
Accumulated net realized loss on investments	(3,222,399)
Net unrealized appreciation on investments	6,257,920

Net assets, December 31, 2004	$65,705,281

Net asset value and redemption price per share, $65,705,281 / 9,944,019 outstanding shares of common stock (authorized 100,000,000 shares)	$6.61

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $15,590 foreign withholding tax)	$872,982
Interest	7,578

880,560

EXPENSES
Management fee	849,105
Custodian’s fees and expenses	99,000
Shareholders’ reports	20,000
Audit fee	16,000
Directors’ fees	11,000
Legal fees and expenses	5,000
Transfer agent’s fees and expenses	4,000
Commitment fee on syndicated credit agreement	1,100
Miscellaneous	6,675

Total expenses	1,011,880
Loan interest expense (Note 8)	13
Less: custodian fee credit	(336)

Net expenses	1,011,557

NET INVESTMENT LOSS	(130,997)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	10,375,124
Net change in unrealized appreciation (depreciation) on investments	(8,138,530)

NET GAIN ON INVESTMENTS	2,236,594

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,105,597

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(130,997)	$(95,435)
Net realized gain (loss) on investments	10,375,124	(3,144,957)
Net change in unrealized appreciation (depreciation) on investments	(8,138,530)	23,187,464

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,105,597	19,947,072

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [8,646,319 and 14,823,256 shares, respectively]	54,050,476	84,014,440
Capital stock repurchased [22,224,721 and 2,766,899 shares, respectively]	(136,920,541)	(15,141,794)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(82,870,065)	68,872,646

TOTAL INCREASE (DECREASE) IN NET ASSETS	(80,764,468)	88,819,718
NET ASSETS:
Beginning of year	146,469,749	57,650,031

End of year	$65,705,281	$146,469,749

SEE NOTES TO FINANCIAL STATEMENTS.

A4

SP BALANCED ASSET ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2004

ASSETS
Investments, at value (cost $762,250,484)	$837,027,641
Receivable for capital stock sold	956,889
Dividends and interest receivable	1,730

Total assets	837,986,260

LIABILITIES
Payable for investments purchased	847,451
Payable for capital stock repurchased	111,143
Management fee payable	34,582
Deferred directors’ fees	1,018

Total liabilities	994,194

NET ASSETS	$836,992,066

Net assets were comprised of:
Common stock, at $0.01 par value	$787,623
Paid-in capital in excess of par	723,952,678

724,740,301
Undistributed net investment income	8,722,666
Accumulated net realized gain on investments	28,751,942
Net unrealized appreciation on investments	74,777,157

Net assets, December 31, 2004	$836,992,066

Net asset value and redemption price per share, $836,992,066 / 78,762,266 outstanding shares of common stock (authorized 225,000,000 shares)	$10.63

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Dividends	$9,041,352

EXPENSES
Management fee	318,686

NET INVESTMENT INCOME	8,722,666

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	33,580,255
Net change in unrealized appreciation (depreciation) on investments	33,450,837

NET GAIN ON INVESTMENTS	67,031,092

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$75,753,758

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$8,722,666	$4,764,898
Net realized gain (loss) on investments	33,580,255	(825,056)
Net change in unrealized appreciation (depreciation) on investments	33,450,837	53,400,233

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	75,753,758	57,340,075

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(4,764,898)	(2,105,869)
Distributions from net realized capital gains	(418,285)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(5,183,183)	(2,105,869)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [36,761,733 and 30,930,294 shares, respectively]	361,570,484	272,487,635
Capital stock issued in reinvestment of dividends and distributions [532,701 and 267,922 shares, respectively]	5,183,183	2,105,869
Capital stock repurchased [5,099,733 and 3,147,944 shares, respectively]	(50,288,089)	(27,212,619)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	316,465,578	247,380,885

TOTAL INCREASE IN NET ASSETS	387,036,153	302,615,091
NET ASSETS:
Beginning of year	449,955,913	147,340,822

End of year (a)	$836,992,066	$449,955,913

(a) Includes undistributed net investment income of:	$8,722,666	$4,764,898

SEE NOTES TO FINANCIAL STATEMENTS.

A5

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value (cost $431,474,651)	$459,887,745
Receivable for capital stock sold	577,546
Dividends receivable	1,643

Total assets	460,466,934

LIABILITIES
Payable for investments purchased	409,814
Payable for capital stock repurchased	169,375
Management fee payable	19,048
Deferred directors’ fees	1,029

Total liabilities	599,266

NET ASSETS	$459,867,668

Net assets were comprised of:
Common stock, at $0.01 par value	$410,556
Paid-in capital in excess of par	408,708,122

409,118,678
Undistributed net investment income	6,842,945
Accumulated net realized gain on investments	15,492,951
Net unrealized appreciation on investments	28,413,094

Net assets, December 31, 2004	$459,867,668

Net asset value and redemption price per share, $459,867,668 / 41,055,629 outstanding shares of common stock (authorized 140,000,000 shares)	$11.20

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Dividends	$7,027,136

EXPENSES
Management fee	184,191

NET INVESTMENT INCOME	6,842,945

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	18,584,956
Net change in unrealized appreciation (depreciation) on investments	8,656,289

NET GAIN ON INVESTMENTS	27,241,245

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,084,190

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$6,842,945	$4,871,869
Net realized gain on investments	18,584,956	4,191
Net change in unrealized appreciation (depreciation) on investments	8,656,289	24,067,294

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	34,084,190	28,943,354

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(4,871,869)	(2,222,861)
Distributions from net realized capital gains	(945,835)	(264,006)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(5,817,704)	(2,486,867)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [17,606,534 and 16,487,104 shares, respectively]	185,977,577	161,815,520
Capital stock issued in reinvestment of dividends and distributions [554,595 and 272,384 shares, respectively]	5,817,704	2,486,867
Capital stock repurchased [3,928,230 and 2,766,434 shares, respectively]	(41,403,704)	(27,085,414)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	150,391,577	137,216,973

TOTAL INCREASE IN NET ASSETS	178,658,063	163,673,460
NET ASSETS:
Beginning of year	281,209,605	117,536,145

End of year (a)	$459,867,668	$281,209,605

(a) Includes undistributed net investment income of:	$6,842,945	$4,871,869

SEE NOTES TO FINANCIAL STATEMENTS.

A6

SP DAVIS VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, excluding repurchase agreement, at value (cost $236,556,974)	$285,977,285
Foreign currency, at value (cost $2,385)	2,405
Cash	120,292
Dividends and interest receivable	410,060
Receivable for capital stock sold	272,936
Tax reclaim receivable	7,739
Prepaid expenses	4,551

Total assets	286,795,268

LIABILITIES
Payable for investments purchased	1,069,627
Management fee payable	177,466
Accrued expenses and other liabilities	61,789
Payable for capital stock repurchased	12,239
Deferred directors’ fees	2,852

Total liabilities	1,323,973

NET ASSETS	$285,471,295

Net assets were comprised of:
Common stock, at $0.01 par value	$260,063
Paid-in capital in excess of par	204,762,708

205,022,771
Undistributed net investment income	2,691,920
Accumulated net realized gain on investments	28,335,483
Net unrealized appreciation on investments	49,421,121

Net assets, December 31, 2004	$285,471,295

Net asset value and redemption price per share, $285,471,295 / 26,006,274 outstanding shares of common stock (authorized 225,000,000 shares)	$10.98

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $142,109 foreign withholding tax)	$5,092,965
Interest	259,693

5,352,658

EXPENSES
Management fee	2,345,285
Custodian’s fees and expenses	134,000
Shareholders’ reports	39,000
Audit fee	17,000
Directors’ fees	14,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses	5,000
Commitment fee on syndicated credit agreement	4,000
Miscellaneous	11,531

Total expenses	2,578,816
Less: custodian fee credit	(125)

Net expenses	2,578,691

NET INVESTMENT INCOME	2,773,967

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	35,470,827
Foreign currency transactions	(37,876)

35,432,951

Net change in unrealized appreciation (depreciation) on:
Investments	(2,603,810)
Foreign currencies	810

(2,603,000)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	32,829,951

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,603,918

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,773,967	$1,956,738
Net gain (loss) on investments and foreign currencies	35,432,951	(1,290,464)
Net change in unrealized appreciation (depreciation) on investments	(2,603,000)	70,408,319

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	35,603,918	71,074,593

DIVIDENDS:
Dividends from net investment income	(1,941,811)	(1,086,448)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [13,018,059 and 22,745,942 shares, respectively]	132,163,329	193,625,269
Capital stock issued in reinvestment of dividends [194,961 and 148,219 shares, respectively]	1,941,811	1,086,448
Capital stock repurchased [27,136,196 and 4,601,620 shares, respectively]	(273,492,422)	(38,456,775)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(139,387,282)	156,254,942

TOTAL INCREASE (DECREASE) IN NET ASSETS	(105,725,175)	226,243,087
NET ASSETS:
Beginning of year	391,196,470	164,953,383

End of year (a)	$285,471,295	$391,196,470

(a) Includes undistributed net investment income of:	$2,691,920	$1,897,640

SEE NOTES TO FINANCIAL STATEMENTS.

A7

SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value (cost $342,435,171)	$392,882,873
Dividends and interest receivable	423,710
Receivable for capital stock sold	366,592
Receivable for investments sold	332,817
Prepaid expenses	5,284

Total assets	394,011,276

LIABILITIES
Management fee payable	292,106
Payable for investments purchased	186,241
Payable for capital stock repurchased	165,520
Accrued expenses and other liabilities	56,201
Deferred directors’ fees	2,492

Total liabilities	702,560

NET ASSETS	$393,308,716

Net assets were comprised of:
Common stock, at $0.01 par value	$253,546
Paid-in capital in excess of par	294,238,612

294,492,158
Undistributed net investment income	2,138,010
Accumulated net realized gain on investments	46,230,846
Net unrealized appreciation on investments	50,447,702

Net assets, December 31, 2004	$393,308,716

Net asset value and redemption price per share, $393,308,716 / 25,354,646 outstanding shares of common stock (authorized 100,000,000 shares)	$15.51

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $5,132 foreign withholding tax)	$4,996,008
Interest	102,138

5,098,146

EXPENSES
Management fee	2,765,394
Custodian’s fees and expenses	128,000
Shareholders’ reports	15,000
Audit fee	15,000
Directors’ fees	12,000
Legal fees and expenses	8,600
Transfer agent’s fees and expenses	4,600
Commitment fee on syndicated credit agreement	3,800
Miscellaneous	9,226

Total expenses	2,961,620
Less: custodian fee credit	(1,484)

Net expenses	2,960,136

NET INVESTMENT INCOME	2,138,010

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	46,403,552
Net change in unrealized appreciation (depreciation) on investments	14,582,023

NET GAIN ON INVESTMENTS	60,985,575

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$63,123,585

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,138,010	$553,282
Net realized gain on investments	46,403,552	5,661,627
Net change in unrealized appreciation (depreciation) on investments	14,582,023	43,300,041

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	63,123,585	49,514,950

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(553,326)	(37,628)
Distributions from net realized capital gains	(93,547)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(646,873)	(37,628)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [11,394,458 and 12,296,185 shares, respectively]	153,984,132	135,021,387
Capital stock issued in reinvestment of dividends [49,229 and 4,099 shares, respectively]	646,873	37,628
Capital stock repurchased [5,544,868 and 3,095,968 shares, respectively]	(74,374,100)	(33,154,796)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	80,256,905	101,904,219

TOTAL INCREASE IN NET ASSETS	142,733,617	151,381,541
NET ASSETS:
Beginning of year	250,575,099	99,193,558

End of year (a)	$393,308,716	$250,575,099

(a) Includes undistributed net investment income of:	$2,138,010	$553,326

SEE NOTES TO FINANCIAL STATEMENTS.

A8

SP GROWTH ASSET ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value (cost $591,684,631)	$662,700,386
Receivable for capital stock sold	1,516,634

Total assets	664,217,020

LIABILITIES
Payable for investments purchased	1,401,040
Payable for capital stock repurchased	115,569
Management fee payable	27,097
Deferred directors’ fees	1,070

Total liabilities	1,544,776

NET ASSETS	$662,672,244

Net assets were comprised of:
Common stock, at $0.01 par value	$675,996
Paid-in capital in excess of par	562,835,492

563,511,488
Undistributed net investment income	4,573,235
Accumulated net realized gain on investments	23,571,766
Net unrealized appreciation on investments	71,015,755

Net assets, December 31, 2004	$662,672,244

Net asset value and redemption price per share, $662,672,244 / 67,599,591 outstanding shares of common stock (authorized 150,000,000 shares)	$9.80

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Dividends	$4,815,924

EXPENSES
Management fee	242,689

NET INVESTMENT INCOME	4,573,235

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	31,270,135
Net change in unrealized appreciation (depreciation) on investments	32,882,645

NET GAIN ON INVESTMENTS	64,152,780

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$68,726,015

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,573,235	$1,930,590
Net realized gain (loss) on investments	31,270,135	(3,529,031)
Net change in unrealized appreciation (depreciation) on investments	32,882,645	49,477,044

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	68,726,015	47,878,603

DIVIDENDS
Dividends from net investment income	(1,930,590)	(797,294)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [33,790,622 and 26,204,344 shares, respectively]	302,317,165	204,273,702
Capital stock issued in reinvestment of dividends [219,136 and 118,999 shares, respectively]	1,930,590	797,294
Capital stock repurchased [3,934,729 and 2,895,071 shares, respectively]	(35,076,687)	(21,817,431)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	269,171,068	183,253,565

TOTAL INCREASE IN NET ASSETS	335,966,493	230,334,874
NET ASSETS:
Beginning of year	326,705,751	96,370,877

End of year (a)	$662,672,244	$326,705,751

(a) Includes undistributed net investment income of:	$4,573,235	$1,930,590

SEE NOTES TO FINANCIAL STATEMENTS.

A9

SP LARGE CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value (cost $539,636,309)	$606,033,287
Receivable for capital stock sold	929,732
Dividends and interest receivable	912,489
Receivable for investments sold	647,298
Prepaid expenses	7,624

Total assets	608,530,430

LIABILITIES
Payable for investments purchased	6,567,561
Management fee payable	396,457
Payable for capital stock repurchased	99,755
Accrued expenses and other liabilities	58,459
Deferred directors’ fees	2,281

Total liabilities	7,124,513

NET ASSETS	$601,405,917

Net assets were comprised of:
Common stock, at $0.01 par value	$520,205
Paid-in capital in excess of par	514,697,398

515,217,603
Undistributed net investment income	5,479,674
Accumulated net realized gain on investments	14,311,662
Net unrealized appreciation on investments	66,396,978

Net assets, December 31, 2004	$601,405,917

Net asset value and redemption price per share, $601,405,917 / 52,020,523 outstanding shares of common stock (authorized 100,000,000 shares)	$11.56

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $4,506 foreign withholding tax)	$8,468,602
Interest	85,225

8,553,827

EXPENSES
Management fee	2,870,992
Custodian’s fees and expenses	139,000
Audit fee	16,000
Shareholders’ reports	15,000
Directors’ fees	9,800
Legal fees and expenses	6,500
Transfer agent’s fees and expenses	4,200
Commitment fee on syndicated credit agreement	3,400
Miscellaneous	10,340

Total expenses	3,075,232
Less: custodian fee credit	(1,079)

Net expenses	3,074,153

NET INVESTMENT INCOME	5,479,674

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	17,224,937
Net change in unrealized appreciation (depreciation) on investments	57,876,808

NET GAIN ON INVESTMENTS	75,101,745

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$80,581,419

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$5,479,674	$674,049
Net realized gain (loss) on investments	17,224,937	(194,061)
Net change in unrealized appreciation (depreciation) on investments	57,876,808	12,923,618

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	80,581,419	13,403,606

DIVIDENDS:
Dividends from net investment income	(674,049)	—

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [49,406,222 and 4,233,763 shares, respectively]	498,844,480	36,308,863
Capital stock issued in reinvestment of dividends [67,744 and 0 shares, respectively]	674,049	—
Capital stock repurchased [4,817,105 and 1,778,946 shares, respectively]	(50,902,662)	(15,149,223)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	448,615,867	21,159,640

TOTAL INCREASE IN NET ASSETS	528,523,237	34,563,246
NET ASSETS:
Beginning of year	72,882,680	38,319,434

End of year (a)	$601,405,917	$72,882,680

(a) Includes undistributed net investment income of:	$5,479,674	$674,049

SEE NOTES TO FINANCIAL STATEMENTS.

A10

SP LSV INTERNATIONAL VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value (cost $220,412,097)	$239,115,152
Foreign currency, at value (cost $943,936)	966,567
Receivable for capital stock sold	320,806
Dividends and interest receivable	254,059
Tax reclaim receivable	138,378
Due from manager	20,750
Prepaid expenses	3,171

Total assets	240,818,883

LIABILITIES
Accrued expenses and other liabilities	89,056
Payable for capital stock repurchased	26,448

Total liabilities	115,504

NET ASSETS	$240,703,379

Net assets were comprised of:
Common stock, at $0.01 par value	$272,210
Paid-in capital in excess of par	197,610,021

197,882,231
Undistributed net investment income	1,010,556
Accumulated net realized gain on investments	23,065,703
Net unrealized appreciation on investments and foreign currencies	18,744,889

Net assets, December 31, 2004	$240,703,379

Net asset value and redemption price per share, $240,703,379 / 27,221,002 outstanding shares of common stock (authorized 100,000,000 shares)	$8.84

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $368,690 foreign withholding tax)	$3,101,222
Interest	56,021

3,157,243

EXPENSES
Management fee	1,589,386
Custodian’s fees and expenses	375,000
Shareholders’ reports	154,000
Audit fee	20,000
Directors’ fees	12,000
Legal fees and expenses	6,500
Transfer agent’s fees and expenses	4,600
Commitment fee on syndicated credit agreement	2,200
Miscellaneous	16,287

Total expenses	2,179,973
Less: custodian fee credit	(21)
expense subsidy	(237,390)

Net expenses	1,942,562

NET INVESTMENT INCOME	1,214,681

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investments (net of $22,731 Thailand capital gains tax)	30,330,305
Foreign currency transactions	(169,065)

30,161,240

Net change in unrealized appreciation (depreciation) on:
Investments	(437,642)
Foreign currencies	29,427

(408,215)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	29,753,025

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,967,706

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,214,681	$642,658
Net realized gain (loss) on investments and foreign currencies	30,161,240	(209,164)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(408,215)	21,592,977

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	30,967,706	22,026,471

DIVIDENDS:
Dividends from net investment income	(662,879)	(499,019)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [15,630,900 and 18,868,658 shares, respectively]	122,280,619	119,338,463
Capital stock issued in reinvestment of dividends [85,422 and 87,490 shares, respectively]	662,879	499,019
Capital stock repurchased [4,118,400 and 10,962,639 shares, respectively]	(32,402,675)	(67,886,396)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	90,540,823	51,951,086

TOTAL INCREASE IN NET ASSETS	120,845,650	73,478,538
NET ASSETS:
Beginning of year	119,857,729	46,379,191

End of year (a)	$240,703,379	$119,857,729

(a) Includes undistributed net investment income of:	$1,010,556	$650,550

SEE NOTES TO FINANCIAL STATEMENTS.

A11

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value (cost $24,859,573)	$27,830,193
Dividends and interest receivable	28,898
Receivable for investments sold	9,105
Receivable for capital stock sold	3,727
Prepaid expenses	418

Total assets	27,872,341

LIABILITIES
Accrued expenses and other liabilities	60,186
Payable for investments purchased	20,585
Management fee payable	17,254
Payable for capital stock repurchased	2,697
Deferred directors’ fees	2,244

Total liabilities	102,966

NET ASSETS	$27,769,375

Net assets were comprised of:
Common stock, at $0.01 par value	$39,112
Paid-in capital in excess of par	26,419,100

26,458,212
Undistributed net investment income	151,056
Accumulated net realized loss on investments	(1,810,513)
Net unrealized appreciation on investments and foreign currencies	2,970,620

Net assets December 31, 2004	$27,769,375

Net asset value and redemption price per share, $27,769,375 / 3,911,177 outstanding shares of common stock (authorized 100,000,000 shares)	$7.10

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $1,531 foreign withholding tax)	$379,237
Interest	6,460

385,697

EXPENSES
Management fee	175,963
Custodian’s fees and expenses	104,000
Shareholders’ reports	20,000
Audit fee	15,000
Directors’ fees	8,500
Legal fees and expenses	7,800
Transfer agent’s fees and expenses	3,500
Commitment fee on syndicated credit agreement	300
Miscellaneous	5,798

Total expenses	340,861
Less: expense subsidy	(106,207)
custodian fee credit	(12)

Net expenses	234,642

NET INVESTMENT INCOME	151,055

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on Investments	2,239,747

Net change in unrealized appreciation (depreciation) on investments	546,409

NET GAIN ON INVESTMENTS	2,786,156

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,937,211

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE IN NET ASSETS
OPERATIONS:
Net investment income	$151,055	$43,900
Net realized gain on investments and foreign currencies	2,239,747	699,563
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	546,409	2,517,285

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,937,211	3,260,748

DIVIDENDS:
Dividends from net investment income	(43,843)	(14,769)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [1,316,690 and 1,965,303 shares, respectively]	8,563,365	11,160,163
Capital stock issued in reinvestment of dividends [6,959 and 3,026 shares, respectively]	43,843	14,769
Capital stock repurchased [624,517 and 625,563 shares, respectively]	(4,048,590)	(3,444,184)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	4,558,618	7,730,748

TOTAL INCREASE IN NET ASSETS	7,451,986	10,976,727
NET ASSETS:
Beginning of year	20,317,389	9,340,662

End of year (a)	$27,769,375	$20,317,389

(a) Includes undistributed net investment income of:	$151,056	$43,844

SEE NOTES TO FINANCIAL STATEMENTS.

A12

SP MID-CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value (cost $86,617,486)	$107,547,030
Receivable for capital stock sold	132,526
Dividends and interest receivable	13,423
Prepaid expenses	1,421

Total assets	107,694,400

LIABILITIES
Accrued expenses and other liabilities	91,077
Management fee payable	70,367
Payable for capital stock repurchased	19,884
Deferred directors’ fees	2,271

Total liabilities	183,599

NET ASSETS	$107,510,801

Net assets were comprised of:
Common stock, at $0.01 par value	$156,872
Paid-in capital in excess of par	91,736,434

91,893,306
Accumulated net investment loss	(2,271)
Accumulated net realized loss on investments and foreign currencies	(5,309,778)
Net unrealized appreciation on investments	20,929,544

Net assets, December 31, 2004	$107,510,801

Net asset value and redemption price per share, $107,510,801 / 15,687,192 outstanding shares of common stock (authorized 100,000,000 shares)	$6.85

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $351 foreign withholding tax)	$223,654
Interest	22,464

246,118

EXPENSES
Management fee	625,848
Custodian’s fees and expenses	97,000
Shareholders’ reports	58,000
Audit fee	18,000
Legal fees and expenses	11,000
Directors’ fees	10,000
Transfer agent’s fees and expenses	4,500
Commitment fee on syndicated credit agreement	700
Miscellaneous	9,117

Total expenses	834,165
Less: custodian fee credit	(86)
expense subsidy	(51,812)

Net expenses	782,267

NET INVESTMENT LOSS	(536,149)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	5,342,999
Net change in unrealized appreciation (depreciation) on investments	11,075,571

NET GAIN ON INVESTMENTS	16,418,570

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,882,421

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(536,149)	$(243,009)
Net realized gain on investments and foreign currencies	5,342,999	998,920
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	11,075,571	10,267,488

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	15,882,421	11,023,399

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [7,647,553 and 8,725,545 shares, respectively]	46,088,129	44,431,608
Capital stock repurchased [2,246,630 and 2,903,968 shares, respectively]	(13,367,426)	(14,817,541)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	32,720,703	29,614,067

TOTAL INCREASE IN NET ASSETS	48,603,124	40,637,466
NET ASSETS:
Beginning of year	58,907,677	18,270,211

End of year	$107,510,801	$58,907,677

SEE NOTES TO FINANCIAL STATEMENTS.

A13

SP PIMCO HIGH YIELD PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value (cost $293,322,796)	$308,112,180
Foreign currency, at value (cost $7,251)	7,342
Cash	132,811
Dividends and interest receivable	5,530,771
Receivable for capital stock sold	463,625
Receivable for investments sold	65,672
Interest receivable on swap agreements	12,698
Due from broker-variation margin	11,725
Prepaid expenses	4,480
Unrealized appreciation on swaps	19,489

Total assets	314,360,793

LIABILITIES
Payable for investments purchased	1,587,263
Management fee payable	155,662
Accrued expenses and other liabilities	57,095
Unrealized depreciation on forward foreign currency contracts	19,040
Unrealized depreciation on swaps	17,215
Payable for capital stock repurchased	5,715
Deferred directors’ fee	2,378

Total liabilities	1,844,368

NET ASSETS	$312,516,425

Net assets were comprised of:
Common stock, at $0.01 par value	$292,877
Paid-in capital in excess of par	293,072,609

293,365,486
Undistributed net investment income	566,869
Accumulated net realized gain on investments	3,945,326
Net unrealized appreciation on investments	14,638,744

Net assets, December 31, 2004	$312,516,425

Net asset value and redemption price per share, $312,516,425 / 29,287,729 outstanding shares of common stock (authorized 100,000,000 shares)	$10.67

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Interest	$20,081,193
Dividends	1,607

20,082,800

EXPENSES
Management fee	1,638,357
Custodian’s fees and expenses	139,000
Shareholders’ reports	25,000
Audit fee	20,000
Directors’ fees	15,000
Legal fees and expenses	7,500
Transfer agent’s fees and expenses	4,200
Commitment fee on syndicated credit agreement	3,200
Miscellaneous	9,405

Total expenses	1,861,662
Less: custodian fee credit	(4,724)

Net expenses	1,856,938

NET INVESTMENT INCOME	18,225,862

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	4,475,998
Options written	201,553
Futures transactions	52,938
Foreign currency transactions	(146,302)
Interest rate swaps	11,832

4,596,019

Net change in unrealized appreciation (depreciation) on:
Investments	1,799,539
Futures	(147,334)
Foreign currencies	(18,278)
Interest rate swaps	14,972

1,648,899

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	6,244,918

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,470,780

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$18,225,862	$11,335,484
Net realized gain on investments and foreign currencies	4,596,019	5,908,435
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,648,899	15,178,982

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	24,470,780	32,422,901

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(18,437,315)	(11,263,009)
Distributions from net realized capital gains	(2,719,931)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(21,157,246)	(11,263,009)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [12,666,692 and 20,514,138 shares, respectively]	133,099,782	207,016,868
Capital stock issued in reinvestment of dividends [2,033,225 and 1,111,648 shares, respectively]	21,157,246	11,263,009
Capital stock repurchased [8,990,655 and 10,279,132 shares, respectively]	(93,304,039)	(103,413,348)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	60,952,989	114,866,529

TOTAL INCREASE IN NET ASSETS	64,266,523	136,026,421
NET ASSETS:
Beginning of year	248,249,902	112,223,481

End of year (a)	$312,516,425	$248,249,902

(a) Includes undistributed net investment income of:	$566,869	$166,131

SEE NOTES TO FINANCIAL STATEMENTS.

A14

SP PIMCO TOTAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value (cost $1,144,228,664)	$1,155,606,341
Foreign currency, at value (cost $3,053,207)	3,125,826
Cash	2,315,739
Receivable for investments sold	273,477,101
Interest receivable	10,254,908
Unrealized appreciation on swaps	3,108,901
Due from broker-variation margin	1,300,844
Premium for swaps purchased	1,119,921
Receivable for capital stock sold	995,276
Interest receivable on swap agreements	622,918
Unrealized appreciation on forward foreign currency contracts	140,035
Prepaid expenses	16,609

Total assets	1,452,084,419

LIABILITIES
Investments sold short, at value (proceeds received $189,767,078)	190,311,850
Payable for investments purchased	141,348,342
Premium for swaps written	8,482,617
Unrealized depreciation swaps	6,736,622
Interest payable on investments sold short	1,867,446
Outstanding options written (premium received $4,600,694)	1,853,109
Interest payable on swap agreements	1,032,665
Unrealized depreciation on forward foreign currency contracts	783,750
Management fee payable	548,707
Accrued expenses	85,073
Payable for capital stock repurchased	37,166
Deferred directors’ fees	2,730

Total liabilities	353,090,077

NET ASSETS	$1,098,994,342

Net assets were comprised of:
Common stock, at $0.01 par value	$940,837
Paid-in capital in excess of par	1,059,328,019

1,060,268,856
Undistributed net investment income	14,907,720
Accumulated net realized gain on investments	14,854,308
Net unrealized appreciation on investments and foreign currencies	8,963,458

Net assets, December 31, 2004	$1,098,994,342

Net asset value and redemption price per share, $1,098,994,342 / 94,083,695 outstanding shares of common stock (authorized 225,000,000 shares)	$11.68

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Interest	$25,453,776
Dividends	18,900

25,472,676

EXPENSES
Management fee	5,734,119
Custodian’s fees and expenses	276,000
Shareholders’ reports	71,000
Interest expense—short sales	63,070
Directors’ fees	25,000
Audit fee	20,000
Insurance expenses	18,000
Commitment fee on syndicated credit agreement	10,000
Legal fees and expenses	7,500
Transfer agent’s fees and expenses	5,000
Miscellaneous	5,020

Total expenses	6,234,709
Less: custodian fee credit	(2,797)

Net expenses	6,231,912

NET INVESTMENT INCOME	19,240,764

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	15,428,615
Options written	2,531,837
Futures	15,899,851
Foreign currency	(4,397,861)
Swaps	7,481,130
Short sales	(7,238,275)

29,705,297

Net change in unrealized appreciation (depreciation) on:
Investments	4,251,987
Options written	1,641,547
Futures	(4,345,938)
Foreign currencies	921,444
Swaps	(3,940,023)
Short sales	762,524

(708,459)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	28,996,838

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,237,602

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$19,240,764	$14,662,767
Net realized gain on investments and foreign currencies	29,705,297	19,177,690
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(708,459)	2,132,613

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	48,237,602	35,973,070

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(18,784,427)	(16,698,108)
Distributions from net realized capital gains	(16,595,819)	(12,318,942)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(35,380,246)	(29,017,050)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [33,233,895 and 40,628,530 shares, respectively]	382,917,441	466,437,561
Capital stock issued in reinvestment of dividends and distributions [3,069,432 and 2,550,340 shares, respectively]	35,380,246	29,017,050
Capital stock repurchased [14,954,106 and 11,794,598 shares, respectively]	(171,285,273)	(134,952,839)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	247,012,414	360,501,772

TOTAL INCREASE IN NET ASSETS	259,869,770	367,457,792
NET ASSETS:
Beginning of year	839,124,572	471,666,780

End of year (a)	$1,098,994,342	$839,124,572

(a) Includes undistributed net investment income of:	$14,907,720	$3,547,759

SEE NOTES TO FINANCIAL STATEMENTS.

A15

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value including securities on loan of $44,398,773 (cost $155,771,381)	$175,394,065
Receivable for capital stock sold	103,783
Receivable for investments sold	70,145
Dividends receivable	18,894
Prepaid expenses	1,986

Total assets	175,588,873

LIABILITIES
Collateral for securities on loan	46,313,348
Payable for investments purchased	222,619
Outstanding options written (premium received $38,320)	123,450
Accrued expenses and other liabilities	108,589
Management fee payable	63,180
Payable for capital stock repurchased	47,603
Distribution fee payable	76
Administration fee payable	45
Payable to custodian	16

Total liabilities	46,878,926

NET ASSETS	$128,709,947

Net assets were comprised of:
Common stock, at $0.01 par value	$159,444
Paid-in capital in excess of par	87,181,260

87,340,704
Undistributed net investment income	169
Accumulated net realized gain on investments	21,831,444
Net unrealized appreciation on investments and foreign currencies	19,537,630

Net assets, December 31, 2004	$128,709,947

Class I:
Net asset value and redemption price per share, $128,344,648 / 15,898,521 outstanding shares of common stock (authorized 100,000,000 shares)	$8.07

Class II:
Net asset value and redemption price per share, $365,299 / 45,870 outstanding shares of common stock (authorized 60,000,000 shares)	$7.96

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT LOSS
Dividends (net of $2,883 foreign withholding tax)	$266,622
Interest	438
Income from securities loaned, net	62,077

329,137

EXPENSES
Management fee	815,744
Distribution fee—Class II	836
Administration fee—Class II	501
Custodian’s fees and expenses	131,000
Shareholders’ reports	35,000
Audit fee	15,000
Directors’ fees	12,000
Legal fees and expenses	8,000
Transfer agent’s fees and expenses	4,600
Commitment fee on syndicated credit agreement	1,600
Miscellaneous	32,751

Total expenses	1,057,032
Less: custodian fee credit	(166)

Net expenses	1,056,866

NET INVESTMENT LOSS	(727,729)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investments	23,028,485
Foreign currency transactions	170
Options written	51,154

23,079,809

Net change in unrealized appreciation (depreciation) on:
Investments	4,487,544
Options written	(85,130)
Foreign currencies	(47)

4,402,367

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	27,482,176

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,754,447

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(727,729)	$(540,051)
Net realized gain on investments and foreign currencies	23,079,809	15,663,844
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	4,402,367	15,314,960

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	26,754,447	30,438,753

DIVIDENDS AND DISTRIBUTIONS:
Distributions from net realized capital gains
Class I	(56,557)	—
Class II	(96)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(56,653)	—

CAPITAL STOCK TRANSACTIONS (Note 7):
Capital stock sold [11,301,550 and 19,310,787 shares, respectively]	79,126,894	114,911,354
Capital stock issued in reinvestment of dividends and distributions [8,331 and 0 shares, respectively]	56,653	—
Capital stock repurchased [20,993,725 and 4,638,713 shares, respectively]	(147,512,432)	(26,241,240)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(68,328,885)	88,670,114

TOTAL INCREASE (DECREASE) IN NET ASSETS	(41,631,091)	119,108,867
NET ASSETS:
Beginning of year	170,341,038	51,232,171

End of year (a)	$128,709,947	$170,341,038

(a) Includes undistributed net investment income of:	$169	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A16

SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value (cost $162,543,090)	$184,976,401
Cash	167,888
Receivable for capital stock sold	223,597
Receivable for investments sold	20,853
Dividends and interest receivable	7,564
Prepaid expenses	2,465

Total assets	185,398,768

LIABILITIES
Payable for investments purchased	1,108,807
Management fee payable	144,522
Accrued expenses and other liabilities	56,360
Payable for capital stock repurchased	14,418
Deferred directors’ fees	2,245

Total liabilities	1,326,352

NET ASSETS	$184,072,416

Net assets were comprised of:
Common stock, at $0.01 par value	$284,888
Paid-in capital in excess of par	181,363,005

181,647,893
Accumulated net investment loss	(2,245)
Accumulated net realized loss on investments	(20,006,543)
Net unrealized appreciation on investments	22,433,311

Net assets, December 31, 2004	$184,072,416

Net asset value and redemption price per share, $184,072,416 / 28,488,795 outstanding shares of common stock (authorized 100,000,000 shares)	$6.46

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Dividends	$218,681
Interest	79,953

298,634

EXPENSES
Management fee	1,090,179
Custodian’s fees and expenses	102,000
Audit fee	16,000
Shareholders’ reports	15,000
Directors’ fees	9,400
Legal fees and expenses	7,000
Transfer agent's fees and expenses	4,200
Commitment fee on syndicated credit agreement	1,200
Miscellaneous	5,339

Total expenses	1,250,318
Less: custodian fee credit	(2,200)

Net expenses	1,248,118

NET INVESTMENT LOSS	(949,484)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(16,711,867)
Net change in unrealized appreciation (depreciation) on investments	18,224,820

NET GAIN ON INVESTMENTS	1,512,953

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$563,469

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(949,484)	$(148,909)
Net realized gain (loss) on investments	(16,711,867)	1,829,830
Net change in unrealized appreciation (depreciation) on investments	18,224,820	4,451,430

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	563,469	6,132,351

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [26,969,916 and 6,256,852 shares, respectively]	173,200,231	37,240,835
Capital stock repurchased [3,851,078 and 3,473,309 shares, respectively]	(24,710,400)	(20,867,128)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	148,489,831	16,373,707

TOTAL INCREASE IN NET ASSETS	149,053,300	22,506,058
NET ASSETS:
Beginning of year	35,019,116	12,513,058

End of year	$184,072,416	$35,019,116

SEE NOTES TO FINANCIAL STATEMENTS.

A17

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value (cost $53,383,236)	$62,597,865
Dividends and interest receivable	27,170
Receivable for investments sold	12,637
Receivable for capital stock sold	7,190
Prepaid expenses	772

Total assets	62,645,634

LIABILITIES
Payable for investments purchased	376,778
Accrued expenses and other liabilities	58,335
Management fee payable	45,776
Distribution fee payable	6,433
Administration fee payable	3,860
Deferred directors’ fees	2,271
Payable for capital stock repurchased	1,200

Total liabilities	494,653

NET ASSETS	$62,150,981

Net assets were comprised of:
Common stock, at $0.01 par value	$89,581
Paid-in capital in excess of par	56,548,087

56,637,668
Accumulated net investment loss	(2,271)
Accumulated net realized loss on investments	(3,699,045)
Net unrealized appreciation on investments	9,214,629

Net assets, December 31, 2004	$62,150,981

Class I:
Net asset value and redemption price per share, $30,086,112 / 4,300,654 outstanding shares of common stock (authorized 100,000,000 shares)	$7.00

Class II:
Net asset value and redemption price per share, $32,064,869 / 4,657,483 outstanding shares of common stock (authorized 60,000,000 shares)	$6.88

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $5,779 foreign withholding tax)	$468,820
Interest	4,266

473,086

EXPENSES
Management fee	412,271
Distribution fee—Class II	50,442
Administration fee—Class II	30,265
Custodian’s fees and expenses	110,000
Shareholders’ reports	18,000
Audit fee	16,000
Directors’ fees and expenses	10,000
Legal fees and expenses	9,000
Transfer agent's fees and expenses	3,700
Commitment fee on syndicated credit agreement	900
Miscellaneous	6,825

Total expenses	667,403
Loan interest expense (Note 8)	32
Less: custodian fee credit	(116)
expense subsidy	(123,982)

Net expenses	543,337

NET INVESTMENT LOSS	(70,251)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	920,465
Net change in unrealized appreciation (depreciation) on investments	4,744,770

NET GAIN ON INVESTMENTS	5,665,235

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,594,984

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(70,251)	$(110,283)
Net realized gain on investments	920,465	453,290
Net change in unrealized appreciation (depreciation) on investments	4,744,770	5,735,988

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	5,594,984	6,078,995

CAPITAL STOCK TRANSACTIONS (Note 7):
Capital stock sold [4,453,940 and 3,613,901 shares, respectively]	28,204,223	20,091,224
Capital stock repurchased [1,186,253 and 1,382,835 shares, respectively]	(7,525,789)	(7,637,169)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	20,678,434	12,454,055

TOTAL INCREASE IN NET ASSETS	26,273,418	18,533,050
NET ASSETS:
Beginning of year	35,877,563	17,344,513

End of year	$62,150,981	$35,877,563

SEE NOTES TO FINANCIAL STATEMENTS.

A18

SP TECHNOLOGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value (cost $27,174,510)	$29,110,348
Foreign currency, at value (cost: $21,780)	23,447
Receivable for capital stock sold	12,870
Dividends and interest receivable	6,125
Prepaid expenses	427

Total assets	29,153,217

LIABILITIES
Accrued expenses and other liabilities	61,637
Payable for investments purchased	29,463
Management fee payable	26,654
Payable for capital stock repurchased	2,660
Deferred directors’ fees	2,243

Total liabilities	122,657

NET ASSETS	$29,030,560

Net assets were comprised of:
Common stock, at $0.01 par value	$60,874
Paid-in capital in excess of par	31,152,490

31,213,364
Accumulated net investment loss	(2,243)
Accumulated net realized loss on investments	(4,118,066)
Net unrealized appreciation on investments and foreign currencies	1,937,505

Net assets, December 31, 2004	$29,030,560

Net asset value and redemption price per share, $29,030,560 / 6,087,362 outstanding shares of common stock (authorized 100,000,000 shares)	$4.77

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $9,991 foreign withholding tax)	$170,846
Interest	13,810

184,656

EXPENSES
Management fee	276,435
Custodian’s fees and expenses	95,000
Shareholders’ reports	16,000
Audit fee	16,000
Legal fees	9,300
Directors’ fees	9,000
Transfer agent’s fees and expenses	3,500
Commitment fee on syndicated credit agreement	300
Miscellaneous	5,031

Total expenses	430,566
Less: custodian fee credit	(62)
expense subsidy	(118,037)

Net expenses	312,467

NET INVESTMENT LOSS	(127,811)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investments	1,283,734
Foreign currency transactions	3,597

1,287,331

Net change in unrealized appreciation (depreciation) on:
Investments	(910,259)
Foreign currencies	1,204

(909,055)

NET GAIN ON INVESTMENTS	378,276

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$250,465

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(127,811)	$(122,118)
Net realized gain on investments and foreign currencies	1,287,331	48,938
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(909,055)	3,937,245

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	250,465	3,864,065

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [3,745,186 and 3,893,739 shares, respectively]	17,297,839	16,576,777
Capital stock repurchased [1,850,749 and 1,654,394 shares, respectively]	(8,532,718)	(6,966,079)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	8,765,121	9,610,698

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,015,586	13,474,763
NET ASSETS:
Beginning of year	20,014,974	6,540,211

End of year	$29,030,560	$20,014,974

SEE NOTES TO FINANCIAL STATEMENTS.

A19

SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value (cost $328,513,549)	$385,241,858
Foreign currency, at value (cost $3,235,471)	3,242,661
Cash	10,623
Receivable for investments sold	3,867,292
Receivable for capital stock sold	335,918
Dividends and interest receivable	219,724
Tax reclaim receivable	88,880
Unrealized appreciation on forward foreign currency contracts	13,844
Prepaid expenses	5,288

Total assets	393,026,088

LIABILITIES
Payable for investments purchased	3,573,564
Payable for capital stock repurchased	943,250
Management fee payable	267,814
Accrued expenses and other liabilities	108,886
Distribution fee payable	29,859
Administration fee payable	17,915
Unrealized depreciation on forward foreign currency contracts	8,751

Total liabilities	4,950,039

NET ASSETS	$388,076,049

Net assets were comprised of:
Common stock, at $0.01 par value	$568,802
Paid-in capital, in excess of par	311,649,262

312,218,064
Undistributed net investment income	889,002
Accumulated net realized gain on investments	18,248,227
Net unrealized appreciation on investments and foreign currencies	56,720,756

Net assets, December 31, 2004	$388,076,049

Class I:
Net asset value and redemption price per share, $249,062,306 / 36,339,574 outstanding shares of common stock (authorized 100,000,000 shares)	$6.85

Class II:
Net asset value and redemption price per share, $139,013,743 / 20,540,674 outstanding shares of common stock (authorized 150,000,000 shares)	$6.77

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $476,121 foreign withholding tax)	$4,607,222
Income from securities lending, net	74,866

4,682,088

EXPENSES
Management fee	2,535,914
Distribution fee—Class II	333,030
Administration fee—Class II	199,818
Custodian’s fees and expenses	365,000
Shareholders’ reports	69,000
Audit fee	20,000
Directors’ fees	13,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses	5,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	13,811

Total expenses	3,567,573
Loan interest expense (Note 8)	124

Net expenses	3,567,697

NET INVESTMENT INCOME	1,114,391

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments (net of Thailand capital gains taxes of $13,951)	28,632,439
Foreign currency transactions	(243,024)

28,389,415

Net change in unrealized appreciation (depreciation) on:
Investments	20,675,439
Foreign currencies	(311,049)

20,364,390

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	48,753,805

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$49,868,196

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,114,391	$347,599
Net realized gain on investments and foreign currencies	28,389,415	3,650,438
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	20,364,390	39,155,909

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	49,868,196	43,153,946

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class I	(268,170)	—
Class II	—	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(268,170)	—

CAPITAL STOCK TRANSACTIONS (Note 7):
Capital stock sold [41,429,271 and 67,706,358 shares, respectively]	251,906,575	323,300,178
Capital stock issued in reinvestment of dividends and distributions [44,253 and 0 shares, respectively]	268,170	—
Capital stock repurchased [22,043,280 and 44,166,056 shares, respectively]	(132,966,714)	(205,761,119)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	119,208,031	117,539,059

TOTAL INCREASE IN NET ASSETS	168,808,057	160,693,005
NET ASSETS:
Beginning of year	219,267,992	58,574,987

End of year (a)	$388,076,049	$219,267,992

(a) Includes undistributed net investment income of:	$889,002	$268,170

SEE NOTES TO FINANCIAL STATEMENTS.

A20

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 100.0%
MUTUAL FUNDS	Shares	Value (Note 2)
Jennison Portfolio (Class I)	1,775,031	$32,199,057
SP Goldman Sachs Small Cap Value Portfolio	886,949	13,756,576
SP Large Cap Value Portfolio	4,069,502	47,043,439
SP LSV International Value Portfolio	1,707,074	15,090,533
SP State Street Research Small Cap Growth Portfolio	2,145,181	13,857,869
SP William Blair International Growth Portfolio (Class I)	2,184,867	14,966,337

TOTAL INVESTMENTS — 100.0% (cost $121,496,431; Note 6)		136,913,811
LIABILITIES IN EXCESS OF OTHER ASSETS		(6,348)

NET ASSETS — 100.0%		$136,907,463

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Mutual Funds	100.0%
Liabilities in excess of other assets	— (a)

100.0%

(a)	Less the 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

B1

SP AIM AGGRESSIVE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 91.8%		Value (Note 2)
COMMON STOCKS	Shares
Advertising — 1.5%
Lamar Advertising Co.(a)	5,500	$235,290
Omnicom Group, Inc.	3,200	269,824

		505,114

Airlines — 0.8%
Southwest Airlines Co.	16,000	260,480

Bank and Savings & Loans — 1.4%
New York Community Bancorp, Inc.	11,969	246,202
North Fork Bancorporation, Inc.	7,900	227,915

		474,117

Chemicals — 1.0%
PerkinElmer, Inc.	8,000	179,920
Valspar Corp. (The)	3,200	160,032

		339,952

Commercial Services — 8.3%
Acxiom Corp.	7,900	207,770
Cintas Corp.	12,000	526,320
CoStar Group, Inc.(a)	3,900	180,102
Fiserv, Inc.(a)	18,000	723,420
Iron Mountain, Inc.(a)	12,000	365,880
Nalco Holding Co.(a)	16,400	320,128
Paychex, Inc.	12,060	411,005

		2,734,625

Computer Services — 2.4%
Electronics for Imaging, Inc.(a)	6,200	107,942
SunGuard Data Systems, Inc.(a)	24,040	681,053

		788,995

Distribution/Wholesale — 1.0%
CDW Corp.	4,850	321,798

Diversified Operations — 1.7%
ARAMARK Corp. (Class “B” Stock)	7,200	190,872
Blount International, Inc.(a)	20,200	351,884

		542,756

Drugs & Medical Supplies — 13.4%
Advanced Medical Optics, Inc.(a)	4,300	176,902
Amylin Pharmaceuticals, Inc.(a)	10,800	252,288
Barr Pharmaceuticals, Inc.(a)	4,200	191,268
Cytyc Corp.(a)	7,600	209,532
Endo Pharmaceuticals Holdings, Inc.(a) .	5,500	115,610
Eon Labs, Inc.(a)	9,300	251,100
Express Scripts, Inc.(a)	2,300	175,812
Eyetech Pharmaceuticals, Inc.(a)	4,600	209,300
Fisher Scientific International, Inc.(a)	12,000	748,560
Impax Laboratories, Inc.(a)	10,200	161,976
Invitrogen Corp.(a)	4,800	322,224
IVAX Corp.(a)	15,050	238,091
Medco Health Solutions, Inc.(a)	7,200	299,520
MGI Pharma, Inc.(a)	8,000	224,080
Neurocrine Biosciences, Inc.(a)	2,700	133,110
OSI Pharmaceuticals, Inc.(a)	3,150	235,777
QLT, Inc. (Canada)(a)	16,100	258,888
Valeant Pharmaceuticals International	7,000	184,450

		4,388,488

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Electronics — 8.1%
Agilent Technologies, Inc.(a)	12,000	$289,200
Akamai Technologies, Inc.(a)	16,000	208,480
Alliance Data Systems Corp.(a)	10,400	493,792
DPL, Inc.	6,500	163,215
Littelfuse, Inc.(a)	3,900	133,224
Microchip Technology, Inc.	24,055	641,306
Molex, Inc.	5,500	165,000
Polycom, Inc.(a)	8,000	186,560
Synopsys, Inc.(a)	12,800	251,136
Xilinx, Inc.	4,400	130,460

		2,662,373

Financial Services — 4.0%
Affiliated Managers Group, Inc.(a)	3,950	267,573
Investors Financial Services Corp.	17,660	882,647
Legg Mason, Inc.	2,405	176,190

		1,326,410

Food & Beverage — 0.8%
Coca-Cola Enterprises, Inc.	12,000	250,200

Hospitals/Healthcare Management — 4.2%
Caremark Rx, Inc.(a)	14,900	587,507
DaVita, Inc.(a)	7,200	284,616
LifePoint Hospitals, Inc.(a)	5,500	191,510
Triad Hospitals, Inc.(a)	8,000	297,680

		1,361,313

Human Resources — 1.7%
Robert Half International, Inc.	19,100	562,113

Internet Content — 0.8%
Symantec Corp.(a)	9,600	247,296

Leisure — 3.2%
Brunswick Corp.	4,800	237,600
La Quinta Corp.(a)	23,500	213,615
Regal Entertainment Group (Class “A” Stock)	14,600	302,950
Royal Caribbean Cruises Ltd.	5,600	304,864

		1,059,029

Machinery — 0.5%
Joy Global, Inc.	4,100	178,063

Manufacturing — 7.3%
American Standard Co., Inc.(a)	16,000	661,120
Bowater, Inc.	8,400	369,348
Cooper Industries, Ltd. (Class “A” Stock)	4,100	278,349
EnerSys(a)	17,600	268,400
Sappi Ltd. ADR(South Africa)	15,700	227,650
Tektronix, Inc.	6,300	190,323
Textron, Inc.	5,600	413,280

		2,408,470

Media — 2.9%
Radio One, Inc. (Class “D” Stock)(a)	19,200	309,504
Univision Communications, Inc. (Class “A” Stock)(a)	22,002	643,999

		953,503

SEE NOTES TO FINANCIAL STATEMENTS.

B2

SP AIM AGGRESSIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Oil & Gas Services — 4.4%
BJ Services Co.	9,600	$446,784
Cooper Cameron Corp.(a)	6,400	344,384
ENSCO International, Inc.	12,000	380,880
Patterson-UTI Energy, Inc.	9,400	182,830
Pride International, Inc.(a)	4,700	96,538

		1,451,416

Real Estate — 1.0%
CB Richard Ellis Group, Inc. (Class “A” Stock)(a)	9,600	322,080

Restaurants — 3.0%
Brinker International, Inc.(a)	12,000	420,840
Ruby Tuesday, Inc.	12,000	312,960
Wendy’s International, Inc.	6,300	247,338

		981,138

Retail — 7.3%
Aeropostale, Inc.(a)	4,650	136,850
Family Dollar Stores, Inc.	8,000	249,840
Foot Locker, Inc.	6,000	161,580
Hot Topic, Inc.(a)	700	12,033
Linens ‘n Things, Inc.(a)	12,000	297,600
MSC Industrial Direct Co., Inc. (Class “A” Stock)	8,000	287,840
OfficeMax, Inc.	12,000	376,560
Pacific Sunwear of California, Inc.(a)	9,650	214,809
Staples, Inc.	4,700	158,437
Tiffany & Co.	8,000	255,760
Tractor Supply Co.(a)	6,400	238,144

		2,389,453

Semiconductors & Semiconductor Equipment — 3.8%
Altera Corp.(a)	7,800	161,460
AMIS Holdings, Inc.(a)	14,000	231,280
ATI Technologies, Inc. (Canada)(a)	5,100	98,889
Intersil Corp. (Class “A” Stock)	7,800	130,572
Maxim Integrated Products, Inc.	7,200	305,208
Novellus Systems, Inc.(a)	12,000	334,680

		1,262,089

Software — 0.9%
Cognos, Inc. (Canada)(a)	3,200	140,992
Mercury Interactive Corp.(a)	3,100	141,205

		282,197

Telecommunication Equipment — 0.8%
ADTRAN, Inc.	12,800	244,992

Telecommunications — 3.4%
Amdocs Ltd. (United Kingdom)(a)	10,000	262,500
Avaya, Inc.(a)	16,000	275,200
Comverse Technology, Inc.(a)	9,600	234,720
Plantronics, Inc.	8,500	352,495

		1,124,915

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Trucking & Shipping — 1.4%
Sirva, Inc.(a)	24,000	$461,280

Waste Management — 0.8%
Stericycle, Inc.(a)	6,000	275,700

TOTAL LONG-TERM INVESTMENTS (cost $27,337,776)		30,160,355

SHORT-TERM INVESTMENT — 8.8%	Principal Amount (000)
Repurchase Agreement
State Street Bank & Trust Co., 2.10%, 1/3/05(b) (cost $2,876,665)	$2,877	2,876,665
TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN — 100.6% (cost $30,214,441)		33,037,020

OUTSTANDING OPTIONS WRITTEN(a) — (0.1%)	Contracts
Call Options
Alliance Data Systems Corp., expiring 2/19/05 @ $50	38	(2,945)
Caremark Rx Inc., expiring 2/19/05 @ $40	49	(7,105)
Eon Labs, Inc., expiring 1/22/05 @ $ 30	30	(750)
Impax Laboratories, Inc., expiring 2/19/05 @ $ 17.50	51	(3,060)
Investors Financial Services Corp., expiring 2/19/05 @ $ 50	46	(10,350)
Joy Global, Inc., expiring 2/19/05 @ $45	31	(4,960)
OSI Pharmaceuticals, Inc., expiring 2/19/05 @ $ 80	15	(4,200)

TOTAL OUTSTANDING OPTIONS WRITTEN (premium received $27,077)		(33,370)

TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN — 100.5% (cost $ 30,187,364; Note 6)		33,003,650
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.5)%		(162,886)

NET ASSETS — 100%		$32,840,764

(a)	Non-income producing security.

(b)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $2,877,168 due 1/3/05. The value of the collateral including accrued interest was $2,940,438. Collaterized by United States Treasury or federal agency obligations.

SEE NOTES TO FINANCIAL STATEMENTS.

B3

SP AIM AGGRESSIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Drugs & Medical Supplies	13.4%
Repurchase Agreement	8.8
Commercial Services	8.3
Electronics	8.1
Manufacturing	7.3
Retail	7.3
Hospitals/Healthcare Management	4.2
Financial Services	4.0
Semiconductors & Semiconductor Equipment	3.8
Telecommunications	3.4
Oil & Gas Services	3.3
Leisure	3.2
Restaurants	3.0
Media	2.9
Computer Services	2.4
Diversified Operations	1.7
Human Resources	1.7
Advertising	1.5
Banks & Savings & Loans	1.4
Trucking & Shipping	1.4
Chemicals	1.0
Distribution/Wholesale	1.0
Real Estate	1.0
Software	0.9
Airlines	0.8
Biotechnology	0.8
Food & Beverage	0.8
Internet Content	0.8
Waste Management	0.8
Telecommunication Equipment	0.8
Machinery	0.5
Call Options Written	(0.1)

100.5
Liabilities in excess of other assets	(0.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B4

SP AIM CORE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 90.2%		Value (Note 2)
COMMON STOCKS	Shares
Aerospace — 1.3%
Northrop Grumman Corp.	7,700	$418,572

Banks and Savings & Loans — 4.5%
Bank of America Corp.	11,000	516,890
BB&T Corp.	7,550	317,478
SunTrust Banks, Inc.	3,750	277,050
Wachovia Corp.	5,950	312,970

		1,424,388

Building & Construction — 1.0%
Masco Corp.	8,700	317,811

Chemicals — 1.3%
Dow Chemical Co.	8,300	410,933

Commercial Services — 2.7%
Accenture Ltd.(a)	17,500	472,500
IAC/InterActiveCorp.(a)	14,500	400,490

		872,990

Communications Equipment — 1.2%
Nokia Oyj, ADR (Finland)	24,600	385,482

Computers — 1.5%
International Business Machines Corp.	4,700	463,326

Computer Services — 1.0%
First Data Corp.	7,300	310,542

Computer Software & Services — 4.4%
Computer Associates International, Inc.	14,700	456,582
Microsoft Corp.	35,700	953,547

		1,410,129

Cosmetics & Soaps — 1.1%
Kimberly-Clark Corp.	5,500	361,955

Diversified Manufacturing Operations — 3.7%
General Electric Co.	15,500	565,750
Tyco International, Ltd. (Bermuda)	17,200	614,728

		1,180,478

Drugs & Medical Supplies — 13.0%
Bristol-Myers Squibb Co.	19,900	509,838
Forest Laboratories, Inc.(a)	14,900	668,414
GlaxoSmithKline PLC, ADR (United Kingdom)	15,500	734,545
Johnson & Johnson	6,400	405,888
Merck & Co., Inc.	27,100	870,994
Teva Pharmaceutical Industries, Ltd., ADR (Israel)	16,500	492,690
Wyeth	10,800	459,972

		4,142,341

Electronics — 3.4%
Analog Devices, Inc.	8,000	295,360
Emerson Electric Co.	4,500	315,450
Intel Corp.	20,400	477,156

		1,087,966

Financial Services — 3.7%
Citigroup, Inc.	7,200	346,896
Morgan Stanley	9,000	499,680
Washington Mutual, Inc.	7,840	331,475

		1,178,051

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Food & Beverage — 10.2%
Campbell Soup Co.	16,300	$487,207
Coca-Cola Co.	7,500	312,225
General Mills, Inc.	20,600	1,024,026
Kraft Foods, Inc. (Class “A” Stock)	12,700	452,247
Kroger Co. (The)(a)	37,400	655,996
Sara Lee Corp.	13,500	325,890

		3,257,591

Insurance — 3.5%
ACE, Ltd. (Cayman Islands)	11,000	470,250
Chubb Corp. (The)	4,300	330,670
St. Paul Travelers Cos., Inc. (The)	8,829	327,291

		1,128,211

Machinery — 1.4%
Dover Corp.	10,500	440,370

Media — 3.6%
Gannett Co., Inc.	5,000	408,500
New York Times Co. (The) (Class “A” Stock)	7,700	314,160
Tribune Co.	9,800	412,972

		1,135,632

Office Electronics — 1.8%
Xerox Corp.(a)	34,100	580,041

Oil & Gas Exploration & Production — 4.6%
Amerada Hess Corp.	5,545	456,797
GlobalSantaFe Corp. (Cayman Islands).	11,000	364,210
Murphy Oil Corp.	4,025	323,811
Nabors Industries, Ltd. (Bermuda)(a)	6,300	323,127

		1,467,945

Oil & Gas Services — 8.7%
Baker Hughes, Inc.	10,450	445,901
BJ Services Co.	6,800	316,472
BP PLC, ADR (United Kingdom)	13,625	795,700
ChevronTexaco Corp.	5,970	313,485
Exxon Mobil Corp.	12,050	617,683
Smith International, Inc.(a)	5,400	293,814

		2,783,055

Paper & Forest Products — 1.4%
Georgia-Pacific Corp.	11,800	442,264
Neenah Paper, Inc.	157	5,118

		447,382

Railroads — 2.3%
Norfolk Southern Corp.	9,100	329,329
Union Pacific Corp.	5,750	386,688

		716,017

Retail — 1.8%
Kohl’s Corp.(a)	11,800	580,206

Semiconductors — 2.0%
National Semiconductor Corp.	18,900	339,255
Xilinx, Inc.	9,800	290,570

		629,825

Telecommunications — 1.0%
ALLTEL Corp.	5,500	323,180

SEE NOTES TO FINANCIAL STATEMENTS.

B5

SP AIM CORE EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Utility – Electric — 2.0%
Dominion Resources, Inc.	4,400	$298,056
FPL Group, Inc.	4,300	321,425

		619,481

Waste Management — 2.1%
Waste Management, Inc.	21,800	652,692

TOTAL LONG-TERM INVESTMENTS (cost $26,419,348)		28,726,592

SHORT-TERM INVESTMENT — 9.9%	Principal Amount (000)
Repurchase Agreement
State Street Bank & Trust Co., 2.10%, 1/3/05(b) (cost $3,139,159)	$3,139	3,139,159

TOTAL INVESTMENTS — 100.1% (cost $29,558,507; Note 6)		31,865,751
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(25,155)

NET ASSETS — 100%		$31,840,596

The following abbreviation is used in portfolio descriptions:

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $3,139,708 due 1/03/05. The value of the collateral including accrued interest was $3,258,054. Collaterized by United States Treasury or federal agency obligations.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Drugs & Medical Supplies	13.0%
Food & Beverage	10.2
Repurchase Agreement	9.9
Oil & Gas Services	8.7
Oil & Gas Exploration & Production	4.6
Banks and Savings & Loans	4.5
Computer Software & Services	4.4
Diversified Manufacturing Operations	3.7
Financial Services	3.7
Media	3.6
Insurance	3.5
Electronics	3.4
Commercial Services	2.7
Railroads	2.3
Waste Management	2.1
Semiconductors	2.0
Utility – Electric	2.0
Retail	1.8
Office Electronics	1.8
Computers	1.5
Paper & Forest Products	1.4
Machinery	1.4
Aerospace	1.3
Chemicals	1.3
Communications Equipment	1.2
Cosmetics & Soaps	1.1
Telecommunications	1.0
Building & Construction	1.0
Computer Services	1.0

100.1
Liabilities in excess of other assets	(0.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B6

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 99.8%		Value (Note 2)
COMMON STOCKS	Shares
Building & Construction — 0.8%
Lennar Corp. (Class “A” Stock)	4,000	$226,720
Pulte Homes, Inc.	4,300	274,340

		501,060

Computers — 6.5%
Apple Computer, Inc.(a)	12,200	785,680
Dell, Inc.(a)	72,800	3,067,792
Research In Motion Ltd. (Canada)(a)	5,400	445,068

		4,298,540

Computer Software & Services — 10.9%
Cisco Systems, Inc.(a)	65,200	1,258,360
Electronic Arts, Inc.(a)	37,800	2,331,504
EMC Corp.(a)	8,900	132,343
Microsoft Corp.	67,100	1,792,241
Network Appliance, Inc.(a)	22,600	750,772
SAP AG, ADR (Germany)	20,000	884,200

		7,149,420

Cosmetics & Soaps — 3.4%
Avon Products, Inc.	36,500	1,412,550
Procter & Gamble Co.	15,600	859,248

		2,271,798

Diversified Operations — 4.1%
General Electric Co.	51,900	1,894,350
Tyco International Ltd. (Bermuda)	22,300	797,002

		2,691,352

Drugs & Medical Supplies — 14.3%
Alcon, Inc. (Switzerland)	15,400	1,241,240
Amgen, Inc.(a)	31,700	2,033,555
Boston Scientific Corp.(a)	46,800	1,663,740
Gilead Sciences, Inc.(a)	7,200	251,928
Pfizer, Inc.	26,100	701,829
St. Jude Medical, Inc.(a)	38,400	1,610,112
Teva Pharmaceutical Industries Ltd., ADR (Israel)	39,400	1,176,484
Zimmer Holdings, Inc.(a)	8,800	705,056

		9,383,944

Electronics — 6.3%
Altera Corp.(a)	14,900	308,430
Broadcom Corp. (Class “A” Stock)(a)	35,000	1,129,800
Intel Corp.	5,700	133,323
Marvell Technology Group Ltd. (Bermuda)(a)	38,600	1,369,142
Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	142,800	1,212,372

		4,153,067

Energy Equipment & Services — 1.0%
Baker Hughes, Inc.	15,500	661,385

Financial Services — 10.1%
Charles Schwab Corp.	85,800	1,026,168
Citigroup, Inc.	33,600	1,618,848
Franklin Resources, Inc.	13,900	968,135
J. P. Morgan Chase & Co.	28,200	1,100,082
Legg Mason, Inc.	2,500	183,150
MBNA Corp.	62,100	1,750,599

		6,646,982

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Food & Beverage — 0.5%
Whole Foods Market, Inc.	3,500	$333,725

Health Care Services — 2.2%
UnitedHealth Group, Inc.	10,500	924,315
WellPoint, Inc.(a)	4,600	529,000

		1,453,315

Insurance — 3.7%
AFLAC, Inc.	16,800	669,312
American International Group, Inc.	26,600	1,746,822

		2,416,134

Internet — 11.3%
eBay, Inc.(a)	25,500	2,965,140
Google, Inc. (Class “A” Stock)(a)	3,400	656,540
Symantec Corp.(a)	23,900	615,664
Yahoo!, Inc.(a)	84,600	3,187,728

		7,425,072

Leisure — 2.3%
Carnival Corp.	26,000	1,498,380

Media — 2.9%
E.W. Scripps Co. (Class “A” Stock)	25,900	1,250,452
Time Warner, Inc.(a)	34,500	670,680

		1,921,132

Oil & Gas Services — 3.1%
Halliburton Co.	23,000	902,520
Nabors Industries Ltd.(a)	21,800	1,118,122
XTO Energy, Inc.	1,100	38,918

		2,059,560

Retail — 6.1%
Lowe’s Cos., Inc.	38,200	2,199,938
Starbucks Corp.(a)	5,600	349,216
Target Corp.	27,600	1,433,268

		3,982,422

Telecommunications — 9.5%
Corning, Inc.(a)	179,100	2,108,007
Juniper Networks, Inc.(a)	68,200	1,854,358
QUALCOMM, Inc.	53,900	2,285,360

		6,247,725

Transportation/Shipping — 0.8%
United Parcel Service, Inc. (Class “B” Stock)	6,000	512,760

TOTAL LONG-TERM INVESTMENTS (cost $59,349,853)		65,607,773

SHORT-TERM INVESTMENT — 0.5%	Principal Amount (000)
Repurchase Agreement
State Street Bank & Trust Co., 1.75%, 1/3/05(b) (Cost $314,672)	$315	314,672

TOTAL INVESTMENTS — 100.3% (cost $59,664,525; Note 6)		65,922,445
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.3)%		(217,164)

NET ASSETS — 100%		$65,705,281

SEE NOTES TO FINANCIAL STATEMENTS.

B7

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS December 31, 2004

The following abbreviation is used in portfolio descriptions:

ADR	American Depositary Receipt

(a)	Non-Income producing security.

(b)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $314,718 due 1/03/05. The value of the collateral including accrued interest was $322,797. Collateralized by United States Treasury or federal agency obligations.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Drugs & Medical Supplies	14.3%
Internet	11.3
Computer Software & Services	10.9
Financial Services	10.1
Telecommunications	9.5
Computers	6.5
Electronics	6.3
Retail	6.1
Diversified Operations	4.1
Insurance	3.7
Cosmetics & Soaps	3.4
Oil & Gas Services	3.1
Media	2.9
Leisure	2.3
Health Care Services	2.2
Energy Equipment & Services	1.0
Transportation/Shipping	0.8
Building & Construction	0.8
Food & Beverage	0.5
Repurchase Agreement	0.5

100.3
Liabilities in excess of other assets	(0.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B8

SP BALANCED ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 100.0%		Value (Note 2)
MUTUAL FUNDS	Shares
Jennison Portfolio (Class I)	6,935,055	$125,801,895
Money Market Portfolio	3,325,318	33,253,178
SP Goldman Sachs Small Cap Value Portfolio	3,239,308	50,241,670
SP Large Cap Value Portfolio	15,908,408	183,901,196
SP LSV International Value Portfolio	6,753,908	59,704,550
SP PIMCO High Yield Portfolio	3,897,020	41,581,206
SP PIMCO Total Return Portfolio	19,901,076	232,444,571
SP State Street Research Small Cap Growth Portfolio	7,826,016	50,556,062
SP William Blair International Growth Portfolio (Class I)	8,692,454	59,543,313

TOTAL INVESTMENTS — 100.0% (cost $762,250,484; Note 6)		837,027,641
LIABILITIES IN EXCESS OF OTHER ASSETS		(35,575)

NET ASSETS — 100.0%		$836,992,066

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Mutual Funds	100.0%
Liabilities in excess of other assets	— (a)

100.0%

(a)	Less the 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

B9

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 100.0%		Value (Note 2)
MUTUAL FUNDS	Shares
Jennison Portfolio (Class I)	2,546,498	$46,193,468
Money Market Portfolio	3,205,124	32,051,240
SP Goldman Sachs Small Cap Value Portfolio	1,189,442	18,448,238
SP Large Cap Value Portfolio	5,974,205	69,061,815
SP LSV International Value Portfolio	2,657,169	23,489,374
SP PIMCO High Yield Portfolio	2,146,377	22,901,841
SP PIMCO Total Return Portfolio	17,615,790	205,752,431
SP State Street Research Small Cap Growth Portfolio	2,873,666	18,563,884
SP William Blair International Growth Portfolio (Class I)	3,419,774	23,425,454

TOTAL INVESTMENTS — 100.0% (cost $431,474,651; Note 6)		459,887,745
LIABILITIES IN EXCESS OF OTHER ASSETS		(20,077)

NET ASSETS — 100.0%		$459,867,668

SEE NOTES TO FINANCIAL STATEMENTS.

B10

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Mutual Funds	100.0%
Liabilities in excess of other assets	— (a)

100.0%

(a)	Less the 0.05%

SP DAVIS VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 93.8%		Value (Note 2)
COMMON STOCKS	Shares
Banks — 8.7%
Fifth Third Bancorp	74,300	$3,512,904
Golden West Financial Corp.	123,800	7,603,796
HSBC Holdings PLC (United Kingdom)	676,748	11,420,756
Lloyds TSB Group PLC, ADR (United Kingdom)	63,500	2,336,165

		24,873,621

Beverages — 1.3%
Heineken Holding NV (Class “A” Stock) (Netherlands)	127,250	3,848,461

Business Services — 2.2%
D&B Corp.(a)	42,600	2,541,090
Iron Mountain, Inc.(a)	85,600	2,609,944
Rentokil Initial PLC (United Kingdom)(a)	382,100	1,083,886

		6,234,920

Construction & Housing — 1.4%
Hunter Douglas NV (Netherlands)	800	42,680
Martin Marietta Materials, Inc.	35,600	1,910,296
Vulcan Materials Co.	35,200	1,922,272

		3,875,248

Containers & Packaging — 2.6%
Sealed Air Corp.(a)	139,100	7,409,857

Diversified Consumer Products — 1.5%
Lexmark International, Inc. (Class “A” Stock)(a)	49,000	4,165,000

Diversified Manufacturing — 4.0%
Tyco International Ltd.	315,852	11,288,550

Drugs & Medical Supplies — 1.4%
Eli Lilly & Co.	47,100	2,672,925
Novartis AG Registered (Switzerland)	29,000	1,461,349

		4,134,274

Financial Services — 16.7%
American Express Co.	317,700	17,908,749
H&R Block, Inc.	88,600	4,341,400
J.P.Morgan Chase & Co.	229,916	8,969,023
Moody’s Corp.	39,600	3,439,260
Providian Financial Corp.(a)	72,700	1,197,369
State Street Corp.	13,000	638,560
Takefuji Corp. (Japan)	35,620	2,408,965
Wells Fargo & Co.	142,700	8,868,805

		47,772,131

Foods — 2.2%
Diageo PLC, ADR (United Kingdom)	65,500	3,791,140
Hershey Foods Corp.	44,200	2,454,868

		6,246,008

Healthcare Providers & Services — 2.5%
Cardinal Health, Inc.	60,200	3,500,630
HCA, Inc.	89,400	3,572,424

		7,073,054

Insurance — 17.3%
American International Group, Inc.	192,500	12,641,475
Aon Corp.	81,000	1,932,660

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Insurance (cont’d.)
Berkshire Hathaway, Inc. (Class “A” Stock)(a)	125	$10,987,500
Chubb Corp.	9,900	761,310
Loews Corp.	73,100	5,138,930
Markel Corp.(a)	700	254,800
Marsh & McLennan Companies, Inc.	90,300	2,970,870
Principal Financial Group, Inc.	25,000	1,023,500
Progressive Corp.	99,400	8,433,096
Sun Life Financial, Inc. (Canada)	15,300	513,162
Transatlantic Holdings, Inc.	77,475	4,790,279

		49,447,582

Investment Firms — 4.7%
Citigroup, Inc.	231,100	11,134,398
Morgan Stanley	41,400	2,298,528

		13,432,926

Internet — 0.5%
IAC/InterActiveCorp(a)	56,100	1,549,482

Media — 5.7%
Comcast Corp. (Class “A” Stock)(a)	297,900	9,783,036
Gannett Co., Inc.	18,800	1,535,960
Lagardere SCA (France)	55,600	4,012,994
WPP Group, ADR (United Kingdom)	17,200	939,980

		16,271,970

Oil & Gas — 7.6%
ConocoPhillips	71,020	6,166,667
Devon Energy Corp.	127,600	4,966,192
EOG Resources, Inc.	45,000	3,211,200
Occidental Petroleum Corp.	94,100	5,491,676
Transocean, Inc.(a)	45,200	1,916,028

		21,751,763

Real Estate Investment Trust — 2.3%
CenterPoint Properties Trust	138,400	6,627,976

Retail — 3.7%
AutoZone, Inc.(a)	23,700	2,164,047
Costco Wholesale Corp.	170,900	8,273,269

		10,437,316

Software — 1.0%
Microsoft Corp.	104,900	2,801,879

Telecommunications – Wireless — 0.8%
Nokia Oyj, ADR (Finland)	59,500	932,365
SK Telecom Co. Ltd., ADR (South Korea)	59,600	1,326,100

		2,258,465

Tobacco — 4.9%
Altria Group, Inc.	231,100	14,120,210

Transportation/Shipping — 0.8%
United Parcel Service, Inc. (Class “B” Stock)	25,200	2,153,592

TOTAL LONG-TERM INVESTMENTS (cost $218,353,974)		267,774,285

SEE NOTES TO FINANCIAL STATEMENTS.

B11

SP DAVIS VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

SHORT-TERM INVESTMENT — 6.4%	Principal Amount (000)	Value (Note 2)
Repurchase Agreement
State Street Bank & Trust Co. Repurchase Agreement, 2.17%, 1/3/05 (cost $18,203,000)(b)	$18,203	$18,203,000

TOTAL INVESTMENTS — 100.2% (cost $236,556,974; Note 6)		285,977,285
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(505,990)

NET ASSETS — 100%		$285,471,295

The following abbreviation is used in portfolio descriptions:

ADR	American Depositary Receipt

(a)	Non-Income producing security.

(b)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $18,206,292 due 1/3/05. The value of the collateral including accrued interest was $18,834,784, collaterized by United States Treasury or federal agency obligations.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Insurance	17.3%
Financial Services	16.7
Banks	8.7
Oil & Gas	7.6
Repurchase Agreement	6.4
Media	5.7
Tobacco	4.9
Investment Firms	4.7
Diversified Manufacturing	4.0
Retail	3.7
Containers & Packaging	2.6
Healthcare Providers & Services	2.5
Real Estate Investment Trust	2.3
Foods	2.2
Business Services	2.2
Diversified Consumer Products	1.5
Drugs & Medical Supplies	1.4
Construction & Housing	1.4
Beverages	1.3
Software	1.0
Telecommunications – Wireless	0.8
Transportation/Shipping	0.8
Internet	0.5

100.2
Liabilities in excess of other assets	(0.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B12

SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 96.3%		Value (Note 2)
	Shares

COMMON STOCKS — 96.2%
Aerospace/Defense — 0.9%
Ducommun, Inc.(a)	55,344	$1,153,922
EDO Corp.	46,698	1,482,662
Rockwell Collins, Inc.	27,790	1,096,038

		3,732,622

Airlines — 0.4%
AirTran Holdings, Inc.(a)	138,742	1,484,539
Frontier Airlines, Inc.(a)	13,451	153,476

		1,638,015

Biotechnology — 1.1%
Cell Therapeutics, Inc.(a)	143,814	1,170,646
MedImmune, Inc.(a)	32,758	888,069
Nabi Biopharmaceuticals(a)	22,178	324,908
Renovis, Inc.(a)	46,280	665,507
United Therapeutics Corp.(a)	28,214	1,273,862

		4,322,992

Brokers — 0.6%
Knight Trading Group, Inc. (Class “A” Stock)(a)	157,468	1,724,274
The Bear Stearns Cos., Inc.	7,919	810,193

		2,534,467

Chemicals — 2.8%
Agrium, Inc. (Canada)	252,553	4,255,518
Albemarle Corp.	63,085	2,442,020
Minerals Technologies, Inc.	34,978	2,333,033
NuCo2, Inc.(a)	20,491	454,695
Penford Corp.	26,023	409,342
Rohm and Haas Co.	27,100	1,198,633

		11,093,241

Computer Hardware — 0.7%
CDW Corp.	11,311	750,485
Hutchinson Technology, Inc.(a)	54,737	1,892,258
MTS Systems Corp.	3,477	117,557

		2,760,300

Computer Software — 2.1%
Activision, Inc.(a)	80,776	1,630,060
Atari, Inc.(a)	24,043	70,446
Citadel Security Software, Inc.(a)	189,761	493,379
OPNET Technologies, Inc.(a)	139,062	1,170,902
Take-Two Interactive Software, Inc.(a)	70,940	2,468,003
Ultimate Software Group, Inc.(a)	46,708	592,257
Viisage Technology, Inc.(a)	184,749	1,664,588

		8,089,635

Construction — 2.3%
Beazer Homes USA, Inc.	14,064	2,056,297
ElkCorp.	31,671	1,083,781
Lennar Corp. (Class “A” Stock)	29,669	1,681,639
Lennox International, Inc.	59,102	1,202,726
Standard Pacific Corp.	25,513	1,636,404
Texas Industries, Inc.	13,568	846,372
WCI Communities, Inc.(a)	18,930	556,542

		9,063,761

COMMON STOCKS (Continued)		Value (Note 2)
	Shares
Consumer Durables — 0.6%
Mohawk Industries, Inc.(a)	7,190	$656,087
Select Comfort Corp.(a)	54,951	985,821
The Stanley Works	12,445	609,681

		2,251,589

Diversified — 1.8%
GrafTech International Ltd.(a)	292,130	2,763,550
Lydall, Inc.(a)	130,236	1,544,599
Mueller Industries, Inc.	83,891	2,701,290

		7,009,439

Diversified Energy — 0.7%
The Williams Companies, Inc.	114,617	1,867,111
Western Gas Resources, Inc.	31,310	915,817

		2,782,928

Drugs — 0.5%
Charles River Laboratories International, Inc.(a)	11,787	542,320
PAREXEL International Corp.(a)	33,340	676,802
Watson Pharmaceuticals, Inc.(a)	18,733	614,630

		1,833,752

Electrical Equipment — 0.8%
Amphenol Corp. (Class “A” Stock)(a)	16,159	593,682
Baldor Electric Co.	20,370	560,786
Cummins, Inc.	10,430	873,930
Franklin Electric Co., Inc.	29,516	1,247,346

		3,275,744

Electrical Utilities — 3.8%
Avista Corp.	27,980	494,407
Central Vermont Public Service Corp.	10,847	252,301
Edison International	12,556	402,169
El Paso Electric Co.(a)	162,532	3,078,356
Entergy Corp.	13,387	904,827
FirstEnergy Corp.	26,270	1,037,928
MGE Energy, Inc.	5,644	203,353
PG&E Corp.(a)	33,679	1,120,837
Pinnacle West Capital Corp.	7,290	323,749
PNM Resources, Inc.	84,304	2,132,048
PPL Corp.	43,998	2,344,214
Southern Union Co.(a)	41,513	995,482
Westar Energy, Inc.	42,952	982,312
Wisconsin Energy Corp.	15,027	506,560

		14,778,543

Energy Resources — 3.3%
EOG Resources, Inc.	23,391	1,669,182
Parallel Petroleum Corp.(a)	52,501	283,505
Patina Oil & Gas Corp.	69,877	2,620,388
Range Resources Corp.	287,772	5,887,815
Whiting Petroleum Corp.(a)	89,107	2,695,487

		13,156,377

Environmental & Other Services — 0.6%
Republic Services, Inc.	23,979	$804,256
TRC Cos., Inc.(a)	24,930	423,810
Waste Connections, Inc.(a)	29,988	1,027,089

		2,255,155

SEE NOTES TO FINANCIAL STATEMENTS.

B13

SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Food & Beverage — 1.7%
American Italian Pasta Co. (Class “A” Stock)	40,422	$939,812
Archer-Daniels-Midland Co.	31,553	703,947
Hain Celestial Group, Inc.(a)	53,817	1,112,397
Sensient Technologies Corp.	146,147	3,506,067
The Pepsi Bottling Group, Inc.	12,222	330,483

		6,592,706

Forest — 2.2%
Caraustar Industries, Inc.(a)	318,578	5,358,482
Packaging Corp. of America	41,750	983,212
Universal Forest Products, Inc.	42,476	1,843,458
Wausau-Mosinee Paper Corp.	16,474	294,226

		8,479,378

Gas Utilities — 2.7%
AGL Resources, Inc.	110,038	3,657,663
Atmos Energy Corp.	40,226	1,100,181
Energen Corp.	17,905	1,055,500
Northwest Natural Gas Co.	67,064	2,262,739
Piedmont Natural Gas, Inc.	21,905	509,072
South Jersey Industries, Inc.	14,208	746,773
WGL Holdings, Inc.	36,757	1,133,586

		10,465,514

Health Insurance — 0.4%
Health Net, Inc.(a)	51,339	1,482,157

Home Products — 1.9%
Elizabeth Arden, Inc.(a)	117,944	2,799,991
Helen of Troy Ltd. (Bermuda)(a)	57,981	1,948,741
Jarden Corp.(a)	15,105	656,161
Oneida Ltd.(a)	125,317	383,470
The Clorox Co.	21,862	1,288,328
The Estee Lauder Cos., Inc. (Class “A” Stock)	7,740	354,260

		7,430,951

Hotel & Leisure — 2.1%
Argosy Gaming Co.(a)	51,717	2,415,184
Fossil, Inc.(a)	47,931	1,228,951
Harrah’s Entertainment, Inc.	12,750	852,848
Hilton Hotels Corp.	29,072	661,097
JAKKS Pacific, Inc.(a)	61,999	1,370,798
K2, Inc.(a)	100,739	1,599,735
RC2 Corp.(a)	10,139	330,531

		8,459,144

Industrial Components — 3.6%
Actuant Corp. (Class “A” Stock)(a)	55,053	2,871,014
American Standard Cos., Inc.(a)	14,501	599,181
Applied Industrial Technologies, Inc.	17,187	470,924
Eaton Corp.	17,579	1,272,017
Hughes Supply, Inc.	71,954	2,327,712

Lindsay Manufacturing Co.	9,931	257,014
Tech Data Corp.(a)	18,430	836,722
Wabash National Corp.(a)	201,023	5,413,549

14,048,133

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Industrial Services — 1.7%
Harsco Corp.	14,178	$790,282
Infrasource Services, Inc.(a)	53,111	690,443
ITT Educational Services, Inc.(a)	32,035	1,523,264
Medical Staffing Network Holdings, Inc.(a)	135,097	1,106,444
PRG-Shultz International, Inc.(a)	247,953	1,247,204
School Specialty, Inc.(a)	26,064	1,005,028
WebMD Corp.(a)	62,489	509,910

		6,872,575

Information Services — 1.7%
BearingPoint, Inc.(a)	69,600	558,888
LECG Corp.(a)	33,579	626,248
Lionbridge Technologies, Inc.(a)	472,378	3,174,380
MTC Technologies, Inc.(a)	72,855	2,445,743

		6,805,259

Internet — 0.4%
Autobytel, Inc.(a)	259,702	1,568,600

Life Insurance — 0.7%
StanCorp Financial Group, Inc.	25,935	2,139,638
Torchmark Corp.	13,144	751,048

		2,890,686

Machinery — 0.5%
Terex Corp.(a)	42,989	2,048,426

Media — 1.0%
ADVO, Inc.	40,701	1,450,991
Emmis Communications Corp. (Class “A” Stock)(a)	44,236	848,889
Lamar Advertising Co. (Class “A” Stock)(a)	21,366	914,037
Regent Communications, Inc.(a)	173,417	919,110

		4,133,027

Medical Products — 1.6%
Abaxis, Inc.(a)	52,353	758,595
Conceptus, Inc.(a)	146,653	1,190,089
Hillenbrand Industries, Inc.	4,700	261,038
NDCHealth Corp.	85,332	1,586,322
PSS World Medical, Inc.(a)	104,140	1,303,312
ThermoGenesis Corp.(a)	192,145	1,218,199

		6,317,555

Medical Providers — 0.9%
Psychiatric Solutions, Inc.(a)	13,891	507,855
Radiologix, Inc.(a)	242,360	1,066,384
Symbion, Inc.(a)	24,125	532,680
United Surgical Partners International, Inc.(a)	30,742	1,281,941

		3,388,860

Mining — 2.3%
Commercial Metals Co.	85,663	4,331,121
Maverick Tube Corp.(a)	65,407	1,981,832
Nucor Corp.	14,885	779,081
Oregon Steel Mills, Inc.(a)	56,794	1,152,350
Peabody Energy Corp.	4,900	396,459
Schnitzer Steel Industries, Inc. (Class “A” Stock)	11,753	398,780

		9,039,623

SEE NOTES TO FINANCIAL STATEMENTS.

B14

SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Mortgage — 0.4%
MFA Mortgage Investments, Inc.	159,778	$1,409,242

Motor Vehicle — 2.1%
American Axle & Manufacturing Holdings, Inc.	64,969	1,991,949
ArvinMeritor, Inc.	60,426	1,351,730
Autoliv, Inc. (Sweden)	11,100	536,130
Lear Corp.	11,929	727,788
LoJack Corp.(a)	55,475	672,912
Methode Eletronics, Inc.	41,742	536,385
Monaco Coach Corp.	27,829	572,442
Tenneco Automotive, Inc.(a)	101,532	1,750,412

		8,139,748

Oil Refining — 0.5%
Frontier Oil Corp.	80,318	2,141,278

Oil Services — 0.9%
Hydril(a)	14,216	646,970
Patterson-UTI Energy, Inc.	70,883	1,378,674
Petroleum Development Corp.(a)	11,586	446,872
W-H Energy Services, Inc.(a)	12,841	287,125
Willbros Group, Inc. (Panama)(a)	33,099	762,932

		3,522,573

Other Financial Services — 3.6%
iShares Russell 2000 Value Index Fund, Inc.	73,000	14,086,080

Property Insurance — 4.0%
Ambac Financial Group, Inc.	9,367	769,312
Donegal Group, Inc. (Class “A” Stock)	20,489	469,813
Everest Re Group Ltd. (Barbados)	13,222	1,184,162
Hub International Ltd. (Canada)	35,820	659,446
NYMAGIC, Inc.	21,507	544,127
PartnerRe Ltd. (Bermuda)	18,662	1,155,924
ProAssurance Corp.(a)	52,471	2,052,141
ProCentury Corp.	90,133	1,117,649
PXRE Group Ltd. (Bermuda)	57,283	1,444,105
RenaissanceRe Holdings Ltd. (Bermuda)	25,230	1,313,978
RLI Corp.	53,825	2,237,505
The Navigators Group, Inc.(a)	30,190	909,021
The PMI Group, Inc.	9,400	392,450
Willis Group Holdings Ltd. (United Kingdom)	32,370	1,332,673

		15,582,306

Publishing — 0.4%
Belo Corp. (Class “A” Stock)	24,090	632,122
Journal Register Co.(a)	52,729	1,019,251

		1,651,373

Real Estate Investment Trust — 9.3%
Acadia Realty Trust	52,706	859,108
Affordable Residential Communities	43,434	623,278
Agree Realty Corp.	33,338	1,056,481
AmeriVest Properties, Inc.	42,912	274,637
Apartment Investment & Management Co (Class “A” Stock)	32,500	1,252,550
BioMed Reality Trust, Inc.	46,057	1,022,926
Brandywine Realty Trust	31,128	914,852

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Real Estate Investment Trust (cont’d.)
Capital Automotive REIT	65,188	$2,315,804
Commercial Net Lease Realty	97,538	2,009,283
Corporate Office Properties Trust	10,278	301,659
Correctional Properties Trust	69,278	2,000,749
Developers Diversified Reality Corp.	24,505	1,087,287
Entertainment Properties Trust	34,298	1,527,976
Gables Residential Trust	20,546	735,341
iStar Financial, Inc.	51,031	2,309,663
LaSalle Hotel Properties	47,618	1,515,681
Lexington Corporate Properties Trust	83,340	1,881,817
OMEGA Healthcare Investors, Inc.	26,443	312,027
Parkway Properties, Inc.	54,823	2,782,267
Plum Creek Timber Co., Inc.	25,510	980,604
Post Properties, Inc.	22,532	786,367
Prentiss Properties Trust	75,195	2,872,449
RAIT Investment Trust	95,013	2,657,514
Spirit Finance Corp.(a)	31,493	398,386
Summit Properties, Inc.	102,955	3,352,215
U-Store-It Trust	34,548	599,408

		36,430,329

Regional Banks — 9.0%
Alabama National BanCorp.	33,424	2,155,848
Alliance Bankshares Corp.(a)	22,361	347,714
Berkshire Hills Bancorp, Inc.	25,125	933,394
Brookline Bancorp, Inc.	95,687	1,561,612
Cardinal Financial Corp.(a)	59,820	666,993
Citizens Banking Corp.	96,901	3,328,549
Commerce Bancshares, Inc.	11,736	589,147
First Community Bancorp	43,081	1,839,559
First Niagara Financial Group, Inc.	178,312	2,487,452
First Oak Brook Bancshares, Inc.	16,852	546,173
FirstMerit Corp.	39,796	1,133,788
IBERIABANK Corp.	32,040	2,126,174
Interchange Financial Services Corp.	8,545	221,486
KeyCorp	22,075	748,343
M&T Bank Corp.	14,298	1,541,896
Main Street Banks, Inc.	47,709	1,666,475
Millennium Bankshares Corp.(a)	58,678	528,102
Northern Trust Corp.	14,200	689,836
Pacific Continental Corp.	762	12,002
PFF Bancorp, Inc.	87,846	4,069,905
Placer Sierra Bancshares	37,522	1,067,126
Prosperity Bancshares, Inc.	19,302	563,811
Regions Financial Corp.	49,314	1,755,085
Republic Bancorp, Inc.	1	15
Southcoast Financial Corp.(a)	23,295	604,133
Sterling Bancorp	22,998	649,694
Sun Bancorp, Inc.(a)	10,245	255,920
Texas United Bancshares, Inc.	25,411	501,867
The Bancorp, Inc.(a)	93,270	1,492,314
United Community Banks, Inc.	45,691	1,230,459
West Coast Bancorp	5,588	141,991

		35,456,863

Restaurants — 0.9%
Buca, Inc.(a)	139,470	970,711
California Pizza Kitchen, Inc.(a)	46,306	1,065,038
Total Entertainment Restaurant Corp.(a)	76,987	917,685
Yum! Brands, Inc.	16,921	798,333

		3,751,767

SEE NOTES TO FINANCIAL STATEMENTS.

B15

SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Retail – Apparel — 4.9%
Aaron Rents, Inc.	133,166	$3,329,150
Abercrombie & Fitch Co. (Class “A” Stock)	43,998	2,065,706
Brookstone, Inc.(a)	108,387	2,118,966
Charlotte Russe Holding, Inc.(a)	48,291	487,739
Federated Department Stores, Inc.	21,336	1,233,008
J.C. Penney Co., Inc.	24,710	1,022,994
K-Swiss, Inc. (Class “A” Stock)	35,707	1,039,788
Kellwood Co.	52,606	1,814,907
OshKosh B’Gosh, Inc. (Class “A” Stock)	14,986	320,700
Ross Stores, Inc.	19,250	555,748
Sharper Image Corp.(a)	34,405	648,534
The Gymboree Corp.(a)	211,948	2,717,173
Too, Inc.(a)	21,843	534,280
Zale Corp.(a)	49,428	1,476,414

		19,365,107

Semiconductors — 0.8%
Power Integrations, Inc.(a)	20,810	411,622
Tessera Technologies, Inc.(a)	69,292	2,578,355

		2,989,977

Specialty Financials — 3.2%
Accredited Home Lenders Holding Co.(a)	108,174	5,374,084
Affiliated Managers Group, Inc.(a)	34,397	2,330,053
American Capital Strategies Ltd.	26,328	878,039
CIT Group, Inc.	31,168	1,428,118
Financial Federal Corp.	63,853	2,503,037

		12,513,331

Supply Chain — 0.5%
Insight Enterprises, Inc.(a)	87,254	1,790,452
ScanSource, Inc.(a)	3,371	209,541

		1,999,993

Telephones — 1.6%
CenturyTel, Inc.	15,625	554,219
Cincinnati Bell, Inc.(a)	220,921	916,822
Iowa Telecommunication Services, Inc.	32,536	701,801
West Corp.(a)	119,289	3,949,659

		6,122,501

Thrifts — 2.4%
BankUnited Financial Corp. (Class “A” Stock)(a)	81,179	2,593,669
Fidelity Bankshares, Inc.	52,336	2,237,888
IndyMac Bancorp, Inc.	64,896	2,235,667
Irwin Financial Corp.	43,430	1,232,978
NetBank, Inc.	116,730	1,215,159

		9,515,361

Tobacco — 0.1%
Reynolds American, Inc.	7,595	596,967

Transportation — 1.9%
Forward Air Corp.(a)	3,293	147,197
Heartland Express, Inc.	55,585	1,248,995
OMI Corp. (Marshall Islands)	166,197	2,800,419
SCS Transportation, Inc.(a)	88,645	2,071,634

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Transportation (cont’d.)
Teekay Shipping Corp. (Bahamas)	14,379	$605,500
Yellow Roadway Corp.(a)	12,799	713,032

		7,586,777

Trust/Processors — 0.3%
Apollo Investment Corp.	72,558	1,095,626

Wireless — 1.0%
Ditech Communications Corp.(a)	208,283	3,113,831
EFJ, Inc.(a)	74,091	714,978

		3,828,809

TOTAL COMMON STOCKS (cost $327,939,342)		378,387,162

CORPORATE BONDS — 0.1%	Moody’s Rating	Principal Amount (000)
Diversified
Mueller Industries, Inc. 6.00%, 11/1/14 (cost $425,438)	NR	$434	425,320

TOTAL LONG-TERM INVESTMENTS (cost $328,364,780)			378,812,482

SHORT-TERM INVESTMENT — 3.6%
Repurchase Agreement
State Street Bank & Trust Company 1.75%, 1/3/05 (cost $14,070,391)(b)		14,070	14,070,391

TOTAL INVESTMENTS — 99.9% (cost $342,435,171; Note 6)			392,882,873
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%			425,843

NET ASSETS — 100%			$393,308,716

The following abbreviations are used in portfolio description:

NR	Not rated
REIT	Real Estate Investment Trust

(a)	Non-Income producing security.

(b)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $14,072,443 due 1/03/05. The value of the collateral including accrued interest was $14,353,012. Collateralized by United States Treasury or federal agency obligations.

SEE NOTES TO FINANCIAL STATEMENTS.

B16

SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2004 was as follows:

Real Estate Investment Trusts	9.3%
Regionals	9.0
Retail – Apparel	4.9
Property Insurance	4.0
Electrical Utilities	3.8
Industrial Components	3.6
Other Financial Services	3.6
Repurchase Agreement	3.6
Energy Resources	3.3
Specialty Financials	3.2
Chemicals	2.8
Gas Utilities	2.7
Thrifts	2.4
Construction	2.3
Mining	2.3
Forest	2.2
Computer Software	2.1
Hotel & Leisure	2.1
Motor Vehicle	2.1
Home Products	1.9
Transportation	1.9
Diversified	1.8
Food & Beverage	1.7
Industrial Services	1.7
Information Services	1.7
Medical Products	1.6
Telephones	1.6
Biotechnology	1.1
Media	1.0
Wireless	1.0
Aerospace/Defense	0.9
Medical Providers	0.9
Oil Services	0.9
Restaurants	0.9
Electrical Equipment	0.8
Semiconductors	0.8
Computer Hardware	0.7
Diversified Energy	0.7
Life Insurance	0.7
Brokers	0.6
Consumer Durables	0.6
Environmental & Other Services	0.6
Drugs	0.5
Machinery	0.5
Oil Refining	0.5
Supply Chain	0.5
Airlines	0.4
Health Insurance	0.4
Internet	0.4
Mortgage	0.4
Publishing	0.4
Trust/Processors	0.3
Metals	0.1
Tobacco	0.1

99.9
Other assets in excess of liabilities	0.1

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B17

SP GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 100.0%	Shares	Value (Note 2)

Mutual Funds
Jennison Portfolio (Class I)	7,303,704	$132,489,192
SP Goldman Sachs Small Cap Value Portfolio	2,985,097	46,298,858
SP Large Cap Value Portfolio	16,563,869	191,478,326
SP LSV International Value Portfolio	6,858,524	60,629,355
SP PIMCO High Yield Portfolio	3,078,320	32,845,678
SP PIMCO Total Return Portfolio	7,298,737	85,249,252
SP State Street Research Small Cap Growth Portfolio	8,241,883	53,242,563
SP William Blair International Growth Portfolio (Class I)	8,827,323	60,467,162

TOTAL INVESTMENTS — 100.0% (cost $591,684,631; Note 6)		662,700,386
LIABILITIES IN EXCESS OF OTHER ASSETS		(28,142)

NET ASSETS — 100.0%		$662,672,244

SEE NOTES TO FINANCIAL STATEMENTS.

B18

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Mutual Funds	100.0%
Liabilities in excess of other assets	— (a)

100.0%

(a)	Less the 0.05%

SP LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 98.5%		Value (Note 2)
COMMON STOCKS	Shares

Aerospace/Defense — 3.2%
Lockheed Martin Corp.	152,600	$8,476,930
Northrop Grumman Corp.	48,600	2,641,896
Raytheon Co.	148,900	5,781,787
United Technologies Corp.	22,900	2,366,715

		19,267,328

Air Freight & Couriers — 0.0%
FedEx Corp.	2,000	196,980

Auto Components — 1.1%
Dana Corp.	3,600	62,388
Delphi Corp.	339,400	3,061,388
Lear Corp.	58,900	3,593,489

		6,717,265

Automobiles — 0.6%
Ford Motor Co.	140,400	2,055,456
General Motors Corp.	44,900	1,798,694

		3,854,150

Beverages — 0.8%
Anheuser Busch Cos., Inc.	4,600	233,358
Coca-Cola Co.	80,200	3,338,726
PepsiCo, Inc.	19,600	1,023,120

		4,595,204

Biotechnology — 0.1%
Gilead Sciences, Inc.(a)	13,200	461,868

Chemicals — 1.4%
Air Products & Chemicals, Inc.	37,000	2,144,890
Dow Chemical Co. (The)	35,600	1,762,556
PPG Industries, Inc.	14,700	1,001,952
Praxair, Inc.	56,900	2,512,135
Rohm & Haas Co.	27,800	1,229,594

		8,651,127

Commercial Banks — 5.9%
Astoria Financial Corp.	11,300	451,661
Bank of America Corp.	192,700	9,054,973
Bank of New York Co., Inc.	52,000	1,737,840
BB&T Corp.	17,100	719,055
First Horizon National Corp.	23,600	1,017,396
FirstMerit Corp.	19,800	564,102
KeyCorp	126,500	4,288,350
Marshall & Ilsley Corp.	18,600	822,120
Mellon Financial Corp.	38,400	1,194,624
North Fork Bancorporation, Inc.	112,800	3,254,280
PNC Financial Services Group	5,700	327,408
UnionBanCal Corp.	57,800	3,726,944
Wachovia Corp.	41,300	2,172,380
Wells Fargo & Co.	83,700	5,201,955
Zions Bancorporation	16,300	1,108,889

		35,641,977

Commercial Services & Supplies — 2.3%
Cendant Corp.	276,800	6,471,584
Nalco Holding Co.(a)	60,900	1,188,768
Waste Management, Inc.	203,500	6,092,790

		13,753,142

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Communications Equipment — 0.4%
Corning, Inc.(a)	80,200	$943,954
Juniper Networks, Inc.(a)	16,100	437,759
Lucent Technologies, Inc.(a)	121,600	457,216
QUALCOMM, Inc.	8,700	368,880

		2,207,809

Computers & Peripherals — 1.3%
Dell, Inc.(a)	43,100	1,816,234
EMC Corp.(a)	32,300	480,301
Hewlett-Packard Co.	96,900	2,031,993
International Business Machines Corp. (IBM)	29,200	2,878,536
Lexmark International, Inc. (Class “A” Stock)(a)	5,300	450,500
NCR Corp.(a)	2,600	179,998
Sun Microsystems, Inc.(a)	29,300	157,634

		7,995,196

Containers & Packaging — 0.1%
Smurfit-Stone Container Corp.(a)	4,100	76,588
Temple-Inland, Inc.	6,200	424,080

		500,668

Diversified Financial Services — 8.6%
Capital One Financial Corp.	100	8,421
Charles Schwab Corp.	144,500	1,728,220
CIT Group, Inc.	184,900	8,472,118
Citigroup, Inc.	299,200	14,415,456
Countrywide Financial Corp.	43,300	1,602,533
Doral Financial Corp.	10,000	492,500
E*TRADE Financial Corp.(a)	500	7,475
Goldman Sachs Group, Inc.	34,900	3,630,996
Legg Mason, Inc.	3,600	263,736
MBNA Corp.	69,900	1,970,481
Morgan Stanley	97,500	5,413,200
Principal Financial Group, Inc.	205,600	8,417,264
State Street Corp.	44,000	2,161,280
U.S. Bancorp	92,100	2,884,572

		51,468,252

Diversified Telecommunication Services — 2.3%
BellSouth Corp.	61,400	1,706,306
SBC Communications, Inc.	174,700	4,502,019
Sprint Corp.	51,400	1,277,290
Verizon Communications, Inc.	156,600	6,343,866

		13,829,481

Electric Utilities — 6.9%
Alliant Energy Corp.	98,400	2,814,240
CMS Energy Corp.(a)	11,500	120,175
Consolidated Edison, Inc.	40,100	1,754,375
Constellation Energy Group	8,800	384,648
Dominion Resources, Inc.	51,600	3,495,384
Edison International	60,200	1,928,206
Entergy Corp.	83,200	5,623,488
FirstEnergy Corp.	182,300	7,202,673
FPL Group, Inc.	175,600	13,126,100
Northeast Utilities	31,100	586,235
Pepco Holdings, Inc.	4,600	98,072

SEE NOTES TO FINANCIAL STATEMENTS.

B19

SP LARGE CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Electric Utilities (cont’d.)
PG&E Corp.(a)	19,400	$645,632
Pinnacle West Capital Corp.	11,900	528,479
PPL Corp.	30,500	1,625,040
Wisconsin Energy Corp.	14,500	488,795
Xcel Energy, Inc.	56,900	1,035,580

		41,457,122

Electrical Equipment — 0.0%
Cooper Industries, Ltd. (Class “A” Stock)	100	6,789

Electronic Equipment & Instruments — 0.0%
Intersil Corp. (Class “A” Stock)	13,400	224,316

Energy Equipment & Services — 0.2%
Baker Hughes, Inc.	21,600	921,672

Food & Staples Retailing — 2.0%
Albertson’s, Inc.	318,500	7,605,780
Sysco Corp.	7,000	267,190
Unilever PLC ADR (United Kingdom)	97,600	3,857,152

		11,730,122

Food Products — 1.0%
H.J. Heinz Co.	500	19,495
Kraft Foods, Inc. (Class “A” Stock)	87,700	3,122,997
Sara Lee Corp.	128,900	3,111,646

		6,254,138

Gas Utilities — 0.0%
El Paso Corp.	1,500	15,600

Healthcare Equipment & Supplies — 0.1%
Guidant Corp.	6,600	475,860

Healthcare Providers & Services — 3.6%
Aetna, Inc.	77,500	9,668,125
HCA, Inc.	94,500	3,776,220
Tenet Healthcare Corp.(a)	570,700	6,266,286
WellPoint, Inc.(a)	18,800	2,162,000

		21,872,631

Hotels, Restaurants & Leisure — 3.5%
Caesars Entertainment, Inc.(a)	312,500	6,293,750
Carnival Corp. (Panama)	10,000	576,300
Hilton Hotels Corp.	46,000	1,046,040
International Game Technology	32,000	1,100,160
Marriott International, Inc. (Class “A” Stock)	13,000	818,740
McDonald’s Corp.	103,900	3,331,034
Starwood Hotels & Resorts Worldwide, Inc.	15,300	893,520
Wendy’s International, Inc.	7,900	310,154
Yum! Brands, Inc.	135,900	6,411,762

		20,781,460

Household Durables — 2.4%
D.R. Horton, Inc.	18,200	733,642
Lennar Corp. (Class “A” Stock)	237,100	13,438,828
Pulte Homes, Inc.	3,300	210,540

		14,383,010

Household Products — 0.3%
Procter & Gamble Co.	36,500	2,010,420

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Index Fund — 0.3%
iShares Russell 1000 Value Index Fund	27,350	$1,815,220

Industrial Conglomerates — 4.5%
3M Co.	14,000	1,148,980
General Electric Co.	441,900	16,129,350
Honeywell International, Inc.	7,600	269,116
Tyco International, Ltd. (Bermuda)	259,700	9,281,678

		26,829,124

Insurance — 10.2%
AFLAC, Inc.	47,800	1,904,352
Allmerica Financial Corp.(a)	115,300	3,785,299
Allstate Corp. (The)	126,400	6,537,408
AMBAC Financial Group, Inc.	19,000	1,560,470
Assurant, Inc.	17,400	531,570
Chubb Corp. (The)	5,100	392,190
CIGNA Corp.	300	24,471
Genworth Financial, Inc. (Class “A” Stock)	58,400	1,576,800
Hartford Financial Services Group, Inc.	32,300	2,238,713
MBIA, Inc.	11,800	746,704
MetLife, Inc.	362,600	14,688,926
Progressive Corp.	5,700	483,588
Protective Life Corp.	11,200	478,128
St. Paul Travelers Cos., Inc. (The)	387,600	14,368,332
Torchmark Corp.	18,300	1,045,662
UnumProvident Corp.	589,200	10,570,248
W. R. Berkley Corp.	14,900	702,833

		61,635,694

IT Consulting & Services — 0.1%
Automatic Data Processing, Inc.	6,000	266,100
Computer Sciences Corp.(a)	4,300	242,391
SunGuard Data Systems, Inc.(a)	1,000	28,330

		536,821

IT Services — 2.5%
Electronic Data Systems Corp.	655,600	15,144,360

Leisure Equipment & Products — 1.2%
Eastman Kodak Co.	181,700	5,859,825
Hasbro, Inc.	28,000	542,640
Mattel, Inc.	54,000	1,052,460

		7,454,925

Machinery — 1.3%
Caterpillar, Inc.	8,600	838,586
Deere & Co.	31,600	2,351,040
Eaton Corp.	19,800	1,432,728
ITT Industries, Inc.	1,000	84,450
SPX Corp.	82,400	3,300,944

		8,007,748

Media — 2.6%
Comcast Corp. (Special Class “A” Stock)(a)	6,800	223,312
E.W. Scripps Co. (The) (Class “A” Stock)	11,400	550,392
EchoStar Communications Corp. (Class “A” Stock)(a)	18,100	601,644

SEE NOTES TO FINANCIAL STATEMENTS.

B20

SP LARGE CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Media (cont’d.)
Fox Entertainment Group, Inc. (Class “A” Stock)(a)	56,900	$1,778,694
Gannett Co., Inc.	44,100	3,602,970
Knight-Ridder, Inc.	5,600	374,864
Liberty Media Corp. (Class “A” Stock)(a)	17,900	196,542
News Corp. (Class “B” Stock)	8,000	149,280
Time Warner, Inc.(a)	179,700	3,493,368
Tribune Co.	1,300	54,782
Viacom, Inc. (Class “B” Stock)	116,600	4,243,074
Walt Disney Co. (The)	6,500	180,700

		15,449,622

Metal & Mining — 1.0%
Alcoa, Inc.	186,200	5,850,404
United States Steel Corp.	8,400	430,500

		6,280,904

Multiline Retail — 2.9%
Costco Wholesale Corp.	5,000	242,050
Federated Department Stores, Inc.	23,800	1,375,402
Kohl’s Corp.(a)	11,800	580,206
Limited Brands, Inc.	1,700	39,134
May Department Stores Co.	13,500	396,900
Sears, Roebuck & Co.	283,400	14,461,902
Target Corp.	1,300	67,509

		17,163,103

Multi-Utilities — 0.3%
Dynegy, Inc. (Class “A” Stock)(a)	25,400	117,348
NiSource, Inc.	35,100	799,578
SCANA Corp.	26,800	1,055,920
Williams Cos., Inc.	1,000	16,290

		1,989,136

Oil & Gas — 6.6%
Anadarko Petroleum Corp.	16,600	1,075,846
Apache Corp.	13,500	682,695
Chesapeake Energy Corp.	35,100	579,150
ChevronTexaco Corp.	90,900	4,773,159
ConocoPhillips	47,700	4,141,791
Devon Energy Corp.	50,600	1,969,352
Exxon Mobil Corp.	325,400	16,680,004
Sunoco, Inc.	73,000	5,964,830
Teekay Shipping Corp.	27,200	1,145,392
Unocal Corp.	45,100	1,950,124
Valero Energy Corp.	19,000	862,600

		39,824,943

Paper & Forest Products — 1.1%
Bowater, Inc.	8,500	373,745
Georgia-Pacific Corp.	13,400	502,232
International Paper Co.	45,300	1,902,600
Weyerhaeuser Co.	57,200	3,844,984

		6,623,561

Personal Products — 0.0%
Gillette Co.	5,300	237,334

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Pharmaceuticals — 0.9%
Bristol-Myers Squibb Co.	17,000	$435,540
Eli Lilly & Co.	8,800	499,400
Forest Laboratories, Inc.(a)	26,600	1,193,276
Medicis Pharmaceutical Corp. (Class “A” Stock)	2,700	94,797
OSI Pharmaceuticals, Inc.(a)	14,800	1,107,780
Sepracor, Inc.(a)	12,000	712,440
Watson Pharmaceuticals, Inc.(a)	20,600	675,886
Wyeth	12,200	519,598

		5,238,717

Real Estate Investment Trust — 2.9%
Apartment Investment & Management Co. (Class “A” Stock)	103,000	3,969,620
Camden Property Trust	7,700	392,700
CarrAmerica Realty Corp.	13,200	435,600
CenterPoint Properties Trust	6,000	287,340
Duke Realty Corp.	12,900	440,406
Equity Office Properties Trust	83,800	2,440,256
General Growth Properties, Inc.	3,100	112,096
Host Marriott Corp.	7,400	128,020
Kimco Realty Corp.	10,500	608,895
Liberty Property Trust	5,700	246,240
Mack-Cali Realty Corp.	9,900	455,697
New Century Financial Corp.	57,400	3,668,434
Plum Creek Timber Co., Inc.	76,200	2,929,128
ProLogis	32,900	1,425,557

		17,539,989

Road & Rail — 0.9%
CSX Corp.	14,200	569,136
Norfolk Southern Corp.	42,500	1,538,075
Union Pacific Corp.	45,900	3,086,775

		5,193,986

Semiconductor Equipment & Products — 0.1%
Analog Devices, Inc.	8,900	328,588
QLogic Corp.(a)	1,900	69,787

		398,375

Software — 2.8%
Computer Associates International, Inc.	390,600	12,132,036
Microsoft Corp.	102,600	2,740,446
Oracle Corp.(a)	131,900	1,809,668
Take-Two Interactive Software, Inc.(a)	3,600	125,244

		16,807,394

Specialty Retail — 0.5%
Abercrombie & Fitch Co. (Class “A” Stock)	7,000	328,650
Foot Locker, Inc.	7,200	193,896
Home Depot, Inc.	21,900	936,006
Lowe’s Cos., Inc.	18,100	1,042,379
Nordstrom, Inc.	6,100	285,053
Ross Stores, Inc.	2,600	75,062
Staples, Inc.	10,700	360,697

		3,221,743

SEE NOTES TO FINANCIAL STATEMENTS.

B21

SP LARGE CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Textiles, Apparel & Luxury Goods — 0.9%
Jones Apparel Group, Inc.	92,000	$3,364,440
NIKE, Inc. (Class “B” Stock)	21,300	1,931,697

		5,296,137

Thrifts & Mortgage Finance — 2.8%
Freddie Mac	108,400	7,989,080
Washington Mutual, Inc.	204,500	8,646,260

		16,635,340

Tobacco — 3.6%
Altria Group, Inc.	352,000	21,507,200

Trading Companies & Distributors — 0.1%
W.W. Grainger, Inc.	4,700	313,114

Wireless Telecommunication Services — 0.3%
Nextel Communications, Inc. (Class “A” Stock)(a)	58,300	1,749,000

TOTAL LONG-TERM INVESTMENTS (cost $525,770,099)		592,167,077

SHORT-TERM INVESTMENT — 2.3%

	Principal Amount (000)
Repurchase Agreement
State Street Bank & Trust Co. 1.75%, 1/3/05(b) (cost $13,866,210)	$13,866	13,866,210

TOTAL INVESTMENTS — 100.8% (cost $539,636,309; Note 6)		606,033,287
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.8)%		(4,627,370)

NET ASSETS — 100%		$601,405,917

The following abbreviation is used in portfolio descriptions:

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $13,868,232 due 1/3/05. The value of the collateral including accrued interest was $14,237,156. Collateralized by United States Treasury or federal agency obligations.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Insurance	10.2%
Diversified Financial Services	8.6
Electric Utilities	6.9
Oil & Gas	6.6
Commercial Banks	5.9
Industrial Conglomerates	4.5
Healthcare Providers & Services	3.6
Tobacco	3.6
Hotels, Restaurants & Leisure	3.5
Aerospace/Defense	3.2
Real Estate Investment Trust	2.9
Multiline Retail	2.9
Software	2.8
Thrifts & Mortgage Finance	2.8
Media	2.6
IT Services	2.5
Household Durables	2.4
Diversified Telecommunication Services	2.3
Commercial Services & Supplies	2.3
Food & Staples Retailing	2.0
Chemicals	1.4
Machinery	1.3
Computers & Peripherals	1.3
Leisure Equipment & Products	1.2
Auto Components	1.1
Paper & Forest Products	1.1
Metal & Mining	1.0
Food Products	1.0
Textiles, Apparel & Luxury Goods	0.9
Pharmaceuticals	0.9
Road & Rail	0.9
Beverages	0.8
Automobiles	0.6
Specialty Retail	0.5
Communications Equipment	0.4
Household Products	0.3
Multi-Utilities	0.3
Index Fund	0.3
Wireless Telecommunication Services	0.3
Energy Equipment & Services	0.2
IT Consulting & Services	0.1
Containers & Packaging	0.1
Healthcare Equipment & Supplies	0.1
Biotechnology	0.1
Semiconductor Equipment & Products	0.1
Trading Companies & Distributors	0.1
Personal Products	—
Electronic Equipment & Instruments	—
Air Freight & Couriers	—
Gas Utilities	—
Electrical Equipment	—
Short-term Investment	2.3

100.8
Liabilities in excess of other assets	(0.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B22

SP LSV INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31,2004

LONG-TERM INVESTMENTS — 96.8%		Value (Note 2)
COMMON STOCKS — 96.0%	Shares
Australia — 4.1%
BlueScope Steel Ltd.	256,900	$1,661,417
CSR, Ltd.	661,000	1,378,300
David Jones Ltd.	732,200	1,274,217
Santos, Ltd.	266,100	1,768,892
Suncorp-Metway Ltd.	119,700	1,630,814
Telstra Corp. Ltd.	556,800	2,143,095

		9,856,735

Austria — 0.6%
Boehler-Uddeholm AG	11,500	1,453,405

Belgium — 1.3%
Dexia	136,000	3,127,797

Denmark — 1.0%
Danisco A/S	15,200	927,684
Danske Bank A/S	50,200	1,538,780

		2,466,464

Finland — 1.3%
Rautaruukki Oyj	102,200	1,214,120
Sampo Oyj (Series “A” Shares)	134,300	1,854,680

		3,068,800

France — 9.2%
BNP Paribas SA	56,500	4,093,313
Bouygues SA	51,900	2,398,532
Ciments Francais SA	10,300	963,219
CNP Assurances	31,500	2,256,422
Compagnie Generale des Establissements Michelen (Series “B” Shares)	38,300	2,456,677
Natexis Banques Populaires	6,900	944,447
Peugeot SA	36,400	2,310,561
Renault SA	27,000	2,258,869
Suez SA	127,900	3,410,899
Total SA	4,200	917,412

		22,010,351

Germany — 5.9%
BASF AG	52,000	3,746,092
Deutsche Bank AG	43,700	3,879,956
MAN AG	44,200	1,702,634
Salzgitter AG	68,900	1,334,545
Schering AG	16,600	1,241,221
ThyssenKrupp AG	104,900	2,309,882

		14,214,330

Greece — 0.4%
National Bank of Greece SA	29,500	973,576

Hong Kong — 1.7%
Chaoda Modern Agriculture Holdings Ltd.	2,419,000	894,750
CNOOC Ltd.	1,651,000	886,812
Orient Overseas International Ltd.	339,448	1,290,503
Shanghai Industrial Holdings Ltd.	450,000	961,056

		4,033,121

Ireland — 1.1%
Allied Irish Banks PLC	129,000	2,691,518

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Italy — 4.2%
Benetton Group SpA	74,900	$990,590
Enel SpA	263,300	2,587,548
ENI SpA	167,900	4,203,776
Riunione Adriatica di Sicurta SpA	102,200	2,311,551

		10,093,465

Japan — 19.5%
Alpine Electronics, Inc.	78,300	1,052,966
ALPS Electric Co. Ltd.	99,000	1,475,290
Asahi Breweries Ltd.	68,700	850,789
CMK Corp.	59,000	835,454
Cosmo Oil Co. Ltd.	357,000	1,055,636
Denki Kagaku Kogyo Kabushiki Kaisha	352,000	1,171,387
Hitachi Koki Co. Ltd.	136,000	1,202,459
Hitachi Ltd.	423,000	2,930,907
Hokkaido Electric Power Co., Inc.	62,200	1,223,119
Hokuetsu Paper Mills Ltd.	192,000	1,083,010
Honda Motor Co. Ltd.	47,500	2,461,452
Hosiden Corp.	102,900	1,139,763
Japan Securities Finance Co. Ltd.	120,000	781,107
JS Group Corp.	44,600	809,999
Kaken Pharmaceutical Co. Ltd.	145,000	955,158
Marubeni Corp.	545,000	1,510,491
Mitsubishi Chemical Corp.	498,000	1,516,307
Nippon Telegraph & Telephone Corp.	616	2,765,297
Nipro Corp.	65,000	1,089,148
Nissan Motor Co. Ltd.	289,700	3,149,466
NSK, Ltd.	307,000	1,542,939
Okasan Holdings, Inc.	205,000	1,142,334
Osaka Gas Co. Ltd.	512,000	1,598,907
Rengo Co. Ltd.	231,000	1,036,986
Sumitomo Osaka Cement Co. Ltd.	509,000	1,246,794
Sumitomo Trust & Banking Co. Ltd.	116,000	838,841
Taiheiyo Cement Corp.	351,000	873,475
Takefuji Corp.	29,390	1,987,632
Tanabe Seiyaku Co. Ltd.	115,000	1,185,127
Toyota Motor Corp.	140,300	5,709,486
UNY Co. Ltd.	71,000	811,369

		47,033,095

Liechtenstein — 0.5%
Verwaltungs-Und Privat-Bank AG	7,900	1,299,182

Netherlands — 4.9%
ABN AMRO Holding NV	97,700	2,588,247
ING Groep NV	138,100	4,178,478
Koninklijke (Royal) KPN NV	171,700	1,631,348
Royal Dutch Petroleum Co.	59,900	3,448,097

		11,846,170

Norway — 0.9%
Norsk Hydro ASA	25,700	2,024,040

Portugal — 0.6%
EDP Energias de Portugal SA	460,200	1,394,924

Singapore — 0.7%
MobileOne Ltd.	744,000	829,503
Singapore Telecommunications Ltd.	613,000	893,739

		1,723,242

SEE NOTES TO FINANCIAL STATEMENTS.

B23

SP LSV INTERNATIONAL VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS December 31,2004

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Spain — 3.6%
Banco Santander Central Hispano SA	114,300	$1,418,457
Compania Espanola de Petroleos SA	24,000	968,873
Endesa SA	141,600	3,327,802
Repsol YPF SA	53,600	1,395,917
Union Fenosa SA	61,800	1,625,432

		8,736,481

Sweden — 2.7%
Billerud Aktiebolag	74,900	1,335,608
Nordea Bank AB	326,600	3,292,834
Skanska AB (Series “B” Shares)	146,100	1,753,314

		6,381,756

Switzerland — 6.1%
Ciba Specialty Chemicals AG	23,700	1,802,876
Georg Fischer AG	4,300	1,113,666
Rieter Holding AG	4,400	1,276,933
Sulzer AG	3,500	1,392,028
Swisscom AG	2,300	906,165
UBS AG	69,600	5,836,215
Zurich Financial Services AG	14,500	2,417,729

		14,745,612

United Kingdom — 25.7%
Arriva PLC	144,200	1,494,989
Aviva PLC	284,800	3,433,829
Barclays PLC	402,800	4,531,751
Big Food Group PLC	515,500	930,327
Boots Group PLC	186,300	2,344,577
Bradford & Bingley PLC	293,400	1,891,277
Britannic Group PLC	164,800	1,442,783
British Aerospace PLC	515,700	2,282,165
British Vita PLC	249,300	1,292,305
BT Group PLC	887,800	3,460,112
Dixons Group PLC	558,500	1,629,843
FirstGroup PLC	208,900	1,398,723
GlaxoSmithKline PLC	59,500	1,395,941
HBOS PLC	284,700	4,635,134
Kelda Group PLC	170,000	2,064,374
Lloyds TSB Group PLC	457,400	4,153,711
Mitchells & Butlers PLC	301,700	1,969,397
Northern Foods PLC	417,900	1,373,985
Northumbrian Water Group PLC	450,000	1,524,882
Old Mutual PLC	875,400	2,226,904
Pilkington PLC	666,900	1,408,421
Prudential PLC	634	5,514
Scottish Power PLC	327,400	2,534,732
Severn Trent PLC	105,400	1,956,799
Shanks Group PLC	501,400	1,338,068
Shell Transport & Trading Co.	560,100	4,774,496
Tate & Lyle PLC	189,000	1,715,427
TT Electronics PLC	327,500	1,213,522
Viridian Group PLC	102,100	1,430,960

		61,854,948

TOTAL COMMON STOCKS (cost $212,373,748)		231,029,012

PREFERRED STOCKS — 0.8%	Shares	Value (Note 2)
Germany
Fresenius AG	12,000	$1,122,686
Rheinmetall AG	18,300	955,172

TOTAL PREFERRED STOCKS (cost $2,030,067)		2,077,858

TOTAL LONG-TERM INVESTMENTS (cost $214,403,815)		233,106,870

SHORT-TERM INVESTMENT — 2.5%	Principal Amount (000)
Repurchase Agreement
State Street Bank & Trust Co.,(a) 1.75%, 1/3/05 (cost $6,008,282)	$6,008	6,008,282

TOTAL INVESTMENTS — 99.3% (cost $220,412,097; Note 6)		239,115,152

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.7%		1,588,227

TOTAL NET ASSETS — 100.0%		$240,703,379

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2004 was as follows:

Banks	20.2%
Utilities	10.3%
Oil & Gas	8.9%
Automobiles & Manufacturing	7.6%
Insurance	6.6%
Telecommunications	6.2%
Chemicals	4.0%
Food & Beverage	3.8%
Financial Services	3.7%
Building & Construction	3.5%
Metals & Mining	3.3%
Electronic Equipment & Instruments	3.2%
Machinery	2.9%
Repurchase Agreement	2.5%
Pharmaceuticals	2.0%
Retail	2.0%
Transportation	1.8%
Containers	1.0%
Aerospace & Defense	0.9%
Healthcare	0.9%
Household Durables	0.9%
Hotels Restaurants & Leisure	0.8%
Industrial Conglomerates	0.8%
Commercial Services	0.6%
Marine	0.5%
Paper & Forest Products	0.4%

99.3%
Other assets in excess of liabilities	0.7%

100.0%

(a)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $6,009,158 due 1/3/05. The value of the collateral including accrued interest was $6,128,579. Collateralized by United States Treasury or federal agency obligations.

SEE NOTES TO FINANCIAL STATEMENTS.

B24

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 97.7%		Value (Note 2)
COMMON STOCKS	Shares

Advertising — 0.7%
Getty Images, Inc.(a)	650	$44,753
Interpublic Group of Cos., Inc. (The)(a)	7,200	96,480
Lamar Advertising Co. (Class “A” Stock)(a)	940	40,213

		181,446

Aerospace/Defense — 1.4%
Lockheed Martin Corp.	6,830	379,406

Air Freight & Couriers — 0.2%
Expeditors International of Washington, Inc.	1,050	58,674

Airlines — 0.3%
Southwest Airlines Co.	4,810	78,307

Banks and Savings & Loans — 1.8%
Bank of America Corp.	4,298	201,963
PNC Financial Services Group	5,180	297,539

		499,502

Chemicals — 0.6%
E.I. du Pont de Nemours & Co.	3,480	170,694

Computers — 1.9%
Dell, Inc.(a)	9,360	394,430
International Business Machines Corp.	1,370	135,055

		529,485

Computer Services — 1.4%
Accenture Ltd. (Class “A” Stock) (Bermuda)(a)	8,010	216,270
EMC Corp.(a)	12,380	184,091

		400,361

Consumer Discretionary — 2.2%
ComCast Corp. (Class “A” Stock)(a)	18,820	618,049

Containers & Packaging — 2.0%
Owens-Illinois, Inc.(a)	20,770	470,441
Smurfit-Stone Container Corp.(a)	5,130	95,828

		566,269

Cosmetics/Toiletries — 1.3%
Avon Products, Inc.	3,030	117,261
Procter & Gamble Co.	4,650	256,122

		373,383

Diversified Manufacturing Operations — 2.4%
General Electric Co.	12,020	438,730
Tyco International Ltd.	6,194	221,374

		660,104

Drugs & Medical Supplies — 16.0%
Abbott Laboratories	10,440	487,026
Allergan, Inc.	1,080	87,556
Amgen, Inc.(a)	2,760	177,054
Apria Healthcare Group, Inc.(a)	6,030	198,688
Elan Corp. PLC ADR (Ireland)(a)	740	20,165
Eli Lilly & Co.	2,140	121,445
Fisher Scientific International, Inc.(a)	1,350	84,213
Genentech, Inc.(a)	1,350	73,494

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Drugs & Medical Supplies (cont’d.)
Genzyme Corp.(a)	4,369	$253,708
Gilead Sciences, Inc.(a)	2,680	93,773
Guidant Corp.	1,240	89,404
ImClone Systems, Inc.(a)	2,660	122,573
Johnson & Johnson	12,890	817,484
MedImmune, Inc.(a)	8,240	223,386
Medtronic, Inc.	4,810	238,913
Merck & Co., Inc.	16,380	526,453
Pfizer, Inc.	1,158	31,139
Wyeth	18,650	794,303

		4,440,777

Electronic Components — 0.1%
Amphenol Corp. (Class “A” Stock)(a)	1,060	38,944

Energy — 2.2%
GlobalSantaFe Corp.	9,880	327,127
Noble Corp. (Cayman Islands)(a)	5,840	290,481

		617,608

Financial Services — 8.9%
American Express Co.	3,890	219,279
Citigroup, Inc.	4,665	224,760
Fiserv, Inc.(a)	3,180	127,804
Freddie Mac	4,800	353,760
Goldman Sachs Group, Inc. (The)	340	35,374
J.P. Morgan Chase & Co.	13,390	522,344
MBNA Corp.	2,960	83,442
Mellon Financial Corp.	13,160	409,408
Merrill Lynch & Co., Inc.	6,560	392,091
Northern Trust Corp.	1,960	95,217

		2,463,479

Food & Beverage — 2.7%
General Mills, Inc.	5,210	258,989
PepsiCo, Inc.	7,490	390,978
Sysco Corp.	2,970	113,365

		763,332

Healthcare — 0.2%
Waters Corp.(a)	1,380	64,570

Hospital Management — 1.2%
HCA Inc.	2,620	104,695
Tenet Healthcare Corp.(a)	21,150	232,227

		336,922

Insurance — 3.8%
Allstate Corp.	6,510	336,697
American International Group, Inc.	1,750	114,923
Conseco, Inc.(a)	16,460	328,377
Hartford Financial Services Group, Inc. (The)	3,810	264,071

		1,044,068

Internet — 2.4%
Akamai Technologies, Inc.(a)	4,860	63,326
Check Point Software Technologies Ltd. (Israel)(a)	2,400	59,112
eBay, Inc.(a)	1,150	133,722
IAC/InterActiveCorp(a)	4,410	121,804

SEE NOTES TO FINANCIAL STATEMENTS.

B25

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Internet (cont’d.)
Monster Worldwide, Inc.(a)	2,150	$72,326
Yahoo!, Inc.(a)	5,740	216,283

		666,573

Leisure — 1.6%
Carnival Corp.	2,820	162,516
Mattel, Inc.	10,330	201,332
Royal Caribbean Cruises Ltd.	1,540	83,838

		447,686

Media — 6.4%
Clear Channel Communications, Inc.	730	24,448
Cox Radio, Inc. (Class “A” Stock)(a)	1,420	23,402
Entercom Communications Corp.(a)	720	25,841
Fox Entertainment Group, Inc. (Class “A” Stock)(a)	20	625
Grupo Televisa, SA ADR (Mexico)	1,220	73,810
News Corp. (Class “A” Stock)	7,790	145,361
Time Warner, Inc.(a)	6,400	124,416
Univision Communications, Inc. (Class “A” Stock)(a)	2,370	69,370
Viacom, Inc. (Class “B” Stock)	20,855	758,913
Walt Disney Co. (The)	16,150	448,970
Westwood One, Inc.(a)	2,990	80,521

		1,775,677

Metals — 0.6%
Companhia Vale do Rio Doce ADR (Brazil)(a)	5,920	171,739

Multi – Industry — 0.8%
Cooper Industries Ltd. (Class “A” Stock)	1,530	103,872
Emerson Electric Co.	960	67,296
Illinois Tool Works, Inc.	550	50,974

		222,142

Networking Products — 1.5%
Cisco Systems, Inc.(a)	21,150	408,195

Oil – Exploration & Production — 0.8%
Devon Energy Corp.	5,500	214,060

Oil & Gas Services — 1.4%
BJ Services Co.	3,300	153,582
Cooper Cameron Corp.(a)	4,400	236,764

		390,346

Paper & Forest Products — 0.9%
Bowater, Inc. (Canada)	5,470	240,516

Restaurants — 0.1%
Cheesecake Factory, Inc. (The)(a)	1,145	37,178

Retail — 6.1%
Best Buy Co., Inc.	1,740	103,391
CVS Corp.	3,020	136,111
Gap, Inc. (The)	10,940	231,053
Home Depot, Inc.	3,940	168,396
Hot Topic, Inc.(a)	1,040	17,878
Kohl’s Corp.(a)	3,150	154,885
Lowe’s Cos., Inc.	2,260	130,153
Nordstrom, Inc.	760	35,515

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Retail (cont’d.)
Reebok International Ltd.	3,360	$147,840
Rite Aid Corp.(a)	39,110	143,143
Staples, Inc.	1,960	66,072
Target Corp.	4,480	232,646
Tiffany & Co.	1,230	39,323
Wal-Mart Stores, Inc.	1,710	90,322

		1,696,728

Schools — 0.1%
Career Education Corp.(a)	450	18,000

Semiconductors — 2.2%
Analog Devices, Inc.	4,030	148,788
Linear Technology Corp.	1,230	47,675
Marvell Technology Group Ltd. (Bermuda)(a)	2,050	72,713
Maxim Integrated Products, Inc.	1,120	47,477
PMC-Sierra, Inc.(a)	8,620	96,975
Texas Instruments, Inc.	2,850	70,167
Xilinx, Inc.	4,070	120,675

		604,470

Software — 7.6%
Activision, Inc.(a)	1,680	33,902
Ascential Software Corp.(a)	1,730	28,216
Citrix Systems, Inc.(a)	3,730	91,497
Computer Associates International, Inc.	7,980	247,859
Electronic Arts, Inc.(a)	2,110	130,145
Mercury Interactive Corp.(a)	4,400	200,420
Microsoft Corp.	30,536	815,617
Network Appliance, Inc.(a)	3,760	124,907
Oracle Corp.(a)	15,189	208,393
VERITAS Software Corp.(a)	7,776	222,005

		2,102,961

Technology — 0.6%
Applied Materials, Inc.(a)	3,760	64,296
KLA-Tencor Corp.(a)	1,080	50,306
Novellus Systems, Inc.(a)	2,020	56,338

		170,940

Telecommunications — 11.3%
ADTRAN, Inc.	2,220	42,491
Amdocs Ltd. (Israel)(a)	3,300	86,625
America Movil SA de CV ADR (Mexico)	2,650	138,728
Comverse Technology, Inc.(a)	1,670	40,832
Nokia Oyj, ADR (Finland)	32,350	506,924
Nortel Networks Corp. (Canada)(a)	136,170	475,233
Sprint Corp. (FON Group)	29,710	738,293
Telefonaktiebolaget LM Ericsson ADR (Sweden)(a)	1,510	47,550
Verizon Communications, Inc.	16,150	654,236
Vodafone Group PLC ADR (United Kingdom)	14,444	395,477

		3,126,389

Trucking/Shipping — 1.1%
FedEx Corp.	1,330	130,992
United Parcel Service, Inc. (Class “B” Stock)	1,940	165,792

		296,784

SEE NOTES TO FINANCIAL STATEMENTS.

B26

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Utilities — 0.9%
Calpine Corp.(a)	65,850	$259,449

TOTAL LONG-TERM INVESTMENTS (cost $24,164,593)		27,135,213

SHORT-TERM INVESTMENT — 2.5%

	Principal Amount (000)
Repurchase Agreement
State Street Bank & Trust Co. 1.75%, 1/3/05 (cost $ 694,980)(b)	$695	694,980

TOTAL INVESTMENTS — 100.2% (cost $24,859,573; Note 6)		27,830,193
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(60,818)

NET ASSETS — 100%		$27,769,375

The following abbreviation is used in portfolio description:

ADR	American Depository Receipt

(a)	Non-income producing security.

(b)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $695,081 due 1/3/05. The value of the collateral including accrued interest was $714,491. Collateralized by United States Treasury or Federal Agency obligations.

(c)	Indicates a fair valued security.

The industry classification of long-term portfolio holdings, short-term investments and liabilites in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Drugs & Medical Supplies	16.0%
Telecommunications	11.3
Financial Services	8.9
Software	7.6
Media	6.4
Retail	6.1
Insurance	3.8
Food & Beverage	2.7
Internet	2.4
Diversified Manufacturing Operations	2.4
Consumer Discretionary	2.2
Energy	2.2
Semiconductors	2.2
Containers & Packaging	2.0
Computers	1.9
Banks and Savings & Loans	1.8
Leisure	1.6
Networking Products	1.5
Computer Services	1.4
Oil & Gas Services	1.4
Aerospace/Defense	1.4
Cosmetics/Toiletries	1.3
Hospital Management	1.2
Trucking/Shipping	1.1
Utilities	0.9
Paper & Forest Products	0.9
Multi—Industry	0.8
Oil—Exploration & Production	0.8
Advertising	0.7
Metals	0.6
Technology	0.6
Chemicals	0.6
Airlines	0.3
Healthcare	0.2
Air Freight & Couriers	0.2
Electronic Components	0.1
Restaurants	0.1
Schools	0.1
Short-Term Investment	2.5

100.2
Liabilities in excess of other assets	(0.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B27

SP MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 98.1%		Value (Note 2)
COMMON STOCKS	Shares
Aerospace/Defense — 2.8%
Alliant Techsystems, Inc.(a)	14,400	$941,472
Armor Holdings, Inc.(a)	22,000	1,034,440
Precision Castparts Corp.	16,500	1,083,720

		3,059,632

Apparel — 2.3%
Coach, Inc.(a)	44,500	2,509,800

Automobiles & Trucks — 1.0%
Oshkosh Truck Corp.	16,500	1,128,270

Banks — 1.0%
UnionBanCal Corp.	16,000	1,031,680

Building & Construction — 4.8%
American Standard Cos., Inc.(a)	47,500	1,962,700
Centex Corp.	35,000	2,085,300
Toll Brothers, Inc.(a)	17,000	1,166,370

		5,214,370

Casinos — 3.3%
Scientific Games Corp. (Class “A” Stock)(a)	44,000	1,048,960
Station Casinos, Inc.	24,000	1,312,320
Wynn Resorts Ltd.(a)	17,700	1,184,484

		3,545,764

Computers — 3.2%
Apple Computer, Inc.(a)	39,300	2,530,920
PalmOne, Inc.(a)	27,300	861,315

		3,392,235

Computer Services — 1.3%
Research In Motion Ltd.(a)	16,800	1,384,656

Diversified Financial Services — 3.2%
Chicago Merchantile Exchange (The)	10,000	2,287,000
Doral Financial Corp.	23,500	1,157,375

		3,444,375

Diversified Manufacturing Operations — 3.9%
Eastman Kodak Co.	66,000	2,128,500
Eaton Corp.	13,200	955,152
Terex Corp.(a)	22,200	1,057,830

		4,141,482

Drugs & Medical Supplies — 8.6%
C.R. Bard, Inc.	15,500	991,690
Dade Behring Holdings, Inc.(a)	20,500	1,148,000
Gen-Probe, Inc.(a)	30,000	1,356,300
Sepracor, Inc.(a)	41,600	2,469,792
St. Jude Medical, Inc.(a)	48,800	2,046,184
Zimmer Holdings, Inc.(a)	15,000	1,201,800

		9,213,766

Electronics — 7.4%
Alliance Data Systems Corp.(a)	45,500	2,160,340
Black & Decker Corp. (The)	11,500	1,015,795
FLIR Systems, Inc.(a)	19,000	1,212,010
Garmin Ltd.	18,300	1,113,372

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Electronics (cont’d.)
Harman International Industries, Inc.	11,000	$1,397,000
Trimble Navigation Ltd.(a)	31,400	1,037,456

		7,935,973

Financial Services — 2.7%
AmeriCredit Corp.(a)	76,000	1,858,200
CIT Group, Inc.	23,000	1,053,860

		2,912,060

Healthcare Services — 4.0%
Laboratory Corp. of America Holdings(a)	22,000	1,096,040
Quest Diagnostics, Inc.	10,700	1,022,385
Sierra Health Services, Inc.(a)	40,100	2,209,911

		4,328,336

Hotels, Restaurants & Leisure — 2.0%
Hilton Hotels Corp.	92,800	2,110,272

Human Resources — 0.9%
Robert Half Int’l, Inc.	33,000	971,190

Internet — 13.0%
Akamai Technologies, Inc.(a)	63,500	827,405
Ask Jeeves, Inc.(a)	24,000	642,000
Digital River, Inc.(a)	28,000	1,165,080
F5 Networks, Inc.(a)	43,000	2,094,960
Overstock.com, Inc.(a)	35,500	2,449,500
Sapient Corp.(a)	104,000	822,640
Symantec Corp.(a)	74,000	1,906,240
VeriSign, Inc.(a)	52,200	1,749,744
Yahoo!, Inc.(a)	61,200	2,306,016

		13,963,585

Networking Products — 2.3%
Juniper Networks, Inc.(a)	92,500	2,515,075

Oil & Gas Exploration & Production — 6.9%
Amerada Hess Corp.	13,000	1,070,940
Nabors Industries Ltd. (Bermuda)(a)	19,800	1,015,542
Smith International, Inc.(a)	34,400	1,871,704
Ultra Petroleum Corp. (Canada)(a)	18,500	890,405
Valero Energy Corp.	26,200	1,189,480
XTO Energy, Inc.	39,000	1,379,820

		7,417,891

Radio & Television — 2.5%
XM Satellite Radio Holdings, Inc. (Class “A” Stock)(a)	71,000	2,671,020

Real Estate Investment Trusts — 0.9%
General Growth Properties, Inc.	27,500	994,400

Retail — 4.4%
Aeropostale, Inc.(a)	30,000	882,900
Amazon.com, Inc.(a)	55,000	2,435,950
Foot Locker, Inc.	34,500	929,085
United Natural Foods, Inc.(a)	17,000	528,700

		4,776,635

Semiconductors — 3.8%
Advanced Micro Devices, Inc.(a)	99,000	2,179,980
ATI Technologies, Inc.(a)	35,000	678,650
Marvell Technology Group Ltd. (Bermuda)(a)	33,500	1,188,245

		4,046,875

SEE NOTES TO FINANCIAL STATEMENTS.

B28

SP MID-CAP GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Software — 4.4%
Activision, Inc.(a)	57,000	$1,150,260
Autodesk, Inc.	30,600	1,161,270
Electronic Arts, Inc.(a)	39,700	2,448,696

		4,760,226

Telecommunications — 5.7%
America Movil SA de CV ADR (Mexico)	13,400	701,490
Avaya, Inc.(a)	122,000	2,098,400
CenturyTel, Inc.	42,300	1,500,381
Corning, Inc.(a)	151,000	1,777,270

		6,077,541

Toys — 0.8%
Marvel Enterprises, Inc.(a)	41,500	849,920

Transport Services — 1.0%
Landstar System, Inc.(a)	14,500	1,067,780

TOTAL LONG-TERM INVESTMENTS (cost $84,535,265)		105,464,809

SHORT-TERM INVESTMENTS — 1.9%

	Principal Amount (000)
Repurchase Agreement
State Street Bank & Trust Co. Repurchase Agreement,(b) (cost $2,082,221) 1.75%, 1/3/04	$2,082	2,082,221

TOTAL INVESTMENTS — 100.0% (cost $86,617,486; Note 6)		107,547,030
LIABILITIES IN EXCESS OF OTHER ASSETS		(36,229)

NET ASSETS — 100%		$107,510,801

The following abbreviation is used in the portfolio descriptions:

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $2,082,525 due 1/3/05. The value of the collateral including accrued interest was $2,141,371. Collateralized by United States Treasury or federal agency obligations.

The industry classification of long-term portfolio holdings and short-term investments shown as a percentage of net assets as of December 31, 2004 was as follows:

Internet	13.0%
Drugs & Medical Supplies	8.6
Electronics	7.4
Oil & Gas Exploration & Production	6.9
Telecommunications	5.7
Building & Construction	4.8
Retail	4.4
Software	4.4
Healthcare Services	4.0
Diversified Manufacturing Operations	3.9
Semiconductors	3.8
Casinos	3.3
Diversified Financial Services	3.2
Computers	3.2
Aerospace/Defense	2.8
Financial Services	2.7
Radio & Television	2.5
Networking Products	2.3
Apparel	2.3
Hotel, Restaurants & Leisure	2.0
Computer Services	1.3
Automobiles & Trucks	1.0
Transport Services	1.0
Banks	1.0
Real Estate Investment Trusts	0.9
Human Resources	0.9
Toys	0.8
Short-term investments	1.9

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B29

SP PIMCO HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 92.4% LONG-TERM BONDS — 92.4%	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS — 85.5%
Aerospace & Defense — 1.5%
Armor Holdings, Inc., Sr. Sub. Notes	B1	8.25%	08/15/13	$1,000	$1,120,000
Continental Airlines, Inc., Pass-Through Certs., Ser. 01-1	Ba1	7.373%	12/15/15	156	131,633
Continental Airlines, Inc., Pass-Through Certs., Ser. 99-1A	Baa3	6.545%	02/02/19	1,054	1,047,113
Delta Air Lines, Inc., Pass-Through Certs., Ser. 00-1	Ba1	7.379%	05/18/10	411	406,284
Delta Air Lines, Inc., Pass-Through Certs., Ser. 00-1	Ba1	7.57%	11/18/10	500	493,202
Northwest Airlines Corp., Pass-Through Certs., 99-1A	Baa3	6.81%	02/01/20	468	437,398
Northwest Airlines Corp., Pass-Through Certs., 99-2A	Baa2	7.575%	03/01/19	256	264,653
United Air Lines, Inc., Pass-Through Certs., Ser. 00-1(a)	NR	7.73%	07/01/10	550	488,713
United Air Lines, Inc., Pass-Through Certs., Ser. 01-1(a)	NR	6.201%	09/01/08	100	90,964
United Air Lines, Inc., Pass-Through Certs., Ser. 01-1(a)	NR	6.602%	09/01/13	350	329,073

					4,809,033

Asset Backed Securities — 1.6%
Cedar Brakes II LLC, Sr. Sec’d Bond,	Baa2	9.875%	09/01/13	176	210,368
Jet Equipment Trust (Class A), 144A (cost $68,544; purchased 10/18/01)(a)(j)(k)	NR	7.63%	08/15/12	81	55,630
Midwest Generation LLC, Pass-Through Certs., Ser. A	B1	8.30%	07/02/09	800	860,000
Midwest Generation LLC, Pass-Through Certs., Ser. B	B1	8.56%	01/02/16	2,325	2,580,750
Midwest Generation LLC, Sr. Sec’d. Notes	B1	8.75%	05/01/34	1,000	1,135,000

					4,841,748

Autos – Cars & Trucks — 2.2%
Arvin Capital I, Gtd. Notes	Ba2	9.50%	02/01/27	750	776,250
ArvinMeritor, Inc., Notes	Ba1	6.625%	06/15/07	650	679,250
ArvinMeritor, Inc., Notes	Ba1	8.75%	03/01/12	300	346,500
Dura Operating Corp., Gtd. Notes, Ser. B	B2	8.625%	04/15/12	1,000	1,040,000
Tenneco Automotive, Inc., Sec’d. Notes	B2	10.25%	07/15/13	1,175	1,386,500
Tenneco Automotive, Inc., Sr. Sub. Notes 144A(j)	B3	8.625%	11/15/14	375	390,000
Transmontaigne, Inc., Ser. B	B3	9.125%	06/01/10	700	759,500
TRW Automotive, Sr. Notes	Ba3	9.375%	02/15/13	1,315	1,525,400

					6,903,400

Broadcasting & Other Media — 1.6%
Lighthouse International Co. SA, Sr. Notes	B3	8.00%	04/30/14	1,320	1,840,859
Quebecor Media, Inc., Sr. Notes (Canada)	B2	11.125%	07/15/11	1,050	1,199,625
Sinclair Broadcast Group, Inc.	B2	8.00%	03/15/12	1,100	1,168,750
Young Broadcasting, Inc., Gtd. Notes	Caa1	10.00%	03/01/11	400	427,000
Young Broadcasting, Inc., Sr. Notes	B2	8.50%	12/15/08	375	401,250

					5,037,484

Cable — 4.7%
Cablevision Systems Corp., Sr Notes 144A(j)	B3	8.00%	04/15/12	250	266,875
CanWest Media, Inc., Sr. Sub. Notes (Canada)	B2	10.625%	05/15/11	1,650	1,852,125
CCO Holdings LLC, Sr. Notes	B3	8.75%	11/15/13	1,570	1,621,025
CF Cable TV, Inc., Sr. Notes (Canada)	Ba3	9.125%	07/15/07	500	513,763
Charter Communications Operating LLC, Sr. Notes 144A(j)	B2	8.00%	04/30/12	550	572,000
Charter Communications Operating LLC, Sr. Notes 144A(j)	B2	8.375%	04/30/14	665	701,575
CSC Holdings, Inc., Debs., Ser. B	B1	8.125%	08/15/09	500	546,875
CSC Holdings, Inc., Sr. Notes	B1	7.25%	07/15/08	225	237,375
CSC Holdings, Inc., Sr. Notes	B1	7.875%	12/15/07	200	214,500
CSC Holdings, Inc., Sr. Notes 144A(j)	B1	6.75%	04/15/12	100	103,000
CSC Holdings, Inc., Sr. Notes, Ser. B	B1	7.625%	04/01/11	2,875	3,097,812
DirecTV Holdings LLC, Sr. Notes	Ba2	8.375%	03/15/13	1,450	1,625,812
Echostar DBS Corp., Sr. Notes	Ba3	5.75%	10/01/08	1,400	1,417,500
Mediacom Broadband LLC, Gtd. Notes	B2	11.00%	07/15/13	1,650	1,773,750
Rogers Cable, Inc., Sec’d. Notes 144A (Canada)(j)	Ba3	6.75%	03/15/15	175	178,938
Rogers Cablesystems, Ltd., Sr. Notes, Ser. B (Canada)	Ba3	10.00%	03/15/05	110	111,513

					14,834,438

SEE NOTES TO FINANCIAL STATEMENTS.

B30

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Chemicals — 3.3%
Brenntag Tag Term B2, (cost $1,509,937; purchased 03/17/04)(f)(k)	B1	4.73%	02/28/12	$1,500	$1,508,688
Equistar Chemicals LP	B2	8.75%	02/15/09	2,025	2,268,000
Equistar Chemicals LP, Gtd. Notes	B2	10.125%	09/01/08	500	576,250
ISP Chemco, Inc., Ser. B	B1	10.25%	07/01/11	1,200	1,356,000
ISP Holdings, Inc., Sr. Sec’d. Note, Ser. B	B2	10.625%	12/15/09	300	332,250
Kraton Polymers LLC., Sr. Sub. Notes 144A(j)	Caa1	8.125%	01/15/14	1,175	1,224,937
Lyondell Chemical Co., Sr. Sec’d. Notes	B1	9.875%	05/01/07	105	109,988
Nalco Co., Sr. Notes	B2	7.75%	11/15/11	1,200	1,296,000
Nalco Co., Sr. Sub. Notes	Caa1	8.875%	11/15/13	850	932,875
Westlake Chemical Corp., Gtd. Notes	Ba2	8.75%	07/15/11	650	734,500

					10,339,488

Construction — 0.4%
North America Energy Partners, Inc., Sr. Notes (Canada)	B2	8.75%	12/01/11	300	306,000
Universal City Dev Partners, Sr. Notes	B2	11.75%	04/01/10	825	974,531

					1,280,531

Containers — 3.4%
Crown European Holdings SA, Sec’d. Notes (France)	B1	9.50%	03/01/11	2,050	2,337,000
Greif, Inc., Gtd. Notes	B1	8.875%	08/01/12	500	556,250
Jefferson Smurfit Corp., Gtd. Notes	B2	7.50%	06/01/13	800	854,000
Kappa Beheer BV, Gtd. Notes (Netherlands)	B2	10.625%	07/15/09	1,275	1,351,500
Norampac, Inc., Sr. Notes (Canada)	Ba2	6.75%	06/01/13	900	947,250
Owens-Brockway, Gtd. Notes	B1	7.75%	05/15/11	300	324,750
Owens-Brockway, Gtd. Notes	B2	8.25%	05/15/13	600	660,000
Owens-Brockway, Gtd. Notes	B1	8.875%	02/15/09	650	706,062
Owens-Brockway, Sec’d. Notes	B1	8.75%	11/15/12	1,200	1,353,000
Owens-Brockway, Sr. Notes 144A(j)	B2	6.75%	12/01/14	600	606,000
Stone Container Corp., Gtd. Notes (Canada)	B2	7.375%	07/15/14	150	159,750
Stone Container Corp., Sr. Notes (Canada)	B2	9.75%	02/01/11	700	766,500

					10,622,062

Cosmetics & Toiletries — 0.3%
JohnsonDiversey, Inc., Sr. Sub. Notes	B2	9.625%	05/15/12	800	894,000

Distribution/Wholesale — 0.3%
Aviall, Inc., Sr. Notes	B1	7.625%	07/01/11	875	931,875

Diversified Operations — 1.4%
Bombardier, Inc., (cost $1,389,885; purchased 12/15/03)(c)(f)(k)	B1	4.97%	12/17/10	1,386	1,406,357
Bombardier, Inc., (cost $595,992; purchased 12/15/03)(c)(f)(k)	B1	4.97%	12/18/10	594	602,725
PanAmSat Corp., Term A1 (cost $1,021,104; purchased 12/13/04)(f)(k)	NR	1.00%	08/20/09	1,014	1,017,303
PanAmSat Corp., Term A2 (cost $490,146; purchased 12/13/04)(f)(k)	NR	1.00%	08/20/09	486	488,322
Trinity Industries, Inc., Sr. Notes	Ba3	6.50%	03/15/14	1,000	1,000,000

					4,514,707

Drugs & Health Care — 2.7%
Fisher Scientific International, Inc., Sr. Sub. Notes	Ba3	8.00%	09/01/13	1,000	1,135,000
Fresenius Medical Care Capital Trust II, Gtd. Notes	Ba2	7.875%	02/01/08	1,250	1,359,375
Fresenius Medical Care Capital Trust IV, Gtd. Notes	Ba2	7.875%	06/15/11	1,925	2,146,375
PacifiCare Health Systems, Inc., Gtd. Notes	Ba3	10.75%	06/01/09	292	337,260
Rotech Healthcare, Inc., Sr. Sub. Notes	B2	9.50%	04/01/12	1,775	1,952,500
VMR International, Sr. Notes 144A(j)	B3	6.875%	04/15/12	1,300	1,358,500

					8,289,010

Entertainment — 1.9%
Park Place Entertainment Corp., Sr. Notes	Ba1	7.00%	04/15/13	1,175	1,295,438
Park Place Entertainment Corp., Sr. Sub. Notes	Ba2	7.875%	03/15/10	950	1,069,937
Park Place Entertainment Corp., Sr. Sub. Notes	Ba2	8.875%	09/15/08	300	339,750
Park Place Entertainment Corp., Sr. Sub. Notes	Ba2	9.375%	02/15/07	600	661,500
Royal Caribbean Cruises Ltd., Sr. Notes (Liberia)	Ba2	8.00%	05/15/10	700	791,000

SEE NOTES TO FINANCIAL STATEMENTS.

B31

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Entertainment (Cont’d.)
Royal Caribbean Cruises Ltd., Sr. Notes (Liberia)	Ba2	8.75%	02/02/11	$775	$915,469
Six Flags, Inc.	Caa1	9.75%	04/15/13	765	776,475

					5,849,569

Financials — 4.6%
AES Red Oak LLC, Sec’d. Notes, Ser. A	B2	8.54%	11/30/19	94	105,301
Ahold Finance Usa Inc., Notes	Ba3	8.25%	07/15/10	1,300	1,472,250
Bcp Caylux Holdings SCA, Sr. Sub. Notes 144A (Luxembourg)(j)	B3	9.625%	06/15/14	2,175	2,452,312
Bluewater Finance, Ltd., Gtd. Notes (Cayman Islands)	B1	10.25%	02/15/12	1,300	1,420,250
Eircom Funding, Sr. Sub. Notes (Ireland)	B1	8.25%	08/15/13	1,200	1,326,000
Jet Equipment Trust, Ser. 1995-A 144A (cost $245,524; purchased 03/04/02)(a)(j)(k)	NR	10.00%	06/15/12	300	201,000
MDP Acquisitions PLC, Sr. Notes (Ireland)	B3	9.625%	10/01/12	1,700	1,895,500
Mizuho JGB Investment, Ser. A 144A(c)(j)	Baa1	9.87%	12/29/49	1,775	2,076,485
Refco Finance Holdings LLC, Sr. Sub. Notes 144A(j)	B3	9.00%	08/01/12	600	657,000
Riggs Capital Trust, 144A(j)	Caa1	8.625%	12/31/26	750	765,000
Riggs Capital Trust, Gtd. Notes	Caa1	8.625%	12/31/26	1,050	1,071,000
Riggs Capital Trust, Gtd. Notes	Caa1	8.875%	03/15/27	100	102,000
Volkswagen Insurance Co., (cost $915,333; purchased 04/05/04)(f)(k)	B1	3.60%	04/07/11	915	930,208

					14,474,306

Food & Beverage — 1.9%
Borden United States Finance Corp., Sr. Sec’d. Notes 144A(j)	B3	9.00%	07/15/14	150	166,500
Delhaize America Inc., Gtd. Notes	Ba1	8.125%	04/15/11	1,500	1,748,586
Ingles Markets, Inc., Gtd. Notes	Ba3	8.875%	12/01/11	1,050	1,123,500
Reddy Ice Group, Inc., Sr. Sub. Notes	B3	8.875%	08/01/11	1,000	1,080,000
Roundy’s, Inc., Sr. Sub. Notes, Ser. B	B2	8.875%	06/15/12	1,500	1,638,750
UGS Corp., Sr. Sub. Notes 144A(j)	B3	10.00%	06/01/12	275	312,813

					6,070,149

Forest & Paper — 2.7%
Abitibi Consolidated, Inc., Notes (Canada)	Ba3	7.875%	08/01/09	400	423,000
Abitibi-Consolidated, Inc., (Canada)	Ba3	8.55%	08/01/10	1,750	1,896,563
Abitibi-Consolidated, Inc., Debs. (Canada)	Ba3	8.85%	08/01/30	260	261,300
Abitibi-Consolidated, Inc., Notes (Canada)	Ba3	5.25%	06/20/08	375	367,031
Boise Cascade Corp., Sr. Notes	Baa2	7.00%	11/01/13	700	809,808
Boise Cascade LLC, Sr. Sub. Notes 144A(j)	B2	7.125%	10/15/14	150	158,625
Georgia-Pacific Corp., Debs.	Ba3	7.25%	06/01/28	750	802,500
Georgia-Pacific Corp., Sr. Notes	Ba2	8.00%	01/15/14	100	113,750
Georgia-Pacific Corp., Sr. Notes	Ba3	8.00%	01/15/24	3,000	3,480,000

					8,312,577

Funeral Services — 0.1%
Alderwoods Group, Inc., Sr. Notes 144A(j)	B2	7.75%	09/15/12	275	297,000

Gaming — 2.9%
Boyd Gaming Corp., Sr. Sub. Notes	B1	7.75%	12/15/12	500	545,625
Choctaw Resort Development Enterprise (The), Sr. Notes 144A(j)	B1	7.25%	11/15/19	575	580,750
Mandalay Resort Group, Sr. Notes	Ba2	6.375%	12/15/11	500	522,500
Mandalay Resort Group, Sr. Notes	Ba2	6.50%	07/31/09	1,000	1,055,000
Mandalay Resort Group, Sr. Sub. Deb.	Ba3	7.625%	07/15/13	980	1,073,100
Mandalay Resort Group, Sr. Sub. Notes	Ba3	9.375%	02/15/10	75	87,375
MGM Mirage, Inc., Gtd. Notes	Ba1	6.00%	10/01/09	1,500	1,537,500
MGM Mirage, Inc., Gtd. Notes	Ba2	8.375%	02/01/11	1,150	1,296,625
Seneca Gaming Corp., Sr. Notes	B2	7.25%	05/01/12	610	642,025
Station Casinos, Inc., Sr. Notes	Ba3	6.00%	04/01/12	700	713,125
Station Casinos, Inc., Sr. Sub. Notes	B1	6.50%	02/01/14	225	231,187
Wynn Las Vegas LLC, 1st. Mortgage 144A(j)	B2	6.625%	12/01/14	825	816,750

					9,101,562

SEE NOTES TO FINANCIAL STATEMENTS.

B32

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Hospitals/Hospital Management — 3.5%
Community Health Systems, Inc., Sr. Sub. Notes 144A(j)	B3	6.50%	12/15/12	$1,000	$1,007,500
Extendicare Health Services, Inc., Gtd. Notes	B1	9.50%	07/01/10	1,000	1,120,000
HCA, Inc., Notes	Ba2	5.50%	12/01/09	75	75,025
HCA, Inc., Notes	Ba2	6.25%	02/15/13	900	907,891
HCA, Inc., Notes	Ba2	6.30%	10/01/12	300	304,261
HCA, Inc., Notes	Ba2	6.375%	01/15/15	300	301,215
HCA, Inc., Notes	Ba2	6.75%	07/15/13	2,100	2,182,582
HCA, Inc., Sr. Notes	Ba2	7.875%	02/01/11	650	715,976
Tenet Healthcare Corp., Sr. Notes	B3	6.375%	12/01/11	555	514,763
Tenet Healthcare Corp., Sr. Notes	B3	6.50%	06/01/12	600	555,000
Tenet Healthcare Corp., Sr. Notes	B3	7.375%	02/01/13	1,875	1,818,750
Tenet Healthcare Corp., Sr. Notes 144A(j)	B3	9.875%	07/01/14	475	517,750
Triad Hospitals, Inc., Sr. Sub. Notes	B3	7.00%	11/15/13	950	971,375

					10,992,088

Industrial — 0.8%
Airgas, Inc., Sr. Sub. Notes	Ba2	6.25%	07/15/14	950	969,000
FIMEP SA, Sr. Notes (France)	B1	10.50%	02/15/13	850	1,007,250
Freescale Semiconductor, Inc., Sr. Notes(c)	Ba2	4.82%	07/15/09	275	286,344
Freescale Semiconductor, Inc., Sr. Notes	Ba2	7.125%	07/15/14	175	189,875

					2,452,469

Lodging — 1.2%
Host Marriott Corp., Gtd. Notes, Ser. B	Ba3	7.875%	08/01/08	38	39,045
Host Marriott LP, Gtd. Notes, Ser. G	Ba3	9.25%	10/01/07	300	334,500
Host Marriott LP, Gtd. Notes, Ser. I	Ba3	9.50%	01/15/07	225	246,375
Host Marriott LP, Sr. Notes	Ba3	7.125%	11/01/13	525	561,094
Host Marriott LP, Sr. Notes, Ser. E	Ba3	8.375%	02/15/06	650	679,250
ITT Corp., Debs.	Ba1	7.375%	11/15/15	200	222,500
Starwood Hotels & Resorts Worldwide, Inc., Gtd. Notes	Ba1	7.875%	05/01/12	1,575	1,799,437

					3,882,201

Manufacturing — 1.0%
Dresser, Inc., Gtd. Notes	B2	9.375%	04/15/11	1,490	1,631,550
Dresser, Inc., Sr. Sub. Notes 144A(j)	B3	7.375%	11/01/14	350	357,000
SPX Corp., Sr. Notes	Ba3	6.25%	06/15/11	600	633,000
SPX Corp., Sr. Notes	Ba3	7.50%	01/01/13	500	542,500

					3,164,050

Marine — 0.2%
Horizon Lines LLC., Notes 144A(j)	B3	9.00%	11/01/12	620	666,500

Oil & Gas Exploration & Production — 10.3%
Chesapeake Energy Corp., Gtd. Notes	Ba3	8.125%	04/01/11	151	163,920
Chesapeake Energy Corp., Sr. Notes	Ba3	7.50%	09/15/13	700	762,125
Chesapeake Energy Corp., Sr. Notes	Ba3	7.50%	06/15/14	450	491,625
Chesapeake Energy Corp., Sr. Notes 144A(j)	Ba3	6.375%	06/15/15	500	513,750
Coastal Corp., Notes	Caa1	6.375%	02/01/09	700	697,375
Coastal Corp., Notes	Caa1	7.75%	06/15/10	150	156,750
Coastal Corp., Sr. Debs.	Caa1	7.75%	10/15/35	400	373,000
Dynegy-Roseton Danskammer, Gtd. Notes	Caa2	7.27%	11/08/10	2,800	2,828,000
El Paso CGP Co., Debs.	Caa1	6.50%	06/01/08	500	506,250
El Paso CGP Co., Notes	Caa1	7.625%	09/01/08	2,400	2,508,000
El Paso Corp., (cost $375,000; purchased 11/19/04)(f)(k)	B3	5.265%	03/14/05	375	377,402
El Paso Corp., Notes	Caa1	7.875%	06/15/12	150	156,938
El Paso Corp., Sr. Notes	Caa1	7.80%	08/01/31	675	648,000
El Paso Corp., Term B (cost $625,000; purchased 11/19/04)(f)(k)	B3	5.188%	11/22/09	625	629,861
El Paso Energy, Sr. Notes	Caa1	7.375%	12/15/12	1,750	1,771,875
El Paso Natural Gas Co., Sr. Notes	B1	7.625%	08/01/10	750	821,250
El Paso Production Holding Co., Gtd. Notes	B3	7.75%	06/01/13	2,175	2,278,313

SEE NOTES TO FINANCIAL STATEMENTS.

B33

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Oil & Gas Exploration & Production (Cont’d.)
Encore Acquisition Co., Sr. Sub. Notes	B2	6.25%	04/15/14	$950	$954,750
Evergreen Resources, Inc., Sr. Sub. Notes	Baa3	5.875%	03/15/12	225	235,094
Foundation Coal Co., Sr. Notes 144A(j)	B1	7.25%	08/01/14	135	143,775
Gaz Capital SA, Notes (Luxembourg) 144A(j)	Ba2	8.625%	04/28/34	100	117,000
Hanover Equipment Trust, Sec’d. Notes, Ser. A	B2	8.50%	09/01/08	1,850	1,988,750
MSW Energy Holdings Finance LLC, Sr. Sec’d. Notes, Ser. B	Ba2	7.375%	09/01/10	500	525,000
Newpark Resources, Inc., Gtd. Notes, Ser. B	B2	8.625%	12/15/07	875	888,125
NRG Energy, Inc., Sr. Sub Notes 144A(f)(j)	B1	8.00%	12/15/13	1,975	2,152,750
PEMEX Project Funding Master Trust, Notes	Baa1	7.375%	12/15/14	250	277,875
Plains E&P Co., Sr. Notes	Ba2	7.125%	06/15/14	500	545,000
Premcor Refining Group, Inc., Gtd. Notes	Ba3	6.75%	05/01/14	300	318,750
Sesi LLC, Gtd. Notes	B1	8.875%	05/15/11	900	985,500
Sonat, Inc., Notes	Caa1	7.625%	07/15/11	300	310,500
The Williams Cos., Inc.	B1	8.75%	03/15/32	600	689,250
The Williams Cos., Inc., Notes	B1	7.625%	07/15/19	50	55,000
The Williams Cos., Inc., Notes	B1	7.875%	09/01/21	1,925	2,146,375
The Williams Cos., Inc., Notes	B1	8.125%	03/15/12	2,300	2,656,500
Vintage Petroleum, Inc., Sr. Notes	Ba3	8.25%	05/01/12	250	275,625
Vintage Petroleum, Inc., Sr. Sub. Notes	B1	7.875%	05/15/11	1,135	1,208,775

					32,158,828

Printing & Publishing — 1.9%
American Media Operations, Inc., Gtd. Notes, Ser. B	B3	10.25%	05/01/09	1,225	1,290,844
Dex Media West LLC, Sr. Notes	B1	8.50%	08/15/10	975	1,084,687
Dex Media West LLC, Sr. Sub. Notes	B2	9.875%	08/15/13	1,422	1,638,855
Mail-Well I Corp., Gtd. Notes	B1	9.625%	03/15/12	760	834,100
PRIMEDIA, Inc., Sr. Notes(c)	B3	7.665%	05/15/10	125	132,500
PRIMEDIA, Inc., Sr. Notes	B3	8.00%	05/15/13	860	884,725

					5,865,711

Real Estate Investment Trust — 1.7%
Forest City Enterprises, Inc., Sr. Notes	Ba3	7.625%	06/01/15	1,000	1,060,000
General Growth Properties, Inc., (cost $1,497,531; purchased 11/16/04-12/07/04)(f)(k)	NR	4.53%	11/12/08	1,500	1,503,750
La Quinta Properties, Inc.	Ba3	8.875%	03/15/11	950	1,059,250
Ventas Realty LP, Sr. Notes	Ba3	8.75%	05/01/09	1,450	1,625,813

					5,248,813

Retail — 1.7%
AmeriGas Partners LP, Sr. Notes	B2	10.00%	04/15/06	200	215,000
AmeriGas Partners LP, Sr. Notes (cost $153,231; purchased 04/17/02)(f)(k)	Ba3	8.83%	04/19/10	150	180,124
AmeriGas Partners LP, Sr. Notes, Ser. B	B2	8.875%	05/20/11	550	599,500
Ferrellgas Partners LP	Ba3	6.75%	05/01/14	900	924,750
Ferrellgas Partners LP, Sr. Notes	B2	8.75%	06/15/12	575	626,750
J.C. Penney Co., Inc., Notes	Ba2	8.00%	03/01/10	700	799,750
Suburban Propane Partners LP, Sr. Notes	B1	6.875%	12/15/13	725	739,500
Toys “R” Us, Inc., Notes	Ba2	7.625%	08/01/11	750	746,250
Toys “R” Us, Inc., Notes	Ba2	7.875%	04/15/13	400	397,000

					5,228,624

Telecommunications — 13.4%
American Cellular Corp., Sr. Notes	Caa1	10.00%	08/01/11	1,650	1,414,875
American Tower Corp., Sr. Notes, Cl. A 144A(j)	B3	7.125%	10/15/12	1,200	1,227,000
American Towers, Inc., Gtd. Notes	B2	7.25%	12/01/11	290	307,400
AT&T Corp., Sr. Notes	Ba1	7.30%	11/15/11	2,500	2,878,125
AT&T Corp., Sr. Notes(b)	Ba1	8.00%	11/15/31	475	567,031
Cincinnati Bell, Inc., Gtd. Notes	B2	7.25%	07/15/13	1,340	1,376,850
Cincinnati Bell, Inc., Sr. Sub. Notes	B3	8.375%	01/15/14	700	708,750
Citizens Communications Co., Sr. Notes	Ba3	6.25%	01/15/13	1,500	1,511,250

SEE NOTES TO FINANCIAL STATEMENTS.

B34

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Telecommunications (Cont’d.)
Crown Castle International Corp., Sr. Notes	B3	9.375%	08/01/11	$1,200	$1,344,000
Crown Castle International Corp., Sr. Notes	B3	10.75%	08/01/11	125	135,625
Inmarsat Ventures PLC, (cost $693,221; purchased 03/23/04)(c)(f)(k)	NR	4.8286%	10/10/10	688	690,198
Inmarsat Ventures PLC, (cost $694,945; purchased 03/23/04)(c)(f)(k)	NR	5.3286%	10/10/11	689	693,974
Insight Midwest LP, Sr. Notes	B2	9.75%	10/01/09	550	576,125
Insight Midwest LP, Sr. Notes	B2	10.50%	11/01/10	1,340	1,467,300
MCI, Inc., Sr. Notes	B2	6.908%	05/01/07	150	153,562
MCI, Inc., Sr. Notes	B2	7.688%	05/01/09	3,756	3,887,460
MCI, Inc., Sr. Notes	B2	8.735%	05/01/14	700	752,500
Nextel Communications, Inc., Cl. A 144A(j)	Ba3	5.25%	01/15/10	250	255,938
Nextel Communications, Inc., Sr. Notes	Ba3	6.875%	10/31/13	3,765	4,085,025
Nextel Communications, Inc., Sr. Notes	Ba3	7.375%	08/01/15	400	440,000
Nextel Communications, Inc., Sr. Notes	Ba3	9.50%	02/01/11	166	184,771
Nextel Communications, Inc., Sr. Notes, Cl. A	Ba3	5.95%	03/15/14	500	517,500
Northwestern Bell Telephone Co., Deb. Notes	Ba3	6.25%	01/01/07	300	311,250
Northwestern Bell Telephone Co., Deb. Notes	Ba3	7.75%	05/01/30	750	746,250
Qwest Capital Funding, Inc., Gtd. Notes	Caa2	7.25%	02/15/11	1,275	1,249,500
Qwest Capital Funding, Inc., Gtd. Notes	Caa2	7.75%	02/15/31	75	65,438
Qwest Capital Funding, Inc., Gtd. Notes (cost $1,113,397; purchased 01/25/02 — 08/17/04)(k)	Caa2	7.90%	08/15/10	1,250	1,262,500
Qwest Communications International, Inc., Sr. Notes 144A(j)	B3	7.25%	02/15/11	2,000	2,050,000
Qwest Communications International, Inc., Sr. Notes 144A(j)	B3	7.50%	02/15/14	2,730	2,757,300
Qwest Corp., Notes(f)	NR	6.95%	06/30/10	1,250	1,278,750
Qwest Corp., Notes 144A(j)	Caa1	13.50%	12/15/10	1,000	1,202,500
Qwest Corp., Notes 144A (j)	Ba3	8.875%	03/15/12	1,350	1,559,250
Rogers Wireless Communications, Inc., Sec’d. Notes (Canada) 144A(j)	Ba3	7.25%	12/15/12	100	106,000
Rogers Wireless Communications, Inc., Sec’d. Notes (Canada) 144A(j)	Ba3	7.50%	03/15/15	275	290,125
Rogers Wireless Communications, Inc., Sr. Sec’d. Notes (Canada)	Ba3	6.375%	03/01/14	650	643,500
Rogers Wireless Communications, Inc., Sr. Sub. Notes (Canada) 144A(j)	B2	8.00%	12/15/12	500	528,750
Rural Cellular Corp., Sec’d. Notes, Cl. A	B2	8.25%	03/15/12	725	766,688
Time Warner Telecom LLC, Sr. Notes	B3	9.75%	07/15/08	600	607,500
Time Warner Telecom, Inc., Sr. Notes(c)	B1	6.29%	02/15/11	200	202,500
Time Warner Telecom, Inc., Sr. Notes	B3	10.125%	02/01/11	600	589,500
Triton PCS, Inc., Gtd. Notes	Caa1	8.50%	06/01/13	570	550,050

					41,942,610

Tobacco — 1.2%
Commonwealth Brands, Inc., Sec’d. Notes 144A (cost $1,158,268; purchased 08/23/04 — 09/09/04)(j)(k)	B3	10.625%	09/01/08	1,100	1,155,000
DIMON, Inc., Gtd. Notes, Ser. B	B1	9.625%	10/15/11	610	667,950
DIMON, Inc., Sr. Notes	B1	7.75%	06/01/13	655	687,750
North Atlantic Trading Co., Sr. Notes	B2	9.25%	03/01/12	1,500	1,267,500

					3,778,200

Utilities — 10.2%
AES Corp., Sr. Notes	B2	8.875%	02/15/11	1,150	1,313,875
AES Corp., Sr. Sec’d. Notes 144A(j)	B1	8.75%	05/15/13	2,445	2,778,131
AES Ironwood LLC, Sec’d. Notes	B2	8.857%	11/30/25	1,484	1,684,637
Allegheny Energy Supply Co. LLC, Term B (cost $940,973; purchased 10/24/04)(f)(k)	NR	5.16%	03/08/11	941	956,264
CMS Energy Corp.	B1	2.875%	12/01/24	1,500	1,503,750
CMS Energy Corp., Sr. Notes	B1	7.50%	01/15/09	1,400	1,491,000
CMS Energy Corp., Sr. Notes	B1	7.75%	08/01/10	150	164,063
CMS Energy Corp., Sr. Notes	B1	8.90%	07/15/08	1,000	1,103,750
CMS Energy Corp., Sr. Notes	B1	9.875%	10/15/07	250	279,375
Exco Resources, Inc., Gtd. Notes	B2	7.25%	01/15/11	1,300	1,391,000
Hanover Compressor Co., Sr. Notes	B3	9.00%	06/01/14	200	222,500
Headwaters, Inc., Term B (cost $972,159; purchased 12/06/04)(f)(k)	NR	5.33%	04/30/11	958	969,365

SEE NOTES TO FINANCIAL STATEMENTS.

B35

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Utilities (Cont’d.)
Homer City Funding LLC., Gtd. Notes	Ba2	8.734%	10/01/26	$1,498	$1,745,578
Invensys PLC, Second Lien Loan (United Kingdom) (cost $501,651; purchased 03/22/04)(c)(f)(k)	NR	6.76%	12/30/09	500	513,125
Invensys PLC, Sr. Notes (United Kingdom) 144A(j)	B3	9.875%	03/15/11	500	537,500
IPALCO Enterprises, Inc., Sec’d. Notes	Ba1	8.375%	11/14/08	750	843,750
IPALCO Enterprises, Inc., Sec’d. Notes	Ba1	8.625%	11/14/11	350	392,000
K2, Inc., Sr. Notes 144A(j)	Ba3	7.375%	07/01/14	100	109,500
Nevada Power Co., Gen. Ref. Mtge.	Ba2	6.50%	04/15/12	150	158,625
Nevada Power Co., Gen. Ref. Mtge. 144A(j)	Ba2	5.875%	01/15/15	150	151,125
Peabody Energy Corp., Gtd. Notes	Ba3	6.875%	03/15/13	1,775	1,921,438
PSE&G Energy Holdings LLC, Notes	Ba3	7.75%	04/16/07	1,625	1,718,437
PSE&G Energy Holdings LLC, Sr. Notes	Ba3	8.50%	06/15/11	950	1,084,188
PSE&G Energy Holdings LLC, Sr. Notes	Ba3	8.625%	02/15/08	550	603,625
Rayovac Corp., Sr. Sub. Notes	B3	8.50%	10/01/13	350	388,500
Reliant Energy, Inc., Pass-Through Certs, Ser. B	B1	9.237%	07/02/17	394	453,384
Reliant Energy, Inc., Sec’d Notes	B1	9.25%	07/15/10	650	724,750
Reliant Energy, Inc., Sec’d. Notes	B1	6.75%	12/15/14	775	770,156
Reliant Resources, Inc., Sec’d Notes	B1	9.50%	07/15/13	725	823,781
Sierra Pacific Power Co., Gen, Ref. Mtge.	Ba2	6.25%	04/15/12	875	913,281
South Point Energy Center LLC, Gtd. Notes 144A(j)	B2	8.40%	05/30/12	1,082	1,022,087
TECO Energy, Inc., Sr. Notes	Ba2	7.50%	06/15/10	1,250	1,381,250
TECO Energy, Inc., Sr. Notes	Ba2	10.50%	12/01/07	1,000	1,152,500
Texas Genco LLC, Sr. Notes 144A(j)	B1	6.875%	12/15/14	500	516,875

					31,783,165

Waste Management — 0.9%
Allied Waste North America, Inc., Gtd. Notes, Ser. B	B2	8.50%	12/01/08	835	885,100
Allied Waste North America, Inc., Gtd. Notes, Ser. B	B2	8.875%	04/01/08	585	625,950
Allied Waste North America, Inc., Gtd. Notes, Ser. B	B2	9.25%	09/01/12	325	351,813
Allied Waste North America, Inc., Sr. Notes	B2	6.375%	04/15/11	750	725,625
Allied Waste North America, Inc., Sr. Notes	B2	7.875%	04/15/13	125	128,125

					2,716,613

TOTAL CORPORATE BONDS (cost $ 254,088,096)					267,282,811

FOREIGN GOVERNMENT OBLIGATIONS — 6.9%
Cabinet Ministers Ukraine, 144A (Ukraine)(j)	B1	6.875%	03/04/11	300	306,000
Republic of Brazil, (Brazil)	B1	2.125%	04/15/12	88	84,160
Republic of Brazil, (Brazil)	B1	10.00%	08/07/11	75	86,925
Republic of Brazil, Ser. R (Brazil)	B2	8.00%	04/15/14	9,030	9,244,938
Republic of Guatemala, Notes (Guatemala)	Ba2	9.25%	08/01/13	500	560,000
Republic of Panama (Panama)	Ba1	8.875%	09/30/27	1,100	1,210,000
Republic of Panama (Panama)	Ba1	9.375%	07/23/12	1,350	1,599,750
Republic of Peru (Peru)	Ba3	5.00%	03/07/17	88	84,154
Republic of Peru (Peru)	Ba3	9.125%	02/21/12	2,700	3,152,250
Republic of Ukraine, (Ukraine)	B1	6.875%	03/04/11	450	459,675
Republic of Ukraine, Sr. Notes (Ukraine)	B1	11.00%	03/15/07	350	374,406
Russian Federation (Russia)	Baa3	5.00%	03/31/30	2,875	2,951,187
Russian Federation (Russia)	Ba2	11.00%	07/24/18	1,000	1,387,500

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (cost $19,906,256)					21,500,945

TOTAL LONG-TERM BONDS (cost $ 273,994,352)					288,783,756

CERTIFICATES OF BENEFICIAL INTEREST				Units
Aircraft Statutory Trust(e) (cost $0)				1,181	11

TOTAL LONG-TERM INVESTMENTS (cost $ 273,994,352)					288,783,767

SEE NOTES TO FINANCIAL STATEMENTS.

B36

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

SHORT-TERM INVESTMENTS — 6.2%	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
COMMERCIAL PAPER — 3.5%
ABN-Amro Bank NA	NR	1.945%	01/31/05	$1,200	$1,198,055
Rabobank USA Financial Corp.	PRIM1	2.17%	01/03/05	2,900	2,899,476
UBS AG	PRIM1	1.94%	01/25/05	2,600	2,596,637
UBS AG	PRIM1	2.39%	01/05/05	4,200	4,198,885

					10,893,053

REPURCHASE AGREEMENT — 0.3%
State Street Bank & Trust Co.(b)		1.75%	01/03/05	1,042	1,041,914

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 2.4%
Federal National Mortgage Association, Disc. Notes(d)	PRIM1	Zero	01/26/05	400	399,389
Federal National Mortgage Association, Disc. Notes(d)	PRIM1	2.064%	01/07/05	500	499,822
Federal National Mortgage Association, Disc. Notes(d)	PRIM1	2.16%	02/09/05	3,000	2,992,931
Federal National Mortgage Association, Disc. Notes(d)	PRIM1	2.197%	02/16/05	400	398,863
Federal National Mortgage Association, Disc. Notes(d)	PRIM1	2.23%	02/23/05	1,100	1,096,389
Federal National Mortgage Association, Disc. Notes(d)	PRIM1	2.23%	03/15/05	1,300	1,294,121
Federal National Mortgage Association, Disc. Notes(d)	PRIM1	2.302%	03/09/05	300	298,694
United States Treasury Bill(i)	Aaa	2.205%	03/17/05	415	413,237

					7,393,446

TOTAL SHORT-TERM INVESTMENTS (cost $ 19,328,444)					19,328,413

TOTAL INVESTMENTS — 98.6% (cost $293,322,796; Note 6)					308,112,180

UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS(g)					(19,040)
VARIATION MARGIN ON OPEN FUTURES CONTRACTS, NET(h)					11,725
OTHER ASSETS IN EXCESS OF OTHER LIABILITIES — 1.4%					4,411,560

TOTAL NET ASSETS — 100.0%					$312,516,425

The following abbreviation is used in portfolio descriptions:

NR	Not Rated by Moody’s or Standard & Poor’s

(a)	Represents issuer in default on interest payments, non-income producing security.

(b)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $1,042,066 due 1/03/05. The value of the collateral including accrued interest was $1,065,566. Collateralized by United States Treasury or federal agency obligations.

(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2004.

(d)	Rate quoted represents yield-to-maturity as of purchase date.

(e)	Non-income producing security.

(f)	Loan Participation Agreements.

(g)	Outstanding forward foreign currency contract as of December 31, 2004 was as follows:

Forward Foreign Currency Contract	Value at Settlement Date	Value at December 31, 2004	Unrealized Depreciation
Sold:
Euro expiring 1/10/05	$1,517,018	$1,536,058	$(19,040)

(h)	Open futures contracts as of December 31, 2004 were as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2004	Unrealized Depreciation
Long Positions:
134	Eurodollars	Sep 05	$32,511,684	$32,364,350	$(147,334)

(i)	Security segregated as collateral for futures contracts.

(j)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

(k)	Indicates a security that has been deemed illiquid. The aggregate cost of the illiquid securities is $14,961,841. The aggregate value $15,141,796 represents 4.8% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

B37

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2004 was as follows:

Telecommunications	13.4%
Oil & Gas Exploration & Production	10.3
Utilities	10.2
Foreign Government Obligations	6.9
Cable	4.7
Financials	4.6
Hospitals/Hospital Management	3.5
Commercial Paper	3.5
Containers	3.4
Chemicals	3.3
Gaming	2.9
Drugs & Health Care	2.7
Forest & Paper	2.7
US Government & Agency Obligations	2.4
Autos — Cars & Trucks	2.2
Entertainment	1.9
Food & Beverage	1.9
Printing & Publishing	1.9
Real Estate Investment Trust	1.7
Retail	1.7
Asset Backed Securities	1.6
Broadcasting & Other Media	1.6
Aerospace & Defense	1.5
Diversified Operations	1.4
Lodging	1.2
Tobacco	1.2
Manufacturing	1.0
Waste Management	0.9
Industrial	0.8
Construction	0.4
Cosmetics & Toiletries	0.3
Distribution/Wholesale	0.3
Repurchase Agreement	0.3
Marine	0.2
Funeral Services	0.1

98.6
Other assets in excess of liabilities	1.4

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B38

SP PIMCO TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 67.3% LONG-TERM BONDS — 67.3%	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
ASSET BACKED SECURITIES — 0.3%
AmeriQuest Mortgage Securities, Inc., Series 2004-X2, Cl. A1, 144A(b)(k)	Aaa	2.98%	06/25/34	$3,274	$3,270,837
Block Mortgage Finance, Inc., Series 1998-2(b)	Aaa	2.60%	08/25/28	25	24,809
Brazos Student Loan Finance Corp., Series 1998-A(b)	Aaa	2.80%	06/01/23	217	219,373
First Nationwide Trust, Series 2001-4	AAA(c)	8.50%	09/25/31	13	13,187

					3,528,206

COLLATERALIZED MORTGAGE OBLIGATIONS — 3.0%
Banc of America Mortgage Securities, Series 2004-2	Aaa	6.50%	10/25/31	574	579,897
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-05(b)	Aaa	5.94%	06/25/32	453	459,443
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11(b)	Aaa	5.63%	02/25/33	826	824,938
Citibank Omni Master Trust, Series 2002-4, Cl. A(b)	Aaa	2.53%	08/18/09	1,300	1,300,976
Federal National Mortgage Association, Series 2001-29	Aaa	6.50%	07/25/31	376	397,960
Government Lease Trust, Series 1999-C1A, 144A(k)	A(c)	4.00%	05/18/11	1,500	1,435,850
Government National Mortgage Association, Series 2000-14(b)	Aaa	3.06%	02/16/30	45	45,409
Homeside Mortgage Securities Trust, Series 2001-1(b)	Aaa	2.27%	01/20/27	92	90,700
Indymac Adjustable Rate Mortgage Trust, Series 2001-H2(b)	Aaa	3.87%	01/25/32	26	25,940
Master Asset Securitization Trust, Series 2003-7	AAA(c)	5.50%	09/25/33	3,877	3,904,019
Mellon Residental Funding Corp., Series 1999-TBC2(b)	AAA(c)	2.86%	07/25/29	68	68,789
ML CLO, Series A-1X	NR	2.86%	06/23/10	883	874,065
Mortgage Capital Funding, Inc., Series 1996-MC1	AAA(c)	7.90%	02/15/06	135	140,458
Residential Funding Mortgage Securities I, Series 2003-S9	Aaa	6.50%	03/25/32	1,245	1,281,922
Structured Asset Mortgage Investments, Inc., Series 1999-1(b)	AAA(c)	6.45%	06/25/29	26	26,479
Washington Mutual, Inc., Series 2002-AR2(b)	Aaa	3.18%	02/27/34	1,774	1,776,686
Washington Mutual, Inc., Series 2003-AR1(b)	Aaa	5.40%	02/25/33	557	563,390
Washington Mutual, Inc., Series 2003-R1, Class A1(b)	Aaa	2.69%	12/25/27	19,233	19,212,581

					33,009,502

CORPORATE BONDS — 8.8%
Airlines
United Air Lines, Inc., Pass-Through Certs., Series A-4 (cost $143,145; purchased 12/28/01)(a)(l)	NR	9.21%	01/21/24	200	90,000

Auto – Cars & Trucks — 0.3%
DaimlerChrysler North America Holdings	A3	7.40%	01/20/05	3,480	3,488,509

Financial Services — 5.8%
AIG Sunamerica, M.T.N.	Aaa	1.20%	01/26/05	JPY652,000	6,369,201
Ford Motor Credit Co.	A3	6.875%	02/01/06	2,000	2,060,400
General Motors Acceptance Corp.	Baa1	6.875%	09/15/11	2,500	2,561,983
General Motors Acceptance Corp.	Baa1	7.50%	07/15/05	1,900	1,939,140
General Motors Acceptance Corp., M.T.N.(b)	Baa1	3.185%	05/18/06	3,000	2,986,122
General Motors Acceptance Corp., M.T.N.(b)	Baa1	3.33%	10/20/05	5,500	5,520,273
General Motors Acceptance Corp., M.T.N.(b)	Baa1	4.23%	05/19/05	3,100	3,114,548
HSBC Bank USA(b)	Aa2	2.59%	09/21/07	4,300	4,301,823
Morgan Stanley Warehouse Facilities, (cost $29,800,000; purchased 6/28/04)(l)	NR	2.30%	07/06/05	29,800	29,678,210
PEMEX Master Trust	Baa1	7.375%	12/15/14	300	333,450
PEMEX Master Trust	Baa1	8.625%	02/01/22	500	581,750
PEMEX Master Trust	Baa1	9.125%	10/13/10	2,000	2,398,000
Pemex Project Funding Master Trust, 144A(k)	Baa1	9.25%	03/30/18	1,700	2,108,000

					63,952,900

Oil & Gas — 0.3%
El Paso Corp.	Caa1	7.00%	05/15/11	200	202,250
El Paso Energy Corp., M.T.N.	Caa1	7.75%	01/15/32	2,240	2,144,800
El Paso Energy Corp., M.T.N.	Caa1	7.80%	08/01/31	1,250	1,200,000

					3,547,050

SEE NOTES TO FINANCIAL STATEMENTS.

B39

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Telecommunications — 1.1%
AT&T Corp.(f)	Ba1	8.05%	11/15/11	$500	$575,625
Qwest Capital Funding, Inc.	Caa2	7.25%	02/15/11	200	196,000
Qwest Corp., 144A(k)	Ba3	1.00%	03/15/12	1,650	1,905,750
SBC Communications, Inc., 144A(k)	A2	4.25%	06/05/21	9,100	9,152,325

					11,829,700

Utility – Electric — 1.0%
Pacific Gas & Electric Corp.(b)	Baa2	2.72%	04/03/06	3,025	3,027,486
PP&L Capital Funding, Inc., Series C, M.T.N.	Baa3	7.75%	04/15/05	2,300	2,327,522
PPL Capital Funding, Inc., Trust I	Ba1	7.29%	05/18/06	4,400	4,590,168
TXU Energy Co. LLC., 144A(b)(k)	Baa2	2.84%	01/17/06	1,100	1,103,013

					11,048,189

Waste Management — 0.3%
Waste Management, Inc.	Baa3	7.00%	10/15/06	2,775	2,939,036

TOTAL CORPORATE BONDS (cost $ 95,381,660)					96,895,384

FOREIGN GOVERNMENT BONDS — 12.6%
Federal Republic of Brazil, (Brazil)	B1	3.06%	04/15/06	840	840,000
Federal Republic of Brazil, (Brazil)	B1	3.125%	04/15/09	185	183,451
Federal Republic of Brazil, (Brazil)	B1	8.00%	04/15/14	11,810	12,090,866
Federal Republic of France, (France)	Aaa	5.00%	04/25/12	EUR5,700	8,537,991
Federal Republic of Germany, (Germany)	Aaa	3.75%	01/04/09	EUR3,700	5,190,159
Federal Republic of Germany, (Germany)	Aaa	5.25%	01/04/11	EUR25,000	37,719,179
Federal Republic of Germany, (Germany)	Aaa	5.625%	01/04/28	EUR7,100	11,614,585
Federal Republic of Germany, (Germany)	Aaa	6.50%	07/04/27	EUR1,100	1,987,835
Federal Republic of Italy, (Italy)	Aa2	3.75%	06/08/05	JPY333,000	3,300,102
Federal Republic of Panama, (Panama)	Ba1	8.25%	04/22/08	1,800	1,998,000
Federal Republic of Panama, (Panama)	Ba1	8.875%	09/30/27	750	825,000
Federal Republic of Peru, (Peru)	Ba3	9.125%	01/15/08	500	568,750
Federal Republic of Peru, (Peru)	Ba3	9.875%	02/06/15	2,500	3,062,500
Russian Federation, (Russia)	Baa3	5.00%	03/31/30	16,700	17,142,550
United Kingdom Treasury Stock, (United Kingdom)	Aaa	5.00%	09/07/14	GBP10,300	20,486,887
United Kingdom Treasury Stock, (United Kingdom)	Aaa	5.75%	12/07/09	GBP4,100	8,304,535
United Mexican States, (Mexico)	Baa2	5.875%	01/15/14	3,875	3,969,938

					137,822,328

MUNICIPAL BONDS — 3.2%
Chicago, IlI., G.O., Proj. & Ref., Ser. A, M.B.I.A.	Aaa	5.00%	01/01/41	300	303,621
Clark Cnty. Nev., Bond Bank, G.O., M.B.I.A.	Aaa	5.00%	06/01/32	3,000	3,061,200
Dallas, TX Indpt. Sch. Dist.	Aaa	5.00%	02/15/21	2,000	2,116,200
Georgia St., Rd. & Thrwy. Auth. Rev.	Aaa	5.00%	03/01/21	700	753,277
Golden St. Tobacco Securitization Corp., Ser. 2003-A-1	Baa3	6.25%	06/01/33	2,500	2,501,450
Golden St. Tobacco Securitization Corp., Ser. 2003-A-1	Baa3	6.75%	06/01/39	2,000	2,001,120
Honolulu Hawaii City & Cnty., G.O., Ser. A, M.B.I.A.	Aaa	5.00%	07/01/23	3,075	3,256,179
Massachusetts St. Wtr. Res. Auth., Ser. J, F.S.A.	Aaa	5.00%	08/01/32	2,500	2,553,350
New Jersey Econ. Dev. Auth. Rev., Ser. I, F.G.I.C., T.C.R.S.	AAA(c)	5.00%	09/01/26	2,890	3,015,917
North East Indpt. Sch. Dist., Texas, G.O.	Aaa	5.00%	08/01/29	1,000	1,026,000
Pierce Cnty. Washington Sch. Dist., G.O., F.S.A.	Aaa	5.00%	12/01/23	3,000	3,163,470
Salt River Proj., Ariz., Agricultural Impvt. & Pwr. Dist. Elec. Sys. Rev., Ser. B	Aa2	4.75%	01/01/32	2,000	2,005,280
South Carolina St. Hwy., Ser. B	Aaa	5.00%	04/01/17	2,000	2,155,620
Tobacco Settlement Fin. Corp., NJ	Baa3	6.375%	06/01/32	2,000	1,923,600
Tobacco Settlement Fin. Corp., NY, Asset Bkd., Ser. A-1	A2	5.50%	06/01/15	2,000	2,187,500
Tobacco Settlement Fin. Corp., RI, Asset Bkd., Ser. A	Baa3	6.25%	06/01/42	400	371,284
Tobacco Settlement Fin. Corp., RI, Ser. A	Baa3	6.125%	06/01/32	1,205	1,132,809
Triborough Bridge & Tunnel Auth., NY, Rev., Rfdg., Ser. B	Aa3	5.00%	11/15/32	1,860	1,898,725

					35,426,602

SEE NOTES TO FINANCIAL STATEMENTS.

B40

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 33.5%
United States Treasury Bonds		2.375%	01/15/25	$4,658	$4,980,826
United States Treasury Bonds		6.00%	02/15/26	14,000	16,037,112
United States Treasury Bonds		6.25%	02/15/07-08/15/23	17,500	19,424,315
United States Treasury Bonds		8.125%	08/15/19	150	204,738
United States Treasury Bonds		9.125%	05/15/18	1,800	2,618,016
United States Treasury Notes		0.875%	04/15/10	8,665	8,580,306
United States Treasury Notes		1.625%	04/30/05	15,300	15,262,347
United States Treasury Notes		2.00%	01/15/14	20,556	21,275,773
United States Treasury Notes		2.50%	10/31/06	10,000	9,906,640
United States Treasury Notes		2.75%	08/15/07	20,000	19,780,460
United States Treasury Notes(e)		3.375%	01/15/07-10/15/09	8,179	8,434,910
United States Treasury Notes		3.625%	01/15/08	36,861	40,151,061
United States Treasury Notes		3.875%	05/15/09	1,500	1,522,090
United States Treasury Notes		4.00%	02/15/14	11,850	11,686,600
United States Treasury Notes		4.875%	02/15/12	63,300	66,905,125
United States Treasury Notes		5.00%	08/15/11	95,770	101,953,869
United States Treasury Strip I/O(b)		7.25%	02/15/22	7,000	2,956,198
United States Treasury Strip I/O(b)		7.50%	11/15/16	1,300	748,207
United States Treasury Strip I/O(b)		8.75%	05/15/20	32,600	15,240,044
United States Treasury Strip I/O(b)		11.25%	02/15/15	1,050	670,035

					368,338,672

U.S. GOVERNMENT MORTGAGE BACKED SECURITIES — 5.9%
Federal National Mortgage Association(b)		4.15%	05/01/36	152	154,878
Federal National Mortgage Association		4.50%	06/01/33-09/01/33	10,792	10,449,138
Federal National Mortgage Association		4.50%	TBA	45,500	43,964,375
Federal National Mortgage Association(b)		4.80%	12/01/36	3,600	3,659,630
Federal National Mortgage Association		5.00%	12/01/18-02/01/19	882	896,929
Federal National Mortgage Association(i)		5.94%	11/01/11	967	1,045,620
Federal National Mortgage Association		6.00%	04/01/16-01/01/23	3,468	3,631,719
Government National Mortgage Association(b)		1.00%	08/20/24	45	45,389
Government National Mortgage Association(b)		3.375%	04/20/25-05/20/25	105	106,480
Government National Mortgage Association(b)		3.75%	07/20/25-08/20/27	265	269,590
Government National Mortgage Association		4.50%	09/15/33	57	56,014
Government National Mortgage Association		9.00%	07/15/30-10/15/30	9	9,730

					64,289,492

TOTAL LONG-TERM BONDS					739,310,186

			Expiration Date	Shares
WARRANTS(j)
Mexico United Mexican States			06/30/06	1,000	25,500
Mexico Value, Ser. D			06/30/06	1,000	13,500
Mexico Value, Ser. E			06/01/07	1,000	22,500

TOTAL WARRANTS					61,500

TOTAL LONG-TERM INVESTMENTS (cost $728,222,750)					739,371,686

SHORT-TERM INVESTMENTS — 37.9%			Maturity Date	Principal Amount
CORPORATE OBLIGATIONS — 16.6%
ABN-Amro Bank NA	PRIM1	1.94%	01/31/05	$22,900	22,862,978
Bank of America NA	PRIM1	2.44%	03/23/05-03/28/05	27,100	27,100,000
Citibank New York N.A.	NR	2.465%	03/29/05	26,900	26,900,000
Ford Motor Credit Corp.	PRIM1	2.52%	04/07/05	2,700	2,681,856
General Electric Capital Corp.	PRIM1	2.32%	02/24/05	800	797,216
General Electric Capital Corp.	PRIM1	2.34%	03/22/05	4,100	4,078,680
General Electric Capital Corp.	PRIM1	2.42%	03/15/05	27,400	27,265,542

SEE NOTES TO FINANCIAL STATEMENTS.

B41

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

SHORT-TERM INVESTMENTS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
CORPORATE OBLIGATIONS (Cont’d.)
General Motors Acceptance Corp.	PRIM1	2.36%	03/21/05	$1,500	$1,492,225
General Motors Acceptance Corp.	PRIM1	2.495%	04/05/05	3,500	3,477,198
General Motors Acceptance Corp.	PRIM1	2.535%	04/05/05	1,000	993,381
HBOS Treasury Services PLC	PRIM1	1.955%	01/25/05	100	99,870
Rabobank USA Financial Corp.	PRIM1	1.95%	01/26/05	9,200	9,187,541
Rabobank USA Financial Corp.	PRIM1	1.97%	01/27/05	7,300	7,289,614
Spintab Swedmortgage	PRIM1	1.96%	01/26/05	27,500	27,462,570
UBS Finance, Inc.	PRIM1	1.93%	01/24/05	100	99,877
UBS Finance, Inc.	PRIM1	1.94%	01/25/05	100	99,871
UBS Finance, Inc.	PRIM1	2.47%	04/14/05	20,400	20,255,834

					182,144,253

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 19.8%
Federal Home Loan Mortgage Corp., Discount Notes(i)		2.10%	01/03/05	192,300	192,288,750
United States Treasury Bills		2.13%	05/05/05	3,600	3,573,596
United States Treasury Bills		2.15%	03/17/05	1,750	1,742,573
United States Treasury Bills		2.16%	03/17/05	15	14,936
United States Treasury Bills(e)		2.17%	03/03/05	1,810	1,803,345
United States Treasury Bills		2.172%	03/03/05	175	174,356
United States Treasury Bills		2.175%	03/03/05	30	29,890
United States Treasury Bills		2.18%	03/03/05	520	518,079
United States Treasury Bills(e)		2.195%	03/03/05-03/17/05	8,750	8,713,390
United States Treasury Bills		2.205%	03/17/05	7,810	7,776,854
United States Treasury Bills		2.21%	03/17/05	350	348,515

					216,984,284

REPURCHASE AGREEMENT — 1.3%
State Street Bank & Trust Co. (d) (cost $14,671,969)		1.75%	01/03/05	14,672	14,671,969

				Contracts/ Notional (000)
OUTSTANDING OPTIONS PURCHASED — 0.2%
Call Options — 0.1%
Swap Option, expiring 4/27/09 @ $5.75				9,800	855,276
Swap Option 3 month LIBOR, expiring 5/2/08 @ $5.75				7,800	682,328

					1,537,604

Put Options — 0.1%
Euro Futures, expiring 3/14/05 @ $93.25				350	0
Euro Futures, expiring 9/19/05 @ $93.75				750	1,875
Swap Option, expiring 4/27/09 @ $6.25				13,100	686,728
Swap Option 3 month LIBOR, expiring 2/18/05 @ $4.9				13,300	8,858
Swap Option 3 month LIBOR, expiring 5/2/08 @ $6.25				4,500	199,084

					896,545

TOTAL OUTSTANDING OPTIONS PURCHASED (cost $2,211,238)					2,434,149

TOTAL SHORT-TERM INVESTMENTS (cost $416,005,914)					416,234,655

TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN AND INVESTMENTS SOLD SHORT (cost $1,144,228,664; Note 6)					1,155,606,341

OUTSTANDING OPTIONS WRITTEN(j) — (0.2%)
Call Options — (0.1%)
Swap Option 3 month LIBOR, expiring 1/7/05 @ $5.0				11,500	(474,812)
Swap Option 3 month LIBOR, expiring 7/3/06 @ $4.0				35,300	(347,458)
Swap Option 3 month LIBOR, expiring 9/23/05 @ $4.0				59,200	(417,715)
United States Treasury 10 Yr. Notes, expiring 2/18/05 @ $113.0				159	(79,500)
United States Treasury 10 Yr. Notes, expiring 2/18/05 @ $114.0				583	(136,641)

					(1,456,126)

SEE NOTES TO FINANCIAL STATEMENTS.

B42

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Put Options — (0.1%)
Swap Option, expiring 9/23/05 @ $7.0				59,200	$(19,536)
Swap Option 3 month LIBOR, expiring 7/3/06 @ $6.0				35,300	(321,760)
Swap Option 3 month LIBOR, expiring 1/7/05 @ $7.0				3,500	0
Swap Option 3 month LIBOR, expiring 1/7/05 @ $7.0				8,000	0
United States Treasury 10 Yr. Notes, expiring 2/18/05 @ $108.0				594	(55,687)

					(396,983)

TOTAL OUTSTANDING OPTIONS WRITTEN (premium received $4,600,694)					(1,853,109)

INVESTMENTS SOLD SHORT — (17.3%)
U.S. Government & Agency Obligations
Federal National Mortgage Association		5.00%	TBA	(1,500)	(1,487,812)
Federal National Mortgage Association		5.50%	TBA	(13,200)	(13,637,250)
Federal National Mortgage Association		6.00%	TBA	(2,500)	(2,584,375)
United States Treasury Notes		3.00%	11/15/07	(6,300)	(6,261,116)
United States Treasury Notes		3.625%	05/15/13	(62,400)	(60,467,035)
United States Treasury Notes		3.875%	02/15/13	(26,600)	(26,244,651)
United States Treasury Notes		4.00%	11/15/12	(27,900)	(27,853,128)
United States Treasury Notes		4.25%	08/15/14	(20,000)	(20,044,540)
United States Treasury Notes		4.375%	05/15/07-08/15/12	(25,500)	(26,130,092)
United States Treasury Notes		4.875%	02/12/15	(5,300)	(5,601,851)

TOTAL INVESTMENTS SOLD SHORT (proceeds received $189,767,078)					(190,311,850)

TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN AND INVESTMENTS SOLD SHORT — 87.7% (cost $949,860,892; Note 6)					963,441,382

VARIATION MARGIN ON OPEN FUTURES CONTRACTS(g)					1,300,844
UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS(h)					(643,715)
OTHER ASSETS IN EXCESS OF OTHER LIABILITIES — 12.3%					134,895,831

TOTAL NET ASSETS — 100.0%					$1,098,994,342

The following abbreviations are used in portfolio descriptions:

F.G.I.C	Financial Guaranty Insurance Company
F.S.A.	Financial Security Assurance
G.O.	General Obligation
I/O	Interest Only
M.B.I.A.	Municipal Bond Insurance Association
M.T.N.	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
TBA	To Be Announced
T.C.R.S.	Transferable Custodial Receipts

(a)	Represents issuer in default on interest payments, non-income producing security.

(b)	Rate shown reflects current rate on variable rate instrument.

(c)	Standard & Poor’s rating.

(d)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $14,674,109 due 1/3/05. The value of the collateral including accrued interest was $15,042,478. The collateral consists of United States Treasury or Federal Agency Obligations.

(e)	Security segregated as collateral for futures contracts.

(f)	Increase/decrease in rate variable upon increase/decrease in Moody’s or Standard & Poor’s rating.

(g)	Open futures contracts as of December 31, 2004 were as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

B43

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2004	Unrealized Appreciation/ (Depreciation)
Long Positions:
25	Euribor	Jun 05	$424	$0	$(424)
86	LIBOR	Dec 05	19,659,025	19,658,593	(432)
60	LIBOR	Mar 05	13,871,986	13,699,459	(172,527)
66	UK Treasury Bonds	Mar 05	14,040,068	14,136,159	96,091
11	Japan 10 Yr Fed Bonds	Mar 05	14,811,457	14,852,737	41,280
593	Eurodollars	Jun 05	144,064,660	143,543,063	(521,597)
162	Eurodollars	Mar 05	39,336,493	39,323,475	(13,018)
417	Eurodollars	Sep 05	101,120,677	100,715,925	(404,752)
55	U.S. Treasury 5 Yr Notes	Mar 05	6,046,563	6,024,219	(22,344)
158	U.S. Treasury Bonds	Mar 05	17,816,750	17,775,000	(41,750)
2,753	U.S. Treasury 10 Yr Notes	Mar 05	306,966,559	308,163,937	1,197,378

					157,905

Short Positions:
45	LIBOR	Dec 05	37,798	3,240	34,558
86	Eurodollars	Jun 05	20,787,268	20,817,375	(30,107)

					4,451

					$162,356

(h)	Outstanding forward foreign currency contracts as of December 31, 2004 were as follows:

Forward Foreign Currency Contract	Value at Settlement Date	Value at December 31, 2004	Unrealized Appreciation/ Depreciation
Bought:
Eurodollars expiring 1/10/05	$2,485,440	$2,543,930	$58,490
Pound Sterling expiring 1/13/05	345,114	345,258	144
Japanese Yen expiring 1/27/05	3,851,259	3,927,214	75,955
Japanese Yen expiring 1/6/05	190,501	195,947	5,446

			140,035

Sold:
Eurodollars expiring 1/10/05	45,619,538	46,244,872	(625,334)
Pound Sterling expiring 1/13/05	8,403,326	8,410,860	(7,534)
Japanese Yen expiring 1/27/05	3,980,194	4,131,076	(150,882)

			(783,750)

			$(643,715)

(i)	Rate quoted represents yield-to-maturity as of purchase date.

(j)	Non-income producing security.

(k)	Securities were purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

(l)	Indicates a security that has been deemed illiquid. The aggregate cost of the illiquid securities is $29,943,145. The aggregate value $29,768,210 represents 2.7% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

B44

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

The industry classification of portfolio holdings and other assets in excess of other liabilities shown as a percentage of net assets as of December 31, 2004 was as follows:

U.S. Government & Agency Obligations	53.3%
Other Corporate Obligations	16.6
Foreign Government Bonds	12.6
U.S. Government Mortgage Backed Securities	5.9
Financial Services	5.8
Municipal Bonds	3.2
Collateralized Mortgage Obligations	3.0
Repurchase Agreement	1.3
Telecommunications	1.1
Utility — Electric	1.0
Oil & Gas	0.3
Asset Backed Securities	0.3
Auto — Cars & Trucks	0.3
Waste Management	0.3
Investments Sold Short	(17.3)

87.7
Other assets in excess of other liabilities	12.3

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B45

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 95.5%		Value (Note 2)
COMMON STOCKS	Shares
Air Freight & Logistics — 2.6%
Expeditors International of Washington, Inc.	41,000	$2,291,080
UTI Worldwide, Inc. (Virgin Islands)	16,000	1,088,320

		3,379,400

Biotechnology — 4.0%
Celgene Corp.(a)(b)	40,200	1,066,506
Gilead Sciences, Inc.(a)	32,000	1,119,680
ImClone Systems, Inc.(a)	29,500	1,359,360
Martek Biosciences Corp.(a)(b)	18,000	921,600
MedImmune, Inc.(a)	22,600	612,686

		5,079,832

Capital Markets — 3.1%
Ameritrade Holding Corp.(a)(b)	175,300	2,492,766
Legg Mason, Inc.(b)	19,650	1,439,559

		3,932,325

Chemicals — 1.6%
Monsanto Co.	36,800	2,044,240

Commercial Services & Supplies — 5.1%
CoStar Group, Inc.(a)	28,300	1,306,894
Monster Worldwide, Inc.(a)(b)	86,600	2,913,224
Robert Half International, Inc.	47,700	1,403,811
Strayer Education, Inc.	9,000	988,110

		6,612,039

Communications Equipment — 5.8%
ADC Telecommunications, Inc.(a)	468,900	1,256,652
Comverse Technology, Inc.(a)(b)	103,500	2,530,575
Juniper Networks, Inc.(a)	50,500	1,373,095
Qualcomm, Inc.	32,100	1,361,040
Research In Motion Limited(a)	11,900	980,798

		7,502,160

Computers & Peripherals — 5.4%
Apple Computer, Inc.(a)	33,900	2,183,160
Diebold, Inc.(b)	45,400	2,530,142
Lexmark International, Inc. (Class “A” Stock)(a)	9,300	790,500
NCR Corp.(a)	21,100	1,460,753

		6,964,555

Diversified Financial Services — 0.8%
Chicago Merchantile Exchange (The)	4,500	1,029,150

Electronic Equipment & Instruments — 3.1%
Agilent Technologies, Inc.(a)	23,700	571,170
Amphenol Corp. (Class “A” Stock)(a)	33,100	1,216,094
Symbol Technologies, Inc.	130,300	2,254,190

		4,041,454

Energy Equipment & Services — 2.9%
BJ Services Co.	18,300	851,682
ENSCO International, Inc.	38,700	1,228,338
National-Oilwell, Inc.(a)(b)	29,100	1,026,939
Todco(a)	33,800	622,596

		3,729,555

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Healthcare Equipment & Supplies — 5.9%
Alcon, Inc.(b)	12,100	$975,260
INAMED Corp.(a)	10,150	641,987
Kinetic Concepts Inc.(a)	28,400	2,166,920
Millipore Corp.(a)	25,200	1,255,212
Waters Corp.(a)	53,700	2,512,623

		7,552,002

Healthcare Providers & Services — 4.4%
Caremark Rx, Inc.(a)	26,400	1,040,952
Cerner Corp.(a)(b)	53,500	2,844,595
WebMD Corp.(a)(b)	223,900	1,827,024

		5,712,571

Hotels, Restaurants & Leisure — 6.0%
Gaylord Entertainment Co.(a)(b)	34,600	1,436,938
Great Wolf Resorts, Inc.(a)	17,800	397,652
GTECH Holdings Corp.	48,700	1,263,765
MGM Mirage(a)	32,700	2,378,598
Wynn Resorts, Ltd.(a)(b)	34,100	2,281,972

		7,758,925

Household Durables — 1.0%
Harman International Industries, Inc.(b)	10,100	1,282,700

Internet & Catalog Retail — 0.8%
IAC/InterActiveCorp(a)(b)	36,100	997,082

Internet Software & Services — 10.0%
Akamai Technologies, Inc.(a)	312,900	4,077,087
Ask Jeeves, Inc.(a)(b)	121,600	3,252,800
Google, Inc.(a)(b)	1,400	270,340
VeriSign, Inc.(a)(b)	87,800	2,943,056
Yahoo!, Inc.(a)	62,600	2,358,768

		12,902,051

IT Services — 3.1%
CheckFree Corp.(a)(b)	73,600	2,802,688
CSG Systems International, Inc.(a)	63,100	1,179,970

		3,982,658

Media — 2.4%
DreamWorks Animation SKG, Inc. (Class “A” Stock)(a)(b)	4,100	153,791
Sirius Satellite Radio, Inc.(a)(b)	291,500	2,229,975
XM Satellite Radio Holdings, Inc. (Class “A” Stock)(a)(b)	19,100	718,542

		3,102,308

Metals & Mining — 0.8%
Placer Dome, Inc. (Canada)	54,600	1,029,756

Oil & Gas — 1.7%
Southwestern Energy Co.(a)	26,100	1,323,009
Suncor Energy, Inc.	23,200	821,280

		2,144,289

Personal Products — 1.4%
Estee Lauder Cos., Inc.	39,100	1,789,607

Pharmaceuticals — 4.0%
Allergan, Inc.	15,800	1,280,906
Elan Corp. PLC, ADR (Ireland)(a)	33,800	921,050

SEE NOTES TO FINANCIAL STATEMENTS.

B46

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Pharmaceuticals (cont’d.)
Sepracor, Inc.(a)(b)	26,200	$1,555,494
Watson Pharmaceuticals, Inc.(a)	43,100	1,414,111

		5,171,561

Semiconductors & Semiconductor Equipment — 2.9%
Altera Corp.(a)(b)	62,500	1,293,750
Marvell Technology Group, Ltd.(a)	33,500	1,188,245
Maxim Integrated Products, Inc.	29,500	1,250,505

		3,732,500

Software — 10.5%
Amdocs, Ltd. (United Kingdom)(a)	131,000	3,438,750
Business Objects SA ADR(France)(a)(b)	60,700	1,538,138
Cognos, Inc.(a)	31,900	1,405,514
Electronic Arts, Inc.(a)(b)	39,800	2,454,864
Intuit, Inc.(a)(b)	43,100	1,896,831
Mercury Interactive Corp.(a)(b)	44,300	2,017,865
NAVTEQ Corp.(a)	16,900	783,484

		13,535,446

Specialty Retail — 3.1%
Chico’s FAS, Inc.(a)	46,100	2,098,933
PETCO Animal Supplies, Inc.(a)	25,100	990,948
Williams-Sonoma, Inc.(a)(b)	23,800	833,952

		3,923,833

Trading Companies & Distributors — 0.7%
MSC Industrial Direct Co., Inc.(b)	24,600	885,108

Wireless Telecommunication Services — 2.4%
Alamosa Holdings, Inc.(a)(b)	108,100	1,348,007
Nextel Partners, Inc. (Class “A” Stock)(a)	86,300	1,686,302

		3,034,309

TOTAL LONG-TERM INVESTMENTS (cost $ 103,228,732)		122,851,416

SHORT-TERM INVESTMENTS — 40.8%
Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series(c) (cost $52,542,649; Note 4)	52,542,649	52,542,649

TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN — 136.3% (cost $155,771,381; Note 6)		175,394,065

OUTSTANDING OPTIONS WRITTEN(a) — (0.1%)	Contracts
Call Options
Akamai Technologies, Inc. expiring 5/21/05 @$15.0	134	(16,750)
Apple Computer, Inc. expiring 1/22/05 @$42.5	46	(100,740)
Apple Computer, Inc., expiring 1/22/05 @$70.0	29	(4,640)
Intuit, Inc., expiring 1/22/05 @$ 45.0	24	(1,320)

TOTAL OUTSTANDING OPTIONS WRITTEN (premium received $38,320)		(123,450)

SHORT-TERM INVESTMENTS (Continued)	Value (Note 2)
TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN — 136.2% (cost $155,733,061)	$175,270,615

LIABILITIES IN EXCESS OF OTHER ASSETS — (36.2)%	(46,560,668)

NET ASSETS — 100.0%	$128,709,947

The following abbreviation is used in the portfolio descriptions:

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	Portion of securities on loan with an aggregate market value of $44,398,773; cash collateral of $46,313,348 was received with which the portfolio purchased securities.

(c)	Represents security, or portion thereof, purchased with cash collateral for securities on loan.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Mutual Fund	40.8%
Software	10.5
Internet Software & Services	10.0
Hotels, Restaurants & Leisure	6.0
Healthcare Equipment & Supplies	5.9
Communications Equipment	5.8
Computers & Peripherals	5.4
Commercial Services & Supplies	5.1
Healthcare Providers & Services	4.4
Biotechnology	4.0
Pharmaceuticals	4.0
Capital Markets	3.1
Electronic Equipment & Instruments	3.1
IT Services	3.1
Specialty Retail	3.1
Energy Equipment & Services	2.9
Semiconductors & Semiconductor Equipment	2.9
Air Freight & Logistics	2.6
Media	2.4
Wireless Telecommunication Services	2.4
Oil & Gas	1.7
Chemicals	1.6
Personal Products	1.4
Household Durables	1.0
Diversified Financial Services	0.8
Internet & Catalog Retail	0.8
Metals & Mining	0.8
Trading Companies & Distributors	0.7
Call Options Written	(0.1)

136.2
Liabilities in excess of other assets	(36.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B47

SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 98.4%		Value (Note 2)
COMMON STOCKS	Shares
Apparel — 0.7%
Aeropostale, Inc.(a)	43,100	$1,268,433

Banking — 6.1%
CapitalSource, Inc.(a)	133,700	3,432,079
East West Bancorp, Inc.	37,600	1,577,696
Southwest Bancorp of Texas, Inc.	125,900	2,932,211
UCBH Holdings, Inc.	73,500	3,367,770

		11,309,756

Computer Software & Services — 10.1%
Anteon International Corp.(a)	97,900	4,098,094
BEA Systems, Inc.(a)	260,400	2,307,144
CACI International, Inc.(a)	48,700	3,317,931
Epicor Software Corp.(a)	82,000	1,155,380
Hyperion Solutions Corp.(a)	57,200	2,666,664
Mobility Electronics, Inc.(a)	156,100	1,339,338
Quest Software, Inc.(a)	66,800	1,065,460
Sybase, Inc.(a)	130,500	2,603,475

		18,553,486

Consulting — 3.6%
Advisory Board Co. (The)(a)	30,000	1,106,400
Corporate Executive Board Co. (The)	41,800	2,798,092
LECG Corp.(a)	142,700	2,661,355

		6,565,847

Diversified Manufacturing Operations — 0.5%
ESCO Technologies, Inc.(a)	11,900	912,135

Education — 1.6%
Laureate Education, Inc.(a)	66,900	2,949,621

Electronics — 4.1%
Aeroflex, Inc.(a)	111,400	1,350,168
Avocent Corp.(a)	32,300	1,308,796
Harman International Industries, Inc.	38,400	4,876,800

		7,535,764

Electronic Components — 4.4%
Cree, Inc.(a)	27,900	1,118,232
Cymer, Inc.(a)	94,700	2,797,438
Microsemi Corp.(a)	155,800	2,704,688
NVIDIA Corp.(a)	64,700	1,524,332

		8,144,690

Financial Services — 3.6%
Affiliated Managers Group, Inc.(a)	75,100	5,087,274
Collegiate Funding Services, Inc.(a)	110,800	1,561,172

		6,648,446

Gaming — 8.0%
Boyd Gaming Corp.	123,700	5,152,105
Pinnacle Entertainment, Inc.(a)	207,400	4,102,372
Shuffle Master, Inc.(a)	43,300	2,039,430
Station Casinos, Inc.	61,500	3,362,820

		14,656,727

Health Services — 5.4%
AmSurg Corp.(a)	37,600	1,110,704
Community Health Systems, Inc.(a)	89,700	2,500,836
LifePoint Hospitals, Inc.(a)	74,900	2,608,018
United Surgical Partners International, Inc.(a)	88,400	3,686,280

		9,905,838

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Human Resources — 2.6%
Resources Connection, Inc.(a)	89,100	$4,839,021

Insurance — 1.1%
Bristol West Holdings, Inc.	105,800	2,116,000

Internet Services — 1.8%
Ask Jeeves, Inc.(a)	85,400	2,284,450
Jupitermedia Corp.(a)	40,900	972,602

		3,257,052

Media — 1.3%
Citadel Broadcasting Corp.(a)	105,100	1,700,518
Entravision Communications Corp. (Class “A” Stock)(a)	82,000	684,700

		2,385,218

Medical Products — 15.6%
Abgenix, Inc.(a)	101,200	1,046,408
Advanced Medical Optics, Inc.(a)	80,100	3,295,314
Alkermes, Inc.(a)	126,400	1,780,976
Animas Corp.(a)	77,600	1,212,888
Cooper Cos., Inc. (The)	26,300	1,856,517
Covance, Inc.(a)	52,200	2,022,750
Cutera, Inc.(a)	110,650	1,380,912
ICOS Corp.(a)	52,000	1,470,560
INAMED Corp.(a)	54,900	3,472,425
Invitrogen Corp.(a)	32,300	2,168,299
LCA-Vision, Inc.	67,300	1,574,147
Martek Biosciences Corp.(a)	64,000	3,276,800
MGI Pharma, Inc.(a)	45,500	1,274,455
Protein Design Labs, Inc.(a)	90,300	1,865,598
Wright Medical Group, Inc.(a)	36,800	1,048,800

		28,746,849

Metals & Mining — 1.5%
AK Steel Holding Corp.(a)	67,700	979,619
CONSOL Energy, Inc.	41,200	1,691,260

		2,670,879

Oil & Gas Equipment & Services — 1.4%
Newpark Resources, Inc.(a)	297,900	1,534,185
Tidewater, Inc.	29,300	1,043,373

		2,577,558

Oil & Gas Exploration & Production — 2.5%
Cabot Oil & Gas Corp.	20,600	911,550
Patterson-UTI Energy, Inc.	65,400	1,272,030
Pride International, Inc.(a)	117,800	2,419,612

		4,603,192

Retail — 7.3%
Aaron Rents, Inc.	109,700	2,742,500
Applebee’s International, Inc.	45,900	1,214,055
Cost Plus, Inc.(a)	24,600	790,398
Guitar Center, Inc.(a)	57,500	3,029,675
RARE Hospitality International, Inc.(a)	91,600	2,918,376
West Marine, Inc.(a)	107,300	2,655,675

		13,350,679

SEE NOTES TO FINANCIAL STATEMENTS.

B48

SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Semiconductor Equipment — 4.7%
02Micro International Ltd. (Cayman Islands)(a)	99,700	$1,140,568
ATMI, Inc.(a)	51,800	1,167,054
Essex Corp.(a)	33,000	668,250
Genesis Microchip, Incorp.(a)	68,300	1,107,826
Helix Technology Corp.	81,800	1,422,502
Mattson Technology, Inc.(a)	96,900	1,091,094
Micrel, Inc.(a)	97,800	1,077,756
Teradyne, Inc.(a)	62,000	1,058,340

		8,733,390

Telecommunication Equipment — 10.5%
American Tower Corp. (Class “A” Stock)(a)	285,400	5,251,360
Anaren, Inc.(a)	106,900	1,385,424
Andrew Corp.(a)	83,100	1,132,653
Ditech Communications Corp.(a)	66,400	992,680
Polycom, Inc.(a)	224,700	5,240,004
Scientific-Atlanta, Inc.	47,700	1,574,577
SpectraLink Corp.	180,800	2,563,744
SpectraSite, Inc.(a)	21,500	1,244,850

		19,385,292

TOTAL LONG-TERM INVESTMENTS (cost $158,682,562)		181,115,873

SHORT-TERM INVESTMENT — 2.1%

	Principal Amount (000)
COMMERCIAL PAPER
UBS Finance, Inc. 2.20%, 1/3/05	$3,861	3,860,528

(cost $3,860,528)
TOTAL INVESTMENTS — 100.5% (cost $162,543,090; Note 6)		184,976,401
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.5)%		(903,985)

NET ASSETS — 100%		$184,072,416

(a)	Non-income producing security.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Medical Products	15.6%
Telecommunication Equipment	10.5
Computer Software & Services	10.1
Gaming	8.0
Retail	7.3
Banking	6.1
Health Services	5.4
Semiconductor Equipment	4.7
Electronic Components	4.4
Electronics	4.1
Consulting	3.6
Financial Services	3.6
Human Resources	2.6
Oil & Gas Exploration & Production	2.5
Commercial Paper	2.1
Internet Services	1.8
Education	1.6
Metals & Mining	1.5
Oil & Gas Equipment & Services	1.4
Media	1.3
Insurance	1.1
Apparel	0.7
Diversified Manufacturing Operations	0.5

100.5
Liabilities in excess of other assets	(0.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B49

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 98.2%		Value (Note 2)
COMMON STOCKS	Shares
Biotechnology — 6.2%
Amgen, Inc.(a)	15,500	$994,325
Genentech, Inc.(a)	37,100	2,019,724
Gilead Sciences, Inc.(a)	24,300	850,257

		3,864,306

Capital Markets — 2.6%
Merrill Lynch & Co., Inc.	27,400	1,637,698

Communications Equipment — 5.7%
Corning, Inc.(a)	88,400	1,040,468
Juniper Networks, Inc.(a)	41,000	1,114,790
QUALCOMM, Inc.	32,500	1,378,000

		3,533,258

Computers & Peripherals — 5.3%
Apple Computer, Inc.(a)	25,100	1,616,440
Dell, Inc.(a)	39,450	1,662,423

		3,278,863

Consumer Finance — 2.6%
American Express Co.	29,000	1,634,730

Cosmetics & Toiletries — 1.3%
Avon Products, Inc.	20,800	804,960

Diversified Financial Services — 6.2%
Citigroup, Inc.	19,150	922,647
J.P. Morgan Chase & Co.	41,900	1,634,519
MBNA Corp.	45,200	1,274,188

		3,831,354

Electronic Equipment & Instruments — 3.8%
Agilent Technologies, Inc.(a)	67,800	1,633,980
Broadcom Corp.(a)	22,300	719,844

		2,353,824

Food & Staples Retailing — 2.7%
Whole Foods Market, Inc.	17,300	1,649,555

Health Care Equipment & Supplies — 2.9%
Boston Scientific Corp.(a)	17,000	604,350
Zimmer Holdings, Inc.(a)	15,200	1,217,824

		1,822,174

Health Care Providers & Services — 2.5%
UnitedHealth Group, Inc.	17,800	1,566,934

Hotels, Restaurants & Leisure — 2.8%
Starbucks Corp.(a)	28,000	1,746,080

Industrial Conglomerates — 5.4%
General Electric Co.	92,600	3,379,900

Insurance — 2.6%
American International Group, Inc.	24,700	1,622,049

Internet & Catalog Retail — 6.6%
eBay, Inc.(a)	35,025	4,072,707

Internet Software & Services — 8.7%
Google, Inc. (Class “A” Stock)(a)	9,000	1,737,900
Yahoo!, Inc.(a)	96,900	3,651,192

		5,389,092

Media — 1.5%
E.W. Scripps Co. (Class “A” Stock)	19,650	948,702

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Multiline Retail — 4.6%
Target Corp.	54,500	$2,830,185

Oil & Gas Drilling — 1.6%
Nabors Industries, Ltd. (Barbados)(a)	19,850	1,018,107

Personal Products — 2.3%
Estee Lauder Cos, Inc.	31,000	1,418,870

Pharmaceuticals — 4.9%
Alcon, Inc.	16,500	1,329,900
Eli Lilly & Co.	20,100	1,140,675
Pfizer, Inc.	21,560	579,479

		3,050,054

Semiconductors & Semiconductor Equipment — 1.8%
Marvell Technology Group Ltd. (Bermuda)(a)	31,600	1,120,852

Software — 9.3%
Electronic Arts, Inc.(a)	51,600	3,182,688
Microsoft Corp.	59,600	1,591,916
Symantec Corp.(a)	40,100	1,032,976

		5,807,580

Specialty Retail — 2.7%
Lowe’s Cos., Inc.	29,200	1,681,628

Wireless Telecommunication Services — 1.6%
Nextel Communications, Inc. (Class “A” Stock)(a)	32,800	984,000

TOTAL LONG-TERM INVESTMENTS (cost $51,832,833)		61,047,462

SHORT-TERM INVESTMENTS — 2.5%
Mutual Fund — 2.0%
Dryden Core Investment Fund — Taxable Money Market Series (cost $1,250,083 Note 4)	1,250,083	1,250,083

	Principal Amount (000)
Repurchase Agreement — 0.5%
State Street Bank & Trust Co., 1.75%, 1/3/05(b) (cost $300,320)	$300	300,320

TOTAL SHORT-TERM INVESTMENTS (cost $1,550,403)		1,550,403

TOTAL INVESTMENTS — 100.7% (cost $53,383,236; Note 6)		62,597,865
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.7)%		(446,884)

NET ASSETS — 100%		$62,150,981

(a)	Non-income producing security.

(b)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $300,364 due 1/03/05. The value of the collateral including accrued interest was $312,473. Collateralized by United States Treasury or Federal Agency obligations.

SEE NOTES TO FINANCIAL STATEMENTS.

B50

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Software	9.3%
Internet Software & Services	8.7
Internet & Catalog Retail	6.6
Biotechnology	6.2
Diversified Financial Services	6.2
Communications Equipment	5.7
Industrial Conglomerates	5.4
Computers & Peripherals	5.3
Pharmaceuticals	4.9
Multiline Retail	4.6
Electronic Equipment & Instruments	3.8
Health Care Equipment & Supplies	2.9
Hotels, Restaurants & Leisure	2.8
Food & Staples Retailing	2.7
Specialty Retail	2.7
Capital Markets	2.6
Consumer Finance	2.6
Insurance	2.6
Health Care Providers & Services	2.5
Personal Products	2.3
Mutual Fund	2.0
Semiconductors & Semiconductor Equipment	1.8
Oil & Gas Drilling	1.6
Wireless Telecommunication Services	1.6
Media	1.5
Cosmetics & Toiletries	1.3
Repurchase Agreement	0.5

100.7
Liabilities in excess of other assets	(0.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B51

SP TECHNOLOGY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 98.1%		Value (Note 2)
COMMON STOCKS	Shares
Communications Equipment — 14.2%
Cisco Systems, Inc.(a)	45,000	$868,500
Corning, Inc.(a)	68,000	800,360
Juniper Networks, Inc.(a)	30,000	815,700
Motorola, Inc.	41,500	713,800
QUALCOMM, Inc.	22,000	932,800

		4,131,160

Computer Hardware — 10.9%
Dell, Inc.(a)	31,500	1,327,410
EMC Corp.(a)	44,500	661,715
Network Appliance, Inc.(a)	35,000	1,162,700

		3,151,825

Computer Services — 4.2%
Automatic Data Processing, Inc.	17,500	776,125
Cognizant Technology Solutions Corp. (Class “A” Stock)(a)	10,500	444,465

		1,220,590

Consulting Services — 2.6%
Accenture Ltd. (Class “A” Stock) (Bermuda)(a)	28,000	756,000

Education — 2.6%
Apollo Group, Inc. (Class “A” Stock)(a)	9,300	750,603

Electronic Components — 4.8%
Microchip Technology, Inc.	24,000	639,840
Xilinx, Inc.	25,000	741,250

		1,381,090

Internet Content — 8.0%
eBay, Inc.(a)	11,000	1,279,080
Yahoo!, Inc.(a)	28,000	1,055,040

		2,334,120

Internet Services — 4.2%
Check Point Software Technologies Ltd.(a)	23,500	578,805
VeriSign, Inc.(a)	19,200	643,584

		1,222,389

Medical Products — 2.8%
Zimmer Holdings, Inc.(a)	10,000	801,200

Medical Technology — 6.9%
Amgen, Inc.(a)	10,500	673,575
Genentech, Inc.(a)	12,200	664,168
Teva Pharmaceutical Industries Ltd. ADR (Israel)	22,500	671,850

		2,009,593

Semiconductor Components — 10.2%
Intel Corp.	22,000	514,580
Linear Technology Corp.	17,500	678,300
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	95,500	810,795
Texas Instruments, Inc.	17,000	418,540
United Microelectronics Corp. ADR (Taiwan)(a)	150,000	529,500

		2,951,715

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Software — 17.4%
Adobe Systems, Inc.	14,500	$909,730
Cognos, Inc. (Canada)(a)	12,000	528,720
Electronic Arts, Inc.(a)	7,000	431,760
Mercury Interactive Corp.(a)	11,000	501,050
Microsoft Corp.	33,500	894,785
Oracle Corp.(a)	40,500	555,660
SAP AG, ADR (Germany)	18,500	817,885
Symantec Corp.(a)	14,500	373,520
TIBCO Software, Inc.(a)	2,200	29,348

		5,042,458

Telecommunication Equipment — 4.8%
Avaya, Inc.(a)	47,000	808,400
Comverse Technology, Inc.(a)	24,300	594,135

		1,402,535

Telecommunication Services — 4.5%
Amdocs Ltd. (Israel)(a)	30,000	787,500
Verizon Communications, Inc.	13,000	526,630

		1,314,130

TOTAL LONG-TERM INVESTMENTS (cost $26,533,570)		28,469,408

SHORT-TERM INVESTMENT — 2.2%	Principal Amount (000)
Repurchase Agreement
State Street Bank & Trust Co., 1.75%, 1/3/05(b) (cost $640,940)	$641	640,940

TOTAL INVESTMENTS — 100.3% (cost $27,174,510; Note 6)		29,110,348
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.3)%		(79,788)

NET ASSETS — 100%		$29,030,560

The following abbreviation is used in portfolio descriptions:

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $641,033 due 1/3/05. The value of the collateral including accrued interest was $658,748. Collateralized by United States Treasury or Federal Agency obligations.

SEE NOTES TO FINANCIAL STATEMENTS.

B52

SP TECHNOLOGY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Software	17.4%
Communications Equipment	14.2
Computer Hardware	10.9
Semiconductor Components	10.2
Internet Content	8.0
Medical Technology	6.9
Telecommunication Equipment	4.8
Electronic Components	4.8
Telecommunication Services	4.5
Internet Services	4.2
Computer Services	4.2
Medical Products	2.8
Consulting Services	2.6
Education	2.6
Repurchase Agreement	2.2

100.3
Liabilities in excess of other assets	(0.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B53

SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 94.6%		Value (Note 2)
COMMON STOCKS — 93.4%	Shares
Australia — 4.2%
Macquarie Bank Ltd.	196,800	$7,173,625
Toll Holdings Ltd.	312,900	3,137,160
Wesfarmers Ltd.	196,100	6,118,167

		16,428,952

Austria — 2.1%
Erste Bank der Oesterreichischen Sparkassen AG	151,400	8,087,563

Bermuda — 1.9%
Accenture Ltd. (Class “A” Stock)(a)	275,800	7,446,600

Canada — 6.1%
Alimentation Couche-Tard, Inc.(a)	56,300	1,668,113
Canadian National Railway Co.	63,200	3,854,295
Manulife Financial Corp.	84,500	3,907,107
Precision Drilling Corp.(a)	42,600	2,685,100
Research In Motion Ltd.(a)	56,500	4,658,073
Shoppers Drug Mart Corp.(a)	72,200	2,245,874
Suncor Energy, Inc.	136,300	4,823,369

		23,841,931

China — 1.4%
CNOOC Ltd.	9,861,000	5,296,702

France — 7.1%
Dassault Systemes SA	76,400	3,852,712
Essilor International SA	52,700	4,129,611
Hermes International	9,100	1,815,794
JC Decaux SA(a)	80,600	2,353,253
LVMH Moet Hennessy Louis Vuitton SA	25,300	1,937,821
Sanofi-Synthelabo SA	167,500	13,387,250

		27,476,441

Germany — 10.0%
Celesio AG	97,000	7,889,738
Continental AG	95,700	6,078,647
E.ON AG(a)	105,700	9,634,691
Puma AG Rudolf Dassler Sport	10,400	2,859,753
SAP AG	69,800	12,466,657

		38,929,486

Greece — 2.6%
Coco-Cola Hellenic Bottling Co. SA	98,700	2,414,843
EFG Eurobank Ergasias	115,000	3,948,485
National Bank Of Greece SA	118,170	3,899,915

		10,263,243

Hong Kong — 4.8%
Esprit Holdings Ltd.	649,300	3,926,190
Standard Chartered PLC	569,200	10,583,846
Techtronic Industries Co. Ltd.	1,807,800	3,953,916

		18,463,952

India — 1.8%
HDFC Bank Ltd., ADR	47,200	2,140,992
Infosys Technologies Ltd., ADR	71,600	4,962,596

		7,103,588

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Ireland — 1.0%
Anglo Irish Bank Corp., PLC	157,300	$3,812,232

Italy — 1.5%
Banco Popolare di Verona e Novara S.c.r.l	293,100	5,960,005

Japan — 19.5%
ASKUL Corp.	24,700	1,518,591
Canon, Inc.	216,700	11,694,652
Denso Corp.	330,000	8,840,148
Fast Retailing Co. Ltd.	51,700	3,935,396
Hino Motors Ltd.	570,000	4,233,141
Hoya Corp.	49,200	5,555,226
Keyence Corp.	16,900	3,786,708
Nidec Corp.	31,900	3,888,270
ORIX Corp.	42,900	5,827,735
Sharp Corp.	528,000	8,620,513
Shinsei Bank Ltd.	569,000	3,875,886
SMC Corp.	34,400	3,937,855
Sumitomo Trust and Banking Co. Ltd. (The)	815,000	5,893,579
TOTO Ltd.	163,000	1,555,714
Yamada Denki Co. Ltd.	60,000	2,570,508

		75,733,922

Mexico — 2.0%
America Movil SA de CV, Ser. L	1,612,100	4,235,975
Wal-Mart de Mexico SA de CV, Ser. V	1,071,500	3,681,569

		7,917,544

Norway — 2.0%
Statoil ASA	488,600	7,663,808

Russia — 0.4%
Mobile TeleSystems OJSC, ADR	11,600	1,606,716

South Africa — 1.1%
Standard Bank Group Ltd.	367,393	4,291,007

South Korea — 4.2%
Hyundai Motor Co.	129,700	6,953,584
Samsung Electronics Co. Ltd.	21,100	9,182,332

		16,135,916

Spain — 0.9%
Grupo Ferrovial SA	64,600	3,452,592

Sweden — 2.3%
Telefonaktiebolaget LM Ericsson(a)	2,737,500	8,733,109

Switzerland — 2.6%
Serono SA (Class “B” Stock)	5,300	3,491,074
UBS AG	79,340	6,652,949

		10,144,023

United Kingdom — 13.9%
BG Group PLC	1,611,500	10,952,483
Capital Group PLC	674,300	4,734,962
Carnival PLC	160,400	9,786,722

SEE NOTES TO FINANCIAL STATEMENTS.

B54

SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
United Kingdom (cont’d.)
Man Group PLC	66,300	$1,873,701
Next PLC	120,600	3,820,412
Reckitt Benckiser PLC	319,400	9,652,029
Smith & Nephew PLC	69,600	712,222
Tesco PLC	1,995,200	12,324,917

		53,857,448

TOTAL COMMON STOCKS (cost $308,065,969)		362,646,780

PREFERRED STOCK — 1.2%
Brazil
Banco Itau Holding Financeira SA (cost $2,440,251)(a)	30,539	4,587,749

TOTAL LONG-TERM INVESTMENTS (cost $ 310,506,220)		367,234,529

COMMON STOCKS (Continued)	Shares	Value (Note 2)
SHORT-TERM INVESTMENT — 4.7%
MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $18,007,329) (Note 4)	18,007,329	$18,007,329

TOTAL INVESTMENTS — 99.3% (cost $328,513,549; Note 6)		385,241,858

UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS, NET (b)		5,093
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.7%		2,829,098

NET ASSETS — 100.0%		$388,076,049

The following abbreviation is used in the portfolio descriptions:

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	Outstanding forward foreign currency contracts as of December 31, 2004 were as follows:

Foreign Currency Contracts	Value at Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Purchased:
Canadian Dollar,
expiring 1/04/05	$497,423	$499,425	$2,002
Canadian Dollar,
expiring 1/05/05	973,997	974,171	174
Euros,
expiring 1/03/05	111,802	111,825	23
Euros,
expiring 1/04/05	364,382	362,591	(1,791)
Pound Sterling,
expiring 1/04/05	1,321,062	1,315,133	(5,929)
Hong Kong Dollar,
expiring 1/03/05	118,801	118,919	118

	3,387,467	3,382,064	(5,403)

Sold:
Euros,
expiring 1/03/05	226,536	226,749	(213)
Euros,
expiring 1/04/05	95,686	95,286	400
Pound Sterling,
expiring 1/04/05	485,186	483,009	2,177
Norwegian Krona,
expiring 1/03/05	128,301	129,119	(818)
Swedish Krona,
expiring 1/03/05	2,942,033	2,933,083	8,950

	3,877,742	3,867,246	10,496

			$5,093

SEE NOTES TO FINANCIAL STATEMENTS.

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SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2004 was as follows:

Commercial Banks	14.9%
Oil & Gas	7.4
Mutual Fund	4.7
Software	4.2
Food & Staples Retailing	4.2
Auto Components	3.9
Capital Markets	3.7
Pharmaceuticals	3.5
Electronic Equipment & Instruments	3.4
Household Durables	3.2
IT Consulting & Services	3.2
Office Electronics	3.0
Wireless Telecommunication Services	2.7
Specialty Retail	2.7
Hotels Restaurants & Leisure	2.5
Household Products	2.5
Electric Utilities	2.5
Semiconductors & Semiconductor Equipment	2.4
Communications Equipment	2.3
Machinery	2.1
Health Care Providers & Services	2.0
Multiline Retail	1.9
Road & Rail	1.8
Automobiles	1.8
Textiles, Apparel And Luxury Goods	1.7
Industrial Conglomerates	1.6
Consumer Finance	1.5
Health Care Equipment & Supplies	1.3
Commercial Services & Supplies	1.2
Insurance	1.0
Biotechnology	0.9
Construction & Engineering	0.9
Energy Equipment & Services	0.7
Beverages	0.6
Media	0.6
Building Products	0.4
Internet & Catalog Retail	0.4

99.3
Other assets in excess of liabilities	0.7

100%

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND, INC.

Note 1:	General

The Prudential Series Fund, Inc. (“Series Fund”), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of thirty-six Portfolios (“Portfolio” or “Portfolios”), each with a separate series of capital stock. The information presented in these financial statements pertains to twenty Portfolios: SP Aggressive Growth Asset Allocation Portfolio, SP AIM Aggressive Growth Portfolio, SP AIM Core Equity Portfolio, SP Alliance Large Cap Growth Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Davis Value Portfolio, SP Goldman Sachs Small Cap Value Portfolio, SP Growth Asset Allocation Portfolio, SP Large Cap Value Portfolio, SP LSV International Value Portfolio (formerly SP Deutsche International Equity Portfolio), SP MFS Capital Opportunities Portfolio, SP Mid-Cap Growth Portfolio, SP PIMCO High Yield Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP State Street Research Small Cap Growth Portfolio, SP Strategic Partners Focused Growth Portfolio, SP Technology Portfolio and SP William Blair International Growth Portfolio.

The Portfolios of the Series Fund have the following as investment objectives:

SP Aggressive Growth Asset Allocation Portfolio:    Capital appreciation by investing primarily in large cap equity portfolios, international portfolios, and small/mid cap equity portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

SP AIM Aggressive Growth Portfolio:    Long-term growth of capital by investing primarily in the common stock of companies whose earnings the Portfolio’s managers expect to grow more than 15% per year.

SP AIM Core Equity Portfolio:    Growth of capital with a secondary objective of current income by investing primarily in securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that the Portfolio managers believe have the potential for above-average growth in earnings and dividends.

SP Alliance Large Cap Growth Portfolio:    Growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in stocks of companies considered to have large capitalizations (those with market capitalizations similar to companies in the Standard & Poor’s 500 Composite Index or the Russell 1000 Index).

SP Balanced Asset Allocation Portfolio:    Provide a balance between current income and growth of capital by investing in fixed income portfolios, large cap equity portfolios, small/mid cap equity portfolios, and international equity Portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

SP Conservative Asset Allocation Portfolio:    Provide current income with low to moderate capital appreciation by investing in fixed income portfolios, large cap equity portfolios, and small/mid cap equity portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

SP Davis Value Portfolio:    Capital growth through investments primarily in common stock of U.S. companies with market capitalization of at least $5 billion.

SP Goldman Sachs Small Cap Value Portfolio:    Long-term growth of capital by investing primarily in common stocks of companies with small to medium market capitalization.

SP Growth Asset Allocation Portfolio:    Provide long-term growth of capital with consideration also given to current income by investing in large-cap equity portfolios, fixed income portfolios, international equity portfolios and small/mid-cap equity portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

SP Large Cap Value Portfolio:    Long-term growth of capital by investing primarily in common stocks of companies with large market capitalization (those with market capitalizations similar to companies in the Standard & Poor’s 500 Composite Index or the Russell 1000 Index).

SP LSV International Value Portfolio:    Long-term capital appreciation by investing primarily in the stocks and other equity securities of companies in developed countries outside the United States.

SP MFS Capital Opportunities Portfolio:    Capital appreciation by investing primarily in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities.

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SP Mid-Cap Growth Portfolio:    Long-term growth of capital by investing primarily in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities.

SP PIMCO High Yield Portfolio:    Maximum total return, consistent with preservation of capital and prudent investment management by investing primarily in a diversified portfolio of high yield/high risk securities rated below investment grade but rated at least B by Moody’s or S&P, or, if unrated, determined by Pacific Investment Management Company (“PIMCO”) to be of comparable quality.

SP PIMCO Total Return Portfolio:    Maximum total return, consistent with preservation of capital and prudent investment management by investing primarily in a diversified portfolio of fixed income instruments of varying maturities.

SP Prudential U.S. Emerging Growth Portfolio:    Long-term capital appreciation by investing primarily in equity securities of small and medium-sized U.S. companies that the Portfolio manager believes have the potential for above-average growth.

SP State Street Research Small Cap Growth Portfolio:    Long-term capital growth by investing mostly in small-capitalization companies which are included in the Russell 2000 Growth Index at the time of purchase, or if not with market capitalizations under $2.5 billion.

SP Strategic Partners Focused Growth Portfolio:    Long-term capital growth by investing primarily in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential.

SP Technology Portfolio:    Growth of capital by investing primarily in securities of companies that use technology extensively in the development of new or improved products and processes.

SP William Blair International Growth Portfolio:    Long-term growth of capital by investing primarily in equity-related securities of foreign issuers.

The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country.

Note 2:	Accounting Policies

The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

Securities Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series fund’s normal pricing time, are valued at fair value in accordance with Board of Directors’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of December 31, 2004 there were no foreign securities whose value required adjustment in accordance with such procedures.

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Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities that are held in the Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value. The amortized cost method values a security at its cost at the time of purchase and there after assumes a constant amortization to maturity of any discount or premium.

The SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio may hold up to 15% of their net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Certain issues of restricted securities held by the SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio at December 31, 2004 include registration rights, under which the Portfolios may demand registration by the issuer, of which the Portfolio may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund’s policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults or the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

Foreign Currency Translation:    The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities – at the current daily rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the year, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and

C3

negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Short Sales:    Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open on record date are recorded on the ex-date as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The portfolio maintains a segregated account of securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to short sales.

Loan Participations:    The SP PIMCO High Yield Portfolio may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participant.

Options:    The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates or currencies with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Series Fund has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gains (losses) on purchased options is included in net realized gains (losses) on investment transactions. Gains (losses) on written options is presented separately as net realized gains (losses) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the contract may be exercised. As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series Fund intends to purchase, against fluctuations in value caused by changes in prevailing rates or market conditions. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

Swaps:    Certain portfolios of the Series Fund may enter into swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another

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instrument. The Portfolios enter into interest rate, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolios with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (Market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gains (losses) are realized on the termination date of the swap and is equal to the difference between a Portfolio’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Portfolios may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending:    The Series Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series Fund also continues to receive interest and dividends or amounts equivalent thereto on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

When-Issued/Delayed Delivery Securities:    Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Series Fund’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly to a Portfolio or class level. The only expense charged to SP Aggressive Growth Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Allocation Portfolio is a management fee. All other expenses attributable to these Portfolios are borne by PI, the Portfolios’ investment advisor (see Note 3).

For Portfolios with multiple classes of shares, net investment income (loss) (other than administration and distribution fees, which are charged to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Custody Fee Credits:    The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statements of Operations.

Taxes:    For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. It is each Portfolio’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

C5

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund’s understanding of the applicable country’s tax rules and regulations.

Dividends and Distributions:    Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The SP PIMCO High Yield and SP PIMCO Total Return Portfolios will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. All other Portfolios will declare and distribute dividends from net investment income and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par, as appropriate.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3:	Agreements

The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into subadvisory agreements with Jennison Associates LLC (“Jennison”), AIM Capital Management, Inc. (“AIM”), Alliance Capital Management, LP (“Alliance”), Davis Selected Advisers, LP (“Davis”), Calamos Investments (“Calamos”), Deutsche Asset Management, Inc. (“Deutsche”), Hotchkis and Wiley Capital Management LLC (“Hotchkis and Wiley”), Dreyfus Corporation (“Dreyfus”), Goldman Sachs Asset Management, L.P. (“GSAM”), J.P. Morgan Investment Management, Inc. (“J.P. Morgan”), LSV Asset Management (“LSV”), State Street Research and Management Company (“State Street Research”), William Blair & Company LLC (“William Blair”), Massachusetts Financial Services Company (“MFS”), and Pacific Investment Management Company LLC (“PIMCO”) (collectively, the “Subadvisers”), under which each provides investment advisory services for certain Portfolios of the Series Fund. PI pays for the services of the Subadvisers, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at the annual rates specified below, of the value of each of the Portfolio’s average daily net assets.

Portfolio	Management Fee	Effective Management Fee
SP Aggressive Growth Asset Allocation Portfolio	0.05%	0.05%
SP AIM Aggressive Growth Portfolio	0.95	0.95
SP AIM Core Equity Portfolio	0.85	0.85
SP Alliance Large Cap Growth Portfolio	0.90	0.90
SP Balanced Asset Allocation Portfolio	0.05	0.05
SP Conservative Asset Allocation Portfolio	0.05	0.05
SP Davis Value Portfolio	0.75	0.75
SP Goldman Sachs Small Cap Value Portfolio	0.90	0.90
SP Growth Asset Allocation Portfolio	0.05	0.05
SP Large Cap Value Portfolio	0.80	0.80
SP LSV International Value Portfolio	0.90	0.90
SP MFS Capital Opportunities Portfolio	0.75	0.75
SP Mid-Cap Growth Portfolio	0.80	0.80
SP PIMCO High Yield Portfolio	0.60	0.60
SP PIMCO Total Return Portfolio	0.60	0.60
SP Prudential U.S. Emerging Growth Portfolio	0.60	0.60
SP State Street Research Small Cap Growth Portfolio	0.95	0.95
SP Strategic Partners Focused Growth Portfolio	0.90	0.90
SP Technology Portfolio	1.15	1.15
SP William Blair International Growth Portfolio	0.85	0.85

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The Subadvisers provide investment advisory services to the Portfolios as follows. Where more than one Subadviser is listed, each Subadviser provides services to a segment of the Portfolio:

Portfolio	Subadviser(s)
SP AIM Aggressive Growth Portfolio	AIM
SP AIM Core Equity Portfolio	AIM
SP Alliance Large Cap Growth Portfolio	Alliance
SP Davis Value Portfolio	Davis
SP Goldman Sachs Small Cap Value Portfolio (a)	GSAM
SP Large Cap Value Portfolio (b)	Hotchkis and Wiley, J.P. Morgan
SP LSV International Value Portfolio (f)	LSV
SP MFS Capital Opportunities Portfolio	MFS
SP Mid-Cap Growth Portfolio	Calamos
SP PIMCO High Yield Portfolio	PIMCO
SP PIMCO Total Return Portfolio	PIMCO
SP Prudential U.S. Emerging Growth Portfolio	Jennison
SP State Street Research Small Cap Growth Portfolio (c)	State Street Research
SP Strategic Partners Focused Growth Portfolio	Alliance, Jennison
SP Technology Portfolio (d)	Dreyfus
SP William Blair International Growth Portfolio (e)	William Blair

(a)	Effective January 20, 2004, SP Goldman Sachs Small Cap Value Portfolio is managed by GSAM replacing Fidelity Management & Research Company. This was approved by the Series Fund’s Board of Directors on November 19, 2003.
(b)	Effective January 20, 2004, SP Large Cap Value Portfolio is managed by Hotchkis & Wiley and J.P. Morgan replacing Fidelity Management & Research Company. This was approved by the Series Fund’s Board of Directors on November 19, 2003.
(c)	Effective May 3, 2004, SP State Street Research Small Cap Growth Portfolio is managed by State Street Research replacing INVESCO Funds Group, Inc. This was approved by the Series Fund’s Board of Directors on February 27, 2004.
(d)	Effective January 20, 2004, SP Technology Portfolio is managed by Dreyfus replacing Alliance. This was approved by the Series Fund’s Board of Directors on November 19, 2003.
(e)	Effective May 3, 2004, SP William Blair International Growth Portfolio is managed by William Blair replacing Jennison. This was approved by the Series Fund’s Board of Directors on February 27, 2004.
(f)	Effective November 18, 2004, SP LSV International Value Portfolio is managed by LSV replacing Deutsche. This was approved by the Series Fund’s Board of Directors on August 31, 2004.

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PI which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

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PI has agreed to reimburse each Portfolio (other than SP Aggressive Growth Asset Allocation, SP Balanced Asset Allocation, SP Conservative Asset Allocation and SP Growth Asset Allocation Portfolios) the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeded the percentage stated below, of the Portfolio’s average daily net assets.

Portfolio	Class I Expense limit	Class II Expense limit
SP AIM Aggressive Growth Portfolio	1.07%	N/A
SP AIM Core Equity Portfolio	1.00	N/A
SP Alliance Large Cap Growth Portfolio	1.10	N/A
SP Davis Value Portfolio	0.83	N/A
SP Goldman Sachs Small Cap Value Portfolio	1.05	N/A
SP Large Cap Value Portfolio	0.90	N/A
SP LSV International Value Portfolio	1.10	N/A
SP MFS Capital Opportunities Portfolio	1.00	N/A
SP Mid-Cap Growth Portfolio	1.00	N/A
SP PIMCO High Yield Portfolio	0.82	N/A
SP PIMCO Total Return Portfolio	0.76	N/A
SP Prudential U.S. Emerging Growth Portfolio	0.90	1.30%
SP State Street Research Small Cap Growth Portfolio	1.15	N/A
SP Strategic Partners Focused Growth Portfolio	1.01	1.41
SP Technology Portfolio	1.30	N/A
SP William Blair International Growth Portfolio	1.24	1.64

N/A – Not applicable – Portfolio does not currently have Class II shares.

PIMS, PI, PIM and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 4:	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent. Transfer agent fees and expenses in the Statements of Operations include certain out-of-pocket expense paid to nonaffiliates, where applicable. During the year ended December 31, 2004, the Series Fund incurred fees for the services of PMFS and as of December 31, 2004 fees were due to PMFS as follows:

Portfolio	Amount Incurred for the Year Ended December 31, 2004	Amount Due as of December 31, 2004
SP AIM Aggressive Growth Portfolio	$3,300	$280
SP AIM Core Equity Portfolio	3,200	270
SP Alliance Large Cap Growth Portfolio	3,700	320
SP Davis Value Portfolio	4,200	340
SP Goldman Sachs Small Cap Value Portfolio	4,400	360
SP Large Cap Value Portfolio	4,000	350
SP LSV International Value Portfolio	3,900	330
SP MFS Capital Opportunities Portfolio	3,400	290
SP Mid-Cap Growth Portfolio	4,100	340
SP PIMCO High Yield Portfolio	4,000	330
SP PIMCO Total Return Portfolio	4,500	370
SP Prudential U.S. Emerging Growth Portfolio	4,300	360
SP State Street Research Small Cap Growth Portfolio	4,000	340
SP Strategic Partners Focused Growth Portfolio	3,600	310
SP Technology Portfolio	3,300	290
SP William Blair International Growth Portfolio	4,900	420

C8

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series Fund’s securities lending agent. For the year ended December 31, 2004, PIM was compensated as follows for these services by the Series Fund Portfolios:

PIM
SP Prudential U.S. Emerging Growth Portfolio	$17,819
SP William Blair International Growth Portfolio	24,955

For the year ended December 31, 2004, Prudential Equity Group, LLC, an indirect wholly-owned subsidiary of Prudential and Wachovia Securities, LLC, an affiliate of PI, earned brokerage commissions from transactions executed on behalf of the Series Fund Portfolios as follows:

Portfolio	Prudential Equity Group	Wachovia
SP AIM Aggressive Growth Portfolio	$125	$635
SP AIM Core Equity Portfolio	—	25
SP Alliance Large Cap Growth Portfolio	—	508
SP Davis Value Portfolio	296	—
SP Goldman Sachs Small Cap Value Portfolio	215	559
SP Large Cap Value Portfolio	2,485	2,951
SP Prudential U.S. Emerging Growth Portfolio	1,265	6,595
SP State Street Research Small Cap Growth Portfolio	—	17,680
SP Strategic Partners Focused Growth Portfolio	1,065	265
SP Technology Portfolio	1,303	3,470

Certain Portfolios invest in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended December 31, 2004, the following Portfolio earned income from the Series by investing their excess cash and collateral from securities lending. See Note 2 relating to Securities Lending:

Portfolio	Excess Cash Investment	Securities Lending Cash Collateral Investment
SP Prudential U.S. Emerging Growth Portfolio	$94,399	$62,077
SP William Blair International Growth Portfolio	347,634	74,866

C9

Note 5:	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2004 were as follows:

Cost of Purchases:

Portfolio
SP Aggressive Growth Asset Allocation Portfolio	$118,584,686
SP AIM Aggressive Growth Portfolio	44,559,371
SP AIM Core Equity Portfolio	22,516,733
SP Alliance Large Cap Growth Portfolio	110,419,297
SP Balanced Asset Allocation Portfolio	628,780,612
SP Conservative Asset Allocation Portfolio	327,860,593
SP Davis Value Portfolio	98,710,546
SP Goldman Sachs Small Cap Value Portfolio	450,970,513
SP Growth Asset Allocation Portfolio	532,178,674
SP Large Cap Value Portfolio	714,152,979
SP LSV International Value Portfolio	360,718,741
SP MFS Capital Opportunities Portfolio	19,976,137
SP Mid-Cap Growth Portfolio	91,020,332
SP PIMCO High Yield Portfolio	198,673,428
SP PIMCO Total Return Portfolio	1,206,432,345
SP Prudential U.S. Emerging Growth Portfolio	268,369,664
SP State Street Research Small Cap Growth Portfolio	403,709,084
SP Strategic Partners Focused Growth Portfolio	58,183,908
SP Technology Portfolio	35,478,855
SP William Blair International Growth Portfolio	510,806,269

Proceeds from Sales:

Portfolio
SP Aggressive Growth Asset Allocation Portfolio	$57,274,917
SP AIM Aggressive Growth Portfolio	39,478,459
SP AIM Core Equity Portfolio	16,725,957
SP Alliance Large Cap Growth Portfolio	192,326,404
SP Balanced Asset Allocation Portfolio	306,611,293
SP Conservative Asset Allocation Portfolio	174,212,249
SP Davis Value Portfolio	220,504,507
SP Goldman Sachs Small Cap Value Portfolio	380,752,172
SP Growth Asset Allocation Portfolio	259,646,619
SP Large Cap Value Portfolio	269,007,686
SP LSV International Value Portfolio	271,618,140
SP MFS Capital Opportunities Portfolio	15,135,882
SP Mid-Cap Growth Portfolio	60,945,901
SP PIMCO High Yield Portfolio	133,262,871
SP PIMCO Total Return Portfolio	1,020,409,706
SP Prudential U.S. Emerging Growth Portfolio	327,944,174
SP State Street Research Small Cap Growth Portfolio	256,430,746
SP Strategic Partners Focused Growth Portfolio	37,719,386
SP Technology Portfolio	27,018,890
SP William Blair International Growth Portfolio	374,170,742

C10

The SP AIM Aggressive Growth, SP PIMCO High Yield, SP PIMCO Total Return and the SP Prudential U.S. Emerging Growth Portfolios’ written options activity for the year ended December 31, 2004 was as follows:

SP AIM Aggressive Growth Portfolio
	Contracts	Premiums
Balance as of December 31, 2003	—	$—
Options written	693	57,925
Options terminated in closing purchase transactions	(30)	(2,724)
Options exercised	(164)	(15,061)
Options expired	(239)	(13,063)

Balance as of December 31, 2004	260	$27,077

SP PIMCO High Yield Portfolio
	Contracts	Premiums
Balance as of December 31, 2003	—	$—
Options written	301	204,910
Options terminated in closing purchase transactions	(41)	(34,440)
Options expired	(260)	(170,470)

Balance as of December 31, 2004	—	$—

SP PIMCO Total Return Portfolio
	Contracts/ Notional (000)	Premiums
Balance as of December 31, 2003	249,200	$4,862,208
Options written	29,168	2,317,658
Options terminated in closing purchase transactions	(102)	(58,493)
Options exercised	(117)	(41,608)
Options expired	(64,813)	(2,479,071)

Balance as of December 31, 2004	213,336	$4,600,694

SP Prudential U.S. Emerging Growth Portfolio
	Contracts	Premiums
Balance as of December 31, 2003	—	$—
Options written	913	158,294
Options terminated in closing purchase transactions	(107)	(20,464)
Options exercised	(289)	(66,284)
Options expired	(284)	(33,226)

Balance as of December 31, 2004	233	$38,320

C11

The SP PIMCO Total Return Portfolio entered into interest rate swap agreements during the year. Details of the swap agreements outstanding as of December 31, 2004 were as follows:

SP PIMCO Total Return Portfolio:
Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Lehman Brothers (a)	12/15/31	EUR 3,000	5.50%	6 month Euribor	$(688,558)
Citibank N.A. London (a)	6/17/12	EUR 5,600	5.00%	6 month Euribor	(830,197)
J.P. Morgan (a)	12/17/05	$13,500	4.00%	3 month LIBOR	242,600
J.P. Morgan (b)	3/17/05	GBP 13,500	4.00%	6 month LIBOR	17,592
UBS Warburg (a)	12/15/14	EUR 34,100	5.00%	6 month Euribor	(3,821,766)
UBS Warburg (a)	6/18/34	GBP 200	5.00%	6 month LIBOR	(9,792)
J.P. Morgan (b)	6/18/34	EUR 8,100	6.00%	6 month Euribor	686,287
Morgan Stanley Capital Services (a)	6/15/12	JPY 790,000	2.00%	6 month LIBOR	(278,841)
Barclays Capital (b)	6/18/34	GBP 4,000	5.00%	6 month LIBOR	(217,813)
UBS Warburg (a)	6/15/12	JPY 375,000	2.00%	6 month LIBOR	(159,293)
Barclays Capital (b)	6/15/08	GBP 2,000	5.00%	6 month LIBOR	49,905
UBS Warburg (a)	6/18/34	GBP 1,000	5.00%	6 month LIBOR	(43,417)
Goldman Sachs & Co. (a)	6/15/2012	JPY 130,000	2.00%	6 month LIBOR	(55,488)
Goldman Sachs & Co. (a)	6/15/2012	JPY 129,100	2.00%	6 month LIBOR	(34,147)
Barclays Capital (a)	3/15/2032	GBP 8,100	5.00%	6 month LIBOR	(223,307)
J.P. Morgan (a)	3/15/2032	EUR 9,700	6.00%	6 month Euribor	483,749
J.P. Morgan (a)	6/15/2008	GBP 43,800	5.00%	6 month LIBOR	550,318
UBS Warburg (b)	12/16/2014	$21,200	5.00%	3 month LIBOR	12,279
UBS Warburg (b)	12/16/2019	$26,400	6.00%	3 month LIBOR	39,506
UBS Warburg (a)	6/15/10	$18,200	6.00%	3 month LIBOR	(63,568)
RBS Greenwich Capital	12/15/2024	$115,100	4.00%	3 month LIBOR	638,704
Barclays Capital (b)	6/15/2007	$9,950	4.00%	3 month LIBOR	16,791
Lehman Brothers (a)	6/15/2015	$55,600	5.00%	3 month LIBOR	275,609
Bank of America Securities LLC (a)	6/15/2025	$9,200	6.00%	3 month LIBOR	38,042
UBS Warburg (b)	9/15/2005	$3,700	3.25%	3 month LIBOR	(13,802)

					$(3,388,607)

(a)	Portfolio pays the fixed rate and receives the floating rate.
(b)	Portfolio pays the floating rate and receives the fixed rate.

C12

The SP PIMCO High Yield and SP PIMCO Total Return Portfolios entered into credit default swap agreements during the year ended December 31, 2004. Details of the swap agreements outstanding as of December 31, 2004 were as follows:

SP PIMCO High Yield Portfolio:
Counterparty(a)	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Goldman Sachs International	9/20/05	$800	1.75%	MCI Inc., 6.688%, due 5/1/09	$7,401
Goldman Sachs International	9/20/05	1,300	1.75%	MCI Inc., 6.688%, due 5/1/09	12,027
Lehman Brothers Special Financing, Inc.	12/20/05	2,000	0.82%	General Motors Corp., 7.10%, due 3/15/06	(2,846)
Morgan Stanley Capital Services, Inc.	12/20/05	2,000	2.00%	Bombardier, Inc., 6.75%, due 5/1/12	(14,369)
Merrill Lynch International	1/7/05	1,500	1.04%	Russian Federation, 5.0%, due 3/31/30	61

					$2,274

SP PIMCO Total Return Portfolio:
Counterparty(a)	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Morgan Stanley	12/20/08	$2,700	0.26%	Allstate Corp., 6.125%, due 2/15/12	$(10,128)
Merrill Lynch	12/20/08	200	0.32%	Ingersoll-Rand Co., 6.48%, due 6/1/25	(913)
Lehman Brothers	12/20/08	2,100	0.11%	Johnson & Johnson, 3.80%, due 5/15/13	(1,587)
Lehman Brothers	12/20/08	1,100	0.29%	Whirlpool Corp., 8.60%, due 5/1/10	(3,377)
Citibank, N.A., London	12/20/08	2,200	0.28%	Eaton Corp., 5.75%, due 7/15/12	(11,559)
Merrill Lynch	12/20/08	100	0.22%	Gannett Co., Inc., 6.375%, due 4/1/12	(576)
Lehman Brothers	12/20/08	2,200	0.12%	The Home Depot, Inc., 5.375%, due 4/1/06	(2,500)
Citibank, N.A., London	12/20/08	1,700	0.29%	FedEx Corp., 7.25%, due 2/15/11	(7,007)
Bear Stearns	12/20/08	2,200	0.32%	Hewlett Packard Co., 6.50%, due 7/1/12	(14,838)
Bank of America	12/20/08	1,700	0.13%	E.I. Du Pont De Nemours, 6.875%, due 10/15/09	(3,188)
Merrill Lynch	12/20/08	1,200	0.32%	Ingersoll-Rand Co., 6.48%, due 6/1/25	(5,872)
Morgan Stanley	12/20/08	1,600	0.21%	Emerson Electric Co., 4.625%, due 10/15/12	(3,034)
Citibank, N.A., London	12/20/08	3,600	0.14%	Wal-Mart Stores, Inc., 6.875%, due 8/10/09	(10,756)
UBS	12/20/08	3,200	0.35%	AutoZone, Inc., 5.875, due 10/15/12	34,922
Lehman Brothers	12/20/08	700	0.24%	Costco Wholesales Corp., 5.50%, due 5/15/04	(2,888)

C13

Counterparty(a)	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Lehman Brothers	12/20/08	$1,200	0.35%	RadioShack Corp., 7.375%, due 5/15/11	$(5,858)
Lehman Brothers	12/20/08	1,200	0.30%	Masco Corp., 5.875%, due 7/15/12	(3,655)
Barclays	12/20/08	900	0.67%	The Walt Disney Co., 6.375%, due 3/1/12	(16,144)
Lehman Brothers	12/20/08	900	0.53%	Lockheed Martin Corp., 8.20%, due 12/1/09	(10,807)
Bear Stearns	12/20/08	400	1.09%	Capital One Bank, 4.875%, due 5/15/08	(8,468)
Bear Stearns	12/20/08	300	0.32%	Hewlett Packard Co., 6.50%, due 7/1/12	(1,633)
Lehman Brothers	12/20/08	900	0.97%	Goodrich Corp., 7.625%, due 12/15/12	(22,207)
Lehman Brothers	12/20/08	900	0.48%	Northrop Grumman Corp., 7.125%, due 2/15/11	(8,425)
Morgan Stanley	12/20/08	800	0.53%	Kroger Co. (The), 4.75%, due 4/15/12	(6,873)
Merrill Lynch	12/20/08	1,400	0.35%	Devon Energy Corp., 6.875%, due 9/30/11	(5,253)
UBS	12/20/08	800	0.37%	RadioShack Corp., 7.375%, due 5/15/11	(4,501)
Bear Stearns	12/20/08	800	0.19%	Caterpillar Inc., 7.250%, due 9/15/09	(914)
UBS	12/20/08	800	0.44%	Carnival Corp., 6.15%, due 4/15/08	(7,808)
Morgan Stanley	12/20/08	300	0.26%	Allstate Corp. (The), 6.125%, due 2/15/12	(1,182)
Bear Stearns	12/20/08	800	0.60%	International Paper Co., 6.75%, due 9/1/11	(8,719)
Bank of America	12/20/08	200	0.13%	E.I. Du Pont De Nemours, 6.875%, due 10/15/09	(451)
UBS	12/20/08	800	0.44%	Simon Property Group, L.P., 5.45%, due 5/15/13	(4,529)
Merrill Lynch	12/20/08	800	0.28%	Occidental Petroleum Corp., 6.75%, due 1/15/12	(1,541)
Merrill Lynch	12/20/08	1,200	0.85%	Motorola, Inc., 7.625%, due 11/15/10	(23,772)
Merrill Lynch	12/20/08	800	0.27%	Anadarko Petroleum Corp., 5%, due 10/1/12	(2,120)
Bear Stearns	12/20/08	1,500	0.15%	Wal-Mart Stores, Inc., 6.875%, due 8/10/09	(5,042)
Bear Stearns	12/20/08	800	0.24%	Deere & CO., 7.85%, due 5/15/10	(2,404)
Morgan Stanley	12/20/08	800	0.22%	Emerson Electric Co., 7.125%, due 8/15/10	(1,815)
Bear Stearns	12/20/08	100	1.09%	Capital One Bank, 4.875%, due 5/15/08	(2,702)
Citibank, N.A., London	12/20/08	200	0.29%	FedEx Corp., 7.25%, due 2/15/11	(577)
Barclays	12/20/08	100	0.67%	The Walt Disney Co., 6.375%, due 3/1/12	(989)
Lehman Brothers	12/20/08	100	0.97%	Goodrich Corp., 7.625%, due 12/15/12	(1,501)

C14

Counterparty(a)	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	12/20/08	$300	0.16%	Eli Lilly & Co. Inc., 6.00%, due 3/15/12	$(9)
Citibank, N.A., London	12/20/08	300	0.28%	Eaton Corp., 5.75%, due 7/15/12	(1,044)
Lehman Brothers	12/20/08	100	0.35%	RadioShack Corp., 7.375%, due 5/15/11	(836)
Lehman Brothers	12/20/08	100	0.30%	Masco Corp., 5.875%, due 7/15/12	(377)
Lehman Brothers	12/20/08	100	0.29%	Whirlpool Corp., 8.60%, due 5/1/10	(475)
Lehman Brothers	12/20/08	300	0.11%	Johnson & Johnson, 3.80%, due 5/15/13	(342)
Merrill Lynch	12/20/08	200	0.35%	Devon Energy Corp., 6.875%, due 9/30/11	(1,293)
Lehman Brothers	12/20/08	300	0.12%	The Home Depot, Inc., 5.375%, due 4/1/06	(1,446)
Morgan Stanley	12/20/08	200	0.21%	Emerson Electric Co., 4.625%, due 10/15/12	(246)
Lehman Brothers	12/20/08	100	0.53%	Lockheed Martin Corp., 8.20%, due 12/1/09	(1,301)
Lehman Brothers	12/20/08	100	0.48%	Northrop Grumman Corp., 7.125%, due 2/15/11	(1,135)
Barclays Bank PLC	12/20/08	300	0.16%	Eli Lilly & Co. Inc., 6.00%, due 5/15/12	(2,613)
Merrill Lynch	12/20/08	500	0.22%	Gannett Co., Inc., 6.375%, due 4/1/12	(580)
Lehman Brothers	12/20/08	100	0.24%	Costco Wholesale Corp., 5.50%, due 3/15/07	(493)
Morgan Stanley	12/20/08	800	0.42%	Countrywide Home Loans, Inc., 5.625%, due 7/15/09	(1,227)
Bear Stearns(b)	6/20/05	27,500	0.69%	General Motors Corp., 7.125%, due 7/15/13	5,753
Bear Stearns	6/20/05	26,250	0.55%	General Motors Acceptance Corp., 6.875%, due 8/28/12	16,844
Lehman Brothers	6/20/09	6,600	0.40%	People's Republic of China, 6.80%, due 5/23/11	(45,103)

					$(239,114)

(a)	Portfolio pays the fixed rate and receives from the counterparty par in the event that the underlying bond defaults.
(b)	The Portfolio receives the fixed rate and pays the counterparty par in the event that the underlying bond defaults.

C15

Note 6:	Distributions and Tax Information

In order to present undistributed net investment income and accumulated net realized capital gains (losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain (loss) on investments.

For the year ended December 31, 2004 the adjustments were as follows:

Portfolio	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
SP AIM Aggressive Growth Portfolio(d)	$151,628	—	$(151,628)
SP Alliance Large Cap Growth Portfolio(d)	128,544	—	(128,544)
SP Davis Value Portfolio(a)	(37,876)	$37,876	—
SP LSV International Value Portfolio(a)(e)	(191,796)	191,796	—
SP Mid-Cap Growth Portfolio(d)	533,878	—	(533,878)
SP PIMCO High Yield Portfolio(a)(b)(f)	612,191	(612,191)	—
SP PIMCO Total Return Portfolio(a)(b)(f)	10,903,624	(10,903,624)	—
SP Prudential U.S. Emerging Growth Portfolio(a)(d)	727,898	(727,898)	—
SP State Street Research Small Cap Growth Portfolio(d)	947,239	—	$(947,239)
SP Strategic Partners Focused Growth Portfolio(d)	67,980	—	(67,980)
SP Technology Portfolio(a)(d)	125,568	(3,597)	(121,971)
SP William Blair International Growth Portfolio(a)(c)(e)	(225,389)	225,389	—

(a)	Reclassification of net foreign currency gain (loss).
(b)	Reclassification of paydown losses.
(c)	Reclassification of income due to the sale of passive foreign investment companies.
(d)	Reclassification of tax operating loss.
(e)	Reclassification of Thailand capital gains taxes.
(f)	Reclassification of swap income.

The tax character of distributions paid during the year ended December 31, 2004 were as follows:

Portfolio	Ordinary Income	Long-Term Capital Gains	Total Distributions
SP Aggressive Growth Asset Allocation Portfolio	$47,387	—	$47,387
SP AIM Core Equity Portfolio	121,766	—	121,766
SP Balanced Asset Allocation Portfolio	4,764,898	$418,285	5,183,183
SP Conservative Asset Allocation Portfolio	5,505,641	312,063	5,817,704
SP Davis Value Portfolio	1,941,811	—	1,941,811
SP Goldman Sachs Small Cap Value Portfolio	553,326	93,547	646,873
SP Growth Asset Allocation Portfolio	1,930,590	—	1,930,590
SP Large Cap Value Portfolio	674,049	—	674,049
SP LSV International Value Portfolio	662,879	—	662,879
SP MFS Capital Opportunities Portfolio	43,843	—	43,843
SP PIMCO High Yield Portfolio	20,411,909	745,337	21,157,246
SP PIMCO Total Return Portfolio	24,423,511	10,956,735	35,380,246
SP Prudential U.S. Emerging Growth Portfolio	—	56,653	56,653
SP William Blair International Growth Portfolio	268,170	—	268,170

C16

The tax character of distributions paid during the year ended December 31, 2003 were as follows:

Portfolio	Ordinary Income	Long-Term Capital Gains	Total Distributions
SP Aggressive Growth Asset Allocation Portfolio	$7,077	—	$7,077
SP AIM Core Equity Portfolio	56,574	—	56,574
SP Balanced Asset Allocation Portfolio	2,105,869	—	2,105,869
SP Conservative Asset Allocation Portfolio	2,294,484	$192,383	2,486,867
SP Davis Value Portfolio	1,086,448	—	1,086,448
SP Goldman Sachs Small Cap Value Portfolio	37,628	—	37,628
SP Growth Asset Allocation Portfolio	797,294	—	797,294
SP LSV International Value Portfolio	499,019	—	499,019
SP MFS Capital Opportunities Portfolio	14,769	—	14,769
SP PIMCO High Yield Portfolio	11,263,009	—	11,263,009
SP PIMCO Total Return Portfolio	25,070,739	3,946,311	29,017,050

At December 31, 2004, the components of distributable earnings on a tax basis and approximate capital loss carryforwards were as follows:

	Accumulated Ordinary Income	Accumulated Long-Term Capital Gains	Approximate Capital Loss Carryforward(a)		2009	2010	2011
SP Aggressive Growth Asset Allocation Portfolio	$2,784,998	$3,220,328	—	(b)	—	—	—
SP AIM Aggressive Growth Portfolio	—	1,253,513	—	(c)	—	—	—
SP AIM Core Equity Portfolio	337,615	—	$316,000	(d)	—	$311,000	$5,000
SP Alliance Large Cap Growth Portfolio	—	—	1,099,000	(e)	—	—	1,099,000
SP Balanced Asset Allocation Portfolio	17,685,987	22,025,487	—		—	—	—
SP Conservative Asset Allocation Portfolio	10,571,529	12,999,892	—		—	—	—
SP Davis Value Portfolio	2,694,772	29,342,603	—	(f)	—	—	—
SP Goldman Sachs Small Cap Value Portfolio	31,804,658	17,428,304	—		—	—	—
SP Growth Asset Allocation Portfolio	16,999,403	13,932,075	—	(g)	—	—	—
SP Large Cap Value Portfolio	17,688,553	4,176,180	—	(h)	—	—	—
SP LSV International Value Portfolio	12,360,238	11,833,039	—	(i)	—	—	—
SP MFS Capital Opportunities Portfolio	153,300	—	1,494,000	(j)	—	1,494,000	—
SP Mid-Cap Growth Portfolio	—	—	5,310,000	(k)	—	5,310,000	—
SP PIMCO High Yield Portfolio	1,835,588	3,362,054	—		—	—	—
SP PIMCO Total Return Portfolio	30,269,703	9,496,299	—		—	—	—
SP Prudential U.S. Emerging Growth Portfolio	17,879,412	4,281,058	—		—	—	—
SP State Street Research Small Cap Growth Portfolio	—	—	17,680,000		$506,000	2,530,000	14,644,000
SP Strategic Partners Focused Growth Portfolio	—	—	3,533,000	(L)	1,008,000	2,207,000	318,000
SP Technology Portfolio	—	—	3,799,000	(m)	507,000	2,904,000	388,000
SP William Blair International Growth Portfolio	8,183,431	12,439,468	—	(n)	—	—	—

(a)	Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforwards.
(b)	Approximately $336,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2004.
(c)	Approximately $2,653,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2004.
(d)	Approximately $1,916,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2004.
(e)	Approximately $11,410,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2004.

C17

(f)	Approximately $5,776,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2004.
(g)	Approximately $454,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2004.
(h)	Approximately $2,709,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2004.
(i)	Approximately $6,052,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2004.
(j)	Approximately $1,836,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2004.
(k)	Approximately $5,322,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2004.
(l)	Approximately $790,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2004.
(m)	Approximately $593,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2004.
(n)	Approximately $9,852,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2004.

The difference between book and tax basis is primarily cost basis adjustments and post-October losses (the Portfolios have elected to treat losses incurred in the period November 1, 2004 through December 31, 2004 as having been incurred in the following fiscal year) which are presented below:

	Approximate Post October Losses
Portfolio	Currency	Capital
SP Alliance Large Cap Growth Portfolio	—	$1,090,000
SP Davis Value Portfolio	—	759,000
SP LSV International Value Portfolio	$93,600	—
SP PIMCO High Yield Portfolio	55,000	645,000
SP PIMCO Total Return Portfolio	—	2,175,000
SP Prudential U.S. Emerging Growth Portfolio	35	—
SP Technology Portfolio	—	94,000

The United States federal income tax basis and unrealized appreciation (depreciation) of the Series Fund’s investments and the total net unrealized appreciation (depreciation) as of December 31, 2004 were as follows:

	Tax Basis	Appreciation	Depreciation	Net	Other Cost Basis Adjustment	Total Net Unrealized
SP Aggressive Growth Asset Allocation Portfolio	$121,911,056	$15,002,755	—	$15,002,755	—	$15,002,755
SP AIM Aggressive Growth Portfolio	30,313,527	3,069,161	$345,668	2,723,493	$(6,293)	2,717,200
SP AIM Core Equity Portfolio	29,716,294	2,435,085	285,628	2,149,457	—	2,149,457
SP Alliance Large Cap Growth Portfolio	60,698,036	6,950,084	1,725,675	5,224,409	—	5,224,409
SP Balanced Asset Allocation Portfolio	764,487,350	72,540,291	—	72,540,291	—	72,540,291
SP Conservative Asset Allocation Portfolio	432,709,147	27,178,598	—	27,178,598	—	27,178,598
SP Davis Value Portfolio	236,804,617	51,691,132	2,518,464	49,172,668	808	49,173,476
SP Goldman Sachs Small Cap Value Portfolio	343,296,785	58,553,594	8,967,506	49,586,088	—	49,586,088
SP Growth Asset Allocation Portfolio	594,471,107	68,229,279	—	68,229,279	—	68,229,279
SP Large Cap Value Portfolio	541,707,425	67,777,827	3,451,965	64,325,862	—	64,325,862
SP LSV International Value Portfolio	220,435,514	18,978,539	298,901	18,679,638	41,834	18,721,472
SP MFS Capital Opportunities Portfolio	25,176,585	3,277,519	623,911	2,653,608	—	2,653,608
SP Mid-Cap Growth Portfolio	86,617,486	21,417,311	487,767	20,929,544	—	20,929,544
SP PIMCO High Yield Portfolio	293,410,014	15,671,938	969,772	14,702,166	3,037	14,705,203
SP PIMCO Total Return Portfolio	1,152,372,923	9,767,229	6,533,811	3,233,418	(2,151,375)	1,082,043
SP Prudential U.S. Emerging Growth Portfolio	156,097,589	20,226,299	929,823	19,296,476	(85,054)	19,211,422

C18

	Tax Basis	Appreciation	Depreciation	Net	Other Cost Basis Adjustment	Total Net Unrealized
SP State Street Research Small Cap Growth Portfolio	$164,869,238	$22,480,648	$2,373,485	$20,107,163	—	$20,107,163
SP Strategic Partners Focused Growth Portfolio	53,549,392	9,608,274	559,801	9,048,473	—	9,048,473
SP Technology Portfolio	27,399,226	2,776,510	1,065,388	1,711,122	$1,668	1,712,790
SP William Blair International Growth Portfolio	329,999,219	56,341,251	1,098,612	55,242,639	(7,553)	55,235,086

The differences between book basis and tax basis of investments are primarily attributable to deferred losses on wash sales and mark to market on passive foreign investments companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark to market of receivables and payables.

Note 7:	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2004, the SP Prudential U.S. Emerging Growth, SP Strategic Partners Focused Growth and SP William Blair International Growth Portfolios have Class II shares outstanding.

Transactions in shares of common stock of the SP Prudential U.S. Emerging Growth, SP Strategic Partners Focused Growth and SP William Blair International Growth Portfolios were as follows:

SP Prudential U.S. Emerging Growth Portfolio:

Class I	Shares	Amount
Year ended December 31, 2004:
Capital stock sold	11,300,085	$79,116,525
Capital stock issued in reinvestment of dividends and distributions	8,317	56,557
Capital stock repurchased	(20,985,809)	(147,456,481)

Net increase (decrease) in shares outstanding	(9,677,407)	$(68,283,399)

Year ended December 31, 2003:
Capital stock sold	19,306,919	$114,888,959
Capital stock repurchased	(4,636,097)	(26,226,115)

Net increase (decrease) in shares outstanding	14,670,822	$88,662,844

Class II
Year ended December 31, 2004:
Capital stock sold	1,465	$10,369
Capital stock issued in reinvestment of dividends and distributions	14	96
Capital stock repurchased	(7,916)	(55,951)

Net increase (decrease) in shares outstanding	(6,437)	$(45,486)

Year ended December 31, 2003:
Capital stock sold	3,868	$22,395
Capital stock repurchased	(2,616)	(15,125)

Net increase (decrease) in shares outstanding	1,252	$7,270

C19

SP Strategic Partners Focused Growth Portfolio:

Class I	Shares	Amount
Year ended December 31, 2004:
Capital stock sold	1,654,780	$10,560,311
Capital stock repurchased	(769,923)	(4,935,347)

Net increase (decrease) in shares outstanding	884,857	$5,624,964

Year ended December 31, 2003:
Capital stock sold	1,986,610	$11,273,424
Capital stock repurchased	(712,078)	(4,051,614)

Net increase (decrease) in shares outstanding	1,274,532	$7,221,810

Class II
Year ended December 31, 2004:
Capital stock sold	2,799,160	$17,643,912
Capital stock repurchased	(416,330)	(2,590,442)

Net increase (decrease) in shares outstanding	2,382,830	$15,053,470

Year ended December 31, 2003:
Capital stock sold	1,627,291	$8,817,800
Capital stock repurchased	(670,757)	(3,585,555)

Net increase (decrease) in shares outstanding	956,534	$5,232,245

SP William Blair International Growth Portfolio:

Class I	Shares	Amount
Year ended December 31, 2004:
Capital stock sold	24,201,018	$148,084,849
Capital stock issued in reinvestment of dividends and distributions	44,253	268,170
Capital stock repurchased	(5,845,906)	(35,656,506)

Net increase (decrease) in shares outstanding	18,399,365	$112,696,513

Year ended December 31, 2003:
Capital stock sold	26,290,046	$124,525,584
Capital stock repurchased	(16,620,819)	(76,743,054)

Net increase (decrease) in shares outstanding	9,669,227	$47,782,530

Class II
Year ended December 31, 2004:
Capital stock sold	17,228,253	$103,821,726
Capital stock repurchased	(16,197,374)	(97,310,208)

Net increase (decrease) in shares outstanding	1,030,879	$6,511,518

Year ended December 31, 2003:
Capital stock sold	41,416,312	$198,774,594
Capital stock repurchased	(27,545,237)	(129,018,065)

Net increase (decrease) in shares outstanding	13,871,075	$69,756,529

Note 8:	Borrowings

The Series Fund (excluding the Money Market Portfolio), along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period January 1, 2004 through April 30, 2004, the SCA provided for a commitment of $800 million and allowed the Funds to increase the commitment to $1 billion, if necessary. Effective May 1, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds paid a commitment fee of .08 of 1% of the unused portion of the SCA. The

C20

commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement continues to be $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement is October 28, 2005.

The following Portfolios utilized the line of credit during the year ended December 31, 2004. The average balance is for the number of days the Portfolio had an outstanding balance.

Portfolio	Average Balance Outstanding	Number of Days Outstanding	Weighted Average Interest Rates
SP Alliance Large Cap Growth	$210,420	1	2.27%
SP Strategic Partners Focused Growth Portfolio	382,200	2	1.53
SP William Blair International Growth Portfolio	208,729	14	1.53

Note 9:	Change in Independent Registered Public Accounting Firm (Unaudited)

PricewaterhouseCoopers LLP was previously the independent registered public accounting firm for the Series Fund. The decision to change the independent registered public accounting firm was approved by the Audit Committee and by the Board of Directors in a meeting help on September 2, 2003, resulting in KPMG LLP’s appointment as the independent registered public accounting firm of the Series Fund. The reports on the financial statements of the Series Fund audited by PricewaterhouseCoopers LLP through the year ended December 31, 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Series Fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

Note 10:	Subsequent Events

On November 18, 2004, the Board of Directors of the Series Fund approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the Class I shares of the following funds for like shares of the acquiring funds and the assumption of the liabilities of the funds.

Fund	Acquiring Fund
SP MFS Capital Opportunities Portfolio	Equity Portfolio
SP AIM Aggressive Growth Portfolio	SP Mid Cap Growth Portfolio
SP Technology Portfolio	SP Prudential U.S. Emerging Growth Portfolio

Note 11:	Ownership

As of December 31, 2004, all of Class I shares of each Portfolio was owned of record by The Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by PICA.

C21

Financial Highlights

	SP Aggressive Growth Asset Allocation Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.83	$5.90	$7.58	$9.33	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.02	0.01	— (e)	0.02	0.01
Net realized and unrealized gains (losses) on investments	1.13	1.92	(1.68)	(1.69)	(0.67)

Total from investment operations	1.15	1.93	(1.68)	(1.67)	(0.66)

Less Dividends and Distributions:
Dividends from net investment income	— (e)	— (e)	—	(0.02)	(0.01)
Distributions from net realized gains	—	—	—	(0.06)	—

Total dividends and distributions	—	—	—	(0.08)	(0.01)

Net Asset Value, end of period	$8.98	$7.83	$5.90	$7.58	$9.33

Total Investment Return(b)	14.76%	32.77%	(22.16)%	(17.92)%	(6.65)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$136.9	$60.6	$15.1	$7.5	$2.1
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05%	0.05	%(c)
Net investment income	0.27%	0.16%	0.06%	0.39%	0.36	%(c)
Portfolio turnover rate	60%	22%	26%	62%	6	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.005 per share.

	SP AIM Aggressive Growth Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.49	$5.13	$6.49	$8.60	$10.00

Income (Loss) From Investment Operations:
Net investment loss	(0.03)	(0.03)	(0.03)	(0.04)	(0.01)
Net realized and unrealized gains (losses) on investments	0.80	1.39	(1.33)	(2.07)	(1.39)

Total from investment operations	0.77	1.36	(1.36)	(2.11)	(1.40)

Net Asset Value, end of period	$7.26	$6.49	$5.13	$6.49	$8.60

Total Investment Return(b)	11.86%	26.51%	(20.96)%	(24.53)%	(14.00)%
Ratios/Supplement Data:
Net assets, end of period (in millions)	$32.8	$22.4	$9.3	$5.7	$3.9
Ratios to average net assets:(d)
Expenses	1.07%	1.07%	1.07%	1.07%	1.07	%(c)
Net investment loss	(0.58)%	(0.73)%	(0.72)%	(0.73)%	(0.40	)%(c)
Portfolio turnover rate	156%	85%	73%	87%	16	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.52% and (1.03)%, respectively, for the year ended December 31, 2004, 2.02% and (1.68)%, respectively, for the year ended December 31, 2003, 2.81% and (2.46)%, respectively, for the year ended December 31, 2002, 3.45% and (3.11)%, respectively, for the year ended December 31, 2001 and 5.57% and (4.90)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

D1

Financial Highlights

	SP AIM Core Equity Portfolio
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.80	$5.52	$6.51	$8.41		$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.08	0.04	0.02	(—	)(f)	0.01
Net realized and unrealized gain (loss) on investments	0.51	1.26	(1.01)	(1.90)		(1.59)

Total from investment operations	0.59	1.30	(0.99)	(1.90)		(1.58)

Less Dividends:
Dividends from net investment income	(0.03)	(0.02)	—	—		(0.01)

Net Asset Value, end of period	$7.36	$6.80	$5.52	$6.51		$8.41

Total Investment Return(b)	8.79%	23.69%	(15.21)%	(22.68)%		(15.74)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$31.8	$22.8	$13.9	$10.2		$4.3
Ratios to average net assets:(d)
Expenses	1.00%	1.00%	1.00%	1.00%		1.00	%(c)
Net investment income (loss)	1.27%	0.70%	0.45%	(0.02)%		0.26	%(c)
Portfolio turnover rate	68%	37%	116%	65%		15	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.48% and 0.79%, respectively, for the year ended December 31, 2004, and 1.72% and (0.02)%, respectively for the year ended December 31, 2003, 1.79% and (0.34)%, respectively, for the year ended December 31, 2002, 2.55% and (1.57)%, respectively for the year ended December 31, 2001 and 5.53% and (4.27)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

	SP Alliance Large Cap Growth Portfolio
	Year Ended December 31,						September 22, 2000(a) through December 31, 2000
	2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.23	$5.03	$7.31		$8.55		$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)	0.00 (f)	(0.01)		(0.01)		0.01
Net realized and unrealized gains (losses) on investments	0.39	1.20	(2.27)		(1.23)		(1.45)

Total from investment operations	0.38	1.20	(2.28)		(1.24)		(1.44)

Less Distributions:
Dividends from net investment income	—	—	—		—		(0.01)
Tax return of capital distributions	—	—	—		—	(f)	—

Total distributions	—	—	—		—	(f)	(0.01)

Net Asset Value, end of period	$6.61	$6.23	$5.03		$7.31		$8.55

Total Investment Return(b)	6.10%	23.86%	(31.19)%		(14.47)%		(14.44)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$65.7	$146.5	$57.7		$35.9		$7.1
Ratios to average net assets:
Expenses	1.07%	1.06%	1.10	%(d)	1.10	%(d)	1.10	%(c)(d)
Net investment income (loss)	(0.14)%	(0.11)%	(0.27	)%(d)	(0.08	)%(d)	0.44	%(c)(d)
Portfolio turnover rate	122%	38%	34%		47%		10	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for years of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the expense and net investment loss ratios would have been 1.19% and (0.35)%, respectively, for the year ended December 31, 2002, 1.57% and (0.55)%, respectively, for the year ended December 31, 2001 and 4.26% and (2.72)%, respectively, for the year ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

D2

Financial Highlights

	SP Balanced Assset Allocation Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.66	$7.96	$9.02	$9.80	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.09	0.09	0.11	0.14	0.06
Net realized and unrealized gain (loss) on investments	0.97	1.71	(1.16)	(0.73)	(0.20)

Total from investment operations	1.06	1.80	(1.05)	(0.59)	(0.14)

Less Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.10)	—	(0.14)	(0.06)
Distributions from net realized gains	(0.01)	—	(0.01)	(0.05)	—

Total dividends and distributions	(0.09)	(0.10)	(0.01)	(0.19)	(0.06)

Net Asset Value, end of period	$10.63	$9.66	$7.96	$9.02	$9.80

Total Investment Return(b)	11.09%	22.87%	(11.67)%	(5.99)%	(1.42)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$837.0	$449.8	$147.3	$66.1	$3.7
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05%	0.05	%(c)
Net investment income	1.37%	1.83%	1.96%	3.26%	4.89	%(c)
Portfolio turnover rate	48%	12%	22%	35%	4	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

	SP Conservative Assset Allocation Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.48	$9.16	$9.77	$10.00	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.14	0.16	0.16	0.21	0.08
Net realized and unrealized gains (losses) on investments	0.77	1.33	(0.73)	(0.24)	—	(c)

Total from investment operations	0.91	1.49	(0.57)	(0.03)	0.08

Less Distributions:
Dividends from net investment income	(0.16)	(0.16)	(0.03)	(0.16)	(0.08)
Distributions from net realized gains	(0.03)	(0.01)	(0.01)	(0.04)	—	(c)

Total distributions	(0.19)	(0.17)	(0.04)	(0.20)	(0.08)

Net Asset Value, end of period	$11.20	$10.48	$9.16	$9.77	$10.00

Total Investment Return(b)	8.89%	16.49%	(5.88)%	(0.23)%	0.84%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$459.9	$281.2	$117.5	$47.9	$1.9
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05%	0.05	%(d)
Net investment income	1.86%	2.60%	2.79%	4.76%	8.07	%(d)
Portfolio turnover rate	47%	22%	25%	29%	4	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)	Less than $0.005 per share.

(d)	Annualized.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

D3

Financial Highlights

	SP Davis Value Portfolio
	Year Ended December 31,						September 22, 2000(a) through December 31, 2000
	2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.80	$7.62	$9.04		$10.15		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.10	0.05	0.05		0.05		0.02
Net realized and unrealized gains (losses) on investments and foreign currencies	1.12	2.18	(1.47)		(1.11)		0.15

Total from investment operations	1.22	2.23	(1.42)		(1.06)		0.17

Less Dividends:
Dividends from net investment income	(0.04)	(0.05)	—	(f)	(0.05)		(0.02)

Net Asset Value, end of period	$10.98	$9.80	$7.62		$9.04		$10.15

Total Investment Return(b)	12.53%	29.40%	(15.70)%		(10.46)%		1.69%
Ratios/Supplement Data:
Net assets, end of period (in millions)	$285.5	$391.2	$165.0		$94.4		$12.8
Ratios to average net assets:
Expenses	0.82%	0.82%	0.83	%(e)	0.83	%(e)	0.83	%(c)(e)
Net investment income	0.89%	0.80%	0.82	%(e)	0.64	%(e)	1.48	%(c)(e)
Portfolio turnover rate	34%	7%	22%		17%		3	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and included reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 0.87% and 0.78%, respectively, for the period ended December 31, 2002, 1.03% and 0.43%, respectively, for the period ended December 31, 2001, and 3.16% and (0.85)%, respectively, for the period ended December 31, 2000.

(f)	Less than $0.005 per share.

	SP Goldman Sachs Small Cap Value Portfolio
	Year Ended December 31,						September 22, 2000(a) through December 31, 2000
	2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.88	$9.68	$11.36		$11.13		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.08	0.02	0.05		0.08		0.03
Net realized and unrealized gains (losses) on investments	2.57	3.18	(1.68)		0.26		1.10

Total from investment operations	2.65	3.20	(1.63)		0.34		1.13

Less Dividends and Distributions:
Dividends from net investment income	(0.02)	— (b)	(0.05)		(0.11)		—	(b)
Distributions from net realized gains	— (b)	—	—		—		—

Total dividends and distributions	(0.02)	0.00	(0.05)		(0.11)		0.00

Net Asset Value, end of period	$15.51	$12.88	$9.68		$11.36		$11.13

Total Investment Return(c)	20.69%	33.11%	(14.38)%		3.11%		11.33%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$393.3	$250.6	$99.2		$47.4		$6.1
Ratios to average net assets:
Expenses	0.96%	1.04%	1.05	%(e)	1.05	%(e)	1.05	%(d)(e)
Net investment income	0.69%	0.37%	0.69	%(e)	1.08	%(e)	1.79	%(d)(e)
Portfolio turnover rate	127%	90%	116%		89%		18	%(f)

(a)	Commencement of operations.

(b)	Less than $0.005 per share.

(c)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(d)	Annualized.

(e)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 1.10% and 0.64%, respectively, for the year ended December 31, 2002, 1.56% and 0.57%, respectively, for the year ended December 31, 2001 and 4.84% and (2.00)%, respectively, for the period ended December 31, 2000.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

D4

Financial Highlights

	SP Growth Asset Allocation Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$8.71	$6.84	$8.27	$9.52	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.06	0.04	0.06	0.09	0.03
Net realized and unrealized gains (losses) on investments	1.07	1.88	(1.49)	(1.21)	(0.49)

Total from investment operations	1.13	1.92	(1.43)	(1.12)	(0.46)

Less Dividends & Distributions:
Dividends from net investment income	(0.04)	(0.05)	—	(0.08)	(0.02)
Distributions from net realized gains	—	—	— (e)	(0.05)	—

Total dividends & distributions	(0.04)	(0.05)	—	(0.13)	(0.02)

Net Asset Value, end of period	$9.80	$8.71	$6.84	$8.27	$9.52

Total Investment Return(b)	13.05%	28.27%	(17.26)%	(11.77)%	(4.56)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$662.7	$326.7	$96.4	$46.8	$3.9
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05%	0.05	%(c)
Net investment income	0.94%	1.10%	1.12%	1.71%	2.95	%(c)
Portfolio turnover rate	53%	18%	24%	43%	39	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.005 per share.

	SP Large Cap Value Portfolio
	Year Ended December 31,							September 22, 2000(a) through December 31, 2000
	2004(g)	2003		2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.90	$7.81		$9.44		$10.44		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.16	0.09		0.08		0.09		0.04
Net realized and unrealized gains (losses) on investments	1.58	2.00		(1.62)		(0.99)		0.44

Total from investment operations	1.74	2.09		(1.54)		(0.90)		0.48

Less Dividends and Distributions:
Dividends from net investment income	(.08)	—		(0.09)		(0.10)		(0.04)
Distributions in excess of net investment income	—	—		—		—		—	(e)
Tax Return of Capital	—	—		—	(e)	—		—

Total dividends and distributions	(.08)	—		(0.09)		(0.10)		(0.04)

Net Asset Value, end of period	$11.56	$9.90		$7.81		$9.44		$10.44

Total Investment Return(b)	17.75%	26.76%		(16.37)%		(8.65)%		4.82%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$601.4	$72.9		$38.3		$23.7		$3.9
Ratios to average net assets:
Expenses	0.86%	0.90	%(d)	0.90	%(d)	0.90	%(d)	0.90	%(c)(d)
Net investment income	1.53%	1.32	%(d)	1.22	%(d)	1.18	%(d)	1.60	%(c)(d)
Portfolio turnover rate	77%	73%		96%		61%		13	%(f)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.11% and 1.11%, respectively, for the year ended December 31, 2003 and 1.31% and 0.81%, respectively, for the year ended December 31, 2002, 1.98% and 0.10%, respectively, for the year ended December 31, 2001 and 5.47% and (2.97)%, respectively, for the period ended December 31, 2000.

(e)	Less than $0.005 per share.

(f)	Not annualized.
(g)	Calculated based upon weighted average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

D5

Financial Highlights

	SP LSV International Value Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2004	2003(f)	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.67	$6.08	$7.35	$9.44	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.04	0.06	0.04	0.05	0.01
Net realized and unrealized gains (losses) on investments	1.17	1.58	(1.31)	(2.09)	(0.57)

Total from investment operations	1.21	1.64	(1.27)	(2.04)	(0.56)

Less Dividends:
Dividends from net investment income	(0.04)	(0.05)	—	(0.05)	—

Net Asset Value, end of period	$8.84	$7.67	$6.08	$7.35	$9.44

Total Investment Return(b)	15.80%	27.37%	(17.17)%	(22.07)%	(5.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$240.7	$119.9	$46.4	$24.7	$7.8
Ratios to average net assets:(e)
Expenses	1.10%	1.10%	1.10%	1.10%	1.10	%(c)
Net investment income	0.69%	0.89%	0.55%	0.61%	0.55	%(c)
Portfolio turnover rate	159%	87%	141%	155%	51	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.23% and 0.55%, respectively, for the year ended December 31, 2004, 1.30% and 0.69%, respectively, for the year ended December 31, 2003, 1.77% and (0.12)%, respectively, for the year ended December 31, 2002, 3.27% and (1.56)%, respectively, for the year ended December 31, 2001, and 4.21% and (2.56)%, respectively, for the period ended December 31, 2000.

(f)	Calculated based upon weighted average shares outstanding during the year.

	SP MFS Capital Opportunities Portfolio
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.33	$5.00	$7.01	$9.15		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.04	0.01	0.01	—	(f)	0.01
Net realized and unrealized gains (losses) on investments	0.74	1.33	(2.02)	(2.13)		(0.85)

Total from investment operations	0.78	1.34	(2.01)	(2.13)		(0.84)

Less Dividends:
Dividends from net investment income	(0.01)	(0.01)	—	(0.01)		(0.01)

Net Asset Value, end of period	$7.10	$6.33	$5.00	$7.01		$9.15

Total Return(b)	12.39%	26.80%	(28.67)%	(23.28)%		(8.39)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$27.8	$20.3	$9.3	$8.2		$4.3
Ratios to average net assets:(d)
Expenses	1.00%	1.00%	1.00%	1.00%		1.00	%(c)
Net investment income	0.64%	0.34%	0.16%	(—	)%(g)	0.40	%(c)
Portfolio turnover rate	66%	58%	143%	99%		25	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.45% and 0.19%, respectively, for the year ended December 31, 2004, 2.02% and (0.69)%, respectively, and 2.28% and (1.12)%, respectively, for the year ended December 31, 2002, for the year ended December 31, 2003, 3.04% and (2.04)%, respectively, for the year ended December 31, 2001 and 5.48% and (4.08)%, respectively and for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

(g)	Less than .005%.

SEE NOTES TO FINANCIAL STATEMENTS.

D6

Financial Highlights

	SP Mid-Cap Growth Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.73	$4.09	$7.62	$9.69	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.03)	(0.02)	(0.02)	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	1.15	1.66	(3.51)	(2.01)	(0.25)

Total from investment operations	1.12	1.64	(3.53)	(2.02)	(0.23)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.01)	(0.02)
Distributions from net realized gains	—	—	—	(0.04)	(0.06)

Total dividends and distributions	—	—	—	(0.05)	(0.08)

Net Asset Value, end of period	$6.85	$5.73	$4.09	$7.62	$9.69

Total Investment Return(b)	19.55%	40.10%	(46.33)%	(20.93)%	(2.26)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$107.5	$58.9	$18.3	$15.9	$5.6
Ratios to average net assets:(d)
Expenses	1.00%	1.00%	1.00%	1.00%	1.00	%(c)
Net investment income (loss)	(0.68)%	(0.73)%	(0.59)%	(0.20)%	1.16	%(c)
Portfolio turnover rate	79%	73%	255%	93%	27	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.07% and (0.75)%, respectively, for the year ended December 31, 2004, 1.34% and (1.07)%, respectively, for the year ended December 31, 2003, 1.68% and (1.27)%, respectively, for the year ended December 31, 2002, 2.11% and (1.31)%, respectively, for the year ended December 31, 2001 and 4.59% and (2.43)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

	SP PIMCO High Yield Portfolio
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.53	$9.17	$9.81	$10.02		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.69	0.65	0.64	0.59		0.17
Net realized and unrealized gains (losses) on investments	0.25	1.36	(0.64)	(0.21)		0.02

Total from investment operations	.94	2.01	—	0.38		0.19

Less Dividends and Distributions:
Dividends from net investment income	(0.70)	(0.65)	(0.64)	(0.59)		(0.16)
Distributions from net realized gains	(0.10)	—	—	—		(0.01)
Distributions in excess of net realized capital gains	—	—	—	—		—	(d)

Total dividends and distributions	(0.80)	(0.65)	(0.64)	(0.59)		(0.17)

Net Asset Value, end of period	$10.67	$10.53	$9.17	$9.81		$10.02

Total Investment Return(b)	9.32%	22.41%	0.15%	3.97%		1.94%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$312.5	$248.2	$112.2	$52.0		$8.0
Ratios to average net assets:
Expenses	0.68%	0.72%	0.82%	0.82	%(e)	0.82	%(c)(e)
Net investment income	6.68%	6.97%	7.79%	7.44	%(e)	7.78	%(c)(e)
Portfolio turnover rate	53%	74%	108%	105%		88	%(f)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Less than $0.005 per share.

(e)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 1.08% and 7.18%, respectively, for the year ended December 31, 2001 and 3.42% and 5.18%, respectively, for the period ended December 31, 2000.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

D7

Financial Highlights

	SP PIMCO Total Return Portfolio
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.54	$11.41	$10.70	$10.40		$10.00

Income From Investment Operations:
Net investment income	0.22	0.23	0.28	0.32		0.13
Net realized and unrealized gains on investments	0.36	0.43	0.71	0.57		0.39

Total from investment operations	0.58	0.66	0.99	0.89		0.52

Less Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.28)	(0.28)	(0.34)		(0.11)
Distributions from net realized gains	(0.21)	(0.25)	— (f)	(0.25)		(0.01)

Total dividends and distributions	(0.44)	(0.53)	(0.28)	(0.59)		(0.12)

Net Asset Value, end of period	$11.68	$11.54	$11.41	$10.70		$10.40

Total Investment Return(b)	5.28%	5.85%	9.39%	8.66%		5.18%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,099.0	$839.1	$471.7	$147.0		$10.7
Ratios to average net assets:
Expenses	0.65%	0.65%	0.67%	0.76	%(d)	0.76	%(c)(d)
Net investment income	2.01%	2.19%	3.02%	3.69	%(d)	5.94	%(c)(d)
Portfolio turnover rate	590%	656%	574%	718%		239	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 0.82% and 3.63%, respectively, for the year ended December 31, 2001 and 2.73% and 3.97%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,						September 22, 2000(a) through December 31, 2000
	2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.65	$4.68	$6.89		$8.38		$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.05)	(0.02)	(0.02)		(0.01)		0.01
Net realized and unrealized gains (losses) on investments	1.47	1.99	(2.19)		(1.48)		(1.62)

Total from investment operations	1.42	1.97	(2.21)		(1.49)		(1.61)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—		—		(0.01)
Distributions from net realized gains	— (f)	—	—		—		—

Total dividends and distributions	— (f)	—	—		—		(0.01)

Net Asset Value, end of period	$8.07	$6.65	$4.68		$6.89		$8.38

Total Investment Return(b)	21.39%	42.09%	(32.08)%		(17.78)%		(16.11)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$128.3	$170.0	$51.0		$31.2		$6.4
Ratios to average net assets:
Expenses	0.78%	0.80%	0.90	%(d)	0.90	%(d)	0.90	%(c)(d)
Net investment income (loss)	(0.53)%	(0.56)%	(0.48	)%(d)	(0.37	)%(d)	0.49	%(c)(d)
Portfolio turnover rate	212%	213%	299%		258%		82	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have 0.98% and (0.56)%, respectively, for the year ended December 31, 2002, 1.41% and (0.88)%, respectively, for the year ended December 31, 2001 and 4.26% and (2.87)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share

SEE NOTES TO FINANCIAL STATEMENTS.

D8

Financial Highlights

	SP Prudential U.S Emerging Growth Portfolio
	Class II
	Year Ended December 31,				July 9, 2001(a) through December 31, 2001
	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.58	$4.65	$6.88		$7.56

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.07)	(0.05)	(0.05)		(0.01)
Net realized and unrealized gains (losses) on investments	1.45	1.98	(2.18)		(0.67)

Total from investment operations	1.38	1.93	(2.23)		(0.68)

Less Distributions:
Distributions from net realized gains	— (f)	—	—		—

Total distributions	— (f)	—	—		—

Net Asset Value, end of period	$7.96	$6.58	$4.65		$6.88

Total Investment Return(b)	21.01%	41.51%	(32.41)%		(8.99)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$0.4	$0.3	$0.2		$0.2
Ratios to average net assets:
Expenses	1.18%	1.20%	1.30	%(c)	1.30	%(c)(d)
Net investment loss	(0.94)%	(0.97)%	(0.89	)%(c)	(0.87	)%(c)(d)
Portfolio turnover rate	212%	213%	299%		258	%(e)

(a)	Commencement of offering of Class II shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.38% and (0.95)%, respectively, for the year ended December 31, 2002, 1.81% and (1.38)%, respectively, for the period ended December 31, 2001.

(d)	Annualized.

(e)	Not annualized.

(f)	Less than $0.005 per share

	SP State Street Research Small Cap Growth Portfolio
	Year Ended December 31,							September 22, 2000(a) through December 31, 2000
	2004	2003		2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.52	$4.84		$6.94		$8.38		$10.00

Income (Loss) From Investment Operations:
Net investment loss	(0.03)	(0.03)		(0.03)		(0.02)		—	(f)
Net realized and unrealized gains (losses) on investments	(0.03)	1.71		(2.07)		(1.42)		(1.62)

Total from investment operations	(0.06)	1.68		(2.10)		(1.44)		(1.62)

Net Asset Value, end of period	$6.46	$6.52		$4.84		$6.94		$8.38

Total Investment Return(b)	(0.92)%	34.71%		(30.26)%		(17.18)%		(16.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$184.1	$35.0		$12.5		$8.4		$5.5
Ratios to average net assets:
Expenses	1.09%	1.15	%(d)	1.15	%(d)	1.15	%(d)	1.15	%(c)(d)
Net investment loss	(0.82)%	(0.72	)%(d)	(0.73	)%(d)	(0.28	)%(d)	(0.10	)%(c)(d)
Portfolio turnover rate	240%	122%		109%		83%		29	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.78% and (1.35)%, respectively for the year ended December 31, 2003, 2.30% and (1.89)%, respectively, for the year ended December 31, 2002, 2.84% and (1.97)%, respectively, for the year ended December 31, 2001 and 4.00% and (2.95)% respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

D9

Financial Highlights

	SP Strategic Partners Focused Growth Portfolio
	Class I				September 22, 2000(a)
	Year Ended December 31,				through December 31, 2000
	2004	2003	2002	2001(g)
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.33	$5.03	$6.73	$7.94	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	— (f)	(0.01)	(0.01)	(0.01)	—	(f)
Net realized and unrealized gains (losses) on investments	0.67	1.31	(1.69)	(1.20)	(2.06)

Total from investment operations	0.67	1.30	(1.70)	(1.21)	(2.06)

Net Asset Value, end of period	$7.00	$6.33	$5.03	$6.73	$7.94

Total Investment Return(b)	10.58%	25.84%	(25.26)%	(15.32)%	(20.47)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$30.1	$21.6	$10.8	$7.7	$5.9
Ratios to average net assets:(d)
Expenses	1.01%	1.01%	1.01%	1.01%	1.01	%(c)
Net investment income (loss)	(0.01)%	(0.28)%	(0.30)%	(0.16)%	0.18	%(c)
Portfolio turnover rate	84%	93%	62%	116%	37	%(e)

(a)	Commencement of offering of Class I shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.28% and (0.28)%, respectively, for the year ended December 31, 2004, 1.65% and (0.92)%, respectively, for the year ended December 31, 2003, 1.98% and (1.28)%, respectively for the year ended December 31, 2002, 2.61% and (1.76)%, respectively, for the year ended December 31, 2001 and 3.88% and (2.69)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share

(g)	Calculated based upon weighted average shares outstanding during the year.

	SP Strategic Partners Focused Growth Portfolio
	Class II
	Year Ended December 31,			January 12, 2001(a) through December 31, 2001(f)
	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.26	$4.99	$6.70	$8.43

Income (Loss) From Investment Operations:
Net investment loss	(0.01)	(0.03)	(0.02)	(0.03)
Net realized and unrealized gains (losses) on investments	0.63	1.30	(1.69)	(1.70)

Total from investment operations	0.62	1.27	(1.71)	(1.73)

Net Asset Value, end of period	$6.88	$6.26	$4.99	$6.70

Total Investment Return(b)	9.90%	25.45%	(25.52)%	(20.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$32.1	$14.3	$6.6	$2.0
Ratios to average net assets:(d)
Expenses	1.41%	1.41%	1.41%	1.41	%(c)
Net investment loss	(0.34)%	(0.68)%	(0.68)%	(0.58	)%(c)
Portfolio turnover rate	84%	93%	62%	116	%(e)

(a)	Commencement of offering of Class II shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.68% and (0.61)%, respectively, for the year ended December 31, 2004, 2.05% and (1.32)%, respectively, for the year ended December 31, 2003, 2.34% and (1.61)%, respectively, for the year ended December 31, 2002 and 3.01% and (2.18)%, respectively, for the period ended December 31, 2001.

(e)	Not annualized.

(f)	Calculated based upon weighted average shares outstanding during the period.

SEE NOTES TO FINANCIAL STATEMENTS.

D10

Financial Highlights

	SP Technology Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.77	$3.35	$5.71	$7.62	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.02)	(0.03)	(0.04)	(0.03)	0.01
Net realized and unrealized gains (losses) on investments	0.02	1.45	(2.32)	(1.88)	(2.38)

Total from investment operations	—	1.42	(2.36)	(1.91)	(2.37)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.01)
Distributions in excess of net investment income	—	—	—	—	—	(c)

Total dividends and distributions	—	—	—	—	(0.01)

Net Asset Value, end of period	$4.77	$4.77	$3.35	$5.71	$7.62

Total Investment Return(b)	0.00%	42.39%	(41.33)%	(25.07)%	(23.71)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$29.0	$20.0	$6.5	$7.7	$6.1
Ratios to average net assets:(f)
Expenses	1.30%	1.30%	1.30%	1.30%	1.30	%(d)
Net investment income (loss)	(0.53)%	(1.05)%	(1.10)%	(0.69)%	0.37	%(d)
Portfolio turnover rate	118%	88%	81%	47%	23	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)	Less than $0.005 per share.

(d)	Annualized.

(e)	Not annualized.

(f)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.79% and (1.02)%, respectively, for the year ended December 31, 2004, 2.56% and (2.31)%, respectively, for the year ended December 31, 2003, 3.00% and (2.81)%, respectively, for the year ended December 31, 2002, 3.16% and (2.53)%, respectively, for the year ended December 31, 2001 and 4.66% and (2.99)%, respectively, for the period ended December 31, 2000.

SEE NOTES TO FINANCIAL STATEMENTS.

D11

Financial Highlights

	SP William Blair International Growth Portfolio
	Class I
	Year Ended December 31,						September 22, 2000(a) through December 31, 2000
	2004	2003	2002		2001(f)
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.89	$4.22	$5.45		$8.50		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.02	0.01	0.01		0.02		0.01
Net realized and unrealized gains (losses) on investments	0.95	1.66	(1.24)		(3.05)		(1.51)

Total from investment operations	0.97	1.67	(1.23)		(3.03)		(1.50)

Less Dividends and Distributions:
Dividends from net investment income	(0.01)	—	—		—		—
Tax return of capital distributions	—	—	—		(0.02)		—

Total dividends and distributions	(0.01)	—	—		(0.02)		—

Net Asset Value, end of period	$6.85	$5.89	$4.22		$5.45		$8.50

Total Investment Return(b)	16.54%	39.57%	(22.57)%		(35.64)%		(15.00)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$249.1	$105.6	$34.9		$19.9		$7.6
Ratios to average net assets
Expenses	1.02%	1.15%	1.24	%(d)	1.24	%(d)	1.24	%(c)(d)
Net investment income	0.51%	0.56%	0.26	%(d)(g)	0.31	%(d)(g)	0.51	%(c)(d)
Portfolio turnover rate	137%	121%	108%		86%		12	%(e)

(a)	Commencement of offering of Class I shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investments returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 1.40% and 0.10%, respectively, for the year ended December 31, 2002 and 1.86% and (0.30)%, respectively, for the year ended December 31, 2001 and 3.44% and (1.69)%, respectively, for the year ended December 31, 2000.

(e)	Not annualized.

(f)	Calculated based upon weighted average shares outstanding during the year.

(g)	Includes custody fee credits of 0.02% and 0.12% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment income would have been 0.24% and 0.19%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

SEE NOTES TO FINANCIAL STATEMENTS.

D12

Financial Highlights

	SP William Blair International Growth Portfolio
	Class II
	Year Ended December 31,						October 4, 2000(a) through December 31, 2000
	2004	2003	2002		2001(g)
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.83	$4.19	$5.43		$8.48		$9.79

Income (Loss) From Investment Operations:
Net investment income	0.01	0.01	—	(f)	—	(f)	—	(f)
Net realized and unrealized gains (losses) on investments	0.93	1.63	(1.24)		(3.04)		(1.31)

Total from investment operations	0.94	1.64	(1.24)		(3.04)		(1.31)

Less Distributions:
Tax return of capital distributions	—	—	—		(0.01)		—

Net Asset Value, end of period	$6.77	$5.83	$4.19		$5.43		$8.48

Total Investment Return(b)	16.12%	39.14%	(22.84)%		(35.92)%		(13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$139.0	$113.6	$23.6		$14.9		$2.7
Ratios to average net assets:
Expenses	1.42%	1.54%	1.64	%(d)	1.64	%(d)	1.64	%(c)(d)
Net investment income (loss)	0.21%	0.04%	(0.11	)%(d)(h)	(0.03	)%(d)(h)	—	%(c)(d)
Portfolio turnover rate	137%	121%	108%		86%		12	%(e)

(a)	Commencement of offering of Class II shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.80% and (0.26)%, respectively, for the year ended December 31, 2002 and 2.26% and (0.66)%, respectively, for the year ended December 31, 2001 and 3.84% and (2.20)%, respectively, for the year ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

(g)	Calculated based upon weighted average shares outstanding during the year.

(h)	Includes custody fee credits of 0.02% and 0.13% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment loss would have been (0.13)% and (0.16)%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

SEE NOTES TO FINANCIAL STATEMENTS.

D13

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Prudential Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities of The Prudential Series Fund, Inc., (comprised of SP Aggressive Growth Asset Allocation Portfolio, SP AIM Aggressive Growth Portfolio, SP AIM Core Equity Portfolio, SP Alliance Large Cap Growth Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Davis Value Portfolio, SP Goldman Sachs Small Cap Value Portfolio, SP Growth Asset Allocation Portfolio, SP Large Cap Value Portfolio, SP LSV International Value Portfolio, SP MFS Capital Opportunities Portfolio, SP MFS Mid Cap Growth Portfolio, SP PIMCO High Yield Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP State Street Research Small Cap Growth Portfolio, SP Strategic Partners Focused Growth Portfolio, SP Technology Portfolio and SP William Blair International Growth Portfolio) (hereafter referred to as the “Fund”), including the portfolios of investments, as of December 31, 2004, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended December 31, 2003 and the financial highlights for the periods presented prior to December 31, 2004, were audited by another independent registered public accounting firm, whose report dated, February 13, 2004, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2005

E1

Tax Information

(Unaudited)

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 2004) as to the federal tax status of dividends paid by the Series Fund during such fiscal year. Accordingly, we are advising you that in 2004, the Series Fund paid dividends as follows:

	Ordinary Dividends	Long-Term Capital Gains	Total Distributions
SP Aggressive Growth Asset Allocation Portfolio	$0.005	—	$0.005
SP AIM Aggressive Growth Portfolio	—	—	—
SP AIM Core Equity Portfolio	0.034	—	0.034
SP Alliance Large Cap Growth Portfolio	—	—	—
SP Balanced Asset Allocation Portfolio	0.085	$0.007	0.092
SP Conservative Asset Allocation Portfolio	0.179	0.010	0.189
SP Davis Value Portfolio	0.043	—	0.043
SP Goldman Sachs Small Cap Value Portfolio	0.025	0.004	0.029
SP Growth Asset Allocation Portfolio	0.042	—	0.042
SP Large Cap Value Portfolio	0.084	—	0.084
SP LSV International Value Portfolio	0.037	—	0.037
SP MFS Capital Opportunities Portfolio	0.013	—	0.013
SP Mid Cap Growth Portfolio	—	—	—
SP PIMCO High Yield Portfolio	0.769	0.028	0.797
SP PIMCO Total Return Portfolio	0.299	0.140	0.439
SP Prudential U.S. Emerging Growth Portfolio (Class I)	—	0.002	0.002
SP Prudential U.S. Emerging Growth Portfolio (Class II)	—	0.002	0.002
SP State Street Research Small Cap Growth Portfolio	—	—	—
SP Strategic Partners Focused Growth Portfolio (Class I)	—	—	—
SP Strategic Partners Focused Growth Portfolio (Class II)	—	—	—
SP Technology Portfolio	—	—	—
SP William Blair International Growth Portfolio (Class I)	0.013	—	0.013
SP William Blair International Growth Portfolio (Class II)	—	—	—

Pursuant to Section 854 of the Internal Revenue Code, the following percentages of distributions from ordinary income for the year ended December 31, 2004 have been designated as being eligible for the dividends received deduction available to corporate shareholders:

Corporate Dividend Received Deduction
SP Aggressive Growth Asset Allocation Portfolio	100%
SP AIM Core Equity Portfolio	100%
SP Balanced Asset Allocation Portfolio	100%
SP Conservative Asset Allocation Portfolio	90%
SP Davis Value Portfolio	100%
SP Goldman Sachs Small Cap Value Portfolio	100%
SP Growth Asset Allocation Portfolio	100%
SP Large Cap Value Portfolio	100%
SP MFS Capital Opportunities Portfolio	100%
SP William Blair International Growth Portfolio	100%

E2

This report contains financial information about certain investment choices that may be available on the variable life insurance and variable annuity contracts listed below. You may receive additional reports and should refer to your variable life insurance or variable annuity contract prospectus to determine which portfolios are available to you.

VARIABLE LIFE INSURANCE

■	Prudential’s Survivorship Preferred®
■	Prudential’s Variable Universal Life
■	Pruco Life’s Variable Universal Life®
■	Pruco Life’s Survivorship Variable Universal Life
■	Pruco Life of New Jersey’s Survivorship Variable Universal Life
■	Pruco Life’s PruLife® Custom Premier
■	Pruco Life of New Jersey’s PruLife® Custom Premier
■	Pruco Life’s PruSelectSM III
■	Pruco Life of New Jersey’s PruSelectSM III
■	Pruco Life’s Magnastar
■	Pruco Life’s MPremier VUL

VARIABLE ANNUITIES

■	Pruco Life’s Discovery Select®
■	Pruco Life of New Jersey’s Discovery Select®
■	Pruco Life’s Discovery Choice®
■	Pruco Life of New Jersey’s Discovery Choice®
■	Pruco Life’s Strategic Partners Annuity One
■	Pruco Life of New Jersey’s Strategic Partners Annuity One
■	Pruco Life’s Strategic Partners Select
■	Pruco Life of New Jersey’s Strategic Partners Select
■	Pruco Life’s Strategic Partners Advisor
■	Pruco Life of New Jersey’s Strategic Partners Advisor
■	Pruco Life’s Strategic Partners FlexElite
■	Pruco Life of New Jersey’s Strategic Partners FlexElite
■	Pruco Life’s Strategic Partners Plus
■	Pruco Life of New Jersey’s Strategic Partners Plus

Variable life insurance is distributed by Pruco Securities LLC, member SIPC, 751 Broad Street, Newark, NJ 07102-3777. Variable annuities are distributed through Prudential Investment Management Services LLC (PIMS), member SIPC, Gateway Center Three, 14th Floor, Newark, NJ 07102-4077. Variable life insurance and variable annuities are issued by The Prudential Insurance Company of America, Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey. All are Prudential Financial companies. Each is solely responsible for its own financial condition and contractual obligations. Guarantees are based on the claims-paying ability of the issuing Company.

Variable Contracts:	ARE NOT FDIC INSURED	ARE NOT BANK GUARANTEED	MAY LOSE VALUE

The 2004 Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America will be available commencing April 30, 2005. You may call (888) 778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (“householding”) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877) 778-5008, you can revoke or “opt out” of householding at any time.

Prudential Financial and the Rock logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

[LOGO] Prudential Financial

PO Box 7478

Philadelphia, PA 19101-7478

Presorted

Standard

U.S. Postage

PAID

IFS-2005-A094682    PSF-AR-B    Ed. 01/31/2005

ANNUAL REPORT

DECEMBER 31, 2004

The Prudential Series Fund, Inc.

■	Diversified Conservative Growth Portfolio

■	Jennison 20/20 Focus Portfolio

The Prudential Insurance Company of America

751 Broad Street, Newark, NJ 07102-3777

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

213 Washington Street, Newark, NJ 07102-2992

Pruco Life Insurance Company is not licensed to do business in New York.

IFS-2005-A094687

T

his report is one of several that provide financial information about certain investment choices available on variable life insurance and variable annuity contracts. Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable life insurance or variable annuity contract prospectus to determine which portfolios are available to you. A list of the variable contracts that this report supports is located on the inside back cover.

This report must be preceded or accompanied by the current Monthly Performance Review (MPR) for the applicable product and the current prospectuses for the Prudential Series Fund portfolios and the applicable variable life or annuity contract. The prospectuses contains information on the investment objectives, risks, and charges and expenses and should be read carefully.

The contract’s prospectus contains hypothetical performance illustrations that show the effect of various assumptions regarding the cost of insurance protection. You may also obtain a personalized illustration of historical performance that reflects the cost of your policy’s insurance protection. The MPR shows historical investment performance after the deduction of investment management fees, investment-related expenses, and the product’s mortality and expense risk charges. For variable life insurance products, additional contract charges include the cost of insurance, administrative, sales, and any applicable withdrawal or surrender charges, which will reduce the rates of return shown. For variable annuity products, returns are net of all contract charges, including applicable surrender or withdrawal charges.

DISCOVER THE BENEFITS OF E-DELIVERY

■	Eliminate receiving printed reports.

■	View documents on-line as they become available.

■	Download and store e-reports on your PC.

■	Help the environment by using less paper.

To receive your semiannual/annual reports on-line, go to www.icsdelivery.com/prudential and enroll. Instead of receiving printed reports, you will receive notification via e-mail when new materials are available for your review. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request. Owners of variable annuity contracts should call 888-778-2888 and owners of variable life insurance contracts should call 800-778-2255 to obtain descriptions of the Fund’s proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31, 2004 is available on the website of the Commission at www.sec.gov and on the Fund’s website at www.irrc.com/prudential.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call 800-SEC-0330. Form N-Q is also available on the Fund’s website at www.prudential.com or by calling the telephone numbers referenced above.

The Prudential Series Fund, Inc.

Annual Report

DECEMBER 31, 2004

Letter to Contract Owners

■	THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

Diversified Conservative Growth Portfolio

Jennison 20/20 Focus Portfolio

■	FINANCIAL REPORTS

A1 Financial Statements

B1 Schedule of Investments

C1 Notes to Financial Statements

D1 Financial Highlights

E1 Report of Independent Registered Accounting Firm

F1 Management of The Prudential Series Fund, Inc.

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

Diversified Conservative Growth Portfolio

■	MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.; EARNEST PARTNERS, LLC; RS INVESTMENTS; JENNISON ASSOCIATES LLC; and PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	Performance Summary - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	5-Year	Since Inception
Diversified Conservative Growth Portfolio	9.56%	5.44%	5.89%
S&P 500 Index[1]	10.87%	-2.30%	-0.21%
Diversified Conservative Growth Custom Blended Index[1]	9.10%	4.89%	5.05%
Lipper (VIP) Income Funds Average[1]	8.47%	4.60%	4.10%

Diversified Conservative Growth Portfolio inception date: 5/3/1999.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change. Small and mid-size companies may have limited marketability, and may be subject to more erratic or abrupt market movements than large-cap stocks.

	Portfolio	SP500
04/30/1999	10,000.0000	10,000.00
06/30/1999	10,060.0000	10,304.53
12/31/1999	10,609.4535	11,099.32
06/30/2000	10,842.8325	11,051.96
12/31/2000	11,011.0723	10,089.08
06/30/2001	11,044.8204	9,413.83
12/31/2001	11,176.8790	8,890.90
06/30/2002	10,621.1755	7,721.66
12/31/2002	10,383.3880	6,926.69
06/30/2003	11,469.9471	7,740.70
12/31/2003	12,622.8848	8,912.38
06/30/2004	12,922.6295	9,219.12
12/31/2004	13,829.9109	9,881.52

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the Diversified Conservative Growth Portfolio had a total return of 9.56%, compared with a return of 10.87% for the unmanaged S&P 500 Index, 4.34% for the unmanaged Lehman Brothers Aggregate Bond Index, 9.10% for the Diversified Conservative Customized Blend index, and 8.47% for the Lipper (VIP) Income Funds Average.

All of the Portfolio’s segments posted positive returns in 2004. Nonetheless, asset allocation proved to be a dominant factor in determining the Portfolio return because small caps and international stocks significantly outperformed stocks of larger U.S. companies. What’s more, value stocks outperformed growth stocks in both domestic and foreign markets, in large-caps and small-cap stocks. Stocks had a strong year. Analysts estimated that the earnings of companies in the S&P 500 Index grew more than 19% over 2003, driving share prices up. Bonds performed better than had been expected, particularly high-yield bonds. High-yield bonds are issued by companies whose lower credit ratings require them to pay higher interest rates. Investors turned to them in search of a better return in the generally low-yield environment. They also benefited from the strong global economy, which reduced the premium that less credit-worthy companies had to pay and so increased the value of their bonds.

Effective August 1, 2004 the Portfolio’s high yield exposure was reduced from 20% of assets to 12.5%. The additional yields on high yield bonds over investment grade bonds have narrowed significantly. The asset allocation adviser decided that they no longer offered a sufficient premium to warrant the potential risk to capital value should investors once again require a higher premium. This decision detracted from performance in 2004 as the sector continued to outperform. However, it also reduced the risk of the bond holdings. The decision to overweight large cap value versus large cap growth stocks had a positive impact on returns.

The large cap growth segment managed by Jennison and the core fixed income segment managed by PIMCO were the top contributors to relative performance. Jennison’s strong relative performance was driven by security selection. PIMCO outperformed, despite being underweight in the better-performing corporate and mortgage-backed sectors, primarily through emphasizing German government bonds instead of U.S. Treasury bonds.”

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

Jennison 20/20 Focus Portfolio

■	MANAGED BY: JENNISON ASSOCIATES LLC

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted

■	PERFORMANCE SUMMARY* - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	5-Year	Since Inception
Jennison 20/20 Focus Portfolio: Class 1	15.94%	1.77%	4.71%
Jennison 20/20 Focus Portfolio: Class II	15.38%	N/A	2.32%
S&P 500 Index[1]	10.87%	-2.30%	-0.21%
Russell 1000 Index[1]	11.40%	-1.76%	0.35%
Lipper (VIP) Large-Cap Core Funds Average	8.59%	-2.88%	-0.62%
Lipper (VIP) Multi-Cap Core Funds Average	12.06%	0.04%	2.29%

Class I inception date: 5/3/1999. Class II inception date: 2/15/2000. Although Lipper classifies the Portfolio in the Multi-Cap Core Funds Average, the returns for the Large-Cap Core Funds Average are also shown because management of the portfolios in the Large-Cap Core funds Average is more consistent with the management of the Portfolio.

The Portfolio is not diversified and may not be appropriate for all investors. Investment in a nondiversified portfolio involves greater risks than a diversified investment, because a loss resulting from a particular security will have a greater impact on the Portfolio’s overall return. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio’s performance.

	Portfolio	SP500
04/30/1999	10,000.0000	10,000.00
06/30/1999	10,550.0000	10,304.53
12/31/1999	11,894.5189	11,099.32
06/30/2000	11,239.8369	11,051.96
12/31/2000	11,251.4807	10,089.08
06/30/2001	11,545.3065	9,413.83
12/31/2001	11,137.9247	8,890.90
06/30/2002	9,842.9312	7,721.66
12/31/2002	8,660.9427	6,926.69
06/30/2003	9,499.9304	7,740.70
12/31/2003	11,198.5935	8,912.38
06/30/2004	11,902.1659	9,219.12
12/31/2004	12,983.2269	9,881.52

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the Jennison 20/20 Focus Portfolio (Class I) had a total return of 15.94%, compared with the return of 10.87% for the unmanaged S&P 500 Index, 11.40% for the unmanaged Russell 1000 Index, 8.59% for the Lipper (VIP) Large-Cap Core Funds Average, and 12.06% for the Lipper (VIP) Multi-Cap Core Funds Average.

The growth segment of the Portfolio solidly outperformed both the Russell 1000 Growth and S&P 500 Indexes. The consumer discretionary and information technology sectors bolstered total return and outperformed the corresponding sectors of the Russell 1000 Growth Index. Holdings in all sectors posted positive total returns and none detracted from relative return more than marginally. Although holdings in technology spanned the performance spectrum, the positive contribution to overall performance far outweighed the negative. The top contributor was Apple Computer. The largest detractors were Texas Instruments and Intel, which were not able to escape the semiconductor downdraft. Consumer discretionary holdings eBay and Starbucks were strong performers. The value segment of the Portfolio solidly outperformed both the Russell 1000 Value and S&P 500 Indexes. The energy and utilities sectors made the strongest contribution to absolute return and outpaced corresponding sectors of the Russell 1000 Value Index. Only the consumer staples sector detracted from total return and relative performance. TXU was the segment’s top performer. Its new CEO John Wilder led a dramatic corporate restructuring that had a greater impact on earnings than even the most bullish analysts expected. Oil and natural gas supply constraints coupled with rising demand pushed up oil prices. This is bullish news for energy holdings such as Schlumberger and Smith International, which support the search for new resources. Consumer staples holdings Kroger and Altria hurt performance. We believe Kroger’s fundamentals remain on track. We sold Altria from the segment.”

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I).
**	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-l and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.
[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

Fees and Expenses (unaudited)

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2004 through December 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

Prudential Series Fund Portfolios		Beginning Portfolio Value July 1, 2004	Ending Portfolio Value December 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Diversified Conservative Growth Portfolio (Class I)	Actual	$1,000	$1,070	0.99%	$5.15
	Hypothetical	$1,000	$1,020	0.99%	$5.03

Jennison 20/20 Focus (Class I)	Actual	$1,000	$1,091	0.88%	$4.63
	Hypothetical	$1,000	$1,021	0.88%	$4.47

Jennison 20/20 Focus (Class II)	Actual	$1,000	$1,088	1.28%	$6.72
	Hypothetical	$1,000	$1,019	1.28%	$6.50

*	Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2004, and divided by the 366 days in the Fund’s fiscal year ended December 31, 2004 (to reflect the six-month period).

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value (cost $155,668,946)	$172,940,844
Foreign currency, at value (cost $427,040)	437,608
Cash	54,659
Receivable for investments sold	15,843,990
Dividends and interest receivable	1,242,611
Premium for swaps purchased	63,143
Unrealized appreciation on swaps	60,713
Due from broker—variation margin	37,299
Interest receivable on swap agreements	5,324
Unrealized appreciation on forward foreign currency contracts	4,145
Prepaid expenses	2,970

Total Assets	190,693,306

LIABILITIES
Investments sold short, at value (proceeds received $12,092,228)	12,149,782
Payable for investments purchased	10,489,423
Unrealized depreciation on swaps	411,186
Premium for swap written	179,858
Interest payable on investments sold short	148,719
Management fee payable	105,973
Accrued expenses and other liabilities	131,499
Outstanding options written (premium received $99,789)	47,980
Payable for capital stock repurchased	28,417
Unrealized depreciation on forward foreign currency contracts	16,649
Interest payable on swap agreements	11,209
Deferred directors’ fees	3,763

Total Liabilities	23,724,458

NET ASSETS	$166,968,848

Net assets were comprised of:
Common stock, at $0.01 par value	$147,999
Paid-in capital in excess of par	153,357,595

153,505,594
Undistributed net investment income	4,757,403
Accumulated net realized loss on investments and foreign currencies	(8,168,198)
Net unrealized appreciation on investments and foreign currencies	16,874,049

Net assets, December 31, 2004	$166,968,848

Net asset value and redemption price per share, $166,968,848 / 14,799,942 outstanding shares of common stock (authorized 100,000,000 shares)	$11.28

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Interest	$4,506,459
Dividends (net of $14,080 foreign withholding tax)	949,094

5,455,553

EXPENSES
Investment advisory fee	1,251,800
Custodian’s fees and expenses	277,000
Shareholders’ reports	51,000
Audit fee	16,000
Directors’ fees	11,000
Legal fees and expenses	7,000
Interest expense—short sales	4,349
Insurance expenses	3,600
Commitment fee on syndicated credit agreement	2,000
Transfer agent’s fees and expenses	400
Miscellaneous	4,355

Total expenses	1,628,504
Less: custodian fee credit	(1,135)

Net expenses	1,627,369

NET INVESTMENT INCOME	3,828,184

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	9,657,161
Options written	189,071
Futures transactions	862,387
Foreign currency transactions	(181,207)
Short Sales	(390,337)
Swaps	657,717

10,794,792

Net change in unrealized appreciation (depreciation) on:
Investments	1,112,182
Options written	(85,144)
Futures	(273,484)
Foreign currencies	13,575
Short Sales	1,245
Swaps	(325,675)

442,699

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	11,237,491

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,065,675

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$3,828,184	$4,665,937
Net realized gain on investments and foreign currencies	10,794,792	4,928,357
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	442,699	21,480,746

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	15,065,675	31,075,040

DIVIDENDS:
Dividends from net investment income	(5,196,232)	(7,087,093)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [327,219 and 419,429 shares, respectively]	3,465,420	4,040,815
Capital stock issued in reinvestment of dividends [495,351 and 802,615 shares, respectively]	5,196,232	7,087,093
Capital stock repurchased [1,979,656 and 2,386,946 shares, respectively]	(21,115,512)	(22,629,143)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(12,453,860)	(11,501,235)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,584,417)	12,486,712
NET ASSETS:
Beginning of year	169,553,265	157,066,553

End of year (a)	$166,968,848	$169,553,265

(a) Includes undistributed net investment income of:	$4,757,403	$5,113,671

SEE NOTES TO FINANCIAL STATEMENTS.

A1

JENNISON 20/20 FOCUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value (cost $141,327,752)	$170,411,156
Receivable for capital stock sold	221,898
Dividends and interest receivable	136,169
Receivable for investments sold	31,593
Prepaid expenses	2,344

Total Assets	170,803,160

LIABILITIES
Payable for investments purchased	1,024,516
Payable for capital stock repurchased	158,392
Management fee payable	104,262
Accrued expenses and other liabilities	38,627
Distribution fee payable	20,471
Administration fee payable	12,283

Total Liabilities	1,358,551

NET ASSETS	$169,444,609

Net assets were comprised of:
Common stock, at $0.01 par value	$137,905
Paid-in capital in excess of par	149,205,056

149,342,961
Undistributed net investment income	177,132
Accumulated net realized loss on investments	(9,159,056)
Net unrealized appreciation on investments	29,083,572

Net assets, December 31, 2004	$169,444,609

Class I:
Net asset value and redemption price per share, $68,423,989 / 5,532,189 outstanding shares of common stock (authorized 100,000,000 shares)	$12.37

Class II:
Net asset value and redemption price per share, $101,020,620 / 8,258,268 outstanding shares of common stock (authorized 50,000,000 shares)	$12.23

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $11,427 foreign withholding tax)	$1,598,334
Interest	1,841

1,600,175

EXPENSES
Management fee	981,790
Distribution fee—Class II	166,811
Administration fee—Class II	100,087
Custodian’s fees and expenses	114,000
Shareholders’ reports	16,000
Audit fee	15,000
Directors’ fees	11,000
Legal fees and expenses	9,000
Commitment fee on syndicated credit agreement	1,200
Transfer agent’s fees and expenses	1,000
Miscellaneous	7,191

Total expenses	1,423,079
Loan interest expense (Note 8)	233
Less: custodian fee credit	(176)

Net expenses	1,423,136

NET INVESTMENT INCOME	177,039

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investments	7,084,279
Foreign currency transactions	93

7,084,372

Net change in unrealized appreciation (depreciation) on:
Investments	13,589,213
Foreign currencies	168

13,589,381

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	20,673,753

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,850,792

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$177,039	$61,682
Net realized gain on investments and foreign currencies	7,084,372	528,786
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	13,589,381	20,042,662

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	20,850,792	20,633,130

DIVIDENDS:
Dividends from net investment income
Class I	(61,682)	(127,802)
Class II	—	—

TOTAL DIVIDENDS	(61,682)	(127,802)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [5,902,529 and 3,119,135 shares, respectively]	65,018,127	29,245,787
Capital stock issued in reinvestment of dividends [5,765 and 15,798 shares, respectively]	61,682	127,802
Capital stock repurchased [1,901,064 and 1,161,738 shares, respectively]	(20,614,630)	(10,306,439)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	44,465,179	19,067,150

TOTAL INCREASE IN NET ASSETS	65,254,289	39,572,478
NET ASSETS:
Beginning of year	104,190,320	64,617,842

End of year (a)	$169,444,609	$104,190,320

(a) Includes undistributed net investment income of:	$177,132	$61,682

SEE NOTES TO FINANCIAL STATEMENTS.

A2

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 86.1%		Value (Note 2)
COMMON STOCKS — 40.2%	Shares
Aerospace & Defense — 0.6%
Applied Signal Technology, Inc.	2,120	$74,730
ARGON ST, Inc.(a)	300	10,635
DRS Technologies, Inc.(a)	1,950	83,285
Engineered Support Systems, Inc.	1,460	86,461
Lockheed Martin Corp.	6,100	338,855
Moog, Inc. (Class “A” Stock)(a)	2,850	129,247
Northrop Grumman Corp.	4,400	239,184

		962,397

Air Freight & Couriers
Forward Air Corp.(a)	1,430	63,921

Air Freight & Logistics — 0.2%
United Parcel Service, Inc. (Class “B” Stock)	4,900	418,754

Auto Components
IMPCO Technologies, Inc.(a)	500	3,775

Automobiles — 0.1%
Winnebago Industries, Inc.	2,200	85,932

Banks — 0.1%
Signature Bank(a)	2,250	72,810
Southwest Bancorp of Texas, Inc.	2,930	68,240

		141,050

Biotechnology — 1.5%
Alexion Pharmaceuticals, Inc.(a)	3,430	86,436
Amgen, Inc.(a)	8,500	545,275
Connetics Corp.(a)	3,280	79,671
Genentech, Inc.(a)	10,600	577,064
Gilead Sciences, Inc.(a)	11,400	398,886
MedImmune, Inc.(a)	11,100	300,921
Nabi Biopharmaceuticals(a)	11,296	165,487
QLT, Inc. (Canada)(a)	5,680	91,334
Rigel Pharmaceuticals, Inc.(a)	2,500	61,050
Serologicals Corp.(a)	5,300	117,236
VaxGen, Inc.(a)	2,450	41,650

		2,465,010

Building Products — 0.1%
Watsco, Inc.	3,400	119,748

Capital Markets — 1.6%
Bank of New York Co., Inc.	14,700	491,274
Charles Schwab Corp.(The)	12,600	150,696
Goldman Sachs Group, Inc.	4,000	416,160
Lehman Brothers Holdings, Inc.	5,500	481,140
Mellon Financial Corp.	7,100	220,881
Merrill Lynch & Co., Inc.	14,900	890,573

		2,650,724

Chemicals — 0.5%
E.I. du Pont de Nemours & Co.	6,100	299,205
Mosaic Co.(The)(a)	19,000	310,080
Scotts Co.(The) (Class “A” Stock)(a)	1,400	102,928
Valspar Corp.(The)	1,700	85,017

		797,230

Commercial Banks — 0.7%
Accredited Home Lenders Holding Co.(a)	3,000	149,040
Astoria Financial Corp.	2,400	95,928

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Commercial Banks (cont’d.)
Bank of America Corp.	12,084	$567,827
BankUnited Financial Corp. (Class “A” Stock)(a)	5,400	172,530
Hibernia Corp. (Class “A” Stock)	1,300	38,363
Nara Bancorp, Inc.	3,900	82,953
PrivateBankcorp, Inc.	1,660	53,502

		1,160,143

Commercial Services & Supplies — 1.1%
Administaff, Inc.(a)	5,300	66,833
Allied Waste Industries, Inc.(a)	7,100	65,888
Cendant Corp.	12,100	282,898
Chemed Corp.	1,800	120,798
Global Payments, Inc.	2,400	140,496
Kelly Services, Inc. (Class “A” Stock)	2,300	69,414
Kforce, Inc.(a)	9,010	100,011
Knoll, Inc.(a)	3,150	55,125
Laureate Education, Inc.(a)	1,970	86,857
Marlin Business Services, Inc.(a)	3,310	62,890
Navigant Consulting, Inc.(a)	3,220	85,652
Paychex, Inc.	4,300	146,544
Providence Service Corp.(a)	3,940	82,622
Republic Services, Inc.	3,400	114,036
Waste Management, Inc.	11,500	344,310

		1,824,374

Communications Equipment — 1.0%
Cisco Systems, Inc.(a)	19,600	378,280
Harmonic, Inc.(a)	8,300	69,222
Nortel Networks Corp. (Canada)(a)	67,900	236,971
Novatel Wireless, Inc.(a)	2,930	56,784
QUALCOMM, Inc.	13,100	555,440
Research In Motion, Ltd. (Canada)(a)	4,400	362,648
Symmetricom, Inc.(a)	7,130	69,232

		1,728,577

Computers & Peripherals — 1.2%
Apple Computer, Inc.(a)	8,700	560,280
Dell, Inc.(a)	14,100	594,174
Hewlett-Packard Co.	8,855	185,689
International Business Machines Corp. (IBM)	3,400	335,172
Lexmark International, Inc.(a)	2,400	204,000
M-Systems Flash Disk Pioneers, Ltd. (Israel)(a)	3,690	72,767
Mercury Computer Systems, Inc.(a)	2,660	78,949

		2,031,031

Consumer Finance — 0.6%
American Express Co.	14,500	817,365
MBNA Corp.	9,100	256,529

		1,073,894

Distributors
Beacon Roofing Supply, Inc.(a)	4,040	80,234

Diversified Financial Services — 1.8%
AmeriCredit Corp.(a)	8,800	215,160
Citigroup, Inc.	15,200	732,336
Eaton Vance Corp.	3,300	172,095
EZCORP, Inc.(a)	4,780	73,660

SEE NOTES TO FINANCIAL STATEMENTS.

B1

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Diversified Financial Services (cont’d.)
J.P. Morgan Chase & Co.	25,700	$1,002,557
Jeffries Group, Inc.	4,600	185,288
Principal Financial Group, Inc.	9,600	393,024
Raymond James Financial, Inc.	4,650	144,057
Student Loan Corp.	400	73,600

		2,991,777

Diversified Telecommunication Services — 0.6%
ALLTEL Corp.	4,400	258,544
SBC Communications, Inc.	19,300	497,361
Verizon Communications, Inc.	5,700	230,907

		986,812

Electric Utilities — 0.9%
E.ON AG, ADR (Germany)	2,100	191,100
Exelon Corp.	6,700	295,269
PG&E Corp.(a)	11,500	382,720
PNM Resources, Inc.	4,300	108,747
TXU Corp.	8,900	574,584

		1,552,420

Electronic Equipment & Instruments — 0.8%
Agilent Technologies, Inc.(a)	24,500	590,450
Artesyn Technologies, Inc.(a)	8,100	91,530
BEI Technologies, Inc.	2,380	73,494
Checkpoint Systems, Inc.(a)	7,800	140,790
FARO Technologies, Inc.(a)	1,800	56,124
FLIR Systems, Inc.(a)	4,800	306,192
Sanmina-SCI Corp.(a)	11,000	93,170

		1,351,750

Energy Equipment & Services — 1.4%
Cal Dive International, Inc.(a)	1,780	72,535
ENSCO International, Inc.	3,400	107,916
GlobalSantaFe Corp.	12,100	400,631
Grey Wolf, Inc.(a)	14,800	77,996
Halliburton Co.	7,700	302,148
Key Energy Services, Inc.(a)	5,550	65,490
Maverick Tube Corp.(a)	2,170	65,751
Oil States International, Inc.(a)	3,930	75,810
Patterson-UTI Energy, Inc.	5,440	105,808
Schlumberger, Ltd.	13,700	917,215
Superior Energy Services, Inc.(a)	5,150	79,361
Unit Corp.(a)	1,950	74,510

		2,345,171

Food Products — 0.3%
Cadbury Schweppes PLC (United Kingdom)	24,200	225,339
Cadbury Schweppes PLC, ADR (United Kingdom)	7,200	271,440

		496,779

Food & Staples Retailing — 0.8%
Costco Wholesale Corp.	5,200	251,732
Kroger Co. (The)(a)	29,700	520,938
Whole Foods Market, Inc.	5,800	553,030

		1,325,700

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Gas Utilities — 0.1%
ONEOK, Inc.	3,900	$110,838

Health Care Equipment & Supplies — 0.8%
Abaxis, Inc.(a)	5,100	73,899
Advanced Neuromodulation Systems, Inc.(a)	1,700	67,082
Alcon, Inc.	3,500	282,100
Closure Medical Corp.(a)	4,300	83,850
Cooper Cos., Inc. (The)	3,600	254,124
Encore Medical Corp.(a)	12,700	86,233
Intuitive Surgical, Inc.(a)	980	39,220
Laserscope(a)	1,670	59,970
Lifeline Systems, Inc.(a)	3,650	94,024
Orthovita, Inc.(a)	16,150	67,669
PolyMedica Corp.	2,370	88,377
Spectranetics Corp. (The)(a)	14,500	81,504

		1,278,052

Health Care Providers & Services — 1.8%
Accredo Health, Inc.(a)	4,500	124,740
America Service Group, Inc.(a)	3,585	95,970
American Healthways, Inc.(a)	4,700	155,288
Caremark Rx, Inc.(a)	9,200	362,756
CIGNA Corp.	5,100	416,007
Covance, Inc.(a)	4,400	170,500
Express Scripts, Inc.(a)	5,800	443,352
Kindred Healthcare, Inc.(a)	2,650	79,367
LabOne, Inc.(a)	3,620	115,985
Medco Health Solutions, Inc.(a)	5,616	233,626
Pharmaceutical Product Development, Inc.(a)	5,000	206,450
UnitedHealth Group, Inc.	3,100	272,893
WellPoint, Inc.(a)	2,700	310,500

		2,987,434

Hotels, Restaurants & Leisure — 1.1%
Brinker International, Inc.(a)	3,200	112,224
CEC Entertainment, Inc.(a)	2,500	99,925
Cosi, Inc.(a)	9,200	55,660
McDonald’s Corp.	7,700	246,862
Mikohn Gaming Corp.(a)	700	7,154
RARE Hospitality International, Inc.(a)	2,740	87,296
Scientific Games Corp. (Class “A” Stock)(a)	6,860	163,543
Sonic Corp.(a)	3,400	103,700
Starbucks Corp.(a)	11,800	735,848
WMS Industries, Inc.(a)	4,400	147,576

		1,759,788

Household Durables — 1.0%
Harman International Industries, Inc.	5,900	749,300
Hovnanian Enterprises, Inc. (Class “A” Stock)(a)	6,600	326,832
Lennar Corp. (Class “A” Stock)	1,000	56,680
Meritage Corp.(a)	1,700	191,590
Snap-on, Inc.	3,400	116,824
Standard Pacific Corp.	2,800	179,592

		1,620,818

SEE NOTES TO FINANCIAL STATEMENTS.

B2

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Household Products — 0.4%
Kimberly-Clark Corp.	5,000	$329,050
Procter & Gamble Co.	6,300	347,004

		676,054

Industrial Conglomerates — 1.4%
General Electric Co.	41,200	1,503,800
Gentek, Inc.(a)	380	17,005
Phelps Dodge Corp.	3,300	326,436
Tyco International, Ltd. (Bermuda)	13,700	489,638

		2,336,879

Insurance — 1.9%
Affirmative Insurance Holdings, Inc.	4,700	79,148
Allstate Corp.	5,100	263,772
American International Group, Inc.	5,812	381,674
Commerce Group, Inc.	2,500	152,600
Delphi Financial Group, Inc.	2,550	117,683
Genworth Financial, Inc.
(Class “A” Stock)	9,300	251,100
Infinity Property & Casualty Corp.	3,120	109,824
Loews Corp.	5,500	386,650
MBIA, Inc.	3,900	246,792
Philadelphia Consolidated Holding Corp.(a)	3,000	198,420
Protective Life Corp.	1,800	76,842
St. Travelers Paul Cos., Inc. (The)	9,817	363,916
Tower Group, Inc.	8,850	106,200
XL Capital, Ltd. (Class “A” Stock) (Bermuda)	6,300	489,195

		3,223,816

Internet & Catalog Retail — 0.7%
eBay, Inc.(a)	9,500	1,104,660
School Specialty, Inc.(a)	2,000	77,120

		1,181,780

Internet Software & Services — 1.5%
Ask Jeeves, Inc.(a)	3,320	88,810
CNET Networks, Inc.(a)	6,540	73,444
Digitas, Inc.(a)	12,050	115,077
Equinix, Inc.(a)	1,920	82,061
Google, Inc. (Class “A” stock)(a)	3,600	695,160
InfoSpace, Inc.(a)	1,920	91,296
j2 Global Communications, Inc.(a)	3,040	104,880
Jupitermedia Corp.(a)	1,820	43,280
Keynote Systems, Inc.(a)	8,650	120,408
RADVision, Ltd. (Israel)(a)	5,010	67,635
RADWARE, Ltd.(a)	2,350	61,406
ValueClick, Inc.(a)	5,810	77,447
Yahoo!, Inc.(a)	24,200	911,856

		2,532,760

IT Consulting & Services — 0.2%
Accenture, Ltd. (Class “A” Stock)(Bermuda)(a)	11,000	297,000
Infocrossing, Inc.(a)	4,240	71,783

		368,783

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Leisure Equipment & Products — 0.1%
K2, Inc.(a)	6,380	$101,314

Machinery — 0.2%
Ceradyne, Inc.(a)	770	44,052
Deere & Co.	3,400	252,960

		297,012

Media — 0.8%
DIRECTV Group, Inc. (The)(a)	2,000	33,480
DreamWorks Animation SKG (Class “A” Stock)(a)	300	11,253
Image Entertainment, Inc.(a)	5,850	34,749
News Corp. (Class “A” Stock)	13,734	256,276
Scholastic Corp.(a)	2,700	99,792
Sinclair Broadcast Group, Inc. (Class “A” Stock)	7,000	64,470
Sirius Satellite Radio, Inc.(a)	13,100	100,215
UnitedGlobalCom, Inc.(a)	4,511	43,576
Univision Communications, Inc. (Class “A” Stock)(a)	9,700	283,919
Viacom, Inc. (Class “B” Stock)	5,640	205,240
XM Satellite Radio Holding, Inc. (Class “A” Stock)(a)	4,100	154,242

		1,287,212

Metals & Mining — 0.1%
Inco, Ltd. (Canada)(a)	6,500	239,070

Multi-line Retail — 0.4%
Target Corp.	12,700	659,511

Multi-Utilities — 0.4%
Dominion Resources, Inc.	4,700	318,378
Sempra Energy	10,600	388,808

		707,186

Office Electronics — 0.3%
Xerox Corp.(a)	34,300	583,443

Oil & Gas — 2.2%
Cabot Oil & Gas Corp.	5,500	243,375
Chesapeake Energy Corp.	8,700	143,550
Eni S.p.A. ADR (Italy)	3,400	427,856
Exxon Mobil Corp.	3,600	184,536
Kerr-McGee Corp.	3,500	202,265
Nexen, Inc. (Canada)	9,400	382,110
Occidental Petroleum Corp.	8,000	466,880
Suncor Energy, Inc. (Canada)	20,500	725,700
Swift Energy Co.(a)	5,100	147,594
Total SA (France)	1,750	382,255
Total SA ADR (France)	3,448	378,728

		3,684,849

Paper & Forest Products — 0.3%
Georgia-Pacific Corp.	8,400	314,832
International Paper Co.	5,600	235,200

		550,032

Personal Products — 0.3%
Chattem, Inc.(a)	4,400	145,640
Estee Lauder Cos., Inc. (Class “A” Stock)	6,900	315,813

		461,453

SEE NOTES TO FINANCIAL STATEMENTS.

B3

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Pharmaceuticals — 2.1%
Allergan, Inc.	4,600	$372,922
AtheroGenics, Inc.(a)	2,100	49,476
Barr Laboratories, Inc.(a)	1,900	86,526
Cypress Biosciences, Inc.(a)	5,020	70,581
Eli Lilly & Co.	13,200	749,100
Inspire Pharmaceuticals, Inc.(a)	4,100	68,757
K-V Pharmaceutical Co. (Class “A” Stock)(a)	7,050	155,452
Merck & Co., Inc.	9,700	311,758
Novartis AG, ADR (Switzerland)	17,700	894,558
Roche Holdings, Ltd. ADR (Switzerland)	4,200	483,493
Salix Pharmaceuticals, Ltd.(a)	4,450	78,276
Wyeth	4,700	200,173

		3,521,072

Real Estate — 0.1%
Saxon Capital, Inc.	4,550	109,154

Real Estate Investment Trust — 0.2%
Entertainment Properties Trust	3,200	142,560
SL Green Realty Corp.	2,000	121,100

		263,660

Road & Rail — 0.1%
Old Dominion Freight Lines, Inc.(a)	2,370	82,476
Vitran Corp., Inc.(a)	5,550	94,905

		177,381

Semiconductors & Semiconductor Equipment — 0.7%
02Micro International, Ltd.(a)	9,420	107,765
Marvell Technology Group, Ltd. (Bermuda)(a)	13,200	468,204
Maxim Integrated Products, Inc.	8,000	339,120
Microsemi Corp.(a)	2,850	49,476
Sigmatel, Inc.(a)	1,230	43,702
SiRF Technology Holdings, Inc.(a)	5,700	72,504
SRS Labs, Inc.(a)	12,750	79,700
Ultratech, Inc.(a)	3,860	72,761

		1,233,232

Software — 2.2%
Adobe Systems, Inc.	3,100	194,494
Electronic Arts, Inc.(a)	12,600	777,168
Embarcadero Technologies, Inc.(a)	8,550	80,456
Epicor Software Corp.(a)	5,780	81,440
Mercury Interactive Corp.(a)	6,900	314,295
Merge Technologies, Inc.(a)	2,880	64,080
Microsoft Corp.	37,600	1,004,296
NAVTEQ Corp.(a)	4,000	185,440
Open Solutions, Inc.(a)	2,140	55,554
SafeNet, Inc.(a)	3,430	126,018
SAP AG, ADR(Germany)	11,500	508,415
Smith Micro Software, Inc.(a)	6,050	54,148
Sonic Solutions(a)	3,950	88,638
Synplicity, Inc.(a)	12,050	71,336
THQ, Inc.(a)	3,650	83,731

		3,689,509

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Specialty Retail — 1.4%
Aaron Rents, Inc.	2,365	$59,125
Bed Bath & Beyond, Inc.(a)	11,700	466,011
Charlotte Russe Holding, Inc.(a)	6,450	65,145
Chico’s FAS, Inc.(a)	10,500	478,065
Cost Plus, Inc.(a)	2,330	74,863
CSK Auto Corp.(a)	5,400	90,396
Guitar Center, Inc.(a)	2,070	109,068
Jos. A. Bank Clothiers, Inc.(a)	3,982	112,691
Lowe’s Cos., Inc.	5,900	339,781
Toys ‘R’ Us, Inc.(a)	17,300	354,131
Williams-Sonoma, Inc.(a)	4,500	157,680

		2,306,956

Telecommunications
NTL, Inc.(a)	250	18,240

Textiles, Apparel & Luxury Goods — 0.2%
Coach, Inc.(a)	4,700	265,080

Textiles & Apparel — 0.2%
Ashworth, Inc.(a)	9,030	98,337
Oxford Industries, Inc.	2,590	106,967
Phillips-Van Heusen Corp.	6,100	164,700
Stein Mart, Inc.(a)	1,500	25,590

		395,594

Thrifts & Mortgage Finance — 0.1%
Freddie Mac	3,300	243,210

Tobacco — 0.4%
Altria Group, Inc.	10,100	617,110

Wireless Telecommunication Services — 0.6%
American Tower Corp. (Class “A” Stock)(a)	18,500	340,400
Nextel Communications, Inc. (Class “A” Stock)(a)	23,900	717,000

		1,057,400

TOTAL COMMON STOCKS (cost $52,341,109)		67,202,885

WARRANTS & RIGHTS(a) — 0.1%
Capital Goods
Gentek, Inc. expiring 10/31/08 (cost $57; purchased 11/10/03)(h)	444	888
Gentek, Inc. expiring 10/31/10 (cost $28; purchased 11/10/03)(h)	216	432

		1,320

Media & Entertainment
XM Satellite Radio, Inc. 144A expiring 03/03/10 (cost $0; purchased 07/11/00)(g)(h)	100	1

Telecommunications
Lucent Technologies, Inc. expiring 12/10/07	83	131
McLeodUSA, Inc. expiring 04/16/07	2,311	555
United Mexican States, expiring 06/01/07	1,300,000	29,250

SEE NOTES TO FINANCIAL STATEMENTS.

B4

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Telecommunications (cont’d.)
United Mexican States, expiring 06/30/06	1,300,000	$33,150
United Mexican States, expiring 06/30/06	1,300,000	17,550

		80,636

TOTAL WARRANTS & RIGHTS (cost $85)		81,957

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)
CORPORATE BONDS — 21.1%
Aerospace/Defense — 0.4%
Alliant Techsystems, Inc.
Sr. Sub. Notes
8.50%	05/15/11	B2	$75	82,125
Argo-Tech Corp.
Sr. Notes
9.25%	06/01/11	B3	20	21,950
BE Aerospace, Inc.
Sr. Sub. Notes
8.875%	05/01/11	Caa3	115	120,175
Esterline Technologies Corp
Sr. Sub. Notes
7.75%	06/15/13	B1	125	136,563
K&F Industries, Inc. 144A
Sr. Sub. Notes(g)
7.75%	11/15/14	Caa1	50	51,625
L-3 Communications Corp.
Sr. Sub. Notes
7.625%	06/15/12	Ba3	125	137,187
Sequa Corp.
Sr. Notes
8.875%	04/01/08	B1	100	109,500
Standard Aero Holdings, Inc. 144A
Sr. Sub. Notes(g)
8.25%	09/01/14	Caa1	45	48,600

				707,725

Airlines — 0.2%
AMR Corp.
Debs.
10.00%	04/15/21	Caa2	50	36,750
Notes
10.40%	03/10/11	NR	100	76,500
Continental Airlines, Inc.
Pass-thru Certs., Ser. 96-C69
9.50%	10/15/13	B3	60	45,203
Pass-thru Certs., Ser. 98-1B
6.748%	03/15/17	Ba2	39	31,617
Pass-thru. Certs., Ser. 99-1B
6.795%	08/02/18	Ba2	70	61,043
Delta Air Lines, Inc.
Notes
8.30%	12/15/29	Ca	125	60,625

				311,738

Automotive — 0.3%
ArvinMeritor, Inc.
Notes
8.75%	03/01/12	Ba1	155	179,025

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Automotive (cont’d.)
Collins & Aikman Products Co.
Gtd. Notes
10.75%	12/31/11	B2	$20	$20,400
Collins & Aikman Products Co. 144A
Sr. Sub. Notes(g)
12.875%	08/15/12	B3	10	8,638
Cooper Standard Automotive, Inc. 144A
Notes(g)
8.375%	12/15/14	B3	25	24,938
Navistar International Corp.
Gtd. Notes
9.375%	06/01/06	Ba3	40	42,800
Tenneco Automotive, Inc. 144A
Sr. Sub. Notes(g)
8.625%	11/15/14	B3	50	52,000
TRW Automotive
Sr. Notes
9.375%	02/15/13	Ba3	58	67,280
Visteon Corp.
Notes
7.00%	03/10/14	Ba1	50	47,750
Sr. Notes
8.25%	08/01/10	Ba1	45	47,137

				489,968

Banks — 0.1%
Kazkommerts International BV 144A (Netherland)
Gtd. Notes(g)
7.00%	11/03/09	Baa2	40	40,200
7.875%	04/07/14	Baa2	95	95,000

				135,200

Building Materials & Construction — 0.4%
American Standard, Inc.
Sr. Notes (cost $125,886; purchased 03/11/03)(h)
7.375%	04/15/05	Baa3	125	126,513
D.R. Horton, Inc.
Sr. Notes
7.875%	08/15/11	Ba1	200	229,000
Goodman Global Holdings, Inc. 144A
Sr. Notes(g)
5.76%	06/15/12(b)	B3	50	50,750
K Hovnanian Enterprises, Inc. 144A
Gtd. Notes(g)
6.25%	01/15/15	Ba2	50	49,125
KB HOME
Sr. Sub. Notes
8.625%	12/15/08	Ba2	80	90,400
THL BUILDCO (Nortek, Inc.) 144A
Sr. Sub. Notes(g)
8.50%	09/01/14	B3	75	78,375

				624,163

Cable — 0.7%
Callahan Nordrhein Westfalen
(German) Sr. Disc. Notes, Zero Coupon (until 7/15/05) (cost $158,508; purchased 08/01/01)(h)
Zero Coupon	07/15/10(c)	Ca	250	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

B5

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Cable (cont’d.)
Charter Communications Holdings LLC
Sr. Disc. Notes, Zero Coupon (until 05/15/06)
Zero Coupon	05/15/11	Ca	$450	$330,750
Sr. Notes
10.25%	01/15/10	Ca	175	153,562
Charter Community Hldgs.
Sr. Notes
10.25%	09/15/10	Caa1	100	106,000
CSC Holdings, Inc.
Sr. Notes
7.875%	12/15/07	B1	54	57,915
Sr. Notes, Ser. B
8.125%	07/15/09	B1	25	27,344
CSC Holdings, Inc. 144A
Sr. Notes(g)
6.75%	04/15/12	B1	100	103,000
Kabel Deutschland GmbH (Germany)
Sr. Notes
10.625%	07/01/14	B2	75	86,250
Rogers Cablesystems, Inc., (Canada)
Gtd. Notes
11.00%	12/01/15	B2	100	111,500
Sr. Notes
10.00%	03/15/05	Ba3	200	202,750

				1,189,071

Capital Goods — 1.1%
Allied Waste North America, Inc.
Sec’d. Notes
5.75%	02/15/11	B2	60	56,400
Sr. Notes
7.875%	04/15/13	B2	50	51,250
8.50%	12/01/08	B2	145	153,700
Amsted Industries, Inc. 144A
Sr. Notes(g)
10.25%	10/15/11	B3	75	84,750
Case New Holland, Inc. 144A
Sr. Notes(g)
9.25%	08/01/11	Ba3	120	133,500
Flowserve Corp.
Gtd. Notes
12.25%	08/15/10	B2	50	55,250
Great Lakes Dredge & Dock Corp.
Sr. Sub. Notes
7.75%	12/15/13	Caa2	40	36,400
Invensys PLC 144A
Sr. Notes(g)
9.875%	03/15/11	B3	80	86,000
Johnsondiversey Holdings, Inc.
Gtd. Notes (cost $56,960; purchased 09/08/03)(h)
9.625%	05/15/12	B2	35	39,112
Sr. Disc. Notes
10.67%	05/15/13	B3	75	64,875
Joy Global, Inc.
Gtd. Notes, Ser. B
8.75%	03/15/12	B1	150	168,000
Manitowoc, Inc.
Sr. Sub. Notes
10.50%	08/01/12	B2	150	172,500

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Capital Goods (cont’d.)
Mueller Group, Inc.
Sr. Sub. Notes
10.00%	05/01/12	Caa1	$45	$49,050
Rexnord Corp.
Sr. Sub. Notes (cost $100,000; purchased 11/19/02)(h)
10.125%	12/15/12	B3	100	113,000
Sensus Metering Systems, Inc.
Sr. Sub. Notes
8.625%	12/15/13	Caa1	90	92,250
SPX Corp.
Sr. Notes
7.50%	01/01/13	Ba3	25	27,125
Stena AB
Sr. Notes
7.50%	11/01/13	Ba3	100	104,750
Terex Corp.
Gtd. Notes
10.375%	04/01/11	B3	155	173,600
Sr. Sub. Notes
9.25%	07/15/11	B3	45	50,512
Terex Corp. 144A
Gtd. Notes(g)
7.375%	01/15/14	B3	25	26,813
Thermadyne Holdings Corp.
Gtd. Notes
9.25%	02/01/14	Caa1	50	48,750
Tyco International Group SA
Gtd. Notes
6.125%	11/01/08	Baa3	25	26,935
United Rentals North America, Inc.
Gtd. Notes
6.50%	02/15/12	B1	100	97,500

				1,912,022

Chemicals — 0.8%
Borden United States Finance Corporation / Borden 144A
Sec’d. Notes(g)
9.00%	07/15/14	B3	50	55,500
Equistar Chemicals LP
Sr. Notes
10.125%	09/01/08	B2	45	51,862
10.625%	05/01/11	B2	55	63,800
Hercules, Inc.
Debs. (cost $151,111; purchased 05/07/03)(h)
6.60%	08/01/27	Ba1	150	153,000
Gtd. Notes
6.75%	10/15/29	Ba3	25	25,812
Huntsman Advanced Materials 144A
Sr. Sec’d. Notes(g)
11.00%	07/15/10	B2	35	41,650
Huntsman ICI Chemicals LLC
Sr. Sub. Notes
10.125%	07/01/09	Caa1	11	11,578
IMC Global, Inc.
Debs. (cost $101,658; purchased 05/25/04)(h)
6.875%	07/15/07	B2	100	104,000

SEE NOTES TO FINANCIAL STATEMENTS.

B6

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Chemicals (cont’d.)
ISP Chemco, Inc.
Gtd. Notes, Ser. B
10.25%	07/01/11	B1	$75	$84,750
Koppers, Inc.
Gtd. Notes
9.875%	10/15/13	B2	75	85,500
Lyondell Chemical Co.
Sec’d. Notes
9.875%	05/01/07	B1	35	36,663
11.125%	07/15/12	B1	50	59,375
Nalco Co.
Sr. Notes
7.75%	11/15/11	B2	125	135,000
Sr. Sub. Notes
8.875%	11/15/13	Caa1	25	27,437
OM Group, Inc.
Gtd. Notes
9.25%	12/15/11	Caa1	60	63,900
Rhodia SA
Sr. Notes
10.25%	06/01/10	B3	125	140,625
Sr. Sub Notes
8.875%	06/01/11	Caa1	100	100,750
Rockwood Specialties, Inc.
Sr. Sub. Notes (cost $53,257; purchased 04/26/04)(h)
10.625%	05/15/11	B3	50	57,500
Westlake Chemical Corp.
Gtd. Notes
8.75%	07/15/11	Ba2	45	50,850

				1,349,552

Consumer Services — 0.4%
Alderwoods Group Inc. 144A
Sr. Notes(g)
7.75%	09/15/12	B2	75	81,000
Coinmach Corp.
Sr. Notes
9.00%	02/01/10	B3	42	43,890
K2, Inc. 144A
Sr. Notes(g)
7.375%	07/01/14	Ba3	50	54,750
Kindercare Learning Center, Inc.
Sr. Sub. Notes (cost $72,215; purchased 04/19/00)(h)
9.50%	02/15/09	B3	76	76,285
Levi Strauss & Co.
Sr. Notes
12.25%	12/15/12	Ca	100	111,250
Propex Fabrics 144A
Sr. Notes(g)
10.00%	12/01/12	Caa1	100	103,750
Rayovac Corp.
Sr. Sub. Notes
8.50%	10/01/13	B3	30	33,300
Service Corp. International Notes
6.50%	03/15/08	Ba3	75	77,438

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Consumer Services (cont’d.)
Sr. Notes
6.00%	12/15/05	Ba3	$10	$10,175

				591,838

Diversified Financials — 0.5%
General Motors Acceptance Corp. Notes
6.875%	09/15/11	Baa1	750	768,595
Notes, M.T.N.
3.329%	10/20/05(b)	Baa1	100	100,368

				868,963

Electric — 2.1%
AES Corp.
Sr. Notes
9.375%	09/15/10	B2	275	319,687
9.50%	06/01/09	B2	25	28,438
AES Eastern Energy LP, Pass-thru. Certs., Ser. 99-A
9.00%	01/02/17	Ba1	38	43,378
Allegheny Energy Supply Co., LLC 144A Notes(g)
8.25%	04/15/12	B3	30	33,525
Aquila, Inc.
Sr. Notes
9.95%	02/01/11	B2	115	130,238
Calpine Corp.
Sr. Notes
8.50%	02/15/11	Caa1	181	138,012
Calpine Corp. 144A
Sr. Notes(g)
8.75%	07/15/13	B(e)	140	115,500
CMS Energy Corp.
Sr. Notes
7.50%	01/15/09	B1	125	133,125
8.50%	04/15/11	B1	50	56,812
Dynegy Holdings, Inc. 144A
Sr. Sec’d. Notes(g)
10.125%	07/15/13	B3	180	206,100
Edison Mission Energy
Sr. Notes
7.73%	06/15/09	B1	150	161,250
Empresa Nacional De Electricidad SA Notes
8.35%	08/01/13	Ba2	210	243,340
8.625%	08/01/15	Ba2	55	65,858
Homer City Funding LLC Gtd. Notes
8.137%	10/01/19	Ba2	49	55,493
Inergy LP 144A
Sr. Notes(g)
6.875%	12/15/14	B1	50	50,250
Midland Funding Corp.
Debs. (cost $178,774; purchased 09/26/00-06/19/02)(h)
13.25%	07/23/06	Ba3	175	193,042

SEE NOTES TO FINANCIAL STATEMENTS.

B7

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Electric (cont’d.)
Midwest Generation LLC
Pass-thru Certs., Ser. A (cost $36,746; purchased 09/17/04)(h)
8.30%	07/02/09	B1	$35	$37,625
Pass-thru Certs., Ser. B
8.56%	01/02/16	B1	85	94,350
Sec’d Notes
8.75%	05/01/34	B1	75	85,125
Nevada Power Co.
Gen. Ref. Mtge
6.50%	04/15/12	Ba2	50	52,875
Notes
10.875%	10/15/09	Ba2	5	5,775
Noteco, Ltd.
Notes
1.00%	06/30/25(c)	NR	7	14,447
NRG Energy, Inc. 144A(g)
8.00%	12/15/13	B1	195	212,550
Orion Power Holdings, Inc.
Sr. Notes
12.00%	05/01/10	B2	140	177,800
Reliant Resources, Inc.
Sec’d. Notes
9.50%	07/15/13	B1	140	159,075
Sierra Pacific Resources
Notes (cost $127,040; purchased 05/20/04)(h)
8.75%	05/15/05	B2	125	127,374
Sr. Notes
8.625%	03/15/14	B2	40	45,200
TECO Energy, Inc.
Notes
7.50%	06/15/10	Ba2	175	193,375
Texas Genco LLC 144A
Sr. Notes(g)
6.875%	12/15/14	B1	200	206,750
TNP Enterprises, Inc.
Sr. Sub. Notes
10.25%	04/01/10	B2	100	106,750
UtiliCorp Canada Finance Corp.
Gtd. Notes (Canada)
7.75%	06/15/11	B2	15	15,581

				3,508,700

Electric Utilities — 0.5%
PG&E Corp.
First Mtge. Notes
2.838%	04/03/06(b)	Baa2	206	206,169
PPL Capital Funding Trust I
Sub. Notes
7.29%	05/18/06	Ba1	275	286,886
Southern California Edison Co.
First Mtge. Notes
8.00%	02/15/07	A3	250	272,245
TXU Energy Co. LLC 144A(g)
2.838%	01/17/06(b)	Baa2	50	50,137

				815,437

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Energy — 0.2%
El Paso Corp.
Sr. Notes, MTN
7.75%	01/15/32	Caa1	$200	$191,500
7.80%	08/01/31	Caa1	100	96,000

				287,500

Energy – Other — 0.6%
Chesapeake Energy Corp. 144A
Sr. Notes(g)
6.375%	06/15/15	Ba3	50	51,375
Encore Acquisition Co.
Sr. Sub. Notes (cost $25,000; purchased 03/30/04)(h)
6.25%	04/15/14	B2	25	25,125
Evergreen Resources, Inc.
Sr. Sub. Notes (cost $84,392; purchased 03/05/04)(h)
5.875%	03/15/12	Baa3	85	88,813
Forest Oil Corp.
Sr. Notes
8.00%	06/15/08	Ba3	40	44,150
Hanover Compressor Co.
Sr. Notes
8.625%	12/15/10	B3	50	54,625
Hanover Equipment Trust
Sec’d. Notes
8.75%	09/01/11	B2	95	103,075
Houston Exploration Co. (The)
Sr. Sub. Notes
7.00%	06/15/13	B2	25	26,500
Magnum Hunter Resources, Inc.
Gtd. Notes
9.60%	03/15/12	B2	10	11,350
Newfield Exploration Co.
Sr. Sub. Notes
8.375%	08/15/12	Ba3	50	56,000
Parker Drilling Co.
Sr. Notes
9.625%	10/01/13	B2	175	196,437
Premcor Refining Group, Inc.
Gtd. Notes
6.75%	05/01/14	Ba3	20	21,250
Sr. Notes
9.50%	02/01/13	Ba3	100	116,000
Sr. Sub. Notes
7.75%	02/01/12	B2	50	55,125
Pride International, Inc.
Sr. Notes
7.375%	07/15/14	Ba2	25	27,313
Stone Energy Corp.
Sr. Sub. Notes
8.25%	12/15/11	B2	90	97,200
Vintage Petroleum, Inc.
Sr. Notes
8.25%	05/01/12	Ba3	50	55,125

				1,029,463

SEE NOTES TO FINANCIAL STATEMENTS.

B8

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Foods — 0.5%
Agrilink Foods, Inc.
Sr. Sub. Notes (cost $23,377; purchased 04/11/00)(h)
11.875%	11/01/08	B3	$25	$26,031
Ahold Finance USA, Inc.
Notes
8.25%	07/15/10	Ba3	25	28,312
Carrols Corp. 144A
Sr. Sub. Notes(g)
9.00%	01/15/13	B3	50	51,750
Del Monte Corp.
Sr. Sub. Notes
8.625%	12/15/12	B2	100	112,000
Delhaize America, Inc.
Gtd. Notes.
8.125%	04/15/11	Ba1	175	204,002
Dole Food, Inc.
Gtd. Notes
7.25%	06/15/10	B2	35	35,962
Sr. Notes
8.625%	05/01/09	B2	50	54,375
8.875%	03/15/11	B2	50	54,375
Dominos, Inc.
Sr. Sub. Notes
8.25%	07/01/11	B2	18	19,665
Pathmark Stores, Inc.
Gtd. Notes
8.75%	02/01/12	Caa1	90	85,950
Smithfield Foods, Inc.
Sr. Notes
8.00%	10/15/09	Ba2	70	77,525
Smithfield Foods, Inc. 144A
Sr. Notes(g)
7.00%	08/01/11	Ba2	50	53,375
Stater Brothers Holdings, Inc.
Sr. Notes
8.125%	06/15/12	B1	25	26,438

				829,760

Gaming — 1.1%
Argosy Gaming Co.
Sr. Sub. Notes
7.00%	01/15/14	B1	50	55,250
9.00%	09/01/11	Ba3	50	55,750
Aztar Corp.
Sr. Sub. Notes
7.875%	06/15/14	Ba3	20	22,050
9.00%	08/15/11	Ba3	150	165,375
Boyd Gaming Corp.
Sr. Sub. Notes
8.75%	04/15/12	B1	90	100,125
Caesars Entertainment, Inc.
Sr. Sub. Notes
7.875%	03/15/10	Ba2	150	168,937
8.125%	05/15/11	Ba2	25	28,875
8.875%	09/15/08	Ba2	40	45,300
9.375%	02/15/07	Ba2	45	49,613

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Gaming (cont’d.)
Isle of Capri Casinos, Inc.
Sr. Sub. Notes
7.00%	03/01/14	B2	$50	$51,000
Kerzner International, Ltd. (Bahamas)
Sr. Sub. Notes
8.875%	08/15/11	B2	125	136,562
MGM Mirage, Inc.
Gtd. Notes
6.00%	10/01/09	Ba1	275	281,875
9.75%	06/01/07	Ba2	205	227,550
Mohegan Tribal Gaming Authority
Sr. Sub. Notes
6.375%	07/15/09	Ba3	50	51,375
8.00%	04/01/12	Ba3	70	75,950
Station Casinos, Inc.
Sr. Notes
6.00%	04/01/12	Ba3	75	76,406
Venetian Casino Resort LLC
Notes
11.00%	06/15/10	B2	175	199,719
Wynn Las Vegas LLC 144A
1st. Mtge(g)
6.625%	12/01/14	B2	75	74,250

				1,865,962

Health Care — 0.4%
AIG II 144A (Cayman Islands)
Sec’d. Notes, M.T.N.(g)
1.20%	01/26/05	Aaa	JPY 74,000	722,885

Healthcare & Pharmaceuticals — 1.6%
Alliance Imaging, Inc. 144A
Sr. Sub. Notes(g)
7.25%	12/15/12	B3	25	25,438
Bio-Rad Laboratories, Inc. 144A
Sr. Sub. Notes(g)
6.125%	12/15/14	Ba3	100	100,750
Concentra Operating Corp.
Gtd. Notes
9.50%	08/15/10	B3	50	56,500
Concentra Operating Corp. 144A
Gtd. Notes(g)
9.125%	06/01/12	B3	75	84,750
Coventry Health Care, Inc.
Sr. Notes
8.125%	02/15/12	Ba1	50	54,750
Elan Finance PLC 144A (Ireland)
Sr. Notes(g)
7.75%	11/15/11	B3	75	79,875
HCA, Inc.
Notes
5.50%	12/01/09	Ba2	75	75,025
7.125%	06/01/06	Ba2	100	103,800
8.36%	04/15/24	Ba2	100	109,213
9.00%	12/15/14	Ba2	150	177,136
HEALTHSOUTH Corp.
Notes
7.625%	06/01/12	NR	150	150,750

SEE NOTES TO FINANCIAL STATEMENTS.

B9

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Healthcare & Pharmaceuticals (cont’d.)
Sr. Sub. Notes
8.50%	02/01/08	Caa2	$175	$181,562
Iasis Healthcare LLC
Sr. Sub. Notes
8.75%	06/15/14	B3	40	43,600
Inverness Medical Innovations, Inc. 144A
Sr. Sub. Notes(g)
8.75%	02/15/12	Caa1	60	62,700
Magellan Health Services, Inc.
Sr. Notes
9.375%	11/15/08	B3	188	205,101
Medco Health Solutions, Inc.
Sr. Notes
7.25%	08/15/13	Ba1	55	61,526
Medical Device Manufacturing, Inc. 144A
Gtd. Notes(g)
10.00%	07/15/12	Caa1	75	80,812
MedQuest, Inc.
Sr. Sub. Notes
11.875%	08/15/12	B3	125	146,875
NeighborCare, Inc.
Sr. Sub. Notes
6.875%	11/15/13	Ba3	35	36,663
Res-Care, Inc.
Gtd. Notes
10.625%	11/15/08	B2	190	209,475
Select Medical Corp.
Sr. Sub. Notes
9.50%	06/15/09	B2	70	75,075
Senior Housing Properties Trust
Sr. Notes
8.625%	01/15/12	Ba2	50	57,125
Tenet Healthcare Corp.
Sr. Notes
5.375%	11/15/06	B3	50	50,250
6.375%	12/01/11	B3	50	46,375
6.50%	06/01/12	B3	50	46,250
Vanguard Health Holding Co. LLC 144A
Sr. Sub Notes(g)
9.00%	10/01/14	Caa1	75	80,250
Ventas Realty LP
Sr. Notes
8.75%	05/01/09	Ba3	40	44,850
9.00%	05/01/12	Ba3	85	99,131
Ventas Realty LP 144A
Sr. Notes(g)
6.625%	10/15/14	Ba3	75	76,687

				2,622,294

Lodging — 0.8%
Felcor Lodging LP
Sr. Notes
6.874%	06/01/11(b)	B1	50	52,500
9.00%	06/01/11	B1	50	56,625
Felcor Suites LP
Gtd. Sr. Notes
7.625%	10/01/07	B1	75	79,125

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Lodging (cont’d.)
HMH Properties, Inc.
Sr. Notes, Ser. B
7.875%	08/01/08	Ba3	$26	$26,715
Host Marriott LP
Gtd. Notes
9.50%	01/15/07	Ba3	250	273,750
Sr. Notes
7.125%	11/01/13	Ba3	45	48,094
Host Marriott LP 144A
Sr. Notes(g)
7.00%	08/15/12	Ba3	100	105,750
ITT Corp.
Debs.
7.375%	11/15/15	Ba1	175	194,687
Notes
6.75%	11/15/05	Ba1	70	71,925
La Quinta Properties, Inc.
Sr. Notes
8.875%	03/15/11	Ba3	125	139,375
Royal Caribbean Cruises, Ltd.
Sr. Notes
6.875%	12/01/13	Ba2	25	27,000
8.00%	05/15/10	Ba2	100	113,000
Starwood Hotels & Resorts Worldwide, Inc.
Sr. Notes
7.375%	05/01/07	Ba1	120	127,950
7.875%	05/01/12	Ba1	55	62,838

				1,379,334

Media & Entertainment — 1.6%
Advertising Directory Solution 144A (Canada)
Sr. Notes(g)
9.25%	11/15/12	Caa1	75	78,750
AMC Entertainment, Inc.
Sr. Sub. Notes
8.00%	03/01/14	B3	35	34,825
American Color Graphics, Inc.
Notes
10.00%	06/15/10	Caa1	80	67,500
American Media Operations, Inc.
Gtd. Notes, Ser. B
10.25%	05/01/09	B3	5	5,269
CanWest Media, Inc. (Canada)
Sr. Notes, Ser. B
7.625%	04/15/13	Ba3	5	5,444
Sr. Sub. Notes
10.625%	05/15/11	B2	100	112,250
Dex Media East LLC
Gtd. Notes
12.125%	11/15/12	B2	81	98,719
Dex Media West LLC
Sr. Sub. Notes
9.875%	08/15/13	B2	229	263,922
Dex Media, Inc.
Notes
8.00%	11/15/13	B3	70	75,775

SEE NOTES TO FINANCIAL STATEMENTS.

B10

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Media & Entertainment (cont’d.)
DIRECTV Holdings LLC
Sr. Notes
8.375%	03/15/13	B1	$110	$123,337
Echostar DBS Corp. 144A
Gtd. Note(g)
6.625%	10/01/14	Ba3	100	101,250
Entercom Radio LLC
Gtd. Notes
7.625%	03/01/14	Ba2	25	26,906
Granite Broadcasting, Corp.
Sr. Sec’d. Notes
9.75%	12/01/10	B3	40	38,200
Gray Television, Inc.
Sr. Sub. Notes
9.25%	12/15/11	B2	125	140,000
Intrawest Corp. 144A (Canada)
Sr. Notes(g)
7.50%	10/15/13	B1	75	79,781
LCE Acquisition Corp. 144A
Gtd. Notes(g)
9.00%	08/01/14	B3	40	43,300
Marquee, Inc. 144A
Sr. Notes(g)
8.625%	08/15/12	B2	75	82,875
Medianews Group, Inc.
Sr. Sub. Notes
6.875%	10/01/13	B2	75	76,875
Morris Publishing Group LLC
Gtd. Notes
7.00%	08/01/13	Ba3	25	25,500
New Skies Satellites NV 144A (Netherlands)
Sr. Notes(g)
7.4375%	11/01/11(b)	B3	25	25,750
Sr. Sub. Notes(g)
9.125%	11/01/12	Caa1	25	25,500
Paxson Communications Corp.
Gtd. Notes
10.75%	07/15/08	Caa1	125	131,250
PRIMEDIA, Inc.
Sr. Notes
7.665%	05/15/10(b)	B3	75	79,500
Quebecor Media, Inc. (Canada)
Sr. Disc. Notes, Zero Coupon (until 7/15/06)
Zero	07/15/11	B2	150	148,500
R.H. Donnelley Corp. 144A
Sr. Sub. Notes(g)
10.875%	12/15/12	B2	150	178,125
Six Flags, Inc.
Sr. Notes
9.625%	06/01/14	Caa1	75	75,375
Sun Media Corp. (Canada)
Gtd. Notes
7.625%	02/15/13	Ba3	175	190,969
Universal City Florida Holding Co. 144A
Sr. Notes(g)
8.375%	05/01/10	B3	75	77,813

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Media & Entertainment (cont’d.)
Vail Resorts, Inc.
Sr. Sub. Notes
6.75%	02/15/14	B2	$60	$61,050
Vertis, Inc.
Sec’d. Notes
9.75%	04/01/09	B2	145	157,325
WDAC Subsidiary Corp. 144A
Sr. Notes(g)
8.375%	12/01/14	B2	35	34,519

				2,666,154

Metals — 0.6%
AK Steel Corp.
Gtd. Notes
7.75%	06/15/12	B3	70	72,100
7.875%	02/15/09	B3	150	152,812
Arch Western Finance LLC
Sr. Notes
6.75%	07/01/13	Ba3	75	77,438
Century Aluminum Co. 144A
Sr. Notes(g)
7.50%	08/15/14	B1	75	79,875
CSN Islands VII Corp. 144A
Gtd. Notes (cost $79,918; purchased 09/05/03)(g)(h)
10.75%	09/12/08	B1	80	90,900
Foundation Penn. Coal Co. 144A
Sr. Notes(g)
7.25%	08/01/14	B1	75	79,875
IMCO Recycling Escrow, Inc. 144A
Sr. Notes(g)
9.00%	11/15/14	B3	50	52,000
Ispat Inland ULC
Sr. Sec’d. Notes
9.75%	04/01/14	B3	114	140,790
Oregon Steel Mills, Inc.
Gtd. Notes
10.00%	07/15/09	B2	25	27,813
Russel Metals, Inc.
Sr. Notes
6.375%	03/01/14	Ba3	160	162,400
Ryerson Tull, Inc. 144A
Sr. Notes(g)
8.25%	12/15/11	B2	50	50,500
United States Steel LLC
Sr. Notes
10.75%	08/01/08	Ba2	75	88,312

				1,074,815

Oil & Gas Exploration & Production — 0.4%
Pemex Project Funding Master Trust
Gtd. Notes
8.625%	02/01/22	Baa1	250	290,875
9.25%	03/30/18(g)	Baa1	250	310,000

				600,875

Packaging — 0.6%
Anchor Glass Container Corp.
11.00%	02/15/13	B2	75	80,250

SEE NOTES TO FINANCIAL STATEMENTS.

B11

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Packaging (cont’d.)
Berry Plastics Corp.
Gtd. Notes
10.75%	07/15/12	B3	$100	$114,500
Crown European Holdings SA
Notes
9.50%	03/01/11	B1	100	114,000
Graham Packaging Co., Inc. 144A
Sr. Notes(g)
8.50%	10/15/12	Caa1	25	26,250
Sr. Sub. Notes(g)
9.875%	10/15/14	Caa2	75	80,063
Greif Brothers Corp.
Sr. Sub. Notes
8.875%	08/01/12	B1	175	194,688
Owens-Brockway Glass Container
Sr. Gtd. Sec’d. Notes
8.75%	11/15/12	B1	215	242,412
Portola Packaging, Inc.
Sr. Notes
8.25%	02/01/12	Caa1	75	59,250
Silgan Holdings, Inc.
Sr. Sub. Notes
6.75%	11/15/13	B1	50	52,000

				963,413

Paper — 0.7%
Abitibi-Consolidated, Inc.
Bonds
8.30%	08/01/05	Ba3	150	153,375
Gtd. Notes
5.25%	06/20/08	Ba3	50	48,937
Ainsworth Lumber Co. Ltd.
Sr. Notes
6.75%	03/15/14	B2	130	127,238
Ainsworth Lumber Co. Ltd. 144A
Sr. Notes(g)
7.25%	10/01/12	B2	10	10,175
Bowater Finance Corp. (Canada)
Gtd. Notes
7.95%	11/15/11	Ba3	75	80,818
Caraustar Industries, Inc.
Sr. Sub. Notes
9.875%	04/01/11	Caa1	25	27,125
Cascades, Inc. 144A (Canada)
Sr. Notes(g)
7.25%	02/15/13	Ba3	70	74,200
7.25%	02/15/13	Ba3	25	26,500
Cellu Tissue Holdings, Inc.
Sec’d Notes
9.75%	03/15/10	B2	125	129,687
Georgia-Pacific Corp.
Notes
8.125%	05/15/11	Ba3	30	34,500
8.875%	05/15/31	Ba3	100	125,000
Notes (cost $77,421; purchased 05/13/04)(h)
7.50%	05/15/06	Ba3	75	78,562

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Paper (cont’d.)
Millar Western Forest Products, Ltd.
Sr. Notes
7.75%	11/15/13	B2	$65	$69,550
Norske Skog Canada, Ltd.
Sr. Notes
7.375%	03/01/14	Ba3	75	78,188
Tembec Industries, Inc. (Canada)
Gtd. Notes
7.75%	03/15/12	Ba3	80	77,400
8.50%	02/01/11	Ba3	25	25,125

				1,166,380

Pipelines & Other — 1.0%
Amerigas Partners LP
Sr. Notes
8.875%	05/20/11	B2	50	54,500
Aventine Renewable Energy 144A
Sec’d. Notes(g)
8.501%	12/15/11(b)	B3	100	101,000
El Paso Corp.
Sr. Notes
7.00%	05/15/11	Caa1	465	470,231
El Paso Production Holding Co.
Gtd. Notes
7.75%	06/01/13	B3	150	157,125
Enterprise Products Operating LP 144A
Sr. Notes(g)
5.60%	10/15/14	Baa3	75	75,665
Ferrellgas Partners LP
Sr. Notes
8.75%	06/15/12	B2	50	54,500
Markwest Energy Partners LP 144A
Sr. Notes(g)
6.875%	11/01/14	B1	25	25,375
Pacific Energy Partners Finance
Sr. Notes
7.125%	06/15/14	Ba2	25	26,625
Plains All American Pipeline LP
Sr. Notes
7.75%	10/15/12	Baa3	25	29,244
Tennessee Gas Pipeline Co.
Debs.
7.00%	10/15/28	B1	50	50,125
7.625%	04/01/37	B1	145	152,069
Debs. (cost $78,953; purchased 12/03/02-12/09/02)(h)
7.00%	03/15/27	B1	90	94,484
TransMontaigne, Inc.
Sr. Sub. Notes
9.125%	06/01/10	B3	35	37,975
Williams Cos., Inc.
Notes
7.125%	09/01/11	B1	225	245,813
8.125%	03/15/12	B1	40	46,200

				1,620,931

SEE NOTES TO FINANCIAL STATEMENTS.

B12

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Real Estate Investment Trust — 0.1%
OMEGA Healthcare Investors, Inc.
Notes
6.95%	08/01/07	B1	$100	$103,750
Sr. Notes
7.00%	04/01/14	B1	25	25,688

				129,438

Retailers — 0.6%
Asbury Automotive Group, Inc. 144A
Sr. Sub. Notes(g)
8.00%	03/15/14	B3	25	24,750
AutoNation, Inc.
Gtd. Notes
9.00%	08/01/08	Ba2	35	39,988
Finlay Fine Jewelry Corp.
Sr. Notes
8.375%	06/01/12	B1	45	48,600
General Nutrition Centers, Inc.
Sr. Sub. Notes
8.50%	12/01/10	Caa1	50	47,250
Group 1 Automotive, Inc.
Sr. Sub. Notes
8.25%	08/15/13	B1	75	79,687
JC Penney Co., Inc.
Debs.
7.125%	11/15/23	Ba2	75	79,875
7.40%	04/01/37	Ba2	235	250,862
Jean Coutu Group (PJC), Inc. 144A
Sr. Notes(g)
7.625%	08/01/12	B2	50	52,875
Sr. Sub. Notes(g)
8.50%	08/01/14	B3	45	46,125
Lazydays RV Center, Inc.
Sr. Notes
11.75%	05/15/12	B3	120	130,500
Pantry, Inc. (The)
Sr. Sub. Notes
7.75%	02/15/14	B3	85	90,525
Saks, Inc.
Gtd. Notes
7.375%	02/15/19	Ba3	85	84,150
Sonic Automotive, Inc.
Sr. Sub. Notes
8.625%	08/15/13	B2	40	42,650
Toys “R” Us, Inc.
Notes
7.875%	04/15/13	Ba2	50	49,625

				1,067,462

Technology — 0.8%
Amkor Technology, Inc.
Sr. Notes
7.125%	03/15/11	B3	25	23,500
Celestica Inc
Sr. Sub. Notes
7.875%	07/01/11	Ba3	50	53,625

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Technology (cont’d.)
Fairchild Semiconductor International, Inc.
Sr. Sub. Notes
10.50%	02/01/09	B2	$100	$105,500
Flextronics International, Ltd. 144A (Singapore)
Sr. Sub. Notes(g)
6.25%	11/15/14	Ba2	50	49,500
Freescale Semiconductor, Inc.
Sr. Notes
6.875%	07/15/11	Ba2	50	53,625
Iron Mountain, Inc.
Gtd. Notes
8.625%	04/01/13	Caa1	95	100,937
Magnachip Semiconductor SA 144A
Sec’d. Notes(g)
6.875%	12/15/11	Ba3	75	77,250
Sr. Sub. Notes(g)
8.00%	12/15/14	B2	75	78,187
Nortel Networks Corp.
Sr. Gtd. Notes
4.25%	09/01/08	B3	25	24,313
Nortel Networks, Ltd. (Canada)
Conv. Notes
6.125%	02/15/06	B3	65	66,138
Sanmina-SCI Corp.
Gtd. Notes
10.375%	01/15/10	Ba2	125	143,437
STATS ChipPAC, Ltd. 144A
Sr. Notes(g)
6.75%	11/15/11	Ba2	100	99,000
UGS Corp. 144A
Sr. Sub. Notes(g)
10.00%	06/01/12	B3	150	170,625
Unisys Corp.
Sr. Notes
8.125%	06/01/06	Ba1	75	78,938
Xerox Corp.
Sr. Notes
6.875%	08/15/11	Ba2	125	133,125
Sr. Notes
7.625%	06/15/13	Ba2	75	82,312

				1,340,012

Telecommunications — 1.9%
Alamosa Delaware, Inc.
Gtd. Notes
11.00%	07/31/10	Caa1	50	58,875
Sr. Notes
8.50%	01/31/12	Caa1	25	27,313
AT&T Corp.
Sr. Notes
9.05%	11/15/11	Ba1	180	207,225
Cincinnati Bell, Inc.
Sr. Sub. Notes
8.375%	01/15/14	B3	60	60,750
Citizens Communications Co.
Notes
9.25%	05/15/11	Ba3	105	122,850

SEE NOTES TO FINANCIAL STATEMENTS.

B13

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Telecommunications (cont’d.)
Sr. Notes
6.25%	01/15/13	Ba3	$75	$75,562
Crown Castle International Corp.
Sr. Notes
7.50%	12/01/13	B3	100	107,500
9.375%	08/01/11	B3	25	28,000
10.75%	08/01/11	B3	100	108,500
Dobson Cellular Systems, Inc. 144A
Sec’d. Notes(g)
6.96%	11/01/11(b)	B2	25	25,875
8.375%	11/01/11	B2	25	25,813
Eircom Funding
Gtd. Notes (Ireland)
8.25%	08/15/13	B1	65	71,825
MCI, Inc.
Sr. Notes
7.688%	05/01/09	B2	225	232,875
8.735%	05/01/14	B2	55	59,125
Nextel Communications, Inc.
Sr. Notes
5.95%	03/15/14	Ba3	50	51,750
7.375%	08/01/15	Ba3	200	220,000
Qwest Communications International, Inc. 144A
Sr. Notes(g)
7.50%	02/15/14	B3	100	101,000
Qwest Corp. 144A
Sr. Notes(g)
7.875%	09/01/11	Ba3	100	108,500
Qwest Services Corp. 144A
Notes(g)
14.00%	12/15/10	Caa1	363	436,507
Rogers Wireless Communications, Inc. (Canada)
Sec’d. Notes
9.625%	05/01/11	Ba3	95	111,387
SBC Communications, Inc. 144A
Notes(g)
4.206%	06/05/21	A2	600	603,450
Ubiquitel Operating Co.
Sr. Note
9.875%	03/01/11	Caa1	25	28,063
Ubiquitel Operating Co. 144A
Sr. Note(g)
9.875%	03/01/11	Caa1	50	56,125
US Unwired, Inc.
Sec’d Notes
6.74%	06/15/10(b)	B2	25	25,875
Verizon Wireless Capital LLC 144A(g)
2.415%	05/23/05(b)	A3	300	299,920

				3,254,665

Tobacco — 0.1%
DIMON, Inc.
Gtd. Notes
9.625%	10/15/11	B1	65	71,175
North Atlantic Trading Co.
Sr. Notes
9.25%	03/01/12	B2	25	21,125

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)		Value (Note 2)
CORPORATE BONDS (Continued)
Tobacco (cont’d.)
Standard Commercial Corp.
Sr. Notes
8.00%	04/15/12	Ba3		$75	$77,063

					169,363

TOTAL CORPORATE BONDS (cost $33,456,397)					35,295,083

FOREIGN GOVERNMENT OBLIGATIONS — 3.9%
Federal Republic of Brazil
8.00%	04/15/14	B1		334	342,194
8.25%	01/20/34	B1		45	43,808
12.00%	04/15/10	B1		300	370,500
German Government Bonds
5.25%	07/04/10	Aaa	EUR	400	601,060
Panamanian Government Bonds
9.625%	02/08/11	Ba1		250	295,000
Republic of Colombia
Notes
10.00%	01/23/12	Ba2		75	86,625
Russian Federation
5.00%	03/31/30	Baa3		1,050	1,077,825
United Kingdom Treasury Stock
5.00%	03/07/12	AAA(e)	GBP	500	988,269
5.00%	09/07/14	Aaa	GBP	1,300	2,585,724
United Mexican States
8.125%	12/30/19	Baa2		170	199,495

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (cost $6,289,015)					6,590,500

PREFERRED STOCKS			Shares
Media & Entertainment
PRIMEDIA, Inc., Ser. D				250	25,000

Telecommunications
McLeodUSA, Inc., Ser. A				1,043	3,901

TOTAL PREFERRED STOCKS (cost $246,465)					28,901

			Principal Amount (000)
CONVERTIBLE BOND — 0.1%
Capital Goods — 0.1%
Tyco International Group SA 144A(g) (cost $50,000)
3.125%	01/15/23	Baa3		$50	84,000

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.7%
Ocwen Mortgage Loan Asset Backed Certificates
Ser. 1998-OFS3, Cl. A
3.0375%	10/25/29(b)	AAA(e)		6	6,424

SEE NOTES TO FINANCIAL STATEMENTS.

B14

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
Structured Asset Mortgage Investments, Inc.
3.438%	02/25/30	Aaa	$20	$20,297
Washington Mutual, Inc.
Ser. 2003-R1, Class A1
2.6875%	12/25/27(b)	Aaa	1,139	1,138,027

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $1,165,723)				1,164,748

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.4%
Small Business Administration
Gtd. Notes
7.59%	01/01/20	Aaa	282	313,377
Small Business Investment Cos.
8.017%	02/10/10	Aaa	268	291,612

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $550,546)				604,989

U.S. GOVERNMENT SECURITIES — 11.9%
United States Treasury Bonds
2.375%	01/15/25		203	216,558
6.00%	02/15/26		300	343,652
8.875%	08/15/17		1,550	2,196,519
United States Treasury Notes
0.875%	04/15/10		907	897,939
2.00%	01/15/14		1,343	1,389,875
3.625%	01/15/08		414	450,412
4.875%	02/15/12		13,150	13,898,932
United States Treasury, TIPS
3.375%	01/15/07(d)		482	510,360

TOTAL U.S. GOVERNMENT SECURITIES (cost $19,880,601)				19,904,247

MORTGAGE BACKED SECURITIES — 6.1%
Federal Home Loan Mortgage Corp.
2.853%	11/15/30(b)		35	35,477
Federal National Mortgage Assn.
6.875%	08/01/09		951	1,044,107
4.147%	05/01/36(b)		305	309,756
4.50%	08/01/33		554	536,098
4.50%	TBA		3,000	2,898,750
5.00%	01/01/19		197	199,905
5.00%	TBA		3,000	2,975,625
6.00%	TBA		300	310,125
6.20%	08/01/29(b)		64	65,703
6.50%	06/01/18		195	205,951
6.50%	10/01/21		163	172,365
6.50%	11/01/21		140	148,196
6.50%	10/01/32		100	105,019
Government National Mortgage Assn.
3.375%	04/20/27(b)		159	162,385
3.75%	08/20/24(b)		12	12,658
4.00%	11/20/29(b)		89	90,266
4.625%	10/20/27(b)		56	56,692
7.50%	02/20/30		633	674,874
8.00%	08/20/31		30	32,055
8.50%	02/20/26		3	2,800
8.50%	04/20/26		2	2,033

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
MORTGAGE BACKED SECURITIES (Continued)
8.50%	10/20/29		$22	$23,572
8.50%	07/15/30		29	32,063
8.50%	09/20/30		11	11,527
8.50%	04/20/31		14	14,759

TOTAL MORTGAGE BACKED SECURITIES (cost $9,948,244)				10,122,761

MUNICIPAL BONDS — 1.6%
Golden State Tobacco Securitization Corp.
Ser. 2003-A-1
6.25%	06/01/33	Baa3	300	300,174
Massachusetts State Water Resources Authority Ser. J
5.00%	08/01/32	Aaa	250	255,335
Michigan St. Bldg. Auth. Rev.
5.25%	10/15/11	Aaa	400	449,948
New Jersey St. Trans. Trust Fd. Auth.
5.00%	06/15/12	A1(e)	600	656,832
San Antonio, Texas Water Revenue
5.00%	05/15/25	Aaa	500	517,890
Tobacco Settlement Financing Corp.
5.875%	05/15/39	Baa3	290	260,101
6.375%	06/01/32	Baa3	250	240,450

TOTAL MUNICIPAL BONDS (cost $2,559,399)				2,680,730

TOTAL LONG-TERM INVESTMENTS (cost $126,487,584)				143,760,801

SHORT-TERM INVESTMENTS — 17.5%
CORPORATE BONDS — 5.0%
Automobiles — 0.5%
Daimler Chrysler North America Holding Corp.
Gtd. Notes
7.40%	01/20/05	A3(e)	600	601,467
Ford Motor Credit Co.
2.52%	04/07/05	NR	200	198,656
General Motors Acceptance Corp.
2.495%	04/05/05	NR	100	99,348

				899,471

Consumer Products — 1.9%
Kimberly Clark Worldwide
2.15%	01/20/05	PRIM1	1,500	1,498,298
Pfizer, Inc.
2.24%	03/18/05	NR	1,600	1,592,434

				3,090,732

Diversified Financials — 1.6%
Bank Of America Certificate
2.44%	03/23/05	PRIM1	1,200	1,200,000
Citibank Certificate
2.45%	03/21/05	A1(e)	1,300	1,300,000
2.465%	03/29/05	NR	100	100,000

				2,600,000

Energy — 1.0%
General Electric Capital Corp.
2.28%	02/23/05	PRIM1	1,600	1,594,629

SEE NOTES TO FINANCIAL STATEMENTS.

B15

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Energy (cont’d.)
2.32%	02/24/05	PRIM1	$100	$99,652

				1,694,281

TOTAL CORPORATE BONDS (cost $8,284,491)				8,284,484

U.S. GOVERNMENT SECURITIES — 6.5%
Federal Home Loan Bank
0.01%	01/14/05	PRIM1	1,700	1,698,803
2.33%	03/15/05	PRIM1	4,000	3,981,101
Federal Home Loan Mortgage Corp.
2.53%	05/10/05	PRIM1	4,500	4,459,204
United States Treasury Bills
2.172%	03/03/05(d)	Aaa	10	9,963
2.18%	03/03/05	Aaa	50	49,816
2.195%	03/03/05	Aaa	250	249,070
2.205%	03/17/05(d)	Aaa	315	313,663

TOTAL U.S. GOVERNMENT SECURITIES (cost $10,761,510)				10,761,620

REPURCHASE AGREEMENT — 2.4%
State Street Bank & Trust Co., 1.75%, 01/03/05(f) (cost $4,050,245)			4,050	4,050,245

			Shares
MUTUAL FUND — 3.6%
Dryden Core Investment Fund —Taxable Money Market Series (cost $6,083,036)			6,083,036	6,083,036

			Contracts/ Notional (000)
OUTSTANDING OPTIONS PURCHASED(a)
Put Options
Euro Futures, expiring 12/19/05 @ $93.0			25	125
Swap Option 3 month LIBOR, expiring 2/18/05 @ $4.9			800	533

TOTAL OUTSTANDING OPTIONS PURCHASED (cost $2,080)				658

TOTAL SHORT-TERM INVESTMENTS (cost $29,181,362)				29,180,043

TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN AND SHORT SALES — 103.6% (cost $155,668,946)				172,940,844

Interest Rate	Maturity Date	Moody’s Rating	Principal Amount (000)
INVESTMENTS SOLD SHORT — (7.3%)
United States Treasury Notes
3.625%	05/15/13	Aaa	4,800	(4,651,310)
3.875%	02/15/13	Aaa	7,600	(7,498,472)

TOTAL INVESTMENTS SOLD SHORT (cost $(12,092,228))				(12,149,782)

OUTSTANDING OPTIONS WRITTEN(a)	Contracts/ Notional (000)	Value (Note 2)
Call Options
Swap Option 3 month LIBOR, expiring 1/07/05 @ $5.0	200	$(8,257)
Swap Option 3 month LIBOR, expiring 9/23/05 @ $4.0	2,900	(20,462)
Swap Option 3 month LIBOR, expiring 9/23/05 @ $4.0	600	(4,234)
United States Treasury Notes 10Yr Futures, expiring 2/18/05 @ $113.0	11	(5,500)
United States Treasury Notes 10Yr Futures, expiring 2/18/05 @ $114.0	23	(5,391)

		(43,844)

Put Options
Swap Option 3 month LIBOR, expiring 1/07/05 @ $7.0	200	0
Swap Option, expiring 9/23/05 @ $7.0	600	(198)
United States Treasury Notes 10Yr Futures, expiring 2/18/05 @ $108.0	42	(3,938)

		(4,136)

TOTAL OUTSTANDING OPTIONS WRITTEN (premium received $99,789)		(47,980)

TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN AND INVESTMENTS SOLD SHORT — 96.3% (cost $143,476,929; Note 6)		160,743,082

UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS(j)		(12,504)
VARIATION MARGIN ON OPEN FUTURES CONTRACTS, NET(i)		37,299
OTHER ASSETS IN EXCESS OF OTHER LIABILITIES — 3.7%		6,200,971

NET ASSETS — 100%		$166,968,848

The industry classification of portfolio holdings and other assets in excess of other liabilities shown as a percentage of net assets as of December 31, 2004 was as follows:

U.S. Government Securities	18.8%
Mortgage Backed Securities	6.1%
Diversified Financial Services	3.9%
Mutual Fund	3.6%
Foreign Government Obligations	3.4%
Repurchase Agreement	2.4%
Media & Entertainment	2.4%
Software	2.2%
Oil & Gas	2.2%
Pharmaceuticals	2.1%
Electric	2.1%
Telecommunications	2.0%
Consumer Products	1.9%
Insurance	1.9%
Health Care Providers & Services	1.8%
Municipal Bonds	1.6%

SEE NOTES TO FINANCIAL STATEMENTS.

B16

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Food & Staples Retailing	1.6%
Capital Markets	1.6%
Healthcare & Pharmaceuticals	1.6%
Internet Software & Services	1.5%
Biotechnology	1.5%
Specialty Retail	1.4%
Electric Utilities	1.4%
Energy Equipment & Services	1.4%
Industrial Conglomerates	1.4%
Chemicals	1.3%
Computers & Peripherals	1.2%
Capital Goods	1.2%
Energy	1.2%
Gaming	1.1%
Commercial Services & Supplies	1.1%
Hotels, Restaurants & Leisure	1.1%
Communications Equipment	1.0%
Paper & Forest Products	1.0%
Aerospace & Defense	1.0%
Pipelines & Other	1.0%
Household Durables	1.0%
Automobiles	0.9%
Commercial Banks	0.9%
Lodging	0.8%
Electronic Equipment & Instruments	0.8%
Technology	0.8%
Metals & Mining	0.8%
Health Care Equipment & Supplies	0.8%
Semiconductors & Semiconductor Equipment	0.7%
Cable	0.7%
Internet & Catalog Retail	0.7%
Collateralized Mortgage Obligations	0.7%
Consumer Finance	0.6%
Retailers	0.6%
Wireless Telecommunication Services	0.6%
Energy – Other	0.6%

Diversified Telecommunication Services	0.6%
Packaging	0.6%
Non-Corporate	0.5%
Tobacco	0.5%
Health Care	0.4%
Multi-Utilities	0.4%
Household Products	0.4%
Multi-line Retail	0.4%
Building Materials & Construction	0.4%
Oil & Gas Exploration & Production	0.4%
Consumer Services	0.4%
Office Electronics	0.3%
Air Freight Couriers & Logistics	0.3%
Personal Products	0.3%
Textiles & Apparel	0.2%
Real Estate Investment Trust	0.2%
IT Consulting & Services	0.2%
Airlines	0.2%
Machinery	0.2%
Thrifts & Mortgage Finance	0.1%
Road & Rail	0.1%
Building Products	0.1%
Gas Utilities	0.1%
Real Estate	0.1%
Leisure Equipment & Products	0.1%
Warrants & Rights	0.1%
Investments Sold Short	(7.3)%

96.3%
Other assets in excess of other liabilities	3.7%

100.0%

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
TBA	Securities purchased on a forward commitment basis
TIPS	U.S. Treasury Inflation Protected Security

(a)	Non-income producing security.

(b)	Rate shown reflects current rate of variable instruments.

(c)	Issuer in default.

(d)	Security segregated as collateral for futures contracts.

(e)	Standard & Poor’s rating.

(f)	State Street Repurchase Agreement, repurchase price $4,050,836 due 01/03/05. The value of the collateral including accrued interest was $4,177,197. The collateral consists of US Treasury or federal agency obligations.

(g)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

(h)	Indicates a security that has been deemed illiquid. The aggregate cost of the illiquid securities is $1,531,301. The aggregate value, $1,442,687 represents 0.86% of the net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

B17

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

(i)	Open futures contracts as of December 31, 2004 were as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2004	Unrealized Appreciation/ (Depreciation)
Long Positions:
14	German 5 YR Bonds	Mar 05	$2,152,896	$2,148,430	$(4,466)
13	German 10 YR Bonds	Mar 05	2,087,859	2,095,514	7,655
6	LIBOR	Mar 05	1,387,201	1,369,946	(17,255)
6	LIBOR	Dec 05	1,371,482	1,371,530	48
9	Eurodollar	Mar 05	2,185,361	2,184,638	(723)
18	Eurodollar	Jun 05	4,374,224	4,357,125	(17,099)
17	Eurodollar	Sep 05	4,123,091	4,105,925	(17,166)
20	Eurodollar	Dec 05	4,793,500	4,822,000	28,500
88	U.S. Treasury 5 YR Notes	Mar 05	9,636,950	9,638,750	1,800
48	U.S. Treasury 10 YR Notes	Mar 05	5,393,771	5,373,000	(20,771)
9	U.S. Treasury Bonds	Mar 05	1,011,427	1,012,500	1,073

					$(38,404)

(j)	Outstanding forward foreign currency contracts as of December 31, 2004 were as follows:

Forward Foreign Currency Contract	Value at Settlement Date	Value at December 31, 2004	Unrealized Appreciation/ (Depreciation)
Bought:
Euro expiring 01/10/05	$50,533	$51,655	$1,122
Japanese Yen expiring 01/27/05	67,045	68,446	1,401
Japanese Yen expiring 01/27/05	84,748	86,370	1,622

			4,145

Sold:
Euro expiring 01/10/05	264,633	267,791	(3,158)
Euro expiring 01/10/05	261,967	267,791	(5,824)
Pound Sterling expiring 01/13/05	2,535,371	2,537,644	(2,273)
Japanese Yen expiring 01/27/05	101,829	106,434	(4,605)
Japanese Yen expiring 01/27/05	48,101	48,890	(789)

			(16,649)

			$(12,504)

SEE NOTES TO FINANCIAL STATEMENTS.

B18

JENNISON 20/20 FOCUS PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 96.3%		Value (Note 2)
COMMON STOCKS	Shares
Aerospace & Defense — 2.3%
Northrop Grumman Corp.	70,800	$3,848,688

Biotechnology — 4.4%
Genentech, Inc.(a)	94,600	5,150,024
Gilead Sciences, Inc.(a)	63,700	2,228,863

		7,378,887

Capital Markets — 4.8%
Lehman Brothers Holdings, Inc.	38,200	3,341,736
Merrill Lynch & Co., Inc.	79,400	4,745,738

		8,087,474

Chemicals — 2.4%
E. I. du Pont de Nemours & Co.	84,500	4,144,725

Computers & Peripherals — 2.5%
Apple Computer, Inc.(a)	65,900	4,243,960

Consumer Finance — 2.5%
American Express Co.	75,600	4,261,572

Diversified Financial Services — 4.5%
J.P. Morgan Chase & Co.	109,400	4,267,694
Principal Financial Group, Inc.	81,200	3,324,328

		7,592,022

Diversified Telecommunication Services — 1.6%
SBC Communications, Inc.	106,400	2,741,928

Electric Utilities — 2.7%
TXU Corp.	70,300	4,538,568

Electronic Equipment & Instruments — 2.5%
Agilent Technologies, Inc.(a)	178,700	4,306,670

Energy Equipment & Services — 5.0%
Schlumberger Ltd.	72,200	4,833,790
Smith International, Inc.(a)	65,400	3,558,414

		8,392,204

Food Products — 2.4%
Cadbury Schweppes, ADR (United Kingdom)	107,300	4,045,210

Food & Staples Retailing — 4.7%
Kroger Co.(a)	204,200	3,581,668
Whole Foods Market, Inc.	45,700	4,357,495

		7,939,163

Health Care Providers & Services — 2.1%
CIGNA Corp.	44,100	3,597,237

Hotels, Restaurants & Leisure — 2.7%
Starbucks Corp.(a)	72,600	4,527,336

Industrial Conglomerates — 7.3%
General Electric Co.	139,400	5,088,100
Phelps Dodge Corp.	35,900	3,551,228
Tyco International Ltd. (Bermuda)	105,200	3,759,848

		12,399,176

Internet & Catalog Retail — 3.3%
eBay, Inc.(a)	48,000	5,581,440

Internet Software & Services — 5.4%
Google, Inc. (Class “A” Stock)(a)	23,700	4,576,470
Yahoo!, Inc.(a)	122,900	4,630,872

		9,207,342

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Multi-Utilities & Unregulated Power — 2.1%
Sempra Energy	98,600	$3,616,648

Multiline Retail — 2.7%
Target Corp.	87,900	4,564,647

Office Electronics — 3.7%
Xerox Corp.(a)	367,700	6,254,577

Oil & Gas — 5.4%
Nexen, Inc.	101,300	4,117,845
Suncor Energy, Inc. (Canada)	142,000	5,026,800

		9,144,645

Paper & Forest Products — 2.1%
Georgia-Pacific Corp.	94,400	3,538,112

Personal Products — 2.2%
Estee Lauder Companies, Inc. (Class “A” Stock)	83,100	3,803,487

Pharmaceuticals — 4.2%
Eli Lilly & Co.	52,900	3,002,075
Novartis AG, ADR (Switzerland)	80,100	4,048,254

		7,050,329

Semiconductors & Semiconductor Equipment — 1.7%
Marvell Technology Group Ltd. (Bermuda)(a)	82,100	2,912,087

Software — 5.5%
Electronic Arts, Inc.(a)	82,400	5,082,432
Microsoft Corp.	157,700	4,212,167

		9,294,599

Specialty Retail — 2.1%
Toys “R” Us, Inc.(a)	170,100	3,481,947

Wireless Telecommunication Services — 1.5%
Nextel Communications, Inc. (Class “A” Stock)(a)	86,200	2,586,000

TOTAL LONG-TERM INVESTMENTS (cost $133,997,276)		163,080,680

SHORT-TERM INVESTMENTS — 4.3%
Mutual Fund — 4.2%
Dryden Core Investment Fund — Taxable Money Market Series (Note 4)	7,209,694	7,209,694

	Principal Amount (000)
Repurchase Agreement — 0.1%
State Street Bank & Trust Co., 1.75%, 1/3/05(b)	$121	120,782

TOTAL SHORT-TERM INVESTMENTS (cost $7,330,476)		7,330,476

TOTAL INVESTMENTS — 100.6% (cost $141,327,752; Note 6)		170,411,156
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.6)%		(966,547)

NET ASSETS — 100%		$169,444,609

SEE NOTES TO FINANCIAL STATEMENTS.

B19

JENNISON 20/20 FOCUS PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

The following abbreviation is used in portfolio descriptions:

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $120,800 due 1/3/05. The value of the collateral including accrued interest was $128,886. Collateralized by United States Treasury or federal agency obligations.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Industrial Conglomerates	7.3%
Software	5.5
Internet Software & Services	5.4
Oil & Gas	5.4
Energy Equipment & Services	5.0
Capital Markets	4.8
Food & Staples Retailing	4.7
Diversified Financial Services	4.5
Biotechnology	4.4
Mutual Fund	4.2
Pharmaceuticals	4.2
Office Electronics	3.7
Internet & Catalog Retail	3.3
Multiline Retail	2.7
Electric Utilities	2.7
Hotels, Restaurants & Leisure	2.7
Electronic Equipment & Instruments	2.5
Consumer Finance	2.5
Computers & Peripherals	2.5
Food Products	2.4
Chemicals	2.4
Aerospace & Defense	2.3
Personal Products	2.2
Multi-Utilities & Unregulated Power	2.1
Health Care Providers & Services	2.1
Paper & Forest Products	2.1
Specialty Retail	2.1
Semiconductors & Semiconductor Equipment	1.7
Diversified Telecommunication Services	1.6
Wireless Telecommunication Services	1.5
Repurchase Agreement	0.1

100.6
Liabilities in excess of other assets	(0.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B20

NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND, INC.

Note 1:	General

The Prudential Series Fund, Inc. (“Series Fund”), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of thirty-six Portfolios (“Portfolio” or “Portfolios”), each with a separate series of capital stock. The information presented in these financial statements pertains to two Portfolios: Diversified Conservative Growth Portfolio and Jennison 20/20 Focus Portfolio.

The Portfolios of the Series Fund have the following as investment objectives:

Diversified Conservative Growth Portfolio:    Current income and a reasonable level of capital appreciation by investing primarily in a diversified portfolio of debt and equity securities.

Jennison 20/20 Focus Portfolio:    Long-term growth of capital by investing primarily in up to 40 equity securities of U.S. companies that the Portfolio manager believe to have strong capital appreciation potential.

The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country.

Note 2:	Accounting Policies

The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

Securities Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange, or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series fund’s normal pricing time, are valued at fair value in accordance with Board of Directors’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of December 31, 2004 there were no foreign securities whose value required adjustment in accordance with such procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities that are held in the Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value. The amortized cost method values a security at its cost at the time of purchase and there after assumes a constant amortization to maturity of any discount or premium.

C1

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund’s policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults or the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

Foreign Currency Translation:    The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities – at the current daily rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the year, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Short Sales:    Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open on record date are recorded on the ex-date as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Portfolio maintains a segregated account of securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to short sales.

Options:    The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency

C2

exchange rates or currencies with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Series Fund has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gains (losses) on purchased options are included in net realized gains (losses) on investment transactions. Gains (losses) on written options are presented separately as net realized gains (losses) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the contract may be exercised. As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series Fund intends to purchase, against fluctuations in value caused by changes in prevailing rates or market conditions. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

Swaps:    Certain portfolios of the Series Fund may enter into swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolios enter into interest rate, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolios with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (Market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gains (losses) are realized on the termination date of the swap and is equal to the difference between a Portfolio’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Portfolios may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending:    The Series Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail

C3

financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series Fund also continues to receive interest and dividends or amounts equivalent thereto on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

When-Issued/Delayed Delivery Securities:    Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Series Fund’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly to a Portfolio or class level.

For Portfolios with multiple classes of shares, net investment income (loss) (other than administration and distribution fees, which are charged to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Custody Fee Credits:    The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statements of Operations.

Taxes:    For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. It is each Portfolio’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund’s understanding of the applicable country’s tax rules and regulations.

Dividends and Distributions:    Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The Portfolios will declare and distribute dividends from net investment income and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par, as appropriate.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3:	Agreements

The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. (“PIM”), Jennison Associates LLC (“Jennison”), RS Investment Management, L.P. (“RS”), Pacific Investment Management Company LLC (“PIMCO”) and EARNEST Partners LLC (“EARNEST”) (collectively, the “Subadvisers”), under which each provides investment advisory services for certain Portfolios of the Series Fund. PI pays for the services of the Subadvisers, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

C4

The management fee paid to PI is computed daily and payable monthly, at the annual rates specified below, of the value of each of the Portfolio’s average daily net assets.

Portfolio	Management Fee	Effective Management Fee
Diversified Conservative Growth Portfolio	0.75%	0.75%
Jennison 20/20 Focus Portfolio	0.75	0.75

The Subadvisers provide investment advisory services to the Portfolios as follows. Where more than one Subadviser is listed, each Subadviser provides services to a segment of the Portfolio:

Portfolio	Subadviser(s)
Diversified Conservative Growth Portfolio	EARNEST, RS, Jennison, PIMCO, PIM
Jennison 20/20 Focus Portfolio	Jennison

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PI which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PIMS, PI, PIM and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 4:	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent. Transfer agent fees and expenses in the Statements of Operations include certain out-of-pocket expense paid to nonaffiliates, where applicable. During the year ended December 31, 2004, the Series Fund incurred fees for the services of PMFS and as of December 31, 2004 fees were due to PMFS as follows:

Portfolio	Amount Incurred for the Year Ended December 31, 2004	Amount Due as of December 31, 2004
Diversified Conservative Growth Portfolio	$400	$30
Jennison 20/20 Focus Portfolio	1,000	100

For the year ended December 31, 2004, Prudential Equity Group, LLC, an indirect wholly-owned subsidiary of Prudential and Wachovia Securities, LLC, an affiliate of PI, earned brokerage commissions from transactions executed on behalf of the Series Fund Portfolios as follows:

Portfolio	Prudential Equity Group	Wachovia
Diversified Conservative Growth Portfolio	$1,796	$2,586
Jennison 20/20 Focus Portfolio	5,648	985

Certain Portfolios invest in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended December 31, 2004, the following Portfolios earned income from the Series by investing their excess cash:

Portfolio	Excess Cash Investment
Diversified Conservative Growth Portfolio	$82,243
Jennison 20/20 Focus Portfolio	101,669

C5

Note 5:	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2003 were as follows:

Cost of Purchases:

Portfolio
Diversified Conservative Growth Portfolio	$109,038,491
Jennison 20/20 Focus Portfolio	152,115,444

Proceeds from Sales:

Portfolio
Diversified Conservative Growth Portfolio	$118,092,672
Jennison 20/20 Focus Portfolio	108,752,878

The Diversified Conservative Growth Portfolio’s written options activity for the year ended December 31, 2004 was as follows:

Diversified Conservative Growth Portfolio	Contracts/ Notional (000)	Premiums
Balance as of December 31, 2003	15,200	$275,482
Options written	1,809	99,443
Options expired	(9,184)	(220,143)
Options terminated in closing purchase transactions	(3,200)	(37,568)
Options exercised	(49)	(17,425)

Balance as of December 31, 2004	4,576	$99,789

The Diversified Conservative Portfolio Portfolio entered into interest rate swap agreements during the year. Details of the swap agreements outstanding as of December 31, 2004 were as follows:

Diversified Conservative Growth Portfolio:
Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Greenwich Capital Derivatives, Inc. (b)	06/15/10		$1,600	4.00%	3 month LIBOR	$8,879
Lehman Brothers (b)	06/15/15		$2,000	5.00%	3 month LIBOR	9,914
Barclays (b)	06/15/07		$600	4.00%	3 month LIBOR	1,013
Morgan Stanley Capital (b)	06/15/15		$1,900	5.00%	3 month LIBOR	(2,761)
UBS Warburg (b)	06/17/10	EUR	800	4.00%	6 month Euribor	27,435
UBS Warburg (a)	12/15/14	EUR	3,500	5.00%	6 month Euribor	(392,264)
Merrill Lynch & Co. (b)	06/15/08	GBP	400	5.00%	6 month LIBOR	6,338
UBS Warburg (a)	12/16/14		$1,400	5.00%	3 month LIBOR	811
UBS Warburg (b)	12/16/19		$1,800	6.00%	3 month LIBOR	2,694

						$(337,941)

(a)	Portfolio pays the fixed rate and receives the floating rate.
(b)	Portfolio pays the floating rate and receives the fixed rate.

The Diversified Conservative Growth Portfolio entered into credit default swap agreements during the year ended December 31, 2004. Details of the swap agreements outstanding as of December 31, 2004 were as follows:

Diversified Conservative Growth Portfolio:
Counterparty(a)	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Morgan Stanley	12/20/08	$200	0.26%	Allstate Corp. (The), 6.125%, due 2/15/12	$(750)
UBS	12/20/08	$200	0.35%	AutoZone, Inc., 5.875%, due 10/15/12	2,183

C6

Counterparty(a)	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	12/20/08	$100	0.13%	E.I. DuPont de Nemours & Co., 6.875%, due 10/15/09	$(188)
Citigroup	12/20/08	$200	0.28%	Eaton Corp., 5.75%, due 7/15/12	(1,051)
Barclays	12/20/08	$200	0.16%	Eli Lilly & Co., Inc., 6.00%, due 3/15/12	(227)
Morgan Stanley	12/20/08	$100	0.21%	Emerson Electric Co., 4.625%, due 10/15/12	(190)
Citigroup	12/20/08	$100	0.29%	FedEx Corp., 7.25%, due 2/15/11	(412)
Bear Stearns	06/20/05	$1,700	0.55%	General Motors Acceptance Corp., 6.875%, due 8/28/12	1,091
Bear Stearns(b)	06/20/05	$1,700	0.69%	General Motors Corp., 7.125%, due 7/15/13	356
Lehman Brothers	12/20/08	$100	0.97%	Goodrich Corp., 7.625%, due 12/15/12	(2,467)
Bear Stearns	12/20/08	$200	0.32%	Hewlett Packard Co., 6.50%, due 7/1/12	(1,349)
Merrill Lynch	12/20/08	$100	0.32%	Ingersoll-Rand Co., 6.48%, due 6/1/25	(489)
Lehman Brothers	12/20/08	$200	0.11%	Johnson & Johnson, 3.80%, due 5/15/13	(151)
Lehman Brothers	12/20/08	$100	0.53%	Lockheed Martin Corp., 8.20%, due 12/1/09	(1,201)
Lehman Brothers	12/20/08	$100	0.30%	Masco Corp., 5.875%, due 7/15/12	(305)
Lehman Brothers	12/20/08	$100	0.48%	Northrop Grumman Corp., 7.125%, due 2/15/11	(936)
Lehman Brothers	06/20/09	$400	0.40%	People’s Republic of China, 6.80%, due 5/23/11	(2,734)
Lehman Brothers	12/20/08	$100	0.35%	RadioShack Corp., 7.375%, due 5/15/11	(488)
Lehman Brothers	12/20/08	$200	0.12%	The Home Depot, Inc., 5.375%, due 4/1/06	(227)
Barclays	12/20/08	$100	0.67%	The Walt Disney Co., 6.375%, due 3/1/12	(1,794)
Citigroup	12/20/08	$300	0.14%	Wal-Mart Stores, Inc., 6.875%, due 8/10/09	(896)
Lehman Brothers	12/20/08	$100	0.29%	Whirlpool Corp., 8.60%, due 5/1/10	(307)

					$(12,532)

(a)	Portfolio pays the fixed rate and receives from the counterparty par in the event that the underlying bond defaults.
(b)	The portfolio receives the fixed rate and pays the counterparty par in the event that the underlying bond defaults.

Note 6:	Distributions and Tax Information

In order to present undistributed net investment income and accumulated net realized capital gains (losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain (loss) on investments.

C7

For the year ended December 31, 2004 the adjustments were as follows:

Portfolio	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Diversified Conservative Growth Portfolio(a)(b)(c)(d)	$1,011,780	$(1,011,780)	—
Jennison 20/20 Focus Portfolio (a)	93	(93)	—

(a)	Reclassification of net foreign currency gain (loss).
(b)	Reclassification of swap income.
(c)	Reclassification of paydown losses.
(d)	Reclassification of income from defaulted securities.

The tax character of distributions paid during the year ended December 31, 2004 were as follows:

Portfolio	Ordinary Income	Long-Term Capital Gains	Total Distributions
Diversified Conservative Growth Portfolio	$5,196,232	$—	$5,196,232
Jennison 20/20 Focus Portfolio	61,682	—	61,682

The tax character of distributions paid during the year ended December 31, 2003 were as follows:

Portfolio	Ordinary Income	Long-Term Capital Gains	Total Distributions
Diversified Conservative Growth Portfolio	$7,087,093	$—	$7,087,093
Jennison 20/20 Focus Portfolio	127,802	—	127,802

At December 31, 2004, the components of distributable earnings on a tax basis and approximate capital loss carryforwards were as follows:

Portfolio	Ordinary Income	Long-Term Capital Gains	Approximate Capital Loss Carryforward(a)		Expiration
					2009	2010	2011
Diversified Conservative Growth	$4,898,162	—	$7,282,000	(b)	$—	$7,282,000	—
Jennison 20/20 Focus	177,361	—	9,102,000	(c)	$216,000	7,511,000	$1,375,000

(a)	Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforwards.
(b)	Approximately $9,210,400 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2004.
(c)	Approximately $5,859,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2004.

The difference between book and tax basis is primarily cost basis adjustments and post-October losses (the Portfolios have elected to treat losses incurred in the period November 1, 2004 through December 31, 2004 as having been incurred in the following fiscal year) which are presented below:

Portfolio	Approximate Post October Losses
Currency
Jennison 20/20 Focus Portfolio	$200

The United States federal income tax basis and unrealized appreciation (depreciation) of the Series Fund’s investments and the total net unrealized appreciation (depreciation) as of December 31, 2004 were as follows:

Portfolio	Tax Basis	Appreciation	Depreciation	Net Appreciation (Depreciation)	Other Cost Basis Adjusted	Total Net Unrealized Appreciation (Depreciation)
Diversified Conservative Growth Portfolio	$156,714,563	$18,091,333	$1,865,052	$16,226,281	$(371,952)	$15,854,329
Jennison 20/20 Focus Portfolio	141,384,683	29,531,697	505,224	29,026,473	168	29,026,641

C8

The differences between book basis and tax basis of investments are primarily attributable to deferred losses on wash sales and mark to market on passive foreign investments companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark to market of receivables and payables.

Note 7:	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“Contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2004, the Jennison 20/20 Focus Portfolio has Class II shares outstanding.

Transactions in shares of common stock of the Jennison 20/20 Focus were as follows:

Jennison 20/20 Focus Portfolio:
Class I	Shares	Amount
Year ended December 31, 2004:
Capital stock sold	228,915	$2,558,089
Capital stock issued in reinvestment of dividends and distributions	5,765	61,682
Capital stock repurchased	(753,278)	(8,343,927)

Net increase (decrease) in shares outstanding	(518,598)	$(5,724,156)

Year ended December 31, 2003:
Capital stock sold	196,317	$1,802,208
Capital stock issued in reinvestment of dividends and distributions	15,798	127,802
Capital stock repurchased	(1,064,818)	(9,437,398)

Net increase (decrease) in shares outstanding	(852,703)	$(7,507,388)

Class II
Year ended December 31, 2004:
Capital stock sold	5,673,614	$62,460,038
Capital stock repurchased	(1,147,786)	(12,270,703)

Net increase (decrease) in shares outstanding	4,525,828	$50,189,335

Year ended December 31, 2003:
Capital stock sold	2,922,818	$27,443,579
Capital stock repurchased	(96,920)	(869,041)

Net increase (decrease) in shares outstanding	2,825,898	$26,574,538

Note 8:	Borrowings

The Series Fund (excluding the Money Market Portfolio), along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period January 1, 2004 through April 30, 2004, the SCA provided for a commitment of $800 million and allowed the Funds to increase the commitment to $1 billion, if necessary. Effective May 1, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds paid a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement continues to be $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement is October 28, 2005.

C9

The following Portfolio utilized the line of credit during the year ended December 31, 2004. The average balance is for the number of days the Portfolio had an outstanding balance.

Portfolio	Average Balance Outstanding	Number of Days Outstanding	Weighted Average Interest Rates
Jennison 20/20 Focus Portfolio	$289,165	15	1.94%

Note 9:	Change in Independent Registered Public Accounting Firm (Unaudited)

PricewaterhouseCoopers LLP was previously the independent registered public accounting firm for the Series Fund. The decision to change the independent registered public accounting firm was approved by the Audit Committee and by the Board of Directors in a meeting help on September 2, 2003, resulting in KPMG LLP’s appointment as the independent registered public accounting firm of the Series Fund. The reports on the financial statements of the Series Fund audited by PricewaterhouseCoopers LLP through the year ended December 31, 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Series Fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

Note 10:	Ownership

As of December 31, 2004, all of Class I shares of each Portfolio were owned of record by The Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by PICA.

C10

Financial Highlights

	Diversified Conservative Growth Portfolio
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.63	$9.17	$9.89	$10.16	$10.37

Income (Loss) From Investment Operations:
Net investment income	0.26	0.32	0.38	0.42	0.46
Net realized and unrealized gains (losses) on investments	0.72	1.58	(1.08)	(0.28)	(0.09)

Total from investment operations	0.98	1.90	(0.70)	0.14	0.37

Less Dividends and Distributions:
Dividends from net investment income	(0.33)	(0.44)	(0.02)	(0.41)	(0.46)
Distributions in excess of net investment income	—	—	—	—	(0.01)
Distributions from net realized gains	—	—	—	—	(0.09)
Distributions in excess of net realized gains	—	—	—	—	(0.02)

Total dividends and distributions	(0.33)	(0.44)	(0.02)	(0.41)	(0.58)

Net Asset Value, end of year	$11.28	$10.63	$9.17	$9.89	$10.16

Total Investment Return(a)	9.56%	21.57%	(7.10)%	1.51%	3.79%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$167.0	$169.6	$157.1	$204.1	$204.8
Ratios to average net assets:
Expenses	0.97%	0.98%	0.92%	0.94%	0.93%
Net investment income	2.29%	2.93%	3.63%	4.17%	4.71%
Portfolio turnover	186%	224%	271%	315%	319%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

	Jennison 20/20 Focus Portfolio
	Class I
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.68	$8.28	$10.65	$10.99	$11.88

Income (Loss) From Investment Operations:
Net investment income	0.04	0.02	0.02	0.05	0.05
Net realized and unrealized gains (losses) on investments	1.66	2.40	(2.39)	(0.15)	(0.71)

Total from investment operations	1.70	2.42	(2.37)	(0.10)	(0.66)

Less Dividends and Distributions:
Dividends from net investment income	(0.01)	(0.02)	— (b)	(0.05)	(0.05)
Distributions from net realized gains	—	—	—	(0.19)	(0.18)

Total dividends and distributions	(0.01)	(0.02)	—	(0.24)	(0.23)

Net Asset Value, end of year	$12.37	$10.68	$8.28	$10.65	$10.99

Total Investment Return(a):	15.94%	29.30%	(22.24)%	(1.01)%	(5.41)%
Ratios Supplemental Data:
Net assets, end of year (in millions)	$68.4	$64.6	$57.2	$87.8	$95.8
Ratios to average net assets:
Expenses	0.88%	0.95%	0.97%	0.93%	0.88%
Net investment income	0.29%	0.18%	0.19%	0.46%	0.45%
Portfolio turnover rate	87%	102%	75%	131%	163%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

(b)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

D1

Financial Highlights

	Jennison 20/20 Focus Portfolio
	Class II
	Year Ended December 31,				February 15, 2000(a) through December 31, 2000
	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.60	$8.23	$10.63	$10.99	$11.36

Income (Loss) From Investment Operations:
Net investment income	0.01	— (d)	— (d)	0.02	0.01
Net realized and unrealized gains (losses) on investments	1.62	2.37	(2.40)	(0.15)	(0.19)

Total from investment operations	1.63	2.37	(2.40)	(0.13)	(0.18)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.04)	(0.01)
Distributions from net realized gains	—	—	—	(0.19)	(0.18)

Total dividends and distributions	—	—	—	(0.23)	(0.19)

Net Asset Value, end of period	$12.23	$10.60	$8.23	$10.63	$10.99

Total Investment Return(b):	15.38%	28.80%	(22.58)%	(1.30)%	(1.53)%
Ratios Supplemental Data:
Net assets, end of period (in millions)	$101.0	$39.6	$7.5	$2.0	$0.7
Ratios to average net assets:
Expenses	1.28%	1.35%	1.37%	1.33%	1.28	%(c)
Net investment income (loss)	(0.02)%	(0.22)%	(0.21)%	0.06%	0.10	%(c)
Portfolio turnover rate	87%	102%	75%	131%	163	%(e)

(a)	Commencement of offering of Class II shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Less than $0.005 per share.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

D2

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Prudential Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities of The Prudential Series Fund, Inc., (comprised of Diversified Conservative Growth Portfolio and Jennison 20/20 Focus Portfolio) (hereafter referred to as the “Fund”), including the portfolios of investments, as of December 31, 2004, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended December 31, 2003 and the financial highlights for the periods presented prior to December 31, 2004, were audited by another independent registered public accounting firm, whose report dated, February 13, 2004, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2005

E1

Tax Information

(Unaudited)

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 2004) as to the federal tax status of dividends paid by the Series Fund during such fiscal year. Accordingly, we are advising you that in 2004, the Series Fund paid dividends as follows:

	Ordinary Dividends	Long-Term Capital Gains	Total Distributions
Diversified Conservative Growth Portfolio	$0.331	$—	$0.331
Jennison 20/20 Focus Portfolio (Class I)	0.010	—	0.010
Jennison 20/20 Focus Portfolio (Class II)	—	—	—

Pursuant to Section 854 of the Internal Revenue Code, the following percentages of distributions from ordinary income for the year ended December 31, 2004 have been designated as being eligible for the dividends received deduction available to corporate shareholders:

Corporate Dividend Received Deduction
Diversified Conservative Growth Portfolio	16.22%
Jennison 20/20 Focus Portfolio	100%

E2

MANAGEMENT OF THE FUND

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex” consists of the Fund and any other investment companies managed by PI.

Name, Address**, and Birthdate	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by the Director****

Saul K. Fenster, Ph.D. (3/22/33)	Director, Since 1983	74	Member (since 2000), Board of Directors of IDT Corporation

Principal Occupations During Past 5 Years – Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; Director (since 1998) of Society of Manufacturing Engineering Education Foundation, Director (since 1995) of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.

Delayne Dedrick Gold (7/15/38)	Director, Since 2001	74	—

Principal Occupations During Past 5 Years – Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.

Julian A. Lerner (11/12/24)	Director Emeritus Since 2003	74	—

Principal Occupations During Past 5 Years – Senior Vice President and Portfolio Manager (1986-1995); AIM Charter Fund and AIM Summit Fund.

W. Scott McDonald, Jr. (4/19/37)	Vice Chairman and Director Since 1983	74	—

Principal Occupations During Past 5 Years – Of Counsel (since 2004); formerly Management Consultant (1997-2004) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald & Associates, Chief Operating Officer (1991-1995), Fairleigh Dickinson University, Executive Vice President and Chief Operating Officer (1975-1991), Drew University, interim President (1988-1990), Drew University and former Director of School, College and University Underwriters Ltd.

Thomas T. Mooney (11/11/41)	Chairman and Director Since 2001	74	Director (since 1988) of The High Yield Plus Fund, Inc.

Principal Occupations During Past 5 Years – Chief Executive Officer, the Rochester Business Alliance, formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive; Director of Blue Cross of Rochester and Executive Service Corps of Rochester; Director of the Rochester Individual Practice Association; Director of Rural Metro Ambulance Rochester (since 2003); Vice President and Director of Hi-tech of Rochester.

Thomas M. O’Brien (12/5/50)	Director, Since 2003	74	Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Director (since May 2000) of Atlantic Bank of New York.

Principal Occupations During Past 5 Years – President and Chief Executive Officer (since May 2000) of Atlantic Bank of New York; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank.

John A. Pileski (9/2/39)	Director, Since 2003	74	Director (since April 2001) of New York Community Bank.

Principal Occupations During Past 5 Years – Retired since June 2000; Tax Partner (July 1974-June 2000) of KPMG, LLP.

F. Don Schwartz (8/14/35)	Director, Since 2003	74	—

Principal Occupations During Past 5 Years – Management Consultant (since April 1985).

Interested Directors
Name, Address**, and Birthdate	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by the Director****

*David R. Odenath (3/8/57)	President and Director Since 1999	74	—

Principal Occupations During Past 5 Years – President of Prudential Annuities (since August 2002); Executive Vice President (since May 2003) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (since May 2003) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (since May 2003) of American Skandia Marketing, Inc.; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999-2003) of PI; Senior Vice President (since June 1999) of Prudential; formerly Senior Vice President (August 1993-May 1999) of PaineWebber Group, Inc.

F1

Interested Directors—(continued)
Name, Address**, and Birthdate	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by the Director****

*Robert F. Gunia (12/15/46)	Vice President and Director Since 2001	167	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Principal Occupations During Past 5 Years – Chief Administrative Officer (since June 1999) of Prudential Investments LLC (PI); Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities).

Officers

Name, Address**, and Birthdate	Position with Fund* Term of Office*** Length of Time Served	Principal Occupations During Past 5 Years

Grace C. Torres (6/28/59)	Treasurer and Principal Financial and Accounting Officer Since 1997	Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since
May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services,
Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March
1993-1999) of Prudential Securities.

Jonathan D. Shain (8/9/58)	Secretary, Since 2001	Vice President and Corporate Counsel (since August 1998) of Prudential Insurance; Vice President and
Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American
Skandia Fund Services, Inc.; formerly Attorney with Fleet Bank, N.A. (January 1997-July 1998).

William V. Healey (7/28/53)	Chief Legal Officer Since 2004	Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and
Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief
Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services
LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund
Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment
Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of American
Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia
Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance
Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a
subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon
Bank and Dreyfus; Assistant Secretary (since June 2004) of The Asia Pacific Fund, Inc.

Edward P. Macdonald (7/4/67)	Assistant Secretary Since 2003	Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services,
Inc.; Chief Counsel, Investment Management of American Skandia, Inc. (ASI) (since July 2002); Senior
Counsel, Securities of ASI (September 2000-June 2002); Counsel of ASI (December 1999-August
2000); Senior Associate of Counsel of ASI (April 1999-December 1999); Branch Chief, Senior Counsel
and Attorney at the U.S. Securities and Exchange Commission (October 1994-April 1999).

Lee D. Augsburger (6/7/59)	Chief Compliance Officer Since 2004	Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief
Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice
President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance
Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of
Prudential Insurance Company of America.

Maryanne Ryan (10/12/64)	Anti-Money Laundering Compliance Officer Since 2002	Vice President, Prudential (since November 1998), First Vice President Prudential Securities (March 1997-
May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment
Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Helene Gurian (10/25/53)	Acting Anti-Money Laundering Compliance Officer Since 2004	Vice President, Prudential (since July 1997). Vice President, Compliance (July 1997-January 2001); Vice
President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President,
Corporate Investigations (May 2002-present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

* “Interested” Director, as defined in the Investment Company Act, by reason of employment with the Manager (as defined below), and/or the Distributor (as defined below).

** Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

*** There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows how long they have served as Director and/or Officer.

**** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act.

F2

This report contains financial information about certain investment choices that may be available on the variable life insurance and variable annuity contracts listed below. You may receive additional reports and should refer to your variable life insurance or variable annuity contract prospectus to determine which portfolios are available to you.

Variable Life Insurance

■	Pruco Life’s Magnastar

Variable Annuities

■	Pruco Life’s Discovery Select®
■	Pruco Life of New Jersey’s Discovery Select®
■	Pruco Life’s Discovery Choice®
■	Pruco Life of New Jersey’s Discovery Choice®

Variable life insurance is distributed by Pruco Securities LLC, member SIPC, 751 Broad Street, Newark, NJ 07102-3777. Variable annuities are distributed through Prudential Investment Management Services LLC (PIMS), member SIPC, Gateway Center Three, 14th Floor, Newark, NJ 07102-4077. Variable life insurance and variable annuities are issued by The Prudential Insurance Company of America, Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey. All are Prudential Financial companies. Each is solely responsible for its own financial condition and contractual obligations. Guarantees are based on the claims-paying ability of the issuing company.

Variable Contracts:	ARE NOT FDIC INSURED	ARE NOT BANK GUARANTEED	MAY LOSE VALUE

The 2004 Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America will be available commencing April 30, 2005. You may call (888) 778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (“householding”) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877) 778-5008, you can revoke or “opt out” of householding at any time.

Prudential Financial and the Rock logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

PO Box 7478

Philadelphia, PA 19101-7478

Presorted

Standard

U.S. Postage

PAID

Prudential

IFS-2005-A094687    PSF-AR-C    Ed. 01/31/2005

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-802-6469, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. John A. Pileski, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended December 31, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $575,500 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. KPMG did not serve as the Registrant’s principal accountant during fiscal year ended December 31, 2003, so no information for that fiscal year is provided.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

Not applicable to Registrant. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the last fiscal year 2004 was $33,500. KPMG did not serve as the Registrant’s principal accountant during fiscal year 2003, so no information for that fiscal year is provided.

(h)	Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders:

On August 30, 2004, the Board of Directors adopted the following nominations and communications policy:

Governance Committee: The Governance Committee of the Board of Directors is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The Board has determined that each member of the Governance Committee is not an “interested person” as defined in the Investment Company Act of 1940.

The Governance Committee Charter is available on the Fund’s website at www.prudential.com.

Selection of Director Nominees: The Governance Committee is responsible for considering director nominees at such times as it considers electing new directors to the Board. The Governance Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Governance Committee has not established specific, minimum qualifications that it believes must be met by a director nominee. In evaluating director nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual is would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Mr. Thomas T. Mooney) or the Chair of the Governance Committee (Mr. Saul K. Fenster, Ph.D.), in either case c/o The Prudential Series Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated;

•	the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Fund’s investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Fund’s outside legal counsel may cause a person to be deemed an “interested person.”

Before the Governance Committee decides to nominate an individual as a director, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a director of a registered investment company.

Shareholder Communications with Directors: Shareholders of the Fund can communicate directly with the Board of Directors by writing to the Chair of the Board, c/o The Prudential Series Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual director by writing to that director at The Prudential Series Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual directors are not screened before being delivered to the addressee.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12 – Exhibits

(a)	Code of Ethics – Attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Prudential Series Fund, Inc.

By (Signature and Title)*	/s/ Jonathan D. Shain
Jonathan D. Shain
Secretary

Date	February 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David R. Odenath
David R. Odenath
President and Principal Executive Officer

Date	February 18, 2005

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	February 18, 2005

*	Print the name and title of each signing officer under his or her signature.